                                                    REGISTRATION NO. 333-142461
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM N-3
                          REGISTRATION STATEMENT
                                   UNDER
                        THE SECURITIES ACT OF 1933     [X]
                        PRE-EFFECTIVE AMENDMENT NO.    [_]
                      POST-EFFECTIVE AMENDMENT NO. 13  [X]
                       (CHECK APPROPRIATE BOX OR BOXES)

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                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

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                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
           (NAMES AND ADDRESSES OF AGENTS FOR SERVICE (212)554-1234)

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Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):
    [X]Immediately upon filing pursuant to paragraph (b) of Rule 485
    [_]On (date) pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Accounts under variable annuity contracts.

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EXPLANATORY NOTE:

Registrant is filing this Post-Effective Amendment No. 13 to the Registration Statement No. 333-142461 for the purposes of including in the Registration Statement revised Statements of Additional Information, and Part C. This Post-Effective Amendment No. 13 incorporates by reference the information contained in Part A of Post-Effective Amendment No. 12, filed on April 20, 2017 and including any supplements thereto.

Members Retirement Program


STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2017, SUPPLEMENTED DECEMBER 21, 2017. THE DATE OF THE RELATED PROSPECTUS IS MAY 1, 2017.




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This Statement of Additional Information (''SAI'') is not a prospectus. You should read this SAI in conjunction with AXA Equitable's prospectus dated May 1, 2017 for the Members Retirement Program.

A copy of the prospectus to which this SAI relates is available at no charge by writing to AXA Equitable at Box 4875, Syracuse, New York 13221 or by calling our toll-free telephone number, in the U.S., 1-800-526-2701 or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.

Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2017 to which this SAI relates.
           TABLE OF CONTENTS
                                                                PAGE
                                                              IN SAI

           Who is AXA Equitable?                                   2

           Funding of the Program                                  2

           Your responsibilities as employer                       2

           Procedures for withdrawals, distributions and
             transfers                                             2

           Provisions of the IRS Pre-Approved Plan                 4

           Investment restrictions and certain investment
             techniques applicable to the AllianceBernstein
             Growth Equity, AllianceBernstein Mid Cap Growth
             and AllianceBernstein Balanced Funds                  6

           Portfolio holdings policy for the Pooled Separate
             Accounts                                              7

           Fund transactions                                       8

           Investment management and accounting fee                9

           Portfolio managers' information
             (AllianceBernstein Growth Equity Fund,
             AllianceBernstein Mid Cap Growth Fund and
             AllianceBernstein Balanced Fund)                     10

           Investment professional conflict of interest
             disclosure                                           13

           Portfolio manager compensation                         13

           Distribution of the contracts                          14

           Custodian and independent registered public
             accounting firm                                      14

           Our management                                         15

           Financial statements index                             21

           Financial statements                                FSA-1


            Copyright 2017 by AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104.
                             All rights reserved.


                                                                        #488917

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed under your contract.

FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued by AXA Equitable. The Trustee holds the contract for the benefit of employers and participants in the Program.

YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt the IRS Pre-Approved Plan, you as the employer and plan administrator will have certain responsibilities, including:

..   sending us your contributions at the proper time and in the proper format
    (including contribution type and fiscal year);

..   maintaining all personnel records necessary for administering your plan;

..   determining who is eligible to receive benefits;

..   forwarding to us and, when required signing, all the forms your employees are required to submit;

..   distributing summary plan descriptions, confirmation notices, quarterly notices and participant annual reports to your employees and former employees;

..   distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

..   filing an annual information return for your plan with the Department of
    Labor, or Internal Revenue Service if required;

..   providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

..   determining the amount of all contributions for each participant in the plan;

..   forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.) The Department of Labor provides that if any employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

..   selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

..   providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-526-2701 or write to us at Box 4875, Syracuse, New York 13221.

PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the IRS Pre-Approved Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to severance from employment. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59 1/2 even if you are still working, as long as you are 100% vested.

If the IRS Pre-Approved Plan is maintained as a 401(k) plan and you are under age 59 1/2, you may withdraw your own 401(k) elective deferral contributions (either pre-tax or Roth), only if you demonstrate financial hardship within the meaning of applicable income tax regulations and the employer has elected this option on its adoption agreement. In a 401(k) plan, a distribution on account of a hardship is limited to the maximum distributable amount. That amount does not include earnings, qualified non-elective contributions and qualified matching contributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k) plan). If your employer terminates the plan, all amounts (subject to Guaranteed Rate Account restrictions) may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).

You may withdraw all or part of your Account Balance under the IRS Pre-Approved Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See ''Tax information'' in the prospectus. If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as ''designated Roth contributions'', which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.

We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the ''Benefit Distributions'' discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain investment funds may be delayed if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.

BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under the IRS Pre-Approved Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.

Under an individually designed plan, your employer must send us a request for disbursement form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan's trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits Form.

Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Account Executives can provide you or your employer with information.

MANDATORY CASHOUTS. The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must roll over such distribution to an individual retirement plan and must provide the plan participant with notice of such direct rollover.

DEATH BENEFITS. If a participant in the IRS Pre-Approved Plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the participant's surviving children. If the participant has no surviving children, the participant's vested benefit will be paid to the participant's estate.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING.

All ''eligible rollover distributions'' are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to an "eligible retirement plan" which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements ("IRAs"), Section 403(b) plans, and governmental employer Section 457(b) plans. After 2015, eligible rollover distributions from qualified plans may be rolled over to a SIMPLE IRA. We anticipate that regulatory guidance will be necessary before we implement rollovers into SIMPLE IRAs.

An ''eligible rollover distribution'' is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:

..   hardship withdrawals;

..   certain corrective distributions under Code Section 401(k) plans;

..   loans that are treated as distributions;

..   a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order;

..   a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

..   required minimum distributions under Code Section 401(a)(9).

If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an ''eligible rollover distribution,'' we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.

PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan.

There are no withdrawal restrictions on amounts from GRAs for hardship, in-service, plan transfer or plan termination. There are no penalties on amounts withdrawn from GRAs.

MATURING GRAS. You may arrange in advance for the reinvestment of your maturing GRAs. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.) Maturing GRA allocation changes can only be requested by submitting a GRA Maturity Allocation Form to the Trustees.

..   The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).

..   If you did not provide GRA maturity instructions, your maturing GRAs will be allocated to the AXA Moderate Allocation Portfolio. You can, however, change that election at anytime by following the above.

PROVISIONS OF THE IRS PRE-APPROVED PLAN

PLAN ELIGIBILITY REQUIREMENTS. Under the IRS Pre-Approved Plan, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.

CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor (''DOL'') rules generally require that the employer contribute participants' salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE IRS PRE-APPROVED PLAN. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts the IRS Pre-Approved Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on
(a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a non-forfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis ''Roth 401(k)'' option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59 1/2, death or disability.

For 2017, a ''highly compensated'' employee, for this purpose, is (a) an owner of more than 5% of the business, or (b) anyone with earnings of more than $120,000 from the business. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $18,000 for 2017 reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred
Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2017 is $12,500.

The additional ''catch-up'' elective deferral for 2017 is up to $6,000 which can be made by any employees who are at least age 50 at any time during 2017.

Matching contributions to a 401(k) plan on behalf of a self-employed individual are no longer treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and
(b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.

If the employer adopts the IRS Pre-Approved Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.

Under any type of plan, an employer must disregard compensation in excess of $270,000 in 2017 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2017, ''key employee'' means (a) an officer of the business with earnings of more than $175,000 or (b) an owner of more than 5% of the business, or (c) an owner of more than 1% of the business with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.

Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only ''highly compensated'' employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that are based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.

Contributions (including forfeiture amounts) for each participant in 2017 may not exceed the lesser of (a) $54,000 and (b) 100% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.

Each participant's Account Balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer's plan. Our records will also reflect each participant's percentage of vesting (see below) in his/her Account Balance attributable to employer contributions and employer matching contributions.

The participant will receive quarterly notices and confirmation of certain transactions. The participant will also receive an annual statement showing the participant's Account Balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or
(b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the Plan Document, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to the state income tax.

ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Automated Voice Response System or accessing the website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral). IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE PLAN'S QUALIFIED DEFAULT INVESTMENT ATERNATIVE WHICH IS THE AXA MODERATE ALLOCATION PORTFOLIO, UNLESS THE PLAN HAS ELECTED AN ALTERNATIVE INVESTMENT OPTION(S). You may, of course, transfer to another investment option at any time, and provide us with contribution allocation instructions for future contributions.

If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan's fiduciary will not be subject to fiduciary liability under ERISA if the Plan's fiduciary makes investments in default investment options in accordance with rules provided by the DOL. DOL has published final regulations that, consistent with the Pension Protection Act of 2006, instruct the Plan sponsors that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan's fiduciary, the fiduciary must select qualified default investment alternatives as defined in the regulations and the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

THE IRS PRE-APPROVED PLAN AND SECTION 404(C) OF ERISA. The IRS Pre-Approved Plan is a participant directed individual account plan designed to comply with the requirements of Section 404(c) of ERISA. Compliance with the requirements of Section 404(c) of ERISA and the related DOL regulation may relieve plan fiduciaries of liability for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

The IRS Pre-Approved Plan is intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the IRS Pre-Approved Plan provide the broad range of investment choices and information needed in order to meet the requirements of
Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the IRS Pre-Approved Plan. If a participant is ''vested,'' the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is non-forfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the IRS Pre-Approved Plan unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

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                                                   SCHEDULE A SCHEDULE B SCHEDULE C
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                    YEARS OF                         VESTED     VESTED     VESTED
                     SERVICE                       PERCENTAGE PERCENTAGE PERCENTAGE
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                        1                               0%         0%       100%
                        2                              20          0        100
                        3                              40        100        100
                        4                              60        100        100
                        5                              80        100        100

                        6                             100        100        100
-------------------------------------------------------------------------------------

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule C.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year ''graded vesting'' schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

INVESTMENT RESTRICTIONS AND CERTAIN INVESTMENT TECHNIQUES APPLICABLE TO THE ALLIANCEBERNSTEIN GROWTH EQUITY, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

(FOR AN EXPLANATION OF THE INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS OTHER THAN THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND, THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND AND THE ALLIANCEBERNSTEIN BALANCED FUND, SEE ''INVESTMENT RESTRICTIONS'' IN THE APPLICABLE TRUST STATEMENT OF ADDITIONAL INFORMATION.)

None of the AllianceBernstein Mid Cap Growth, AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will:

..   trade in foreign exchanges (except the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio;

..   trade in commodities or commodity contracts (except the AllianceBernstein
    Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

..   make an investment in order to exercise control or management over a company;

..   underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

..   make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

..   purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges;

..   have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund's assets;

..   purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

..   make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

..   invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

The AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will not make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Growth Equity Fund will not purchase or write puts and calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment techniques may be used by the AllianceBernstein Balanced Fund:

Mortgage-related securities -- The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and nonagency fixed, ARM and hybrid pass throughs, agency and non-agency CMO's, commercial mortgage-backed securities and dollar rolls).

Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or ''GNMA''), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation (''FNMA'') or the Federal Home Loan Mortgage Corporation (''FHLMC''), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency's obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a "PSPA") under which, if the Federal Housing Finance Agency ("FHFA") determines that FNMA's or FHLMC's liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized Mortgage Obligations -- The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations (''CMOs''). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-though securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-Backed Securities -- The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-U.S. Debt -- The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Hedging Transactions -- The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Zero-Coupon Bonds -- The AllianceBernstein Balanced Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change.

Repurchase Agreements -- Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or ''primary dealers'' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investments may be made in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the United States Government, its agencies or instrumentalities.

Foreign Currency Forward Contracts -- The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the ''Separate Accounts'') to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contract-holders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient not to trade on the non-public information. Neither AXA Equitable nor its investment advisor, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have on-going arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, and RR Donnelley. Each of these arrangements provides for on-going disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. We will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

FUND TRANSACTIONS

The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for securities brokers' commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for each of these Funds are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by AllianceBernstein L.P. (''AllianceBernstein''). For 2016, 2015 and 2014, the AllianceBernstein Growth Equity Fund paid 1,527, $1,633, and $1,084, respectively, in brokerage commissions; the AllianceBernstein Mid Cap Growth Fund paid 13,970, $14,620 and $22,385, respectively, in brokerage commissions; and the AllianceBernstein Balanced Fund paid 11,328, $14,114 and $8,857, respectively, in brokerage commissions.

AllianceBernstein seeks to obtain the best price and execution of all orders it places, considering all the circumstances. If transactions are executed in the over-the-counter market, they will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein and AXA Equitable. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the Funds and the other accounts in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as ''low touch'' trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access
(DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

AllianceBernstein also considers the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability, and professional stature. The receipt of research services from brokers tends to reduce the expenses in managing the Funds. This is taken into account when setting the expense charges.

Brokers who provide research services may charge somewhat higher commissions than those who do not. However, AllianceBernstein selects only brokers whose commissions are believed to be reasonable in all the circumstances. Of the brokerage commissions paid by the AllianceBernstein Growth Equity, AllianceBernstein Mid/Cap Growth and AllianceBernstein Balanced Funds during 2016, $0, $13,657 and $8,707, respectively, were paid to brokers providing research services on transactions of $36,948,780, $34,691,220 and $59,464,538, respectively.

AllianceBernstein periodically evaluates the services provided by brokers and prepares internal proposals for allocating among those various brokers business for all the accounts AllianceBernstein manages or advises. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by AllianceBernstein. AllianceBernstein has no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that AllianceBernstein will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. AllianceBernstein may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

Research information obtained by AllianceBernstein may be used in servicing all accounts under their management, including AXA Equitable's accounts. Similarly, not all research provided by a broker or dealer with which the Funds transact business will necessarily be used in connection with those Funds.

Transactions for the Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market-maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), AllianceBernstein seeks to obtain prompt execution in an effective manner at the best price. Subject to this general objective, AllianceBernstein may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we or AllianceBernstein may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts AllianceBernstein manages, we or AllianceBernstein may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust, see the statement of additional information for each Trust for information concerning the portfolio transactions of the Portfolios.

INVESTMENT MANAGEMENT AND ACCOUNTING FEE

The table below shows the investment management and financial accounting fees paid under the Program during each of the last three years. See ''Fee table''
section in the prospectus.

-------------------------------------------------------------------------------
FUND                                                   2016     2015     2014
-------------------------------------------------------------------------------
AllianceBernstein Growth Equity                      $101,346 $110,381 $108,325
-------------------------------------------------------------------------------
AllianceBernstein Mid Cap Growth                     $126,772 $149,193 $161,230
-------------------------------------------------------------------------------
AllianceBernstein Balanced                           $122,776 $134,248 $143,899
-------------------------------------------------------------------------------

PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN GROWTH EQUITY FUND, ALLIANCEBERNSTEIN MID CAP GROWTH FUND AND ALLIANCEBERNSTEIN BALANCED FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.

---------------------------------------------------------------------------------------------
          ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 4 (''FUND'')
                            ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                            INFORMATION AS OF DECEMBER 31, 2016
---------------------------------------------------------------------------------------------

                               (a)(2)For each person identified in column (a)(1), the number of other accounts of the Adviser managed by the person within each category below and the total assets in the accounts
                                     managed within each category below
                               -----------------------------------------------------------------
                                 Registered
                                 Investment               Other Pooled            Other
                                  Companies              Investment Vehicles    Accounts
                               -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)    Number          Total     Number    Total     Number    Total
        of the Adviser named      of            Assets      of      Assets      of      Assets
        in the prospectus      Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
------------------------------------------------------------------------------------------------
Judith A. DeVivo                  33            27,759      34      6,146       66      24,300
------------------------------------------------------------------------------------------------

                               (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                     account
                               -------------------------------------------------------------------
                                 Registered
                                 Investment                Other Pooled            Other
                                  Companies              Investment Vehicles      Accounts
                               -------------------------------------------------------------------
(a)(1)  Portfolio manager(s)    Number          Total     Number     Total     Number     Total
        of the Adviser named      of            Assets      of       Assets      of       Assets
        in the prospectus      Accounts         ($MM)     Accounts   ($MM)     Accounts    ($MM)
--------------------------------------------------------------------------------------------------
Judith A. DeVivo                  --              --        --         --         1        352
--------------------------------------------------------------------------------------------------

For a description of any material conflicts, please see ''Investment professional conflict of interest'' later in the SAI.

For compensation information, please see ''AllianceBernstein's compensation program'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------------
                                           $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER         NONE  $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------------
Judith A. DeVivo           X
--------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

-----------------------------------------------------------------------------------------
        ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 (''FUND'')
                          ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                          INFORMATION AS OF DECEMBER 31, 2016
-----------------------------------------------------------------------------------------

                                  (a)(2)For each person identified in column (a)(1), the number of other accounts of the Advisor managed by the person
                                        within each category below and the total assets in the
                                        accounts managed within each category below
                                  -----------------------------------------------------------------
                                    Registered
                                    Investment               Other Pooled            Other
                                     Companies              Investment Vehicles    Accounts
                                  -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)       Number          Total     Number    Total     Number    Total
        of the Adviser named         of            Assets      of      Assets      of      Assets
        in the Fund prospectus    Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
---------------------------------------------------------------------------------------------------
John H. Fogarty                      27            8,746       13      2,919     3,103     2,024
---------------------------------------------------------------------------------------------------

                                  (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of
                                        the account
                                  ----------------------------------------------------------------
                                    Registered               Other Pooled
                                    Investment                Investment             Other
                                     Companies                 Vehicles             Accounts
                                  ----------------------------------------------------------------
(a)(1)  Portfolio manager(s)       Number          Total     Number    Total     Number    Total
        of the Adviser named         of            Assets      of      Assets      of      Assets
        in the Fund prospectus    Accounts         ($MM)    Accounts   ($MM)     Accounts  ($MM)
--------------------------------------------------------------------------------------------------
John H. Fogarty                      --              --        --        --        --        --
--------------------------------------------------------------------------------------------------

Note: $MM means millions

For a description of any material conflicts, please see ''Investment professional conflict of interest disclosure'' later in the SAI.

For compensation information, please see ''Portfolio manager compensation'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-----------------------------------------------------------------------------------------
                                        $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER      NONE  $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------------
John H. Fogarty         X
-----------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal fundamental and quantitative research staff.

JOHN H. FOGARTY, CFA -- TEAM LEADER -- US MID CAP FUNDAMENTAL GROWTH AND PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty has been Team Leader of US Mid Cap Fundamental Growth since late 2008. He joined the US Growth team in early 2009 as a Portfolio Manager for the US Growth and US Growth and Income services. In early 2012, Fogarty also became a Portfolio Manager for US Large Cap Growth. He rejoined the firm in 2007 as fundamental growth research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at Alliance Capital in 1988, performing quantitative research while attending Columbia. He started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. Fogarty received his BA in history from Columbia University. He is a CFA charterholder. Location: New York

--------------------------------------------------------------------------------------------------
               ALLIANCEBERNSTEIN BALANCED FUND, SEPARATE ACCOUNT NO. 10 (''FUND'')
                              ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                               INFORMATION AS OF DECEMBER 31, 2016
--------------------------------------------------------------------------------------------------

                                (a)(2)For each person identified in column (a)(1), the number of other accounts of the Advisor managed by the person
                                      within each category below and the total assets in the
                                      accounts managed within each category below
                                -----------------------------------------------------------------
                                  Registered               Other Pooled
                                  Investment                Investment             Other
                                   Companies                 Vehicles            Accounts
                                -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)     Number          Total     Number    Total     Number    Total
        of the Adviser named       of            Assets      of      Assets      of      Assets
        in the prospectus       Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
-------------------------------------------------------------------------------------------------
Greg Wilensky                      39             8,823      31      3,085      104       7,511
-------------------------------------------------------------------------------------------------
Joshua Lisser                      33            23,040      34      6,146       66      24,300
-------------------------------------------------------------------------------------------------

                                (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                      account
                                -------------------------------------------------------------------
                                   Registered                Other Pooled
                                   Investment                 Investment             Other
                                   Companies                   Vehicles             Accounts
                                -------------------------------------------------------------------
(a)(1)  Portfolio manager(s)     Number           Total     Number     Total     Number     Total
        of the Adviser named       of             Assets      of       Assets      of       Assets
        in the prospectus        Accounts          ($MM)    Accounts    ($MM)    Accounts    ($MM)
---------------------------------------------------------------------------------------------------
Greg Wilensky                      --               --        --         --         3        640
---------------------------------------------------------------------------------------------------
Joshua Lisser                      --               --        --         --         1        352
---------------------------------------------------------------------------------------------------

For a description of any material conflicts, please see ''Investment professional conflict of interest'' later in the SAI.

For compensation information, please see ''AllianceBernstein's compensation program'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-----------------------------------------------------------------------------------------------
                                              $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER             NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------------------
Joshua Lisser                  X
-----------------------------------------------------------------------------------------------
Greg Wilensky                  X
-----------------------------------------------------------------------------------------------

AllianceBernstein Balanced Fund, Separate Account No. 10 (''Fund'') is managed by the following team members:

JOSHUA LISSER -- CHIEF INVESTMENT OFFICER -- INDEX STRATEGIES

Joshua Lisser is Chief Investment Officer of Index Strategies. He joined Alliance Capital in 1992 as a portfolio manager in the Index Strategies Group and developed the international and global risk-controlled equity services. Prior to that, Lisser was with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York

GREG WILENSKY, CFA -- DIRECTOR -- US MULTI-SECTOR FIXED INCOME; DIRECTOR -- TREASURY INFLATION-PROTECTED SECURITIES PORTFOLIOS; DIRECTOR -- STABLE VALUE INVESTMENTS

Greg Wilensky is the lead member of the US Multi-Sector Fixed Income team. He has been responsible for the firm's US Treasury Inflation-Protected Securities
(TIPS) portfolios since 1999 and the firm's stable value business since 1998. Wilensky is also the co-chair of the Securitized Asset and Liquid Markets Research Review meeting. Prior to joining AllianceBernstein in 1996, he was a treasury manager in the corporate finance group at AT&T. Wilensky earned a BS in business administration from Washington University and an MBA from the University of Chicago. He is a member of the New York Society of Security Analysts and a CFA charterholder. Location: New York

SHAWN KEEGAN -- PORTFOLIO MANAGER

Shawn Keegan is a member of the Credit portfolio management team focusing on US and global portfolios. He is also a member of the US Core Fixed Income and Canada Fixed Income portfolio management teams, for which he serves as credit specialist for multisector strategies. Keegan first joined AllianceBernstein in 1997 as a portfolio assistant. He later spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Core Fixed Income team. Keegan holds a BS in finance from Siena College. Location: New York

SETH MASTERS -- CHIEF INVESTMENT OFFICER -- BERNSTEIN GLOBAL WEALTH MANAGEMENT

Seth Masters is Chief Investment Officer of Bernstein Global Wealth Management. He heads the team that provides customized wealth-planning advice and manages the firm's private client portfolios. Masters was previously CIO for Asset Allocation, overseeing the firm's Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. In June 2008, he was appointed head of AllianceBernstein's newly formed Defined Contribution business unit, which has since become an industry leader in custom target-date and lifetime income portfolios. Masters became CIO of Blend Strategies in 2002 and launched a range of style-blended services. From 1994 to 2002, he was CIO of Emerging Markets Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Masters has frequently been cited in print and appeared on television programs dealing with investment strategy. He has published numerous articles, including "The Case for the 20,000 Dow"; "Long-Horizon Investment Planning in Globally Integrated Capital Markets"; "Is There a Better Way to Rebalance?"; and "The Future of Defined Contribution Plans." Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He holds an AB from Princeton University and an MPhil in economics from Oxford University. He is fluent in French and Mandarin Chinese. Location: New York

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

MICHAEL S. CANTER -- DIRECTOR -- US MULTI-SECTOR AND SECURITIZED ASSETS

Michael S. Canter joined AB in 2007 as a Senior Vice President and is currently Director of U.S. Multi-Sector and Securitized Assets. He is also the Chief Investment Officer of AB's Securitized Assets Fund and Recovery Asset Fund (ABRA-S), and the former CIO of the Legacy Securities (PPIP) fund. In addition, Canter is Head of the Securitized Assets Research Group, which is responsible for AB's investments in agency mortgage-backed securities, non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities and other asset-backed securities. He has particularly extensive expertise in RMBS, and in 2013 was called upon to give expert testimony to the U.S. Senate Committee on Banking, Housing,and Urban Affairs on how U.S. housing policy should be structured going forward. In 2015, the U.S. Department of the Treasury asked Canter to join a working group of industry leaders focused on structural changes to non-agency RMBS that could restart that market. Prior to joining AB, he was the President of ACE Principal Finance, a division of ACE Limited, from 2000 to 2006. There, he managed portfolios of credit default swaps,asset-backed securities, mortgage-backed securities and collateralized debt obligations. Canter holds a BA in math and economics from Northwestern University and a PhD in finance from the Columbia University Graduate School of Business. Location: New York

BEN SKLAR -- PORTFOLIO MANAGER -- INDEX STRATEGIES

Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Group, managing global equity portfolios for institutional clients. He joined the Index Strategies team in 2009 as a Portfolio Manager, and has focused on developing a suite of custom index, structured equity and systematic volatility-management strategies. He holds a BA in English literature from Trinity College, Hartford, and an MBA in finance from New York University's Stern School of Business. Location: New York

JOHN H. FOGARTY, CFA -- TEAM LEADER -- US MID CAP FUNDAMENTAL GROWTH AND PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty has been Team Leader of US Mid Cap Fundamental Growth since late 2008. He joined the US Growth team in early 2009 as a Portfolio Manager for the US Growth and US Growth and Income services. In early 2012, Fogarty also became a Portfolio Manager for US Large Cap Growth. He rejoined the firm in 2007 as fundamental growth research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at Alliance Capital in 1988, performing quantitative research while attending Columbia. He started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. Fogarty received his BA in history from Columbia University. He is a CFA charterholder. Location: New York

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment advisor and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

ALLOCATING INVESTMENT OPPORTUNITIES

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The program is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)Discretionary incentive compensation in the form of an annual cash bonus:
    AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/ her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)Discretionary incentive compensation in the form of awards under AllianceBernstein's Incentive Compensation Awards Plan (''deferred awards''): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units or deferred cash (the option to take an award in deferred cash is limited to a certain portion of the total award), vest over a four-year period. The awards are generally forfeited if the employee resigns to work for a competitor of AllianceBernstein.

CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

DISTRIBUTION OF THE CONTRACTS

Employees of AXA Equitable perform all marketing and service functions under the contract. AXA Equitable pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Investment Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Investment Trusts owned by Separate Account No. 66.

The financial statements of each Separate Account at December 31, 2016 and for each of the two years in the period ended December 31, 2016, and the consolidated financial statements of AXA Equitable at December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

OUR MANAGEMENT
We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.

DIRECTORS AND PRINCIPAL OFFICERS


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                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
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Thomas Buberl                          Mr. Buberl has been a director of AXA
AXA                                    Equitable since May 2016. Mr. Buberl
25, avenue Matignon                    has served as Chief Executive Officer
75008 Paris, France                    of AXA since September 2016. From March
                                       2016 to August 2016, Mr. Buberl served
                                       as Deputy Chief Executive Officer of
                                       AXA. Prior thereto, Mr. Buberl served
                                       as Chief Executive Officer of AXA
                                       Konzern AG (May 2012 to March 2016),
                                       Chief Executive Officer for the global
                                       business line for the Health Business
                                       (March 2015 to March 2016) and Chief
                                       Executive Officer for the global
                                       business line for the Life and Savings
                                       Business (January 2016 to March 2016).
                                       From November 2008 to April 2012, Mr.
                                       Buberl served as Chief Executive
                                       Officer for Switzerland of Zurich
                                       Financial Services ("Zurich"). Prior to
                                       joining Zurich, Mr. Buberl held various
                                       management positions with Boston
                                       Consulting Group (February 2000 to
                                       October 2005) and Winterthur Group
                                       (November 2005 to October 2008). Mr.
                                       Buberl is also a director of AXA
                                       Financial and MONY America since May
                                       2016 and various other subsidiaries and
                                       affiliates of the AXA Group. He has
                                       been Chairman of the Board of Directors
                                       of AXA Financial, Inc. since February
                                       2017.
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George Stansfield                      Mr. Stansfield has been a Director of
AXA                                    AXA Equitable Life Insurance Company
25, Avenue Matignon                    and since May 2017. Mr. Stansfield has
75008 Paris, France                    served as Group General Secretary of
                                       AXA in charge of Human Resources,
                                       Public Affairs, Legal, Compliance, GIE
                                       AXA, Corporate Social Responsibility,
                                       the AXA Research Fund and AXA
                                       Liabilities Managers since July 2016.
                                       Prior thereto, Mr. Stansfield served as
                                       a corporate attorney in the Legal
                                       Department specializing in merger and
                                       acquisition transactions involving
                                       financial institutions, securities law
                                       and general corporate matters of AXA
                                       Equitable Life Insurance Company based
                                       in New York (from 1985 to 1996). Mr.
                                       Stansfield served in AXA's Group Legal
                                       Department in Paris in 1996. Mr.
                                       Stansfield served as Head of Group
                                       Human Resources since 2010 and Group
                                       General Counsel since 2004. Mr.
                                       Stansfield has serves as a member of
                                       AXA Group's Management Committee since
                                       July 2016. Mr. Stansfield has served as
                                       Chairman of the Supervisory Board of
                                       GIE AXA, AXA Liabilities Managers and
                                       Kamet and a Director or Member of the
                                       Management Committee of AXA Life
                                       Insurance Co., Ltd. (Japan) and AXA
                                       ASIA. Mr. Stansfield serves as a
                                       permanent repesentative of AXA to the
                                       board of AXA Millesimes Finance,
                                       Chateau Petit Village, Chateau Pichon
                                       Longueville, SCI de L'Arlot and Societe
                                       Belle Helene. Mr. Stansfield also
                                       serves as Chairman of the Management
                                       Committee of AXA Strategic Ventures,
                                       and is a Trustee of American Library of
                                       Paris. Mr. Stansfield is also a
                                       director of AXA Financial and MONY
                                       America since May 2017.
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Ramon de Oliveira                      Director of AXA Financial, AXA
Investment Audit Practice, LLC         Equitable and MONY America since May
70 South Fifth Street                  2011. Director of MONY Life (May 2011
Park Ridge, NJ 07656                   to September 2013). Since April 2010,
                                       Mr. de Oliveira has been a member of
                                       AXA's Board of Directors, where he
                                       serves on the Finance Committee (Chair)
                                       and Audit Committee, and from April
                                       2009 to April 2010, he was a member
                                       AXA's Supervisory Board. He is
                                       currently the Managing Director of the
                                       consulting firm Investment Audit
                                       Practice, LLC, based in New York. From
                                       2002 and 2006, Mr. de Oliveira was
                                       Adjunct Professor of Finance at
                                       Columbia University. Prior thereto,
                                       starting in 1977, he spent 24 years at
                                       JP Morgan & Co. where he was Chairman
                                       and Chief Executive Officer of JP
                                       Morgan Investment Management and was
                                       also a member of the firm's Management
                                       Committee since its inception in 1995.
                                       Upon the merger with Chase Manhattan
                                       Bank in 2001, Mr. de Oliveira was the
                                       only executive from JP Morgan & Co.
                                       asked to join the Executive Committee
                                       of the new firm with operating
                                       responsibilities. Mr. de Oliveira is
                                       currently the Chairman of the
                                       Investment Committee of Fonds de
                                       Dotation du Louvre (since 2009) and
                                       JACCAR Holdings SA (2011). Previously,
                                       he served as a Director of JP Morgan
                                       Suisse, American Century Company, Inc.,
                                       SunGard Data Systems, The Hartford
                                       Insurance Company, Tattinger-Kobrand
                                       USA, Quilvest SA and L'Atelier.
                                       Mr. de Oliveira also formerly served as
                                       a Trustee and Chairman of the
                                       Investment Committee of The Kauffman
                                       Foundation, a Member of the Investment
                                       Committee of The Red Cross and the
                                       Chairman of the Board of Friends of
                                       Education.
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DIRECTORS AND PRINCIPAL OFFICERS
(CONTINUED)
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                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Daniel G. Kaye                         Mr. Kaye has been a Director of AXA
767 Quail Run                          Equitable since September 2015. From
Inverness, IL 60067                    January 2013 to May 2014, Mr. Kaye
                                       served as Interim Chief Financial
                                       Officer and Treasurer of HealthEast
                                       Care System ("HealthEast"). Prior to
                                       joining HealthEast, Mr. Kaye spent 35
                                       years with Ernst & Young LLP ("Ernst &
                                       Young") from which he retired in 2012.
                                       Throughout his time at Ernst & Young,
                                       where he was an audit partner for 25
                                       years, Mr. Kaye enjoyed a track record
                                       of increasing leadership and
                                       responsibilities, including serving as
                                       the New England Managing Partner and
                                       the Midwest Managing Partner of
                                       Assurance. Mr. Kaye is a member of the
                                       Board of Directors of Ferrellgas
                                       Partners L.P. ("Ferrellgas"), where he
                                       serves on the Audit Committee and
                                       Corporate Governance and Nominating
                                       Committee (Chair). Mr. Kaye is a
                                       Certified Public Accountant and
                                       National Association of Corporate
                                       Directors (NACD) Board Leadership
                                       Fellow. Mr. Kaye is also a director of
                                       AXA Financial and MLOA since September
                                       2015.
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Kristi A. Matus                        Ms. Matus has been a Director of AXA
380 Beacon St., #2                     Equitable since September 2015.
Boston, MA 02116                       Ms. Matus formerly served as Executive
                                       Vice President and Chief Financial &
                                       Administrative Officer of athenahealth,
                                       Inc. ("athenahealth") from July 2014 to
                                       May 2016. Prior to joining
                                       athenahealth, Ms. Matus served as
                                       Executive Vice President and Head of
                                       Government Services of Aetna, Inc.
                                       ("Aetna") from February 2012 to July
                                       2013. Prior to Aetna, she held several
                                       senior leadership roles at United
                                       Services Automobile Association
                                       ("USAA"), including Executive Vice
                                       President and Chief Financial Officer
                                       from 2008 to 2012. She began her career
                                       at the Aid Association for Lutherans,
                                       where she held various financial and
                                       operational roles for over a decade.
                                       Ms. Matus is also a director of AXA
                                       Financial and MLOA since September 2015.
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Richard C. Vaughan                     Director of AXA Financial, AXA
764 Lynnmore Lane                      Equitable and MONY America since May
Naples, FL 34108                       2010. Director of MONY Life (May 2010
                                       to September 2013). Executive Vice
                                       President and Chief Financial Officer
                                       of Lincoln Financial Group (1995 to May
                                       2005); prior thereto, Chief Financial
                                       Officer (June 1992 to 1995); Senior
                                       Vice President and Chief Financial
                                       Officer of Employee Benefits Division
                                       (July 1990 to 1995). Member of the
                                       Board of Directors of MBIA, Inc,
                                       serving on the Audit Committee, the
                                       Executive Committee and the Finance and
                                       Risk Committee (Chair).
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Barbara Fallon-Walsh                   Director of AXA Financial, AXA
1670 Stephens Drive                    Equitable and MONY America since May
Wayne, PA 19087                        2012. Director of MONY Life (May 2012
                                       to September 2013). Ms. Fallon-Walsh
                                       was with The Vanguard Group, Inc.
                                       ("Vanguard") from 1995 until her
                                       retirement in 2012, where she held
                                       several executive positions, including
                                       Head of Institutional Retirement Plan
                                       Services from 2006 through 2011.
                                       Ms. Fallon-Walsh started her career at
                                       Security Pacific Corporation in 1979
                                       and held a number of senior and
                                       executive positions with the company,
                                       which merged with Bank of America in
                                       1992. From 1992 until joining Vanguard
                                       in 1995, Ms. Fallon-Walsh served as
                                       Executive Vice President, Bay Area
                                       Region and Los Angeles Gold Coast
                                       Region for Bank of America.
                                       Ms. Fallon-Walsh is currently a member
                                       of the Board of Directors of AXA
                                       Investment Managers S.A. ("AXA IM"),
                                       where she serves on the Audit and Risk
                                       Committee and the Remuneration
                                       Committee, and of AXA Rosenberg Group
                                       LLC. Ms. Fallon-Walsh has been a member
                                       of the Main Line Chamber of Commerce
                                       Board of Directors and Executive
                                       Committee, the Business and Advisory
                                       Council for Widener University and
                                       served on the Board of Trustees and
                                       Executive Committee of the Employee
                                       Benefit Research Institute in
                                       Washington, DC.
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Bertram L. Scott                       Director of AXA Financial, AXA
Novant Health, Inc.                    Equitable and MONY America since May
108 Providence Road                    2012. Director of MONY Life (May 2012
Charlotte, NC 28207                    to September 2013). Mr. Scott is Senior
                                       Vice President of population health
                                       management of Novant Health, Inc. since
                                       February 2015. From November 2012 to
                                       December 2014, he served as President
                                       and Chief Executive Officer of Affinity
                                       Health Plan. Prior to joining Affinity,
                                       Mr. Scott served as President, U.S.
                                       Commercial of CIGNA Corporation from
                                       June 2010 to December 2011, with
                                       executive responsibilities for U.S.
                                       products, marketing, national accounts,
                                       underwriting and for regional,
                                       individual, select and senior segments.
                                       Prior to joining CIGNA, Mr. Scott
                                       served as Executive Vice President and
                                       Chief Institutional Development & Sales
                                       Officer at TIAA-CREF, a leading
                                       provider of retirement services in the
                                       academic, research, medical and
                                       cultural fields. Mr. Scott is a member
                                       of the Board of Directors of Becton,
                                       Dickinson and Company, where he serves
                                       on the Audit Committee (Chair) as
                                       Chairman and Compensation and Benefits
                                       Committee. He is a Director of Lowe's
                                       Companies, Inc., where he serves on the
                                       Audit Committee and Governance
                                       Committee (since November 2015).
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DIRECTORS AND PRINCIPAL OFFICERS
(CONTINUED)
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                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Charles G.T. Stonehill                 Mr. Stonehill has been a Director of
Founding Partner                       AXA Equitable Life Insurance Company
Green & Blue Advisors                  since November 2017. He is currently
285 Central Park West                  the Founding Partner of Green & Blue
New York, NY 10024                     Advisors LLC, based in New York. Mr.
                                       Stonehill serves as non-executive Vice
                                       Chairman of the Board of Directors of
                                       Julius Baer Group Ltd. and as a Member
                                       of the Board of Directors of CommonBond
                                       LLC in New York and of PlayMagnus A/S
                                       in Oslo (the company which represents
                                       the World Chess champion Magnus
                                       Carlsen's online, digital and business
                                       interests). Mr. Stonehill has over 30
                                       years' experience in energy markets,
                                       investment banking and capital markets,
                                       including key positions at Lazard
                                       Freres & Co. LLC, Credit Suisse First
                                       Boston and Morgan Stanley & Co. Prior
                                       thereto, Mr. Stonehill served as the
                                       Chief Financial Officer of Better Place
                                       Inc. an Electric Vehicle start-up, from
                                       2009 to 2011, where he was responsible
                                       for its global financial strategy and
                                       capital raising. In his career in
                                       financial services, Mr. Stonehill
                                       served as the Managing Director of
                                       Lazard Freres & Co. LLC and Global and
                                       Head of Lazard Capital Markets from
                                       2002 to 2004. Mr. Stonehill served as
                                       Head of Investment Banking for the
                                       Americas of Credit Suisse First Boston
                                       from 1997 to 2002. Mr. Stonehill served
                                       as the Head of European Equities and
                                       Equity Capital Markets at Morgan
                                       Stanley & Co. Incorporated from 1984 to
                                       1997. Mr. Stonehill began his career at
                                       JP Morgan in the oil and gas investment
                                       banking group, where he worked from
                                       1978 to 1984. Mr. Stonehill served as
                                       the Non-Executive Chairman of Panmure
                                       Gordon & Co. PLC from 2006 until 2008.
                                       Mr. Stonehill currently serves as a
                                       non-executive Director of CommonBond
                                       LLC, a marketplace lender originating
                                       student loans. Mr. Stonehill has been a
                                       Director of Bank Julius Baer & Co. Ltd.
                                       since 2006. Mr. Stonehill served as an
                                       Independent Director of The London
                                       Metal Exchange Limited from 2005 until
                                       2009. Mr. Stonehill has represented as
                                       a Board Member many financial services
                                       companies, including as an independent
                                       Director of GAM Holding AG, the LCH
                                       Group Ltd. (LCH Clearnet), and of
                                       Lazard & Co., Limited, among other
                                       companies. Mr. Stonehill serves as
                                       Governor of the Harrow School in the
                                       United Kingdom and a trustee of the
                                       Georg Solti Accademia. Mr. Stonehill is
                                       also a director of AXA Financial and
                                       MONY America since November 2017.
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OFFICERS -- DIRECTORS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011),
                                       President and Chief Executive Officer
                                       (since February 2011), AXA Financial.
                                       Chairman of the Board and Chief
                                       Executive Officer (since February 2011)
                                       and Director (since January 2011), AXA
                                       Equitable, AXA Equitable Financial
                                       Services, LLC and MONY America.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer of MONY Life
                                       (February 2011 to September 2013).
                                       Member of AXA's Management and
                                       Executive Committees (since 2008).
                                       President and Chief Executive Officer
                                       of AXA Japan (2008 to January 2011).
                                       Director, Representative Executive
                                       Officer, President and Chief Executive
                                       Officer (June 2010 to February 2011),
                                       AXA Japan Holding Co., Ltd and AXA Life
                                       Insurance Co., Ltd. (concurrently);
                                       prior thereto, Representative Director,
                                       President and Chief Executive Officer
                                       (June 2008 to June 2010). Regional
                                       Chief Executive Officer, Life, AXA Asia
                                       Life and AXA Asia Pacific Holdings
                                       Limited (concurrently) (October 2001 to
                                       June 2008). Director and President, AXA
                                       America Holdings, Inc. (since January
                                       2011). Director, AllianceBernstein
                                       Corporation (since February 2011).
-------------------------------------------------------------------------------

OTHER OFFICERS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Marine de Boucaud                      Marine de Boucaud is Senior Executive
                                       Director and Chief Human Resources
                                       Officer for AXA Equitable Life
                                       Insurance Company and a member of the
                                       company's Executive Committee. She is
                                       also Senior Executive Vice President
                                       and Chief Human Resources Officer of
                                       MONY America.
                                       Ms. de Boucaud has over 20 years of
                                       experience as a Human Resources
                                       professional. Prior to her role as
                                       Chief Human Resources officer, Ms. de
                                       Boucaud held a similar role as Human
                                       Resources Director of AXA France,
                                       beginning in 2012, where she was the
                                       first woman to serve on AXA France's
                                       Executive Committee. She began her AXA
                                       career in 2010 as head of Talent
                                       Management.
                                       Among her many accomplishments, Marine
                                       contributed to the digital
                                       transformation initiated by AXA
                                       France's CEO and launched the first
                                       Employee Resource Group (ERG) for women
                                       across multiple AXA entities in France.
                                       She believes in shifting from classic
                                       training techniques to digital ones,
                                       including the use of "gamification,"
                                       which enables faster and more
                                       interactive ways of learning. She
                                       piloted the practice of feedback to
                                       drive culture change and development,
                                       and she was among the pioneers behind
                                       the popular Do You Speak Digital
                                       platform.
                                       Ms. de Boucaud began her career in
                                       finance at BNP Paribas (Banexi) in
                                       Frankfurt, Germany, as a Mergers and
                                       Acquisitions Analyst. In 1993, she
                                       joined Jouve & Associes, a Paris-based
                                       international boutique search firm
                                       before joining Korn/Ferry
                                       International, where she spent over 10
                                       years between New York and Paris as a
                                       Partner in the Technology and Life
                                       Sciences Practices. She later held a
                                       position with leading executive search
                                       firm Spencer Stuart.
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OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Brian Winikoff                         Brian Winikoff is Senior Executive Vice
                                       President and Head of U.S. Life,
                                       Retirement and Wealth Management for
                                       AXA Financial, Inc. and MONY America
                                       since September 2016. He is also Senior
                                       Executive Director and Head of U.S.
                                       Life, Retirement, Wealth Management for
                                       AXA Equitable and AXA Equitable
                                       Financial Services, LLC since September
                                       2016 and a member of the company's
                                       Executive Committee. He is Director,
                                       Chairman of the Board, Chief Executive
                                       Officer and Chief Retirement Savings
                                       Officer for AXA Distributors, LLC since
                                       July 2016; Director for both AXA
                                       Advisors, LLC and AXA Distribution
                                       Holding Corporation since July 2016;
                                       Director and Member of Audit Committee
                                       for both AXA Equitable Life and Annuity
                                       Company and U.S. Financial Life
                                       Insurance Company since July 2016.
                                       Prior to joining AXA in 2016, Mr.
                                       Winikoff served as President and CEO of
                                       Crump Life Insurance Services, the
                                       leading independent distributor of life
                                       insurance and related products in the
                                       United States. Previously, he served as
                                       Chief Financial Officer of Crump Group,
                                       Inc., which held three businesses:
                                       Crump Life Insurance Services, Crump
                                       Property and Casualty Insurance
                                       Services (a leading P&C wholesale
                                       broker) and Ascensus (a leading
                                       retirement plan administrator). Brian
                                       joined Crump's predecessor in 2002 as
                                       the head of the investor relations,
                                       financial planning, and strategic
                                       initiatives groups.
                                       Prior to joining Crump, Mr. Winikoff
                                       served in a variety of senior
                                       management positons at Hughes
                                       Electronics and Loudcloud, Inc., after
                                       beginning his career as an investment
                                       banker with Salomon Brothers, Inc.
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Andrea M. Nitzan                       Executive Director, Chief Accounting
                                       Officer (since December 2012) and
                                       Controller (since November 2014), AXA
                                       Equitable Financial Services, LLC and
                                       AXA Equitable; prior thereto, Senior
                                       Vice President (May 2008 to December
                                       2012); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008).
                                       Executive Vice President, Chief
                                       Accounting Officer and Controller
                                       (since November 2014), AXA Financial
                                       and MONY America (since September
                                       2011). Executive Vice President
                                       andChief Accounting Officer, MONY Life
                                       (September 2011 to September 2013).
-------------------------------------------------------------------------------

Dave S. Hattem                         Senior Executive Director and General
                                       Counsel (December 2012 to present);
                                       prior thereto, Senior Vice President
                                       (September 1999 to December 2012) and
                                       General Counsel (February 2010 to
                                       present) of AXA Equitable and AXA
                                       Equitable Financial Services, LLC;
                                       prior thereto, Senior Vice President
                                       (September 1999 to present) and Deputy
                                       General Counsel (May 2004 to February
                                       2010), Associate General Counsel
                                       (September 1999 to May 2004). Senior
                                       Executive Vice President (since May
                                       2013) and General Counsel (since May
                                       2010), AXA Financial, Inc.; prior
                                       thereto, Executive Vice President May
                                       2012 to May 2013) and General Counsel
                                       (since May 2010); Senior Vice President
                                       (September 2008 to May 2012) and
                                       General Counsel (May 2010 to present);
                                       Senior Vice President and Deputy
                                       General Counsel (September 2008 to May
                                       2010). Senior Executive Director (since
                                       December 2012) and General Counsel
                                       (since February 2010), MONY America;
                                       prior thereto, Executive Vice President
                                       (May 2012 to December 2012) and General
                                       Counsel (since February 2010).
                                       Executive Senior Vice President and
                                       Deputy General Counsel of MONY Life
                                       (December 2012 to September 2013; held
                                       previous positions). Executive Vice
                                       President (since July 2012) and General
                                       Counsel (since December 2010), AXA
                                       Equitable Life and Annuity Company.
                                       Executive Vice President (since June
                                       2012) and General Counsel (since
                                       December 2010), MONY Financial
                                       Services, Inc.
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Karen Field Hazin                      Lead Director (since December 2012),
                                       Secretary (since June 2005) and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Financial
                                       Services, LLC and AXA Equitable; prior
                                       thereto, Vice President, Secretary and
                                       Associate General Counsel (June 2005 to
                                       December 2012), Counsel (April 2005 to
                                       June 2005), Assistant Vice President
                                       and Counsel (December 2001 to June
                                       2003), Counsel (December 1996 to
                                       December 2001). Vice President,
                                       Secretary and Associate General
                                       Counsel, MONY America (since June
                                       2005). Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Financial, Inc. Vice
                                       President and Secretary (since
                                       September 2005), AXA America Holdings,
                                       Inc. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Life and Annuity
                                       Company. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Distribution Holding
                                       Corporation. Vice President, Secretary
                                       and Associate General Counsel, MONY
                                       Life (June 2005 to September 2013).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Anthony F. Recine                      Senior Vice President and Auditor
                                       (since September 2016); prior thereto,
                                       Senior Vice President, Chief Compliance
                                       Officer (February 2005 to September
                                       2016) and Deputy General Counsel
                                       (February 2010 to September 2016) of
                                       MONY America. Managing Director and
                                       Chief Auditor (since September 2016);
                                       prior thereto, Managing Director, Chief
                                       Compliance Officer and Deputy General
                                       Counsel (December 2012 to September
                                       2016), AXA Equitable and AXA Equitable
                                       Financial Services, LLC; prior thereto,
                                       Senior Vice President (February 2005 to
                                       September 2016). Chief Compliance
                                       Officer (February 2005 to September
                                       2016) and Deputy General Counsel
                                       (February 2010 to September 2016);
                                       prior thereto, Senior Vice President,
                                       Chief Compliance Officer and Associate
                                       General Counsel (February 2005 to
                                       February 2010). Senior Vice President,
                                       Chief Compliance Officer and Deputy
                                       General Counsel, AXA Financial (since
                                       May 2010). Vice President, Deputy
                                       General Counsel and Chief Litigation
                                       Counsel (2000 to February 2005) of The
                                       MONY Group, Inc.; prior thereto, Vice
                                       President and Chief Litigation Counsel
                                       (1990 to 2000). Senior Vice President,
                                       Chief Compliance Officer (February 2005
                                       to September 2013) and Deputy General
                                       Counsel (February 2010 to September
                                       2013) of MONY Life.
-------------------------------------------------------------------------------

Anders B. Malmstrom                    Senior Executive Vice President and
                                       Chief Financial Officer (since June
                                       2012), AXA Financial, Inc. and MONY
                                       America. Senior Executive Director and
                                       Chief Financial Officer, AXA Equitable
                                       (since December 2012); prior thereto,
                                       Senior Executive Vice President and
                                       Chief Financial Officer (June 2012 to
                                       December 2012). Director (since July
                                       2012), Senior Executive Director and
                                       Chief Financial Officer (since June
                                       2012), AXA Equitable Financial
                                       Services, LLC. Director (since July
                                       2012), 1740 Advisers, Inc. Director,
                                       Chairman of the Board, President and
                                       Chief Executive Officer (since July
                                       2012), ACMC, LLC. Director (July 2012),
                                       AXA Advisors, LLC. Director and Senior
                                       Executive Vice President (since July
                                       2012), AXA America Holdings, Inc.
                                       Director and Chairman of the Board;
                                       Member of the Audit Committee (since
                                       July 2012), AXA Corporate Solutions
                                       Life Reinsurance Company. Director,
                                       Chairman of the Board and Chief
                                       Executive Officer (since July 2012),
                                       AXA Distribution Holding Corporation.
                                       Director (since July 2012) and Chairman
                                       of the Board (since August 2012);
                                       Member of the Audit Committee
                                       (Chairman) (since July), AXA Equitable
                                       Life and Annuity Company. Director and
                                       Chairman of the Board (since July
                                       2012), AXA RE Arizona Company.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer (since July
                                       2012), Financial Marketing Agency, Inc.
                                       Director (since July 2012), Chairman of
                                       the Board, President and Chief
                                       Executive Officer (since August 2012),
                                       MONY Financial Services, Inc. Director
                                       (since July 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director (since July 2012), MONY
                                       International Holdings, LLC. Director
                                       (since December 2013), 1740 Advisors,
                                       Inc. Director (since September 2012),
                                       MONY Life Insurance Company of the
                                       Americas, Ltd. Director and Chairman of
                                       the Board; Member of the Audit
                                       Committee (Chairman) (since July 2012),
                                       U.S. Financial Life Insurance Company.
                                       Senior Executive Vice President and
                                       Chief Financial Officer, MONY Life
                                       (June 2012 to September 2013). Director
                                       and Chairman of the Board, CS Life Re
                                       Company (since November 2014).
                                       Director, AXA Strategic Ventures US,
                                       LLC (December 2014 to July 2016).
-------------------------------------------------------------------------------
Joshua E. Braverman                    Senior Executive Director and Treasurer
                                       (since December 2012), AXA Equitable
                                       and AXA Equitable Financial Services;
                                       prior thereto, Executive Vice President
                                       and Treasurer (September 2012 to
                                       December 2012), Senior Vice President,
                                       Head of Derivatives (September 2009 to
                                       September 2012). Senior Executive Vice
                                       President (since May 2013) and
                                       Treasurer (since September 2012), AXA
                                       Financial, Inc. and MONY America; prior
                                       thereto, Executive Vice President and
                                       Treasurer (September 2012 to May 2013).
                                       Executive Vice President and Treasurer,
                                       MONY Life (September 2012 to September
                                       2013). Director, Executive Vice
                                       President, Chief Financial Officer and
                                       Treasurer and Member of the Audit
                                       Committee (since September 2012), AXA
                                       Equitable Life and Annuity Company.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       and Member of the Audit Committee
                                       (since September 2012), U.S. Financial
                                       Life Insurance Company. Director,
                                       President, Chief Executive Officer and
                                       Chief Investment Officer and Chairman
                                       of the Audit Committee (since September
                                       2012), AXA Corporate Solutions Life
                                       Reinsurance Company. Director and
                                       Chairman (since September 2012),
                                       Equitable Casualty Insurance Company.
                                       Director, President and Chief Executive
                                       Officer (since September 2012), AXA
                                       RE Arizona Company. Executive Vice
                                       President and Treasurer (since
                                       September 2012), AXA America Holdings,
                                       Inc. Director, President and Chief
                                       Financial Officer (since September
                                       2012), AXA Distribution Holding
                                       Corporation. Director and President,
                                       MONY Life Insurance Company of the
                                       Americas Limited (since September
                                       2012). Director, President and
                                       Treasurer (since September 2012), MONY
                                       International Holdings, LLC. Director,
                                       President and Treasurer (since
                                       September 2012), MBT, Ltd. Director,
                                       Chairman, President and Treasurer
                                       (since September 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       (since September 2012), MONY Financial
                                       Services, Inc. Executive Vice President
                                       and Treasurer (since September 2012),
                                       1740 Advisors, Inc. Director,
                                       President, Chief Executive Officer and
                                       Chief Financial Officer, CS Life Re
                                       Company (since November 2014). Senior
                                       Executive Vice President and Treasurer,
                                       AXA Strategic Ventures US, LLC
                                       (December 2014 to July 2016).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Michael B. Healy                       Currently Senior Executive Director and
                                       Chief Information Officer since
                                       February 2017, AXA Equitable and AXA
                                       Equitable Financial Services; prior
                                       thereto, Executive Director (December
                                       2012 to February 2017) and Chief
                                       Information Officer (since May 2011),;,
                                       Executive Vice President (May 2011 to
                                       December 2012) and Chief Information
                                       Officer (since May 2011); Senior Vice
                                       President and Chief Information Officer
                                       (September 2010 to May 2011); Senior
                                       Vice President (September 2009 to
                                       November 2010). Currently, Senior
                                       Executive Vice President and Chief
                                       Information Officer (since February
                                       2017), AXA Financial and MONY America;
                                       prior thereto, Executive Vice President
                                       and Chief Information Officer (May 2011
                                       to February 2017), AXA Financial and
                                       MONY America; prior thereto, Senior
                                       Vice President and Chief Information
                                       Officer (November 2010 to May 2011);
                                       Senior Vice President (September 2009
                                       to November 2010). Executive Vice
                                       President and Chief Information Officer
                                       (May 2011 to September 2013), MONY
                                       Life; prior thereto, Senior Vice
                                       President and Chief Information Officer
                                       (November 2010 to May 2011); Senior
                                       Vice President (September 2009 to
                                       November 2010).
-------------------------------------------------------------------------------

Keith E. Floman                        Managing Director and Chief Actuary,
                                       AXA Equitable and AXA Equitable
                                       Financial Services (since December
                                       2012); prior thereto, Senior Vice
                                       President and Actuary (November 2008 to
                                       December 2012), Vice President and
                                       Senior Actuary (August 2006 to November
                                       2008). Senior Vice President and
                                       Actuary, MONY America (since November
                                       2008); prior thereto, Vice President
                                       and Senior Actuary (August 2006 to
                                       November 2008). Senior Vice President
                                       and Actuary, MONY Life (November 2008
                                       to September 2013); prior thereto, Vice
                                       President and Senior Actuary (August
                                       2006 to November 2008). Senior Vice
                                       President and Actuary, AXA Equitable
                                       Life and Annuity Company (since
                                       December 2008). Senior Vice President
                                       and Actuary (since January 2009) and
                                       Appointed Actuary (since May 2008),
                                       U.S. Financial Life Insurance Company.
                                       Senior Vice President, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since July 2007). Director, Executive
                                       Vice President and Chief Financial
                                       Officer, AXA RE Arizona Company (since
                                       May 2013). Director, Financial
                                       Marketing Agency, Inc. (since May 2013).
-------------------------------------------------------------------------------
Kevin Molloy                           Senior Executive Vice President, AXA
                                       Financial and MONY America (since May
                                       2013). Senior Executive Director, AXA
                                       Equitable and AXA Equitable Financial
                                       Services (since May 2013). Director and
                                       Vice Chairman of the Board, AXA
                                       Advisors, LLC (since September 2013).
                                       Director, AXA Network, LLC (since
                                       October 2013). Director and Member of
                                       Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since March 2011). Senior Vice
                                       President, Business Support and
                                       Development, AXA (June 2010 to May
                                       2013). Vice President of Distribution
                                       Finance (April 2007 to June 2010), Vice
                                       President and head of North American
                                       Investor Relations (November 2003 to
                                       April 2007), Director of Corporate
                                       Finance (1999 to November 2003), AXA
                                       Equitable.
-------------------------------------------------------------------------------

Jurgen Schwering                       Senior Vice President and Chief Risk
                                       Officer, AXA Financial, Inc. and MONY
                                       America (since November 2015); prior
                                       thereto, Senior Executive Vice
                                       President and Chief Risk Officer
                                       (February 2014 to November 2015).
                                       Managing Director and Chief Risk
                                       Officer, AXA Equitable and AXA
                                       Equitable Financial Services (since
                                       November 2015); prior thereto, Senior
                                       Executive Director and Chief Risk
                                       Officer (February 2014 to November
                                       2015). Member of the Board and Head of
                                       the Health Insurance, AXA Konzern AG
                                       (October 2012 to February 2014); prior
                                       thereto, Member of the Board and Chief
                                       Investment Officer (January 2007 to
                                       October 2012); Chief Investment Officer
                                       (March 2004 to December 2006). Head of
                                       Investment Strategy (March 2000 to
                                       March 2004, Allianz
                                       Lebensversicherungs-AG; prior thereto,
                                       Executive Assistant for the Chief
                                       Financial Officer (September 1997 to
                                       March 2000).
-------------------------------------------------------------------------------

                          FINANCIAL STATEMENTS INDEX

The financial statements of AXA Equitable included in this Statement of Additional Information should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Accounts No. 3 (Pooled), 4 (Pooled), 10 (Pooled) and 66 reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered, as well as the charges against the accounts made in accordance with the terms of all other contracts participating in the respective separate accounts, if applicable.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PAGE
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS.10 (POOLED),     Report of Independent Registered Public Accounting Firm.........................  FSA-1
4 (POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)      Statement of Assets and Liabilities, December 31, 2016..........................  FSA-2
                                      ---------------------------------------------------------------------------------------
                                      Statement of Operations for the Year Ended December 31, 2016....................  FSA-3
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2016 and 2015................................................  FSA-4
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2016.....................................  FSA-5
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)       Statement of Assets and Liabilities, December 31, 2016.......................... FSA-16
                                      ---------------------------------------------------------------------------------------
                                      Statement of Operations for the Year Ended December 31, 2016.................... FSA-17
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2016 and 2015................................................ FSA-18
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2016..................................... FSA-19
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)       Statement of Assets and Liabilities, December 31, 2016.......................... FSA-28
                                      ---------------------------------------------------------------------------------------
                                      Statements of Operations for the Year Ended December 31, 2016................... FSA-29
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2016 and 2015................................................ FSA-30
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2016..................................... FSA-31
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)      Statements of Assets and Liabilities, December 31, 2016......................... FSA-34
                                      ---------------------------------------------------------------------------------------
                                      Statements of Operations for the Year Ended December 31, 2016................... FSA-44
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2016 and 2015................................................ FSA-52
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS. 10 (POOLED), 4  Notes to Financial Statements................................................... FSA-67
(POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE INSURANCE          Reports of Independent Registered Public Accounting Firm........................    F-1
COMPANY
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Balance Sheets as of December 31, 2016 and 2015....................    F-2
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Earnings (Loss), Years
                                      Ended December 31, 2016, 2015 and 2014..........................................    F-3
                                      ---------------------------------------------------------------------------------------
                                      Consolidated and Comprehensive Income (Loss), Years
                                      Ended December 31, 2016, 2015 and 2014..........................................    F-4
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Equity, Years
                                      Ended December 31, 2016, 2015 and 2014..........................................    F-5
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Cash Flows, Years
                                      Ended December 31, 2016, 2015 and 2014..........................................    F-6
                                      ---------------------------------------------------------------------------------------
                                      Notes to Consolidated Financial Statements......................................    F-8
-----------------------------------------------------------------------------------------------------------------------------
                                      The financial statements of the Funds reflect fees, charges and other expenses of the Separate Accounts applicable to contracts under Members Retirement
                                      Program as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
-----------------------------------------------------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AXA Equitable Life Insurance Company and the Contractowners of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 of AXA Equitable Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the Variable Investment Options constituting Separate Account No. 66 of AXA Equitable Life Insurance Company ("AXA Equitable"), indicated in Note 1, as of December 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and the underlying funds' transfer agents provide a reasonable basis for the opinions expressed above.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 17, 2017

                                     FSA-1

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $13,672,459)............. $15,536,114
  Long-term debt securities -- at fair value (cost: $9,553,701)..   9,665,565
  Short-term debt securities -- at fair value (cost: $1,185,191).   1,185,191
Cash.............................................................     148,625
Foreign cash (cost: $34,333).....................................      34,023
Interest and dividends receivable................................      88,789
Receivable for investment securities sold........................      52,968
Receivable from AXA Equitable's General Account..................      15,986
Fees receivable from Contractowners..............................      28,564
                                                                  -----------
   Total assets..................................................  26,755,825
                                                                  -----------

LIABILITIES:
Payable for investments securities purchased.....................     863,225
Accrued custody and bank fees....................................       9,767
Administrative fees payable......................................          21
Asset management fee payable.....................................      38,674
Accrued expenses.................................................       8,779
                                                                  -----------
   Total liabilities.............................................     920,466
                                                                  -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION..... $25,835,359
                                                                  ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.            1      $35,151.35
RIA...........        4,055          313.83
MRP...........      324,134           75.09
EPP...........          632          332.13

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME (NOTE 2):
 Dividends (net of foreign taxes withheld of $23,645).............................................. $  449,873
 Interest..........................................................................................    259,995
                                                                                                    ----------
   Total investment income.........................................................................    709,868
                                                                                                    ----------

EXPENSES (NOTE 6):
 Investment management fees........................................................................   (130,178)
 Custody and bank fees.............................................................................    (36,545)
 Other operating expenses..........................................................................    (11,279)
                                                                                                    ----------
   Total expenses..................................................................................   (178,002)
                                                                                                    ----------

NET INVESTMENT INCOME (LOSS).......................................................................    531,866
                                                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTE 2):
 Net realized gain (loss) from investments and foreign currency transactions.......................    696,186
 Change in unrealized appreciation (depreciation) of investments and foreign currency denominated
   assets and liabilities..........................................................................    457,687
                                                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS...........  1,153,873
                                                                                                    ----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................................... $1,685,739
                                                                                                    ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED        YEAR ENDED
                                                                                       DECEMBER 31, 2016 DECEMBER 31, 2015
                                                                                       ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss).........................................................    $   531,866       $   538,758
 Net realized gain (loss) on investments and foreign currency transactions............        696,186         1,240,726
 Net change in unrealized appreciation (depreciation) of investments and foreign
   currency transactions..............................................................        457,687        (1,710,724)
                                                                                          -----------       -----------
   Net increase (decrease) in assets attributable to operations.......................      1,685,739            68,760
                                                                                          -----------       -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Contributions........................................................................      1,628,895         1,797,162
 Withdrawals..........................................................................     (4,105,880)       (5,422,991)
 Asset management fees (Note 6).......................................................        (86,655)          (94,628)
 Administrative fees (Note 6).........................................................       (198,499)         (243,348)
                                                                                          -----------       -----------
   Net increase (decrease) in net assets attributable to contractowners transactions..     (2,762,139)       (3,963,805)
                                                                                          -----------       -----------
INCREASE (DECREASE) IN NET ASSETS.....................................................     (1,076,400)       (3,895,045)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD...     26,911,759        30,806,804
                                                                                          -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.........    $25,835,359       $26,911,759
                                                                                          ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2016

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
COMMON STOCKS -- 60.1%

FINANCIALS -- 11.9%

BANKS -- 6.1%
Banco Santander SA.........................  9,010   $   46,966
Bank of America Corp.......................  6,360      140,556
Bank of Montreal...........................    690       49,687
Bank of Nova Scotia (The)..................    570       31,776
BNP Paribas SA.............................  1,060       67,591
BOC Hong Kong Holdings Ltd.................  6,000       21,373
Canadian Imperial Bank of Commerce/Canada..    390       31,862
Citigroup, Inc.............................  1,920      114,105
Commonwealth Bank of Australia.............    990       58,930
Concordia Financial Group Ltd..............  9,200       44,363
DNB ASA....................................  3,220       47,955
Erste Group Bank AG........................  1,370       40,135
HSBC Holdings PLC.......................... 12,790      103,470
Huntington Bancshares, Inc./OH.............  3,530       46,667
ING Groep NV...............................  1,660       23,417
JPMorgan Chase & Co........................  1,847      159,378
Lloyds Banking Group PLC................... 60,880       46,872
Mitsubishi UFJ Financial Group, Inc........  9,700       59,946
Mizuho Financial Group, Inc................ 41,200       74,087
Raiffeisen Bank International AG/(a)/......  1,850       33,791
Resona Holdings, Inc.......................  7,300       37,490
Societe Generale SA........................    830       40,906
Sumitomo Mitsui Financial Group, Inc.......  1,700       64,874
Wells Fargo & Co...........................  2,170      119,589
Westpac Banking Corp.......................  1,945       45,812
Yamaguchi Financial Group, Inc. -- Class A.  3,000       32,728
                                                     ----------
                                                      1,584,326
                                                     ----------
CAPITAL MARKETS -- 0.6%
3i Group PLC...............................  4,400       38,162
Franklin Resources, Inc....................  1,290       51,058
Goldman Sachs Group, Inc. (The)............    110       26,340
Morgan Stanley.............................    720       30,420
                                                     ----------
                                                        145,980
                                                     ----------
CONSUMER FINANCE -- 1.0%
Ally Financial, Inc........................  2,450       46,599
American Express Co........................    890       65,936
Capital One Financial Corp.................    350       30,534
Discover Financial Services................    520       37,487
Navient Corp...............................  1,590       26,124
Synchrony Financial........................  1,620       58,757
                                                     ----------
                                                        265,437
                                                     ----------
DIVERSIFIED FINANCIAL SERVICES -- 1.2%
Berkshire Hathaway, Inc. -- Class B/(a)/...    750      122,235
Groupe Bruxelles Lambert SA................    520       43,654
Industrivarden AB -- Class C...............  2,000       37,302
Investor AB -- Class B.....................  1,400       52,313
Kinnevik AB -- Class B.....................  1,040       24,912
ORIX Corp..................................  1,600       24,954
                                                     ----------
                                                        305,370
                                                     ----------
INSURANCE -- 2.5%
Allianz SE (REG)...........................    480       79,376
Axis Capital Holdings Ltd..................    580       37,857
CNP Assurances.............................  2,140       39,689
Everest Re Group Ltd.......................    160       34,624

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
INSURANCE (CONTINUED)
First American Financial Corp....................    980   $   35,897
Hartford Financial Services Group, Inc. (The)....  1,030       49,080
Lincoln National Corp............................    700       46,389
MetLife, Inc.....................................    760       40,956
Muenchener Rueckversicherungs-Gesellschaft AG in
 Muenchen (REG)..................................    255       48,260
NN Group NV......................................  1,180       40,026
Old Mutual PLC................................... 11,510       29,428
Progressive Corp. (The)..........................  1,470       52,185
Swiss Life Holding AG............................     90       25,472
Travelers Cos., Inc. (The).......................    394       48,233
Unum Group.......................................    980       43,051
                                                           ----------
                                                              650,523
                                                           ----------
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
AGNC Investment Corp.............................  1,940       35,172
Annaly Capital Management, Inc...................  4,240       42,273
                                                           ----------
                                                               77,445
                                                           ----------
THRIFTS & MORTGAGE FINANCE -- 0.2%
Genworth Mortgage Insurance Australia Ltd........ 24,530       58,013
                                                           ----------
Total Financials.................................           3,087,094
                                                           ----------

INFORMATION TECHNOLOGY -- 9.0%

COMMUNICATIONS EQUIPMENT -- 0.5%
Cisco Systems, Inc...............................  2,980       90,055
F5 Networks, Inc./(a)/...........................    290       41,969
                                                           ----------
                                                              132,024
                                                           ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
Corning, Inc.....................................  1,810       43,929
Hitachi Ltd......................................  6,000       32,419
                                                           ----------
                                                               76,348
                                                           ----------
INTERNET SOFTWARE & SERVICES -- 1.8%
Alphabet, Inc. -- Class A/(a)/...................    165      130,754
Alphabet, Inc. -- Class C/(a)/...................    185      142,787
eBay, Inc./(a)/..................................  1,350       40,081
Facebook, Inc. -- Class A/(a)/...................  1,400      161,070
                                                           ----------
                                                              474,692
                                                           ----------
IT SERVICES -- 1.0%
Fujitsu Ltd......................................  8,000       44,392
International Business Machines Corp.............    660      109,553
Mastercard, Inc. -- Class A......................    760       78,470
Visa, Inc. -- Class A............................    380       29,648
                                                           ----------
                                                              262,063
                                                           ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
Applied Materials, Inc...........................  1,830       59,054
ASML Holding NV..................................    300       33,688
Intel Corp.......................................  2,550       92,489
Lam Research Corp................................    480       50,751
Linear Technology Corp...........................    800       49,880
Maxim Integrated Products, Inc...................    620       23,913
QUALCOMM, Inc....................................    950       61,940
Texas Instruments, Inc...........................    930       67,862
                                                           ----------
                                                              439,577
                                                           ----------
SOFTWARE -- 2.0%
Activision Blizzard, Inc.........................    930       33,582
Adobe Systems, Inc./(a)/.........................    280       28,826
Citrix Systems, Inc./(a)/........................    210       18,755

                                     FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                         SHARES U.S. $ VALUE
-------------------------------------------------------------------
SOFTWARE (CONTINUED)
Fortinet, Inc./(a)/............................  1,620   $   48,795
Microsoft Corp.................................  3,850      239,239
Nuance Communications, Inc./(a)/...............  2,170       32,333
Oracle Corp....................................  1,460       56,137
SAP SE.........................................    570       49,406
                                                         ----------
                                                            507,073
                                                         ----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.7%
Apple, Inc.....................................  2,791      323,254
FUJIFILM Holdings Corp.........................  1,200       45,533
HP, Inc........................................  2,705       40,142
NetApp, Inc....................................  1,020       35,975
                                                         ----------
                                                            444,904
                                                         ----------
Total Information Technology...................           2,336,681
                                                         ----------

INDUSTRIALS -- 7.5%

AEROSPACE & DEFENSE -- 1.4%
Arconic, Inc...................................    790       14,647
Boeing Co. (The)...............................    480       74,726
Huntington Ingalls Industries, Inc.............    150       27,628
L-3 Communications Holdings, Inc...............    460       69,971
Northrop Grumman Corp..........................    210       48,842
Rockwell Collins, Inc..........................    440       40,814
Saab AB -- Class B.............................  1,470       54,979
Thales SA......................................    370       35,917
                                                         ----------
                                                            367,524
                                                         ----------
AIR FREIGHT & LOGISTICS -- 0.1%
Expeditors International of Washington, Inc. ..    580       30,717
                                                         ----------

AIRLINES -- 0.1%
Qantas Airways Ltd............................. 11,130       26,753
                                                         ----------

BUILDING PRODUCTS -- 0.3%
Asahi Glass Co., Ltd...........................  6,000       40,792
Fortune Brands Home & Security, Inc............    710       37,956
                                                         ----------
                                                             78,748
                                                         ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Dai Nippon Printing Co., Ltd...................  4,000       39,548
Toppan Printing Co., Ltd.......................  5,000       47,774
                                                         ----------
                                                             87,322
                                                         ----------
CONSTRUCTION & ENGINEERING -- 0.2%
Jacobs Engineering Group, Inc./(a)/............    670       38,190
                                                         ----------

ELECTRICAL EQUIPMENT -- 0.4%
Fuji Electric Co., Ltd.........................  6,000       31,046
Rockwell Automation, Inc.......................    260       34,944
TKH Group NV...................................    984       38,993
                                                         ----------
                                                            104,983
                                                         ----------
INDUSTRIAL CONGLOMERATES -- 1.0%
General Electric Co............................  4,200      132,720
NWS Holdings Ltd............................... 16,000       26,014
Siemens AG (REG)...............................    706       86,615
                                                         ----------
                                                            245,349
                                                         ----------
MACHINERY -- 1.9%
AGCO Corp......................................    830       48,024
Atlas Copco AB.................................  1,370       41,680

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
MACHINERY (CONTINUED)
Atlas Copco AB -- Class B................  1,750   $   47,714
Cummins, Inc.............................    380       51,935
Deere & Co...............................    450       46,368
Dover Corp...............................    480       35,966
Hitachi Construction Machinery Co., Ltd..  1,600       34,661
Kone Oyj -- Class B......................    370       16,566
Mitsubishi Heavy Industries Ltd..........  7,000       31,888
Oshkosh Corp.............................    680       43,935
PACCAR, Inc..............................    780       49,842
Parker-Hannifin Corp.....................    300       42,000
                                                   ----------
                                                      490,579
                                                   ----------
PROFESSIONAL SERVICES -- 0.5%
Experian PLC.............................  2,260       43,873
Nielsen Holdings PLC.....................    440       18,458
SEEK Ltd.................................  3,280       35,248
Wolters Kluwer NV........................    790       28,631
                                                   ----------
                                                      126,210
                                                   ----------
ROAD & RAIL -- 0.7%
Canadian National Railway Co.............    870       58,621
Central Japan Railway Co.................    500       82,264
Kansas City Southern.....................    470       39,879
                                                   ----------
                                                      180,764
                                                   ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.6%
Fastenal Co..............................    680       31,946
Finning International, Inc...............  1,660       32,543
ITOCHU Corp..............................  3,500       46,438
Sumitomo Corp............................  4,200       49,407
                                                   ----------
                                                      160,334
                                                   ----------
Total Industrials........................           1,937,473
                                                   ----------

CONSUMER DISCRETIONARY -- 6.5%

AUTO COMPONENTS -- 0.1%
Lear Corp................................    180       23,827
                                                   ----------
AUTOMOBILES -- 1.1%
Ford Motor Co............................  4,810       58,345
Fuji Heavy Industries Ltd................    800       32,663
Mazda Motor Corp.........................  1,400       22,845
Peugeot SA/(a)/..........................  2,840       46,348
Renault SA...............................    290       25,808
Toyota Motor Corp........................  1,200       70,499
Volkswagen AG (Preference Shares)........    210       29,441
                                                   ----------
                                                      285,949
                                                   ----------
HOTELS, RESTAURANTS & LEISURE -- 0.8%
Carnival PLC.............................    370       18,797
Compass Group PLC........................  2,515       46,604
McDonald's Corp..........................    212       25,805
Royal Caribbean Cruises Ltd..............    230       18,869
Starbucks Corp...........................    900       49,968
Wyndham Worldwide Corp...................    650       49,640
                                                   ----------
                                                      209,683
                                                   ----------
HOUSEHOLD DURABLES -- 0.3%
Iida Group Holdings Co., Ltd.............  1,900       36,093
Lennar Corp. -- Class A..................    920       39,495
                                                   ----------
                                                       75,588
                                                   ----------

                                     FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
INTERNET & DIRECT MARKETING RETAIL -- 0.6%
Amazon.com, Inc./(a)/............................    130   $   97,483
Priceline Group, Inc. (The)/(a)/.................     30       43,982
TripAdvisor, Inc./(a)/...........................    370       17,157
                                                           ----------
                                                              158,622
                                                           ----------
LEISURE PRODUCTS -- 0.2%
Mattel, Inc......................................  1,410       38,845
                                                           ----------
MEDIA -- 1.1%
AMC Networks, Inc. -- Class A/(a)/...............    320       16,749
Comcast Corp. -- Class A.........................    730       50,407
Discovery Communications, Inc. -- Class A/(a) /..  1,540       42,211
Discovery Communications, Inc. -- Class C/(a)/ ..  1,640       43,919
Viacom, Inc. -- Class B..........................  1,120       39,312
Walt Disney Co. (The)............................    960      100,051
                                                           ----------
                                                              292,649
                                                           ----------
MULTILINE RETAIL -- 0.3%
Dollar General Corp..............................    280       20,740
Kohl's Corp......................................    410       20,246
Marks & Spencer Group PLC........................  3,880       16,758
Nordstrom, Inc...................................    380       18,213
                                                           ----------
                                                               75,957
                                                           ----------
SPECIALTY RETAIL -- 1.6%
Bed Bath & Beyond, Inc...........................    900       36,576
Best Buy Co., Inc................................    830       35,416
Dick's Sporting Goods, Inc.......................    670       35,577
Foot Locker, Inc.................................    550       38,989
GameStop Corp. -- Class A........................  1,060       26,776
Gap, Inc. (The)..................................  1,520       34,109
Home Depot, Inc. (The)...........................    620       83,130
Industria de Diseno Textil SA....................    920       31,403
Staples, Inc.....................................  3,970       35,928
TJX Cos., Inc. (The).............................    720       54,094
                                                           ----------
                                                              411,998
                                                           ----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
LVMH Moet Hennessy Louis Vuitton SE..............    190       36,300
PVH Corp.........................................    260       23,462
Ralph Lauren Corp................................    420       37,935
                                                           ----------
                                                               97,697
                                                           ----------
Total Consumer Discretionary.....................           1,670,815
                                                           ----------

HEALTH CARE -- 6.3%

BIOTECHNOLOGY -- 0.8%
AbbVie, Inc......................................    280       17,534
Amgen, Inc.......................................    430       62,870
Biogen, Inc./(a)/................................    170       48,209
Gilead Sciences, Inc.............................  1,140       81,635
                                                           ----------
                                                              210,248
                                                           ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
Baxter International, Inc........................  1,080       47,887
Cochlear Ltd.....................................    350       30,996
Smith & Nephew PLC...............................  1,170       17,607
                                                           ----------
                                                               96,490
                                                           ----------
HEALTH CARE PROVIDERS & SERVICES -- 1.3%
Aetna, Inc.......................................    540       66,966
Anthem, Inc......................................    420       60,383

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Cigna Corp...................................    430   $   57,358
Express Scripts Holding Co./(a)/.............    850       58,472
Humana, Inc..................................    280       57,128
UnitedHealth Group, Inc......................    250       40,010
                                                       ----------
                                                          340,317
                                                       ----------
LIFE SCIENCES TOOLS & SERVICES -- 0.2%
Illumina, Inc./(a)/..........................    330       42,253
                                                       ----------

PHARMACEUTICALS -- 3.6%
Allergan PLC/(a)/............................    110       23,101
Bayer AG (REG)...............................    300       31,317
Bristol-Myers Squibb Co......................  1,230       71,881
Daiichi Sankyo Co., Ltd......................  1,000       20,461
GlaxoSmithKline PLC..........................  4,120       79,348
Johnson & Johnson............................  1,460      168,207
Merck & Co., Inc.............................  1,334       78,533
Mylan NV/(a)/................................  1,140       43,491
Novartis AG (REG)............................    880       64,119
Novo Nordisk A/S -- Class B..................  1,070       38,454
Otsuka Holdings Co., Ltd.....................  1,000       43,650
Pfizer, Inc..................................  3,694      119,981
Roche Holding AG.............................    405       92,498
Sanofi.......................................    680       55,098
                                                       ----------
                                                          930,139
                                                       ----------
Total Health Care............................           1,619,447
                                                       ----------

CONSUMER STAPLES -- 5.9%

BEVERAGES -- 0.5%
Coca-Cola European Partners PLC..............    600       18,974
Diageo PLC...................................  2,490       64,786
PepsiCo, Inc.................................    440       46,037
                                                       ----------
                                                          129,797
                                                       ----------
FOOD & STAPLES RETAILING -- 1.0%
CVS Health Corp..............................  1,040       82,066
Kroger Co. (The).............................    650       22,432
Wal-Mart Stores, Inc.........................  1,310       90,547
Walgreens Boots Alliance, Inc................    290       24,000
WM Morrison Supermarkets PLC................. 11,550       32,892
                                                       ----------
                                                          251,937
                                                       ----------
FOOD PRODUCTS -- 2.6%
Archer-Daniels-Midland Co....................  1,190       54,324
Campbell Soup Co.............................    640       38,701
General Mills, Inc...........................    880       54,358
Hershey Co. (The)............................    410       42,406
Hormel Foods Corp............................  1,160       40,380
Kellogg Co...................................    640       47,174
McCormick & Co., Inc./MD.....................    460       42,932
Mead Johnson Nutrition Co. -- Class A........    670       47,409
Nestle SA (REG)..............................  1,195       85,771
NH Foods Ltd.................................  2,000       54,064
Tyson Foods, Inc. -- Class A.................    960       59,213
WH Group Ltd................................. 39,500       31,846
Wilmar International Ltd..................... 17,000       42,098
Yamazaki Baking Co., Ltd.....................  1,400       27,047
                                                       ----------
                                                          667,723
                                                       ----------

                                     FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                    SHARES U.S. $ VALUE
--------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.1%
Procter & Gamble Co. (The)................    300   $   25,224
                                                    ----------

PERSONAL PRODUCTS -- 0.4%
L'Oreal SA................................    260       47,483
Unilever PLC..............................  1,520       61,631
                                                    ----------
                                                       109,114
                                                    ----------
TOBACCO -- 1.3%
Altria Group, Inc.........................  1,180       79,792
British American Tobacco PLC..............  1,710       97,170
Imperial Brands PLC.......................    850       37,141
Philip Morris International, Inc..........  1,020       93,320
Swedish Match AB..........................  1,110       35,319
                                                    ----------
                                                       342,742
                                                    ----------
Total Consumer Staples....................           1,526,537
                                                    ----------

ENERGY -- 4.2%

ENERGY EQUIPMENT & SERVICES -- 0.5%
Baker Hughes, Inc.........................    760       49,377
Helmerich & Payne, Inc....................    610       47,214
National Oilwell Varco, Inc...............    963       36,055
                                                    ----------
                                                       132,646
                                                    ----------
OIL, GAS & CONSUMABLE FUELS -- 3.7%
BP PLC.................................... 12,190       76,553
Cameco Corp...............................  3,700       38,737
Chevron Corp..............................    350       41,195
Eni SpA...................................  2,740       44,507
Exxon Mobil Corp..........................  1,892      170,772
Idemitsu Kosan Co., Ltd...................  1,500       39,870
JX Holdings, Inc.......................... 10,100       42,765
Kinder Morgan, Inc./DE....................  2,240       46,390
Marathon Petroleum Corp...................    770       38,769
OMV AG....................................  1,290       45,568
Phillips 66...............................    530       45,797
Repsol SA.................................  3,510       49,425
Royal Dutch Shell PLC -- Class A (London).  1,410       39,024
Royal Dutch Shell PLC -- Class B..........  1,140       32,841
Statoil ASA...............................  2,280       41,747
Tesoro Corp...............................    290       25,360
TOTAL SA..................................  1,510       77,606
Valero Energy Corp........................    750       51,240
                                                    ----------
                                                       948,166
                                                    ----------
Total Energy..............................           1,080,812
                                                    ----------

MATERIALS -- 3.8%

CHEMICALS -- 2.0%
BASF SE...................................    535       49,681
Daicel Corp...............................  1,600       17,627
Evonik Industries AG......................  1,200       35,842
Johnson Matthey PLC.......................  1,690       66,299
JSR Corp..................................  1,400       22,082
LyondellBasell Industries NV -- Class A...    530       45,463
Mitsubishi Chemical Holdings Corp.........  7,000       45,353
Mitsubishi Gas Chemical Co., Inc..........  2,500       42,686
Monsanto Co...............................    650       68,387
Sherwin-Williams Co. (The)................    160       42,998

COMPANY                                         SHARES U.S. $ VALUE
-------------------------------------------------------------------
CHEMICALS (CONTINUED)
WR Grace & Co..................................    520     $ 35,173
Yara International ASA.........................    920       36,308
                                                           --------
                                                            507,899
                                                           --------
CONSTRUCTION MATERIALS -- 0.4%
Boral Ltd...................................... 14,157       55,302
Fletcher Building Ltd..........................  8,540       63,741
                                                           --------
                                                            119,043
                                                           --------
METALS & MINING -- 1.2%
Barrick Gold Corp..............................  1,640       26,281
Fortescue Metals Group Ltd..................... 12,090       50,696
Glencore PLC/(a)/.............................. 13,350       45,227
Goldcorp, Inc..................................  2,290       31,215
Nippon Steel & Sumitomo Metal Corp.............  1,000       22,194
Norsk Hydro ASA................................  5,760       27,579
South32 Ltd.................................... 22,460       44,364
Teck Resources Ltd. -- Class B.................  1,080       21,639
voestalpine AG.................................    650       25,468
Yamana Gold, Inc...............................  6,850       19,257
                                                           --------
                                                            313,920
                                                           --------
PAPER & FOREST PRODUCTS -- 0.2%
UPM-Kymmene Oyj................................  2,130       52,194
                                                           --------
Total Materials................................             993,056
                                                           --------

UTILITIES -- 2.1%

ELECTRIC UTILITIES -- 1.3%
Chubu Electric Power Co., Inc..................  2,700       37,649
CLP Holdings Ltd...............................  3,500       32,104
EDP -- Energias de Portugal SA................. 12,520       38,181
Entergy Corp...................................    470       34,531
Exelon Corp....................................    790       28,037
FirstEnergy Corp...............................  1,170       36,235
Fortum Oyj.....................................  2,210       33,850
Iberdrola SA...................................  7,690       50,453
Mighty River Power Ltd......................... 12,340       25,446
NextEra Energy, Inc............................    250       29,865
                                                           --------
                                                            346,351
                                                           --------
GAS UTILITIES -- 0.2%
Gas Natural SDG SA.............................  2,180       41,095
                                                           --------

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.2%
Calpine Corp./(a)/.............................  3,380       38,633
                                                           --------

MULTI-UTILITIES -- 0.4%
AGL Energy Ltd.................................  2,060       32,887
Consolidated Edison, Inc.......................    580       42,734
SCANA Corp.....................................    540       39,571
                                                           --------
                                                            115,192
                                                           --------
Total Utilities................................             541,271
                                                           --------

TELECOMMUNICATION SERVICES -- 1.7%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
AT&T, Inc......................................  1,490       63,370
Nippon Telegraph & Telephone Corp..............  1,700       71,709
Telia Co. AB...................................  7,210       29,047
Telstra Corp., Ltd.............................  4,650       17,145

                                     FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                       SHARES   U.S. $ VALUE
-------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
TELUS Corp..................................     1,310  $    41,760
Verizon Communications, Inc.................     1,930      103,023
                                                        -----------
                                                            326,054
                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
NTT DOCOMO, Inc.............................     2,000       45,584
Vodafone Group PLC..........................    28,790       71,036
                                                        -----------
                                                            116,620
                                                        -----------
Total Telecommunication Services............                442,674
                                                        -----------

REAL ESTATE -- 1.2%

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.4%
H&R Real Estate Investment Trust............     1,760       29,358
Land Securities Group PLC...................     1,650       21,733
RioCan Real Estate Investment Trust.........     1,920       38,127
                                                        -----------
                                                             89,218
                                                        -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.8%
CA Immobilien Anlagen AG....................     1,320       24,281
CapitaLand Ltd..............................     7,100       14,790
Cheung Kong Property Holdings Ltd...........     7,000       42,756
Sino Land Co., Ltd..........................    22,000       32,809
UOL Group Ltd...............................     4,200       17,356
Wharf Holdings Ltd. (The)...................     6,000       39,751
Wheelock & Co., Ltd.........................     7,000       39,293
                                                        -----------
                                                            211,036
                                                        -----------
Total Real Estate...........................                300,254
                                                        -----------
Total Common Stocks
 (cost $13,672,459).........................             15,536,114
                                                        -----------

                                             PRINCIPAL
                                              AMOUNT
                                               (000)
-------------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 37.4%

GOVERNMENTS - TREASURIES -- 11.1%

UNITED STATES -- 11.1%
U.S. Treasury Bonds
 2.25%, 8/15/46.............................   $    55       46,161
  2.50%, 2/15/46-5/15/46....................       130      115,881
  2.75%, 8/15/42............................        10        9,447
  2.875%, 5/15/43-11/15/46..................        20       19,700
  3.00%, 5/15/42-11/15/45...................       256      252,740
  3.125%, 2/15/43...........................        35       35,463
  3.625%, 8/15/43-2/15/44...................        78       86,827
  4.375%, 2/15/38...........................         9       11,184
  4.625%, 2/15/40...........................       164      209,587
  5.375%, 2/15/31...........................        40       53,275
U.S. Treasury Notes
 0.625%, 5/31/17............................       379      379,029
  1.125%, 9/30/21...........................       108      104,559
  1.25%, 10/31/21...........................        87       83,975
  1.375%, 10/31/20-5/31/21..................       457      450,803
  1.50%, 8/31/18-5/31/20....................       321      321,751
  1.625%, 6/30/20-5/15/26...................       128      125,829

                                             PRINCIPAL
                                              AMOUNT
                                               (000)   U.S. $ VALUE
-------------------------------------------------------------------
UNITED STATES (CONTINUED)
  1.75%, 12/31/20-11/30/21..................     $ 133   $  133,048
  2.00%, 11/15/26...........................        35       33,868
  3.125%, 4/30/17...........................       401      403,863
                                                         ----------
Total Governments - Treasuries..............              2,876,990
                                                         ----------

CORPORATES - INVESTMENT GRADE -- 10.8%/(B)/

INDUSTRIAL -- 6.5%

BASIC -- 0.2%
Barrick Gold Corp.
 4.10%, 5/01/23.............................         2        2,052
Dow Chemical Co. (The)
 7.375%, 11/01/29...........................         5        6,570
  8.55%, 5/15/19............................        12       13,753
Eastman Chemical Co.
 3.80%, 3/15/25.............................         8        8,068
Glencore Funding LLC
 4.125%, 5/30/23............................         4        4,025
Mosaic Co. (The)
 5.625%, 11/15/43...........................        10        9,637
Vale Overseas Ltd.
 6.875%, 11/21/36...........................         5        4,925
                                                         ----------
                                                             49,030
                                                         ----------
CAPITAL GOODS -- 0.1%
General Electric Co.
 Series D
 5.00%, 1/21/21/(c)/........................         7        7,264
Yamana Gold, Inc.
 4.95%, 7/15/24.............................        17       16,660
                                                         ----------
                                                             23,924
                                                         ----------
COMMUNICATIONS - MEDIA -- 1.4%
21st Century Fox America, Inc.
 3.00%, 9/15/22.............................        55       54,741
  4.50%, 2/15/21............................        25       26,728
  6.55%, 3/15/33............................         5        6,069
CBS Corp.
 5.75%, 4/15/20.............................        30       33,115
Comcast Cable Communications Holdings, Inc.
 9.455%, 11/15/22...........................        15       20,303
Cox Communications, Inc.
 2.95%, 6/30/23.............................        11       10,352
Discovery Communications LLC
 3.45%, 3/15/25.............................        14       13,364
RELX Capital, Inc.
 8.625%, 1/15/19............................        27       30,342
S&P Global, Inc.
 4.40%, 2/15/26.............................        26       27,504
TCI Communications, Inc.
 7.875%, 2/15/26............................        25       33,557
Time Warner Cable LLC
 4.125%, 2/15/21............................        30       31,015
  4.50%, 9/15/42............................        10        9,057
Time Warner, Inc.
 3.55%, 6/01/24.............................        19       18,846
  4.00%, 1/15/22............................         9        9,344
  4.70%, 1/15/21............................        10       10,689

                                     FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

                                        PRINCIPAL
                                         AMOUNT
                                          (000)   U.S. $ VALUE
--------------------------------------------------------------
COMMUNICATIONS - MEDIA (CONTINUED)
Viacom, Inc.
 3.875%, 12/15/21......................     $   6     $  6,061
  4.375%, 3/15/43......................         3        2,390
  5.625%, 9/15/19......................         5        5,379
                                                      --------
                                                       348,856
                                                      --------
COMMUNICATIONS - TELECOMMUNICATIONS -- 0.9%
American Tower Corp.
 5.05%, 9/01/20........................        30       32,194
AT&T, Inc.
 3.40%, 5/15/25........................        45       43,372
  3.80%, 3/15/22.......................         3        3,075
  4.45%, 5/15/21.......................        17       17,979
  4.60%, 2/15/21.......................        15       15,865
  4.75%, 5/15/46.......................        12       11,369
British Telecommunications PLC
 9.125%, 12/15/30/(d)/.................        12       18,308
Telefonica Emisiones SAU
 5.462%, 2/16/21.......................        10       10,901
Verizon Communications, Inc.
 3.50%, 11/01/24.......................        45       44,856
  4.272%, 1/15/36......................        23       22,014
  4.862%, 8/21/46......................         8        8,106
                                                      --------
                                                       228,039
                                                      --------
CONSUMER CYCLICAL - AUTOMOTIVE -- 0.1%
General Motors Financial Co., Inc.
 3.10%, 1/15/19........................        25       25,266
  3.25%, 5/15/18.......................         2        2,026
  4.00%, 1/15/25.......................         5        4,878
  4.30%, 7/13/25.......................         5        4,960
                                                      --------
                                                        37,130
                                                      --------
CONSUMER CYCLICAL - RETAILERS -- 0.1%
CVS Health Corp.
 3.875%, 7/20/25.......................        23       23,727
Kohl's Corp.
 5.55%, 7/17/45........................        15       14,325
                                                      --------
                                                        38,052
                                                      --------
CONSUMER NON-CYCLICAL -- 1.6%
Actavis Funding SCS
 3.80%, 3/15/25........................        26       26,031
  3.85%, 6/15/24.......................         9        9,080
Agilent Technologies, Inc.
 5.00%, 7/15/20........................         7        7,554
Ahold Finance USA LLC
 6.875%, 5/01/29.......................        24       29,489
Altria Group, Inc.
 2.625%, 1/14/20.......................        30       30,342
AstraZeneca PLC
 6.45%, 9/15/37........................        10       12,937
Becton Dickinson and Co.
 3.734%, 12/15/24......................         7        7,158
Biogen, Inc.
 4.05%, 9/15/25........................        24       24,710
Bunge Ltd. Finance Corp.
 8.50%, 6/15/19........................         1        1,146

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)   U.S. $ VALUE
---------------------------------------------------------------------------
CONSUMER NON-CYCLICAL (CONTINUED)
Gilead Sciences, Inc.
 3.65%, 3/01/26.....................................     $  12     $ 12,167
Laboratory Corp. of America Holdings
 3.60%, 2/01/25.....................................        10        9,956
Medtronic, Inc.
 3.50%, 3/15/25.....................................        30       30,891
Mylan NV
 3.95%, 6/15/26.....................................         7        6,551
Mylan, Inc.
 2.60%, 6/24/18.....................................        32       32,185
Newell Brands, Inc
 3.15%, 4/01/21.....................................        26       26,460
  3.85%, 4/01/23....................................         9        9,336
Reynolds American, Inc.
 5.85%, 8/15/45.....................................        12       14,210
Teva Pharmaceutical Finance Netherlands III BV
 2.80%, 7/21/23.....................................        25       23,665
  3.15%, 10/01/26...................................        23       21,204
Thermo Fisher Scientific, Inc.
 4.15%, 2/01/24.....................................        13       13,537
Tyson Foods, Inc.
 2.65%, 8/15/19.....................................        10       10,095
  3.95%, 8/15/24....................................        22       22,413
  4.50%, 6/15/22....................................        30       31,924
                                                                   --------
                                                                    413,041
                                                                   --------
ENERGY -- 1.6%
Encana Corp.
 3.90%, 11/15/21....................................        10       10,072
Energy Transfer Partners LP
 6.125%, 2/15/17....................................        10       10,052
  6.625%, 10/15/36..................................         5        5,418
  6.70%, 7/01/18....................................        15       15,936
EnLink Midstream Partners LP
 5.05%, 4/01/45.....................................        21       19,038
Enterprise Products Operating LLC
 3.35%, 3/15/23.....................................        20       20,247
  3.70%, 2/15/26....................................        27       27,098
  5.20%, 9/01/20....................................        20       21,837
Halliburton Co.
 5.00%, 11/15/45....................................        25       26,961
Kinder Morgan Energy Partners LP
 2.65%, 2/01/19.....................................         8        8,042
  3.95%, 9/01/22....................................        36       36,961
  4.15%, 3/01/22....................................        11       11,287
  6.85%, 2/15/20....................................         9       10,033
Marathon Petroleum Corp.
 5.125%, 3/01/21....................................        11       12,008
Noble Energy, Inc.
 3.90%, 11/15/24....................................        21       21,160
  8.25%, 3/01/19....................................        29       32,576
Phillips 66
 4.30%, 4/01/22.....................................        21       22,548
Plains All American Pipeline LP / PAA Finance Corp.
 3.60%, 11/01/24....................................        28       26,810
TransCanada PipeLines Ltd.
 6.35%, 5/15/67.....................................        28       23,310

                                    FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

                                              PRINCIPAL
                                               AMOUNT
                                                (000)   U.S. $ VALUE
--------------------------------------------------------------------
ENERGY (CONTINUED)
Valero Energy Corp.
 6.125%, 2/01/20.............................     $  17   $   18,763
Williams Partners LP
 3.90%, 1/15/25..............................         6        5,885
  4.125%, 11/15/20...........................        16       16,634
                                                          ----------
                                                             402,676
                                                          ----------
SERVICES -- 0.0%
eBay, Inc.
 3.80%, 3/09/22..............................         8        8,265
                                                          ----------
TECHNOLOGY -- 0.5%
Fidelity National Information Services, Inc.
 3.50%, 4/15/23..............................         5        5,064
  5.00%, 10/15/25............................         3        3,267
Hewlett Packard Enterprise Co.
 5.15%, 10/15/25.............................        25       25,720
HP Enterprise Services LLC
 7.45%, 10/15/29.............................         5        5,950
HP, Inc.
 3.75%, 12/01/20.............................         3        3,106
Intel Corp.
 4.80%, 10/01/41.............................        15       16,512
KLA-Tencor Corp.
 4.65%, 11/01/24.............................        22       23,290
Lam Research Corp.
 2.80%, 6/15/21..............................        10        9,946
Motorola Solutions, Inc.
 3.50%, 3/01/23..............................        12       11,828
Seagate HDD Cayman
 4.75%, 1/01/25..............................        12       11,432
Total System Services, Inc.
 2.375%, 6/01/18.............................        14       14,058
  3.75%, 6/01/23.............................         8        7,946
                                                          ----------
                                                             138,119
                                                          ----------
                                                           1,687,132
                                                          ----------
FINANCIAL INSTITUTIONS -- 3.6%

BANKING -- 2.5%
Bank of America Corp.
 3.875%, 8/01/25.............................        40       40,673
  4.20%, 8/26/24.............................        17       17,318
  5.00%, 5/13/21.............................        10       10,890
  Series G
  3.30%, 1/11/23.............................        38       38,127
  Series L
  5.65%, 5/01/18.............................        50       52,388
Capital One Financial Corp.
 4.75%, 7/15/21..............................        25       27,039
Compass Bank
 5.50%, 4/01/20..............................        35       36,676
Fifth Third Bancorp
 3.50%, 3/15/22..............................        12       12,297
Goldman Sachs Group, Inc. (The)
 2.35%, 11/15/21.............................         7        6,801
  3.85%, 7/08/24.............................        10       10,208
  5.75%, 1/24/22.............................        55       61,832
  Series D
  6.00%, 6/15/20.............................         7        7,763

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)   U.S. $ VALUE
---------------------------------------------------------------------
BANKING (CONTINUED)
  Series G
  7.50%, 2/15/19..............................     $  35     $ 38,800
HSBC Holdings PLC
 4.00%, 3/30/22...............................        30       31,030
  5.10%, 4/05/21..............................        20       21,614
JPMorgan Chase & Co.
 3.625%, 5/13/24..............................        32       32,550
  4.40%, 7/22/20..............................        20       21,244
  4.50%, 1/24/22..............................        20       21,569
Lloyds Bank PLC
 4.20%, 3/28/17...............................        30       30,206
Morgan Stanley
 4.75%, 3/22/17...............................        40       40,301
  Series G
  3.75%, 2/25/23..............................        20       20,543
  5.50%, 7/28/21..............................        38       42,109
Murray Street Investment Trust I
 4.647%, 3/09/17..............................         3        3,016
PNC Financial Services Group, Inc. (The)
 5.125%, 2/08/20..............................        15       16,229
State Street Corp.
 3.70%, 11/20/23..............................        15       15,616
                                                             --------
                                                              656,839
                                                             --------
INSURANCE -- 0.9%
American International Group, Inc.
 4.875%, 6/01/22..............................        45       49,175
Anthem, Inc.
 3.30%, 1/15/23...............................        11       10,981
Guardian Life Insurance Co. of America (The)
 7.375%, 9/30/39..............................        10       13,332
Hartford Financial Services Group, Inc. (The)
 5.125%, 4/15/22..............................        15       16,638
  6.10%, 10/01/41.............................        18       21,123
Lincoln National Corp.
 8.75%, 7/01/19...............................         3        3,452
Massachusetts Mutual Life Insurance Co.
 8.875%, 6/01/39..............................        10       15,012
MetLife, Inc.
 7.717%, 2/15/19..............................        22       24,610
Nationwide Mutual Insurance Co.
 9.375%, 8/15/39..............................        25       37,760
Prudential Financial, Inc.
 4.50%, 11/15/20..............................        19       20,359
XLIT Ltd.
 6.25%, 5/15/27...............................        19       22,448
                                                             --------
                                                              234,890
                                                             --------
REITS -- 0.2%
Host Hotels & Resorts LP
 Series D
 3.75%, 10/15/23..............................         3        2,945
Welltower, Inc.
 4.00%, 6/01/25...............................        35       35,770
                                                             --------
                                                               38,715
                                                             --------
                                                              930,444
                                                             --------

                                    FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

                                          PRINCIPAL
                                           AMOUNT
                                            (000)   U.S. $ VALUE
----------------------------------------------------------------
UTILITY -- 0.7%

ELECTRIC -- 0.4%
Berkshire Hathaway Energy Co.
 6.125%, 4/01/36.........................     $  25   $   31,222
Constellation Energy Group, Inc.
 5.15%, 12/01/20.........................         6        6,486
Exelon Corp.
 5.10%, 6/15/45..........................        10       10,630
Exelon Generation Co. LLC
 4.25%, 6/15/22..........................        13       13,456
Pacific Gas & Electric Co.
 4.50%, 12/15/41.........................        10       10,432
TECO Finance, Inc.
 5.15%, 3/15/20..........................        10       10,619
                                                      ----------
                                                          82,845
                                                      ----------
NATURAL GAS -- 0.3%
Engie SA
 1.625%, 10/10/17........................        11       11,002
NiSource Finance Corp.
 6.80%, 1/15/19..........................        30       32,747
Sempra Energy
 4.05%, 12/01/23.........................        35       36,555
                                                      ----------
                                                          80,304
                                                      ----------
                                                         163,149
                                                      ----------
Total Corporates -- Investment Grade.....              2,780,725
                                                      ----------

MORTGAGE PASS-THROUGHS -- 9.7%

AGENCY FIXED RATE 30-YEAR -- 8.7%
Federal Home Loan Mortgage Corp. Gold
 4.00%, 8/01/45..........................        40       42,029
  Series 2007
  5.50%, 7/01/35.........................         8        8,848
Federal National Mortgage Association
 3.00%, 2/01/45-8/01/45..................       113      112,854
  3.50%, 4/01/45-2/01/46.................       738      757,264
  4.00%, 9/01/43-11/01/46................       354      373,130
  4.50%, 1/25/47, TBA....................       510      548,549
  5.50%, 1/01/35.........................        14       15,728
  Series 2003
  5.50%, 4/01/33-7/01/33.................        29       32,150
  Series 2004
  5.50%, 4/01/34-11/01/34................        19       21,084
  Series AS6516
  4.00%, 1/01/46.........................        94       98,845
Government National Mortgage Association
 3.00%, 1/01/47, TBA.....................        65       65,814
  3.50%, 1/01/47, TBA....................       155      161,124
                                                      ----------
                                                       2,237,419
                                                      ----------

AGENCY FIXED RATE 15-YEAR -- 1.0%
Federal National Mortgage Association
 2.50%, 4/01/31-1/01/32..................       172      172,490
  3.50%, 11/01/25........................        90       94,183
                                                      ----------
                                                         266,673
                                                      ----------
Total Mortgage Pass-Throughs.............              2,504,092
                                                      ----------

                                                   PRINCIPAL
                                                    AMOUNT
                                                     (000)   U.S. $ VALUE
-------------------------------------------------------------------------
INFLATION-LINKED SECURITIES -- 2.2%

UNITED STATES -- 2.2%
U.S. Treasury Inflation Index
 0.125%, 4/15/18-4/15/19 (TIPS)...................    $  337     $352,245
  0.25%, 1/15/25 (TIPS)...........................       103      103,380
  0.375%, 7/15/25 (TIPS)..........................       117      118,609
                                                                 --------
Total Inflation-Linked Securities.................                574,234
                                                                 --------

AGENCIES -- 1.9%

AGENCY DEBENTURES -- 1.9%
Federal National Mortgage Association
 6.25%, 5/15/29...................................        70       92,786
  6.625%, 11/15/30................................       145      201,707
Residual Funding Corp. Principal Strip
 Zero Coupon, 7/15/20.............................       210      196,690
                                                                 --------
Total Agencies....................................                491,183
                                                                 --------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.9%

NON-AGENCY FIXED RATE CMBS -- 0.8%
Commercial Mortgage Trust
 Series 2013-CR6, Class A2
 2.122%, 3/10/46..................................        65       65,406
  Series 2015-PC1, Class A5
  3.902%, 7/10/50.................................        38       39,918
JP Morgan Chase Commercial Mortgage Securities
 Trust
 Series 2007-LDPX, Class A1A
 5.439%, 1/15/49..................................        15       15,008
UBS-Barclays Commercial Mortgage Trust
 Series 2012-C3, Class A4
 3.091%, 8/10/49..................................        17       17,278
  Series 2012-C4, Class A5
  2.85%, 12/10/45.................................        30       30,270
WF-RBS Commercial Mortgage Trust
 Series 2013-C14, Class A5
 3.337%, 6/15/46..................................        33       33,641
                                                                 --------
                                                                  201,521
                                                                 --------
AGENCY CMBS -- 0.1%
Federal Home Loan Mortgage Corp. Multifamily
 Structured Pass Through Certificates
 Series K010, Class A1
 3.32%, 7/25/20...................................        28       28,369
                                                                 --------
Total Commercial Mortgage-Backed Securities.......                229,890
                                                                 --------

ASSET-BACKED SECURITIES -- 0.2%

AUTOS - FLOATING RATE -- 0.1%
Wells Fargo Dealer Floorplan Master Note Trust
 Series 2014-1, Class A
 1.119%, 7/20/19/(e)/.............................        32       32,003
                                                                 --------
HOME EQUITY LOANS - FIXED RATE -- 0.1%
Credit-Based Asset Servicing & Securitization LLC
 Series 2003-CB1, Class AF
 3.95%, 1/25/33...................................        13       13,207
                                                                 --------

                                    FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2016

                                           PRINCIPAL
                                            AMOUNT
                                             (000)   U.S. $ VALUE
-----------------------------------------------------------------
HOME EQUITY LOANS - FLOATING RATE -- 0.0%
Asset Backed Funding Certificates Trust
 Series 2003-WF1, Class A2
 1.881%, 12/25/32/(e)/....................     $   9   $    8,284
                                                       ----------
Total Asset-Backed Securities.............                 53,494
                                                       ----------

CORPORATES - NON-INVESTMENT GRADE -- 0.2%/(B)/

INDUSTRIAL -- 0.2%

ENERGY -- 0.2%
Cenovus Energy, Inc.
 3.00%, 8/15/22...........................         5        4,834
  5.70%, 10/15/19.........................         9        9,628
Diamond Offshore Drilling, Inc.
 4.875%, 11/01/43.........................        11        7,813
ONEOK, Inc.
 4.25%, 2/01/22...........................        20       20,100
                                                       ----------
Total Corporates - Non-Investment Grade...                 42,375
                                                       ----------

LOCAL GOVERNMENTS - MUNICIPAL BONDS -- 0.1%

UNITED STATES -- 0.1%
State of California
 Series 2010
 7.625%, 3/01/40..........................        25       36,988
                                                       ----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%

NON-AGENCY FIXED RATE -- 0.1%
JP Morgan Alternative Loan Trust
 Series 2006-A3, Class 2A1
 3.235%, 7/25/36..........................        35       28,990
                                                       ----------

GOVERNMENTS - SOVEREIGN AGENCIES -- 0.1%

COLOMBIA -- 0.0%
Ecopetrol SA
 5.875%, 5/28/45..........................         9        7,776
                                                       ----------
GERMANY -- 0.1%
Landwirtschaftliche Rentenbank
 5.125%, 2/01/17..........................        20       20,058
                                                       ----------
Total Governments - Sovereign Agencies....                 27,834
                                                       ----------

QUASI-SOVEREIGNS -- 0.1%

MEXICO -- 0.1%
Petroleos Mexicanos
 5.375%, 3/13/22..........................        12       12,287
                                                       ----------

GOVERNMENTS - SOVEREIGN BONDS -- 0.0%

MEXICO -- 0.0%
Mexico Government International Bond
 Series G
 5.95%, 3/19/19...........................         6        6,483
                                                       ----------
Total Long-Term Debt Securities
 (cost $9,553,701)........................              9,665,565
                                                       ----------

                                         PRINCIPAL
                                          AMOUNT
                                           (000)   U.S. $ VALUE
----------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.6%

AGENCY DISCOUNT NOTE -- 4.6%
Federal Home Loan Bank
 Zero Coupon, 2/03/17-3/17/17
 (cost $1,185,191)......................  $  1,186  $ 1,185,191
                                                    -----------

TOTAL INVESTMENTS -- 102.1%
  (cost $24,411,351)....................             26,386,870
Other assets less liabilities -- (2.1)%.               (551,511)
                                                    -----------

NET ASSETS -- 100.0%....................            $25,835,359
                                                    ===========

-----------
(a)Non-income producing security.
(b)Classification of investment grade and non-investment grade is unaudited.
(c)Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)Variable rate coupon, rate shown as of December 31, 2016.
(e)Floating Rate Security. Stated interest rate was in effect at December 31, 2016.

Glossary:
CMBS -- Commercial Mortgage-Backed Securities
REG -- Registered Shares
REIT -- Real Estate Investment Trust
TBA -- To Be Announced
TIPS -- Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

                                    FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2016

% OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
----------------------- -----------------------
        72.9%           United States
         6.2%           Japan
         4.4%           United Kingdom
         2.0%           Canada
         1.9%           France
         1.8%           Australia
         1.7%           Germany
         1.3%           Sweden
         1.1%           Switzerland
         1.1%           Netherlands
         1.1%           Hong Kong
         0.9%           Spain
         0.7%           Austria
         0.6%           Norway
         2.3%           Other
         ----
        100.0%
        ======
-----------
* All data are as of December 31, 2016. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time. "Other" country weightings represent 0.5% or less in the following countries:
  Belgium, Brazil, Colombia, Denmark, Finland, Ireland, Israel, Italy, Mexico, New Zealand, Portugal and Singapore.

The accompanying notes are an integral part of these financial statements.

                                    FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $47,950,925)......... $75,095,043
Cash.........................................................     174,324
Interest and dividends receivable............................      65,031
Receivable for investment securities sold....................     413,101
Fees receivable from Contractowners..........................       9,252
                                                              -----------
   Total assets..............................................  75,756,751
                                                              -----------

LIABILITIES:
Payable for investments securities purchased.................      15,096
Due to AXA Equitable's General Account.......................     351,782
Accrued custody and bank fees................................       5,461
Administrative fees payable..................................         383
Asset management fee payable.................................      20,152
Accrued expenses.............................................      66,129
Variation margin due to broker...............................         730
                                                              -----------
   Total liabilities.........................................     459,733
                                                              -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION. $75,297,018
                                                              ===========
Amount retained by AXA Equitable in Separate Account No. 4... $   822,032
Net assets attributable to contractowners....................  40,303,638
Net assets allocated to contracts in payout period...........  34,171,348
                                                              -----------
NET ASSETS................................................... $75,297,018
                                                              ===========

                UNITS OUTSTANDING UNIT VALUES
                ----------------- -----------
Institutional..       2,021       $18,363.95
RIA............       1,803         1,695.51
MRP............      51,436           655.99
EPP............         801         1,759.26

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME (NOTE 2):
  Dividends........................................................................ $ 1,304,967
                                                                                    -----------
   Total investment income.........................................................   1,304,967
                                                                                    -----------

EXPENSES (NOTE 6):
  Investment management fees.......................................................    (106,526)
  Custody and bank fees............................................................     (19,692)
  Other operating expenses.........................................................     (66,777)
                                                                                    -----------
   Total expenses..................................................................    (192,995)
                                                                                    -----------

NET INVESTMENT INCOME (LOSS).......................................................   1,111,972
                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 2):
  Net realized gain (loss) from investments........................................   7,865,974
  Net realized gain (loss) on futures contracts....................................     100,955
  Change in unrealized appreciation (depreciation) of investments..................  (3,798,152)
  Change in unrealized appreciation (depreciation) on futures contracts............         (47)
                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS.......   4,168,730
                                                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................... $ 5,280,702
                                                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED        YEAR ENDED
                                                                                       DECEMBER 31, 2016 DECEMBER 31, 2015
                                                                                       ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net Investment Income (Loss).........................................................    $ 1,111,972      $  1,238,598
 Net realized gain (loss) on investments and futures contracts........................      7,966,929        11,196,114
 Net change in unrealized appreciation (depreciation) of investments and futures
   contracts..........................................................................     (3,798,199)       (7,474,643)
                                                                                          -----------      ------------
   Net increase (decrease) in assets attributable to operations.......................      5,280,702         4,960,069
                                                                                          -----------      ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Contributions........................................................................      1,928,231         3,591,850
 Withdrawals..........................................................................     (9,533,165)      (12,757,209)
 Asset management fees (Note 6).......................................................        (59,223)          (63,578)
 Administrative fees (Note 6).........................................................       (291,388)         (342,602)
                                                                                          -----------      ------------
   Net increase (decrease) in net assets attributable to contractowners transactions..     (7,955,545)       (9,571,539)
                                                                                          -----------      ------------
   Net increase (decrease) in net assets attributable to AXA Equitable's
    transactions*.....................................................................     (4,498,633)       (4,498,097)
                                                                                          -----------      ------------
INCREASE (DECREASE) IN NET ASSETS.....................................................     (7,173,476)       (9,109,567)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD...     82,470,494        91,580,061
                                                                                          -----------      ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.........    $75,297,018      $ 82,470,494
                                                                                          ===========      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Excludes $5,192,000 of surplus transfers from contractowners to AXA Equitable retention account in 2015.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2016

COMPANY                                                SHARES U.S. $ VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 99.7%

INFORMATION TECHNOLOGY -- 31.3%

COMMUNICATIONS EQUIPMENT -- 0.3%
Arista Networks, Inc./(a)/............................    290   $   28,063
ARRIS International PLC/(a)/..........................    300        9,039
CommScope Holding Co., Inc./(a)/......................    886       32,959
F5 Networks, Inc./(a)/................................    470       68,018
Motorola Solutions, Inc...............................    150       12,434
Palo Alto Networks, Inc./(a)/.........................    630       78,782
                                                                ----------
                                                                   229,295
                                                                ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.5%
Amphenol Corp. -- Class A.............................  2,120      142,464
CDW Corp./DE..........................................  1,111       57,872
Cognex Corp...........................................    570       36,264
IPG Photonics Corp./(a)/..............................    210       20,729
National Instruments Corp.............................    570       17,567
Trimble, Inc./(a)/....................................  1,370       41,306
VeriFone Systems, Inc./(a)/...........................    730       12,943
Zebra Technologies Corp. -- Class A/(a)/..............    290       24,870
                                                                ----------
                                                                   354,015
                                                                ----------
INTERNET SOFTWARE & SERVICES -- 7.6%
Akamai Technologies, Inc./(a)/........................  1,090       72,681
Alphabet, Inc. -- Class A/(a)/........................  2,120    1,679,994
Alphabet, Inc. -- Class C/(a)/........................  2,151    1,660,185
CommerceHub, Inc. -- Series A/(a)/....................     14          210
CommerceHub, Inc. -- Series C/(a)/....................     29          436
CoStar Group, Inc./(a)/...............................    230       43,353
eBay, Inc./(a)/.......................................  7,590      225,347
Facebook, Inc. -- Class A/(a)/........................ 16,000    1,840,800
GoDaddy, Inc. -- Class A/(a)/.........................    320       11,184
IAC/InterActiveCorp...................................    390       25,268
Match Group, Inc./(a)/................................    200        3,420
Nutanix, Inc. -- Class A/(a)/.........................     34          903
Pandora Media, Inc./(a)/..............................  1,344       17,526
Twilio, Inc. -- Class A/(a)/..........................    100        2,885
Twitter, Inc./(a)/....................................  3,983       64,923
VeriSign, Inc./(a)/...................................    670       50,967
Yelp, Inc./(a)/.......................................    350       13,345
Zillow Group, Inc. -- Class A/(a)/....................    250        9,113
Zillow Group, Inc. -- Class C/(a)/....................    500       18,235
                                                                ----------
                                                                 5,740,775
                                                                ----------
IT SERVICES -- 6.9%
Accenture PLC -- Class A..............................  4,470      523,571
Alliance Data Systems Corp............................    410       93,685
Automatic Data Processing, Inc........................  3,270      336,091
Black Knight Financial Services, Inc. -- Class A/(a)/.    140        5,292
Booz Allen Hamilton Holding Corp......................    760       27,413
Broadridge Financial Solutions, Inc...................    840       55,692
Cognizant Technology Solutions Corp. -- Class A/(a)/..  4,260      238,688
CoreLogic, Inc./United States/(a)/....................    350       12,891
CSRA, Inc.............................................  1,140       36,298
DST Systems, Inc......................................    230       24,645
Euronet Worldwide, Inc./(a)/..........................    350       25,350
Fidelity National Information Services, Inc...........  1,300       98,332
First Data Corp. -- Class A...........................  2,177       30,892
Fiserv, Inc./(a)/.....................................  1,590      168,985
FleetCor Technologies, Inc./(a)/......................    644       91,139
Gartner, Inc./(a)/....................................    560       56,599

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Genpact Ltd./(a)/........................  1,060   $   25,800
Global Payments, Inc.....................  1,090       75,657
International Business Machines Corp.....  4,295      712,927
Jack Henry & Associates, Inc.............    550       48,829
Leidos Holdings, Inc.....................    463       23,678
Mastercard, Inc. -- Class A..............  6,850      707,262
Paychex, Inc.............................  2,280      138,806
PayPal Holdings, Inc./(a)/...............  8,040      317,339
Sabre Corp...............................  1,430       35,678
Square, Inc. -- Class A/(a)/.............    318        4,334
Teradata Corp./(a)/......................    920       24,996
Total System Services, Inc...............  1,160       56,875
Vantiv, Inc. -- Class A/(a)/.............  1,090       64,986
Visa, Inc. -- Class A.................... 13,590    1,060,292
Western Union Co. (The) -- Class W.......  3,500       76,020
WEX, Inc./(a)/...........................    270       30,132
                                                   ----------
                                                    5,229,174
                                                   ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.1%
Applied Materials, Inc...................  5,510      177,808
Broadcom Ltd.............................  2,707      478,516
Cree, Inc./(a)/..........................    250        6,598
Intel Corp...............................  3,030      109,898
KLA-Tencor Corp..........................  1,120       88,122
Lam Research Corp........................    920       97,272
Linear Technology Corp...................    750       46,762
Maxim Integrated Products, Inc...........  2,010       77,526
Microchip Technology, Inc................  1,485       95,282
NVIDIA Corp..............................  3,600      384,264
ON Semiconductor Corp./(a)/..............    270        3,445
Qorvo, Inc./(a)/.........................     80        4,218
QUALCOMM, Inc............................  2,170      141,484
Skyworks Solutions, Inc..................  1,240       92,578
Texas Instruments, Inc...................  7,140      521,006
Versum Materials, Inc./(a)/..............    600       16,842
Xilinx, Inc..............................    570       34,411
                                                   ----------
                                                    2,376,032
                                                   ----------
SOFTWARE -- 7.3%
Activision Blizzard, Inc.................  3,950      142,634
Adobe Systems, Inc./(a)/.................  3,450      355,177
ANSYS, Inc./(a)/.........................    150       13,874
Atlassian Corp. PLC -- Class A/(a)/......    180        4,334
Autodesk, Inc./(a)/......................  1,230       91,032
Cadence Design Systems, Inc./(a)/........  2,110       53,214
CDK Global, Inc..........................  1,100       65,659
Citrix Systems, Inc./(a)/................  1,110       99,134
Dell Technologies, Inc. -- Class V/(a)/..    156        8,575
Electronic Arts, Inc./(a)/...............  2,080      163,821
FireEye, Inc./(a)/.......................    227        2,701
Fortinet, Inc./(a)/......................  1,010       30,421
Guidewire Software, Inc./(a)/............    500       24,665
Intuit, Inc..............................  1,740      199,421
Manhattan Associates, Inc./(a)/..........    500       26,515
Microsoft Corp./(b)/..................... 54,030    3,357,424
Nuance Communications, Inc./(a)/.........  1,190       17,731
Oracle Corp..............................  2,055       79,015
PTC, Inc./(a)/...........................    310       14,344
Red Hat, Inc./(a)/.......................  1,250       87,125
salesforce.com, Inc./(a)/................  4,560      312,178

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
ServiceNow, Inc./(a)/........................  1,117  $    83,038
Splunk, Inc./(a)/............................    910       46,547
SS&C Technologies Holdings, Inc..............  1,090       31,174
Symantec Corp................................    620       14,812
Synopsys, Inc./(a)/..........................    100        5,886
Tableau Software, Inc. -- Class A/(a)/.......    380       16,017
Tyler Technologies, Inc./(a)/................    250       35,693
Ultimate Software Group, Inc. (The)/(a)/.....    200       36,470
VMware, Inc. -- Class A/(a)/.................    170       13,384
Workday, Inc. -- Class A/(a)/................    810       53,533
                                                      -----------
                                                        5,485,548
                                                      -----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 5.6%
Apple, Inc................................... 35,850    4,152,147
NCR Corp./(a)/...............................    870       35,287
                                                      -----------
                                                        4,187,434
                                                      -----------
Total Information Technology.................          23,602,273
                                                      -----------

CONSUMER DISCRETIONARY -- 20.8%

AUTO COMPONENTS -- 0.3%
Adient PLC/(a)/..............................    129        7,559
BorgWarner, Inc..............................    180        7,099
Delphi Automotive PLC........................  1,930      129,986
Gentex Corp..................................  1,290       25,400
Lear Corp....................................    450       59,567
Visteon Corp.................................    250       20,085
                                                      -----------
                                                          249,696
                                                      -----------
AUTOMOBILES -- 0.4%
Harley-Davidson, Inc.........................  1,240       72,342
Tesla Motors, Inc./(a)/......................    847      180,995
Thor Industries, Inc.........................    350       35,018
                                                      -----------
                                                          288,355
                                                      -----------
DISTRIBUTORS -- 0.2%
Genuine Parts Co.............................    980       93,629
LKQ Corp./(a)/...............................  2,130       65,285
Pool Corp....................................    300       31,302
                                                      -----------
                                                          190,216
                                                      -----------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
Service Corp. International/US...............  1,290       36,636
ServiceMaster Global Holdings, Inc./(a)/.....    961       36,201
                                                      -----------
                                                           72,837
                                                      -----------
HOTELS, RESTAURANTS & LEISURE -- 3.2%
Aramark......................................    694       24,790
Brinker International, Inc...................    320       15,850
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    220       83,010
Choice Hotels International, Inc.............    150        8,407
Darden Restaurants, Inc......................    820       59,630
Domino's Pizza, Inc..........................    370       58,919
Dunkin' Brands Group, Inc....................    646       33,876
Extended Stay America, Inc...................     50          808
Hilton Worldwide Holdings, Inc...............  3,274       89,053
Hyatt Hotels Corp. -- Class A/(a)/...........     20        1,105
Las Vegas Sands Corp.........................  2,580      137,798
Marriott International, Inc./MD -- Class A...  1,738      143,698
McDonald's Corp..............................  5,918      720,339
MGM Resorts International/(a)/...............    300        8,649

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Norwegian Cruise Line Holdings Ltd./(a)/............     90   $    3,828
Panera Bread Co. -- Class A/(a)/....................    170       34,865
Six Flags Entertainment Corp........................    500       29,980
Starbucks Corp...................................... 10,170      564,638
Vail Resorts, Inc...................................    270       43,554
Wendy's Co. (The)...................................    850       11,492
Wyndham Worldwide Corp..............................    770       58,805
Wynn Resorts Ltd....................................    520       44,985
Yum China Holdings, Inc./(a)/.......................  2,430       63,472
Yum! Brands, Inc....................................  2,480      157,058
                                                              ----------
                                                               2,398,609
                                                              ----------
HOUSEHOLD DURABLES -- 0.7%
CalAtlantic Group, Inc..............................     50        1,700
DR Horton, Inc......................................  1,270       34,709
Harman International Industries, Inc................    220       24,455
Leggett & Platt, Inc................................    920       44,970
Lennar Corp. -- Class A.............................    670       28,763
Lennar Corp. -- Class B.............................     20          690
Mohawk Industries, Inc./(a)/........................    340       67,891
Newell Brands, Inc..................................  3,307      147,658
NVR, Inc./(a)/......................................     50       83,450
PulteGroup, Inc.....................................    720       13,234
Tempur Sealy International, Inc./(a)/...............    370       25,264
Toll Brothers, Inc./(a)/............................    500       15,500
Tupperware Brands Corp..............................    350       18,417
Whirlpool Corp......................................     50        9,088
                                                              ----------
                                                                 515,789
                                                              ----------
INTERNET & DIRECT MARKETING RETAIL -- 4.2%
Amazon.com, Inc./(a)/...............................  2,810    2,107,135
Expedia, Inc........................................    851       96,401
Groupon, Inc./(a)/..................................  2,590        8,599
Liberty Expedia Holdings, Inc./(a)/.................     58        2,301
Liberty Interactive Corp. QVC Group -- Class A/(a)/.  1,770       35,364
Liberty Ventures -- Class A/(a)/....................     87        3,208
Netflix, Inc./(a)/..................................  2,923      361,867
Priceline Group, Inc. (The)/(a)/....................    373      546,840
TripAdvisor, Inc./(a)/..............................    810       37,560
                                                              ----------
                                                               3,199,275
                                                              ----------
LEISURE PRODUCTS -- 0.3%
Brunswick Corp./DE..................................    520       28,361
Hasbro, Inc.........................................    790       61,454
Mattel, Inc.........................................  2,380       65,569
Polaris Industries, Inc.............................    420       34,604
Vista Outdoor, Inc./(a)/............................     50        1,845
                                                              ----------
                                                                 191,833
                                                              ----------
MEDIA -- 5.5%
AMC Networks, Inc. -- Class A/(a)/..................    400       20,936
Cable One, Inc......................................     50       31,087
CBS Corp. -- Class B................................  2,680      170,502
Charter Communications, Inc. -- Class A/(a)/........  1,457      419,499
Cinemark Holdings, Inc..............................    750       28,770
Clear Channel Outdoor Holdings, Inc. -- Class A.....    100          505
Comcast Corp. -- Class A............................ 15,870    1,095,823
Discovery Communications, Inc. -- Class A/(a)/......    970       26,588
Discovery Communications, Inc. -- Class C/(a)/......  1,440       38,563
DISH Network Corp. -- Class A/(a)/..................  1,190       68,937
Interpublic Group of Cos., Inc. (The)...............  2,850       66,718

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                          SHARES U.S. $ VALUE
--------------------------------------------------------------------
MEDIA (CONTINUED)
Lions Gate Entertainment Corp. -- Class A/(a)/..    195   $    5,246
Lions Gate Entertainment Corp. -- Class B/(a)/..    602       14,773
Live Nation Entertainment, Inc./(a)/............    520       13,832
Madison Square Garden Co. (The) -- Class A/(a)/.     16        2,744
Omnicom Group, Inc..............................  1,690      143,836
Regal Entertainment Group -- Class A............    150        3,090
Scripps Networks Interactive, Inc. -- Class A...    570       40,681
Sirius XM Holdings, Inc......................... 12,650       56,292
Time Warner, Inc................................  3,700      357,161
Tribune Media Co. -- Class A....................     20          700
Twenty-First Century Fox, Inc. -- Class A.......  5,960      167,118
Twenty-First Century Fox, Inc. -- Class B.......  2,680       73,030
Viacom, Inc. -- Class A.........................     50        1,925
Viacom, Inc. -- Class B.........................  2,155       75,640
Walt Disney Co. (The)........................... 11,580    1,206,868
                                                          ----------
                                                           4,130,864
                                                          ----------
MULTILINE RETAIL -- 0.5%
Dollar General Corp.............................  1,990      147,399
Dollar Tree, Inc./(a)/..........................  1,576      121,636
Nordstrom, Inc..................................    860       41,220
Target Corp.....................................    458       33,081
                                                          ----------
                                                             343,336
                                                          ----------
SPECIALTY RETAIL -- 4.2%
Advance Auto Parts, Inc.........................    520       87,942
AutoNation, Inc./(a)/...........................    160        7,784
AutoZone, Inc./(a)/.............................    220      173,754
Bed Bath & Beyond, Inc..........................    110        4,470
Burlington Stores, Inc./(a)/....................    270       22,883
Cabela's, Inc./(a)/.............................     30        1,757
CarMax, Inc./(a)/...............................  1,370       88,214
Dick's Sporting Goods, Inc......................    460       24,426
Foot Locker, Inc................................    860       60,965
Gap, Inc. (The).................................     90        2,020
Home Depot, Inc. (The)..........................  8,860    1,187,949
L Brands, Inc...................................    310       20,410
Lowe's Cos., Inc................................  6,358      452,181
Michaels Cos., Inc. (The)/(a)/..................    494       10,102
Murphy USA, Inc./(a)/...........................    140        8,606
O'Reilly Automotive, Inc./(a)/..................    680      189,319
Ross Stores, Inc................................  2,770      181,712
Sally Beauty Holdings, Inc./(a)/................  1,040       27,477
Signet Jewelers Ltd.............................    420       39,589
TJX Cos., Inc. (The)............................  4,720      354,614
Tractor Supply Co...............................    950       72,019
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.....    420      107,075
Urban Outfitters, Inc./(a)/.....................    480       13,670
Williams-Sonoma, Inc............................    580       28,066
                                                          ----------
                                                           3,167,004
                                                          ----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.2%
Carter's, Inc...................................    350       30,237
Coach, Inc......................................    350       12,257
Hanesbrands, Inc................................  2,680       57,808
Kate Spade & Co./(a)/...........................    890       16,616
Lululemon Athletica, Inc./(a)/..................    670       43,543
Michael Kors Holdings Ltd./(a)/.................  1,140       48,997
NIKE, Inc. -- Class B...........................  9,430      479,327
Ralph Lauren Corp...............................     20        1,806

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
Skechers U.S.A., Inc. -- Class A/(a)/........    920  $    22,614
Under Armour, Inc. -- Class A/(a)/...........  1,290       37,474
Under Armour, Inc. -- Class C/(a)/...........  1,299       32,696
VF Corp......................................  2,380      126,973
                                                      -----------
                                                          910,348
                                                      -----------
Total Consumer Discretionary.................          15,658,162
                                                      -----------

HEALTH CARE -- 16.0%

BIOTECHNOLOGY -- 5.7%
AbbVie, Inc.................................. 11,499      720,067
ACADIA Pharmaceuticals, Inc./(a)/............    670       19,323
Agios Pharmaceuticals, Inc./(a)/.............    200        8,346
Alexion Pharmaceuticals, Inc./(a)/...........  1,560      190,866
Alkermes PLC/(a)/............................  1,020       56,692
Alnylam Pharmaceuticals, Inc./(a)/...........    450       16,848
Amgen, Inc...................................  5,380      786,610
Biogen, Inc./(a)/............................  1,589      450,609
BioMarin Pharmaceutical, Inc./(a)/...........  1,220      101,065
Celgene Corp./(a)/...........................  5,456      631,532
Gilead Sciences, Inc.........................  9,447      676,500
Incyte Corp./(a)/............................  1,170      117,316
Intercept Pharmaceuticals, Inc./(a)/.........    130       14,124
Intrexon Corp./(a)/..........................    370        8,991
Ionis Pharmaceuticals, Inc./(a)/.............    840       40,177
Juno Therapeutics, Inc./(a)/.................    377        7,106
Neurocrine Biosciences, Inc./(a)/............    600       23,220
OPKO Health, Inc./(a)/.......................  2,080       19,344
Regeneron Pharmaceuticals, Inc./(a)/.........    570      209,241
Seattle Genetics, Inc./(a)/..................    670       35,356
United Therapeutics Corp./(a)/...............    100       14,343
Vertex Pharmaceuticals, Inc./(a)/............  1,760      129,659
                                                      -----------
                                                        4,277,335
                                                      -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.6%
ABIOMED, Inc./(a)/...........................    270       30,424
Alere, Inc./(a)/.............................    100        3,897
Align Technology, Inc./(a)/..................    520       49,988
Baxter International, Inc....................    370       16,406
Becton Dickinson and Co......................  1,510      249,980
Boston Scientific Corp./(a)/.................  9,570      206,999
Cooper Cos., Inc. (The)......................    270       47,231
CR Bard, Inc.................................    520      116,823
Danaher Corp.................................  1,150       89,516
DexCom, Inc./(a)/............................    570       34,029
Edwards Lifesciences Corp./(a)/..............  1,520      142,424
Hill-Rom Holdings, Inc.......................    420       23,579
Hologic, Inc./(a)/...........................  1,940       77,833
IDEXX Laboratories, Inc./(a)/................    620       72,707
Intuitive Surgical, Inc./(a)/................    270      171,226
ResMed, Inc..................................    970       60,188
St Jude Medical, Inc.........................  1,360      109,058
Stryker Corp.................................  2,400      287,544
Teleflex, Inc................................     50        8,057
Varian Medical Systems, Inc./(a)/............    670       60,153
West Pharmaceutical Services, Inc............    520       44,112
Zimmer Biomet Holdings, Inc..................    690       71,208
                                                      -----------
                                                        1,973,382
                                                      -----------

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 3.7%
Acadia Healthcare Co., Inc./(a)/....................    150  $     4,965
Aetna, Inc..........................................    820      101,688
AmerisourceBergen Corp. -- Class A..................  1,170       91,482
Anthem, Inc.........................................    520       74,760
Cardinal Health, Inc................................  2,110      151,857
Centene Corp./(a)/..................................    852       48,147
Cigna Corp..........................................    620       82,702
DaVita, Inc./(a)/...................................    450       28,890
Envision Healthcare Corp./(a)/......................    585       37,025
Express Scripts Holding Co./(a)/....................  3,940      271,033
HCA Holdings, Inc./(a)/.............................  1,440      106,589
Henry Schein, Inc./(a)/.............................    600       91,026
Humana, Inc.........................................  1,020      208,111
Laboratory Corp. of America Holdings/(a)/...........    340       43,649
McKesson Corp.......................................  1,610      226,124
MEDNAX, Inc./(a)/...................................    450       29,997
Patterson Cos., Inc.................................    570       23,387
Premier, Inc. -- Class A/(a)/.......................     89        2,702
Tenet Healthcare Corp./(a)/.........................    562        8,340
UnitedHealth Group, Inc.............................  6,720    1,075,469
Universal Health Services, Inc. -- Class B..........    150       15,957
VCA, Inc./(a)/......................................    550       37,757
WellCare Health Plans, Inc./(a)/....................    300       41,124
                                                             -----------
                                                               2,802,781
                                                             -----------
HEALTH CARE TECHNOLOGY -- 0.2%
athenahealth, Inc./(a)/.............................    270       28,396
Cerner Corp./(a)/...................................  2,080       98,529
Inovalon Holdings, Inc. -- Class A/(a)/.............    414        4,264
Veeva Systems, Inc. -- Class A/(a)/.................    658       26,781
                                                             -----------
                                                                 157,970
                                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 0.9%
Agilent Technologies, Inc...........................    600       27,336
Bio-Techne Corp.....................................    250       25,707
Bruker Corp.........................................    720       15,250
Charles River Laboratories International, Inc./(a)/.    320       24,381
Illumina, Inc./(a)/.................................  1,040      133,162
Mettler-Toledo International, Inc./(a)/.............    200       83,712
Patheon NV/(a)/.....................................    130        3,732
PerkinElmer, Inc....................................    150        7,822
Quintiles IMS Holdings, Inc./(a)/...................    781       59,395
Thermo Fisher Scientific, Inc.......................  1,290      182,019
VWR Corp./(a)/......................................      5          125
Waters Corp./(a)/...................................    540       72,571
                                                             -----------
                                                                 635,212
                                                             -----------
PHARMACEUTICALS -- 2.9%
Akorn, Inc./(a)/....................................    570       12,443
Allergan PLC/(a)/...................................  1,407      295,484
Bristol-Myers Squibb Co............................. 11,910      696,021
Eli Lilly & Co......................................  6,920      508,966
Johnson & Johnson...................................  3,400      391,714
Mylan NV/(a)/.......................................  1,017       38,799
Pfizer, Inc.........................................  3,000       97,440
Zoetis, Inc.........................................  3,210      171,831
                                                             -----------
                                                               2,212,698
                                                             -----------
Total Health Care...................................          12,059,378
                                                             -----------

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
INDUSTRIALS -- 11.0%

AEROSPACE & DEFENSE -- 2.7%
B/E Aerospace, Inc...........................    720   $   43,337
Boeing Co. (The).............................  4,243      660,550
General Dynamics Corp........................    720      124,315
HEICO Corp...................................    120        9,258
HEICO Corp. -- Class A.......................    250       16,975
Hexcel Corp..................................    650       33,436
Huntington Ingalls Industries, Inc...........    270       49,732
Lockheed Martin Corp.........................  1,840      459,890
Northrop Grumman Corp........................  1,190      276,770
Raytheon Co..................................    820      116,440
Rockwell Collins, Inc........................    920       85,339
Spirit AeroSystems Holdings, Inc. -- Class A.    420       24,507
Textron, Inc.................................    570       27,679
TransDigm Group, Inc.........................    370       92,115
                                                       ----------
                                                        2,020,343
                                                       ----------
AIR FREIGHT & LOGISTICS -- 1.3%
CH Robinson Worldwide, Inc...................  1,020       74,725
Expeditors International of Washington, Inc..    890       47,134
FedEx Corp...................................  1,780      331,436
United Parcel Service, Inc. -- Class B.......  4,910      562,883
                                                       ----------
                                                        1,016,178
                                                       ----------
AIRLINES -- 0.7%
Alaska Air Group, Inc........................    690       61,224
Delta Air Lines, Inc.........................  4,240      208,565
JetBlue Airways Corp./(a)/...................    150        3,363
Southwest Airlines Co........................  4,520      225,277
                                                       ----------
                                                          498,429
                                                       ----------
BUILDING PRODUCTS -- 0.4%
Allegion PLC.................................    670       42,880
AO Smith Corp................................  1,020       48,297
Fortune Brands Home & Security, Inc..........  1,070       57,202
Johnson Controls International PLC...........  1,361       56,060
Lennox International, Inc....................    270       41,356
Masco Corp...................................  1,510       47,746
                                                       ----------
                                                          293,541
                                                       ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
Cintas Corp..................................    650       75,114
Clean Harbors, Inc./(a)/.....................     20        1,113
Copart, Inc./(a)/............................    670       37,125
Covanta Holding Corp.........................    820       12,792
KAR Auction Services, Inc....................    970       41,341
LSC Communications, Inc......................    101        2,998
Pitney Bowes, Inc............................  1,340       20,355
Rollins, Inc.................................    670       22,632
RR Donnelley & Sons Co.......................    320        5,222
Stericycle, Inc./(a)/........................    550       42,372
Waste Management, Inc........................  2,600      184,366
                                                       ----------
                                                          445,430
                                                       ----------
CONSTRUCTION & ENGINEERING -- 0.0%
Quanta Services, Inc./(a)/...................    230        8,015
Valmont Industries, Inc......................    120       16,908
                                                       ----------
                                                           24,923
                                                       ----------

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
Acuity Brands, Inc.....................    320   $   73,875
AMETEK, Inc............................    290       14,094
BWX Technologies, Inc..................    650       25,805
Emerson Electric Co....................    720       40,140
Hubbell, Inc...........................    250       29,175
Rockwell Automation, Inc...............    750      100,800
                                                 ----------
                                                    283,889
                                                 ----------
INDUSTRIAL CONGLOMERATES -- 2.5%
3M Co..................................  4,228      754,994
Carlisle Cos., Inc.....................    120       13,235
General Electric Co.................... 12,720      401,952
Honeywell International, Inc...........  5,410      626,748
Roper Technologies, Inc................    370       67,740
                                                 ----------
                                                  1,864,669
                                                 ----------
MACHINERY -- 1.2%
Deere & Co.............................    540       55,642
Donaldson Co., Inc.....................    820       34,506
Flowserve Corp.........................    550       26,427
Fortive Corp...........................    560       30,033
Graco, Inc.............................    400       33,236
IDEX Corp..............................    500       45,030
Illinois Tool Works, Inc...............  2,110      258,391
Ingersoll-Rand PLC.....................    920       69,037
Lincoln Electric Holdings, Inc.........    270       20,701
Manitowoc Foodservice, Inc./(a)/.......    370        7,152
Middleby Corp. (The)/(a)/..............    420       54,100
Nordson Corp...........................    420       47,061
PACCAR, Inc............................    200       12,780
Snap-on, Inc...........................    300       51,381
Stanley Black & Decker, Inc............    120       13,763
Toro Co. (The).........................    740       41,403
WABCO Holdings, Inc./(a)/..............    370       39,275
Wabtec Corp./DE........................    620       51,472
Xylem, Inc.............................    650       32,188
                                                 ----------
                                                    923,578
                                                 ----------
PROFESSIONAL SERVICES -- 0.4%
Dun & Bradstreet Corp. (The)...........    100       12,132
Equifax, Inc...........................    840       99,313
Nielsen Holdings PLC...................  1,963       82,348
Robert Half International, Inc.........    890       43,414
TransUnion/(a)/........................    360       11,135
Verisk Analytics, Inc. -- Class A/(a)/.  1,097       89,044
                                                 ----------
                                                    337,386
                                                 ----------
ROAD & RAIL -- 0.3%
AMERCO.................................     50       18,480
Avis Budget Group, Inc./(a)/...........    520       19,074
Hertz Global Holdings, Inc./(a)/.......     90        1,940
JB Hunt Transport Services, Inc........    620       60,183
Landstar System, Inc...................    300       25,590
Old Dominion Freight Line, Inc./(a)/...    300       25,737
Union Pacific Corp.....................    940       97,459
                                                 ----------
                                                    248,463
                                                 ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.5%
Air Lease Corp.........................    320       10,986
Fastenal Co............................  2,030       95,369
HD Supply Holdings, Inc./(a)/..........  1,418       60,279

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (CONTINUED)
Herc Holdings, Inc./(a)/.....................      6   $      241
MSC Industrial Direct Co., Inc. -- Class A...    100        9,239
United Rentals, Inc./(a)/....................    550       58,069
Watsco, Inc..................................    200       29,624
WW Grainger, Inc.............................    390       90,578
                                                       ----------
                                                          354,385
                                                       ----------
Total Industrials............................           8,311,214
                                                       ----------

CONSUMER STAPLES -- 9.5%

BEVERAGES -- 3.1%
Brown-Forman Corp. -- Class A................    350       16,187
Brown-Forman Corp. -- Class B................  1,240       55,701
Coca-Cola Co. (The).......................... 20,760      860,710
Constellation Brands, Inc. -- Class A........  1,190      182,439
Dr Pepper Snapple Group, Inc.................  1,310      118,778
Monster Beverage Corp./(a)/..................  2,930      129,916
PepsiCo, Inc.................................  8,967      938,217
                                                       ----------
                                                        2,301,948
                                                       ----------
FOOD & STAPLES RETAILING -- 2.3%
Casey's General Stores, Inc..................    270       32,098
Costco Wholesale Corp........................  3,120      499,543
CVS Health Corp..............................  7,190      567,363
Kroger Co. (The).............................  6,750      232,942
Rite Aid Corp./(a)/..........................  7,290       60,070
Sprouts Farmers Market, Inc./(a)/............    926       17,520
Sysco Corp...................................  3,700      204,869
US Foods Holding Corp./(a)/..................    300        8,244
Walgreens Boots Alliance, Inc................  1,270      105,105
Whole Foods Market, Inc......................    370       11,381
                                                       ----------
                                                        1,739,135
                                                       ----------
FOOD PRODUCTS -- 1.5%
Blue Buffalo Pet Products, Inc./(a)/.........    410        9,856
Campbell Soup Co.............................  1,320       79,820
Conagra Brands, Inc..........................  2,410       95,315
Flowers Foods, Inc...........................  1,120       22,366
General Mills, Inc...........................  4,190      258,816
Hain Celestial Group, Inc. (The)/(a)/........    520       20,296
Hershey Co. (The)............................    990      102,396
Hormel Foods Corp............................  1,640       57,088
Ingredion, Inc...............................    370       46,235
Kellogg Co...................................  1,640      120,884
Kraft Heinz Co. (The)........................    536       46,804
Lamb Weston Holdings, Inc./(a)/..............    806       30,507
McCormick & Co., Inc./MD.....................    820       76,531
Mead Johnson Nutrition Co. -- Class A........    470       33,257
Pilgrim's Pride Corp.........................     50          950
Post Holdings, Inc./(a)/.....................    250       20,098
TreeHouse Foods, Inc./(a)/...................    100        7,219
Tyson Foods, Inc. -- Class A.................    970       59,830
WhiteWave Foods Co. (The)/(a)/...............  1,188       66,053
                                                       ----------
                                                        1,154,321
                                                       ----------
HOUSEHOLD PRODUCTS -- 0.7%
Church & Dwight Co., Inc.....................  1,810       79,984
Clorox Co. (The).............................    790       94,816
Colgate-Palmolive Co.........................  1,090       71,330
Energizer Holdings, Inc......................    130        5,799

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
HOUSEHOLD PRODUCTS (CONTINUED)
Kimberly-Clark Corp......................  2,180   $  248,782
Spectrum Brands Holdings, Inc............    170       20,796
                                                   ----------
                                                      521,507
                                                   ----------
PERSONAL PRODUCTS -- 0.2%
Coty, Inc. -- Class A....................    154        2,820
Estee Lauder Cos., Inc. (The) -- Class A.  1,540      117,794
Herbalife Ltd./(a)/......................    520       25,033
Nu Skin Enterprises, Inc. -- Class A.....    100        4,778
                                                   ----------
                                                      150,425
                                                   ----------
TOBACCO -- 1.7%
Altria Group, Inc........................ 13,960      943,975
Philip Morris International, Inc.........  1,197      109,513
Reynolds American, Inc...................  3,614      202,529
                                                   ----------
                                                    1,256,017
                                                   ----------
Total Consumer Staples...................           7,123,353
                                                   ----------

MATERIALS -- 3.6%

CHEMICALS -- 2.7%
AdvanSix, Inc./(a)/......................    214        4,738
Air Products & Chemicals, Inc............  1,210      174,022
Axalta Coating Systems Ltd./(a)/.........  1,157       31,470
Celanese Corp. -- Class A................    100        7,874
Ecolab, Inc..............................  1,866      218,733
EI du Pont de Nemours & Co...............  6,200      455,080
FMC Corp.................................    740       41,854
International Flavors & Fragrances, Inc..    570       67,163
LyondellBasell Industries NV -- Class A..  1,090       93,500
Monsanto Co..............................  2,033      213,892
NewMarket Corp...........................     50       21,192
PPG Industries, Inc......................  1,860      176,254
Praxair, Inc.............................  1,810      212,114
RPM International, Inc...................    920       49,524
Scotts Miracle-Gro Co. (The) -- Class A..    300       28,665
Sherwin-Williams Co. (The)...............    570      153,182
Valspar Corp. (The)......................    570       59,058
Valvoline, Inc...........................     31          666
WR Grace & Co............................    280       18,939
                                                   ----------
                                                    2,027,920
                                                   ----------
CONSTRUCTION MATERIALS -- 0.3%
Eagle Materials, Inc.....................    320       31,530
Martin Marietta Materials, Inc...........    420       93,042
Vulcan Materials Co......................    890      111,383
                                                   ----------
                                                      235,955
                                                   ----------
CONTAINERS & PACKAGING -- 0.5%
AptarGroup, Inc..........................    100        7,345
Avery Dennison Corp......................    600       42,132
Ball Corp................................  1,220       91,586
Bemis Co., Inc...........................     70        3,347
Berry Plastics Group, Inc./(a)/..........    840       40,933
Crown Holdings, Inc./(a)/................    940       49,416
Graphic Packaging Holding Co.............  1,590       19,843
Owens-Illinois, Inc./(a)/................  1,140       19,847
Packaging Corp. of America...............    670       56,829
Sealed Air Corp..........................  1,390       63,023
Silgan Holdings, Inc.....................    220       11,260
                                                   ----------
                                                      405,561
                                                   ----------

COMPANY                                             SHARES U.S. $ VALUE
-----------------------------------------------------------------------
METALS & MINING -- 0.1%
Freeport-McMoRan, Inc./(a)/........................  2,060   $   27,171
Royal Gold, Inc....................................     20        1,267
Southern Copper Corp...............................    238        7,602
Steel Dynamics, Inc................................    220        7,828
                                                             ----------
                                                                 43,868
                                                             ----------
Total Materials....................................           2,713,304
                                                             ----------

FINANCIALS -- 2.9%

BANKS -- 0.3%
Citizens Financial Group, Inc......................  1,540       54,870
First Hawaiian, Inc................................     20          696
First Republic Bank................................    820       75,555
Signature Bank/(a)/................................    220       33,044
SVB Financial Group/(a)/...........................    270       46,348
Western Alliance Bancorp/(a)/......................    350       17,049
                                                             ----------
                                                                227,562
                                                             ----------
CAPITAL MARKETS -- 1.7%
Affiliated Managers Group, Inc./(a)/...............    350       50,855
Ameriprise Financial, Inc..........................    350       38,829
Artisan Partners Asset Management, Inc. -- Class A.    250        7,438
CBOE Holdings, Inc.................................    580       42,856
Charles Schwab Corp. (The).........................  6,570      259,318
Donnelley Financial Solutions, Inc./(a)/...........    101        2,321
Eaton Vance Corp...................................    770       32,248
FactSet Research Systems, Inc......................    280       45,760
Federated Investors, Inc. -- Class B...............    650       18,382
Interactive Brokers Group, Inc. -- Class A.........     50        1,826
Intercontinental Exchange, Inc.....................  1,960      110,583
Invesco Ltd........................................    470       14,260
Lazard Ltd. -- Class A.............................    100        4,109
LPL Financial Holdings, Inc........................     74        2,606
MarketAxess Holdings, Inc..........................    270       39,668
Moody's Corp.......................................  1,090      102,754
MSCI, Inc. -- Class A..............................    650       51,207
NorthStar Asset Management Group, Inc..............  1,297       19,351
S&P Global, Inc....................................  1,880      202,175
SEI Investments Co.................................    890       43,930
T. Rowe Price Group, Inc...........................  1,310       98,591
TD Ameritrade Holding Corp.........................  1,560       68,016
                                                             ----------
                                                              1,257,083
                                                             ----------
CONSUMER FINANCE -- 0.1%
Credit Acceptance Corp./(a)/.......................     80       17,401
Discover Financial Services........................    970       69,927
                                                             ----------
                                                                 87,328
                                                             ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.0%
Morningstar, Inc...................................    130        9,563
                                                             ----------

INSURANCE -- 0.8%
AmTrust Financial Services, Inc....................     20          547
Aon PLC............................................  1,890      210,792
Arthur J Gallagher & Co............................    840       43,646
Brown & Brown, Inc.................................     20          897
Erie Indemnity Co. -- Class A......................    120       13,494
Lincoln National Corp..............................    370       24,520
Marsh & McLennan Cos., Inc.........................  3,720      251,435

                                    FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
INSURANCE (CONTINUED)
Progressive Corp. (The)......................    370   $   13,135
XL Group Ltd.................................    600       22,356
                                                       ----------
                                                          580,822
                                                       ----------
Total Financials.............................           2,162,358
                                                       ----------

REAL ESTATE -- 2.7%

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.6%
Alexandria Real Estate Equities, Inc.........     50        5,556
American Tower Corp..........................  3,020      319,154
Boston Properties, Inc.......................    200       25,156
Care Capital Properties, Inc.................     50        1,250
Crown Castle International Corp..............  2,233      193,757
CubeSmart....................................    840       22,487
CyrusOne, Inc................................    420       18,787
Digital Realty Trust, Inc....................    770       75,660
Empire State Realty Trust, Inc. -- Class A...    520       10,499
Equinix, Inc.................................    514      183,709
Equity LifeStyle Properties, Inc.............    550       39,655
Essex Property Trust, Inc....................    200       46,500
Extra Space Storage, Inc.....................    850       65,654
Federal Realty Investment Trust..............    520       73,897
Gaming and Leisure Properties, Inc...........  1,310       40,112
Healthcare Trust of America, Inc. -- Class A.    700       20,377
Iron Mountain, Inc...........................  1,810       58,789
Lamar Advertising Co. -- Class A.............    570       38,327
Life Storage, Inc............................    200       17,052
Omega Healthcare Investors, Inc..............    470       14,692
Outfront Media, Inc..........................    150        3,731
Public Storage...............................  1,060      236,910
Regency Centers Corp.........................    130        8,963
Senior Housing Properties Trust..............    170        3,218
Simon Property Group, Inc....................  1,999      355,162
Tanger Factory Outlet Centers, Inc...........    590       21,110
Taubman Centers, Inc.........................    200       14,786
Ventas, Inc..................................    750       46,890
                                                       ----------
                                                        1,961,840
                                                       ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc. -- Class A/(a)/.............  2,130       67,074
                                                       ----------
Total Real Estate............................           2,028,914
                                                       ----------

TELECOMMUNICATION SERVICES -- 1.3%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
SBA Communications Corp. -- Class A/(a)/.....    570       58,858
Verizon Communications, Inc.................. 14,560      777,213
Zayo Group Holdings, Inc./(a)/...............  1,145       37,625
                                                       ----------
                                                          873,696
                                                       ----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
T-Mobile US, Inc./(a)/.......................  1,240       71,312
                                                       ----------
Total Telecommunication Services.............             945,008
                                                       ----------

ENERGY -- 0.6%

OIL, GAS & CONSUMABLE FUELS -- 0.6%
Apache Corp..................................  1,860      118,054
Cabot Oil & Gas Corp.........................  2,310       53,962
Chesapeake Energy Corp./(a)/.................    350        2,457
Cimarex Energy Co............................    100       13,590
Continental Resources, Inc./OK/(a)/..........    250       12,885

COMPANY                                  SHARES U.S. $ VALUE
------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Devon Energy Corp.......................    330  $    15,071
Diamondback Energy, Inc./(a)/...........    120       12,127
EOG Resources, Inc......................    450       45,495
Extraction Oil & Gas, Inc./(a)/.........     36          722
Fitbit, Inc./(a)/.......................    706        5,168
Newfield Exploration Co./(a)/...........    350       14,175
ONEOK, Inc..............................  1,440       82,670
Parsley Energy, Inc. -- Class A/(a)/....    100        3,524
Southwestern Energy Co./(a)/............  3,450       37,329
Spectra Energy Corp.....................    750       30,818
Williams Cos., Inc. (The)...............    767       23,884
                                                 -----------
Total Energy............................             471,931
                                                 -----------

UTILITIES -- 0.0%

MULTI-UTILITIES -- 0.0%
Dominion Resources, Inc./VA.............    250       19,148
                                                 -----------

TOTAL INVESTMENTS -- 99.7%
 (cost $47,950,925).....................          75,095,043
Other assets less liabilities -- 0.3%...             201,975
                                                 -----------

NET ASSETS -- 100.0%....................         $75,297,018
                                                 ===========

                                    FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2016


                     NUMBER OF EXPIRATION ORIGINAL     VALUE AT        UNREALIZED
       TYPE          CONTRACTS   MONTH     VALUE   DECEMBER 31, 2016 (DEPRECIATION)
        ----         --------- ---------- -------- ----------------- --------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     4     March 2017 $448,395     $447,240         $(1,155)

-----------
(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

   Glossary:
   CBOE -- Chicago Board Options Exchange
   MSCI -- Morgan Stanley Capital International
   REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

                                    FSA-25

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2016

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        99.3%           United States
                         0.7%           Singapore
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2016. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.

The accompanying notes are an integral part of these financial statements.

                                    FSA-26

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $ 18,232,930)........ $19,620,364
Cash.........................................................     737,233
Dividends receivable.........................................       2,076
Fees receivable from Contractowners..........................      22,454
                                                              -----------
   Total assets..............................................  20,382,127
                                                              -----------

LIABILITIES:
Due to AXA Equitable's General Account.......................       4,212
Accrued custody and bank fees................................       1,476
Administrative fees payable..................................          29
Asset management fee payable.................................      33,130
Accrued expenses.............................................       3,425
                                                              -----------
   Total liabilities.........................................      42,272
                                                              -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION. $20,339,855
                                                              ===========


               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.           14      $57,972.78
RIA...........        2,169          517.64
MRP...........      174,302          105.46

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME (NOTE 2):
 Dividends................................................ $   131,176
                                                           -----------
   Total investment income................................     131,176
                                                           -----------

EXPENSES (NOTE 6):
 Investment management fees...............................    (132,891)
 Custody and bank fees....................................      (1,189)
 Other operating expenses.................................      (4,379)
                                                           -----------
   Total expenses.........................................    (138,459)
                                                           -----------

NET INVESTMENT INCOME (LOSS)..............................      (7,283)
                                                           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
 2):
 Net realized gain (loss) from investments................  (1,169,121)
 Change in unrealized appreciation (depreciation) of
   investments............................................     808,081
                                                           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....    (361,040)
                                                           -----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
 OPERATIONS............................................... $  (368,323)
                                                           ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED        YEAR ENDED
                                                                                       DECEMBER 31, 2016 DECEMBER 31, 2015
                                                                                       ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)........................................................    $    (7,283)      $   (56,008)
  Net realized gain (loss) on investments.............................................     (1,169,121)        1,846,639
  Net change in unrealized appreciation (depreciation) of investments.................        808,081        (1,461,861)
                                                                                          -----------       -----------
   Net increase (decrease) in assets attributable to operations.......................       (368,323)          328,770
                                                                                          -----------       -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Contributions.......................................................................      1,238,313         1,461,095
  Withdrawals.........................................................................     (3,515,327)       (4,299,910)
  Asset management fees (Note 6)......................................................        (74,538)          (84,564)
  Administrative fees (Note 6)........................................................       (151,064)         (190,502)
                                                                                          -----------       -----------
   Net increase (decrease) in net assets attributable to contractowners transactions..     (2,502,616)       (3,113,881)
                                                                                          -----------       -----------
INCREASE (DECREASE) IN NET ASSETS.....................................................     (2,870,939)       (2,785,111)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD...     23,210,794        25,995,905
                                                                                          -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.........    $20,339,855       $23,210,794
                                                                                          ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2016

COMPANY                                                 SHARES U.S. $ VALUE
---------------------------------------------------------------------------
COMMON STOCKS -- 96.4%

CONSUMER DISCRETIONARY -- 26.8%

AUTO PARTS -- 1.0%
WABCO Holdings, Inc./(a)/..............................  1,950   $  206,992
                                                                 ----------

CABLE TELEVISION SERVICES -- 2.1%
AMC Networks, Inc. -- Class A/(a)/.....................  8,329      435,940
                                                                 ----------

CONSUMER SERVICES: MISC. -- 0.5%
Liberty Ventures -- Class A/(a)/.......................  2,976      109,725
                                                                 ----------

DIVERSIFIED RETAIL -- 2.9%
Dollar Tree, Inc./(a)/.................................  7,610      587,340
                                                                 ----------

EDUCATION SERVICES -- 2.3%
Bright Horizons Family Solutions, Inc./(a)/............  6,520      456,530
                                                                 ----------

HOME BUILDING -- 1.0%
NVR, Inc./(a)/.........................................    116      193,604
                                                                 ----------

LEISURE TIME -- 4.1%
Expedia, Inc...........................................  2,825      320,017
Liberty Expedia Holdings, Inc./(a)/....................  1,984       78,705
Liberty TripAdvisor Holdings, Inc. -- Class A/(a)/.....  9,430      141,922
Planet Fitness, Inc.................................... 14,600      293,460
                                                                 ----------
                                                                    834,104
                                                                 ----------
RADIO & TV BROADCASTERS -- 0.9%
Pandora Media, Inc./(a)/............................... 14,090      183,734
                                                                 ----------

RESTAURANTS -- 2.8%
Buffalo Wild Wings, Inc./(a)/..........................  1,880      290,272
Chipotle Mexican Grill, Inc. -- Class A/(a)/...........    740      279,217
                                                                 ----------
                                                                    569,489
                                                                 ----------
SPECIALTY RETAIL -- 9.2%
Five Below, Inc./(a)/.................................. 11,650      465,534
O'Reilly Automotive, Inc./(a)/.........................  1,870      520,627
Ross Stores, Inc.......................................  3,540      232,224
Tractor Supply Co......................................  2,870      217,575
Ulta Salon Cosmetics & Fragrance, Inc./(a)/............  1,740      443,595
                                                                 ----------
                                                                  1,879,555
                                                                 ----------
Total Consumer Discretionary...........................           5,457,013
                                                                 ----------
TECHNOLOGY -- 23.1%

COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 11.3%
Aspen Technology, Inc./(a)/............................  3,126      170,930
Ellie Mae, Inc./(a)/...................................  2,770      231,794
Fortinet, Inc./(a)/.................................... 12,080      363,849
Guidewire Software, Inc./(a)/..........................  5,600      276,248
HubSpot, Inc./(a)/.....................................  5,060      237,820
Palo Alto Networks, Inc./(a)/..........................  1,920      240,096
ServiceNow, Inc./(a)/..................................  4,190      311,485
Twitter, Inc./(a)/..................................... 13,690      223,147
Ultimate Software Group, Inc. (The)/(a)/...............  1,320      240,702
                                                                 ----------
                                                                  2,296,071
                                                                 ----------
ELECTRONIC ENTERTAINMENT -- 2.1%
Take-Two Interactive Software, Inc./(a)/...............  8,530      420,444
                                                                 ----------

PRODUCTION TECHNOLOGY EQUIPMENT -- 1.1%
Cognex Corp............................................  3,660      232,849
                                                                 ----------

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
SEMICONDUCTORS & COMPONENT -- 7.3%
NVIDIA Corp................................  6,740   $  719,427
Xilinx, Inc................................ 12,840      775,151
                                                     ----------
                                                      1,494,578
                                                     ----------
TELECOMMUNICATIONS EQUIPMENT -- 1.3%
Arista Networks, Inc./(a)/.................  2,640      255,473
                                                     ----------
Total Technology...........................           4,699,415
                                                     ----------
HEALTH CARE -- 17.6%

BIOTECHNOLOGY -- 1.8%
Alexion Pharmaceuticals, Inc./(a)/.........  3,000      367,050
                                                     ----------

HEALTH CARE SERVICES -- 1.7%
Cerner Corp./(a)/..........................  7,470      353,854
                                                     ----------

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 5.0%
Align Technology, Inc./(a)/................  1,725      165,825
DENTSPLY SIRONA, Inc.......................  2,485      143,459
Edwards Lifesciences Corp./(a)/............  5,390      505,043
Nevro Corp./(a)/...........................  2,820      204,901
                                                     ----------
                                                      1,019,228
                                                     ----------
MEDICAL EQUIPMENT -- 6.1%
DexCom, Inc./(a)/..........................  4,770      284,769
Intuitive Surgical, Inc./(a)/..............  1,044      662,073
Zeltiq Aesthetics, Inc./(a)/...............  6,750      293,760
                                                     ----------
                                                      1,240,602
                                                     ----------
PHARMACEUTICALS -- 3.0%
Zoetis, Inc................................ 11,380      609,171
                                                     ----------
Total Health Care..........................           3,589,905
                                                     ----------
PRODUCER DURABLES -- 10.9%

BACK OFFICE SUPPORT, HR & CONSULTING -- 1.7%
CoStar Group, Inc./(a)/....................  1,820      343,052
                                                     ----------

DIVERSIFIED MANUFACTURING OPERATIONS -- 1.2%
Carlisle Cos., Inc.........................  2,260      249,255
                                                     ----------

MACHINERY: INDUSTRIAL -- 2.5%
Middleby Corp. (The)/(a)/..................  2,770      356,804
Nordson Corp...............................  1,280      143,424
                                                     ----------
                                                        500,228
                                                     ----------
SCIENTIFIC INSTRUMENTS: CONTROL & FILTER -- 4.4%
Allegion PLC...............................  5,490      351,360
IDEX Corp..................................  3,770      339,526
Roper Technologies, Inc....................  1,140      208,711
                                                     ----------
                                                        899,597
                                                     ----------
SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 1.1%
AO Smith Corp..............................  4,510      213,549
                                                     ----------
Total Producer Durables....................           2,205,681
                                                     ----------
FINANCIAL SERVICES -- 9.6%

BANKS: DIVERSIFIED -- 2.1%
First Republic Bank/CA.....................  4,560      420,158
                                                     ----------

FINANCIAL DATA & SYSTEMS -- 5.9%
Fiserv, Inc./(a)/..........................  4,290      455,941
MSCI, Inc. -- Class A......................  3,130      246,581
Vantiv, Inc. -- Class A/(a)/...............  8,380      499,616
                                                     ----------
                                                      1,202,138
                                                     ----------

                                    FSA-30

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2016

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
SECURITIES BROKERAGE & SERVICES -- 1.6%
MarketAxess Holdings, Inc..................  2,290  $   336,447
                                                    -----------
Total Financial Services...................           1,958,743
                                                    -----------
MATERIALS & PROCESSING -- 5.2%

BUILDING MATERIALS -- 1.1%
Acuity Brands, Inc.........................  1,010      233,169
                                                    -----------

BUILDING: CLIMATE CONTROL -- 1.1%
Lennox International, Inc..................  1,450      222,097
                                                    -----------

CHEMICALS: DIVERSIFIED -- 1.5%
PolyOne Corp...............................  9,330      298,933
                                                    -----------

DIVERSIFIED MATERIALS & PROCESSING -- 1.5%
Hexcel Corp................................  5,760      296,294
                                                    -----------
Total Materials & Processing...............           1,050,493
                                                    -----------
CONSUMER STAPLES -- 3.3%

BEVERAGE: SOFT DRINKS -- 3.3%
Monster Beverage Corp./(a)/................ 14,865      659,114
                                                    -----------
Total Common Stocks
 (cost $18,232,930)........................          19,620,364
                                                    -----------
TOTAL INVESTMENTS -- 96.5%
 (cost $18,232,930)........................          19,620,364
Other assets less liabilities -- 3.5%......             719,491
                                                    -----------

NET ASSETS -- 100.0%.......................         $20,339,855
                                                    ===========

-----------
(a)Non-income producing security.

Glossary:
MSCI -- Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.


                                    FSA-31

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2016

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        100.0%          United States
-----------
* All data are as of December 31, 2016. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.
The accompanying notes are an integral part of these financial statements.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

                                                     1290 VT     ALL ASSET                   ALL ASSET        AXA
                                                     SOCIALLY   AGGRESSIVE-   ALL ASSET       MODERATE    AGGRESSIVE
                                                   RESPONSIBLE*   ALT 25*   GROWTH-ALT 20* GROWTH-ALT 15* ALLOCATION*
                                                   ------------ ----------- -------------- -------------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $2,427,329    $76,197      $296,444       $33,108     $2,531,514
Receivable for shares of the Portfolios sold......          --         --            --            --             --
Receivable for policy-related transactions........       1,739      1,386           265           281          4,502
                                                    ----------    -------      --------       -------     ----------
   Total assets...................................   2,429,068     77,583       296,709        33,389      2,536,016
                                                    ----------    -------      --------       -------     ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....       1,736      1,386           266           281          4,493
Payable for policy-related transactions...........          --         --            --            --             --
Payable for direct operating expenses.............         401         10            25             4            424
                                                    ----------    -------      --------       -------     ----------
   Total liabilities..............................       2,137      1,396           291           285          4,917
                                                    ----------    -------      --------       -------     ----------
NET ASSETS........................................  $2,426,931    $76,187      $296,418       $33,104     $2,531,099
                                                    ==========    =======      ========       =======     ==========

NET ASSETS:
Accumulation unit values..........................  $2,426,715    $76,187      $296,413       $33,101     $2,530,863
Retained by AXA Equitable in Separate Account
 No. 66...........................................         216         --             5             3            236
                                                    ----------    -------      --------       -------     ----------
TOTAL NET ASSETS..................................  $2,426,931    $76,187      $296,418       $33,104     $2,531,099
                                                    ==========    =======      ========       =======     ==========

Investments in shares of the Portfolios, at cost..  $2,120,572    $76,863      $297,802       $33,391     $2,623,966

                                                       AXA
                                                   CONSERVATIVE
                                                   ALLOCATION*
                                                   ------------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $2,220,835
Receivable for shares of the Portfolios sold......         203
Receivable for policy-related transactions........          --
                                                    ----------
   Total assets...................................   2,221,038
                                                    ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....          --
Payable for policy-related transactions...........         204
Payable for direct operating expenses.............         283
                                                    ----------
   Total liabilities..............................         487
                                                    ----------
NET ASSETS........................................  $2,220,551
                                                    ==========

NET ASSETS:
Accumulation unit values..........................  $2,220,524
Retained by AXA Equitable in Separate Account
 No. 66...........................................          27
                                                    ----------
TOTAL NET ASSETS..................................  $2,220,551
                                                    ==========

Investments in shares of the Portfolios, at cost..  $2,273,573

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                AXA
                                                        AXA      AXA GLOBAL       AXA      INTERNATIONAL AXA LARGE CAP
                                                   CONSERVATIVE-   EQUITY    INTERNATIONAL     VALUE        GROWTH
                                                       PLUS        MANAGED   CORE MANAGED     MANAGED       MANAGED
                                                    ALLOCATION*  VOLATILITY*  VOLATILITY*   VOLATILITY*   VOLATILITY*
                                                   ------------- ----------- ------------- ------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $1,126,272   $1,445,227   $1,589,682      $52,746     $3,571,332
Receivable for shares of the Portfolios sold......          --        1,784           --           45            435
Receivable for policy-related transactions........       2,736           --        1,690           --            873
                                                    ----------   ----------   ----------      -------     ----------
   Total assets...................................   1,129,008    1,447,011    1,591,372       52,791      3,572,640
                                                    ----------   ----------   ----------      -------     ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....       2,736           --        1,690           --             --
Payable for policy-related transactions...........          --        1,780           --           43             --
Payable for direct operating expenses.............         186          269          328           --            591
                                                    ----------   ----------   ----------      -------     ----------
   Total liabilities..............................       2,922        2,049        2,018           43            591
                                                    ----------   ----------   ----------      -------     ----------
NET ASSETS........................................  $1,126,086   $1,444,962   $1,589,354      $52,748     $3,572,049
                                                    ==========   ==========   ==========      =======     ==========

NET ASSETS:
Accumulation unit values..........................  $1,125,887   $1,444,864   $1,589,035      $52,748     $3,567,848
Retained by AXA Equitable in Separate Account
 No. 66...........................................         199           98          319           --          4,201
                                                    ----------   ----------   ----------      -------     ----------
TOTAL NET ASSETS..................................  $1,126,086   $1,444,962   $1,589,354      $52,748     $3,572,049
                                                    ==========   ==========   ==========      =======     ==========

Investments in shares of the Portfolios, at cost..  $1,177,898   $1,349,846   $1,643,978      $54,390     $2,895,350

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                   AXA LARGE CAP AXA MID CAP                                            AXA/
                                                       VALUE        VALUE                 AXA MODERATE-              CLEARBRIDGE
                                                      MANAGED      MANAGED   AXA MODERATE     PLUS      AXA/AB SMALL  LARGE CAP
                                                    VOLATILITY*  VOLATILITY* ALLOCATION*   ALLOCATION*  CAP GROWTH*    GROWTH*
                                                   ------------- ----------- ------------ ------------- ------------ -----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $9,728,445   $8,253,473  $21,685,981   $1,642,344     $450,070    $427,880
Receivable for policy-related transactions........       1,693        4,034       52,954        7,125          559         199
                                                    ----------   ----------  -----------   ----------     --------    --------
   Total assets...................................   9,730,138    8,257,507   21,738,935    1,649,469      450,629     428,079
                                                    ----------   ----------  -----------   ----------     --------    --------

LIABILITIES:
Payable for shares of the Portfolios purchased....       1,694        4,035       52,929        7,124          559         199
Payable for direct operating expenses.............       1,476        1,370        3,356          253           58          49
                                                    ----------   ----------  -----------   ----------     --------    --------
   Total liabilities..............................       3,170        5,405       56,285        7,377          617         248
                                                    ----------   ----------  -----------   ----------     --------    --------
NET ASSETS........................................  $9,726,968   $8,252,102  $21,682,650   $1,642,092     $450,012    $427,831
                                                    ==========   ==========  ===========   ==========     ========    ========

NET ASSETS:
Accumulation unit values..........................  $9,723,633   $8,250,248  $21,681,170   $1,641,942     $449,879    $427,772
Retained by AXA Equitable in Separate Account
 No. 66...........................................       3,335        1,854        1,480          150          133          59
                                                    ----------   ----------  -----------   ----------     --------    --------
TOTAL NET ASSETS..................................  $9,726,968   $8,252,102  $21,682,650   $1,642,092     $450,012    $427,831
                                                    ==========   ==========  ===========   ==========     ========    ========

Investments in shares of the Portfolios, at cost..  $6,867,386   $5,824,928  $22,107,382   $1,711,853     $465,219    $429,249

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                CHARTER/SM   CHARTER/SM EQ/BLACKROCK   EQ/BOSTON    EQ/CAPITAL
                                                    AXA/JANUS  /MULTI-SECTOR /SMALL CAP BASIC VALUE     ADVISORS     GUARDIAN
                                                   ENTERPRISE*     BOND*       VALUE*     EQUITY*    EQUITY INCOME* RESEARCH*
                                                   ----------- ------------- ---------- ------------ -------------- ----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $173,521    $1,074,090    $12,771     $93,907       $675,367    $7,138,533
Receivable for shares of the Portfolios sold......        --            --         11          90             --            --
Receivable for policy-related transactions........     1,158         5,315         --          --          1,026         1,892
                                                    --------    ----------    -------     -------       --------    ----------
   Total assets...................................   174,679     1,079,405     12,782      93,997        676,393     7,140,425
                                                    --------    ----------    -------     -------       --------    ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....     1,157         5,317         --          --          1,026         1,892
Payable for policy-related transactions...........        --            --          7          90             --            --
Payable for direct operating expenses.............        26           156         --          --             75         1,242
                                                    --------    ----------    -------     -------       --------    ----------
   Total liabilities..............................     1,183         5,473          7          90          1,101         3,134
                                                    --------    ----------    -------     -------       --------    ----------
NET ASSETS........................................  $173,496    $1,073,932    $12,775     $93,907       $675,292    $7,137,291
                                                    ========    ==========    =======     =======       ========    ==========

NET ASSETS:
Accumulation unit values..........................  $173,496    $1,073,889    $12,775     $93,901       $675,259    $7,135,479
Retained by AXA Equitable in Separate Account
 No. 66...........................................        --            43         --           6             33         1,812
                                                    --------    ----------    -------     -------       --------    ----------
TOTAL NET ASSETS..................................  $173,496    $1,073,932    $12,775     $93,907       $675,292    $7,137,291
                                                    ========    ==========    =======     =======       ========    ==========

Investments in shares of the Portfolios, at cost..  $168,349    $1,101,970    $10,508     $71,129       $702,299    $4,664,901

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                EQ/GAMCO      EQ/
                                                                   EQ/GAMCO      SMALL    INTERMEDIATE      EQ/
                                                   EQ/EQUITY 500  MERGERS AND   COMPANY    GOVERNMENT  INTERNATIONAL
                                                      INDEX*     ACQUISITIONS*   VALUE*      BOND*     EQUITY INDEX*
                                                   ------------- ------------- ---------- ------------ -------------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $24,812,719    $119,058    $3,304,755  $4,109,483   $9,038,418
Receivable for policy-related transactions........       11,633         461         2,858         946        6,768
                                                    -----------    --------    ----------  ----------   ----------
   Total assets...................................   24,824,352     119,519     3,307,613   4,110,429    9,045,186
                                                    -----------    --------    ----------  ----------   ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....       11,621         461         2,840         952        6,692
Payable for direct operating expenses.............        3,958          24           515         687        1,615
                                                    -----------    --------    ----------  ----------   ----------
   Total liabilities..............................       15,579         485         3,355       1,639        8,307
                                                    -----------    --------    ----------  ----------   ----------
NET ASSETS........................................  $24,808,773    $119,034    $3,304,258  $4,108,790   $9,036,879
                                                    ===========    ========    ==========  ==========   ==========

NET ASSETS:
Accumulation unit values..........................  $24,803,293    $119,023    $3,303,691  $4,108,747   $9,036,367
Retained by AXA Equitable in Separate Account
 No. 66...........................................        5,480          11           567          43          512
                                                    -----------    --------    ----------  ----------   ----------
TOTAL NET ASSETS..................................  $24,808,773    $119,034    $3,304,258  $4,108,790   $9,036,879
                                                    ===========    ========    ==========  ==========   ==========

Investments in shares of the Portfolios, at cost..  $18,057,355    $117,317    $2,995,855  $4,168,672   $9,169,023

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                    EQ/MFS
                                                   EQ/LARGE CAP  INTERNATIONAL EQ/MID CAP  EQ/MONEY   EQ/PIMCO ULTRA EQ/QUALITY
                                                   GROWTH INDEX*    GROWTH*      INDEX*    MARKET*     SHORT BOND*   BOND PLUS*
                                                   ------------- ------------- ---------- ----------- -------------- ----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................   $640,886      $284,448     $941,788  $12,503,724   $2,325,646     $7,055
Receivable for shares of the Portfolios sold......         --            --           --           --           --          8
Receivable for policy-related transactions........      5,680         3,267        1,454       34,264        1,930         --
                                                     --------      --------     --------  -----------   ----------     ------
   Total assets...................................    646,566       287,715      943,242   12,537,988    2,327,576      7,063
                                                     --------      --------     --------  -----------   ----------     ------

LIABILITIES:
Payable for shares of the Portfolios purchased....      5,672         3,266        1,458       34,956        1,934         --
Payable for policy-related transactions...........         --            --           --           --           --         43
Payable for direct operating expenses.............         89            60          111        2,326          388         --
                                                     --------      --------     --------  -----------   ----------     ------
   Total liabilities..............................      5,761         3,326        1,569       37,282        2,322         43
                                                     --------      --------     --------  -----------   ----------     ------
NET ASSETS........................................   $640,805      $284,389     $941,673  $12,500,706   $2,325,254     $7,020
                                                     --------      --------     --------  -----------   ----------     ------

NET ASSETS:
Accumulation unit values..........................   $640,774      $284,389     $940,319  $12,500,706   $2,325,249     $7,009
Retained by AXA Equitable in Separate Account
 No. 66...........................................         31            --        1,354           --            5         11
                                                     --------      --------     --------  -----------   ----------     ------
TOTAL NET ASSETS..................................   $640,805      $284,389     $941,673  $12,500,706   $2,325,254     $7,020
                                                     ========      ========     ========  ===========   ==========     ======

Investments in shares of the Portfolios, at cost..   $677,422      $292,260     $913,376  $12,503,903   $2,333,822     $7,088

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                    EQ/SMALL   EQ/T.ROWE
                                                    COMPANY   PRICE GROWTH MULTIMANAGER MULTIMANAGER TARGET 2015 TARGET 2025
                                                     INDEX*      STOCK*     CORE BOND*  TECHNOLOGY*  ALLOCATION* ALLOCATION*
                                                   ---------- ------------ ------------ ------------ ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................ $4,706,428   $619,918    $1,440,756   $4,855,580  $1,458,492  $2,895,731
Receivable for shares of the Portfolios sold......      2,426        643            --           --          --          --
Receivable for policy-related transactions........         --         --         2,455        9,236       4,615       8,388
                                                   ----------   --------    ----------   ----------  ----------  ----------
   Total assets...................................  4,708,854    620,561     1,443,211    4,864,816   1,463,107   2,904,119
                                                   ----------   --------    ----------   ----------  ----------  ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....         --         --         2,455        9,221       4,615       8,384
Payable for policy-related transactions...........      2,433        643            --           --          --          --
Payable for direct operating expenses.............        797         89           216          785         347         474
                                                   ----------   --------    ----------   ----------  ----------  ----------
   Total liabilities..............................      3,230        732         2,671       10,006       4,962       8,858
                                                   ----------   --------    ----------   ----------  ----------  ----------
NET ASSETS........................................ $4,705,624   $619,829    $1,440,540   $4,854,810  $1,458,145  $2,895,261
                                                   ==========   ========    ==========   ==========  ==========  ==========

NET ASSETS:
Accumulation unit values.......................... $4,704,797   $619,413    $1,440,331   $4,853,584  $1,458,081  $2,894,992
Retained by AXA Equitable in Separate Account
 No. 66...........................................        827        416           209        1,226          64         269
                                                   ----------   --------    ----------   ----------  ----------  ----------
TOTAL NET ASSETS.................................. $4,705,624   $619,829    $1,440,540   $4,854,810  $1,458,145  $2,895,261
                                                   ==========   ========    ==========   ==========  ==========  ==========

Investments in shares of the Portfolios, at cost.. $4,608,699   $601,604    $1,465,211   $4,392,898  $1,566,709  $2,962,458

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                   TARGET 2035 TARGET 2045 TARGET 2055
                                                   ALLOCATION* ALLOCATION* ALLOCATION*
                                                   ----------- ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................ $1,919,313  $1,404,939   $154,039
Receivable for policy-related transactions........     24,734       6,503      1,721
                                                   ----------  ----------   --------
   Total assets...................................  1,944,047   1,411,442    155,760
                                                   ----------  ----------   --------

LIABILITIES:
Payable for shares of the Portfolios purchased....     24,734       6,487      1,711
Payable for direct operating expenses.............        291         220         21
                                                   ----------  ----------   --------
   Total liabilities..............................     25,025       6,707      1,732
                                                   ----------  ----------   --------
NET ASSETS........................................ $1,919,022  $1,404,735   $154,028
                                                   ==========  ==========   ========

NET ASSETS:
Accumulation unit values.......................... $1,918,938  $1,404,621   $154,028
Retained by AXA Equitable in Separate Account
 No. 66...........................................         84         114         --
                                                   ----------  ----------   --------
TOTAL NET ASSETS.................................. $1,919,022  $1,404,735   $154,028
                                                   ==========  ==========   ========

Investments in shares of the Portfolios, at cost.. $1,938,669  $1,402,304   $159,148

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

                                                     SHARE CLASS ** PORTFOLIO SHARES HELD
                                                   ---------------- ---------------------

1290 VT SOCIALLY RESPONSIBLE......................        B                 208,126

ALL ASSET AGGRESSIVE-ALT 25.......................        B                   6,350

ALL ASSET GROWTH-ALT 20...........................        B                  15,647

ALL ASSET MODERATE GROWTH-ALT 15..................        B                   2,984

AXA AGGRESSIVE ALLOCATION.........................        B                 239,854

AXA CONSERVATIVE ALLOCATION.......................        B                 237,553

AXA CONSERVATIVE-PLUS ALLOCATION..................        B                 117,746

AXA GLOBAL EQUITY MANAGED VOLATILITY..............        B                  96,549

AXA INTERNATIONAL CORE MANAGED VOLATILITY.........        B                 174,348

AXA INTERNATIONAL VALUE MANAGED VOLATILITY........        B                   4,569

AXA LARGE CAP GROWTH MANAGED VOLATILITY...........        B                 131,462

AXA LARGE CAP VALUE MANAGED VOLATILITY............        A                  41,043
AXA LARGE CAP VALUE MANAGED VOLATILITY............        B                 534,362

AXA MID CAP VALUE MANAGED VOLATILITY..............        B                 485,360

AXA MODERATE ALLOCATION...........................        B               1,607,813

AXA MODERATE-PLUS ALLOCATION......................        B                 155,144

AXA/AB SMALL CAP GROWTH...........................        A                   5,901
AXA/AB SMALL CAP GROWTH...........................        B                  20,290

AXA/CLEARBRIDGE LARGE CAP GROWTH..................        B                  40,875

AXA/JANUS ENTERPRISE..............................        B                  11,174

CHARTER/SM/ MULTI-SECTOR BOND.....................        A                      11
CHARTER/SM/ MULTI-SECTOR BOND.....................        B                 284,385

CHARTER/SM/ SMALL CAP VALUE.......................        B                     780

EQ/BLACKROCK BASIC VALUE EQUITY...................        B                   4,045

EQ/BOSTON ADVISORS EQUITY INCOME..................        B                 116,706

EQ/CAPITAL GUARDIAN RESEARCH......................        B                 314,740

EQ/EQUITY 500 INDEX...............................        A                  29,088
EQ/EQUITY 500 INDEX...............................        B                 639,255

EQ/GAMCO MERGERS AND ACQUISITIONS.................        B                   9,240

EQ/GAMCO SMALL COMPANY VALUE......................        B                  56,359

EQ/INTERMEDIATE GOVERNMENT BOND...................        A                       1
EQ/INTERMEDIATE GOVERNMENT BOND...................        B                 403,945

EQ/INTERNATIONAL EQUITY INDEX.....................        A               1,080,102

EQ/LARGE CAP GROWTH INDEX.........................        B                  55,804

EQ/MFS INTERNATIONAL GROWTH.......................        B                  43,202

EQ/MID CAP INDEX..................................        B                  65,230

EQ/MONEY MARKET...................................        A                     537
EQ/MONEY MARKET...................................        B              12,503,365

EQ/PIMCO ULTRA SHORT BOND.........................        B                 235,303

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2016

                                                     SHARE CLASS ** PORTFOLIO SHARES HELD
                                                   ---------------- ---------------------

EQ/QUALITY BOND PLUS..............................        A                    834

EQ/SMALL COMPANY INDEX............................        B                414,171

EQ/T. ROWE PRICE GROWTH STOCK.....................        B                 16,314

MULTIMANAGER CORE BOND............................        B                147,025

MULTIMANAGER TECHNOLOGY...........................        B                240,301

TARGET 2015 ALLOCATION............................        B                168,694

TARGET 2025 ALLOCATION............................        B                290,333

TARGET 2035 ALLOCATION............................        B                188,454

TARGET 2045 ALLOCATION............................        B                139,103

TARGET 2055 ALLOCATION............................        B                 16,455

-----------
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
The accompanying notes are an integral part of these financial statements.

                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------

1290 VT SOCIALLY RESPONSIBLE......................  0.03%          B         $ 14.80        164

ALL ASSET AGGRESSIVE-ALT 25.......................  0.03%          B         $ 12.77          6

ALL ASSET GROWTH-ALT 20...........................  0.03%          B         $ 12.34         24

ALL ASSET MODERATE GROWTH-ALT 15..................  0.03%          B         $ 11.92          3

AXA AGGRESSIVE ALLOCATION.........................  0.03%          B         $ 12.95        195

AXA CONSERVATIVE ALLOCATION.......................  0.03%          B         $ 12.47        178

AXA CONSERVATIVE-PLUS ALLOCATION..................  0.03%          B         $ 12.80         88

AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.00%          B         $533.87         --
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.03%          B         $ 15.00         96

AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.00%          B         $141.07         --
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.03%          B         $ 12.67        125

AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  0.00%          B         $156.48         --

AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.00%          B         $256.64         --
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.03%          B         $ 10.70        331

AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.00%          A         $213.80          3
AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.03%          B         $ 19.84        455

AXA MID CAP VALUE MANAGED VOLATILITY..............  0.00%          B         $349.21         --
AXA MID CAP VALUE MANAGED VOLATILITY..............  0.03%          B         $ 27.51        295

AXA MODERATE ALLOCATION...........................  0.03%          B         $ 12.62      1,718

AXA MODERATE-PLUS ALLOCATION......................  0.03%          B         $ 12.91        127

AXA/AB SMALL CAP GROWTH...........................  0.05%          A         $402.06         --
AXA/AB SMALL CAP GROWTH...........................  0.03%          B         $ 15.69         22

AXA/CLEARBRIDGE LARGE CAP GROWTH..................  0.00%          B         $212.54         --
AXA/CLEARBRIDGE LARGE CAP GROWTH..................  0.03%          B         $ 14.52         25

AXA/JANUS ENTERPRISE..............................  0.03%          B         $ 12.58         14

CHARTER/SM/ MULTI-SECTOR BOND.....................  0.03%          B         $ 10.36        104

CHARTER/SM/ SMALL CAP VALUE.......................  0.00%          B         $315.97         --

EQ/BLACKROCK BASIC VALUE EQUITY...................  0.00%          B         $392.39         --

EQ/BOSTON ADVISORS EQUITY INCOME..................  0.03%          B         $ 15.86         43

EQ/CAPITAL GUARDIAN RESEARCH......................  0.00%          B         $261.84         --
EQ/CAPITAL GUARDIAN RESEARCH......................  0.03%          B         $ 32.22        221

EQ/EQUITY 500 INDEX...............................  0.05%          A         $679.87          2
EQ/EQUITY 500 INDEX...............................  0.03%          B         $ 16.91      1,403

EQ/GAMCO MERGERS AND ACQUISITIONS.................  0.03%          B         $ 12.63          9

EQ/GAMCO SMALL COMPANY VALUE......................  0.03%          B         $ 28.70        115

EQ/INTERMEDIATE GOVERNMENT BOND...................  0.03%          B         $ 12.34        333

EQ/INTERNATIONAL EQUITY INDEX.....................  0.03%          A         $ 19.97        436
EQ/INTERNATIONAL EQUITY INDEX.....................  0.05%          A         $177.46          2

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2016

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------

EQ/LARGE CAP GROWTH INDEX.........................  0.00%          B         $165.63         --
EQ/LARGE CAP GROWTH INDEX.........................  0.03%          B         $ 16.11         40

EQ/MFS INTERNATIONAL GROWTH.......................  0.03%          B         $ 11.47         25

EQ/MID CAP INDEX..................................  0.00%          B         $253.03         --
EQ/MID CAP INDEX..................................  0.03%          B         $ 17.26         54

EQ/MONEY MARKET...................................  0.05%          A         $174.79         --
EQ/MONEY MARKET...................................  0.03%          B         $  9.99      1,252

EQ/PIMCO ULTRA SHORT BOND.........................  0.03%          B         $ 12.00        194

EQ/QUALITY BOND PLUS..............................  0.05%          A         $250.04         --

EQ/SMALL COMPANY INDEX............................  0.03%          B         $ 28.76        164

EQ/T. ROWE PRICE GROWTH STOCK.....................  0.00%          B         $ 18.81         --
EQ/T. ROWE PRICE GROWTH STOCK.....................  0.03%          B         $ 16.32         38

MULTIMANAGER CORE BOND............................  0.03%          B         $ 10.43        138

MULTIMANAGER TECHNOLOGY...........................  0.03%          B         $ 27.83        174

TARGET 2015 ALLOCATION............................  0.03%          B         $ 12.18        120

TARGET 2025 ALLOCATION............................  0.03%          B         $ 12.69        228

TARGET 2035 ALLOCATION............................  0.03%          B         $ 12.90        149

TARGET 2045 ALLOCATION............................  0.03%          B         $ 12.89        109

TARGET 2055 ALLOCATION............................  0.03%          B         $ 10.10         15

-----------
* Contract charges reflect the annual program expense, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in note 5 of these financial statements.
***Variable Investment Options where units outstanding are less than 500 are denoted by a --.
The accompanying notes are an integral part of these financial statements.

                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                                           ALL ASSET
                                                                      ALL ASSET  ALL ASSET MODERATE      AXA         AXA
                                                    1290 VT SOCIALLY AGGRESSIVE-  GROWTH-   GROWTH-  AGGRESSIVE  CONSERVATIVE
                                                      RESPONSIBLE*     ALT 25*    ALT 20*   ALT 15*  ALLOCATION* ALLOCATION*
                                                    ---------------- ----------- --------- --------- ----------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................     $ 27,312       $  725     $ 3,798   $  470    $ 22,876     $21,410
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................          565           18          39        9         621         430
                                                        --------       ------     -------   ------    --------     -------

NET INVESTMENT INCOME (LOSS).......................       26,747          707       3,759      461      22,255      20,980
                                                        --------       ------     -------   ------    --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........       97,963          618      (2,926)     616      63,546      (5,277)
   Net realized gain distribution from the
    Portfolios.....................................       46,350        1,006       4,188      427     110,172      27,182
                                                        --------       ------     -------   ------    --------     -------
 Net realized gain (loss) on investments...........      144,313        1,624       1,262    1,043     173,718      21,905
                                                        --------       ------     -------   ------    --------     -------

 Net change in unrealized appreciation
   (depreciation) of investments...................       37,738        2,592       5,237      197      10,796         627
                                                        --------       ------     -------   ------    --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................      182,051        4,216       6,499    1,240     184,514      22,532
                                                        --------       ------     -------   ------    --------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................     $208,798       $4,923     $10,258   $1,701    $206,769     $43,512
                                                        ========       ======     =======   ======    ========     =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                         AXA      AXA GLOBAL       AXA           AXA      AXA LARGE CAP
                                                    CONSERVATIVE-   EQUITY    INTERNATIONAL INTERNATIONAL    GROWTH
                                                        PLUS        MANAGED   CORE MANAGED  VALUE MANAGED    MANAGED
                                                     ALLOCATION*  VOLATILITY*  VOLATILITY*   VOLATILITY*   VOLATILITY*
                                                    ------------- ----------- ------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................    $10,076     $ 13,351     $  4,606        $248        $ 19,831
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................        278          376          433          --             835
                                                       -------     --------     --------        ----        --------

NET INVESTMENT INCOME (LOSS).......................      9,798       12,975        4,173         248          18,996
                                                       -------     --------     --------        ----        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........     (7,622)      89,873       40,946          82         123,426
   Net realized gain distribution from the
    Portfolios.....................................     28,935           --           --          --         119,439
                                                       -------     --------     --------        ----        --------
 Net realized gain (loss) on investments...........     21,313       89,873       40,946          82         242,865
                                                       -------     --------     --------        ----        --------

 Net change in unrealized appreciation
   (depreciation) of investments...................     19,665      (34,558)     (45,300)         90         (87,101)
                                                       -------     --------     --------        ----        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................     40,978       55,315       (4,354)        172         155,764
                                                       -------     --------     --------        ----        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................    $50,776     $ 68,290     $   (181)       $420        $174,760
                                                       =======     ========     ========        ====        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                         AXA MID CAP                  AXA
                                                           AXA LARGE CAP    VALUE                  MODERATE-
                                                           VALUE MANAGED   MANAGED   AXA MODERATE    PLUS     AXA/AB SMALL
                                                            VOLATILITY*  VOLATILITY* ALLOCATION*  ALLOCATION* CAP GROWTH*
                                                           ------------- ----------- ------------ ----------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios..........................  $  155,184   $   94,292   $  192,554   $ 14,250     $  1,509
 Expenses:
   Asset-based charges and direct operating expenses......       2,131        1,935        5,034        389          154
                                                            ----------   ----------   ----------   --------     --------

NET INVESTMENT INCOME (LOSS)..............................     153,053       92,357      187,520     13,861        1,355
                                                            ----------   ----------   ----------   --------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments................     820,870      423,444      (30,283)    17,553      (55,646)
   Net realized gain distribution from the Portfolios.....          --           --      659,085     67,815       29,974
                                                            ----------   ----------   ----------   --------     --------
 Net realized gain (loss) on investments..................     820,870      423,444      628,802     85,368      (25,672)
                                                            ----------   ----------   ----------   --------     --------

 Net change in unrealized appreciation (depreciation) of
   investments............................................     370,429      760,784      229,053      9,613       76,614
                                                            ----------   ----------   ----------   --------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....   1,191,299    1,184,228      857,855     94,981       50,942
                                                            ----------   ----------   ----------   --------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...............................................  $1,344,352   $1,276,585   $1,045,375   $108,842     $ 52,297
                                                            ==========   ==========   ==========   ========     ========

                                                              AXA/
                                                           CLEARBRIDGE
                                                            LARGE CAP
                                                             GROWTH*
                                                           -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios..........................  $     --
 Expenses:
   Asset-based charges and direct operating expenses......        79
                                                            --------

NET INVESTMENT INCOME (LOSS)..............................       (79)
                                                            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments................   (31,541)
   Net realized gain distribution from the Portfolios.....     2,065
                                                            --------
 Net realized gain (loss) on investments..................   (29,476)
                                                            --------

 Net change in unrealized appreciation (depreciation) of
   investments............................................    39,278
                                                            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....     9,802
                                                            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...............................................  $  9,723
                                                            ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                CHARTER/SM/  CHARTER/SM/ EQ/BLACKROCK   EQ/BOSTON    EQ/CAPITAL
                                                     AXA/JANUS  MULTI-SECTOR SMALL CAP   BASIC VALUE     ADVISORS     GUARDIAN
                                                    ENTERPRISE*    BOND*       VALUE*      EQUITY*    EQUITY INCOME* RESEARCH*
                                                    ----------- ------------ ----------  ------------ -------------- ----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................  $     --     $ 21,833    $    153     $ 1,299       $ 12,539    $  60,972
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................        41          228          --          --            124        1,795
                                                     --------     --------    --------     -------       --------    ---------

NET INVESTMENT INCOME (LOSS).......................       (41)      21,605         153       1,299         12,415       59,177
                                                     --------     --------    --------     -------       --------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   (20,200)     (18,104)     16,744         372        (10,772)     645,653
   Net realized gain distribution from the
    Portfolios.....................................        76           --          --          --         68,095           --
                                                     --------     --------    --------     -------       --------    ---------
 Net realized gain (loss) on investments...........   (20,124)     (18,104)     16,744         372         57,323      645,653
                                                     --------     --------    --------     -------       --------    ---------

 Net change in unrealized appreciation
   (depreciation) of investments...................    17,694       18,517     (11,959)     12,575          8,032     (125,423)
                                                     --------     --------    --------     -------       --------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................    (2,430)         413       4,785      12,947         65,355      520,230
                                                     --------     --------    --------     -------       --------    ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................  $ (2,471)    $ 22,018    $  4,938     $14,246       $ 77,770    $ 579,407
                                                     ========     ========    ========     =======       ========    =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                                EQ/GAMCO     EQ/
                                                                    EQ/GAMCO     SMALL   INTERMEDIATE      EQ/
                                                    EQ/EQUITY 500  MERGERS AND  COMPANY   GOVERNMENT  INTERNATIONAL
                                                       INDEX*     ACQUISITIONS*  VALUE*     BOND*     EQUITY INDEX*
                                                    ------------- ------------- -------- ------------ -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................  $  383,167      $     7    $ 14,673   $ 28,363     $ 244,630
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................       6,255           39         746      1,015         2,406
                                                     ----------      -------    --------   --------     ---------

NET INVESTMENT INCOME (LOSS).......................     376,912          (32)     13,927     27,348       242,224
                                                     ----------      -------    --------   --------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   1,664,451       (2,768)    213,068      3,989       331,373
   Net realized gain distribution from the
    Portfolios.....................................     304,440        6,186     103,653      7,500            --
                                                     ----------      -------    --------   --------     ---------
 Net realized gain (loss) on investments...........   1,968,891        3,418     316,721     11,489       331,373
                                                     ----------      -------    --------   --------     ---------

 Net change in unrealized appreciation
   (depreciation) of investments...................     212,607        8,436     307,392    (25,870)     (404,462)
                                                     ----------      -------    --------   --------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................   2,181,498       11,854     624,113    (14,381)      (73,089)
                                                     ----------      -------    --------   --------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................  $2,558,410      $11,822    $638,040   $ 12,967     $ 169,135
                                                     ==========      =======    ========   ========     =========

                                                     EQ/JPMORGAN
                                                        VALUE
                                                    OPPORTUNITIES*
                                                    --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................    $      1
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................          --
                                                       --------

NET INVESTMENT INCOME (LOSS).......................           1
                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........      62,783
   Net realized gain distribution from the
    Portfolios.....................................          --
                                                       --------
 Net realized gain (loss) on investments...........      62,783
                                                       --------

 Net change in unrealized appreciation
   (depreciation) of investments...................     (58,756)
                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................       4,027
                                                       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................    $  4,028
                                                       ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                     EQ/MFS                          EQ/PIMCO
                                                    EQ/LARGE CAP  INTERNATIONAL EQ/MID CAP EQ/MONEY ULTRA SHORT EQ/QUALITY
                                                    GROWTH INDEX*    GROWTH*      INDEX*   MARKET*     BOND*    BOND PLUS*
                                                    ------------- ------------- ---------- -------- ----------- ----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................    $ 6,208      $  2,738     $  9,283  $    63    $23,340      $83
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................        154            84          187    3,335        562        4
                                                       -------      --------     --------  -------    -------      ---

NET INVESTMENT INCOME (LOSS).......................      6,054         2,654        9,096   (3,272)    22,778       79
                                                       -------      --------     --------  -------    -------      ---

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........     (7,516)      (16,910)      66,558      (85)    (1,779)       2
   Net realized gain distribution from the
    Portfolios.....................................     32,594           467       45,768       13         --       --
                                                       -------      --------     --------  -------    -------      ---
 Net realized gain (loss) on investments...........     25,078       (16,443)     112,326      (72)    (1,779)       2
                                                       -------      --------     --------  -------    -------      ---

 Net change in unrealized appreciation
   (depreciation) of investments...................     13,248        27,064       30,659       70     23,216       (1)
                                                       -------      --------     --------  -------    -------      ---

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................     38,326        10,621      142,985       (2)    21,437        1
                                                       -------      --------     --------  -------    -------      ---

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................    $44,380      $ 13,275     $152,081  $(3,274)   $44,215      $80
                                                       =======      ========     ========  =======    =======      ===

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                    EQ/SMALL  EQ/T. ROWE
                                                    COMPANY  PRICE GROWTH MULTIMANAGER MULTIMANAGER TARGET 2015 TARGET 2025
                                                     INDEX*     STOCK*     CORE BOND*  TECHNOLOGY*  ALLOCATION* ALLOCATION*
                                                    -------- ------------ ------------ ------------ ----------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $ 47,528   $    --      $ 27,733    $     319    $ 21,334    $ 40,100
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................    1,106       154           329        1,170         475         715
                                                    --------   -------      --------    ---------    --------    --------

NET INVESTMENT INCOME (LOSS).......................   46,422      (154)       27,404         (851)     20,859      39,385
                                                    --------   -------      --------    ---------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........  158,072     3,407       (10,717)     325,182     (64,557)     11,493
   Net realized gain distribution from the
    Portfolios.....................................  272,743    11,087         1,509      241,608      28,616          --
                                                    --------   -------      --------    ---------    --------    --------
 Net realized gain (loss) on investments...........  430,815    14,494        (9,208)     566,790     (35,941)     11,493
                                                    --------   -------      --------    ---------    --------    --------

 Net change in unrealized appreciation
   (depreciation) of investments...................  378,851    16,454        11,341     (153,573)    129,008     166,991
                                                    --------   -------      --------    ---------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................  809,666    30,948         2,133      413,217      93,067     178,484
                                                    --------   -------      --------    ---------    --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $856,088   $30,794      $ 29,537    $ 412,366    $113,926    $217,869
                                                    ========   =======      ========    =========    ========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                    TARGET 2035 TARGET 2045 TARGET 2055
                                                    ALLOCATION* ALLOCATION* ALLOCATION*
                                                    ----------- ----------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................  $ 25,417    $ 18,341     $ 1,756
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................       443         331          18
                                                     --------    --------     -------

NET INVESTMENT INCOME (LOSS).......................    24,974      18,010       1,738
                                                     --------    --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........    16,343      (7,824)        (32)
   Net realized gain distribution from the
    Portfolios.....................................        --          --       7,613
                                                     --------    --------     -------
 Net realized gain (loss) on investments...........    16,343      (7,824)      7,581
                                                     --------    --------     -------

 Net change in unrealized appreciation
   (depreciation) of investments...................    98,840      91,406      (2,844)
                                                     --------    --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................   115,183      83,582       4,737
                                                     --------    --------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................  $140,157    $101,592     $ 6,475
                                                     ========    ========     =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                           1290 VT SOCIALLY     ALL ASSET AGGRESSIVE-  ALL ASSET GROWTH-
                                                             RESPONSIBLE*            ALT 25*                ALT 20*
                                                        ----------------------  --------------------  ------------------
                                                           2016        2015       2016        2015      2016      2015
                                                        ----------  ----------   --------   -------   --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   26,747  $   23,197  $    707    $   569   $  3,759  $    605
 Net realized gain (loss) on investments...............    144,313     561,902     1,624        938      1,262        29
 Net change in unrealized appreciation (depreciation)
   of investments......................................     37,738    (571,837)    2,592     (3,209)     5,237    (4,310)
                                                        ----------  ----------   --------   -------   --------  --------

 Net increase (decrease) in net assets resulting from
   operations..........................................    208,798      13,262     4,923     (1,702)    10,258    (3,676)
                                                        ----------  ----------   --------   -------   --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    174,237     185,722    29,973     27,566     12,446    21,783
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     88,605    (109,030)  (25,478)    28,249    202,780     1,381
 Redemptions for contract benefits and terminations....   (285,178)   (548,186)   (7,842)      (893)    (2,687)  (38,178)
 Contract maintenance charges..........................    (17,016)    (18,634)     (614)      (314)    (1,088)     (772)
                                                        ----------  ----------   --------   -------   --------  --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................    (39,352)   (490,128)   (3,961)    54,608    211,451   (15,786)
                                                        ----------  ----------   --------   -------   --------  --------

NET INCREASE (DECREASE) IN NET ASSETS..................    169,446    (476,866)      962     52,906    221,709   (19,462)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  2,257,485   2,734,351    75,225     22,319     74,709    94,171
                                                        ----------  ----------   --------   -------   --------  --------

NET ASSETS -- END OF YEAR OR PERIOD.................... $2,426,931  $2,257,485  $ 76,187    $75,225   $296,418  $ 74,709
                                                        ==========  ==========   ========   =======   ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                        ALL ASSET MODERATE     AXA AGGRESSIVE         AXA CONSERVATIVE
                                                         GROWTH-ALT 15*          ALLOCATION*             ALLOCATION*
                                                        ----------------   ----------------------  ----------------------
                                                          2016      2015      2016        2015        2016        2015
                                                        -------   -------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   461   $    63  $   22,255  $   24,736  $   20,980  $   10,234
 Net realized gain (loss) on investments...............   1,043        81     173,718     188,763      21,905      20,441
 Net change in unrealized appreciation (depreciation)
   of investments......................................     197      (428)     10,796    (252,841)        627     (35,207)
                                                        -------   -------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................   1,701      (284)    206,769     (39,342)     43,512      (4,532)
                                                        -------   -------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................  26,280     4,325     351,510     345,553     141,743     175,891
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........    (329)       --     (70,416)   (138,794)    920,187    (123,758)
 Redemptions for contract benefits and terminations....  (1,583)   (1,092)   (507,531)   (112,064)   (144,887)    (67,950)
 Contract maintenance charges..........................    (293)      (62)    (18,672)    (20,723)    (13,132)    (13,259)
                                                        -------   -------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................  24,075     3,171    (245,109)     73,972     903,911     (29,076)
                                                        -------   -------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..................  25,776     2,887     (38,340)     34,630     947,423     (33,608)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............   7,328     4,441   2,569,439   2,534,809   1,273,128   1,306,736
                                                        -------   -------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $33,104   $ 7,328  $2,531,099  $2,569,439  $2,220,551  $1,273,128
                                                        =======   =======  ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                                           AXA INTERNATIONAL
                                                         AXA CONSERVATIVE-PLUS     AXA GLOBAL EQUITY         CORE MANAGED
                                                              ALLOCATION*         MANAGED VOLATILITY*         VOLATILITY*
                                                        ----------------------  ----------------------  ----------------------
                                                           2016        2015        2016        2015        2016        2015
                                                        ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $    9,798  $    8,938  $   12,975  $   14,892  $    4,173  $      695
 Net realized gain (loss) on investments...............     21,313      39,302      89,873      88,799      40,946      23,376
 Net change in unrealized appreciation (depreciation)
   of investments......................................     19,665     (57,421)    (34,558)   (129,412)    (45,300)   (105,206)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................     50,776      (9,181)     68,290     (25,721)       (181)    (81,135)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    167,114     155,838     161,196     170,698     154,153     174,039
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     22,600      13,131    (113,433)   (129,733)   (273,287)   (219,840)
 Redemptions for contract benefits and terminations....   (182,052)    (70,271)   (264,787)   (237,741)   (133,763)   (399,041)
 Contract maintenance charges..........................     (9,062)    (10,907)    (12,222)    (15,211)    (13,214)    (16,800)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................     (1,400)     87,791    (229,246)   (211,987)   (266,111)   (461,642)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................         --          --        (649)         --          --          --
                                                        ----------  ----------  ----------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS..................     49,376      78,610    (161,605)   (237,708)   (266,292)   (542,777)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  1,076,710     998,100   1,606,567   1,844,275   1,855,646   2,398,423
                                                        ----------  ----------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $1,126,086  $1,076,710  $1,444,962  $1,606,567  $1,589,354  $1,855,646
                                                        ==========  ==========  ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                        AXA INTERNATIONAL
                                                          VALUE MANAGED    AXA LARGE CAP GROWTH
                                                           VOLATILITY*      MANAGED VOLATILITY*
                                                        ----------------  ----------------------
                                                          2016     2015      2016        2015
                                                        -------  -------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   248  $    54  $   18,996  $    8,950
 Net realized gain (loss) on investments...............      82      426     242,865     588,781
 Net change in unrealized appreciation (depreciation)
   of investments......................................      90   (2,105)    (87,101)   (447,410)
                                                        -------  -------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................     420   (1,625)    174,760     150,321
                                                        -------  -------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   2,207    2,399     300,370     231,156
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........      --     (673)    (12,496)   (266,671)
 Redemptions for contract benefits and terminations....     (14)  (1,149)   (195,411)   (621,153)
 Contract maintenance charges..........................    (530)    (523)    (24,597)    (27,950)
                                                        -------  -------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   1,663       54      67,866    (684,618)
                                                        -------  -------  ----------  ----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................      --      (23)        143        (143)
                                                        -------  -------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..................   2,083   (1,594)    242,769    (534,440)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  50,665   52,259   3,329,280   3,863,720
                                                        -------  -------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $52,748  $50,665  $3,572,049  $3,329,280
                                                        =======  =======  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                          AXA LARGE CAP VALUE       AXA MID CAP VALUE
                                                          MANAGED VOLATILITY*      MANAGED VOLATILITY*
                                                        -----------------------  -----------------------
                                                           2016         2015        2016         2015
                                                        ----------  -----------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $  153,053  $   148,449  $   92,357  $    61,267
 Net realized gain (loss) on investments...............    820,870      623,462     423,444      411,919
 Net change in unrealized appreciation (depreciation)
   of investments......................................    370,429   (1,154,100)    760,784     (747,242)
                                                        ----------  -----------  ----------  -----------

 Net increase (decrease) in net assets resulting from
   operations..........................................  1,344,352     (382,189)  1,276,585     (274,056)
                                                        ----------  -----------  ----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    512,423      576,243     342,109      443,981
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     53,564     (526,514)   (108,569)    (265,300)
 Redemptions for contract benefits and terminations....   (957,436)    (972,935)   (903,086)  (1,295,296)
 Contract maintenance charges..........................    (63,784)     (72,369)    (55,932)     (67,440)
                                                        ----------  -----------  ----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   (455,233)    (995,575)   (725,478)  (1,184,055)
                                                        ----------  -----------  ----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS..................    889,119   (1,377,764)    551,107   (1,458,111)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  8,837,849   10,215,613   7,700,995    9,159,106
                                                        ----------  -----------  ----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $9,726,968  $ 8,837,849  $8,252,102  $ 7,700,995
                                                        ==========  ===========  ==========  ===========

                                                              AXA MODERATE
                                                               ALLOCATION*
                                                        ------------------------
                                                            2016         2015
                                                        -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   187,520  $   156,925
 Net realized gain (loss) on investments...............     628,802      872,228
 Net change in unrealized appreciation (depreciation)
   of investments......................................     229,053   (1,196,178)
                                                        -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations..........................................   1,045,375     (167,025)
                                                        -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   4,061,692    4,473,215
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     773,103     (737,608)
 Redemptions for contract benefits and terminations....  (2,996,338)  (2,926,052)
 Contract maintenance charges..........................    (163,559)    (196,864)
                                                        -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   1,674,898      612,691
                                                        -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS..................   2,720,273      445,666
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  18,962,377   18,516,711
                                                        -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $21,682,650  $18,962,377
                                                        ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                           AXA MODERATE-PLUS      AXA/AB SMALL CAP      AXA/CLEARBRIDGE
                                                              ALLOCATION*              GROWTH*         LARGE CAP GROWTH*
                                                        ----------------------  --------------------  -------------------
                                                           2016        2015        2016       2015       2016      2015
                                                        ----------  ----------  ---------  ---------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   13,861  $   14,044  $   1,355  $      54  $     (79) $    (59)
 Net realized gain (loss) on investments...............     85,368      75,905    (25,672)    73,644    (29,476)   27,196
 Net change in unrealized appreciation (depreciation)
   of investments......................................      9,613    (112,842)    76,614    (88,857)    39,278   (21,311)
                                                        ----------  ----------  ---------  ---------  ---------  --------

 Net increase (decrease) in net assets resulting from
   operations..........................................    108,842     (22,893)    52,297    (15,159)     9,723     5,826
                                                        ----------  ----------  ---------  ---------  ---------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    342,767     354,437     60,479    117,950    118,253    83,351
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     (5,674)     49,640    (27,696)    (5,020)   (32,750)   23,461
 Redemptions for contract benefits and terminations....   (343,961)    (70,885)  (187,694)  (189,664)  (120,358)  (71,247)
 Contract maintenance charges..........................    (13,398)    (12,374)    (4,162)    (6,025)    (3,279)   (3,005)
                                                        ----------  ----------  ---------  ---------  ---------  --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................    (20,266)    320,818   (159,073)   (82,759)   (38,134)   32,560
                                                        ----------  ----------  ---------  ---------  ---------  --------

NET INCREASE (DECREASE) IN NET ASSETS..................     88,576     297,925   (106,776)   (97,918)   (28,411)   38,386
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  1,553,516   1,255,591    556,788    654,706    456,242   417,856
                                                        ----------  ----------  ---------  ---------  ---------  --------

NET ASSETS -- END OF YEAR OR PERIOD.................... $1,642,092  $1,553,516  $ 450,012  $ 556,788  $ 427,831  $456,242
                                                        ==========  ==========  =========  =========  =========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                               CHARTER/SM/ MULTI-   CHARTER/SM/ SMALL CAP
                                                        AXA/JANUS ENTERPRISE*     SECTOR BOND*            VALUE*
                                                        --------------------  --------------------  --------------------
                                                          2016       2015        2016       2015      2016       2015
                                                        --------   --------   ----------  --------  --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $    (41)  $    (34)  $   21,605  $ 14,600  $    153   $    350
 Net realized gain (loss) on investments...............  (20,124)   (10,850)     (18,104)   (5,202)   16,744     18,978
 Net change in unrealized appreciation (depreciation)
   of investments......................................   17,694        603       18,517   (16,249)  (11,959)   (28,140)
                                                        --------   --------   ----------  --------  --------   --------

 Net increase (decrease) in net assets resulting from
   operations..........................................   (2,471)   (10,281)      22,018    (6,851)    4,938     (8,812)
                                                        --------   --------   ----------  --------  --------   --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   97,514     32,408      119,345   143,832       373      1,610
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........  (22,540)    17,648       74,075    76,316        --    (46,902)
 Redemptions for contract benefits and terminations....  (30,761)   (55,657)     (63,556)  (93,231)  (51,552)    (1,230)
 Contract maintenance charges..........................   (1,317)    (1,063)      (6,921)   (7,094)     (392)      (929)
                                                        --------   --------   ----------  --------  --------   --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   42,896     (6,664)     122,943   119,823   (51,571)   (47,451)
                                                        --------   --------   ----------  --------  --------   --------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................       --         --           --        --        --        (22)
                                                        --------   --------   ----------  --------  --------   --------

NET INCREASE (DECREASE) IN NET ASSETS..................   40,425    (16,945)     144,961   112,972   (46,633)   (56,285)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  133,071    150,016      928,971   815,999    59,408    115,693
                                                        --------   --------   ----------  --------  --------   --------

NET ASSETS -- END OF YEAR OR PERIOD.................... $173,496   $133,071   $1,073,932  $928,971  $ 12,775   $ 59,408
                                                        ========   ========   ==========  ========  ========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                        EQ/BLACKROCK BASIC EQ/BOSTON ADVISORS    EQ/CAPITAL GUARDIAN
                                                          VALUE EQUITY*      EQUITY INCOME*           RESEARCH*
                                                        -----------------  ------------------  ----------------------
                                                          2016     2015      2016      2015       2016        2015
                                                        -------  --------  --------  --------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $ 1,299  $  1,086  $ 12,415  $  5,308  $   59,177  $   41,728
 Net realized gain (loss) on investments...............     372     5,024    57,323    15,227     645,653     559,201
 Net change in unrealized appreciation (depreciation)
   of investments......................................  12,575   (10,722)    8,032   (24,471)   (125,423)   (433,987)
                                                        -------  --------  --------  --------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................  14,246    (4,612)   77,770    (3,936)    579,407     166,942
                                                        -------  --------  --------  --------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   2,975     3,206    77,562    46,005     430,663     511,376
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........      --   (11,064)  209,832    16,294     (76,189)   (217,874)
 Redemptions for contract benefits and terminations....      --        --   (19,879)  (13,990)   (925,855)   (849,190)
 Contract maintenance charges..........................    (954)     (971)   (3,360)   (2,586)    (53,346)    (62,256)
                                                        -------  --------  --------  --------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   2,021    (8,829)  264,155    45,723    (624,727)   (617,944)
                                                        -------  --------  --------  --------  ----------  ----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................      --        --        --        --          --         201
                                                        -------  --------  --------  --------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..................  16,267   (13,441)  341,925    41,787     (45,320)   (450,801)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  77,640    91,081   333,367   291,580   7,182,611   7,633,412
                                                        -------  --------  --------  --------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $93,907  $ 77,640  $675,292  $333,367  $7,137,291  $7,182,611
                                                        =======  ========  ========  ========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                  EQ/GAMCO MERGERS AND     EQ/GAMCO SMALL
                                                          EQ/EQUITY 500 INDEX*       ACQUISITIONS*         COMPANY VALUE*
                                                        ------------------------  ------------------   ----------------------
                                                            2016         2015       2016       2015       2016        2015
                                                        -----------  -----------  --------   --------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   376,912  $   377,934  $    (32)  $    (29) $   13,927  $   14,724
 Net realized gain (loss) on investments...............   1,968,891    2,245,114     3,418      5,887     316,721     289,640
 Net change in unrealized appreciation (depreciation)
   of investments......................................     212,607   (2,436,673)    8,436     (2,689)    307,392    (470,211)
                                                        -----------  -----------  --------   --------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................   2,558,410      186,375    11,822      3,169     638,040    (165,847)
                                                        -----------  -----------  --------   --------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   1,777,629    1,740,670    42,142     15,743     342,656     364,615
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........      26,858     (127,199)  (34,480)    (2,068)   (196,474)   (145,691)
 Redemptions for contract benefits and terminations....  (2,675,842)  (3,902,564)  (28,318)    (2,329)   (242,609)   (306,679)
 Contract maintenance charges..........................    (170,347)    (192,676)   (1,134)      (960)    (22,599)    (23,312)
                                                        -----------  -----------  --------   --------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................  (1,041,702)  (2,481,769)  (21,790)    10,386    (119,026)   (111,067)
                                                        -----------  -----------  --------   --------  ----------  ----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................          --           --        --         --          --      (2,400)
                                                        -----------  -----------  --------   --------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..................   1,516,708   (2,295,394)   (9,968)    13,555     519,014    (279,314)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  23,292,065   25,587,459   129,002    115,447   2,785,244   3,064,558
                                                        -----------  -----------  --------   --------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $24,808,773  $23,292,065  $119,034   $129,002  $3,304,258  $2,785,244
                                                        ===========  ===========  ========   ========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                            EQ/INTERMEDIATE         EQ/INTERNATIONAL       EQ/JPMORGAN VALUE
                                                           GOVERNMENT BOND*           EQUITY INDEX*        OPPORTUNITIES*(A)
                                                        ----------------------  ------------------------  -------------------
                                                           2016        2015         2016         2015        2016      2015
                                                        ----------  ----------  -----------  -----------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   27,348  $   23,053  $   242,224  $   246,435  $       1  $  1,076
 Net realized gain (loss) on investments...............     11,489      20,635      331,373     (438,828)    62,783       875
 Net change in unrealized appreciation (depreciation)
   of investments......................................    (25,870)    (30,649)    (404,462)       6,747    (58,756)   (2,816)
                                                        ----------  ----------  -----------  -----------  ---------  --------

 Net increase (decrease) in net assets resulting from
   operations..........................................     12,967      13,039      169,135     (185,646)     4,028      (865)
                                                        ----------  ----------  -----------  -----------  ---------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    333,055     593,856      787,358      946,190         --         2
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........    372,352      25,398     (621,101)    (366,044)   (86,542)   44,493
 Redemptions for contract benefits and terminations....   (513,783)   (620,515)  (1,128,298)  (1,162,966)   (69,075)       --
 Contract maintenance charges..........................    (31,128)    (34,227)     (69,532)     (86,387)      (983)   (1,433)
                                                        ----------  ----------  -----------  -----------  ---------  --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................    160,496     (35,488)  (1,031,573)    (669,207)  (156,600)   43,062
                                                        ----------  ----------  -----------  -----------  ---------  --------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................         57          (8)          --           --         --        --
                                                        ----------  ----------  -----------  -----------  ---------  --------

NET INCREASE (DECREASE) IN NET ASSETS..................    173,520     (22,457)    (862,438)    (854,853)  (152,572)   42,197
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  3,935,270   3,957,727    9,899,317   10,754,170    152,642   110,445
                                                        ----------  ----------  -----------  -----------  ---------  --------

NET ASSETS -- END OF YEAR OR PERIOD.................... $4,108,790  $3,935,270  $ 9,036,879  $ 9,899,317  $      70  $152,642
                                                        ==========  ==========  ===========  ===========  =========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)EQ/JPMorgan Value Opportunities had no units at December 31, 2016, thus is not included in statement of Assets and Liabilities.

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                        EQ/LARGE CAP GROWTH EQ/MFS INTERNATIONAL
                                                              INDEX*               GROWTH*         EQ/MID CAP INDEX*
                                                        ------------------  --------------------  -------------------
                                                          2016      2015       2016       2015       2016      2015
                                                        --------  --------  ---------  ---------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $  6,054  $  4,909  $   2,654  $   2,309  $   9,096  $  5,744
 Net realized gain (loss) on investments...............   25,078    47,249    (16,443)       704    112,326    16,504
 Net change in unrealized appreciation (depreciation)
   of investments......................................   13,248   (40,710)    27,064        (81)    30,659   (38,272)
                                                        --------  --------  ---------  ---------  ---------  --------

 Net increase (decrease) in net assets resulting from
   operations..........................................   44,380    11,448     13,275      2,932    152,081   (16,024)
                                                        --------  --------  ---------  ---------  ---------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................  154,673   110,482     79,791     75,297    134,264    94,644
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........   14,730   197,001   (155,024)    34,696    220,933   165,512
 Redemptions for contract benefits and terminations....  (91,092)  (74,737)   (28,818)  (182,040)  (208,869)  (80,559)
 Contract maintenance charges..........................   (4,863)   (3,428)    (2,504)    (3,060)    (5,820)   (4,376)
                                                        --------  --------  ---------  ---------  ---------  --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   73,448   229,318   (106,555)   (75,107)   140,508   175,221
                                                        --------  --------  ---------  ---------  ---------  --------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................       --        --         --        (24)        --        --
                                                        --------  --------  ---------  ---------  ---------  --------

NET INCREASE (DECREASE) IN NET ASSETS..................  117,828   240,766    (93,280)   (72,199)   292,589   159,197
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  522,977   282,211    377,669    449,868    649,084   489,887
                                                        --------  --------  ---------  ---------  ---------  --------

NET ASSETS -- END OF YEAR OR PERIOD.................... $640,805  $522,977  $ 284,389  $ 377,669  $ 941,673  $649,084
                                                        ========  ========  =========  =========  =========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                   EQ/PIMCO ULTRA SHORT
                                                            EQ/MONEY MARKET*               BOND*          EQ/QUALITY BOND PLUS*
                                                        ------------------------  ----------------------  --------------------
                                                            2016         2015        2016        2015      2016        2015
                                                        -----------  -----------  ----------  ----------   ------     -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $    (3,272) $    (3,383) $   22,778  $    9,532  $   79     $    74
 Net realized gain (loss) on investments...............         (72)          45      (1,779)    (10,336)      2          12
 Net change in unrealized appreciation (depreciation)
   of investments......................................          70         (230)     23,216      (5,432)     (1)        (67)
                                                        -----------  -----------  ----------  ----------   ------     -------

 Net increase (decrease) in net assets resulting from
   operations..........................................      (3,274)      (3,568)     44,215      (6,236)     80          19
                                                        -----------  -----------  ----------  ----------   ------     -------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   1,673,728    6,229,062     316,676     264,870      --          --
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     331,496      924,003       6,503    (164,102)     --      (2,252)
 Redemptions for contract benefits and terminations....  (3,221,725)  (7,134,770)   (106,446)   (467,732)     --          --
 Contract maintenance charges..........................     (98,070)    (146,400)    (14,859)    (16,291)    (93)       (104)
                                                        -----------  -----------  ----------  ----------   ------     -------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................  (1,314,571)    (128,105)    201,874    (383,255)    (93)     (2,356)
                                                        -----------  -----------  ----------  ----------   ------     -------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................         (21)          37          (5)        (20)    (36)         --
                                                        -----------  -----------  ----------  ----------   ------     -------

NET INCREASE (DECREASE) IN NET ASSETS..................  (1,317,866)    (131,636)    246,084    (389,511)    (49)     (2,337)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  13,818,572   13,950,208   2,079,170   2,468,681   7,069       9,406
                                                        -----------  -----------  ----------  ----------   ------     -------

NET ASSETS -- END OF YEAR OR PERIOD.................... $12,500,706  $13,818,572  $2,325,254  $2,079,170  $7,020     $ 7,069
                                                        ===========  ===========  ==========  ==========   ======     =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                           EQ/SMALL COMPANY       EQ/T. ROWE PRICE      MULTIMANAGER CORE
                                                                INDEX*             GROWTH STOCK*              BOND*
                                                        ----------------------  -------------------  ----------------------
                                                           2016        2015       2016       2015       2016        2015
                                                        ----------  ----------  --------  ---------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   46,422  $   41,195  $   (154) $     (97) $   27,404  $   26,376
 Net realized gain (loss) on investments...............    430,815     607,027    14,494     62,520      (9,208)    (13,766)
 Net change in unrealized appreciation (depreciation)
   of investments......................................    378,851    (842,157)   16,454    (26,733)     11,341     (14,469)
                                                        ----------  ----------  --------  ---------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................    856,088    (193,935)   30,794     35,690      29,537      (1,859)
                                                        ----------  ----------  --------  ---------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    458,960     486,363   212,156     77,527     128,967     400,036
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........   (340,872)   (253,712)    4,636     47,693     355,004     487,342
 Redemptions for contract benefits and terminations....   (635,802)   (893,039)  (45,121)  (150,884)   (692,545)   (304,780)
 Contract maintenance charges..........................    (31,791)    (39,826)   (4,539)    (3,208)     (9,470)    (10,317)
                                                        ----------  ----------  --------  ---------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   (549,505)   (700,214)  167,132    (28,872)   (218,044)    572,281
                                                        ----------  ----------  --------  ---------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..................    306,583    (894,149)  197,926      6,818    (188,507)    570,422
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  4,399,041   5,293,190   421,903    415,085   1,629,047   1,058,625
                                                        ----------  ----------  --------  ---------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $4,705,624  $4,399,041  $619,829  $ 421,903  $1,440,540  $1,629,047
                                                        ==========  ==========  ========  =========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                             MULTIMANAGER             TARGET 2015             TARGET 2025
                                                              TECHNOLOGY*             ALLOCATION*             ALLOCATION*
                                                        ----------------------  ----------------------  ----------------------
                                                           2016        2015        2016        2015        2016        2015
                                                        ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $     (851) $   (1,081) $   20,859  $   24,585  $   39,385  $   32,437
 Net realized gain (loss) on investments...............    566,790     691,582     (35,941)     34,361      11,493      76,906
 Net change in unrealized appreciation (depreciation)
   of investments......................................   (153,573)   (396,663)    129,008    (101,199)    166,991    (163,640)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................    412,366     293,838     113,926     (42,253)    217,869     (54,297)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    384,784     358,375      87,908      86,372     556,918     426,659
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........   (126,356)   (375,154)    (25,116)    300,394     (16,044)     (4,760)
 Redemptions for contract benefits and terminations....   (347,396)   (475,386)   (766,839)   (790,489)   (418,834)   (385,252)
 Contract maintenance charges..........................    (32,626)    (35,888)    (14,689)    (20,597)    (22,955)    (21,812)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   (121,594)   (528,053)   (718,736)   (424,320)     99,085      14,835
                                                        ----------  ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..................    290,772    (234,215)   (604,810)   (466,573)    316,954     (39,462)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  4,564,038   4,798,253   2,062,955   2,529,528   2,578,307   2,617,769
                                                        ----------  ----------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $4,854,810  $4,564,038  $1,458,145  $2,062,955  $2,895,261  $2,578,307
                                                        ==========  ==========  ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              TARGET 2035             TARGET 2045          TARGET 2055
                                                              ALLOCATION*             ALLOCATION*         ALLOCATION*(B)
                                                        ----------------------  ----------------------  -----------------
                                                           2016        2015        2016        2015       2016      2015
                                                        ----------  ----------  ----------  ----------  --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   24,974  $   20,844  $   18,010  $   17,631  $  1,738  $   457
 Net realized gain (loss) on investments...............     16,343      90,192      (7,824)     66,074     7,581       25
 Net change in unrealized appreciation (depreciation)
   of investments......................................     98,840    (140,669)     91,406    (111,882)   (2,844)  (2,265)
                                                        ----------  ----------  ----------  ----------  --------  -------

 Net increase (decrease) in net assets resulting from
   operations..........................................    140,157     (29,633)    101,592     (28,177)    6,475   (1,783)
                                                        ----------  ----------  ----------  ----------  --------  -------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    432,622     473,611     425,750     378,976    53,259    3,170
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........    (89,884)   (200,836)   (204,217)     22,072    63,252   31,248
 Redemptions for contract benefits and terminations....   (195,116)   (238,123)   (239,804)   (265,337)     (847)      --
 Contract maintenance charges..........................    (14,329)    (13,992)    (11,691)    (11,727)     (640)    (106)
                                                        ----------  ----------  ----------  ----------  --------  -------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................    133,293      20,660     (29,962)    123,984   115,024   34,312
                                                        ----------  ----------  ----------  ----------  --------  -------

NET INCREASE (DECREASE) IN NET ASSETS..................    273,450      (8,973)     71,630      95,807   121,499   32,529
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  1,645,572   1,654,545   1,333,105   1,237,298    32,529       --
                                                        ----------  ----------  ----------  ----------  --------  -------

NET ASSETS -- END OF YEAR OR PERIOD.................... $1,919,022  $1,645,572  $1,404,735  $1,333,105  $154,028  $32,529
                                                        ==========  ==========  ==========  ==========  ========  =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(b)Units were made available on May 26, 2015.

                                    FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

1. Organization

   Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, the "Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Equi-Pen-Plus ("EPP"), Members Retirement Program ("MRP"), and Retirement Investment Account ("RIA") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   Separate Account No. 66 consists of 45 Variable Investment Options. The Account invests in shares of mutual funds of AXA Premier VIP Trust ("VIP") and EQ Advisors Trust ("EQAT") (collectively "the Trusts"). The Trusts are open-end investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, "the Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

   Separate Account No. 10, 4, and 3 present a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, a Statement of Changes in Net Assets for the years ended December 31, 2016 and 2015, and a Portfolio of Investments as of December 31, 2016. The Contractowners invest in Separate Accounts No. 10, 4 and 3 under the following respective names:

                 RIA                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund
                 MRP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Growth Equity
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund
                 EPP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund
            INSTITUTIONAL              POOLED SEPARATE ACCOUNT FUNDS
                                       -----------------------------
Separate Account No. 10                Balanced Account
Separate Account No. 4                 Growth Stock Account
Separate Account No. 3                 Mid Cap Growth Stock Account

                                    FSA-68

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

1. Organization (Continued)


   Separate Account No. 66 consists of the Variable Investment Options listed below. Separate Accounts No. 66 presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, and a Statement of Changes in Net Assets for the years or periods ended
   December 31, 2016 and 2015, except as otherwise indicated below:

Separate Account No. 66:               EQ ADVISORS TRUST*
                                       ------------------
                                       1290 VT Socially Responsible/(1)/      EQ/Large Cap Growth Index
                                       AXA Global Equity Managed Volatility   EQ/Mid Cap Index
                                       AXA International Core Managed
                                       Volatility                             EQ/Money Market
                                       AXA International Value Managed
                                       Volatility                             EQ/Quality Bond PLUS
                                       AXA Large Cap Core Managed
                                       Volatility/(5)/                        EQ/T. Rowe Price Growth Stock
                                       AXA Large Cap Growth Managed
                                       Volatility                             Multimanager Technology
                                                                              AXA PREMIER VIP TRUST*
                                       AXA Large Cap Value Managed Volatility ----------------------
                                       AXA Mid Cap Value Managed Volatility   Charter/SM/ Multi-Sector Bond
                                       AXA/AB Small Cap Growth                Charter/SM/ Small Cap Value
                                       AXA/ClearBridge Large Cap Growth/(2)/
                                       EQ/BlackRock Basic Value Equity
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/Intermediate Government Bond
                                       EQ/International Equity Index
                                       EQ/JPMorgan Value Opportunities/(6)/
                                       EQ ADVISORS TRUST*                     AXA PREMIER VIP TRUST*
                                       ------------------                     ----------------------
                                       1290 VT Socially Responsible/(1)/      AXA Aggressive Allocation
                                       All Asset Aggressive - Alt 25          AXA Conservative Allocation
                                       All Asset Growth - Alt 20              AXA Conservative-Plus Allocation
                                       All Asset Moderate Growth - Alt 15     AXA Moderate Allocation
                                       AXA Global Equity Managed Volatility   AXA Moderate-Plus Allocation
                                       AXA International Core Managed
                                       Volatility                             Charter/SM/ Multi-Sector Bond
                                       AXA Large Cap Growth Managed
                                       Volatility                             Target 2015 Allocation
                                       AXA Large Cap Value Managed Volatility Target 2025 Allocation
                                       AXA Mid Cap Value Managed Volatility   Target 2035 Allocation
                                       AXA/AB Small Cap Growth                Target 2045 Allocation
                                       AXA/ClearBridge Large Cap Growth/(2)/  Target 2055 Allocation /(4)/
                                       AXA/Janus Enterprise/(3)/
                                       EQ/Boston Advisors Equity Income
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/GAMCO Mergers and Acquisitions
                                       EQ/GAMCO Small Company Value
                                       EQ/Intermediate Government Bond
                                       EQ/International Equity Index
                                       EQ/Large Cap Growth Index
                                       EQ/MFS International Growth
                                       EQ/Mid Cap Index
                                       EQ/Money Market
                                       EQ/PIMCO Ultra Short Bond
                                       EQ/Small Company Index
                                       EQ/T. Rowe Price Growth Stock
                                       Multimanager Core Bond
                                       Multimanager Technology

   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   **As defined in the respective Prospectus of the Plans.
  (1)Formerly known as EQ/Calvert Socially Responsible.
  (2)Formerly known as EQ/Wells Fargo Omega Growth.
  (3)Formerly known as EQ/Morgan Stanley Mid Cap Growth.
  (4)Units were made available on May 26, 2015. The Account presents a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, and a Statement of Changes in Net Assets for the year ended December 31, 2016 and for the period ended December 31, 2015.
  (5)The account had no units at December 31, 2016 and 2015, thus did not present a Statements of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, and a Statement of Changes in Net Assets for the years or periods ended
     December 31, 2016 and 2015.
  (6)The account had no units at December 31, 2016, thus did not present a Statements of Assets and Liabilities as of December 31, 2016.

                                    FSA-69

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

1. Organization (Concluded)


   Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract ("Contracts") in connection with retirement savings on a tax-deferred basis.

   The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account"). AXA Equitable's General Account is subject to creditor rights.

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Accounts. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   ACCOUNTING POLICIES SPECIFIC TO SEPARATE ACCOUNTS NO. 10, 4 AND 3:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

   Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

                                    FSA-70

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

2. Significant Accounting Policies (Continued)

   Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   INVESTMENT TRANSACTIONS:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   FUTURES AND FORWARD CONTRACTS:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2016, the average monthly notional value of futures contracts held in Separate Account No. 4 was $500,186. All futures contracts were related to equity contracts. For the year ended December 31, 2016, Separate Account No. 10 did not enter into any futures contracts. Separate Account No. 3 does not enter into futures contracts.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings, but did not enter into any forward currency contracts during the year ended December 31, 2016. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions.

   MARKET AND CREDIT RISK:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

                                    FSA-71

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

2. Significant Accounting Policies (Continued)


   CONTRACTS IN PAYOUT:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   OTHER ASSETS AND LIABILITIES:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   CONTRACT PAYMENTS AND WITHDRAWALS:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   FOREIGN TAXES:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   ACCOUNTING POLICIES SPECIFIC TO SEPARATE ACCOUNT NO. 66:

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

                                    FSA-72

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

2. Significant Accounting Policies (Concluded)


   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

   Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant

                                    FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

3. Fair Value Disclosures (Continued)

   component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

   Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

   The Advisor has established a Valuation Committee (the "Committee") which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedure established by the Advisor and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee's responsibilities include:
   1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Advisor's pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

   The Committee is also responsible for monitoring the implementation of the pricing policies by the Advisor's Pricing Group (the "Pricing Group") and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

   In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Advisor's prices).

   For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No. 66.

   For Separate Accounts No. 10, 4, and 3, assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                                   FAIR VALUE MEASUREMENTS
                                                    AT DECEMBER 31, 2016
                                              ---------------------------------
                                                           LEVEL 1
                                              ---------------------------------
                                               SEPARATE    SEPARATE    SEPARATE
                                               ACCOUNT     ACCOUNT     ACCOUNT
                                              NO. 10/(2)/   NO. 4       NO. 3
                                              ----------  ----------- ----------
INVESTMENTS IN SECURITIES:
Assets
Common stocks
  Consumer discretionary..................... $1,257,256  $15,658,162 $5,457,013
  Consumer staples...........................    890,314    7,123,353    659,114
  Energy.....................................    590,907      471,931         --
  Financials.................................  1,654,828    2,162,358  1,958,743
  Health Care................................  1,145,898   12,059,378  3,589,905
  Industrials................................  1,050,673    8,311,214         --

                                    FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

3. Fair Value Disclosures (Continued)

                                                    FAIR VALUE MEASUREMENTS
                                                     AT DECEMBER 31, 2016
                                              -----------------------------------
                                                            LEVEL 1
                                              -----------------------------------
                                               SEPARATE     SEPARATE    SEPARATE
                                               ACCOUNT      ACCOUNT     ACCOUNT
                                              NO. 10/(2)/    NO. 4       NO. 3
                                              ----------  -----------  -----------
  Information Technology..................... $2,131,243  $23,602,273  $ 1,050,493
  Materials..................................    290,413    2,713,304    2,205,681
  Real Estate................................     67,485    2,028,914    4,699,415
  Telecommunication services.................    208,153      945,008           --
  Utilities..................................    249,607       19,148           --
                                              ----------  -----------  -----------
   TOTAL INVESTMENTS IN SECURITIES...........  9,536,777   75,095,043   19,620,364
OTHER FINANCIAL INSTRUMENTS:
Liabilities
  Futures Contracts/(3)/.....................         --       (1,155)          --
                                              ----------  -----------  -----------
TOTAL LEVEL 1................................ $9,536,777  $75,093,888  $19,620,364
                                              ==========  ===========  ===========

                                                             LEVEL 2
                                                 -------------------------------
                                                  SEPARATE   SEPARATE  SEPARATE
                                                  ACCOUNT    ACCOUNT   ACCOUNT
                                                 NO. 10/(2)/  NO. 4     NO. 3
                                                 ----------- --------- ---------
ASSETS
Investments:
Fixed Maturities, available for sale
  Corporate..................................... $ 2,823,100 $      -- $      --
  U.S. Treasury, government and agency..........   5,156,588        --        --
  States and political subdivision..............      36,988        --        --
  Foreign governments...........................      46,604        --        --
  Commercial mortgage-backed....................     229,890        --        --
  Residential mortgage-backed...................   2,504,092        --        --
  Asset-backed..................................      32,003        --        --
                                                 ----------- --------- ---------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE...  10,829,265        --        --
                                                 ----------- --------- ---------
Common stocks
  Consumer discretionary........................     413,558        --        --
  Consumer staples..............................     636,223        --        --
  Energy........................................     489,904        --        --
  Financials....................................   1,432,266        --        --
  Health care...................................     473,549        --        --
  Industrials...................................     886,801        --        --
  Information Technology........................     205,438        --        --
  Materials.....................................     702,643        --        --
  Real Estate...................................     232,769        --        --
  Telecommunication services....................     234,521        --        --
  Utilities.....................................     291,665        --        --
                                                 ----------- --------- ---------
   TOTAL COMMON STOCKS..........................   5,999,337        --        --
                                                 =========== ========= =========
   TOTAL LEVEL 2................................ $16,828,602 $      -- $      --
                                                 =========== ========= =========

                                    FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

3. Fair Value Disclosures (Concluded)

                                                       LEVEL 3
                                              --------------------------
                                              SEPARATE SEPARATE SEPARATE
                                              ACCOUNT  ACCOUNT  ACCOUNT
                                               NO. 10   NO. 4    NO. 3
                                              -------- -------- --------
ASSETS
Investments:
Fixed Maturities, available for sale
  Asset-backed...............................  $21,491  $    --  $    --
                                               -------  -------  -------
TOTAL LEVEL 3................................  $21,491  $    --  $    --
                                               =======  =======  =======

The table below presents a reconciliation for all Level 3 Assets at December 31, 2016:

                                                           LEVEL 3 INSTRUMENTS
                                                         FAIR VALUE MEASUREMENTS
                                                         SEPARATE ACCOUNT NO. 10
                                              ---------------------------------------------
                                                FIXED MATURITIES   COMMON STOCK
                                              -------------------  ------------
                                              COMMERCIAL
                                              MORTGAGE-    ASSET-                  TOTAL
                                                BACKED     BACKED  INDUSTRIALS  INVESTMENTS
                                              ----------  -------  ------------ -----------
BALANCE, DECEMBER 31, 2015...................   $ 35,860  $25,148     $      --    $ 61,008
Total gains (losses) realized and
  unrealized, included in:
Earnings as:
  Net amortization/accretion.................         --       20            --          20
                                                --------  -------     ---------    --------
   SUBTOTAL..................................     35,860   25,168            --      61,028
                                                --------  -------     ---------    --------
  Change in unrealized gain..................         --      172            --         172
  Settlements................................         --   (3,850)           --      (3,850)
  Transfers out/(1)/.........................    (35,860)      --            --     (35,860)
                                                --------  -------     ---------    --------
BALANCE, DECEMBER 31, 2016...................   $     --  $21,490     $      --    $ 21,490
                                                ========  =======     =========    ========

   ----------
  (1)For the year ended December 31, 2016, a Commercial Mortgage Backed security transferred from level 3 to level 2 due to changes in updated classification at the measurement date.
  (2)For the year ended December 31, 2016, several Common Stock securities transferred from level 1 to level 2 due to changes in updated classification at the measurement date.
  (3)Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized depreciation of futures contracts as reported in the portfolio of investments.

   The table below details the changes in unrealized gains for 2016 by category for Level 3 assets still held at December 31, 2016:

                                              SEPARATE ACCOUNT
                                                   NO. 10
                                              ----------------
LEVEL 3 INSTRUMENTS STILL HELD AT
  DECEMBER 31, 2016
Change in unrealized gains or losses
Fixed maturities, available for sale:
  Asset-backed...............................              $68
                                                           ---
TOTAL........................................              $68
                                                           ===

                                    FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016


4. Purchases and Sales of Portfolios

   Investment Security Transactions:

   For the year ended December 31, 2016, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4, and 3:

                                                       PURCHASES                      SALES
                                              ---------------------------- ----------------------------
                                                                  U.S.                         U.S.
                                                STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                                          DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                                          --------------- ------------ --------------- ------------
Separate Account No. 10......................     $23,821,483   $4,841,519     $25,552,318   $5,249,218
Separate Account No. 4.......................      12,984,932           --      23,963,848           --
Separate Account No. 3.......................      16,260,448           --      18,430,772           --

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2016 were as follows for Separate Account No. 66:

                                                             PURCHASES    SALES
                                                             ---------- ----------
1290 VT SOCIALLY RESPONSIBLE................................ $  385,146 $  351,389
ALL ASSET AGGRESSIVE-ALT 25.................................    435,794    438,036
ALL ASSET GROWTH-ALT 20.....................................    537,092    317,681
ALL ASSET MODERATE GROWTH-ALT 15............................    373,883    348,916
AXA AGGRESSIVE ALLOCATION...................................  1,018,269  1,130,923
AXA CONSERVATIVE ALLOCATION.................................  1,224,615    272,478
AXA CONSERVATIVE-PLUS ALLOCATION............................    224,376    187,023
AXA GLOBAL EQUITY MANAGED VOLATILITY........................    187,731    404,655
AXA INTERNATIONAL CORE MANAGED VOLATILITY...................    144,031    406,000
AXA INTERNATIONAL VALUE MANAGED VOLATILITY..................      2,455        544
AXA LARGE CAP GROWTH MANAGED VOLATILITY.....................    576,013    369,691
AXA LARGE CAP VALUE MANAGED VOLATILITY......................  1,236,644  1,538,691
AXA MID CAP VALUE MANAGED VOLATILITY........................  1,042,048  1,675,099
AXA MODERATE ALLOCATION.....................................  4,761,092  2,239,100
AXA MODERATE-PLUS ALLOCATION................................    405,686    344,232
AXA/AB SMALL CAP GROWTH.....................................    230,031    357,772
AXA/CLEARBRIDGE LARGE CAP GROWTH............................    214,953    251,086
AXA/JANUS ENTERPRISE........................................    160,821    117,884
CHARTER/SM/ MULTI-SECTOR BOND...............................    462,729    318,160
CHARTER/SM/ SMALL CAP VALUE.................................        526     51,945
EQ/BLACKROCK BASIC VALUE EQUITY.............................      4,273        953
EQ/BOSTON ADVISORS EQUITY INCOME............................    470,444    125,748
EQ/CAPITAL GUARDIAN RESEARCH................................    454,087  1,019,553
EQ/EQUITY 500 INDEX.........................................  2,447,944  2,807,983
EQ/GAMCO MERGERS AND ACQUISITIONS...........................     94,770    110,400
EQ/GAMCO SMALL COMPANY VALUE................................    883,558    884,971
EQ/INTERMEDIATE GOVERNMENT BOND.............................    720,345    524,776
EQ/INTERNATIONAL EQUITY INDEX...............................    834,604  1,624,059
EQ/JPMORGAN VALUE OPPORTUNITIES.............................          1    156,600
EQ/LARGE CAP GROWTH INDEX...................................    271,527    159,403
EQ/MFS INTERNATIONAL GROWTH.................................    115,114    218,548
EQ/MID CAP INDEX............................................    785,487    590,066
EQ/MONEY MARKET.............................................  2,927,455  4,245,199
EQ/PIMCO ULTRA SHORT BOND...................................    384,421    159,738
EQ/QUALITY BOND PLUS........................................         83         98
EQ/SMALL COMPANY INDEX......................................  1,110,646  1,340,967

                                    FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

4. Purchases and Sales of Portfolios (Concluded)

                                 PURCHASES   SALES
                                 ---------- --------
EQ/T. ROWE PRICE GROWTH STOCK... $  421,860 $243,759
MULTIMANAGER CORE BOND..........    664,523  853,615
MULTIMANAGER TECHNOLOGY.........  1,021,650  902,402
TARGET 2015 ALLOCATION..........    130,541  799,826
TARGET 2025 ALLOCATION..........    632,559  494,029
TARGET 2035 ALLOCATION..........    415,082  256,765
TARGET 2045 ALLOCATION..........    443,678  455,616
TARGET 2055 ALLOCATION..........    125,096      711

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT and VIP issue Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management and advisory services and other Portfolio expenses. Class A and Class B are also subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by the EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

   AXA Equitable Funds Management Group, LLC ("FMG LLC"), a wholly-owned subsidiary of AXA Equitable serves as investment manager of the Portfolios of EQAT and VIP. FMG LLC either (1) contracts with and oversees the activities of the investment sub-advisors with respect to the Portfolios and is responsible for retaining and discontinuing the services of those sub-advisors or (2) directly manages the Portfolios. FMG LLC receives management fees for services performed in its capacity as investment manager of the Portfolios of EQAT and VIP, and pays fees to the sub-advisors for sub-advisory services to the respective Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.32% to a high of 1.45% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the AXA/AB Small Cap Growth; EQ/ Equity 500 Index; EQ/International Equity Index; EQ/Large Cap Growth Index; EQ/Small Company Index and Separate Accounts No. 10, 4 and 3; as well as a portion of AXA Large Cap Value Managed Volatility and EQ/Quality Bond PLUS. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC (AXA Advisors) is a wholly-owned subsidiary of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

   AXA Equitable serves as the transfer agent for EQAT and VIP.

                                    FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016


6. Asset-based Charges and Contractowner Charges

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   RIA

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders
   (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   ADMINISTRATIVE FEES:

   Contracts investing in the Funds are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) reduction in unit value. For employer plans which adopted RIA after February 9, 1986, the monthly rate ranges are summarized in the table below:

COMBINED BALANCE
 OF INVESTMENT
    OPTIONS       MONTHLY RATE
----------------  --------------
First $150,000... 1/12 of 1.25%
Next $350,000.... 1/12 of 1.00%
Next $500,000.... 1/12 of 0.75%
Next $1,500,000.. 1/12 of 0.50%
Over $2,500,000.. 1/12 of 0.25%

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn and is deducted as a liquidation of Fund units.

   Loan Fee -- A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts
   No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

                                    FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

6. Asset-based Charges and Contractowner Charges (Continued)


   MRP

   Charges and fees relating to the Funds paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Funds. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. Prior to May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000. Effective May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.65% of the next $250,000 and (iii) 0.50% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.55% of the next $250,000 and (iii) 0.40% of the excess over $500,000.

 . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

 . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

 . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

   ADMINISTRATIVE FEES:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5...........     No Withdrawal Charge

                                    FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

6. Asset-based Charges and Contractowner Charges (Concluded)


   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts
   No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   ASSET MANAGEMENT FEES

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

   EACH CLIENT'S AGGREGATE INTEREST                  ANNUAL RATE
   --------------------------------     -------------------------------------
 Minimum Fee...........................                $5,000
 First $2 million......................              0.85 of 1%
 Next $3 million.......................              0.60 of 1%
 Next $5 million.......................              0.40 of 1%
 Next $15 million......................              0.30 of 1%
 Next $75 million......................              0.25 of 1%
 Excess over $100 million..............              0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

   ADMINISTRATIVE FEES

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   OPERATING AND EXPENSE CHARGES

   In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

7. Changes in Units Outstanding

   Accumulation units issued and redeemed as of December 31, were (in thousands):

   SEPARATE ACCOUNTS NO. 10, 4 AND 3:

                                 ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                                   BALANCED FUND           COMMON STOCK FUND        MID CAP GROWTH FUND
                             ------------------------  ------------------------- -------------------------
                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                 2016         2015         2016         2015         2016         2015
                             ------------ ------------ ------------ ------------ ------------ ------------
RIA
Issued......................      --           --           --           --           --           --
Redeemed....................      (3)          (2)          --           --           (1)          --
                                  --           --           --           --           --           --
Net Decrease................      (3)          (2)          --           --           (1)          --
                                  ==           ==           ==           ==           ==           ==

                                    FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016


7. Changes in Units Outstanding (Continued)


                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND          GROWTH EQUITY FUND        MID CAP GROWTH FUND
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2016         2015         2016         2015         2016         2015
               ------------ ------------ ------------ ------------ ------------ ------------
MRP
Issued........      22           23            2            4           11           12
Redeemed......     (49)         (70)          (8)         (12)         (34)         (36)
                   ---          ---           --          ---          ---          ---
Net Decrease..     (27)         (47)          (6)          (8)         (23)         (24)
                   ===          ===           ==          ===          ===          ===

                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND           COMMON STOCK FUND
               ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2016         2015         2016         2015
               ------------ ------------ ------------ ------------
EPP
Issued........      --           --           --           --
Redeemed......      --           --           --           --
                   ---          ---           --          ---
Net Decrease..      --           --           --           --
                   ===          ===           ==          ===

                                                                     MID CAP GROWTH STOCK
                   BALANCED ACCOUNT        GROWTH STOCK ACCOUNT             ACCOUNT
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2016         2015         2016         2015         2016         2015
               ------------ ------------ ------------ ------------ ------------ ------------
INSTITUTIONAL
Issued........      --           --           --           --           --           --
Redeemed......      --           --           (1)          --           --           --
                   ---          ---           --          ---          ---          ---
Net Decrease..      --           --           (1)          --           --           --
                   ===          ===           ==          ===          ===          ===

SEPARATE ACCOUNT NO. 66:

                                                               AXA           AXA
                                              AXA GLOBAL    INTERNATIONAL INTERNATIONAL
                                               EQUITY         CORE          VALUE       AXA LARGE CAP
                             1290 VT SOCIALLY  MANAGED       MANAGED       MANAGED      CORE MANAGED
                             RESPONSIBLE      VOLATILITY    VOLATILITY    VOLATILITY    VOLATILITY
                             ---------------- ------------- ------------- ------------- ------------
                             2016     2015    2016   2015   2016   2015   2016   2015   2016     2015
                             ----     ----    ----   ----   ----   ----   ----   ----   ----     ----
RIA
Net Issued..................  --       --      --     --     --     --     --     --     --       --
Net Redeemed................  --       --      --     --     --     --     --     --     --       (1)
                              --       --      --     --     --     --     --     --     --       --
Net Increase /(Decreased)...  --       --      --     --     --     --     --     --     --       (1)
                              ==       ==      ==     ==     ==     ==     ==     ==     ==       ==

                             AXA LARGE CAP    AXA LARGE CAP AXA MID CAP    AXA/AB       AXA/CLEARBRIDGE
                             GROWTH MANAGED   VALUE MANAGED VALUE MANAGED SMALL CAP     LARGE CAP
                             VOLATILITY       VOLATILITY    VOLATILITY     GROWTH        GROWTH
                             ---------------- ------------- ------------- ------------- ------------
                             2016     2015    2016   2015   2016   2015   2016   2015   2016     2015
                             ----     ----    ----   ----   ----   ----   ----   ----   ----     ----
RIA
Net Issued..................  --       --      --     --     --     --     --     --     --       --
Net Redeemed................  --       --      (1)    --     --     --     (1)    --     (1)      --
                              --       --      --     --     --     --     --     --     --       --
Net Increase /(Decreased)...  --       --      (1)    --     --     --     (1)    --     (1)      --
                              ==       ==      ==     ==     ==     ==     ==     ==     ==       ==

                                    FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Changes in Units Outstanding (Continued)



                             CHARTER/SM      CHARTER/SM/      EQ/BLACKROCK     EQ/CAPITAL
                             /MULTI-SECTOR   SMALL CAP        BASIC VALUE      GUARDIAN      EQ/EQUITY 500
                               BOND            VALUE           EQUITY          RESEARCH        INDEX
                             ------------    -------------    ------------     -----------   ------------
                             2016     2015   2016      2015   2016      2015   2016    2015  2016    2015
                             ----     ----   ----      ----   ----      ----   ----    ----  ----    ----
RIA
Net Issued..................  --       --     --        --     --        --     --      --    --        1
Net Redeemed................  --       --     --        --     --        --     --      --    --       --
                             ---      ---    ---       ---    ---       ---    ---     ---   ---     ----
Net Increase /(Decreased)...  --       --     --        --     --        --     --      --    --        1
                             ===      ===    ===       ===    ===       ===    ===     ===   ===     ====

                             EQ/INTERMEDIATE EQ/INTERNATIONAL EQ/JPMORGAN
                             GOVERNMENT       EQUITY            VALUE          EQ/LARGE CAP  EQ/MID CAP
                               BOND            INDEX          OPPORTUNITIES    GROWTH INDEX    INDEX
                             ------------    -------------    ------------     -----------   ------------
                             2016     2015   2016      2015   2016      2015   2016    2015  2016    2015
                             ----     ----   ----      ----   ----      ----   ----    ----  ----    ----
RIA
Net Issued..................  --       --     --        --     --         1     --      --    --       --
Net Redeemed................  --       --     --        (1)    (1)       --     --      --    --       --
                             ---      ---    ---       ---    ---       ---    ---     ---   ---     ----
Net Increase /(Decreased)...  --       --     --        (1)    (1)        1     --      --    --       --
                             ===      ===    ===       ===    ===       ===    ===     ===   ===     ====

                             EQ/MONEY        EQ/QUALITY       EQ/T. ROWE PRICE MULTIMANAGER
                              MARKET         BOND PLUS        GROWTH STOCK     TECHNOLOGY
                             ------------    -------------    ------------     -----------
                             2016     2015   2016      2015   2016      2015   2016    2015
                             ----     ----   ----      ----   ----      ----   ----    ----
RIA
Net Issued..................  --        2     --        --     --        --     --      --
Net Redeemed................  --       (2)    --        --     --        --     --      --
                             ---      ---    ---       ---    ---       ---    ---     ---
Net Increase /(Decreased)...  --       --     --        --     --        --     --      --
                             ===      ===    ===       ===    ===       ===    ===     ===

                                                                               ALL ASSET
                             1290 VT SOCIALLY ALL ASSET       ALL ASSET        MODERATE      AXA AGGRESSIVE
                             RESPONSIBLE     AGGRESSIVE-ALT 25 GROWTH-ALT 20    GROWTH-ALT 15 ALLOCATION
                             ------------    -------------    ------------     -----------   ------------
                             2016     2015   2016      2015   2016      2015   2016    2015  2016    2015
                             ----     ----   ----      ----   ----      ----   ----    ----  ----    ----
MRP
Net Issued..................  23       16     35         4     44         2     32       1    72       29
Net Redeemed................ (27)     (52)   (35)       --    (27)       (3)   (30)     --   (93)     (22)
                             ---      ---    ---       ---    ---       ---    ---     ---   ---     ----
Net Increase /(Decreased)...  (4)     (36)    --         4     17        (1)     2       1   (21)       7
                             ===      ===    ===       ===    ===       ===    ===     ===   ===     ====

                                                                                  AXA
                                AXA             AXA           AXA GLOBAL       INTERNATIONAL AXA LARGE CAP
                             CONSERVATIVE    CONSERVATIVE-    EQUITY MANAGED   CORE MANAGED  GROWTH MANAGED
                             ALLOCATION      PLUS ALLOCATION  VOLATILITY       VOLATILITY    VOLATILITY
                             ------------    -------------    ------------     -----------   ------------
                             2016     2015   2016      2015   2016      2015   2016    2015  2016    2015
                             ----     ----   ----      ----   ----      ----   ----    ----  ----    ----
MRP
Net Issued..................  95       19     15        20     12        10     12      12    43       32
Net Redeemed................ (22)     (22)   (15)      (13)   (21)      (24)   (33)    (47)  (37)    (100)
                             ---      ---    ---       ---    ---       ---    ---     ---   ---     ----
Net Increase /(Decreased)...  73       (3)    --         7     (9)      (14)   (21)    (35)    6      (68)
                             ===      ===    ===       ===    ===       ===    ===     ===   ===     ====

                                    FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Changes in Units Outstanding (Continued)



                                             AXA MID CAP
                             AXA LARGE CAP     VALUE                        AXA          AXA/AB
                             VALUE MANAGED    MANAGED     AXA MODERATE  MODERATE-PLUS   SMALL CAP
                             VOLATILITY      VOLATILITY   ALLOCATION    ALLOCATION       GROWTH
                             ------------    ----------   ------------  ------------    ---------------
                             2016     2015   2016   2015  2016   2015   2016     2015   2016     2015
                             ----     ----   ----   ----  ----   ----   ----     ----   ----     ----
MRP
Net Issued..................   60       23    37     16    320    284     26       37    13       11
Net Redeemed................  (77)     (74)  (66)   (64)  (185)  (233)   (28)     (11)  (18)     (10)
                             ----     ----   ---    ---   ----   ----   ----     ----   ---      ---
Net Increase /(Decreased)...  (17)     (51)  (29)   (48)   135     51     (2)      26    (5)       1
                             ====     ====   ===    ===   ====   ====   ====     ====   ===      ===

                             AXA/CLEARBRIDGE              CHARTER/SM     EQ/BOSTON      EQ/CAPITAL
                              LARGE CAP      AXA/JANUS    /MULTI-SECTOR ADVISORS EQUITY GUARDIAN
                               GROWTH        ENTERPRISE      BOND         INCOME        RESEARCH
                             ------------    ----------   ------------  ------------    ---------------
                             2016     2015   2016   2015  2016   2015   2016     2015   2016     2015
                             ----     ----   ----   ----  ----   ----   ----     ----   ----     ----
MRP
Net Issued..................   15        7    13      5     43     22     27       17    13       16
Net Redeemed................   (5)      (8)   (9)    (6)   (31)   (10)    (8)     (13)  (32)     (35)
                             ----     ----   ---    ---   ----   ----   ----     ----   ---      ---
Net Increase /(Decreased)...   10       (1)    4     (1)    12     12     19        4   (19)     (19)
                             ====     ====   ===    ===   ====   ====   ====     ====   ===      ===

                                                           EQ/GAMCO
                                             EQ/GAMCO        SMALL      EQ/INTERMEDIATE EQ/INTERNATIONAL
                             EQ/EQUITY 500   MERGERS AND    COMPANY     GOVERNMENT       EQUITY
                                INDEX        ACQUISITIONS    VALUE         BOND           INDEX
                             ------------    ----------   ------------  ------------    ---------------
                             2016     2015   2016   2015  2016   2015   2016     2015   2016     2015
                             ----     ----   ----   ----  ----   ----   ----     ----   ----     ----
MRP
Net Issued..................  106       94     7      1     30     15     55       77    31       39
Net Redeemed................ (173)    (260)   (9)    --    (35)   (19)   (42)     (81)  (80)     (69)
                             ----     ----   ---    ---   ----   ----   ----     ----   ---      ---
Net Increase /(Decreased)...  (67)    (166)   (2)     1     (5)    (4)    13       (4)  (49)     (30)
                             ====     ====   ===    ===   ====   ====   ====     ====   ===      ===

                                              EQ/MFS
                             EQ/LARGE CAP    INTERNATIONAL EQ/MID CAP     EQ/MONEY       EQ/PIMCO ULTRA
                             GROWTH INDEX     GROWTH         INDEX        MARKET        SHORT BOND
                             ------------    ----------   ------------  ------------    ---------------
                             2016     2015   2016   2015  2016   2015   2016     2015   2016     2015
                             ----     ----   ----   ----  ----   ----   ----     ----   ----     ----
MRP
Net Issued..................   16       33    10     10     46     14    293      813    30       27
Net Redeemed................  (10)     (18)  (19)   (16)   (31)    (5)  (424)    (825)  (13)     (59)
                             ----     ----   ---    ---   ----   ----   ----     ----   ---      ---
Net Increase /(Decreased)...    6       15    (9)    (6)    15      9   (131)     (12)   17      (32)
                             ====     ====   ===    ===   ====   ====   ====     ====   ===      ===

                                             EQ/T. ROWE   MULTIMANAGER
                              EQ/SMALL       PRICE GROWTH    CORE       MULTIMANAGER    TARGET 2015
                             COMPANY INDEX     STOCK         BOND       TECHNOLOGY      ALLOCATION
                             ------------    ----------   ------------  ------------    ---------------
                             2016     2015   2016   2015  2016   2015   2016     2015   2016     2015
                             ----     ----   ----   ----  ----   ----   ----     ----   ----     ----
MRP
Net Issued..................   31       15    27     17     60     97     29       15     7       38
Net Redeemed................  (51)     (43)  (15)   (19)   (82)   (41)   (34)     (31)  (66)     (74)
                             ----     ----   ---    ---   ----   ----   ----     ----   ---      ---
Net Increase /(Decreased)...  (20)     (28)   12     (2)   (22)    56     (5)     (16)  (59)     (36)
                             ====     ====   ===    ===   ====   ====   ====     ====   ===      ===

                                    FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Changes in Units Outstanding (Concluded)


                             TARGET 2025 TARGET 2035 TARGET 2045 TARGET 2055
                             ALLOCATION  ALLOCATION  ALLOCATION  ALLOCATION
                             ----------  ----------  ----------  -----------
                             2016  2015  2016  2015  2016  2015  2016  2015
                             ----  ----  ----  ----  ----  ----  ----  ----
MRP
Net Issued..................  49    39    32    36    36    29    11     4
Net Redeemed................ (39)  (38)  (21)  (34)  (39)  (19)   --    --
                             ---   ---   ---   ---   ---   ---    --    --
Net Increase /(Decreased)...  10     1    11     2    (3)   10    11     4
                             ===   ===   ===   ===   ===   ===    ==    ==

   The -- on the Changes in Units section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

8. Financial Highlights

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

                                                               UNITS    ACCUMULATION INVESTMENT
                                                     UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                                     VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                                                    ------- ----------- ------------ ---------- -------- --------
SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
December 31, 2016  RIA*- contract charge 0.50% (a)  $313.83       4       $ 1,273       2.72%     6.88%    0.68%
December 31, 2015  RIA*- contract charge 0.50% (a)  $293.64       7       $ 2,013       2.49%     0.06%    0.63%
December 31, 2014  RIA*- contract charge 0.50% (a)  $293.46       9       $ 2,606       2.72%     4.40%    0.61%
December 31, 2013  RIA*- contract charge 0.50% (a)  $281.10      12       $ 3,355       2.51%    15.97%    0.71%
December 31, 2012  RIA*- contract charge 0.50% (a)  $242.40      13       $ 3,210       2.90%    13.06%    0.71%

December 31, 2016  MRP*- contract charge 0.50% (a)  $ 75.09     324       $24,339       2.72%     6.86%    0.68%
December 31, 2015  MRP*- contract charge 0.50% (a)  $ 70.27     351       $24,698       2.49%     0.06%    0.64%
December 31, 2014  MRP*- contract charge 0.50% (a)  $ 70.23     398       $27,987       2.72%     4.38%    0.61%
December 31, 2013  MRP*- contract charge 0.50% (a)  $ 67.28     431       $28,986       2.51%    15.96%    0.71%
December 31, 2012  MRP*- contract charge 0.50% (a)  $ 58.02     481       $27,916       2.90%    13.06%    0.71%

December 31, 2016  EPP*- contract charge 0.25% (a)  $332.13       1       $   210       2.72%     7.15%    0.43%
December 31, 2015  EPP*- contract charge 0.25% (a)  $309.98       1       $   190       2.49%     0.31%    0.39%
December 31, 2014  EPP*- contract charge 0.25% (a)  $309.01       1       $   197       2.72%     4.66%    0.36%
December 31, 2013  EPP*- contract charge 0.25% (a)  $295.26       1       $   233       2.51%    16.25%    0.46%
December 31, 2012  EPP*- contract charge 0.25% (a)  $253.98       1       $   185       2.90%    13.35%    0.46%

                                    FSA-85

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                  UNITS    ACCUMULATION INVESTMENT
                                                      UNIT     OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                                      VALUE      (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                                                    ---------- ----------- ------------ ---------- -------- --------
BALANCED ACCOUNT
December 31, 2016  Institutional                    $35,151.35      --(b)    $    26       2.72%     7.41%    0.18%
December 31, 2015  Institutional                    $32,725.90      --(b)    $    24       2.49%     0.57%    0.14%
December 31, 2014  Institutional                    $32,541.85      --(b)    $    24       2.72%     4.92%    0.21%
December 31, 2013  Institutional                    $31,015.57      --(b)    $    24       2.51%    16.55%    0.21%
December 31, 2012  Institutional                    $26,612.24      --(b)    $ 2,800       2.90%    13.66%    0.21%

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
December 31, 2016  RIA*- contract charge 0.08% (a)  $ 1,695.51       2       $ 3,057       1.64%     6.90%    0.19%
December 31, 2015  RIA*- contract charge 0.08% (a)  $ 1,586.06       2       $ 2,999       1.61%     5.65%    0.16%
December 31, 2014  RIA*- contract charge 0.08% (a)  $ 1,501.17       2       $ 3,544       1.64%    12.86%    0.14%
December 31, 2013  RIA*- contract charge 0.08% (a)  $ 1,330.14       2       $ 3,290       1.71%    33.23%    0.20%
December 31, 2012  RIA*- contract charge 0.08% (a)  $   998.36       3       $ 3,083       1.88%    15.86%    0.11%

December 31, 2016  EPP*- contract charge 0.08% (a)  $ 1,759.26       1       $ 1,409       1.64%     6.90%    0.19%
December 31, 2015  EPP*- contract charge 0.08% (a)  $ 1,645.69       1       $ 1,391       1.61%     5.65%    0.16%
December 31, 2014  EPP*- contract charge 0.08% (a)  $ 1,557.61       1       $ 1,570       1.64%    12.86%    0.14%
December 31, 2013  EPP*- contract charge 0.08% (a)  $ 1,380.15       1       $ 1,468       1.71%    33.23%    0.20%
December 31, 2012  EPP*- contract charge 0.08% (a)  $ 1,035.90       1       $ 1,102       1.88%    15.86%    0.11%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
December 31, 2016  MRP*- contract charge 0.30% (a)  $   655.99      51       $33,742       1.64%     6.66%    0.41%
December 31, 2015  MRP*- contract charge 0.30% (a)  $   615.04      57       $34,827       1.61%     5.16%    0.39%
December 31, 2014  MRP*- contract charge 0.30% (a)  $   584.84      65       $37,929       1.64%    12.60%    0.36%
December 31, 2013  MRP*- contract charge 0.30% (a)  $   519.39      69       $35,727       1.71%    32.93%    0.42%
December 31, 2012  MRP*- contract charge 0.30% (a)  $   390.71      77       $30,232       1.88%    15.60%    0.33%

GROWTH STOCK ACCOUNT
December 31, 2016  Institutional                    $18,363.95       2       $37,114       1.64%     6.99%    0.11%
December 31, 2015  Institutional                    $17,164.79       3       $43,187       1.61%     5.74%    0.08%
December 31, 2014  Institutional                    $16,233.13       3       $48,535       1.64%    12.95%    0.12%
December 31, 2013  Institutional                    $14,372.16       3       $46,675       1.71%    33.34%    0.12%
December 31, 2012  Institutional                    $10,778.36       4       $40,660       1.88%    15.95%    0.03%

SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
December 31, 2016  RIA*- contract charge 0.50% (a)  $   517.64       2       $ 1,123       0.61%    (1.22)%   0.53%
December 31, 2015  RIA*- contract charge 0.50% (a)  $   524.03       3       $ 1,324       0.44%     1.14%    0.53%
December 31, 2014  RIA*- contract charge 0.50% (a)  $   518.14       3       $ 1,771       0.53%     2.12%    0.53%
December 31, 2013  RIA*- contract charge 0.50% (a)  $   507.36       4       $ 1,901       0.42%    33.41%    0.55%
December 31, 2012  RIA*- contract charge 0.50% (a)  $   380.29       4       $ 1,662       0.43%    13.33%    0.54%

December 31, 2016  MRP*- contract charge 0.65% (a)  $   105.46     174       $18,382       0.61%    (1.37)%   0.68%
December 31, 2015  MRP*- contract charge 0.65% (a)  $   106.93     197       $21,078       0.44%     0.97%    0.69%
December 31, 2014  MRP*- contract charge 0.65% (a)  $   105.90     221       $23,410       0.53%     1.96%    0.68%
December 31, 2013  MRP*- contract charge 0.65% (a)  $   103.86     246       $25,600       0.42%    33.22%    0.70%
December 31, 2012  MRP*- contract charge 0.65% (a)  $    77.96     274       $21,387       0.43%    13.17%    0.69%

MID CAP GROWTH STOCK ACCOUNT
December 31, 2016  Institutional                    $57,972.78      --(b)    $   812       0.61%    (0.72)%   0.03%
December 31, 2015  Institutional                    $58,395.05      --(b)    $   806       0.44%     1.65%    0.04%
December 31, 2014  Institutional                    $57,449.35      --(b)    $   827       0.53%     2.64%    0.05%
December 31, 2013  Institutional                    $55,973.12      --(b)    $   778       0.42%    34.08%    0.05%
December 31, 2012  Institutional                    $41,745.15      --(b)    $   634       0.43%    13.90%    0.04%

                                    FSA-86

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                       YEARS ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                                UNITS    ACCUMULATION INVESTMENT
                                      UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                      VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                                     ------- ----------- ------------ ---------- -------- --------

SEPARATE ACCOUNT NO. 66+
1290 VT SOCIALLY RESPONSIBLE
2016........ RIA*, 0.00% (a)         $175.79      --(c)     $   --       1.22%     9.95%    0.00%
             MRP*, 0.03% (a)         $ 14.80     164        $2,427       1.22%     9.96%    0.03%
2015........ RIA*, 0.00% (a)         $159.88      --(c)     $   --       0.98%     0.48%    0.00%
             MRP*, 0.02% (a)         $ 13.46     168        $2,257       0.98%     0.45%    0.02%
2014........ RIA*, 0.00% (a)         $159.12      --(c)     $   --       0.77%    13.61%    0.00%
             MRP*, 0.02% (a)         $ 13.40     204        $2,734       0.77%    13.56%    0.02%
2013........ RIA*, 0.00% (a)         $140.06      --(c)     $   --       0.73%    34.34%    0.00%
             MRP*, 0.03% (a)         $ 11.80     242        $2,859       0.73%    34.24%    0.03%
2012........ RIA*, 0.00% (a)         $104.26      --(c)     $   --       1.03%    16.74%    0.00%
             MRP*, 0.01% (a)         $  8.79     275        $2,417       1.03%    16.73%    0.01%

ALL ASSET AGGRESSIVE-ALT 25
2016........ MRP*, 0.03% (a)         $ 12.77       6        $   76       1.01%    10.28%    0.03%
2015........ MRP*, 0.02% (a)         $ 11.58       6        $   75       1.64%    (4.38)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.11       2        $   22       1.99%     2.28%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.84       1        $    9       2.89%    18.05%    0.03%
2012........ MRP*, 0.01% (a)(b)      $ 10.03      --(c)     $    2       0.00%     6.03%    0.01%

ALL ASSET GROWTH-ALT 20
2016........ MRP*, 0.03% (a)         $ 12.34      24        $  296       2.44%     9.49%    0.03%
2015........ MRP*, 0.02% (a)         $ 11.27       7        $   75       0.62%    (3.92)%   0.02%
2014........ MRP*, 0.02% (a)         $ 11.73       8        $   94       4.25%     2.36%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.46      --(c)     $    1       0.02%    14.03%    0.03%
2012........ MRP*, 0.01% (a)(b)      $ 10.05       6        $   63       4.76%     5.13%    0.01%

ALL ASSET MODERATE GROWTH-ALT 15 (B)
2016........ MRP*, 0.03% (a)         $ 11.92       3        $   33       1.38%     8.66%    0.03%
2015........ MRP*, 0.02% (a)         $ 10.97       1        $    7       1.06%    (3.77)%   0.02%
2014........ MRP*, 0.02% (a)         $ 11.40      --(c)     $    4       0.62%     2.43%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.13      --(c)     $    2       5.56%    11.08%    0.03%

AXA AGGRESSIVE ALLOCATION
2016........ MRP*, 0.03% (a)         $ 12.95     195        $2,531       0.93%     8.73%    0.03%
2015........ MRP*, 0.02% (a)         $ 11.91     216        $2,569       0.98%    (1.81)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.13     209        $2,535       1.61%     4.75%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.58     203        $2,355       2.62%    26.42%    0.03%
2012........ MRP*, 0.01% (a)         $  9.16     192        $1,757       0.80%    14.07%    0.01%

AXA CONSERVATIVE ALLOCATION
2016........ MRP*, 0.03% (a)         $ 12.47     178        $2,221       1.26%     2.89%    0.03%
2015........ MRP*, 0.02% (a)         $ 12.12     105        $1,273       0.77%    (0.25)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.15     108        $1,307       0.77%     2.62%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.84     131        $1,546       0.91%     4.32%    0.03%
2012........ MRP*, 0.01% (a)         $ 11.35     157        $1,778       0.77%     4.51%    0.01%

AXA CONSERVATIVE-PLUS ALLOCATION
2016........ MRP*, 0.03% (a)         $ 12.80      88        $1,126       0.92%     4.75%    0.03%
2015........ MRP*, 0.02% (a)         $ 12.22      88        $1,077       0.88%    (0.73)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.31      81        $  998       0.94%     3.19%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.93     104        $1,238       1.32%    10.16%    0.03%
2012........ MRP*, 0.01% (a)         $ 10.83      81        $  876       0.95%     7.44%    0.01%

                                    FSA-87

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                            YEARS ENDED DECEMBER 31,
                                          -----------------------------------------------------------
                                                     UNITS    ACCUMULATION INVESTMENT
                                           UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                           VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                                          ------- ----------- ------------ ---------- -------- -------
AXA GLOBAL EQUITY MANAGED VOLATILITY
2016............. RIA*, 0.00% (a)         $533.87      --(c)     $    7       0.86%     4.48%   0.00%
                  MRP*, 0.03% (a)         $ 15.00      96        $1,438       0.86%     4.46%   0.03%
2015............. RIA*, 0.00% (a)         $510.99      --(c)     $  100       0.85%    (1.73)%  0.00%
                  MRP*, 0.02% (a)         $ 14.36     105        $1,506       0.85%    (1.71)%  0.02%
2014............. RIA*, 0.00% (a)         $519.96      --(c)     $  112       0.94%     1.69%   0.00%
                  MRP*, 0.02% (a)         $ 14.61     119        $1,732       0.94%     1.67%   0.02%
2013............. RIA*, 0.00% (a)         $511.33      --(c)     $  213       0.75%    20.36%   0.00%
                  MRP*, 0.03% (a)         $ 14.37     133        $1,913       0.75%    20.25%   0.03%
2012............. RIA*, 0.00% (a)         $424.84      --(c)     $  210       1.45%    16.98%   0.00%
                  MRP*, 0.01% (a)         $ 11.95     161        $1,923       1.45%    17.04%   0.01%

AXA INTERNATIONAL CORE MANAGED VOLATILITY
2016............. RIA*, 0.00% (a)         $141.07      --(c)     $    9       0.27%     0.21%   0.00%
                  MRP*, 0.03% (a)         $ 12.67     125        $1,580       0.27%     0.16%   0.03%
2015............. RIA*, 0.00% (a)         $140.77      --(c)     $    8       0.06%    (4.34)%  0.00%
                  MRP*, 0.02% (a)         $ 12.65     146        $1,847       0.06%    (4.31)%  0.02%
2014............. RIA*, 0.00% (a)         $147.16      --(c)     $    8       1.23%    (6.24)%  0.00%
                  MRP*, 0.02% (a)         $ 13.22     181        $2,390       1.23%    (6.24)%  0.02%
2013............. RIA*, 0.00% (a)         $156.95       1        $   90       0.83%    17.52%   0.00%
                  MRP*, 0.03% (a)         $ 14.10     209        $2,949       0.83%    17.40%   0.03%
2012............. RIA*, 0.00% (a)         $133.55       1        $   93       1.47%    16.31%   0.00%
                  MRP*, 0.01% (a)         $ 12.01     230        $2,763       1.47%    16.38%   0.01%

AXA INTERNATIONAL VALUE MANAGED VOLATILITY
2016............. RIA*, 0.00% (a)         $156.48      --(c)     $   53       0.49%     0.75%   0.00%
2015............. RIA*, 0.00% (a)         $155.32      --(c)     $   51       0.10%    (3.16)%  0.00%
2014............. RIA*, 0.00% (a)         $160.39      --(c)     $   52       1.11%    (7.18)%  0.00%
2013............. RIA*, 0.00% (a)         $172.79       1        $  140       1.44%    19.33%   0.00%
2012............. RIA*, 0.00% (a)         $144.80       1        $   80       1.83%    17.47%   0.00%

AXA LARGE CAP CORE MANAGED VOLATILITY
2016............. RIA*, 0.00% (a)         $189.53      --(c)     $   --       0.00%     9.83%   0.00%
2015............. RIA*, 0.00% (a)         $172.57      --(c)     $   --       0.00%     0.37%   0.00%
2014............. RIA*, 0.00% (a)         $171.93       1        $   89       0.96%    11.62%   0.00%
2013............. RIA*, 0.00% (a)         $154.03       1        $   81       0.52%    31.56%   0.00%
2012............. RIA*, 0.00% (a)         $117.08       1        $   61       1.19%    14.99%   0.00%

AXA LARGE CAP GROWTH MANAGED VOLATILITY
2016............. RIA*, 0.00% (a)         $256.64      --(c)     $   32       0.59%     5.51%   0.00%
                  MRP*, 0.03% (a)         $ 10.70     331        $3,536       0.59%     5.52%   0.03%
2015............. RIA*, 0.00% (a)         $243.24      --(c)     $   30       0.27%     4.04%   0.00%
                  MRP*, 0.02% (a)         $ 10.14     325        $3,295       0.27%     4.00%   0.02%
2014............. RIA*, 0.00% (a)         $233.80      --(c)     $   31       0.19%    11.08%   0.00%
                  MRP*, 0.02% (a)         $  9.75     393        $3,829       0.19%    11.05%   0.02%
2013............. RIA*, 0.00% (a)         $210.47      --(c)     $   31       0.16%    35.39%   0.00%
                  MRP*, 0.03% (a)         $  8.78     456        $4,002       0.16%    35.29%   0.03%
2012............. RIA*, 0.00% (a)         $155.46      --(c)     $   24       0.56%    13.74%   0.00%
                  MRP*, 0.01% (a)         $  6.49     593        $3,845       0.56%    13.86%   0.01%
AXA LARGE CAP VALUE MANAGED VOLATILITY
2016............. RIA*, 0.00% (a)         $213.80       3        $  694       1.70%    15.32%   0.00%
                  MRP*, 0.03% (a)         $ 19.84     455        $9,030       1.70%    15.28%   0.03%
2015............. RIA*, 0.00% (a)         $185.40       4        $  715       1.57%    (4.01)%  0.00%
                  MRP*, 0.02% (a)         $ 17.21     472        $8,120       1.57%    (4.07)%  0.02%
2014............. RIA*, 0.00% (a)         $193.15       4        $  836       1.33%    12.23%   0.00%
                  MRP*, 0.02% (a)         $ 17.94     523        $9,377       1.33%    12.20%   0.02%
2013............. RIA*, 0.00% (a)         $172.10       7        $1,272       1.04%    32.47%   0.00%
                  MRP*, 0.03% (a)         $ 15.99     561        $8,974       1.04%    32.48%   0.03%
2012............. RIA*, 0.00% (a)         $129.92       8        $1,047       1.64%    15.87%   0.00%
                  MRP*, 0.01% (a)         $ 12.07     615        $7,423       1.64%    15.83%   0.01%

                                    FSA-88

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                        YEARS ENDED DECEMBER 31,
                                      -----------------------------------------------------------
                                                 UNITS    ACCUMULATION INVESTMENT
                                       UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                       VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                                      ------- ----------- ------------ ---------- -------- -------

AXA MID CAP VALUE MANAGED VOLATILITY
2016....... RIA*, 0.00% (a)           $349.21       --(c)   $   128       1.21%    17.67%   0.00%
            MRP*, 0.03% (a)           $ 27.51      295      $ 8,122       1.21%    17.61%   0.03%
2015....... RIA*, 0.00% (a)           $296.77       --(c)   $   133       0.73%    (3.54)%  0.00%
            MRP*, 0.02% (a)           $ 23.39      324      $ 7,567       0.73%    (3.55)%  0.02%
2014....... RIA*, 0.00% (a)           $307.66       --(c)   $   140       0.58%    10.87%   0.00%
            MRP*, 0.02% (a)           $ 24.25      372      $ 9,018       0.58%    10.83%   0.02%
2013....... RIA*, 0.00% (a)           $277.49        1      $   224       0.51%    33.08%   0.00%
            MRP*, 0.03% (a)           $ 21.88      395      $ 8,647       0.51%    33.09%   0.03%
2012....... RIA*, 0.00% (a)           $208.52        1      $   167       1.25%    18.63%   0.00%
            MRP*, 0.01% (a)           $ 16.44      439      $ 7,214       1.25%    18.61%   0.01%

AXA MODERATE ALLOCATION
2016....... MRP*, 0.03% (a)           $ 12.62    1,718      $21,681       0.96%     5.34%   0.03%
2015....... MRP*, 0.02% (a)           $ 11.98    1,583      $18,961       0.84%    (0.91)%  0.02%
2014....... MRP*, 0.02% (a)           $ 12.09    1,532      $18,515       1.12%     3.07%   0.02%
2013....... MRP*, 0.03% (a)           $ 11.73    1,486      $17,439       1.69%    13.01%   0.03%
2012....... MRP*, 0.01% (a)           $ 10.38    1,377      $14,285       0.85%     8.81%   0.01%

AXA MODERATE-PLUS ALLOCATION
2016....... MRP*, 0.03% (a)           $ 12.91      127      $ 1,642       0.92%     7.23%   0.03%
2015....... MRP*, 0.02% (a)           $ 12.04      129      $ 1,553       1.02%    (1.31)%  0.02%
2014....... MRP*, 0.02% (a)           $ 12.20      103      $ 1,255       1.45%     3.74%   0.02%
2013....... MRP*, 0.03% (a)           $ 11.76       88      $ 1,030       2.15%    19.76%   0.03%
2012....... MRP*, 0.01% (a)           $  9.82       78      $   765       0.86%    11.59%   0.01%

AXA/AB SMALL CAP GROWTH
2016....... RIA*, 0.05% (a)           $402.06       --(c)   $   107       0.32%    12.52%   0.05%
            MRP*, 0.03% (a)           $ 15.69       22      $   343       0.32%    12.55%   0.03%
2015....... RIA*, 0.05% (a)           $357.31        1      $   184       0.04%    (2.96)%  0.05%
            MRP*, 0.02% (a)           $ 13.94       27      $   373       0.04%    (2.92)%  0.02%
2014....... RIA*, 0.05% (a)           $368.20        1      $   274       0.06%     3.52%   0.05%
            MRP*, 0.02% (a)           $ 14.36       26      $   381       0.06%     3.53%   0.02%
2013....... RIA*, 0.05% (a)           $355.67        1      $   415       0.06%    38.10%   0.05%
            MRP*, 0.03% (a)           $ 13.87       12      $   170       0.06%    38.15%   0.03%
2012....... RIA*, 0.05% (a)           $257.54        1      $   316       0.20%    15.53%   0.05%
            MRP*, 0.01% (a)(b)        $ 10.04       --(c)   $    --       0.20%     8.89%   0.01%

AXA/CLEARBRIDGE LARGE CAP GROWTH
2016....... RIA*, 0.00% (a)           $212.54       --(c)   $    71       0.00%     0.88%   0.00%
            MRP*, 0.03% (a)           $ 14.52       25      $   357       0.00%     0.90%   0.03%
2015....... RIA*, 0.00% (a)           $210.69        1      $   240       0.00%     1.27%   0.00%
            MRP*, 0.02% (a)           $ 14.39       15      $   216       0.00%     1.20%   0.02%
2014....... RIA*, 0.00% (a)           $208.05        1      $   194       0.00%     3.80%   0.00%
            MRP*, 0.02% (a)           $ 14.22       16      $   224       0.00%     3.80%   0.02%
2013....... RIA*, 0.00% (a)           $200.43        2      $   375       0.00%    39.07%   0.00%
            MRP*, 0.03% (a)           $ 13.70       19      $   255       0.00%    39.09%   0.03%
2012....... RIA*, 0.00% (a)           $144.12        2      $   236       0.01%    20.43%   0.00%
            MRP*, 0.01% (a)(b)        $  9.85        4      $    39       0.01%     7.42%   0.01%

AXA/JANUS ENTERPRISE (B)
2016....... MRP*, 0.03% (a)           $ 12.58       14      $   173       0.00%    (4.41)%  0.03%
2015....... MRP*, 0.02% (a)           $ 13.16       10      $   133       0.00%    (5.46)%  0.02%
2014....... MRP*, 0.02% (a)           $ 13.92       11      $   150       0.00%    (0.78)%  0.02%
2013....... MRP*, 0.03% (a)           $ 14.03        2      $    33       0.00%    38.50%   0.03%

CHARTER/SM/ MULTI-SECTOR BOND
2016....... RIA*, 0.05% (a)           $229.55       --(c)   $    --       2.41%     2.88%   0.05%
            MRP*, 0.03% (a)           $ 10.36      104      $ 1,074       2.41%     2.88%   0.03%

                                    FSA-89

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                             YEARS ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                                      UNITS    ACCUMULATION INVESTMENT
                                            UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                                            VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO*
                                           ------- ----------- ------------ ---------- --------  -------

CHARTER/SM/ MULTI-SECTOR BOND (CONTINUED)
2015.......... RIA*, 0.05% (a)             $223.13       --(c)   $    --       1.74%     (0.69)%  0.05%
               MRP*, 0.02% (a)             $ 10.07       92      $   929       1.74%     (0.59)%  0.02%
2014.......... RIA*, 0.05% (a)             $224.68       --(c)   $     1       2.53%      2.34%   0.05%
               MRP*, 0.02% (a)             $ 10.13       80      $   815       2.53%      2.32%   0.02%
2013.......... RIA*, 0.05% (a)             $219.55       --(c)   $     2       2.90%     (1.06)%  0.05%
               MRP*, 0.03% (a)             $  9.90       84      $   829       2.90%     (0.90)%  0.03%
2012.......... RIA*, 0.05% (a)             $221.90       --(c)   $     2       2.15%      5.28%   0.05%
               MRP*, 0.01% (a)             $  9.99      127      $ 1,265       2.15%      5.27%   0.01%

CHARTER/SM/ SMALL CAP VALUE
2016.......... RIA*, 0.00% (a)             $315.97       --(c)   $    13       0.46%     25.23%   0.00%
2015.......... RIA*, 0.00% (a)             $252.31       --(c)   $    59       0.40%    (13.13)%  0.00%
2014.......... RIA*, 0.00% (a)             $290.46       --(c)   $   116       0.12%     (5.11)%  0.00%
2013.......... RIA*, 0.00% (a)             $306.09        1      $   209       0.56%     42.72%   0.00%
2012.......... RIA*, 0.00% (a)             $214.47        1      $   147       0.56%     16.77%   0.00%

EQ/BLACKROCK BASIC VALUE EQUITY
2016.......... RIA*, 0.00% (a)             $392.39       --(c)   $    94       1.56%     17.97%   0.00%
2015.......... RIA*, 0.00% (a)             $332.63       --(c)   $    78       1.26%     (6.15)%  0.00%
2014.......... RIA*, 0.00% (a)             $354.42       --(c)   $    91       1.08%      9.70%   0.00%
2013.......... RIA*, 0.00% (a)             $323.07       --(c)   $    87       2.43%     33.73%   0.00%
2012.......... RIA*, 0.00% (a)             $234.57       --(c)   $    27       0.89%     13.64%   0.00%

EQ/BOSTON ADVISORS EQUITY INCOME
2016.......... MRP*, 0.03% (a)             $ 15.86       43      $   675       2.54%     12.96%   0.03%
2015.......... MRP*, 0.02% (a)             $ 14.04       24      $   333       1.74%     (1.75)%  0.02%
2014.......... MRP*, 0.02% (a)             $ 14.29       20      $   292       1.78%      8.67%   0.02%
2013.......... MRP*, 0.03% (a)             $ 13.15       18      $   237       1.90%     31.76%   0.03%
2012.......... MRP*, 0.01% (a)(b)          $  9.98        8      $    84       4.90%      6.74%   0.01%

EQ/CAPITAL GUARDIAN RESEARCH
2016.......... RIA*, 0.00% (a)             $261.84       --(c)   $    31       0.85%      8.42%   0.00%
               MRP*, 0.03% (a)             $ 32.22      221      $ 7,104       0.85%      8.41%   0.03%
2015.......... RIA*, 0.00% (a)             $241.50       --(c)   $    61       0.56%      1.91%   0.00%
               MRP*, 0.02% (a)             $ 29.72      240      $ 7,120       0.56%      1.89%   0.02%
2014.......... RIA*, 0.00% (a)             $236.97       --(c)   $    63       0.71%     10.51%   0.00%
               MRP*, 0.02% (a)             $ 29.17      259      $ 7,569       0.71%     10.49%   0.02%
2013.......... RIA*, 0.00% (a)             $214.43       --(c)   $    55       1.33%     31.77%   0.00%
               MRP*, 0.03% (a)             $ 26.40      279      $ 7,370       1.33%     31.74%   0.03%
2012.......... RIA*, 0.00% (a)             $162.73       --(c)   $    39       0.92%     17.40%   0.00%
               MRP*, 0.01% (a)             $ 20.04      329      $ 6,600       0.92%     17.40%   0.01%

EQ/EQUITY 500 INDEX
2016.......... RIA*, 0.05% (a)             $679.87        2      $ 1,084       1.61%     11.18%   0.05%
               MRP*, 0.03% (a)             $ 16.91    1,403      $23,719       1.61%     11.18%   0.03%
2015.......... RIA*, 0.05% (a)             $611.49        2      $   933       1.53%      0.75%   0.05%
               MRP*, 0.02% (a)             $ 15.21    1,470      $22,355       1.53%      0.80%   0.02%
2014.......... RIA*, 0.05% (a)             $606.95        1      $   892       1.38%     12.92%   0.05%
               MRP*, 0.02% (a)             $ 15.09    1,636      $24,692       1.38%     12.95%   0.02%
2013.......... RIA*, 0.05% (a)             $537.51        1      $   756       1.47%     31.45%   0.05%
               MRP*, 0.03% (a)             $ 13.36    1,700      $22,716       1.47%     31.50%   0.03%
2012.......... RIA*, 0.05% (a)             $408.92        2      $   679       1.69%     15.18%   0.05%
               MRP*, 0.01% (a)             $ 10.16    1,759      $17,876       1.69%     15.19%   0.01%

EQ/GAMCO MERGERS AND ACQUISITIONS
2016.......... MRP*, 0.03% (a)             $ 12.63        9      $   119       0.00%      7.67%   0.03%
2015.......... MRP*, 0.02% (a)             $ 11.73       11      $   129       0.00%      2.62%   0.02%
2014.......... MRP*, 0.02% (a)             $ 11.43       10      $   115       0.00%      1.60%   0.02%
2013.......... MRP*, 0.03% (a)             $ 11.25       16      $   179       0.95%     10.95%   0.03%
2012.......... MRP*, 0.01% (a)(b)          $ 10.14       --(c)   $    --       0.00%      3.26%   0.01%

                                    FSA-90

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                  YEARS ENDED DECEMBER 31,
                                -----------------------------------------------------------
                                           UNITS    ACCUMULATION INVESTMENT
                                 UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                 VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                                ------- ----------- ------------ ---------- -------- -------

EQ/GAMCO SMALL COMPANY VALUE
2016..... MRP*, 0.03% (a)       $ 28.70     115       $ 3,304       0.50%    23.23%   0.03%
2015..... MRP*, 0.02% (a)       $ 23.29     120       $ 2,785       0.53%    (5.71)%  0.02%
2014..... MRP*, 0.02% (a)       $ 24.70     124       $ 3,062       0.25%     3.05%   0.02%
2013..... MRP*, 0.03% (a)       $ 23.97     148       $ 3,544       0.27%    39.04%   0.03%
2012..... MRP*, 0.01% (a)       $ 17.24     182       $ 3,145       1.29%    17.84%   0.01%

EQ/INTERMEDIATE GOVERNMENT BOND
2016..... RIA*, 0.05% (a)       $229.93      --(c)    $    --       0.70%     0.40%   0.05%
          MRP*, 0.03% (a)       $ 12.34     333       $ 4,109       0.70%     0.49%   0.03%
2015..... RIA*, 0.05% (a)       $229.02      --(c)    $    --       0.62%     0.38%   0.05%
          MRP*, 0.02% (a)       $ 12.28     320       $ 3,935       0.62%     0.41%   0.02%
2014..... RIA*, 0.05% (a)       $228.15      --(c)    $    --       0.41%     1.48%   0.05%
          MRP*, 0.02% (a)       $ 12.23     324       $ 3,958       0.41%     1.49%   0.02%
2013..... RIA*, 0.05% (a)       $224.82      --(c)    $     5       0.20%    (1.69)%  0.05%
          MRP*, 0.03% (a)       $ 12.05     321       $ 3,867       0.20%    (1.71)%  0.03%
2012..... RIA*, 0.05% (a)       $228.69      --(c)    $     5       0.26%     0.93%   0.05%
          MRP*, 0.01% (a)       $ 12.26     396       $ 4,856       0.26%     0.99%   0.01%

EQ/INTERNATIONAL EQUITY INDEX
2016..... RIA*, 0.05% (a)       $177.46       2       $   322       2.66%     2.14%   0.05%
          MRP*, 0.03% (a)       $ 19.97     436       $ 8,714       2.66%     2.15%   0.03%
2015..... RIA*, 0.05% (a)       $173.74       2       $   427       2.30%    (2.18)%  0.05%
          MRP*, 0.02% (a)       $ 19.55     485       $ 9,472       2.30%    (2.15)%  0.02%
2014..... RIA*, 0.05% (a)       $177.62       3       $   468       2.95%    (6.95)%  0.05%
          MRP*, 0.02% (a)       $ 19.98     515       $10,286       2.95%    (6.90)%  0.02%
2013..... RIA*, 0.05% (a)       $190.88       4       $   698       2.22%    21.41%   0.05%
          MRP*, 0.03% (a)       $ 21.46     563       $12,089       2.22%    21.45%   0.03%
2012..... RIA*, 0.05% (a)       $157.22       4       $   612       3.05%    16.21%   0.05%
          MRP*, 0.01% (a)       $ 17.67     613       $10,826       3.05%    16.25%   0.01%

EQ/JPMORGAN VALUE OPPORTUNITIES
2016..... RIA*, 0.00% (a)       $285.19      --(c)    $    --       0.00%    21.53%   0.00%
2015..... RIA*, 0.00% (a)       $234.67       1       $   153       0.86%    (2.28)%  0.00%
2014..... RIA*, 0.00% (a)       $240.15      --(c)    $   110       1.07%    14.37%   0.00%
2013..... RIA*, 0.00% (a)       $209.97      --(c)    $    98       2.04%    35.79%   0.00%
2012..... RIA*, 0.00% (a)       $154.63      --(c)    $    73       0.92%    16.05%   0.00%

EQ/LARGE CAP GROWTH INDEX
2016..... RIA*, 0.00% (a)       $165.63      --(c)    $    --       1.02%     6.35%   0.00%
          MRP*, 0.03% (a)       $ 16.11      40       $   641       1.02%     6.34%   0.03%
2015..... RIA*, 0.00% (a)       $155.74      --(c)    $    --       1.17%     4.86%   0.00%
          MRP*, 0.02% (a)       $ 15.15      34       $   523       1.17%     4.84%   0.02%
2014..... RIA*, 0.00% (a)       $148.52      --(c)    $    --       1.23%    12.24%   0.00%
          MRP*, 0.02% (a)       $ 14.45      19       $   282       1.23%    12.19%   0.02%
2013..... RIA*, 0.00% (a)       $132.32      --(c)    $    --       4.42%    32.48%   0.00%
          MRP*, 0.03% (a)       $ 12.88       9       $   122       4.42%    32.51%   0.03%
2012..... RIA*, 0.00% (a)       $ 99.88      --(c)    $    --       0.51%    14.73%   0.00%
          MRP*, 0.01% (a)(b)    $  9.72      --(c)    $    --       0.51%     5.19%   0.01%

EQ/MFS INTERNATIONAL GROWTH
2016..... MRP*, 0.03% (a)       $ 11.47      25       $   284       0.82%     1.96%   0.03%
2015..... MRP*, 0.02% (a)       $ 11.25      34       $   378       0.55%     0.18%   0.02%
2014..... MRP*, 0.02% (a)       $ 11.23      40       $   450       1.01%    (5.07)%  0.02%
2013..... MRP*, 0.03% (a)       $ 11.83      32       $   375       1.87%    13.64%   0.03%
2012..... MRP*, 0.01% (a)(b)    $ 10.41       3       $    29       1.75%     7.99%   0.01%

EQ/MID CAP INDEX
2016..... RIA*, 0.00% (a)       $253.03      --(c)    $     5       1.18%    19.91%   0.00%
          MRP*, 0.03% (a)       $ 17.26      54       $   935       1.18%    19.86%   0.03%

                                    FSA-91

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                YEARS ENDED DECEMBER 31,
                              ------------------------------------------------------------
                                         UNITS    ACCUMULATION INVESTMENT
                               UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                               VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO*
                              ------- ----------- ------------ ---------- --------  -------

EQ/MID CAP INDEX (CONTINUED)
2015... RIA*, 0.00% (a)       $211.01       --(c)   $    90       1.04%     (2.86)%  0.00%
        MRP*, 0.02% (a)       $ 14.40       39      $   558       1.04%     (2.90)%  0.02%
2014... RIA*, 0.00% (a)       $217.22       --(c)   $    38       0.93%      8.99%   0.00%
        MRP*, 0.02% (a)       $ 14.83       30      $   451       0.93%      8.96%   0.02%
2013... RIA*, 0.00% (a)       $199.30       --(c)   $    32       0.95%     32.58%   0.00%
        MRP*, 0.03% (a)       $ 13.61       13      $   183       0.95%    (32.52)%  0.03%
2012... RIA*, 0.00% (a)       $150.33       --(c)   $    22       1.86%     17.80%   0.00%
        MRP*, 0.01% (a)(b)    $ 16.44        2      $    24       1.86%      8.11%   0.01%

EQ/MONEY MARKET
2016... RIA*, 0.05% (a)       $174.79       --(c)   $    --       0.00%     (0.05)%  0.05%
        MRP*, 0.03% (a)       $  9.99    1,252      $12,501       0.00%      0.00%   0.03%
2015... RIA*, 0.05% (a)       $174.88       --(c)   $    --       0.00%     (0.05)%  0.05%
        MRP*, 0.02% (a)       $  9.99    1,383      $13,819       0.00%      0.00%   0.02%
2014... RIA*, 0.05% (a)       $174.97       --(c)   $    11       0.00%     (0.05)%  0.05%
        MRP*, 0.02% (a)       $  9.99    1,395      $13,939       0.00%     (0.10)%  0.02%
2013... RIA*, 0.05% (a)       $175.05       --(c)   $    31       0.00%     (0.05)%  0.05%
        MRP*, 0.03% (a)       $ 10.00    1,416      $14,149       0.00%      0.00%   0.03%
2012... RIA*, 0.05% (a)       $175.14       --(c)   $    31       0.00%     (0.05)%  0.05%
        MRP*, 0.01% (a)       $ 10.00    1,584      $15,837       0.00%      0.00%   0.01%

EQ/PIMCO ULTRA SHORT BOND
2016... MRP*, 0.03% (a)       $ 12.00      194      $ 2,325       1.05%      1.95%   0.03%
2015... MRP*, 0.02% (a)       $ 11.77      177      $ 2,079       0.46%     (0.25)%  0.02%
2014... MRP*, 0.02% (a)       $ 11.80      209      $ 2,469       0.35%     (0.17)%  0.02%
2013... MRP*, 0.03% (a)       $ 11.82      233      $ 2,753       0.79%      0.08%   0.03%
2012... MRP*, 0.01% (a)       $ 11.81      207      $ 2,447       0.56%      1.46%   0.01%

EQ/QUALITY BOND PLUS
2016... RIA*, 0.05% (a)       $250.04       --(c)   $     7       1.15%      1.12%   0.05%
2015... RIA*, 0.05% (a)       $247.26       --(c)   $     7       0.94%      0.17%   0.05%
2014... RIA*, 0.05% (a)       $246.83       --(c)   $     9       0.60%      2.85%   0.05%
2013... RIA*, 0.05% (a)       $239.98       --(c)   $    46       0.37%     (2.33)%  0.05%
2012... RIA*, 0.05% (a)       $245.70       --(c)   $    46       0.43%      2.61%   0.05%

EQ/SMALL COMPANY INDEX
2016... MRP*, 0.03% (a)       $ 28.76      164      $ 4,705       1.08%     20.49%   0.03%
2015... MRP*, 0.02% (a)       $ 23.87      184      $ 4,399       0.84%     (4.60)%  0.02%
2014... MRP*, 0.02% (a)       $ 25.02      212      $ 5,293       0.73%      4.86%   0.02%
2013... MRP*, 0.03% (a)       $ 23.86      246      $ 5,871       0.96%     37.36%   0.03%
2012... MRP*, 0.01% (a)       $ 17.37      256      $ 4,452       1.54%     15.57%   0.01%

EQ/T. ROWE PRICE GROWTH STOCK
2016... RIA*, 0.00% (a)       $ 18.81       --(c)   $    --       0.00%      1.35%   0.00%
        MRP*, 0.03% (a)       $ 16.32       38      $   619       0.00%      1.30%   0.03%
2015... RIA*, 0.00% (a)       $ 18.56       --(c)   $    --       0.00%     10.21%   0.00%
        MRP*, 0.02% (a)       $ 16.11       26      $   421       0.00%     10.27%   0.02%
2014... RIA*, 0.00% (a)       $ 16.84       --(c)   $     2       0.00%      8.65%   0.00%
        MRP*, 0.02% (a)       $ 14.61       28      $   413       0.00%      8.54%   0.02%
2013... RIA*, 0.00% (a)       $ 15.50       --(c)   $     2       0.00%     37.90%   0.00%
        MRP*, 0.03% (a)       $ 13.46       12      $   166       0.00%     37.91%   0.03%
2012... RIA*, 0.00% (a)       $ 11.24       --(c)   $     1       0.00%     18.94%   0.00%
        MRP*, 0.01% (a)(b)    $  9.76        2      $    21       0.00%      6.43%   0.01%

MULTIMANAGER CORE BOND
2016... MRP*, 0.03% (a)       $ 10.43      138      $ 1,440       2.12%      2.66%   0.03%
2015... MRP*, 0.02% (a)       $ 10.16      160      $ 1,629       2.06%      0.10%   0.02%
2014... MRP*, 0.02% (a)       $ 10.15      104      $ 1,058       2.15%      3.68%   0.02%
2013... MRP*, 0.03% (a)       $  9.79       80      $   778       1.60%     (2.39)%  0.03%
2012... MRP*, 0.01% (a)(b)    $ 10.03       50      $   503       0.72%      0.00%   0.01%

                                    FSA-92

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                            YEARS ENDED DECEMBER 31,
                          -----------------------------------------------------------
                                     UNITS    ACCUMULATION INVESTMENT
                           UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                           VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                          ------- ----------- ------------ ---------- -------- -------

MULTIMANAGER TECHNOLOGY
2016. RIA*, 0.00% (a)     $293.56      --(c)     $   --       0.01%     8.94%   0.00%
      MRP*, 0.03% (a)     $ 27.83     174        $4,854       0.01%     8.92%   0.03%
2015. RIA*, 0.00% (a)     $269.46      --(c)     $   --       0.00%     6.29%   0.00%
      MRP*, 0.02% (a)     $ 25.55     179        $4,563       0.00%     6.24%   0.02%
2014. RIA*, 0.00% (a)     $253.51      --(c)     $  103       0.00%    13.55%   0.00%
      MRP*, 0.02% (a)     $ 24.05     195        $4,694       0.00%    13.55%   0.02%
2013. RIA*, 0.00% (a)     $223.26      --(c)     $   92       0.00%    35.59%   0.00%
      MRP*, 0.03% (a)     $ 21.18     182        $3,856       0.00%    35.51%   0.03%
2012. RIA*, 0.00% (a)     $164.66       1        $  124       0.00%    13.43%   0.00%
      MRP*, 0.01% (a)     $ 15.63     219        $3,419       0.00%    13.43%   0.01%

TARGET 2015 ALLOCATION
2016. MRP*, 0.03% (a)     $ 12.18     120        $1,458       1.13%     5.55%   0.03%
2015. MRP*, 0.02% (a)     $ 11.54     179        $2,063       1.02%    (1.95)%  0.02%
2014. MRP*, 0.02% (a)     $ 11.77     215        $2,529       1.24%     2.97%   0.02%
2013. MRP*, 0.03% (a)     $ 11.43     204        $2,328       1.40%    14.07%   0.03%
2012. MRP*, 0.01% (a)     $ 10.02     183        $1,830       1.40%    10.84%   0.01%

TARGET 2025 ALLOCATION
2016. MRP*, 0.03% (a)     $ 12.69     228        $2,895       1.41%     7.36%   0.03%
2015. MRP*, 0.02% (a)     $ 11.82     218        $2,578       1.28%    (2.07)%  0.02%
2014. MRP*, 0.02% (a)     $ 12.07     217        $2,618       1.06%     4.05%   0.02%
2013. MRP*, 0.03% (a)     $ 11.60     213        $2,476       1.28%    18.97%   0.03%
2012. MRP*, 0.01% (a)     $  9.75     206        $2,007       1.27%    12.85%   0.01%

TARGET 2035 ALLOCATION
2016. MRP*, 0.03% (a)     $ 12.90     149        $1,919       1.45%     7.95%   0.03%
2015. MRP*, 0.02% (a)     $ 11.95     138        $1,646       1.28%    (2.05)%  0.02%
2014. MRP*, 0.02% (a)     $ 12.20     136        $1,654       1.36%     4.45%   0.02%
2013. MRP*, 0.03% (a)     $ 11.68     116        $1,357       1.45%    22.30%   0.03%
2012. MRP*, 0.01% (a)     $  9.55      90        $  858       1.61%    14.10%   0.01%

TARGET 2045 ALLOCATION
2016. MRP*, 0.03% (a)     $ 12.89     109        $1,405       1.40%     8.59%   0.03%
2015. MRP*, 0.02% (a)     $ 11.87     112        $1,333       1.36%    (2.22)%  0.02%
2014. MRP*, 0.02% (a)     $ 12.14     102        $1,237       1.40%     4.75%   0.02%
2013. MRP*, 0.03% (a)     $ 11.59      92        $1,062       1.59%    25.16%   0.03%
2012. MRP*, 0.01% (a)     $  9.26      60        $  553       1.63%    15.46%   0.01%

TARGET 2055 ALLOCATION
2016. MRP*, 0.03% (a)     $ 10.10      15        $  154       2.47%     9.54%   0.03%
2015. MRP*, 0.02% (a)(d)  $  9.22       4        $   33       2.18%    (6.77)%  0.02%

   ----------
  (a)Contract charge as described in footnote 6 included in these financial statements.
  (b)Units were made available on November 15, 2012. For investments with no units outstanding as of December 31, 2012, no 2012 activity is presented.
  (c)Amount rounds to less than 500 units.
  (d)Units were made available on May 26, 2015.
  * For Separate Account No. 66, this ratio represents as the annual percentage of average net assets for each period indicated. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
  ** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  ***For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.

                                    FSA-93

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2016

8. Financial Highlights (Concluded)

  (+)Rates charged for the year ended December 31, 2016 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.
  # This ratio represents the amount of dividend income, excluding distribution from net realized gains, received by the Variable Investment Options from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests. For the Pooled Separate Accounts, the investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2016 through the date on which the financial statements were issued. Except as noted below, it has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

   The following Variable Investment Options will be involved in a planned merger effective on or about May 19, 2017, subject to regulatory and shareholder approvals. If approved, on the date of the scheduled merger, interests in certain Variable Investment Options (the "Surviving Option") will replace interests in the current investment options (the "Removed Option"), as listed in the table below:

---------------------------------------------------------
REMOVED OPTION                 SURVIVING OPTION
---------------------------------------------------------
All Asset Aggressive-Alt 25    All Asset Growth-Alt 20
---------------------------------------------------------

                                    FSA-94

                             FINANCIAL STATEMENTS

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm...............................................  F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, December 31, 2016 and 2015..............................................  F-2
 Consolidated Statements of Income (Loss), Years Ended December 31, 2016, 2015 and 2014...............  F-4
 Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2016, 2015 and 2014.  F-5
 Consolidated Statements of Equity, Years Ended December 31, 2016, 2015 and 2014......................  F-6
 Consolidated Statements of Cash Flows, Years Ended December 31, 2016, 2015 and 2014..................  F-7
 Notes to Consolidated Financial Statements
   Note 1 -- Organization............................................................................. F-10
   Note 2 -- Significant Accounting Policies.......................................................... F-10
   Note 3 -- Investments.............................................................................. F-31
   Note 4 -- Goodwill and Other Intangible Assets..................................................... F-49
   Note 5 -- Closed Block............................................................................. F-50
   Note 6 -- Contractholder Bonus Interest Credits and Deferred Acquisition Cost...................... F-51
   Note 7 -- Fair Value Disclosures................................................................... F-52
   Note 8 -- Insurance Liabilities.................................................................... F-63
   Note 9 -- Reinsurance Agreements................................................................... F-67
   Note 10 -- Short-Term Debt......................................................................... F-68
   Note 11 -- Related Party Transactions.............................................................. F-69
   Note 12 -- Employee Benefit Plans.................................................................. F-71
   Note 13 -- Share-Based and Other Compensation Programs............................................. F-75
   Note 14 -- Income Taxes............................................................................ F-80
   Note 15 -- Accumulated Other Comprehensive Income (Loss)........................................... F-82
   Note 16 -- Commitments and Contingent Liabilities.................................................. F-83
   Note 17 -- Litigation.............................................................................. F-85
   Note 18 -- Insurance Group Statutory Financial Information......................................... F-86
   Note 19 -- Business Segment Information............................................................ F-87
   Note 20 -- Quarterly Results of Operations (Unaudited)............................................. F-88
   Note 21 -- Events Subsequent to Original Issuance of Financial Statements (Unaudited).............. F-89

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), comprehensive income (loss), equity, and cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries as of December 31, 2016 and 2015 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for no lapse guarantee features related to guaranteed minimum income benefit riders in 2017.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 24, 2017, except for the change in the manner in which the Company accounts for no lapse guarantee features related to guaranteed minimum income benefit riders discussed in Note 2 to the consolidated financial statements and the revision discussed in Note 2 to the consolidated financial statements, as to which the date is December 21, 2017.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2016 AND 2015

                                                      2016       2015
                                                   ---------- ----------
                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value (amortized cost of $32,123 and $31,201).. $   32,570 $   31,893
  Mortgage loans on real estate (net of valuation
   allowances of $8 and $6).......................      9,757      7,171
  Policy loans....................................      3,361      3,393
  Real estate held for production of income.......         56         --
  Other equity investments........................      1,323      1,396
  Trading securities, at fair value...............      9,134      6,886
  Other invested assets...........................      2,226      1,788
                                                   ---------- ----------
   Total investments..............................     58,427     52,527
Cash and cash equivalents.........................      2,950      3,028
Cash and securities segregated, at fair value.....        946        565
Broker-dealer related receivables.................      2,100      1,971
Securities purchased under agreements to resell...         --         79
Deferred policy acquisition costs.................      4,852      5,139
Goodwill and other intangible assets, net.........      3,741      3,733
Amounts due from reinsurers.......................      4,654      4,503
Loans to affiliates...............................        703      1,087
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................     10,316     10,585
Other assets......................................      4,260      4,647
Separate Accounts' assets.........................    111,403    107,497
                                                   ---------- ----------

TOTAL ASSETS...................................... $  204,352 $  195,361
                                                   ========== ==========

LIABILITIES
Policyholders' account balances................... $   38,825 $   32,895
Future policy benefits and other policyholders
  liabilities.....................................     28,939     28,474
Broker-dealer related payables....................        484        404
Securities sold under agreements to repurchase....      1,996      1,890
Customers related payables........................      2,360      1,715
Amounts due to reinsurers.........................        125        131
Short-term debt...................................        513        584
Current and deferred income taxes.................      2,751      3,629
Other liabilities.................................      2,108      2,534
Separate Accounts' liabilities....................    111,403    107,497
                                                   ---------- ----------
   Total liabilities..............................    189,504    179,753
                                                   ---------- ----------
Redeemable Noncontrolling Interest................ $      403 $       13
                                                   ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2016 AND 2015
                                  (CONTINUED)

                                                      2016       2015
                                                   ---------- ----------
                                                       (IN MILLIONS)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding............. $        2 $        2
  Capital in excess of par value..................      5,339      5,321
  Retained earnings...............................      6,005      6,998
  Accumulated other comprehensive income (loss)...          3        215
                                                   ---------- ----------
   Total AXA Equitable's equity...................     11,349     12,536
                                                   ---------- ----------
Noncontrolling interest...........................      3,096      3,059
                                                   ---------- ----------
   Total equity...................................     14,445     15,595
                                                   ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING
  INTEREST AND EQUITY............................. $  204,352 $  195,361
                                                   ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                    2016      2015      2014
                                                  --------  --------  --------
                                                          (IN MILLIONS)
REVENUES
Policy charges and fee income.................... $  3,344  $  3,291  $  3,150
Premiums.........................................      854       828       847
Net derivative gains (losses)....................   (1,163)   (1,075)    3,555
Net investment income (loss).....................    2,318     2,057     2,210
Investment gains (losses), net:
  Total other-than-temporary impairment losses...      (65)      (41)      (72)
  Portion of loss recognized in other
   comprehensive income (loss)...................       --        --        --
                                                  --------  --------  --------
   Net impairment losses recognized..............      (65)      (41)      (72)
  Other investment gains (losses), net...........       81        21        14
                                                  --------  --------  --------
     Total investment gains (losses), net........       16       (20)      (58)
                                                  --------  --------  --------
Investment management and service fees...........    3,755     3,902     3,900
Other income.....................................       36        40        30
                                                  --------  --------  --------
   Total revenues................................    9,160     9,023    13,634
                                                  --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits..........................    2,745     2,457     3,708
Interest credited to policyholders' account
  balances.......................................    1,079       973     1,029
Compensation and benefits........................    1,723     1,783     1,739
Commissions......................................    1,095     1,111     1,147
Distribution related payments....................      372       394       413
Interest expense.................................       16        20        53
Amortization of deferred policy acquisition
  costs, net.....................................      287      (254)     (350)
Other operating costs and expenses...............    1,458     1,497     1,668
                                                  --------  --------  --------
   Total benefits and other deductions...........    8,775     7,981     9,407
                                                  --------  --------  --------
Income (loss) from operations, before income
  taxes..........................................      385     1,042     4,227
Income tax (expense) benefit.....................      168        23    (1,040)
                                                  --------  --------  --------
Net income (loss)................................      553     1,065     3,187
  Less: net (income) loss attributable to the
   noncontrolling interest.......................     (496)     (398)     (382)
                                                  --------  --------  --------
Net Income (Loss) Attributable to AXA Equitable.. $     57  $    667  $  2,805
                                                  ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                     2016     2015      2014
                                                   -------  --------  --------
                                                          (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)................................. $   553  $  1,065  $  3,187
                                                   -------  --------  --------

Other comprehensive income (loss) net of income
taxes:
   Foreign currency translation adjustment........     (18)      (25)      (21)
   Change in unrealized gains (losses), net of
     reclassification adjustment..................    (208)     (828)      912
   Changes in defined benefit plan related items
     not yet recognized in periodic benefit cost,
     net of reclassification adjustment...........      (3)       (4)      (23)
                                                   -------  --------  --------
Total other comprehensive income (loss), net of
  income taxes....................................    (229)     (857)      868
                                                   -------  --------  --------

Comprehensive income (loss).......................     324       208     4,055

  Less: Comprehensive (income) loss attributable
   to noncontrolling interest.....................    (479)     (383)     (353)
                                                   -------  --------  --------

Comprehensive Income (Loss) Attributable to AXA
  Equitable....................................... $  (155) $   (175) $  3,702
                                                   =======  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                      2016       2015       2014
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
  Common stock, at par value, beginning and end
   of year........................................ $       2  $       2  $       2
                                                   ---------  ---------  ---------

  Capital in excess of par value, beginning of
   year...........................................     5,321      5,957      5,908
  Deferred tax on dividend of AB Units............        --        (35)        --
  Non cash capital contribution from AXA
   Financial (See Note 12)........................        --        137         --
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................        --       (772)        --
  Changes in capital in excess of par value.......        18         34         49
                                                   ---------  ---------  ---------
  Capital in excess of par value, end of year.....     5,339      5,321      5,957
                                                   ---------  ---------  ---------

  Retained earnings, beginning of year............     6,998      7,243      5,260
  Cumulative impact of implementing accounting
   change.........................................        --         --       (441)
                                                   ---------  ---------  ---------

  Retained earnings, beginning of year after
   accounting change..............................     6,998      7,243      4,819
  Net income (loss)...............................        57        667      2,805
  Shareholder dividends...........................    (1,050)      (912)      (381)
                                                   ---------  ---------  ---------
  Retained earnings, end of year..................     6,005      6,998      7,243
                                                   ---------  ---------  ---------

  Accumulated other comprehensive income (loss),
   beginning of year..............................       215        285       (603)
  Cumulative impact of implementing accounting
   change.........................................        --         --         (9)
                                                   ---------  ---------  ---------

  Accumulated other comprehensive income,
   beginning of year after accounting change......       215        285       (612)
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................        --        772         --
  Other comprehensive income (loss)...............      (212)      (842)       897
                                                   ---------  ---------  ---------
  Accumulated other comprehensive income (loss),
   end of year....................................         3        215        285
                                                   ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR......    11,349     12,536     13,487
                                                   ---------  ---------  ---------

  Noncontrolling interest, beginning of year......     3,059      2,967      2,934
  Repurchase of AB Holding units..................      (168)      (154)       (62)
  Net income (loss) attributable to
   noncontrolling interest........................       491        398        382
  Dividends paid to noncontrolling interest.......      (384)      (414)      (401)
  Dividend of AB Units by AXA Equitable to AXA
   Financial......................................        --        145         --
  Other comprehensive income (loss) attributable
   to noncontrolling interest.....................       (17)       (15)       (29)
  Other changes in noncontrolling interest........       115        132        143
                                                   ---------  ---------  ---------

     Noncontrolling interest, end of year.........     3,096      3,059      2,967
                                                   ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR......................... $  14,445  $  15,595  $  16,454
                                                   =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                      2016      2015      2014
                                                   ---------  --------  --------
                                                           (IN MILLIONS)
Net income (loss)................................. $     553  $  1,065  $  3,187
Adjustments to reconcile net income (loss) to net
  cash provided by operating activities:
  Interest credited to policyholders' account
   balances.......................................     1,079       973     1,029
  Policy charges and fee income...................    (3,344)   (3,291)   (3,150)
  Net derivative (gains) losses...................     1,163     1,075    (3,555)
  Investment (gains) losses, net..................       (16)       20        58
  Realized and unrealized (gains) losses on
   trading securities.............................        41        43       (22)
  Non-cash long term incentive compensation
   expense........................................       152       172       171
  Amortization of deferred sales commission.......        41        49        42
  Other depreciation and amortization.............       (98)      (18)       44
  Amortization of deferred cost of reinsurance
   asset..........................................       159       121       292
  Amortization of other intangibles...............        29        28        27

Changes in:
  Net broker-dealer and customer related
   receivables/payables...........................       608       (38)     (525)
  Reinsurance recoverable.........................      (304)     (929)     (314)
  Segregated cash and securities, net.............      (381)      (89)      505
  Deferred policy acquisition costs...............       287      (254)     (350)
  Future policy benefits..........................       431       631     1,486
  Current and deferred income taxes...............      (826)       49       793
  Accounts payable and accrued expenses...........       (66)       38      (259)
  Other, net......................................        31        31       (59)
                                                   ---------  --------  --------

Net cash provided by (used in) operating
  activities...................................... $    (461) $   (324) $   (600)
                                                   ---------  --------  --------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
                                  (CONTINUED)

                                                       2016       2015        2014
                                                    ---------  ----------  ---------
                                                              (IN MILLIONS)
Cash flows from investing activities:
  Proceeds from the sale/maturity/prepayment of:
   Fixed maturities, available for sale............ $   7,154  $    4,368  $   3,157
   Mortgage loans on real estate...................       676         609        652
   Trading account securities......................     6,271      10,768      6,099
   Other...........................................        32         134         99
  Payment for the purchase/origination of:
   Fixed maturities, available for sale............    (7,873)     (4,701)    (5,184)
   Mortgage loans on real estate...................    (3,261)     (1,311)    (1,432)
   Trading account securities......................    (8,691)    (12,501)    (7,014)
   Other...........................................      (250)       (132)      (135)
  Cash settlements related to derivative
   instruments.....................................       102         529        999
  Decrease in loans to affiliates..................       384          --         --
  Change in short-term investments.................      (205)       (363)        (5)
  Investment in capitalized software, leasehold
   improvements and EDP equipment..................       (85)        (71)       (83)
  Purchase of business, net of cash acquired.......       (21)         --        (61)
  Other, net.......................................       409         203        157
                                                    ---------  ----------  ---------

Net cash provided by (used in) investing
  activities....................................... $  (5,358) $   (2,468) $  (2,751)
                                                    ---------  ----------  ---------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
                                  (CONTINUED)

                                                      2016       2015       2014
                                                    --------  ---------  ---------
                                                             (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
   Deposits........................................ $  9,746  $   5,757  $   6,011
   Withdrawals.....................................   (2,874)    (2,861)    (2,867)
   Transfer (to) from Separate Accounts............    1,202      1,045        815
  Change in short-term financings..................      (69)        95        221
  Change in collateralized pledged assets..........     (677)        (2)       (12)
  Change in collateralized pledged liabilities.....      125       (270)       430
  (Decrease) increase in overdrafts payable........      (85)        80        (39)
  Repayment of Loans from Affiliates...............       --         --       (825)
  Repayment of long term debt......................       --       (200)        --
  Shareholder dividends paid.......................   (1,050)      (767)      (382)
  Repurchase of AB Holding units...................     (236)      (214)       (90)
  Redemptions of non-controlling interests of
   consolidated VIEs, net..........................     (137)        --         --
  Distribution to noncontrolling interest in
   consolidated subsidiaries.......................     (385)      (414)      (401)
  Increase (decrease) in Securities sold under
   agreement to repurchase.........................      104        939        950
  (Increase) decrease in securities purchased
   under agreement to resell.......................       79        (79)        --
  Other, net.......................................        8          5         (7)
                                                    --------  ---------  ---------

Net cash provided by (used in) financing
  activities.......................................    5,751      3,114      3,804
                                                    --------  ---------  ---------

Effect of exchange rate changes on cash and cash
  equivalents......................................      (10)       (10)       (20)

Change in cash and cash equivalents................      (78)       312        433
Cash and cash equivalents, beginning of year.......    3,028      2,716      2,283
                                                    --------  ---------  ---------

Cash and Cash Equivalents, End of Year............. $  2,950  $   3,028  $   2,716
                                                    ========  =========  =========

Supplemental cash flow information:
  Interest Paid.................................... $     11  $      19  $      72
                                                    ========  =========  =========
  Income Taxes (Refunded) Paid..................... $    613  $     (80) $     272
                                                    ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is a direct, wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct, wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in financial protection.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently.

   Insurance

   The Insurance segment offers a variety of term, variable and universal life insurance products, variable annuity products, employee benefit products and investment products including mutual funds principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable and its indirect, wholly-owned insurance subsidiaries and AXA Equitable Funds Management Group ("AXA Equitable FMG").

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AB"). AB provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AB that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   At December 31, 2016 and 2015, the Company's economic interest in AB was 29.0% and 28.6%, respectively. At December 31, 2016 and 2015, respectively, AXA and its subsidiaries' economic interest in AB (including AXA Financial Group) was approximately 63.7% and 62.8%. AXA Equitable is the parent of AllianceBernstein Corporation, the general partner ("General Partner") of the limited partnership, as a result it consolidates AB in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiaries engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AB; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2016", "2015" and "2014" refer to the years ended December 31, 2016, 2015 and 2014, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Accounting Change

   In third quarter 2017, the Company voluntarily changed to fair value accounting for variable annuity products with the Guaranteed Minimum Income Benefits feature with a no-lapse guarantee ("GMIBNLG") as a retrospective change in accounting principle. Changes in the estimated fair value of the embedded derivative is reported in Net derivative gains (losses). The Company believes that the new method of accounting for the GMIBNLG as an embedded derivative at fair value more accurately reflects the economics of the NLG feature and is more meaningful to users of our financial statements.

   All periods presented, have been adjusted to apply the new method retrospectively. The impact of the change in accounting principle to net income (loss) during the twelve months ended 2016, 2015 and 2014 was an increase of $75 million, and a decrease of $399 million and $1,109 million, respectively. The Company's opening retained earnings decreased $441 million as of January 1, 2014 for the effect of retroactive application of the accounting change.

   Adoption of New Accounting Pronouncements

   In January 2017, the Financial Accounting Standards Board ("FASB") issued new guidance that amends the definition of a business to provide a more robust framework for determining when a set of assets and activities is a business. The definition primarily adds clarity for evaluating whether certain transactions should be accounted for as acquisitions/dispositions of assets or businesses, the latter subject to guidance on business combinations, but also may interact with other areas of accounting where the defined term is used, such as in the application of guidance on consolidation and goodwill impairment. The new guidance is effective for fiscal years ending December 31, 2018. The Company elected to early adopt the new guidance for the year ending December 31, 2016 and implementation of this guidance the adoption did not have a material impact on the Company's consolidated financial statements.

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to the analysis of fee arrangements and related party relationships, modifies the guidance for the evaluation of limited partnerships and similar entities for consolidation to eliminate the presumption of general partner control, and ends the deferral that had been granted to certain investment companies for applying previous VIE guidance. The Company adopted this new standard beginning January 1, 2016, having elected not to early-adopt in previous interim periods, and applied the guidance using a modified retrospective approach, thereby not requiring the restatement of prior year periods. The Company's reevaluation of all legal entities under the new standard resulted in identification of additional VIEs and consolidation of certain investment products of the Investment Management segment that were not consolidated in accordance with previous guidance. See Consolidation of VIEs below.

   In May 2015, the FASB issued new guidance related to disclosures for investments in certain entities that calculate net asset value ("NAV") per share (or its equivalent). Under the new guidance, investments measured at NAV, as a practical expedient for fair value, are excluded from the fair value hierarchy. Removing investments measured using the practical expedient from the fair value hierarchy was intended to eliminate the diversity in practice with respect to the categorization of these investments. The only criterion for categorizing investments in the fair value hierarchy is now the observability of the inputs. The amendment was effective retrospectively for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2015, the FASB issued new guidance, simplifying the presentation of debt issuance costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. The new guidance was effective retrospectively for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance was effective for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance was effective for annual periods, ending after December 15, 2016 and interim periods thereafter. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In January 2014, the FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance was effective for annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In January 2017, the FASB issued updated guidance to simplify the accounting for goodwill impairment. The revised guidance removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. The revised guidance will be applied prospectively, and is effective for fiscal year ending December 31, 2020. Early adoption is permitted for fiscal periods beginning after January 1, 2017. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In October 2016, the FASB issued updated guidance on consolidation of interests held through related parties that are under common control, which alters how a decision maker needs to consider indirect interests in a VIE held through an entity under common control. The new guidance amends the recently adopted consolidation guidance analysis. Under the new guidance, if a decision maker is required to evaluate whether it is the primary beneficiary of a VIE, it will need to consider only its proportionate indirect interest in the VIE held through a common control party. The revised guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016, with early adoption permitted. Adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

   In August 2016, the FASB issued new guidance to simplify elements of cash flow classification. The new guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied using a retrospective transition method. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In June 2016, the FASB issued new guidance related to the accounting for credit losses on financial instruments. The new guidance introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for available-for-sale debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination. The new guidance is effective for interim and annual periods beginning after December 15, 2019 with early adoption permitted for annual periods beginning after December 15, 2018. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance simplifying the transition to the equity method of accounting. The amendment eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods that the investments had been held. The amendment is effective for interim and annual periods beginning after December 15, 2016 and should be applied prospectively upon their effective date to increases in the level of ownership interest or degree of influence that result in the adoption of the equity method. The amendment is not expected to have a material impact on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance on improvements to employee share-based payment accounting. The amendment includes provisions intended to simplify various aspects related to how share-based payments are accounted for and presented in the financial statements including: income tax effects of share-based payments, minimum statutory tax withholding requirements and forfeitures. The amendment is effective for interim and annual periods beginning after December 15, 2016. The provisions will be applied using various transition approaches (prospective, retrospective and modified retrospective). Management is currently evaluating the impact that the adoption of this standard will have on the Company's consolidated financial statements.

   In February 2016, the FASB issued revised guidance to lease accounting. The revised guidance will require lessees to recognize a right-of-use asset and a lease liability for virtually all of their leases. Lessor accounting will continue to be similar to the current model, but updated to align with certain changes to the lessee model. Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing contracts. The revised guidance is effective for interim and annual periods, beginning after December 15, 2018, with early adoption permitted. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In May 2014, the FASB issued new revenue recognition guidance that is intended to improve and converge the financial reporting requirements for revenue from contracts with customers with International Financial Reporting Standards ("IFRS"). The new guidance applies to contracts that deliver goods or services to a customer, except when those contracts are for: insurance, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new guidance is effective for interim and annual periods, beginning after December 15, 2017, with early adoption permitted for interim and annual periods beginning after December 15, 2016. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and income of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York State Department of Financial Services, (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax income from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's income.

   If the actual cumulative income from the Closed Block are greater than the expected cumulative income, only the expected income will be recognized in net income. Actual cumulative income in excess of expected cumulative income at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block income in a subsequent period are less than the expected income for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative income of the Closed Block are less than the expected cumulative income, only actual income would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in other investment income (loss) in the statements of Net income (loss).

   Corporate owned life insurance ("COLI") has been purchased by AXA Equitable and certain subsidiaries on the lives of certain key employees (including former employees) and AXA Equitable and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2016 and 2015, the carrying value of COLI was $892 million and $864 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Net derivative gains (losses)" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Mortgage Loans on Real Estate ("mortgage loans"):

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's Investments Under Surveillance ("IUS") Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2016 and 2015, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $34 million and $72 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of Accumulated Other Comprehensive Income ("AOCI"), net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

   Recognition of Insurance Income and Related Expenses

   Deposits related to UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to income.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in net income (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. In second quarter 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its Reversion to the Mean ("RTM") assumption from 9.0% to 7.0%. The average gross long-term return measurement start date was also updated to December 31, 2014. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2016, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.67% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.67% net of product weighted average Separate Account fees) and 0.0% (-2.33% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2016, the average rate of assumed investment yields, excluding policy loans, was 5.1% grading to 4.5% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in net income in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative income over expected cumulative income as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in net income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period net income (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in net income (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium, investment performance and interest credited, net of surrenders, withdrawals, benefits and charges.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5.0% to 6.3% (weighted average of 5.1%) for approximately 99.0% of life insurance liabilities and from 1.6% to 5.5% (weighted average of 4.3%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to income.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

   For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefits ("GMDB") and/or a guaranteed minimum living benefit ("GMLB," and together with GMDB, the "GMxB features") which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit ("GMIB") base. The Company previously issued certain variable annuity products with guaranteed income benefit ("GIB") features, guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features. The Company has also assumed reinsurance for products with GMxB features.

   Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   Products that have a GMIB feature with a no-lapse guarantee rider ("NLG"), GIB, GWBL, GMWB and GMAB features and the assumed products with GMAB features (collectively "GMxB derivative features liability") are considered either freestanding or embedded derivatives and discussed below under ("Embedded Derivatives").

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (I.E., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to income. Premium deficiency reserves have been recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of income may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional profits followed by loss liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. A profits followed by loss liability is included in "Future policy benefits" and is predominately associated with certain interest-sensitive life contracts.

   Embedded Derivatives

   Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in Net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

   Additionally, the Company cedes and assumes reinsurance for products with GMxB features, which are considered an embedded derivative when part of a reinsurance contract covers risks not treated as derivative or a freestanding derivative otherwise. The GMxB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios.

   Changes in the fair value of embedded and freestanding derivatives are reported on the consolidated statements of income (loss) in Net derivative gains (losses). Reserves for embedded derivatives liabilities and assumed reinsurance contracts are reported in Future policyholders' benefits and other policyholders' liabilities and the GMIB reinsurance contract asset, at fair value is reported in a stand-alone line in the consolidated balance sheets.

   Embedded and freestanding insurance derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent "excess" fees and are reported in Policy charges and fee income.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2016, participating policies, including those in the Closed Block, represent approximately 5.0% ($17,491 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of AXA Equitable. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment income (loss) less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such Separate Accounts are offset within the same line in the consolidated statements of income
   (loss). For 2016, 2015 and 2014, investment results of such Separate Accounts were gains (losses) of $8,222 million, $1,148 million and $5,959 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Advisory and Administrative Services Revenues and Related Expenses

   AXA Equitable FMG performs investment advisory and administrative services to investment companies, currently AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT"), 1290 Funds, AXA Allocation Funds Trusts and AXA Offshore Multimanager Funds Trust ("Other AXA Trusts"). AXA Equitable FMG has entered into sub-advisory agreements with affiliated and unaffiliated registered investment advisers to provide sub-advisory services to AXA Equitable FMG with respect to certain portfolios of EQAT and the Other AXA Trusts. AXA Equitable FMG's administrative services include, among others, fund accounting and compliance services. AXA Equitable FMG has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. to provide certain sub-administration services to AXA Equitable FMG as instructed by AXA Equitable FMG. AXA Equitable FMG earns fees related to these services; the fees are calculated as a percentage of assets under management and are recorded in Investment management and service fees in the Consolidated statements of income (loss) as the related services are performed. Sub-advisory and sub-administrative expenses associated with the services are calculated and recorded as the related services are performed in Other operating costs and expenses in the Consolidated statements of income (loss).

   Recognition of Investment Management Revenues and Related Expenses

   Investment management and service fees principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AB sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AB's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2016 was not impaired.

   AB's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2016. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AB's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AB's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and the purchase of units of the limited partnership interest in AB ("AB Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AB Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Internal-use Software

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   Income Taxes

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   AB is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AB is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AB are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed income of non-U.S. corporate subsidiaries except to the extent that such income are permanently invested outside the United States.

   Accounting and Consolidation of VIE's

   For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations ("CDOs")), the Company first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

   The Company provides seed capital to its investment teams to develop new products and services for their clients. The Company's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. The Company evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   A VIE must be consolidated by its primary beneficiary, which generally is defined as the party that has a controlling financial interest in the VIE. The Company is deemed to have a controlling financial interest in a VIE if it has (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance, and (ii) the obligation to absorb losses of the VIE or the right to receive income from the VIE that potentially could be significant to the VIE. For purposes of evaluating
   (ii) above, fees paid to the Company as a decision maker or service provider are excluded if the fees are compensation for services provided commensurate with the level of effort required to be performed and the arrangement includes only customary terms, conditions or amounts present in arrangements for similar services negotiated at arm's length.

   If the Company has a variable interest in an entity that is determined not to be a VIE, the entity then is evaluated for consolidation under the voting interest entity ("VOE") model. For limited partnerships and similar entities, the Company is deemed to have a controlling financial interest in a VOE, and would be required to consolidate the entity, if the Company owns a majority of the entity's kick-out rights through voting limited partnership interests and other limited partners do not hold substantive participating rights (or other rights that would indicate that the Company does not control the entity). For entities other than limited partnerships, the Company is deemed to have a controlling financial interest in a VOE if it owns a majority voting interest in the entity.

   The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

   At December 31, 2016, the Insurance segment's General Account held approximately $1,209 million of investment assets in the form of equity interests issued by non-corporate legal entities determined under the new guidance to be VIEs, such as limited partnerships and limited liability companies, including hedge funds, private equity funds, and real estate-related funds. As an equity investor, the Insurance segment is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests and/or other financial arrangements, if any, the Insurance segment was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheet as Other equity investments and to apply the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are approximately $157,986 million. The Company's maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1,209 million and approximately $697 million of unfunded commitments at December 31, 2016. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

   As a result of adopting the new guidance, the Company identified for consolidation under the VIE model three investment funds sponsored by AB. In addition, the Company identified as a VIE an AB private equity fund previously consolidated at December 31, 2015 under the VOE model. The assets of these consolidated VIEs are presented within other invested assets and cash and cash equivalents and liabilities of these consolidated VIEs are presented within other liabilities on the face of the Company's consolidated balance sheet at December 31, 2016; ownership interests not held by the Company relating to these consolidated VIEs are presented either as redeemable or non-redeemable non-controlling interest, as appropriate.

   In 2016, subsequent to the initial adoption of the VIEs guidance, AB consolidated six additional investment funds that were classified as VIEs in which AB obtained a controlling financial interest due to its investment in those funds and deconsolidated a VIE of which AB no longer was the primary beneficiary due to the redemption of its seed money from the fund. At the time of adoption of the new consolidation guidance, AXA financial consolidated total assets of $265 million, total liabilities of $14 million and redeemable non-controlling interest of $251 million in the consolidated balance sheet. As of December 31, 2016 AXA financial consolidated
   $933 million of assets, liabilities of $293 million and redeemable non-controlling interest of $392 million associated with the consolidation of VIEs.

   As of December 31, 2016, the net assets of investment products sponsored by AB that are non-consolidated VIEs are approximately $43,700 million and the Company's maximum exposure to loss from its direct involvement with these VIEs is its investment of $13 million at December 31, 2016. The Company has no further commitments to or economic interest in these VIEs.

   Assumption Updates and Model Changes

   In 2016, the Company made several assumption updates and model changes including the following (1) updated the premium funding assumption used in setting variable life policyholder benefit reserves; (2) made changes in the model used in calculating premium loads, which increased interest sensitive life policyholder benefit reserves; (3) updated its mortality assumption for certain VISL products as a result of favorable mortality experience for some of its older products and unfavorable mortality experience on some of its newer products and (4) updated the General Account spread and yield assumptions for certain VISL products to reflect lower expected investment yields.

   The net impact of these model changes and assumption updates in 2016 decreased policyholders' benefits by $135 million, increased the amortization of DAC by $417 million, increased Policy charges and fee income by $35 million, decreased Income from operations before income taxes by $247 million and decreased Net income by approximately $161 million.

   In 2015 the Company announced it would raise cost of insurance ("COI") rates for certain UL policies issued between 2004 and 2007, which have both issue ages 70 and above and a current face value amount of $1 million and above, effective in 2016. The Company raised the COI rates for these policies as management expects future mortality and investment experience to be less favorable than what was anticipated when the original schedule of COI rates was established. This COI rate increase was larger than the increase that previously had been anticipated in management's reserve assumptions. As a result, management updated the assumption to reflect the actual COI rate increase, resulting in a $71 million and $46 million increase in Income from operations before income taxes and Net income, respectively, in 2015.

   In 2015, expectations of long-term lapse and partial withdrawal rates for variable annuities with GMDB and GMIB guarantees were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. Also in 2015, expectations of GMIB election rates were lowered for certain ages based on emerging experience. This decreased the expected future GMIB claim cost and the fair value of the GMIB reinsurance contract asset, while increasing the expected future GMDB claim cost. The impact of these assumption updates in 2015 were a net decrease in the fair value of the GMIB reinsurance contract asset of $746 million, and increase in the fair value of the GMIBNLG liability of $786 million, a decrease in the GMDB/GMIB reserves of $864 million and a decrease in the amortization of DAC of $32 million. In 2015, this assumption update decreased Income from operations before income taxes and Net income by approximately $636 million and $413 million, respectively.

   In 2015, based upon management's then current expectations of interest rates and future fund growth, the Company updated its reversion to the mean ("RTM") assumption used to calculate GMDB/GMIB and VISL reserves and amortization DAC from 9.0% to 7.0%. The impact of this assumption update in 2015 was an increase in GMIB/GMDB reserves of $570 million, an increase in VISL reserves of $29 million and decrease in amortization of DAC of $73 million. In 2015, this assumption update decreased Income from operations before income taxes and Net income by approximately $527 million and $342 million, respectively.

   In 2015, expectations of long-term lapse rates for certain Accumulator(R) products at certain durations and moneyness levels were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. The impact of this assumption update in 2015 was an increase in the fair value of the GMIB reinsurance contract asset of $216 million, an increase in the fair value of the GMIBNLG liability of $101 million, an increase in the GMIB reserves of $53 million and a decrease in the amortization of DAC of $12 million. In 2015, this assumption update increased Income from operations before income taxes and Net income by approximately $74 million and $48 million, respectively.

   In 2015, the Company launched a lump sum payment option to certain contract holders with GMIB and GWBL benefits at the time their AAV falls to zero. As a result, the Company updated its future reserve assumptions to incorporate the expectation that some policyholders will utilize this option. The impact of this assumption update in 2015 resulted in a decrease in the fair value of the GMIB reinsurance contract asset of $263 million, a decrease in the fair value of the GMIBNLG liability of $320 million and a decrease in the GMIB reserves of $47 million. In 2015, this assumption update increased Income from operations before income taxes and Net income by approximately $103 million and $67 million, respectively.

   In 2014, the Company updated its assumptions of future GMIB costs as a result of lower expected short term lapses for those policyholders who did not accept the GMIB buyout offer that expired in third quarter 2014. The impacts of this refinement in 2014 resulted in an increase in the fair value of the GMIB reinsurance asset of $62 million, an increase in the fair value of the GMIBNLG liability of $33 million and an increase in the GMIB reserves of $15 million. In 2014, this assumption update increased Income from operations before income taxes and Net income by approximately $13 million and $9 million, respectively.

   In addition, in 2014, the Company made a change in the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and guaranteed minimum accumulation benefit ("GMAB") liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these changes in 2014 were a

   $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Income (Loss) in Net derivative gains (losses). In 2014, these changes increased Income from operations before income taxes and Net income by approximately $473 million and $307 million, respectively.

   Revision of Prior Period Financial Statements

   In 2017, management identified errors in its previous financial statements. These errors primarily related to errors in the calculation of policyholders' benefit reserves for one of the Company's variable annuity products with indexed-linked features and the calculation of DAC amortization for certain variable and interest sensitive life products. Management evaluated the impact of these errors both individually and in the aggregate and concluded they were not material to any previously reported annual and quarterly financial statements. In order to improve the consistency and comparability of the financial statements, management has voluntarily revised the consolidated balance sheet as of December 31, 2016 and 2015 and the related consolidated statements of income (loss), comprehensive income (loss), shareholders' equity and of cash flows for the years ended December 31, 2016, 2015 and 2014 to include the revisions discussed above and all previously recorded out-of-period adjustments in each of the applicable periods for comparability purposes. The impacts of these revisions to each of the previously reported consolidated statements are disclosed below. This information has been corrected from the information previously presented in the third quarter 2017 Form 10-Q (the "Q3 2017 Form 10-Q").

                                              AS PREVIOUSLY REPORTED IMPACT OF REVISIONS/(1)/      AS REVISED
                                              ---------------------  ------------------------ ---------------------
                                                  DECEMBER 31,          DECEMBER 31,              DECEMBER 31,
                                              ---------------------  -----------------------  ---------------------
                                                 2016        2015     2016         2015          2016       2015
                                              ----------  ---------- ------       -----       ---------- ----------
                                                                    (IN MILLIONS)
ASSETS:
  Real estate held for production of income.. $       45  $       -- $   11       $  --       $       56 $       --
  Other equity investments...................      1,363       1,477    (40)        (81)           1,323      1,396
  Trading securities, at fair value..........      9,134       6,805     --          81            9,134      6,886
  Other invested assets......................      2,186       1,788     40          --            2,226      1,788
                                                                          ------       -----
  Total investments..........................     58,416      52,527     11          --           58,427     52,527
  DAC........................................      4,301       4,469      6         105            4,307      4,574
  Amounts due from reinsurers................      4,635       4,466     19          37            4,654      4,503
  Guaranteed minimum income
   benefit reinsurance asset, at fair value..     10,309      10,570      7          15           10,316     10,585
  Other assets...............................      4,260       4,634     --          13            4,260      4,647
                                                                          ------       -----
   Total Assets.............................. $  203,764  $  194,626 $   43       $ 170       $  203,807 $  194,796
                                                                          ------       -----
LIABILITIES:
  Policyholders' account balances............ $   38,782  $   33,033 $   43       $(138)      $   38,825 $   32,895
  Future policyholders' benefits and other
   policyholders' liabilities................     25,358      24,531    145         355           25,503     24,886
  Current and deferred taxes.................      3,816       4,647    (52)         40            3,764      4,687
  Other liabilities..........................      2,108       2,586     --         (52)           2,108      2,534
                                                                          ------       -----
   Total Liabilities.........................    186,945     177,018    136         205          187,081    177,223
                                                                          ------       -----
EQUITY:
  Retained Earnings..........................      7,983       8,958   (104)        (11)           7,879      8,947
  Accumulated other comprehensive income
   (loss)....................................          7         228     --           3                7        231
  AXA Equitable Equity.......................     13,331      14,509   (104)         (8)          13,227     14,501
  Noncontrolling interest....................      3,085       3,086     11         (27)           3,096      3,059
  Equity.....................................     16,416      17,595    (93)        (35)          16,323     17,560
                                                                          ------       -----
   Total Liabilities and Equity.............. $  203,764  $  194,626 $   43       $ 170       $  203,807 $  194,796
                                                                          ======       =====

  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                    AS PREVIOUSLY REPORTED        IMPACT OF REVISIONS/(1)/
                                                ------------------------------  ---------------------------
                                                    YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                ------------------------------  ---------------------------
                                                   2016      2015       2014      2016     2015      2014
                                                ---------  --------  ---------  -------  --------  --------
                                                                                       (IN MILLIONS)
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income............... $   3,423  $  3,208  $   3,115  $   194  $    323  $    242
   Premiums....................................       880       854        874      (26)      (26)      (27)
   Net derivative gains (losses)...............    (1,280)     (208)     5,409       43      (140)      (65)
                                                                                -------  --------  --------
       Total revenues..........................     9,148     9,833     15,480      211       157       150
                                                                                -------  --------  --------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     2,913     2,743      3,579      174       126       453
   Interest credited to Policyholder's
     Account Balances..........................       978     1,048      1,155      101       (75)     (126)
   Amortization of deferred policy
     acquisition costs, net....................       162      (331)      (413)      97        17        29
   Other operating costs and expenses..........     1,458     1,415      1,692       --        82       (24)
                                                                                -------  --------  --------
       Total benefits and other deductions.....     8,717     8,183      9,365      372       150       332
                                                                                -------  --------  --------
  Income (loss) from operations, before
   income taxes................................       431     1,650      6,115     (161)        7      (182)
  Income tax (expense) benefit.................       113      (186)    (1,695)      95        (7)       58
  Net income (loss)............................       544     1,464      4,420      (66)       --      (124)
  Less: net (income) loss attributable to
   the noncontrolling interest.................      (469)     (403)      (387)     (27)        5         5
                                                                                -------  --------  --------
  Net income (loss) attributable to AXA
   Equitable................................... $      75  $  1,061  $   4,033  $   (93) $      5  $   (119)
                                                                                =======  ========  ========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
Net income (loss).............................. $     544  $  1,464  $   4,420  $   (66) $     --  $   (124)
Change in unrealized gains (losses), net of
  reclassification adjustment..................      (217)     (881)       969       (3)        3        --
  Total other comprehensive income (loss),
   net of income taxes.........................      (238)     (910)       925       (3)        3        --
Comprehensive income (loss)....................       306       554      5,345      (69)        3      (124)
Less: Comprehensive (income) loss
  attributable to noncontrolling interest......      (452)     (388)      (358)     (27)        5         5
                                                                                -------  --------  --------
  Comprehensive income (loss) attributable
   to AXA Equitable............................ $    (146) $    166  $   4,987  $   (96) $      8  $   (119)
                                                                                =======  ========  ========

                                                          AS REVISED
                                                ------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                ------------------------------
                                                   2016      2015       2014
                                                ---------  --------  ---------

STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income............... $   3,617  $  3,531  $   3,357
   Premiums....................................       854       828        847
   Net derivative gains (losses)...............    (1,237)     (348)     5,344

       Total revenues..........................     9,359     9,990     15,630

  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     3,087     2,869      4,032
   Interest credited to Policyholder's
     Account Balances..........................     1,079       973      1,029
   Amortization of deferred policy
     acquisition costs, net....................       259      (314)      (384)
   Other operating costs and expenses..........     1,458     1,497      1,668

       Total benefits and other deductions.....     9,089     8,333      9,697

  Income (loss) from operations, before
   income taxes................................       270     1,657      5,933
  Income tax (expense) benefit.................       208      (193)    (1,637)
  Net income (loss)............................       478     1,464      4,296
  Less: net (income) loss attributable to
   the noncontrolling interest.................      (496)     (398)      (382)

  Net income (loss) attributable to AXA
   Equitable................................... $     (18) $  1,066  $   3,914

STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
Net income (loss).............................. $     478  $  1,464  $   4,296
Change in unrealized gains (losses), net of
  reclassification adjustment..................      (220)     (878)       969
  Total other comprehensive income (loss),
   net of income taxes.........................      (241)     (907)       925
Comprehensive income (loss)....................       237       557      5,221
Less: Comprehensive (income) loss
  attributable to noncontrolling interest......      (479)     (383)      (353)

  Comprehensive income (loss) attributable
   to AXA Equitable............................ $    (242) $    174  $   4,868


  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                    AS PREVIOUSLY REPORTED        IMPACT OF REVISIONS/(1)/
                                               -------------------------------  ---------------------------
                                                   YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                               -------------------------------  ---------------------------
                                                  2016       2015       2014      2016      2015      2014
                                               ---------  ---------  ---------  --------  --------  -------
                                                                                       (IN MILLIONS)
STATEMENTS OF EQUITY:
  Capital in excess of par value, beginning
   of year.................................... $   5,321  $   5,957  $   5,934  $     --  $     --  $   (26)
  Deferred tax on dividend of AB Units........        --        (35)       (26)       --        --       26
                                                                                --------  --------  -------
  Capital in excess of par value, end of year.     5,339      5,321      5,957        --        --       --
  Retained earnings, beginning of year........ $   8,958  $   8,809  $   5,205  $    (11) $    (16) $    55
  Stockholder dividends.......................    (1,050)      (912)      (429)       --        --       48
  Net income (loss)...........................        75      1,061      4,033       (93)        5     (119)
                                                                                --------  --------  -------
  Retained earnings, end of period............     7,983      8,958      8,809      (104)      (11)     (16)
                                                                                --------  --------  -------
  Accumulated other comprehensive income
   (loss), beginning of year..................       228        351       (603)        3        --       --
  Other comprehensive income (loss)...........      (221)      (895)       954        (3)        3       --
                                                                                --------  --------  -------
  Accumulated other comprehensive income
   (loss), end of year........................         7        228        351        --         3       --
                                                                                --------  --------  -------
   Total AXA Equitable's equity, end of
     period...................................    13,331     14,509     15,119      (104)       (8)     (16)
                                                                                --------  --------  -------
  Noncontrolling interest, beginning of year..     3,086      2,989      2,903       (27)      (22)      31
  Net income (loss) attributable to
   noncontrolling interest....................       464        403        387        27        (5)      (5)
  Dividend of AB Units by AXA Equitable to
   AXA Financial..............................        --        145         48        --        --      (48)
  Other changes in noncontrolling interest....       104        132        143        11        --       --
                                                                                --------  --------  -------
  Noncontrolling interest, end of year........     3,085      3,086      2,989        11       (27)     (22)
                                                                                --------  --------  -------
   TOTAL EQUITY, END OF PERIOD................ $  16,416  $  17,595  $  18,108  $    (93) $    (35) $   (38)
                                                                                ========  ========  =======
STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss).......................... $     544  $   1,464  $   4,420  $    (66) $     --  $  (124)
   Policy charges and fee income..............    (3,423)    (3,208)    (3,115)     (194)     (323)    (242)
   Interest credited to policyholders'
     account balances.........................       978      1,048      1,155       101       (75)    (126)
   Net derivative (gains) loss................     1,280        208     (5,409)      (43)      140       65
   Amortization of deferred cost of
     reinsurance asset........................       159         39        302        --        82      (10)

                                                          AS REVISED
                                               -------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                               -------------------------------
                                                  2016       2015       2014
                                               ---------  ---------  ---------

STATEMENTS OF EQUITY:
  Capital in excess of par value, beginning
   of year.................................... $   5,321  $   5,957  $   5,908
  Deferred tax on dividend of AB Units........        --        (35)        --

  Capital in excess of par value, end of year.     5,339      5,321      5,957
  Retained earnings, beginning of year........ $   8,947  $   8,793  $   5,260
  Stockholder dividends.......................    (1,050)      (912)      (381)
  Net income (loss)...........................       (18)     1,066      3,914

  Retained earnings, end of period............     7,879      8,947      8,793

  Accumulated other comprehensive income
   (loss), beginning of year..................       231        351       (603)
  Other comprehensive income (loss)...........      (224)      (892)       954

  Accumulated other comprehensive income
   (loss), end of year........................         7        231        351

   Total AXA Equitable's equity, end of
     period...................................    13,227     14,501     15,103

  Noncontrolling interest, beginning of year..     3,059      2,967      2,934
  Net income (loss) attributable to
   noncontrolling interest....................       491        398        382
  Dividend of AB Units by AXA Equitable to
   AXA Financial..............................        --        145         --
  Other changes in noncontrolling interest....       115        132        143

  Noncontrolling interest, end of year........     3,096      3,059      2,967

   TOTAL EQUITY, END OF PERIOD................ $  16,323  $  17,560  $  18,070

STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss).......................... $     478  $   1,464  $   4,296
   Policy charges and fee income..............    (3,617)    (3,531)    (3,357)
   Interest credited to policyholders'
     account balances.........................     1,079        973      1,029
   Net derivative (gains) loss................     1,237        348     (5,344)
   Amortization of deferred cost of
     reinsurance asset........................       159        121        292

  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                  AS PREVIOUSLY REPORTED      IMPACT OF REVISIONS/(1)/
                                               ----------------------------  -------------------------
                                                  YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                               ----------------------------  -------------------------
                                                 2016      2015      2014      2016     2015     2014
                                               --------  --------  --------  -------  -------  -------
                                                                                   (IN MILLIONS)
   Changes in:
   Future policy benefits..................... $    803  $    878  $  1,518  $   (30) $   165  $   292
   Deferred Policy Acquisition costs..........      162      (331)     (413)      97       17       29
   Reinsurance recoverable....................     (534)     (916)     (488)     230      (13)     174
   Current and deferred income taxes..........     (771)      258     1,448      (95)       7      (58)
   Other......................................       31       111       (98)      --      (80)      39
                                                                             -------  -------  -------
  Net cash provided by (used in) operating
   activities................................. $   (461) $   (244) $   (639) $    --  $   (80) $    39
                                                                             =======  =======  =======

  CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' accounts balance deposits... $  9,342  $  5,757  $  6,011  $   404  $    --  $    --
   Policyholders' accounts balance transfer
     (to) from Separate Accounts..............    1,606     1,045       815     (404)      --       --
   (Decrease) increase in overdrafts payable..      (85)       --        --       --       80      (39)
                                                                             -------  -------  -------
  Net cash provided by (used in) financing
   activities................................. $  5,751  $  3,034  $  3,843  $    --  $    80  $   (39)
                                                                             =======  =======  =======

                                                        AS REVISED
                                               ----------------------------
                                                  YEAR ENDED DECEMBER 31,
                                               ----------------------------
                                                 2016      2015      2014
                                               --------  --------  --------

   Changes in:
   Future policy benefits..................... $    773  $  1,043  $  1,810
   Deferred Policy Acquisition costs..........      259      (314)     (384)
   Reinsurance recoverable....................     (304)     (929)     (314)
   Current and deferred income taxes..........     (866)      265     1,390
   Other......................................       31        31       (59)

  Net cash provided by (used in) operating
   activities................................. $   (461) $   (324) $   (600)


  CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' accounts balance deposits... $  9,746  $  5,757  $  6,011
   Policyholders' accounts balance transfer
     (to) from Separate Accounts..............    1,202     1,045       815
   (Decrease) increase in overdrafts payable..      (85)       80       (39)

  Net cash provided by (used in) financing
   activities................................. $  5,751  $  3,114  $  3,804


  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

   The following table presents the effects of the accounting change to the Company's previously reported consolidated balance sheet as of December 31, 2016 and 2015 and the related consolidated statements of income (loss), comprehensive income (loss), shareholders' equity and of cash flows for the years ended December 31, 2016, 2015 and 2014. This information has been corrected from the information previously presented in the third quarter 2017 Form 10-Q (the "Q3 2017 Form 10-Q").

                                              AS PREVIOUSLY REPORTED IMPACT OF ACCOUNTING
                                              AND ADJUSTED HEREIN       CHANGE/(1)/          AS REVISED
                                              ---------------------- -------------------  -----------------
                                                DECEMBER 31,           DECEMBER 31,         DECEMBER 31,
                                              ---------------------- -------------------  -----------------
                                                2016        2015       2016       2015      2016     2015
                                              --------    --------   -------    -------   -------- --------
                                                                  (IN MILLIONS)
ASSETS:
  DAC........................................ $  4,307    $  4,574   $   545    $   565   $  4,852 $  5,139
                                                                       -------   -------
   Total Assets.............................. $203,807    $194,796   $   545    $   565   $204,352 $195,361
                                                                       -------   -------
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................   25,503      24,886     3,436      3,588     28,939   28,474
  Current and deferred taxes.................    3,764       4,687    (1,013)    (1,058)     2,751    3,629
                                                                       -------   -------
   Total Liabilities.........................  187,081     177,223     2,423      2,530    189,504  179,753
                                                                       -------   -------

  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                               AS PREVIOUSLY REPORTED IMPACT OF ACCOUNTING
                                                AND ADJUSTED HEREIN       CHANGE/(1)/           AS REVISED
                                               ---------------------  ------------------   ---------------------
                                                   DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                               ---------------------  ------------------   ---------------------
                                                  2016        2015       2016       2015      2016       2015
                                               ----------  ---------- ---------   -------  ---------- ----------
                                                                        (IN MILLIONS)
  EQUITY:
   Retained Earnings.......................... $    7,879  $    8,947 $  (1,874)  $(1,949) $    6,005 $    6,998
   Accumulated other comprehensive income
     (loss)...................................          7         231        (4)      (16)          3        215
     AXA Equitable Equity.....................     13,227      14,501    (1,878)   (1,965)     11,349     12,536
       Equity.................................     16,323      17,560    (1,878)   (1,965)     14,445     15,595
                                                                      ---------   -------
Total Liabilities and Equity.................. $  203,807  $  194,796 $     545   $   565  $  204,352 $  195,361
                                                                      =========   =======

  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                    AS PREVIOUSLY REPORTED         IMPACT OF ACCOUNTING
                                                     AND ADJUSTED HEREIN               CHANGE/(1)/
                                                -----------------------------  ---------------------------
                                                   YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                -----------------------------  ---------------------------
                                                   2016      2015      2014      2016     2015      2014
                                                ---------  --------  --------  -------  -------  ---------
                                                                                       (IN MILLIONS)
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income............... $   3,617  $  3,531  $  3,357  $  (273) $  (240) $    (207)
   Net derivative gains (losses)...............    (1,237)     (348)    5,344       74     (727)    (1,789)
                                                                               -------  -------  ---------
       Total revenues..........................     9,359     9,990    15,630     (199)    (967)    (1,996)
                                                                               -------  -------  ---------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     3,087     2,869     4,032     (342)    (412)      (324)
   Amortization of deferred policy
     acquisition costs.........................       259      (314)     (384)      28       60         34
                                                                               -------  -------  ---------
       Total benefits and other deductions.....     9,089     8,333     9,697     (314)    (352)      (290)
                                                                               -------  -------  ---------
  Income (loss) from operations, before
   income taxes................................       270     1,657     5,933      115     (615)    (1,706)
  Income tax (expense) benefit.................       208      (193)   (1,637)     (40)     216        597
                                                                               -------  -------  ---------
  Net income (loss)............................       478     1,464     4,296       75     (399)    (1,109)
                                                                               -------  -------  ---------
  Net income (loss) attributable to AXA
   Equitable................................... $     (18) $  1,066  $  3,914  $    75  $  (399) $  (1,109)
                                                                               =======  =======  =========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)............................ $     478  $  1,464  $  4,296  $    75  $  (399) $  (1,109)
  Change in unrealized gains (losses), net
   of reclassification adjustment..............      (220)     (878)      969       12       50        (57)
   Total other comprehensive income (loss),
     net of income taxes.......................      (241)     (907)      925       12       50        (57)
  Comprehensive income (loss)..................       237       557     5,221       87     (349)    (1,166)
                                                                               -------  -------  ---------
   Comprehensive income (loss) attributable
     to AXA Equitable.......................... $    (242) $    174  $  4,868  $    87  $  (349) $  (1,166)
                                                                               =======  =======  =========

                                                           AS REVISED
                                                -------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                -------------------------------
                                                   2016       2015       2014
                                                ---------  ---------  ---------

STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income............... $   3,344  $   3,291  $   3,150
   Net derivative gains (losses)...............    (1,163)    (1,075)     3,555

       Total revenues..........................     9,160      9,023     13,634

  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     2,745      2,457      3,708
   Amortization of deferred policy
     acquisition costs.........................       287       (254)      (350)

       Total benefits and other deductions.....     8,775      7,981      9,407

  Income (loss) from operations, before
   income taxes................................       385      1,042      4,227
  Income tax (expense) benefit.................       168         23     (1,040)

  Net income (loss)............................       553      1,065      3,187

  Net income (loss) attributable to AXA
   Equitable................................... $      57  $     667  $   2,805

STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)............................ $     553  $   1,065  $   3,187
  Change in unrealized gains (losses), net
   of reclassification adjustment..............      (208)      (828)       912
   Total other comprehensive income (loss),
     net of income taxes.......................      (229)      (857)       868
  Comprehensive income (loss)..................       324        208      4,055

   Comprehensive income (loss) attributable
     to AXA Equitable.......................... $    (155) $    (175) $   3,702


  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                    AS PREVIOUSLY REPORTED            IMPACT OF ACCOUNTING
                                                     AND ADJUSTED HEREIN                  CHANGE/(1)/
                                               -------------------------------  -------------------------------
                                                   YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                               -------------------------------  -------------------------------
                                                  2016       2015       2014       2016       2015       2014
                                               ---------  ---------  ---------  ---------  ---------  ---------
                                                                                         (IN MILLIONS)
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........ $   8,947  $   8,793  $   5,260  $  (1,949) $  (1,550) $    (441)
  Stockholder dividends.......................    (1,050)      (912)      (381)        --         --         --
  Net income (loss)...........................       (18)     1,066      3,914         75       (399)    (1,109)
                                                                                ---------  ---------  ---------
  Retained earnings, end of period............     7,879      8,947      8,793     (1,874)    (1,949)    (1,550)
                                                                                ---------  ---------  ---------
  Accumulated other comprehensive income
   (loss), beginning of year..................       231        351       (603)       (16)       (66)        (9)
  Other comprehensive income (loss)...........      (224)      (892)       954         12         50        (57)
                                                                                ---------  ---------  ---------
  Accumulated other comprehensive income
   (loss), end of year........................         7        231        351         (4)       (16)       (66)
                                                                                ---------  ---------  ---------
   Total AXA Equitable's equity, end of
     period...................................    13,227     14,501     15,103     (1,878)    (1,965)    (1,616)
                                                                                ---------  ---------  ---------
     TOTAL EQUITY, END OF PERIOD.............. $  16,323  $  17,560  $  18,070  $  (1,878) $  (1,965) $  (1,616)
                                                                                =========  =========  =========
STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss).......................... $     478  $   1,464  $   4,296  $      75  $    (399) $  (1,109)
   Policy charges and fee income..............    (3,617)    (3,531)    (3,357)       273        240        207
   Net derivative (gains) loss................     1,237        348     (5,344)       (74)       727      1,789
   Changes in:
   Future policy benefits.....................       773      1,043      1,810       (342)      (412)      (324)
   Deferred Policy Acquisition costs..........       259       (314)      (384)        28         60         34
   Current and deferred income taxes..........      (866)       265      1,390         40       (216)      (597)
                                                                                ---------  ---------  ---------
  Net cash provided by (used in) operating
   activities................................. $    (461) $    (324) $    (600) $      --  $      --  $      --
                                                                                =========  =========  =========

                                                          AS REVISED
                                               -------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                               -------------------------------
                                                  2016       2015       2014
                                               ---------  ---------  ---------

STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........ $   6,998  $   7,243  $   4,819
  Stockholder dividends.......................    (1,050)      (912)      (381)
  Net income (loss)...........................        57        667      2,805

  Retained earnings, end of period............     6,005      6,998      7,243

  Accumulated other comprehensive income
   (loss), beginning of year..................       215        285       (612)
  Other comprehensive income (loss)...........      (212)      (842)       897

  Accumulated other comprehensive income
   (loss), end of year........................         3        215        285

   Total AXA Equitable's equity, end of
     period...................................    11,349     12,536     13,487

     TOTAL EQUITY, END OF PERIOD.............. $  14,445  $  15,595  $  16,454

STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss).......................... $     553  $   1,065  $   3,187
   Policy charges and fee income..............    (3,344)    (3,291)    (3,150)
   Net derivative (gains) loss................     1,163      1,075     (3,555)
   Changes in:
   Future policy benefits.....................       431        631      1,486
   Deferred Policy Acquisition costs..........       287       (254)      (350)
   Current and deferred income taxes..........      (826)        49        793

  Net cash provided by (used in) operating
   activities................................. $    (461) $    (324) $    (600)


  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                          GROSS      GROSS
                                              AMORTIZED UNREALIZED UNREALIZED               OTTI
                                                COST      GAINS      LOSSES   FAIR VALUE IN AOCI/(3)/
                                              --------- ---------- ---------- ---------- -----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2016
-----------------
Fixed Maturity Securities:
  Public corporate........................... $  12,418   $    675     $   81  $  13,012       $  --
  Private corporate..........................     6,880        215         55      7,040          --
  U.S. Treasury, government and agency.......    10,739        221        624     10,336          --
  States and political subdivisions..........       432         63          2        493          --
  Foreign governments........................       375         29         14        390          --
  Commercial mortgage-backed.................       415         28         72        371           7
  Residential mortgage-backed/(1)/...........       294         20         --        314          --
  Asset-backed/(2)/..........................        51         10          1         60           3
  Redeemable preferred stock.................       519         45         10        554          --
                                              ---------   --------     ------  ---------       -----
   Total Fixed Maturities....................    32,123      1,306        859     32,570          10
Equity securities............................       113         --         --        113          --
                                              ---------   --------     ------  ---------       -----

Total at December 31, 2016................... $  32,236   $  1,306     $  859  $  32,683       $  10
                                              =========   ========     ======  =========       =====

December 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $  12,890   $    688     $  202  $  13,376       $  --
  Private corporate..........................     6,818        232        124      6,926          --
  U.S. Treasury, government and agency.......     8,800        280        305      8,775          --
  States and political subdivisions..........       437         68          1        504          --
  Foreign governments........................       397         36         18        415          --
  Commercial mortgage-backed.................       591         29         87        533           9
  Residential mortgage-backed/(1)/...........       608         32         --        640          --
  Asset-backed/(2)/..........................        68         10          1         77           3
  Redeemable preferred stock.................       592         57          2        647          --
                                              ---------   --------     ------  ---------       -----
   Total Fixed Maturities....................    31,201      1,432        740     31,893          12
Equity securities............................        34         --          2         32          --
                                              ---------   --------     ------  ---------       -----

Total at December 31, 2015................... $  31,235   $  1,432     $  742  $  31,925       $  12
                                              =========   ========     ======  =========       =====

/(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
/(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
/(3)/Amounts represent OTTI losses in AOCI, which were not included in net income (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities at December 31, 2016 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2016

                                               AMORTIZED
                                                 COST     FAIR VALUE
                                              ----------- -----------
                                                   (IN MILLIONS)
Due in one year or less...................... $     1,537 $     1,549
Due in years two through five................       7,736       8,128
Due in years six through ten.................       8,898       9,005
Due after ten years..........................      12,673      12,589
                                              ----------- -----------
   Subtotal..................................      30,844      31,271
Commercial mortgage-backed securities........         415         371
Residential mortgage-backed securities.......         294         314
Asset-backed securities......................          51          60
Redeemable preferred stocks..................         519         554
                                              ----------- -----------
Total........................................ $    32,123 $    32,570
                                              =========== ===========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2016, 2015 and 2014:

                                                      December 31,
                                              ---------------------------
                                                 2016      2015     2014
                                              ---------  -------  -------
                                                     (IN MILLIONS)
Proceeds from sales.......................... $   4,324  $   979  $   716
                                              =========  =======  =======
Gross gains on sales......................... $     111  $    33  $    21
                                              =========  =======  =======
Gross losses on sales........................ $     (58) $    (8) $    (9)
                                              =========  =======  =======
Total OTTI................................... $     (65) $   (41) $   (72)
                                              =========  =======  =======
Non-credit losses recognized in OCI..........        --       --       --
                                              ---------  -------  -------
Credit losses recognized in net income (loss) $     (65) $   (41) $   (72)
                                              =========  =======  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                 2016       2015
                                              ---------  ---------
                                                  (IN MILLIONS)
Balances at January 1,....................... $    (198) $    (254)
Previously recognized impairments on
  securities that matured, paid, prepaid or
  sold.......................................        73         97
Recognized impairments on securities
  impaired to fair value this period/(1)/....       (17)       (11)
Impairments recognized this period on
  securities not previously impaired.........       (46)       (22)
Additional impairments this period on
  securities previously impaired.............        (2)        (8)
Increases due to passage of time on
  previously recorded credit losses..........        --         --
Accretion of previously recognized
  impairments due to increases in expected
  cash flows.................................        --         --
                                              ---------  ---------
Balances at December 31,..................... $    (190) $    (198)
                                              =========  =========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                 DECEMBER 31,
                                               ---------------
                                                2016     2015
                                               ------- -------
                                                (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................. $    19 $    16
   All other..................................     428     676
  Equity securities...........................      --      (2)
                                               ------- -------
Net Unrealized Gains (Losses)................. $   447 $   690
                                               ======= =======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net income (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                    AOCI GAIN
                                                                                                      (LOSS)
                               NET UNREALIZED                                      DEFERRED         RELATED TO
                                    GAIN                                            INCOME        NET UNREALIZED
                                (LOSSES) ON                     POLICYHOLDERS      TAX ASSET        INVESTMENT
                                INVESTMENTS          DAC         LIABILITIES      (LIABILITY)     GAINS (LOSSES)
                               --------------  --------------  --------------  ----------------  ---------------
                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2016......  $          16  $           --  $           (4) $             (5) $             7
Net investment gains (losses)
  arising during the period...             (6)             --              --                --               (6)
Reclassification adjustment
  for OTTI losses:
   Included in Net income
     (loss)...................              9              --              --                --                9
   Excluded from Net income
     (loss)/(1)/..............             --              --              --                --               --
Impact of net unrealized
  investment gains (losses)
  on:
   DAC........................             --              (1)             --                --               (1)
   Deferred income taxes......             --              --              --                 2                2
   Policyholders liabilities..             --              --              (6)               --               (6)
                                -------------  --------------  --------------  ----------------  ---------------
BALANCE, DECEMBER 31, 2016....  $          19  $           (1) $          (10) $             (3) $             5
                                =============  ==============  ==============  ================  ===============

BALANCE, JANUARY 1, 2015......  $          10  $           --  $           --  $             (4) $             6
Net investment gains (losses)
  arising during the period...             (7)             --              --                --               (7)
Reclassification adjustment
  for OTTI losses:
   Included in Net income
     (loss)...................             13              --              --                --               13
   Excluded from Net income
     (loss)/(1)/..............             --              --              --                --               --
Impact of net unrealized
  investment gains (losses)
  on:
   DAC........................             --              --              --                --               --
   Deferred income taxes......             --              --              --                (1)              (1)
   Policyholders liabilities..             --              --              (4)               --               (4)
                                -------------  --------------  --------------  ----------------  ---------------
BALANCE, DECEMBER 31, 2015....  $          16  $           --  $           (4) $             (5) $             7
                                =============  ==============  ==============  ================  ===============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in net income
       (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                          AOCI GAIN
                                                                                                            (LOSS)
                                              NET UNREALIZED                                DEFERRED      RELATED TO
                                                  GAINS                                      INCOME     NET UNREALIZED
                                               (LOSSES) ON                  POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS         DAC       LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              --------------  ------------  -------------  -----------  --------------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2016..................... $          674  $        (88) $        (226) $      (126) $          234
Net investment gains (losses) arising during
  the period.................................           (240)           --             --           --            (240)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............             (6)           --             --           --              (6)
   Excluded from Net income (loss)/(1)/......             --            --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --            --             --           --              --
   Deferred income taxes.....................             --            --             --           74              74
   Policyholders liabilities.................             --            --             35           --              35
                                              --------------  ------------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2016................... $          428  $        (88) $        (191) $       (52) $           97
                                              ==============  ============  =============  ===========  ==============

BALANCE, JANUARY 1, 2015..................... $        2,231  $       (172) $        (420) $      (574) $        1,065
Net investment gains (losses) arising during
  the period.................................         (1,562)           --             --           --          (1,562)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............              5            --             --           --               5
   Excluded from Net income (loss)/(1)/......             --            --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --            84             --           --              84
   Deferred income taxes.....................             --            --             --          448             448
   Policyholders liabilities.................             --            --            194           --             194
                                              --------------  ------------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2015................... $          674  $        (88) $        (226) $      (126) $          234
                                              ==============  ============  =============  ===========  ==============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in net income (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 794 issues at December 31, 2016 and the 810 issues at December 31, 2015 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              --------------------- ----------------------- ---------------------
                                                           GROSS                  GROSS                  GROSS
                                                         UNREALIZED             UNREALIZED             UNREALIZED
                                              FAIR VALUE   LOSSES   FAIR VALUE    LOSSES    FAIR VALUE   LOSSES
                                              ---------- ---------- ----------- ----------- ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2016:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    2,455 $       75 $       113 $         6 $    2,568  $      81
  Private corporate..........................      1,483         38         277          17      1,760         55
  U.S. Treasury, government and agency.......      5,356        624          --          --      5,356        624
  States and political subdivisions..........         --         --          18           2         18          2
  Foreign governments........................         73          3          49          11        122         14
  Commercial mortgage-backed.................         66          5         171          67        237         72
  Residential mortgage-backed................         47         --           4          --         51         --

                                               Less Than 12 Months   12 Months or Longer           Total
                                              --------------------- ---------------------- ----------------------
                                                           Gross                 Gross                   Gross
                                                         Unrealized            Unrealized              Unrealized
                                              Fair Value   Losses   Fair Value   Losses    Fair Value    Losses
                                              ---------- ---------- ---------- ----------- ----------- ----------
                                                                         (In Millions)
  Asset-backed............................... $        4 $       -- $        8 $         1 $        12 $        1
  Redeemable preferred stock.................        218          9         12           1         230         10
                                              ---------- ---------- ---------- ----------- ----------- ----------

Total........................................ $    9,702 $      754 $      652 $       105 $    10,354 $      859
                                              ========== ========== ========== =========== =========== ==========
December 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    3,091 $      129 $      359 $        73 $     3,450 $      202
  Private corporate..........................      1,926        102        184          22       2,110        124
  U.S. Treasury, government and agency.......      3,538        305         --          --       3,538        305
  States and political subdivisions..........         19          1         --          --          19          1
  Foreign governments........................         73          7         39          11         112         18
  Commercial mortgage-backed.................         67          2        261          85         328         87
  Residential mortgage-backed................         11         --         29          --          40         --
  Asset-backed...............................         11         --         17           1          28          1
  Redeemable preferred stock.................         43         --         40           2          83          2
                                              ---------- ---------- ---------- ----------- ----------- ----------

Total........................................ $    8,779 $      546 $      929 $       194 $     9,708 $      740
                                              ========== ========== ========== =========== =========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2016 and 2015 were $169 million and $157 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2016 and 2015, respectively, approximately $1,574 million and $1,310 million, or 4.9% and 4.2%, of the $32,123 million and $31,201 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $28 million and $97 million at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, respectively, the $105 million and $194 million of gross unrealized losses of twelve months or more were concentrated in corporate and commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to income for OTTI for these securities was not warranted at either
   December 31, 2016 or 2015. As of December 31, 2016, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2016 and 2015, respectively, the Company owned
   $6 million and $7 million in RMBS backed by subprime residential mortgage loans, and $5 million and $6 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2016, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $5 million.

   At December 31, 2016 and 2015, respectively, the amortized cost of the Company's trading account securities was $9,177 million and $6,866 million with respective fair values of $9,134 million and $6,886 million. Also at December 31, 2016 and 2015, respectively, Trading securities included the General Account's investment in Separate Accounts which had carrying values of $63 million and $82 million and costs of $46 million and $72 million.

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified.

   Troubled Debt Restructurings

   The investment in troubled debt restructured mortgage loans, based on amortized cost, amounted to $15 million and $16 million at December 31, 2016 and 2015, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $1 million and $1 million in 2016, 2015 and 2014, respectively. Gross interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $0 million and $4 million in 2016, 2015 and 2014, respectively. The TDR mortgage loan shown in the table below has been modified five times since 2011. The modifications extended the maturity from its original maturity of November 5, 2014 to March 5, 2017 and extended interest only payments through maturity. In November 2015, the recorded investment was reduced by $45 million in conjunction with the sale of majority of the underlying collateral and $32 million from a charge-off. The remaining $15 million mortgage loan balance reflects the value of the remaining underlying collateral and cash held in escrow, supporting the mortgage loan. Since the fair market value of the underlying real estate and cash held in escrow collateral is the primary factor in determining the allowance for credit losses, modifications of loan terms typically have no direct impact on the allowance for credit losses, and therefore, no impact on the financial statements.

                  TROUBLED DEBT RESTRUCTURING--MODIFICATIONS
                               DECEMBER 31, 2016

                                                        OUTSTANDING RECORDED INVESTMENT
                                               NUMBER  ----------------------------------
                                              OF LOANS PRE-MODIFICATION POST-MODIFICATION
                                              -------- ---------------- -----------------
                                                             (DOLLARS IN MILLIONS)
Commercial mortgage loans....................        1 $             15  $             15

   There were no default payments on the above loan during 2016. There were no agricultural troubled debt restructuring mortgage loans in 2016.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2016, 2015 and 2014 are as follows:

                                               COMMERCIAL MORTGAGE LOANS
                                              --------------------------
                                               2016     2015      2014
                                              ------  --------  --------
ALLOWANCE FOR CREDIT LOSSES:                         (IN MILLIONS)
Beginning Balance, January 1,................ $    6  $     37  $     42
   Charge-offs...............................     --       (32)      (14)
   Recoveries................................     (2)       (1)       --
   Provision.................................      4         2         9
                                              ------  --------  --------
Ending Balance, December 31,................. $    8  $      6  $     37
                                              ======  ========  ========
Ending Balance, December 31,:
   Individually Evaluated for Impairment..... $    8  $      6  $     37
                                              ======  ========  ========

   There were no allowances for credit losses for agricultural mortgage loans in 2016, 2015 and 2014.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2016 and 2015, respectively. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2016

                                                        DEBT SERVICE COVERAGE RATIO
                                              -----------------------------------------------
                                                                                        LESS   TOTAL
                                               GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO THAN  MORTGAGE
                                              THAN 2.0X  2.0X    1.8X    1.5X    1.2X   1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/                     --------- ------- ------- ------- ------- ----- --------
                                                                   (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    738  $   95  $   59  $   56  $   -- $  -- $    948
  50% - 70%..................................     3,217     430     673   1,100      76    --    5,496
  70% - 90%..................................       282      65     229     127      28    46      777
  90% plus...................................        --      --      28      15      --    --       43
                                               --------  ------  ------  ------  ------ ----- --------

Total Commercial Mortgage Loans..............  $  4,237  $  590  $  989  $1,298  $  104 $  46 $  7,264
                                               ========  ======  ======  ======  ====== ===== ========
AGRICULTURAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    254  $  138  $  296  $  468  $  286 $  49 $  1,491
  50% - 70%..................................       141      57     209     333     219    45    1,004
  70% - 90%..................................        --      --       2       4      --    --        6
  90% plus...................................        --      --      --      --      --    --       --
                                               --------  ------  ------  ------  ------ ----- --------

Total Agricultural Mortgage Loans............  $    395  $  195  $  507  $  805  $  505 $  94 $  2,501
                                               ========  ======  ======  ======  ====== ===== ========
TOTAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    992  $  233  $  355  $  524  $  286 $  49 $  2,439
  50% - 70%..................................     3,358     487     882   1,433     295    45    6,500
  70% - 90%..................................       282      65     231     131      28    46      783
  90% plus...................................        --      --      28      15      --    --       43
                                               --------  ------  ------  ------  ------ ----- --------

Total Mortgage Loans.........................  $  4,632  $  785  $1,496  $2,103  $  609 $ 140 $  9,765
                                               ========  ======  ======  ======  ====== ===== ========

   /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2015

                                                         Debt Service Coverage Ratio
                                              -------------------------------------------------
                                                                                          Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x   1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ----- --------
                                                                    (In Millions)
Commercial Mortgage Loans/(1)/
  0% - 50%...................................  $    533  $   -- $    102 $     12  $   24 $  -- $    671
  50% - 70%..................................     1,392     353      741      853      77    --    3,416
  70% - 90%..................................       141      --      206      134     124    46      651
  90% plus...................................        63      --       --       46      --    --      109
                                               --------  ------ -------- --------  ------ ----- --------

Total Commercial Mortgage Loans..............  $  2,129  $  353 $  1,049 $  1,045  $  225 $  46 $  4,847
                                               ========  ====== ======== ========  ====== ===== ========

                                                         Debt Service Coverage Ratio
                                              --------------------------------------------------
                                                                                           Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ------ --------
                                                                     (In Millions)
Agricultural Mortgage Loans/(1)/
  0% - 50%...................................  $    204  $  116 $    277 $    432  $  256 $   51 $  1,336
  50% - 70%..................................       146      80      192      298     225     47      988
  70% - 90%..................................        --      --        2        4      --     --        6
  90% plus...................................        --      --       --       --      --     --       --
                                               --------  ------ -------- --------  ------ ------ --------

Total Agricultural Mortgage Loans............  $    350  $  196 $    471 $    734  $  481 $   98 $  2,330
                                               ========  ====== ======== ========  ====== ====== ========

Total Mortgage Loans/(1)/
  0% - 50%...................................  $    737  $  116 $    379 $    444  $  280 $   51 $  2,007
  50% - 70%..................................     1,538     433      933    1,151     302     47    4,404
  70% - 90%..................................       141      --      208      138     124     46      657
  90% plus...................................        63      --       --       46      --     --      109
                                               --------  ------ -------- --------  ------ ------ --------

Total Mortgage Loans.........................  $  2,479  $  549 $  1,520 $  1,779  $  706 $  144 $  7,177
                                               ========  ====== ======== ========  ====== ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2016 and 2015, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOAN



                                                                                                     TOTAL
                                               30-59  60-89        90 DAYS                         FINANCING
                                               DAYS   DAYS    OR (GREATER THAN)   TOTAL  CURRENT  RECEIVABLES
                                              ------- ------ -------------------- ----- --------- -----------
                                                                                    (IN MILLIONS)
DECEMBER 31, 2016:
------------------

  Commercial................................. $    -- $   -- $                 -- $  -- $   7,264  $    7,264
  Agricultural...............................       9      2                    6    17     2,484       2,501
                                              ------- ------ -------------------- ----- ---------  ----------
TOTAL MORTGAGE LOANS......................... $     9 $    2 $                  6 $  17 $   9,748  $    9,765
                                              ======= ====== ==================== ===== =========  ==========

December 31, 2015:
------------------

  Commercial................................. $    -- $   -- $                 30 $  30 $   4,817  $    4,847
  Agricultural...............................      12      7                    4    23     2,307       2,330
                                              ------- ------ -------------------- ----- ---------  ----------
Total Mortgage Loans......................... $    12 $    7 $                 34 $  53 $   7,124  $    7,177
                                              ======= ====== ==================== ===== =========  ==========

                                                      RECORDED
                                                     INVESTMENT
                                              OR (GREATER THAN) 90 DAYS
                                                         AND
                                                      ACCRUING
                                              --------------------------

DECEMBER 31, 2016:
------------------

  Commercial................................. $                       --
  Agricultural...............................                          6
                                              --------------------------
TOTAL MORTGAGE LOANS......................... $                        6
                                              ==========================

December 31, 2015:
------------------

  Commercial................................. $                       --
  Agricultural...............................                          4
                                              --------------------------
Total Mortgage Loans......................... $                        4
                                              ==========================

   The following table provides information relating to impaired mortgage loans at December 31, 2016 and 2015, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                   AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                              ---------- ---------- ----------  --------------  ----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2016:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       15 $       15 $       --     $        22  $       --
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $       15 $       15 $       --     $        22  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       27 $       (8)    $        48  $        2
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $       27 $       27 $       (8)    $        48  $        2
                                              ========== ========== ==========     ===========  ==========

December 31, 2015:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       46 $       46 $       --     $        15  $       --
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $       46 $       46 $       --     $        15  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $       63 $       63 $       (6)    $       137  $        4
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $       63 $       63 $       (6)    $       137  $        4
                                              ========== ========== ==========     ===========  ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are limited partnership interests, real estate joint ventures and investment companies accounted for under the equity method with a total carrying value of $1,295 million and $1,363 million, respectively, at December 31, 2016 and 2015. The Company's total equity in net income (losses) for these limited partnership interests was $60 million, $71 million and $206 million, respectively, for 2016, 2015 and 2014.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a Derivative Use Plan approved by the NYDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with GWBL, guaranteed minimum withdrawal benefit ("GMWB") and GMAB features (collectively, "GWBL and Other Features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and Other Features is that under-performance of the financial markets could result in the GIB and GWBL and Other Features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and Other Features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and Other Features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company has in place a hedge program utilizing interest rate swaps to partially protect the overall profitability of future variable annuity sales against declining interest rates.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

   Derivatives utilized to hedge risks associated with interest-rate risk arising from issuance of funding agreements

   The Company issues fixed and floating rate funding agreements, to fund originated non-recourse commercial real estate mortgage loans, the terms of which may result in short term economic interest rate risk between mortgage loan commitment and mortgage loan funding. The company uses forward interest-rate swaps to protect against interest rate fluctuations during this period. Realized gains and losses from the forward interest rate swaps are amortized over the life of the loan in interest credited to policyholder's account balances.

   Derivatives utilized to hedge equity market risks associated with the General Account's seed money investments in Separate Accounts, retail mutual funds and Separate Account fee revenue fluctuations

   The Company's General Account seed money investments in Separate Account equity funds and retail mutual funds exposes the Company to market risk, including equity market risk, which is partially hedged through equity-index futures contracts to minimize such risk.

   Periodically, the Company enters into futures on equity indices to mitigate the impact on net income from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions partially cover fees expected to be earned from the Company's Separate Account products.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter of 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of CDSs exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically, the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") and other sovereign bonds, both inflation linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond's coupons and principal at maturity in the bond's specified currency to the swap counterparty, in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond. At
   December 31, 2016 and 2015, respectively, the Company's unrealized gains (losses) related to this program were $(97) million and $(4) million and reported in AOCI.

   The Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the super senior tranche of the investment grade credit default swap index ("CDX index"). Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net derivative gains (losses).

   During third quarter 2016, the Company implemented a program to mitigate its duration gap using total return swaps for which the reference U.S. Treasury securities are sold to the swap counterparty under arrangements economically similar to repurchase agreements. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. In 2016, the Company derecognized approximately $995 million U.S. Treasury securities for which the Company received proceeds of approximately $1,007 million at inception of the total return swap contract. Under the terms of these swaps, the Company retains ongoing exposure to the total returns of the underlying U.S. Treasury securities in exchange for a financing cost. At December 31, 2016, the aggregate fair value of U.S. Treasury securities derecognized under this program was approximately
   $888 million. Reported in Other invested assets in the Company's balance sheet at December 31, 2016 is approximately $(154) million, representing the fair value of the total return swap contracts.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2016

                                                               FAIR VALUE
                                                         -----------------------
                                                                                 GAINS (LOSSES)
                                               NOTIONAL     ASSET     LIABILITY   REPORTED IN
                                                AMOUNT   DERIVATIVES DERIVATIVES INCOME (LOSS)
                                              ---------- ----------- ----------- --------------
                                                                (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $    5,086 $         1 $         1 $         (826)
  Swaps......................................      3,529          13          67           (290)
  Options....................................     11,465       2,114       1,154            727
Interest rate contracts:/(1)/
  Floors.....................................      1,500          11          --              4
  Swaps......................................     18,933         246       1,163           (224)
  Futures....................................      6,926          --          --             --
  Swaptions..................................         --          --          --             87

                                                              FAIR VALUE
                                                        -----------------------
                                                                                GAINS (LOSSES)
                                              NOTIONAL     ASSET     LIABILITY   REPORTED IN
                                               AMOUNT   DERIVATIVES DERIVATIVES INCOME (LOSS)
                                              --------- ----------- ----------- --------------
                                                                (IN MILLIONS)
Credit contracts:/(1)/
  Credit default swaps....................... $   2,757  $       20  $       15  $          15
Other freestanding contracts:/(1)/
  Foreign currency contracts.................       730          52           6             45
  Margin.....................................        --         113           6             --
  Collateral.................................        --         713         748             --

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/(4)/..............        --      10,316          --           (262)
GMxB derivative features' liability/(2)(4)/..        --          --       5,348            137
SCS, SIO, MSO and IUL indexed
  features/(3)(4)/...........................        --          --         875           (576)
                                              ---------  ----------  ----------  -------------
Balances, December 31, 2016.................. $  50,926  $   13,599  $    9,383  $      (1,163)
                                              =========  ==========  ==========  =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2015

                                                              Fair Value
                                                        -----------------------
                                                                                Gains (Losses)
                                              Notional     Asset     Liability   Reported In
                                               Amount   Derivatives Derivatives Income (Loss)
                                              --------- ----------- ----------- --------------
                                                                (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $   7,089  $        2  $        3  $         (84)
  Swaps......................................     1,359           8          21            (45)
  Options....................................     7,358       1,042         652             14
Interest rate contracts:/(1)/
  Floors.....................................     1,800          61          --             12
  Swaps......................................    13,718         351         108             (8)
  Futures....................................     8,685          --          --            (81)
  Swaptions..................................        --          --          --            118
Credit contracts:/(1)/
  Credit default swaps.......................     2,442          16          38            (14)
Other freestanding contracts:/(1)/
  Foreign currency contracts.................       263           5           4              7
Embedded derivatives:
GMIB reinsurance contracts/(4)/..............        --      10,585          --           (316)
GMxB derivative features' liability/(2)(4)/..        --          --       5,172           (749)
SCS, SIO, MSO and IUL indexed
  features/(3)(4)/...........................        --          --         298             71
                                              ---------  ----------  ----------  -------------
Balances, December 31, 2015.................. $  42,714  $   12,070  $    6,296  $      (1,075)
                                              =========  ==========  ==========  =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS

   All outstanding equity-based and treasury futures contracts at December 31, 2016 are exchange-traded and net settled daily in cash. At December 31, 2016, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000 and Emerging Market indices, having initial margin requirements of $209 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $28 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $15 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in OTC derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2016 and 2015, respectively, the Company held $755 million and $655 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents. The aggregate fair value of all collateralized derivative transactions that were in a liability position with trade counterparties December 31, 2016 and 2015, respectively, were $700 million and $5 million, for which the Company posted collateral of $820 million and $5 million at December 31, 2016 and 2015, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements respectively, and are reported in the consolidated balance sheets on a gross basis. The Company obtains or posts collateral generally in the form of cash, U.S. Treasury, corporate and government agency securities. The fair value of the securities to be repurchased or resold are monitored on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2016 and 2015, the balance outstanding under reverse repurchase transactions was $0 million and $79 million, respectively. At December 31, 2016 and 2015, the balance outstanding under securities repurchase transactions was $1,996 million and $1,890 million, respectively. The Company utilized these repurchase and reverse repurchase agreements for asset liability and cash management purposes. For other instruments used for asset liability management purposes, see "Policyholders' Account Balances and Future Policy Benefits" included in Note 2.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2016.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2016

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                             (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $    2,128 $        1,219 $            909
Interest rate contracts......................        253          1,162             (909)
Credit contracts.............................         20             14                6
Currency.....................................         48              1               47
Margin.......................................        107              6              101
Collateral...................................        712            747              (35)
                                              ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,268          3,149              119
Total Derivatives, not subject to an ISDA
  Master Agreement...........................          4             --                4
                                              ---------- -------------- ----------------
  Total Derivatives..........................      3,272          3,149              123
Other financial instruments..................      2,103             --            2,103
                                              ---------- -------------- ----------------
  Other invested assets...................... $    5,375 $        3,149 $          2,226
                                              ========== ============== ================
Securities purchased under agreement to
  resell..................................... $       -- $           -- $             --
                                              ========== ============== ================

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                             (IN MILLIONS)
LIABILITIES/(2)/
DESCRIPTION
Derivatives:
Equity contracts............................. $    1,219 $        1,219 $             --
Interest rate contracts......................      1,162          1,162               --
Credit contracts.............................         14             14               --
Currency.....................................          1              1               --
Margin.......................................          6              6               --
Collateral...................................        747            747               --
                                              ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,149          3,149               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --               --
                                              ---------- -------------- ----------------
  Total Derivatives..........................      3,149          3,149               --
Other non-financial liabilities..............      2,108             --            2,108
                                              ---------- -------------- ----------------
  Other liabilities.......................... $    5,257 $        3,149 $          2,108
                                              ========== ============== ================
Securities sold under agreement to
  repurchase/(3)/............................ $    1,992 $           -- $          1,992
                                              ========== ============== ================

  /(1)/Excludes Investment Management segment's $13 million net derivative assets (including derivative assets of consolidated VIEs), $3 million long exchange traded options and $83 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $11 million net derivative liabilities (including derivative liabilities of consolidated VIEs), $1 million short exchange traded options.
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2016.

         COLLATERAL AMOUNTS OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2016

                                                                COLLATERAL (RECEIVED)/HELD
                                                                -------------------------
                                               FAIR VALUE OF     FINANCIAL                      NET
                                                   ASSETS       INSTRUMENTS      CASH         AMOUNTS
                                              ----------------  -----------   ----------   ------------
                                                                   (IN MILLIONS)
ASSETS/(1)/
Counterparty A............................... $             46  $        --   $      (48)  $         (2)
Counterparty B...............................             (128)          --          132              4
Counterparty C...............................             (116)          --          138             22
Counterparty D...............................              182           --         (176)             6
Counterparty E...............................              (65)          --           83             18
Counterparty F...............................               (3)          --           16             13
Counterparty G...............................              219           --         (214)             5
Counterparty H...............................              104           --         (110)            (6)
Counterparty I...............................             (188)          --          203             15
Counterparty J...............................              (93)          --          115             22
Counterparty K...............................               92           --          (96)            (4)
Counterparty L...............................               (3)          --            3             --
Counterparty M...............................             (105)          --          120             15
Counterparty N...............................                4           --           --              4
Counterparty Q...............................               10           --          (11)            (1)
Counterparty T...............................               --           --            2              2
Counterparty U...............................                1           --           10             11
Counterparty V...............................               96           --         (101)            (5)
                                              ----------------   -----------   ----------  ------------
  Total Derivatives.......................... $             53  $        --   $       66   $        119
Other financial instruments..................            2,103           --           --          2,103
                                              ----------------   -----------   ----------  ------------
  OTHER INVESTED ASSETS...................... $          2,156  $        --   $       66   $      2,222
                                              ================   ===========   ==========  ============

                                                                COLLATERAL (RECEIVED)/HELD
                                                NET AMOUNTS     -------------------------
                                              PRESENTED IN THE   FINANCIAL                      NET
                                               BALANCE SHEETS   INSTRUMENTS      CASH         AMOUNTS
                                              ----------------  -----------   ----------   ------------
                                                                   (IN MILLIONS)
LIABILITIES/(2)/
Counterparty D............................... $            767  $      (767)  $       --   $         --
Counterparty M...............................              410         (410)          --             --
Counterparty C...............................              302         (296)          (2)             4
Counterparty W...............................              513         (513)          --             --
                                              ----------------   -----------   ----------  ------------
  Securities sold under agreement to
   repurchase/(3)/........................... $          1,992  $    (1,986)  $       (2)  $          4
                                              ================   ===========   ==========  ============

  /(1)/Excludes Investment Management segment's cash collateral received of $1 million related to derivative assets (including those related to derivative assets of consolidated VIEs) and $83 million related to securities borrowed.
  /(2)/Excludes Investment Management segment's cash collateral pledged of $8 million related to derivative liabilities (including those related to derivative liabilities of consolidated VIEs).
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2016.

         REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS/(1)/

                                                                    AT DECEMBER 31, 2016
                                              ----------------------------------------------------------------
                                                      REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              ----------------------------------------------------------------
                                              OVERNIGHT AND   UP TO 30        30-90     GREATER THAN
                                               CONTINUOUS       DAYS          DAYS        90 DAYS      TOTAL
                                              ------------- ------------- ------------- ------------- --------
                                                            (IN MILLIONS)
SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE/(2)/
  U.S. Treasury and agency securities........ $          --   $     1,992 $          -- $          -- $  1,992
                                              -------------   ----------- ------------- ------------- --------
Total........................................ $          --   $     1,992 $          -- $          -- $  1,992
                                              -------------   ----------- ------------- ------------- --------

  /(1)/Excludes Investment Management segment's $83 million of securities borrowed.
  /(2)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2015.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2015

                                                             Gross
                                                Gross       Amounts        Net Amounts
                                               Amounts   Offset in the   Presented in the
                                              Recognized Balance Sheets   Balance Sheets
                                              ---------- -------------- -----------------
                                                             (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $    1,049 $          673 $             376
Interest rate contracts......................        389            104               285
Credit contracts.............................         14             37               (23)
                                              ---------- -------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      1,452            814               638
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         20             --                20
                                              ---------- -------------- -----------------
  Total Derivatives..........................      1,472            814               658
Other financial instruments/(2) (4)/.........      1,130             --             1,130
                                              ---------- -------------- -----------------
  Other invested assets/(2)/................. $    2,602 $          814 $           1,788
                                              ========== ============== =================
  Securities purchased under agreement to
   resell.................................... $       79 $           -- $              79
                                              ========== ============== =================

LIABILITIES/(3)/
Description
Derivatives:
Equity contracts............................. $      673 $          673 $              --
Interest rate contracts......................        104            104                --
Credit contracts.............................         37             37                --
                                              ---------- -------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        814            814                --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --                --
                                              ---------- -------------- -----------------
  Total Derivatives..........................        814            814                --
Other non-financial liabilities..............      2,534             --             2,534
                                              ---------- -------------- -----------------
  Other liabilities.......................... $    3,348 $          814 $           2,534
                                              ========== ============== =================
  Securities sold under agreement to
   repurchase................................ $    1,890 $           -- $           1,890
                                              ========== ============== =================

  /(1)/Excludes Investment Management segment's $13 million net derivative assets, $6 million long exchange traded options and $75 million of securities borrowed.
  /(2)/Includes $141 million related to accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $12 million net derivative liabilities, $1 million short exchange traded options and $10 million of securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2015.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2015

                                                                    Collateral (Received)/Held
                                                                    -------------------------
                                                                     Financial                     Net
                                              Fair Value of Assets  Instruments      Cash        Amounts
                                              --------------------  -----------  ------------  ------------
                                                                      (In Millions)
ASSETS/(1)/
Counterparty A...............................      $            52  $        --  $        (52) $         --
Counterparty B...............................                    9           --            (7)            2
Counterparty C...............................                   61           --           (58)            3
Counterparty D...............................                  222           --          (218)            4
Counterparty E...............................                   53           --           (53)           --
Counterparty F...............................                   (2)          --             2            --
Counterparty G...............................                  129           --          (129)           --
Counterparty H...............................                   16          (11)           (5)           --
Counterparty I...............................                   44           --           (39)            5
Counterparty J...............................                   19           --           (13)            6
Counterparty K...............................                   17           --           (17)           --
Counterparty L...............................                    7           --            (7)           --
Counterparty M...............................                   11           --           (10)            1
Counterparty N...............................                   20           --            --            20
Counterparty Q...............................                   --           --            --            --
Counterparty T...............................                   (3)          --             3            --
Counterparty U...............................                   --           --             1             1
Counterparty V...............................                    3           --            (3)           --
                                                   ---------------  -----------  ------------  ------------
  Total Derivatives..........................      $           658  $       (11) $       (605) $         42
Other financial instruments/(2) (4)/.........                1,130           --            --         1,130
                                                   ---------------  -----------  ------------  ------------
  Other invested assets/(2)/.................      $         1,788  $       (11) $       (605) $      1,172
                                                   ===============  ===========  ============  ============
Counterparty M...............................      $            28  $       (28) $         --  $         --
Counterparty V...............................      $            51  $       (51) $         --  $         --
                                                   ---------------  -----------  ------------  ------------
Securities purchased under agreement to
  resell.....................................      $            79  $       (79) $         --  $         --
                                                   ===============  ===========  ============  ============
LIABILITIES/(3)/
Counterparty D...............................      $           234  $      (234) $         --            --
Counterparty C...............................                1,033       (1,016)          (17)           --
Counterparty M...............................                  623         (611)          (12)           --
                                                   ---------------  -----------  ------------  ------------
  Securities sold under agreement to
   repurchase................................      $         1,890  $    (1,861) $        (29) $         --
                                                   ===============  ===========  ============  ============

  /(1)/Excludes Investment Management segment's cash collateral received of $2 million related to derivative assets and $75 million related to securities borrowed.
  /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of
       $12 million related to derivative liabilities and $10 million related to securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2015.

         Repurchase Agreement Accounted for as Secured Borrowings/(1)/

                                                               At December 31, 2015
                                              ------------------------------------------------------
                                                 Remaining Contractual Maturity of the Agreements
                                              ------------------------------------------------------
                                              Overnight and  Up to 30   30-90  Greater Than
                                               Continuous      days     days     90 days     Total
                                              ------------- ---------- ------- ------------ --------
                                                                  (In Millions)
Securities sold under agreement to repurchase
  U.S. Treasury and agency securities........   $        -- $    1,865 $    25   $       -- $  1,890
                                                ----------- ---------- -------   ---------- --------
Total........................................   $        -- $    1,865 $    25   $       -- $  1,890
                                                ----------- ---------- -------   ---------- --------
Securities purchased under agreement to resell
  Corporate securities.......................   $        -- $       79 $    --   $       -- $     79
                                                ----------- ---------- -------   ---------- --------
Total........................................   $        -- $       79 $    --   $       -- $     79
                                                ----------- ---------- -------   ---------- --------

  /(1)/Excludes Investment Management segment's $75 million of securities borrowed and $10 million of securities loaned.

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                              TWELVE MONTHS ENDED DECEMBER 31
                                              -------------------------------
                                                 2016       2015       2014
                                              ---------  ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $   1,418  $   1,420  $   1,431
Mortgage loans on real estate................       461        338        306
Repurchase agreement.........................         1          1         --
Other equity investments.....................       170         84        200
Policy loans.................................       210        213        216
Trading securities...........................        80         17         63
Other investment income......................        44         40         49
                                              ---------  ---------  ---------
  Gross investment income (loss).............     2,384      2,113      2,265
Investment expenses..........................       (66)       (56)       (55)
                                              ---------  ---------  ---------
Net Investment Income (Loss)................. $   2,318  $   2,057  $   2,210
                                              =========  =========  =========

   For 2016, 2015 and 2014, respectively, Net investment income (loss) from derivatives included $(4) million, $474 million and $899 million of realized gains (losses) on contracts closed during those periods and $(458) million, $(555) million and $706 million of unrealized gains (losses) on derivative positions at each respective year end.

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of income (loss). The table below shows a breakdown of Net investment income from trading account securities during the years ended 2016, 2015 and 2014:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                  TWELVE MONTHS ENDED DECEMBER 31,
                                              ----------------------------------------
                                                  2016          2015          2014
                                              ------------  ------------  ------------
                                                           (IN MILLIONS)

Net investment gains (losses) recognized
  during the period on securities held at
  the end of the period...................... $        (19) $        (63) $         --
Net investment gains (losses) recognized on
  securities sold during the period..........          (22)           20            22
                                              ------------  ------------  ------------
Unrealized and realized gains (losses) on
  trading securities.........................          (41)          (43)           22
Interest and dividend income from trading
  securities.................................          121            60            41
                                              ------------  ------------  ------------
Net investment income (loss) from trading
  securities................................. $         80  $         17  $         63
                                              ------------  ------------  ------------

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                              TWELVE MONTHS ENDED DECEMBER 31,
                                              ------------------------------
                                                2016        2015       2014
                                              --------   ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $     (3)  $     (17) $     (54)
Mortgage loans on real estate................       (2)         (1)        (3)
Other equity investments.....................       (2)         (5)        (2)
Other........................................       23           3          1
                                              --------   ---------  ---------
Investment Gains (Losses), Net............... $     16   $     (20) $     (58)
                                              ========   =========  =========

   For 2016, 2015 and 2014, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $4 million, $4 million and $5 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AB totaled $3,584 million and $3,562 million at December 31, 2016 and 2015, respectively. The Company annually tests goodwill for recoverability at December 31. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of its investment in AB, the reporting unit, to its carrying value. If the fair value of the reporting unit exceeds its carrying value, goodwill is not considered to be impaired and the second step of the impairment test is not performed. However, if the carrying value of the reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed by measuring the amount of impairment loss only if the result indicates a potential impairment. The second step compares the implied fair value of the reporting unit to the aggregated fair values of its individual assets and liabilities to determine the amount of impairment, if any. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AB as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AB for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AB's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AB as well as taxes incurred at the Company level in order to determine the fair value of its investment in AB. At December 31, 2016 and 2015, the Company determined that goodwill was not impaired as the fair value of its investment in AB exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AB related intangible assets was $625 million and $610 million at December 31, 2016 and 2015, respectively and the accumulated amortization of these intangible assets was $468 million and $439 million at December 31, 2016 and 2015, respectively. Amortization expense related to the AB intangible assets totaled $29 million, $28 million and $27 million for 2016, 2015 and 2014, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $29 million.

   At December 31, 2016 and 2015, respectively, net deferred sales commissions totaled $64 million and $99 million and are included within Other assets.
   The estimated amortization expense of deferred sales commissions, based on the December 31, 2016 net asset balance for each of the next five years is $32 million, $21 million, $8 million, $3 million and $0 million. The Company tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2016, the Company determined that the deferred sales commission asset was not impaired.

   On September 23, 2016, AB acquired a 100% ownership interest in Ramius Alternative Solutions LLC ("RASL"), a global alternative investment management business that, as of the acquisition date, had approximately $2.5 billion in AUM. RASL offers a range of customized alternative investment and advisory solutions to a global institutional client base. On the acquisition date, AB made a cash payment of $21 million and recorded a contingent consideration payable of $12 million based on projected fee revenues over a five-year measurement period. The excess of the purchase price over the current fair value of identifiable net assets acquired resulted in the recognition of $22 million of goodwill. AB recorded
   $10 million of definite-lived intangible assets relating to investment management contracts.

   On June 20, 2014, AB acquired an approximate 82.0% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million based on projected assets under management levels over a three-year measurement period. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $58 million of goodwill. AB recorded $24 million of finite-lived intangible assets relating to separately-managed account relationships and $4 million of indefinite-lived intangible assets relating to an acquired fund's investment contract. AB also recorded redeemable non-controlling interest of $17 million relating to the fair value of the portion of CPH AB does not own. During 2015 and 2016, AB purchased additional shares of CPH, bringing AB's ownership interest to 90.0% as of December 31, 2016.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $170 million and $157 million at December 31, 2016 and 2015, respectively. Amortization of capitalized software in 2016, 2015 and 2014 were $52 million, $55 million and $50 million, respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                DECEMBER 31,
                                              -----------------
                                                2016     2015
                                              -------- --------
                                                (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $  7,179 $  7,363
Policyholder dividend obligation.............       52       81
Other liabilities............................       43      100
                                              -------- --------
Total Closed Block liabilities...............    7,274    7,544
                                              -------- --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $3,884 and
  $4,426)....................................    4,025    4,599
Mortgage loans on real estate................    1,623    1,575
Policy loans.................................      839      881
Cash and other invested assets...............      444       49
Other assets.................................      181      258
                                              -------- --------
Total assets designated to the Closed Block..    7,112    7,362
                                              -------- --------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......      162      182
Amounts included in accumulated other
  comprehensive income (loss):
  Net unrealized investment gains (losses),
   net of policyholder dividend obligation
   of $(52) and $(81)........................      100      103
                                              -------- --------
Maximum Future Income To Be Recognized From
  Closed Block Assets and Liabilities........ $    262 $    285
                                              ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                               2016    2015    2014
                                              ------  ------  ------
                                                   (IN MILLIONS)
REVENUES:
Premiums and other income.................... $  212  $  236  $  246
Investment income (loss).....................    349     368     378
Net investment gains (losses)................     (1)      2      (4)
                                              ------  ------  ------
Total revenues...............................    560     606     620
                                              ------  ------  ------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........    522     550     570
Other operating costs and expenses...........      4       4       4
                                              ------  ------  ------
Total benefits and other deductions..........    526     554     574
                                              ------  ------  ------
Net revenues, before income taxes............     34      52      46
Income tax (expense) benefit.................    (12)    (18)    (16)
                                              ------  ------  ------
Net Revenues (Losses)........................ $   22  $   34  $   30
                                              ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                 DECEMBER 31,
                                              -----------------
                                                2016     2015
                                              -------  --------
                                                (IN MILLIONS)
Balances, beginning of year.................. $    81  $    201
Unrealized investment gains (losses).........     (29)     (120)
                                              -------  --------
Balances, End of year........................ $    52  $     81
                                              =======  ========

6) CONTRACTHOLDER BONUS INTEREST CREDITS AND DEFERRED ACQUISITION COST

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                               DECEMBER 31,
                                              --------------
                                               2016    2015
                                              ------  ------
                                               (IN MILLIONS)
Balance, beginning of year................... $  534  $  557
Contractholder bonus interest credits
  deferred...................................     13      17
Amortization charged to income...............    (43)    (40)
                                              ------  ------
Balance, End of Year......................... $  504  $  534
                                              ======  ======

   Changes in deferred acquisition costs were as follows:

                                                 DECEMBER 31,
                                              ------------------
                                                2016      2015
                                              --------  --------
                                                 (IN MILLIONS)
Balance, beginning of year................... $  5,139  $  4,801
Capitalization of commissions, sales and
  issue expenses.............................      594       615
Amortization.................................     (881)     (361)
Change in unrealized investment gains and
  losses.....................................       --        84
                                              --------  --------
Balance, End of Year......................... $  4,852  $  5,139
                                              ========  ========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2016 and 2015, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2016

                                                LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                               ---------- ---------  --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       -- $  12,984  $      28 $   13,012
   Private Corporate..........................         --     6,223        817      7,040
   U.S. Treasury, government and agency.......         --    10,336         --     10,336
   States and political subdivisions..........         --       451         42        493
   Foreign governments........................         --       390         --        390
   Commercial mortgage-backed.................         --        22        349        371
   Residential mortgage-backed/(1)/...........         --       314         --        314
   Asset-backed/(2)/..........................         --        36         24         60
   Redeemable preferred stock.................        218       335          1        554
                                               ---------- ---------  --------- ----------
     Subtotal.................................        218    31,091      1,261     32,570
                                               ---------- ---------  --------- ----------
  Other equity investments....................          3        --          5          8
  Trading securities..........................        478     8,656         --      9,134
  Other invested assets:
   Short-term investments.....................         --       574         --        574
   Assets of consolidated VIEs................        342       205          6        553
   Swaps......................................         --      (925)        --       (925)
   Credit Default Swaps.......................         --         5         --          5
   Futures....................................         --        --         --         --
   Options....................................         --       960         --        960
   Floors.....................................         --        11         --         11
                                               ---------- ---------  --------- ----------
     Subtotal.................................        342       830          6      1,178
                                               ---------- ---------  --------- ----------
Cash equivalents..............................      1,529        --         --      1,529
Segregated securities.........................         --       946         --        946
GMIB reinsurance contracts asset..............         --        --     10,316     10,316
Separate Accounts' assets.....................    108,085     2,818        313    111,216
                                               ---------- ---------  --------- ----------
   Total Assets............................... $  110,655 $  44,341  $  11,901 $  166,897
                                               ========== =========  ========= ==========
LIABILITIES
GMxB derivative features' liability........... $       -- $      --  $   5,348 $    5,348
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --       875         --        875
Liabilities of consolidated VIEs..............        248         2         --        250
Contingent payment arrangements...............         --        --         18         18
                                               ---------- ---------  --------- ----------
   Total Liabilities.......................... $      248 $     877  $   5,366 $    6,491
                                               ========== =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2015

                                                 Level 1    Level 2    Level 3     Total
                                               ----------  ---------  --------- ----------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       --  $  13,345  $      31 $   13,376
   Private Corporate..........................         --      6,537        389      6,926
   U.S. Treasury, government and agency.......         --      8,775         --      8,775
   States and political subdivisions..........         --        459         45        504
   Foreign governments........................         --        414          1        415
   Commercial mortgage-backed.................         --         30        503        533
   Residential mortgage-backed/(1)/...........         --        640         --        640
   Asset-backed/(2)/..........................         --         37         40         77
   Redeemable preferred stock.................        258        389         --        647
                                               ----------  ---------  --------- ----------
     Subtotal.................................        258     30,626      1,009     31,893
                                               ----------  ---------  --------- ----------
  Other equity investments....................         16         --         49         65
  Trading securities..........................        735      6,151         --      6,886
  Other invested assets:
   Short-term investments.....................         --        369         --        369
   Swaps......................................         --        230         --        230
   Credit Default Swaps.......................         --        (22)        --        (22)
   Futures....................................         (1)        --         --         (1)
   Options....................................         --        390         --        390
   Floors.....................................         --         61         --         61
   Currency Contracts.........................         --          1         --          1
                                               ----------  ---------  --------- ----------
     Subtotal.................................         (1)     1,029         --      1,028
                                               ----------  ---------  --------- ----------
Cash equivalents..............................      2,150         --         --      2,150
Segregated securities.........................         --        565         --        565
GMIB reinsurance contracts asset..............         --         --     10,585     10,585
Separate Accounts' assets.....................    104,058      2,964        313    107,335
                                               ----------  ---------  --------- ----------
   Total Assets............................... $  107,216  $  41,335  $  11,956 $  160,507
                                               ==========  =========  ========= ==========
LIABILITIES
GMxB derivative features' liability........... $       --  $      --  $   5,172 $    5,172
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        298         --        298
Contingent payment arrangements...............         --         --         31         31
                                               ----------  ---------  --------- ----------
   Total Liabilities.......................... $       --  $     298  $   5,203 $    5,501
                                               ==========  =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2016 and 2015, respectively, the fair value of public fixed maturities was approximately $24,918 million and $24,216 million or approximately 16.0% and 16.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2016 and 2015, respectively, the fair value of private fixed maturities was approximately $7,652 million and $7,677 million or approximately 4.9% and 5.1% of the Company's total assets measured at fair value on a recurring basis. The fair values of some of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2016 and 2015, respectively, the net fair value of freestanding derivative positions was approximately
   $51 million and $659 million or approximately 8.2% and 64.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2016 and 2015 respectively, investments classified as Level 1 comprise approximately 71.1% and 71.8% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2016 and 2015 respectively, investments classified as Level 2 comprise approximately 27.9% and 27.3% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2016 and 2015, respectively, approximately $340 million and $673 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2016 and 2015, respectively, investments classified as Level 3 comprised approximately 1.0% and 0.9% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2016 and 2015, respectively, were approximately $111 million and $119 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $373 million and $543 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2016 and 2015, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract's benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset and liabilities which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while GMxB derivative features' liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to guarantee embedded derivative features over a range of market-consistent economic scenarios.

   The valuations of the GMIB reinsurance contract asset and GMxB derivative features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity separate account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GMxB derivative features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset and liabilities to reflect change in the claims-paying ratings of counterparties. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

   After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $139 million and $123 million at December 31, 2016 and 2015, respectively, to recognize incremental counterparty nonperformance risk.

   In second quarter 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and GMAB liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Income (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively.

   The Company's Level 3 liabilities include contingent payment arrangements associated with acquisitions in 2010, 2013 and 2014 by AB. At each reporting date, AB estimates the fair values of the contingent consideration expected to be paid based upon probability-weighted AUM and revenue projections, using unobservable market data inputs, which are included in Level 3 of the valuation hierarchy.

   As of December 31, 2016, five of the Company's consolidated VIEs that are open-end Luxembourg funds hold $6 million of investments that are classified as Level 3. They primarily consist of corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

   In 2016, AFS fixed maturities with fair values of $62 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $25 million were transferred from Level 2 into the Level 3 classification. During the third quarter of 2016, one of AB's private securities went public and, due to a trading restriction period, $56 million was transferred from a Level 3 to a Level 2 classification. These transfers in the aggregate represent approximately 0.9% of total equity at December 31, 2016.

   In 2015, AFS fixed maturities with fair values of $125 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $99 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2015.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2016, 2015 and 2014 respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                             STATE AND              COMMERCIAL  RESIDENTIAL
                                                             POLITICAL     FOREIGN  MORTGAGE-    MORTGAGE-    ASSET-
                                                CORPORATE  SUB-DIVISIONS    GOVTS     BACKED      BACKED      BACKED
                                                ---------  -------------  --------  ----------  -----------  --------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2016....................... $     420    $        45  $      1  $      503    $      --  $     40
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............        --             --        --          --           --        --
     Investment gains (losses), net............         1             --        --         (67)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
  Subtotal.....................................         1             --        --         (67)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
Other comprehensive income (loss)..............         7             (2)       --          14           --         1
Purchases......................................       572             --        --          --           --        --
Sales..........................................      (142)            (1)       --         (87)          --        (8)
Transfers into Level 3/(1)/....................        25             --        --          --           --        --
Transfers out of Level 3/(1)/..................       (38)            --        (1)        (14)          --        (9)
                                                ---------    -----------  --------  ----------    ---------  --------
BALANCE, DECEMBER 31, 2016..................... $     845    $        42  $     --  $      349    $      --  $     24
                                                =========    ===========  ========  ==========    =========  ========

BALANCE, JANUARY 1, 2015....................... $     380    $        47  $     --  $      715    $       2  $     53
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         3             --        --           1           --        --
     Investment gains (losses), net............         2             --        --         (38)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
  Subtotal.....................................         5             --        --         (37)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
Other comprehensive income (loss)..............       (25)            (1)       --          64           --        (4)
Purchases......................................        60             --         1          --           --        --
Sales..........................................       (38)            (1)       --        (175)          (2)       (9)
Transfers into Level 3/(1)/....................        99             --        --          --           --        --
Transfers out of Level 3/(1)/..................       (61)            --        --         (64)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
BALANCE, DECEMBER 31, 2015..................... $     420    $        45  $      1  $      503    $      --  $     40
                                                =========    ===========  ========  ==========    =========  ========

                              Level 3 Instruments
                            Fair Value Measurements

                                                             State and             Commercial  Residential
                                                             Political    Foreign  Mortgage-    Mortgage-    Asset-
                                                Corporate  Sub-divisions   Govts     backed      backed      backed
                                                ---------  -------------  -------- ----------  -----------  -------
                                                                           (In Millions)

BALANCE, JANUARY 1, 2014....................... $     291    $        46  $     -- $      700     $      4  $    83
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         2             --        --          2           --       --
     Investment gains (losses), net............         3             --        --        (89)          --       --
                                                ---------    -----------  -------- ----------     --------  -------
  Subtotal.....................................         5             --        --        (87)          --       --
                                                ---------    -----------  -------- ----------     --------  -------
Other comprehensive income (loss)..............         6              2        --        135           --        7
Purchases......................................       162             --        --         --           --       --
Sales..........................................       (30)            (1)       --        (20)          (2)     (37)
Transfers into Level 3/(1)/....................        15             --        --         --           --       --
Transfers out of Level 3/(1)/..................       (69)            --        --        (13)          --       --
                                                ---------    -----------  -------- ----------     --------  -------
BALANCE, DECEMBER 31, 2014..................... $     380    $        47  $     -- $      715     $      2  $    53
                                                =========    ===========  ======== ==========     ========  =======

                                                                                                         GMXB
                                                REDEEMABLE       OTHER           GMIB      SEPARATE   DERIVATIVE  CONTINGENT
                                                PREFERRED       EQUITY        REINSURANCE  ACCOUNTS   FEATURES'     PAYMENT
                                                  STOCK     INVESTMENTS/(2)/     ASSET      ASSETS    LIABILITY   ARRANGEMENT
                                                ----------- ---------------  ------------  --------  -----------  -----------
                                                                                (IN MILLIONS)
BALANCE, JANUARY 1, 2016....................... $        --   $          49  $     10,585  $    313  $    (5,172)          31
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............          --              --            --        --           --           --
     Investment gains (losses), net............          --              --            --        19           --           --
     Net derivative gains (losses).............          --              --          (262)       --          137           --
                                                -----------   -------------  ------------  --------  -----------  -----------
  Subtotal.....................................          --              --          (262)       19          137           --
                                                -----------   -------------  ------------  --------  -----------  -----------
Other comprehensive income (loss)..............          --              (2)           --        --           --           --
Purchases/(3)/.................................           1              --           223        10         (317)          11
Sales/(4)/.....................................          --              --          (230)       --            4           --
Settlements/(5)/...............................          --              --            --        (7)          --          (24)
Activities related to VIEs.....................          --              20            --        --           --           --
Transfers into Level 3/(1)/....................          --              --            --         1           --           --
Transfers out of Level 3/(1)/..................          --             (56)           --       (23)          --           --
                                                -----------   -------------  ------------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2016..................... $         1   $          11  $     10,316  $    313  $    (5,348) $        18
                                                ===========   =============  ============  ========  ===========  ===========

BALANCE, JANUARY 1, 2015....................... $        --   $          61  $     10,725  $    260  $    (4,150)          42
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............          --              --            --        --           --           --
     Investment gains (losses), net............          --               5            --        36           --           --
     Net derivative gains (losses).............          --              --          (316)       --         (749)          --
                                                -----------   -------------  ------------  --------  -----------  -----------
  Subtotal.....................................          --               5          (316)       36         (749)          --
                                                -----------   -------------  ------------  --------  -----------  -----------

                                                                                                           GMxB
                                                 Redeemable        Other           GMIB      Separate   derivative  Contingent
                                                 Preferred        Equity        Reinsurance  Accounts   features'     Payment
                                                   Stock      Investments/(2)/     Asset      Assets    liability   Arrangement
                                                -----------  -----------------  -----------  --------  -----------  -----------
                                                                                 (In Millions)
Purchases/(3)/................................. $        --  $               1  $       229  $     26  $      (274) $        --
Sales/(4)/.....................................          --                (20)         (53)       (2)           1          (11)
Settlements/(5)/...............................          --                 --           --        (5)          --           --
Transfers into Level 3/(1)/....................          --                 --           --        --           --           --
Transfers out of Level 3/(1)/..................          --                 --           --        (2)          --           --
                                                -----------  -----------------  -----------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2015..................... $        --  $              49  $    10,585  $    313  $    (5,172) $        31
                                                ===========  =================  ===========  ========  ===========  ===========

                                                                                                           GMxB
                                                 Redeemable        Other           GMIB      Separate   derivative  Contingent
                                                 Preferred        Equity        Reinsurance  Accounts   features'     Payment
                                                   Stock      Investments/(2)/     Asset      Assets    liability   Arrangement
                                                -----------  -----------------  -----------  --------  -----------  -----------
                                                                                 (In Millions)

BALANCE, JANUARY 1, 2014....................... $        15  $              52  $     6,758  $    237  $    (2,025) $        38
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............          --                  3           --        --           --           --
     Investment gains (losses), net............          --                  1           --        15           --           --
     Net derivative gains (losses).............          --                 --        3,855        --       (1,874)          --
                                                -----------  -----------------  -----------  --------  -----------  -----------
  Subtotal.....................................          --                  4        3,855        15       (1,874)          --
                                                -----------  -----------------  -----------  --------  -----------  -----------
Purchases/(3)/.................................          --                  8          225        16         (251)           9
Sales/(4)/.....................................         (15)                (1)        (113)       (3)          --           (5)
Settlements/(5)/...............................          --                 --           --        (5)          --           --
Transfers into Level 3/(1)/....................          --                 --           --        --           --           --
Transfers out of Level 3/(1)/..................          --                 (2)          --        --           --           --
                                                -----------  -----------------  -----------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2014..................... $        --  $              61  $    10,725  $    260  $    (4,150) $        42
                                                ===========  =================  ===========  ========  ===========  ===========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/Includes Level 3 amounts for Trading securities and consolidated VIE investments.
  /(3)/For the GMIB reinsurance contract asset and GWBL and other features reserves, represents premiums.
  /(4)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GWBL and other features reserves represents benefits paid.
  /(5)/For contingent payment arrangements, it represents payments under the arrangement.

   The table below details changes in unrealized gains (losses) for 2016 and 2015 by category for Level 3 assets and liabilities still held at December 31, 2016 and 2015, respectively:

                                                         INCOME (LOSS)
                                                -------------------------------
                                                INVESTMENT    NET
                                                  GAINS    DERIVATIVE
                                                (LOSSES),    GAINS
                                                   NET      (LOSSES)     OCI
                                                ---------- ---------- ---------
                                                         (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2016
STILL HELD AT DECEMBER 31, 2016
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $       -- $      11
     State and political subdivisions..........         --         --        (1)
     Commercial mortgage-backed................         --         --         9
     Asset-backed..............................         --         --         1
                                                ---------- ---------- ---------
       Subtotal................................ $       -- $       -- $      20
                                                ---------- ---------- ---------

                                                          INCOME (LOSS)
                                                --------------------------------
                                                INVESTMENT    NET
                                                  GAINS    DERIVATIVE
                                                (LOSSES),    GAINS
                                                   NET      (LOSSES)      OCI
                                                ---------- ----------  ---------
                                                          (IN MILLIONS)
   GMIB reinsurance contracts.................. $       -- $     (262) $      --
   Separate Accounts' assets/(1)/..............         20         --         --
   GMxB derivative features' liability.........         --        137         --
                                                ---------- ----------  ---------
       Total................................... $       20 $     (125) $      20
                                                ========== ==========  =========

Level 3 Instruments
Full Year 2015
Still Held at December 31, 2015
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $       --  $     (25)
     State and political subdivisions..........         --         --         (2)
     Commercial mortgage-backed................         --         --         61
     Asset-backed..............................         --         --         (4)
                                                ---------- ----------  ---------
       Subtotal................................ $       -- $       --  $      30
                                                ---------- ----------  ---------
     GMIB reinsurance contracts................         --       (316)        --
     Separate Accounts' assets/(1)/............         36         --         --
     GMxB derivative features' liability.......         --       (749)        --
                                                ---------- ----------  ---------
       Total................................... $       36 $   (1,065) $      30
                                                ========== ==========  =========

  /(1)/There is an investment expense that offsets this investment gain (loss).

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2016 and 2015, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2016

                                FAIR         VALUATION              SIGNIFICANT
                                VALUE        TECHNIQUE           UNOBSERVABLE INPUT           RANGE
                               ------- ---------------------- ------------------------- -----------------
ASSETS:                                                      (IN MILLIONS)
Investments:
Fixed maturities,
  available-for-sale:
   Corporate.................. $    55 Matrix pricing model             Spread over the
                                                                      industry-specific
                                                                  benchmark yield curve  0 BPS - 565 BPS

                                   636 Market comparable               EBITDA multiples   4.3X - 25.6X
                                         companies                        Discount rate   7.0% - 17.8%
                                                                    Cash flow Multiples   14.0X - 16.5X
---------------------------------------------------------------------------------------------------------

   Asset-backed...............       2 Matrix pricing model            Spread over U.S.
                                                                         Treasury curve 25 BPS - 687 BPS
---------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     295 Third party appraisal        Capitalization rate       4.8%
                                                               Exit capitalization rate       5.7%
                                                                          Discount rate       6.6%

                                     3 Discounted cash flow            Spread over U.S.
                                                                         Treasury curve 273 BPS - 512 BPS
                                                                        Discount factor    1.1% - 7.0%
---------------------------------------------------------------------------------------------------------

GMIB reinsurance contract       10,316 Discounted cash flow                 Lapse Rates    1.5% - 5.7%
  asset.......................                                         Withdrawal rates    0.0% - 8.0%
                                                                 GMIB Utilization Rates   0.0% - 16.0%
                                                                   Non-performance risk  5 BPS - 17 BPS
                                                              Volatility rates - Equity   11.0% - 38.0%
---------------------------------------------------------------------------------------------------------

                               FAIR        VALUATION              SIGNIFICANT
                               VALUE       TECHNIQUE           UNOBSERVABLE INPUT          RANGE
                               ------ --------------------- ------------------------  ----------------
                                                            (IN MILLIONS)
LIABILITIES:
GMIBNLG....................... $5,184 Discounted cash flow           Non-performance
                                                                    risk Lapse Rates        1.1%
                                                                    Withdrawal Rates    1.2% - 26.2%
                                                                  Annuitization  NLG    0.0% - 8.0%
                                                                    Forfeiture Rates    0.0% - 16.0%
                                                                    Long-term equity    0.55% - 2.1%
                                                                          Volatility       20.0%
------------------------------------------------------------------------------------------------------
GWBL/GMWB.....................    114 Discounted cash flow    Lapse Rates Withdrawal    1.0% - 5.7%
                                                            Rates  Utilization Rates    0.0% - 7.0%
                                                                  Volatility rates -  100% AFTER DELAY
                                                                              Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------
GIB...........................     30 Discounted cash flow    Lapse Rates Withdrawal    1.0% - 5.7%
                                                            Rates  Utilization Rates    0.0% - 8.0%
                                                                  Volatility rates -  100% AFTER DELAY
                                                                              Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------
GMAB..........................     20 Discounted cash flow    Lapse Rates Volatility    1.0% - 11.0%
                                                                      rates - Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2015

                                 Fair         Valuation                  Significant
                                 Value        Technique               Unobservable Input               Range
                                ------- ---------------------- --------------------------------- -----------------
                                                              (In Millions)
ASSETS:
Investments:
  Fixed maturities,
  available-for-sale:
   Corporate................... $    61 Matrix pricing model
                                                               Spread over the industry-specific
                                                                           benchmark yield curve 50 bps - 565 bps
------------------------------------------------------------------------------------------------------------------

                                    154 Market comparable                                 EBITDA   7.8x - 19.1x
                                          companies                      multiples Discount rate   7.0% - 12.6%
                                                                             Cash flow Multiples   14.0x - 16.5x
------------------------------------------------------------------------------------------------------------------

   Asset-backed................       3 Matrix pricing model                    Spread over U.S.
                                                                                  Treasury curve 30 bps - 687 bps
------------------------------------------------------------------------------------------------------------------

   Other equity investments....      10 Market comparable                                Revenue
                                          companies                          multiple Marketable    2.5x - 4.8x
                                                                                        Discount       30.0%
------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     271 Third party appraisal                Capitalization rate       4.9%
                                                                        Exit capitalization rate       5.9%
                                                                                   Discount rate       6.7%

                                      7 Discounted cash flow                    Spread over U.S.
                                                                                  Treasury curve
                                                                          Gross domestic product 280 bps - 411 bps
                                                                                            rate    0.0% - 1.1%
                                                                                 Discount factor    2.3% - 5.9%
------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract        10,585 Discounted cash flow                         Lapse Rates    0.6% - 5.7%
  asset........................                                                 Withdrawal rates    0.2% - 8.0%
                                                                          GMIB Utilization Rates    0.0% - 15%
                                                                            Non-performance risk  5 bps - 18 bps
                                                                       Volatility rates - Equity     9% - 35%
------------------------------------------------------------------------------------------------------------------

                               Fair        Valuation              Significant
                               Value       Technique           Unobservable Input          Range
                               ------ --------------------- ------------------------  ----------------
                                                            (In Millions)
LIABILITIES:
GMIBNLG....................... $4,987 Discounted cash flow           Non-performance
                                                                    risk Lapse Rates        1.5%
                                                                    Withdrawal Rates    1.2% - 26.2%
                                                                  Annuitization  NLG    0.0% - 11.5%
                                                                    Forfeiture Rates    0.0% - 16.0%
                                                                    Long-term equity    0.55% - 2.1%
                                                                          Volatility       20.0%
------------------------------------------------------------------------------------------------------

GWBL/GMWB.....................    120 Discounted cash flow    Lapse Rates Withdrawal    1.0% - 5.7%
                                                            Rates  Utilization Rates    0.0% - 7.0%
                                                                  Volatility rates -  100% after delay
                                                                              Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------

GIB...........................     35 Discounted cash flow                Withdrawal
                                                             Rates Utilization Rates    0.0% - 8.0%
                                                                  Volatility rates -  100% after delay
                                                                              Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------

GMAB..........................     29 Discounted cash flow    Lapse Rates Volatility    1.0% - 11.0%
                                                                      rates - Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------

   Excluded from the tables above at December 31, 2016 and 2015, respectively, are approximately $594 million and $865 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 37.5% and 63.1% of total assets classified as Level 3 and represent only 0.4% and 0.6% of total assets measured at fair value on a recurring basis at December 31, 2016 and 2015 respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2016 and 2015, respectively, are approximately $691 million and $215 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 81.8% and 51.2% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2016 and 2015, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2016 and 2015, are approximately 8.3% and 7.5%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Included in other equity investments classified as Level 3 are reporting entities' venture capital securities in the Technology, Media and Telecommunications industries. The fair value measurements of these securities include significant unobservable inputs including an enterprise value to revenue multiples and a discount rate to account for liquidity and various risk factors. Significant increases (decreases) in the enterprise value to revenue multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

   Separate Accounts' assets classified as Level 3 in the table at December 31, 2016 and 2015, primarily consist of a private real estate fund with a fair value of approximately $295 million and $271 million, a private equity investment with a fair value of approximately $1 million and $2 million and mortgage loans with fair value of approximately $2 million and $5 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $12 million and $3 million at December 31, 2016 and $28 million and $7 million at December 31, 2015, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using the Company's data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIBNLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for Non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB benefit accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The three AB acquisition-related contingent consideration liabilities (with a combined fair value of $18 million and $31 million as of December 31, 2016 and 2015, respectively) were currently valued using projected AUM growth rates with a weighted average of 18.0% and 46.0%, revenue growth rates (with a range of 4.0% to 31.0%) and 43.0%, and a discount rate (with a range of 1.4% to 6.4%) and 3.0% as of December 31, 2016 and December 31, 2015, respectively.

   The carrying values and fair values at December 31, 2016 and 2015 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                 FAIR VALUE
                                              ------------------------------------------------
                                               CARRYING
                                                VALUE    LEVEL 1 LEVEL 2  LEVEL 3     TOTAL
                                              ---------- ------- ------- ---------- ----------
                                                               (IN MILLIONS)
December 31, 2016:
Mortgage loans on real estate................ $    9,757 $    -- $    -- $    9,608 $    9,608
Loans to affiliates..........................        703      --     775         --        775
Policyholders liabilities: Investment
  contracts..................................      2,226      --      --      2,337      2,337
Funding Agreements...........................      2,255      --   2,202         --      2,202
Policy loans.................................      3,361      --      --      4,257      4,257
Short-term debt..............................        513      --     513         --        513
Separate Account Liabilities.................      6,194      --      --      6,194      6,194
December 31, 2015:
Mortgage loans on real estate................ $    7,171 $    -- $    -- $    7,257 $    7,257
Loans to affiliates..........................      1,087      --     795        390      1,185
Policyholders liabilities: Investment
  contracts..................................      7,325      --      --      7,430      7,430
Funding Agreements...........................        500      --     500         --        500
Policy loans.................................      3,393      --      --      4,343      4,343
Short-term debt..............................        584      --     584         --        584
Separate Account Liabilities.................      5,124      --      --      5,124      5,124

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The Company's short-term debt primarily includes commercial paper issued by AB with short-term maturities and book value approximates fair value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   Fair values for FHLBNY funding agreements are determined from a matrix pricing model and are internally assessed for reasonableness. The matrix pricing model for FHLBNY funding agreements utilizes an independently sourced Treasury curve which is separately sourced from the Barclays' suite of curves.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and Escrow Shield Plus product reserves are held at book value.

8) INSURANCE LIABILITIES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities without NLG, before reinsurance ceded, reflected in the Consolidated Balance Sheet in Future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2014................... $  1,612  $  4,385  $  5,997
  Paid guarantee benefits....................     (231)     (220)     (451)
  Other changes in reserve...................      344       539       883
                                              --------  --------  --------
Balance at December 31, 2014.................    1,725     4,704     6,429
  Paid guarantee benefits....................     (313)      (89)     (402)
  Other changes in reserve...................    1,579      (728)      851
                                              --------  --------  --------
Balance at December 31, 2015.................    2,991     3,887     6,878
  Paid guarantee benefits....................     (357)     (281)     (638)
  Other changes in reserve...................      531       264       795
                                              --------  --------  --------
Balance at December 31, 2016................. $  3,165  $  3,870  $  7,035
                                              ========  ========  ========

   The following table summarizes the ceded GMDB liabilities, reflected in the Consolidated Balance Sheet in amounts due to reinsurers:

                                                  GMDB
                                              -------------
                                              (IN MILLIONS)
Balance at January 1, 2014................... $         791
  Paid guarantee benefits....................          (114)
  Other changes in reserve...................           156
                                              -------------
Balance at December 31, 2014.................           833
  Paid guarantee benefits....................          (148)
  Other changes in reserve...................           745
                                              -------------
Balance at December 31, 2015.................         1,430
  Paid guarantee benefits....................          (174)
  Other changes in reserve...................           302
                                              -------------
Balance at December 31, 2016................. $       1,558
                                              =============

   The GMxB derivative features' liability and the liability for SCS, SIO, MSO and IUL indexed features are considered embedded or freestanding insurance derivatives and are reported at fair value. Summarized in the table below are the fair values of these liabilities at December 31, 2016 and 2015:

                                                 DECEMBER 31,
                                              -------------------
                                                2016      2015
                                              --------- ---------
                                                 (IN MILLIONS)
GMIBNLG/(1)/................................. $   5,184 $   4,987
SCS,MSO, IUL features/(2)/...................       875       298
GWBL/GMWB/(1)/...............................       114       120
GIB/(1)/.....................................        30        35
GMAB/(1)/....................................        20        29
                                              --------- ---------
Total Embedded and Freestanding derivative
  liability.................................. $   6,223 $   5,469
                                              ========= =========
GMIB reinsurance contract asset/(3)/......... $  10,316 $  10,585
                                              ========= =========

  /(1)/Reported in future policyholders' benefits and other policyholders'
       liabilities in the consolidated balance sheets.
  /(2)/Reported in policyholders' account balances in the consolidated balance sheets.
  /(3)/Reported in GMIB reinsurance contract asset in the consolidated balance sheets.

   The December 31, 2016 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                    RETURN OF
                                                     PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                    ---------  --------  --------  ---------  ---------
                                                                   (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account................................. $  13,642  $    121  $     72  $     220  $  14,055
   Separate Accounts............................... $  40,736  $  8,905  $  3,392  $  33,857  $  86,890
Net amount at risk, gross.......................... $     237  $    154  $  2,285  $  16,620  $  19,296
Net amount at risk, net of amounts reinsured....... $     237  $    108  $  1,556  $   7,152  $   9,053
Average attained age of contractholders............      51.2      65.8      72.3       67.1       55.1
Percentage of contractholders over age 70..........       9.2%     37.1%     60.4%      40.6%      17.1%
Range of contractually specified interest rates....       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
-----
  Account values invested in:
   General Account.................................       N/A       N/A  $     33  $     321  $     354
   Separate Accounts...............................       N/A       N/A  $ 18,170  $  39,678  $  57,848
Net amount at risk, gross..........................       N/A       N/A  $  1,084  $   6,664  $   7,748
Net amount at risk, net of amounts reinsured.......       N/A       N/A  $    334  $   1,675  $   2,009
Weighted average years remaining until
  annuitization....................................       N/A       N/A       1.6        1.3        1.3
Range of contractually specified interest rates....       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   For more information about the reinsurance programs of the Company's GMDB and GMIB exposure, see "Reinsurance" in Note 9.

..   VARIABLE ANNUITY INFORCE MANAGEMENT. The Company continues to proactively manage its variable annuity in-force business. Since 2012, the Company has initiated several programs to purchase from certain contractholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. In March 2016, a program to give contractholders an option to elect a full buyout of their rider or a new partial (50%) buyout of their rider expired. The Company believes that buyout programs are mutually beneficial to both the Company and contractholders who no longer need or want all or part of the GMDB or GMIB rider. To reflect the actual payments and reinsurance credit received from the buyout program that expired in March 2016 the Company recognized a $4 million increase to Net income in 2016. For additional information, see "Accounting for VA Guarantee Features" in Note 2.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                 DECEMBER 31,
                                              -------------------
                                                2016      2015
                                              --------- ---------
                                                 (IN MILLIONS)
GMDB:
-----
Equity....................................... $  69,625 $  66,230
Fixed income.................................     2,483     2,686
Balanced.....................................    14,434    15,350
Other........................................       348       375
                                              --------- ---------
Total........................................ $  86,890 $  84,641
                                              ========= =========

GMIB:
-----
Equity....................................... $  45,931 $  43,874
Fixed income.................................     1,671     1,819
Balanced.....................................    10,097    10,696
Other........................................       149       170
                                              --------- ---------
Total........................................ $  57,848 $  56,559
                                              ========= =========

    C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2016, the total account value and net amount at risk of the hedged variable annuity contracts were $51,961 million and $7,954 million, respectively, with the GMDB feature and $38,559 million and $3,285 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to income (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, the related reinsurance reserve ceded, reflected in Amounts due from reinsurers and deferred cost of reinsurance, reflected in Other assets in the Consolidated balance sheets.

                                               DIRECT   REINSURANCE
                                              LIABILITY    CEDED       NET
                                              --------- -----------  -------
                                                       (IN MILLIONS)
Balance at January 1, 2014................... $     789    $   (415) $   374
  Other changes in reserves..................       179        (109)      70
                                              ---------    --------  -------
Balance at December 31, 2014.................       968        (524)     444
  Other changes in reserves..................       164          16      180
                                              ---------    --------  -------
Balance at December 31, 2015.................     1,132        (508)     624
  Other changes in reserves..................        50         (98)     (48)
                                              ---------    --------  -------
Balance at December 31, 2016................. $   1,182    $   (606) $   576
                                              =========    ========  =======

    E) Loss Recognition Testing

   After the initial establishment of reserves, loss recognition tests are performed using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC is first written off, and thereafter a premium deficiency reserve is established by a charge to income.

   In 2016, the Company determined that it had a loss recognition in certain of its variable interest sensitive life insurance products due to low interest rates. In 2016, the Company wrote off $224 million, of the DAC balance through accelerated amortization.

   In addition, the Company is required to analyze the impacts from net unrealized investment gains and losses on its available-for-sale investment securities backing insurance liabilities, as if those unrealized investment gains and losses were realized. These adjustments result in the recognition of unrealized gains and losses on related insurance assets and liabilities in a manner consistent with the recognition of the unrealized gains and losses on available-for-sale investment securities within the statements of comprehensive income (loss) and changes in equity. Changes in net unrealized investment (gains) losses may increase or decrease the ending DAC balance. Similar to a loss recognition event, when the DAC balance is reduced to zero, additional insurance liabilities are established if necessary. Unlike a loss recognition event, based on changes in net unrealized investment (gains) losses, these adjustments may reverse from period to period. In 2016, due primarily to the decline in interest rates increasing unrealized investments gains, the Company wrote-off $22 million of the DAC balance, and a cumulative decrease in the accumulated effect of net unrealized investment gains of approximately $41 million as of December 31, 2016, with an offsetting amount recorded in other comprehensive income (loss). There was no impact to net income (loss).

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains up to $25 million on each single-life policy and $30 million on each second-to-die policy, with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2016, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 3.8% and 49.3%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 18.0% and 56.0%, respectively, of its current liability exposure resulting from the GMIB feature. For additional information, see
   Note 8.

   Based on management's estimates of future contract cash flows and experience, the fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2016 and 2015 were $10,316 million and $10,585 million, respectively. The increases (decreases) in fair value were $(269) million, $(140) million and $3,967 million for 2016, 2015 and 2014, respectively, reported in Net derivative gains (loses) on the consolidated statement of income.

   At December 31, 2016 and 2015, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,458 million and $2,458 million, of which $2,381 million and $2,005 million related to three specific reinsurers, which were Zurich Insurance Company Ltd. (AA -- rating), Chubb Tempest Reinsurance Ltd. (AA rating) and Connecticut General Life Insurance Company (AA- rating). At December 31, 2016 and 2015, affiliated reinsurance recoverables related to insurance contracts amounted to $2,177 million and $2,009 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.

   Reinsurance payables related to insurance contracts were $125 million and $131 million, at December 31, 2016 and 2015, respectively.

   The Company cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $82 million and $92 million at December 31, 2016 and 2015, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Company has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, AXA Equitable currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2016 and 2015 were $734 million and $744 million, respectively.

   For affiliated reinsurance agreements see "Related Party Transactions" in
   Note 11.

   The following table summarizes the effect of reinsurance:

                                               2016    2015    2014
                                              ------  ------  ------
                                                   (IN MILLIONS)
Direct premiums.............................. $  824  $  794  $  817
Reinsurance assumed..........................    206     207     211
Reinsurance ceded............................   (176)   (173)   (181)
                                              ------  ------  ------
Premiums..................................... $  854  $  828  $  847
                                              ======  ======  ======
Policy charges and fee income ceded.......... $  640  $  645  $  630
                                              ======  ======  ======
Policyholders' Benefits Ceded................ $  942  $  527  $  726
                                              ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities for individual DI and major medical policies were $1,918 million and $1,789 million before ceded reserves of $1,849 million and $1,709 million at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, respectively, $1,676 million and $1,652 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                      2016   2015  2014
                                                    -------- ----- -----
                                                       (IN MILLIONS)

Incurred benefits related to current year.......... $      7 $  11 $  14
Incurred benefits related to prior years...........       15    22    16
                                                    -------- ----- -----
Total Incurred Benefits............................ $     22 $  33 $  30
                                                    ======== ===== =====
Benefits paid related to current year.............. $     17 $  18 $  20
Benefits paid related to prior years...............       15    13    11
                                                    -------- ----- -----
Total Benefits Paid................................ $     32 $  31 $  31
                                                    ======== ===== =====

10)SHORT-TERM DEBT

   As of December 31, 2016 and 2015, the Company had $513 million and
   $584 million, respectively, in commercial paper outstanding with weighted average interest rates of approximately 0.9% and 0.5%, respectively, all of which is related to AB.

   AB has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million, any such increase being subject to the consent of the affected lenders. The AB Credit Facility is available for AB and SCB LLC's business purposes, including the support of AB's $1,000 million commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2016, AB and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   On October 22, 2014, as part of an amendment and restatement, the maturity date of the AB Credit Facility was extended from January 17, 2017 to October 22, 2019. There were no other significant changes included in the amendment.

   On December 1, 2016, AB entered into a $200 million, unsecured 364-day senior revolving credit facility (the "AB Revolver") with a leading international bank and the other lending institutions that may be party thereto. The AB Revolver is available for AB's and SCB LLC's business purposes, including the provision of additional liquidity to meet funding requirements primarily related to SCB LLC's operations. Both AB and SCB LLC can draw directly under the AB Revolver and management expects to draw on the AB Revolver from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Revolver. The AB Revolver contains affirmative, negative and financial covenants which are identical to those of the AB Credit Facility. As of December 31, 2016, AB had no amounts outstanding under the AB Revolver.

   As of December 31, 2016 and 2015, AB and SCB LLC had no amounts outstanding under the AB Credit Facility. During 2016 and 2015, AB and SCB LLC did not draw upon the AB Credit Facility.

   In addition, SCB LLC has four uncommitted lines of credit with three financial institutions. Three of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $225 million, with AB named as an additional borrower, while one line has no stated limit. As of December 31, 2016 and 2015, SCB LLC had no bank loans outstanding.

11)RELATED PARTY TRANSACTIONS

   LOANS TO AFFILIATES. In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new
   $382 million, seven year term loan with an interest rate of 4.0% was issued. In January 2016, the property was sold and a portion of the proceeds was used to repay the $382 million term loan outstanding and a $65 million prepayment penalty.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXARE Arizona Company's ("AXA Arizona") $50 million note receivable from AXA for $54 million. AXA Arizona is a wholly-owned subsidiary of AXA Financial. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   LOANS FROM AFFILIATES. In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% which was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note paid interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   EXPENSE REIMBURSEMENTS AND COST SHARING AGREEMENTS. The Company provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with AXA Financial, certain AXA Financial subsidiaries and affiliates to conduct their business. In addition, the Company, along with other AXA affiliates, participates in certain intercompany cost sharing and service agreements including technology and professional development arrangements. The associated costs related to the service and cost sharing agreements are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company.

   AFFILIATED DISTRIBUTION EXPENSE. AXA Equitable pays commissions and fees to AXA Distribution Holding and its subsidiaries ("AXA Distribution") for sales of insurance products. The commissions and fees paid to AXA Distribution are based on various selling agreements.

   AFFILIATED DISTRIBUTION REVENUE. AXA Distributors, a subsidiary of AXA Equitable, receives commissions and fee revenue from MONY America for sales of its insurance products. The commissions and fees earned from MONY America are based on the various selling agreements.

   AFFILIATED INVESTMENT ADVISORY AND ADMINISTRATIVE FEES. FMG, a subsidiary of AXA Equitable, provides investments advisory and administrative services to EQAT, VIP Trust, 1290 Funds and other AXA affiliated trusts. Investment advisory and administrative fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

   AFFILIATED INVESTMENT ADVISORY AND ADMINISTRATIVE EXPENSES. AXA Investment Managers ("AXA IM"), AXA Real Estate Investment Managers ("AXA REIM") and AXA Rosenberg provide sub-advisory services to the Company's retail mutual funds and certain investments of the Company's General Account. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

   The table below summarizes the expenses reimbursed to/from the Company and Commission and fees received/paid by the Company for 2016, 2015 and 2014:

                                                       2016     2015     2014
                                                     -------- -------- --------
                                                           (IN MILLIONS)
EXPENSES PAID OR ACCRUED FOR BY THE COMPANY:
Paid or accrued expenses for services provided by
  AXA, AXA Financial and Affiliates................. $    188 $    164 $    173
Paid or accrued commission and fee expenses for
  sale of insurance products by AXA Distribution....      587      603      616
Paid or accrued expenses for investment management
  services provided by AXA IM, AXA REIM and AXA
  Rosenberg.........................................        2        1        1
                                                     -------- -------- --------
Total affiliated expenses paid or accrued for.......      777      768      790
                                                     ======== ======== ========
REVENUE RECEIVED OR ACCRUED FOR BY THE COMPANY:
Amounts received or accrued for cost sharing
  services provided to AXA, AXA Financial and
  affiliates........................................      531      491      482
Amounts received or accrued for commissions and
  fees earned for sale of MONY America's insurance
  products..........................................       11       13        2
Amounts received or accrued for investment
  management and administrative services provided
  to EQAT, VIP Trust, 1290 Funds and Other AXA
  Trusts............................................      674      707      711
                                                     -------- -------- --------
Total affiliated revenue received or accrued for.... $  1,216 $  1,211 $  1,195
                                                     ======== ======== ========

   INSURANCE RELATED TRANSACTIONS. The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products through reinsurance transactions with AXA RE Arizona.

   The Company currently reinsures to AXA Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2016 and 2015, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,574 million and $8,741 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and universal life and policy fee income in 2016, 2015 and 2014 related to the UL and no lapse guarantee riders totaled approximately
   $447 million, $453 million and $453 million, respectively. Ceded claims paid in 2016, 2015 and 2014 were $65 million, $54 million and $83 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,376 million at December 31, 2016) and/or letters of credit ($3,660 million at December 31, 2016). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2016, 2015 and 2014 totaled approximately $20 million, $21 million and $22 million, respectively. Claims and expenses paid in 2016, 2015 and 2014 were $6 million, $5 million and $10 million, respectively.

   In April 2015, AXA entered into a mortality catastrophe bond based on general population mortality in each of France, Japan and the U.S. The purpose of the bond is to protect AXA against a severe worldwide pandemic. AXA Equitable entered into a stop loss reinsurance agreement with AXA Global Life to protect AXA Equitable with respect to a deterioration in its claim experience following the occurrence of an extreme mortality event. Premiums and expenses associated with the reinsurance agreement were $4 million in both 2016 and 2015.

   Investment management and service fees includes certain revenues for services provided to mutual funds managed by AB. These revenues are described below:

                                               2016     2015     2014
                                              ------- -------- --------
                                                    (IN MILLIONS)

Investment advisory and services fees........ $   999 $  1,056 $  1,062
Distribution revenues........................     372      415      433
Other revenues -- shareholder servicing fees.      76       85       91
Other revenues -- other......................       6        5        6

   OTHER TRANSACTIONS. Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable Qualified Pension Plan ("AXA Equitable QP") was transferred from AXA Equitable to AXA Financial under terms of an Assumption Agreement. For additional information regarding this transaction see "Employee Benefit Plans" in Note 12.

   In 2016, AXA Equitable sold artwork to AXA Financial and recognized a $20 million gain on the sale. AXA Equitable used the proceeds received from this sale to make a $21 million donation to AXA Foundation, Inc. (the "Foundation"). The Foundation was organized for the purpose of distributing grants to various tax-exempt charitable organizations and administering various matching gift programs for AXA Equitable, its subsidiaries and affiliates.

   In 2016, AXA Equitable and Saum Sing LLC ("Saum Sing"), an affiliate, formed Broad Vista Partners LLC ("Broad Vista"), AXA Equitable owns 70% and Saum Sing owns 30% of Broad Vista. On June 30, 2016, Broad Vista entered into a real estate joint venture with a third party and AXA Equitable invested approximately $25 million, reported in Other equity investments in the consolidated balance sheets.

12)EMPLOYEE BENEFIT PLANS

   AXA Equitable Retirement Plans

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $16 million, $18 million and $18 million in 2016, 2015 and 2014, respectively.

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average income over a specified period in the plan.

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the "Assumption Transaction"). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable's primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately
   $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

   AB Retirement Plans

   AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for Federal income tax purposes.

   AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000. AB's benefits are based on years of credited service and average final base salary.

   AB uses a December 31 measurement date for its pension plans.

   The funding policy of AB for its qualified pension plan is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. AB did not make a contribution to the AB Retirement Plan during 2016. AB currently estimates that it will contribute $4 million to the AB Retirement Plan during 2017. Contribution estimates, which are subject to change, are based on regulatory requirements, future market conditions and assumptions used for actuarial computations of the AB Retirement Plan's obligations and assets. AB Management, at the present time, has not determined the amount, if any, of additional future contributions that may be required.

   Net Periodic Pension Expense

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2016      2015      2014
                                              --------  --------  --------
                                                      (IN MILLIONS)
Service cost................................. $     --  $      8  $      9
Interest cost................................        6        93       107
Expected return on assets....................       (5)     (159)     (155)
Actuarial (gain) loss........................        1         1         1
Net amortization.............................       --       110       111
                                              --------  --------  --------
Net Periodic Pension Expense................. $      2  $     53  $     73
                                              ========  ========  ========

   Changes in PBO

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                 DECEMBER 31,
                                              -----------------
                                               2016      2015
                                              ------  ---------
                                                (IN MILLIONS)

Projected benefit obligation, beginning of
  year....................................... $  129  $   2,657
Service cost.................................     --         --
Interest cost................................      6         93
Actuarial (gains) losses.....................      2         (6)
Benefits paid................................     (5)      (169)
Plan amendments and curtailments.............     --          1
                                              ------  ---------
  Projected Benefit Obligation...............    132      2,576
Transfer to AXA Financial....................     --     (2,447)
                                              ------  ---------
Projected Benefit Obligation, End of Year.... $  132  $     129
                                              ======  =========

   Changes in Plan Assets/Funded Status

   The following table discloses the changes in plan assets and the funded status of the Company's qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

                                                DECEMBER 31,
                                              ----------------
                                               2016     2015
                                              ------  --------
                                                (IN MILLIONS)

Pension plan assets at fair value, beginning
  of year.................................... $   86  $  2,473
Actual return on plan assets.................      4        24
Contributions................................     --        --
Benefits paid and fees.......................     (3)     (175)
                                              ------  --------
Pension plan assets at fair value, end of
  year.......................................     87     2,322
PBO (immediately preceding the Transfer to
  AXA Financial in 2015).....................    132     2,576
                                              ------  --------
  Excess of PBO Over Pension Plan Assets
   (immediately preceding the Transfer to
   AXA Financial in 2015)....................    (45)     (254)
Transfer to AXA Financial.................... $   --  $    211
                                              ------  --------
Excess of PBO Over Pension Plan Assets, end
  of year.................................... $  (45) $    (43)
                                              ======  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $45 million and $43 million at December 31, 2016 and 2015, respectively. The aggregate PBO/accumulated benefit obligation ("ABO") and fair value of pension plan assets for plans with PBOs/ABOs in excess of those assets were $132 million and $87 million, respectively, at December 31, 2016 and $2,576 million and $2,322 million, respectively, at December 31, 2015.

   Unrecognized Net Actuarial (Gain) Loss

   The following table discloses the amounts included in AOCI at December 31, 2016 and 2015 that have not yet been recognized by AXA Equitable as components of net periodic pension cost.

                                              DECEMBER 31,
                                              ------------
                                               2016   2015
                                              -----  -----
                                              (IN MILLIONS)
Unrecognized net actuarial gain (loss)....... $ (51) $ (49)
Unrecognized prior service (cost) credit.....    (1)    (1)
                                              -----  -----
  Total...................................... $ (52) $ (50)
                                              =====  =====

   The estimated net actuarial gain (loss) and prior service (cost) credit expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $(1.4) million and $(23,000), respectively.

   Pension Plan Assets

   The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.

   At December 31, 2016 and 2015, the total fair value of plan assets for the qualified pension plans was approximately $87 million and $86 million, respectively, all supporting the AB qualified retirement plan.

                                              DECEMBER 31,
                                              ------------
                                               2016   2015
                                              -----  -----
Fixed Maturities.............................  18.0%  24.0%
Equity Securities............................  61.0   56.0
Other........................................  21.0   20.0
                                              -----  -----
  Total...................................... 100.0% 100.0%
                                              =====  =====

                                              LEVEL 1  LEVEL 2 LEVEL 3  TOTAL
                                              -------- ------- ------- --------
                                                        (IN MILLIONS)
DECEMBER 31, 2016:
ASSET CATEGORIES
Common and preferred equity.................. $     21 $    -- $    -- $     21
Mutual funds.................................       47      --      --       47
                                              -------- ------- ------- --------
  Total assets in the fair value hierarchy...       68      --      --       68
Investments measured at net assets value.....       --      --      --       19
                                              -------- ------- ------- --------
   Investments at fair value................. $     68 $    -- $    -- $     87
                                              ======== ======= ======= ========
December 31, 2015:
Asset Categories
Common and preferred equity.................. $     22 $    -- $    -- $     22
Mutual funds.................................       45      --      --       45
                                              -------- ------- ------- --------
  Total assets in the fair value hierarchy...       67      --      --       67
Investments measured at net assets value.....       --      --      --       19
                                              -------- ------- ------- --------
   Investments at fair value................. $     67 $    -- $    -- $     86
                                              ======== ======= ======= ========

   Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes.

   Discount Rate and Other Assumptions

   In 2015 and 2014 the discount rate assumptions used by AXA Equitable to measure the benefits obligations and related net periodic cost of the AXA Equitable QP reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under the AXA Equitable QP were discounted using a published high-quality bond yield curve for which AXA Equitable replaced its reference to the Citigroup-AA curve with the Citigroup Above-Median-AA curve beginning in 2014, thereby reducing the PBO of AXA Equitable's qualified pension plan and the related charge to equity to adjust the funded status of the plan by $25 million in 2014. At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $4 million in 2015.

   In fourth quarter 2015, the Society of Actuaries (SOA) released MP-2015, an update to the mortality projection scale issued last year by the SOA, indicating that while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested. For the year ended December 31, 2015 valuations of its defined benefits plans, AXA Equitable considered this new data as well as observations made from current practice regarding how best to estimate improved trends in life expectancies. As a result, AXA Equitable concluded to change the mortality projection scale used to measure and report its defined benefit obligations from 125% Scale AA to Scale BB, representing a reasonable "fit" to the results of the AXA Equitable QP mortality experience study and more aligned to current thinking in practice with respect to projections of mortality improvements. Adoption of that change increased the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $83 million. At December 31, 2014, AXA Equitable modified its then-current use of Scale AA by adopting 125% Scale AA and introduced additional refinements to its projection of assumed mortality, including use of a full generational approach, thereby increasing the year-end 2014 valuation of the AXA Equitable QP PBO by approximately
   $54 million.

   The following table discloses assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2016 and 2015. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

                                              DECEMBER 31,
                                              -----------
                                              2016   2015
                                              -----  -----
Discount rates:
   AXA Equitable QP, immediately preceding
     Transfer to AXA Financial...............   N/A  3.98%
   Other AXA Equitable defined benefit plans. 3.48%  3.66%
   AB Qualified Retirement Plan.............. 4.75%   4.3%
  Periodic cost..............................  3.7%   3.6%

Rates of compensation increase:
  Benefit obligation.........................   N/A  6.00%
  Periodic cost..............................   N/A  6.46%

Expected long-term rates of return on
  pension plan assets (periodic cost)........  6.5%  6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under the AXA Equitable QP were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately
   $6 million and $10 million for 2015 and 2014, respectively.

   Future Benefits

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2017, and in the aggregate for the five years thereafter, all of which are subsequent to the Assumption Transaction. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2016 and include benefits attributable to estimated future employee service.

                                                 PENSION
                                                BENEFITS
                                              -------------
                                              (IN MILLIONS)

2017.........................................    $        4
2018.........................................             6
2019.........................................             6
2020.........................................             5
2021.........................................             6
Years 2022 - 2026............................            38

   AXA FINANCIAL ASSUMPTIONS

   In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of AXA Financial and its subsidiaries, including the Company. AB also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2016, 2015 and 2014 for share-based payment arrangements as further described herein are as follows:

                                               2016   2015    2014
                                              ------ ------- -------
                                                  (IN MILLIONS)
Performance Units/Shares..................... $   17 $    18 $    10
Stock Options................................      1       1       1
AXA Shareplan................................     14      16      10
Restricted Units.............................    154     174     171
Other Compensation plans/(1)/................      1       2      --
                                              ------ ------- -------
Total Compensation Expenses.................. $  187 $   211 $   192
                                              ====== ======= =======

  /(1)/Other compensation plans include Stock Appreciation Rights, Restricted
       Stock and AXA Miles.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance shares under the AXA International Performance Shares Plan (the "Performance Share Plan"). Prior to 2013 they were granted performance units under the AXA Performance Unit Plan.

   Non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA
   ADRs) annually under The Equity Plan for Directors. They also were granted ADR stock options in years prior to 2014.

   Performance Units and Performance Shares

   2016 GRANT. On June 6, 2016, under the terms of the Performance Share Plan, AXA awarded approximately 1.9 million unearned performance shares to employees of AXA Equitable. The extent to which 2016-2018 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2016, the expense associated with the June 6, 2016 grant of performance shares was approximately $10 million.

   SETTLEMENT OF 2013 GRANT IN 2016. On March 22, 2016, share distributions totaling approximately $55 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance shares earned under the terms of the 2013 Performance Share Plan.

   2015 GRANT. On June 19, 2015, under the terms of the 2015 Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of AXA Equitable. The extent to which 2015-2017 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2016 and 2015 the expense associated with the June 19, 2015 grant of performance shares were $4 million and $8 million, respectively.

   SETTLEMENT OF 2012 GRANT IN 2015. On April 2, 2015, cash distributions of approximately $53 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance units earned under the terms of the AXA Performance Unit Plan 2012.

   2014 GRANT. On March 24, 2014, under the terms of the 2014 Performance Share Plan, AXA awarded approximately 1.5 million unearned performance shares to employees of AXA Equitable. The extent to which 2014-2016 cumulative performance targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The first tranche of the performance shares will vest and be settled on the third anniversary of the award date; the second tranche of these performance shares will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2016, 2015 and 2014 the expense associated with the March 24, 2014 grant of performance shares was approximately $4 million, $4 million, and $9 million respectively.

   SETTLEMENT OF 2011 GRANT IN 2014. On April 3, 2014, cash distributions of approximately $26 million were made to active and former AXA Equitable employees in settlement of 1.0 million performance units earned under the terms of the AXA Performance Unit Plan 2011.

   The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. Approximately 2 million outstanding performance shares are at risk to achievement of 2017 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2015-2017 and 2014-2016 performance targets will determine the number of performance shares earned under those awards, respectively.

   Stock Options

   2016 GRANT. On June 6, 2016, 0.6 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 21.52 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 6, 2016, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 6, 2016 have a ten-year term. The weighted average grant date fair value per option award was estimated at 1.85 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 26.6%, a weighted average expected term of 8.1 years, an expected dividend yield of 6.49% and a risk-free interest rate of 0.33%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016, the Company recognized expenses associated with the June 6, 2015 grant of options of approximately $0.6 million.

   2015 GRANT. On June 19, 2015, approximately 0.4 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 22.90 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on

   June 19, 2015, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at 1.58 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of 8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016 and 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately
   $0.1 million and $0.3 million, respectively.

   2014 GRANT. On March 24, 2014, 0.4 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 18.68 euros All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on March 24, 2014, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 24, 2014 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.89 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 29.24%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.38% and a risk-free interest rate of 1.54%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016, 2015 and 2014 the Company recognized expenses associated with the March 24, 2014 grant of options of approximately $0.2 million, $0.2 million and $0.3 million, respectively.

   Shares Authorized

   There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA, AXA Financial and AB option plans during 2016 follows:

                                                                           Options Outstanding
                                              -----------------------------------------------------------------------------
                                                    AXA Ordinary Shares            AXA ADRs/(3)/        AB Holding Units
                                              ------------------------------   --------------------- ----------------------
                                                                Weighted                   Weighted               Weighted
                                                Number          Average          Number    Average     Number     Average
                                              Outstanding       Exercise       Outstanding Exercise  Outstanding  Exercise
                                              (In 000's)         Price         (In 000's)   Price    (In 000's)    Price
                                              -----------  -----------------   ----------- --------- -----------  ---------

Options Outstanding at January 1, 2016.......    12,602.1  (Euro)      21.39          41.0 $   27.28     5,398.5  $   47.59
Options granted..............................       594.3  (Euro)      21.52            -- $      --        54.5  $    22.6
Options exercised............................      (568.2) (Euro)      14.93            -- $      --      (358.3) $    17.1
Options forfeited, net.......................              (Euro)         --            -- $      --          --  $      --
Options expired/reinstated...................    (3,092.0)              27.8           3.9     26.06        (9.7) $    65.0
                                              -----------                             ----            ----------
Options Outstanding at December 31, 2016.....     9,536.2  (Euro)      21.02          44.9 $   24.90     5,085.0  $    49.5
                                              ===========  =================          ==== =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)30,077.2/(2)/             $   252.9                     --
                                                           =================               =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................         3.1                             1.89                  2.00
                                              ===========                             ====            ==========
Options Exercisable at December 31, 2016.....     7,169.4  (Euro)      20.43          44.8 $   24.90     4,700.9  $    47.6
                                              ===========  =================          ==== =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)   26,793.5               $   252.9                     --
                                                           =================               =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................        3.74                             1.89                  2.00
                                              ===========                             ====            ==========

  /(1)/Aggregate intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2016 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   No stock options were exercised in 2016. The intrinsic value related to exercises of stock options during 2015 and 2014 were approximately
   $0.2 million and $3 million respectively, resulting in amounts currently deductible for tax purposes of approximately $0.1 million, and $1 million, respectively, for the periods then ended. In 2015 and 2014, windfall tax benefits of approximately $0.1 million and $1 million, respectively, resulted from exercises of stock option awards.

   At December 31, 2016, AXA Financial held 22,974 AXA ordinary shares in treasury at a weighted average cost of $23.95 per share, which were designated to fund future exercises of outstanding stock options.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2016, 2015 and 2014, respectively.

                                                  AXA Ordinary Shares          AB Holding Units
                                              --------------------------  -------------------------
                                                2016     2015     2014      2016     2015     2014
                                              -------  -------  --------  -------  -------  -------

Dividend yield...............................    6.49%    6.29%     6.38%     7.1%     7.1%     8.4%
Expected volatility..........................    26.6%   23.68%    29.24%    31.0%    32.1%    48.9%
Risk-free interest rates.....................    0.33%    0.92%     1.54%     1.3%     1.5%     1.5%
Expected life in years.......................     8.1      8.2       8.2      6.0      6.0      6.0
Weighted average fair value per option at
  grant date................................. $  2.06  $  1.73  $   2.89  $  2.75  $  4.13  $  4.78

   As of December 31, 2016, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 3.22 years.

   Restricted Awards

   Under The Equity Plan for Directors, AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares. Likewise, AB awards restricted AB Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AB Holding units that vest ratably over three years are made to eligible AB employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   AXA Equitable has also granted restricted AXA ordinary share units ("RSUs") to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   For 2016, 2015 and 2014, respectively, the Company recognized compensation costs of $154 million, $174 million and $171 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for RSUs. At December 31, 2016, approximately 19.2 million restricted AXA ordinary shares and AB Holding unit awards remain unvested. At December 31, 2016, approximately $39 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of
   2.6 years.

   The following table summarizes restricted AXA ordinary share activity for 2016. In addition, approximately 84,611 RSUs were granted during 2016 with graded vesting over a 4-year service period.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
Unvested as of January 1, 2016...............     34,010 $    18.43
Granted......................................     13,909 $    22.63
Vested.......................................     11,613 $    23.81
                                              ---------- ----------
Unvested as of December 31, 2016.............     36,306 $    24.46
                                              ========== ==========

   Unrestricted Awards

   Under the Equity Plan for Directors, AXA Financial provides a stock retainer to non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable). Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction.

   AXA Shareplan

   2016 AXA SHAREPLAN. In 2016, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan 2016. Eligible employees could have reserved a share purchase during the reservation period from August 29, 2016 through September 9, 2016 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 17, 2016 through October 19, 2016. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 13, 2016 to the discounted formula subscription price in Euros. Investment Option A permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of 15.53 euros/per share. Investment Option B permitted participants to purchase AXA ordinary shares at an 8.63% formula discounted price of 17.73 euros/per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2016, which is July 1, 2021. All subscriptions became binding and irrevocable on October 19, 2016.

   The Company recognized compensation expense of $14 million, $16 million and $10 million in 2016, 2015 and 2014 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2016, 2015 and 2014 primarily invested under Investment Option B for the purchase of approximately $6 million, $5 million and $5 million AXA ordinary shares, respectively.

   AXA Miles Program 2012

   On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. On March 16, 2016, AXA ordinary share distributions totaling approximately $4 million were made to active and former AXA Equitable employees in settlement of approximately 0.2 million AXA Miles earned under the terms of the AXA Miles Program 2012.

   AB Long-term Incentive Compensation Plans

   AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect, wholly-owned subsidiary of AXA Equitable, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AB implemented changes to AB's employee long-term incentive compensation award. AB amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, the Company's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AB engages in open-market purchases of AB Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2016 and 2015, AB purchased
   10.5 million and 8.5 million Holding units for $237 million and $218 million respectively. These amounts reflect open-market purchases of 7.9 million and
   5.8 million Holding units for $176 million and $151 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   During 2016, AB granted to employees and eligible directors 7.0 million restricted AB Holding unit awards (including 6.1 million granted in December for 2016 year-end awards). During 2015, AB granted to employees and eligible directors 7.4 million restricted AB Holding awards (including 7.0 million granted in December 2015 for year-end awards).

   During 2016 and 2015, AB Holding issued 0.4 million and 0.5 million Holding units, respectively, upon exercise of options to buy AB Holding units. AB Holding used the proceeds of $6 million and $9 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued Holding units.

   Effective July 1, 2013, management of AB and AB Holding retired all unallocated Holding units in AB's consolidated rabbi trust. To retire such units, AB delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AB units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AB's and AB Holding's units outstanding decreased by approximately
   13.1 million units. AB and AB Holding intend to retire additional units as AB purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AB units, as was done in December 2013.

   The cost of the 2016 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AB 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and eligible directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued Holding units. As of December 31, 2016, 0.4 million options to buy Holding units had been granted and 51.9 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 7.7 million Holding units were available for grant as of December 31, 2016.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

                                                 2016      2015       2014
                                              ----------  ------  -----------
                                                       (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $     (274) $  (19) $      (552)
  Deferred (expense) benefit.................        442      42         (488)
                                              ----------  ------  -----------
Total........................................ $      168  $   23  $    (1,040)
                                              ==========  ======  ===========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the income before income taxes and noncontrolling interest by the expected Federal income tax rate of 35.0%. The sources of the difference and their tax effects are as follows:

                                                 2016       2015       2014
                                              ----------  -------  -----------
                                                        (IN MILLIONS)

Expected income tax (expense) benefit........ $     (135) $  (362) $    (1,478)
Noncontrolling interest......................        162      119          114
Separate Accounts investment activity........        160      181          116
Non-taxable investment income (loss).........         15        8           12
Tax audit interest...........................        (22)       1           (6)
State income taxes...........................         (8)       1           (4)
AB Federal and foreign taxes.................         (4)      --            2
Tax settlement...............................         --       77          212
Other........................................         --       (2)          (8)
                                              ----------  -------  -----------
Income tax (expense) benefit................. $      168  $    23  $    (1,040)
                                              ==========  =======  ===========

   In second quarter 2015, the Company recognized a tax benefit of $77 million related to settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns.

   In second quarter 2014, the Company recognized a tax benefit of $212 million related to settlement of the IRS audit for tax years 2006 and 2007.

   In February 2014, the IRS released Revenue Ruling 2014-7, eliminating the IRS' previous guidance related to the methodology to be followed in calculating the Separate Account dividends received deduction ("DRD"). However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues previously raised related to the calculation of the DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   As of December 31, 2016 and 2015, the Company had a current tax liability of $235 million and $575 million respectively.

   The components of the net deferred income taxes are as follows:

                                                DECEMBER 31, 2016     December 31, 2015
                                              --------------------- ---------------------
                                               ASSETS   LIABILITIES  Assets   Liabilities
                                              --------- ----------- --------- -----------
                                                             (IN MILLIONS)

Compensation and related benefits............ $      88   $      -- $      93   $      --
Reserves and reinsurance.....................        --         528        --         449
DAC..........................................        --       1,390        --       1,488
Unrealized investment gains or losses........        --          23        --         134
Investments..................................        --       1,062        --       1,475
Net operating losses and credits.............       394          --       424          --
Other........................................         5          --        --          25
                                              ---------   --------- ---------   ---------
Total........................................ $     487   $   3,003 $     517   $   3,571
                                              =========   ========= =========   =========

   As of December 31, 2016, the Company had $394 million of AMT credits which do not expire.

   The Company does not provide income taxes on the undistributed income of non-U.S. corporate subsidiaries except to the extent that such income are not permanently invested outside the United States. As of December 31, 2016, $195 million of accumulated undistributed income of non-U.S. corporate subsidiaries were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately
   $79 million would need to be provided if such income were remitted.

   At December 31, 2016 and 2015, of the total amount of unrecognized tax benefits $394 million and $344 million, respectively, would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2016 and 2015 were $67 million and $52 million, respectively. For 2016, 2015 and 2014, respectively, there were $15 million, $(25) million and $(43) million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                               2016     2015     2014
                                              ------- -------  -------
                                                    (IN MILLIONS)

Balance at January 1,........................ $   418 $   475  $   592
Additions for tax positions of prior years...      39      44       56
Reductions for tax positions of prior years..      --    (101)    (181)
Additions for tax positions of current year..      --      --        8
                                              ------- -------  -------
Balance at December 31,...................... $   457 $   418  $   475
                                              ======= =======  =======

   During the second quarter of 2015, the Company reached a settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns. In 2015, the IRS commenced their examination of the 2008 and 2009 tax years, with prior years no longer subject to examination. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in Net income (loss). The balances for the past three years follow:

                                                     DECEMBER 31,
                                              --------------------------
                                                2016     2015     2014
                                              -------  -------  --------
                                                     (IN MILLIONS)

Unrealized gains (losses) on investments..... $    40  $   248  $  1,076
Foreign currency translation adjustments.....     (77)     (59)      (34)
Defined benefit pension plans................     (46)     (43)     (811)
                                              -------  -------  --------
Total accumulated other comprehensive income
  (loss).....................................     (83)     146       231
                                              -------  -------  --------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................      86       69        54
                                              -------  -------  --------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $     3  $   215  $    285
                                              =======  =======  ========

   Immediately preceding the Assumption Transaction, the AXA Equitable QP had approximately $1,193 million unrecognized net actuarial losses in AOCI that were transferred to AXA Financial, resulting in an increase in AOCI and a decrease in additional paid in capital of $1,193 million ($772 million net of tax), the net impact to AXA Equitable's consolidated Shareholder's Equity was $0 million.

   The components of OCI for the past three years, net of tax, follow:

                                                2016      2015        2014
                                              -------  ----------  ---------
                                                       (IN MILLIONS)

Foreign currency translation adjustments:
  Foreign currency translation gains
   (losses) arising during the period........ $   (18) $      (25) $     (21)
  (Gains) losses reclassified into net
   income (loss) during the period...........      --          --         --
                                              -------  ----------  ---------
  Foreign currency translation adjustment....     (18)        (25)       (21)
                                              -------  ----------  ---------
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year...........................    (160)     (1,020)     1,043
  (Gains) losses reclassified into net
   income (loss) during the year/(1)/........       2          12         37
                                              -------  ----------  ---------
Net unrealized gains (losses) on investments.    (158)     (1,008)     1,080
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other..................................     (50)        180       (168)
                                              -------  ----------  ---------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $(89), $(454) and
  $498)......................................    (208)       (828)       912
                                              -------  ----------  ---------

                                                  2016      2015      2014
                                                --------  --------  -------
                                                       (IN MILLIONS)
Change in defined benefit plans:
  Net gain (loss) arising during the year...... $     --  $     --  $   (95)
  Prior service cost arising during the year...       --        --       --
   Less: reclassification adjustments to net
     income (loss) for:/(2)/...................
     Amortization of net (gains) losses
       included in net periodic cost...........       (3)       (4)      72
     Amortization of net prior service
       credit included in net periodic cost....       --        --       --
                                                --------  --------  -------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $(2), $(2) and $(12))........................       (3)       (4)     (23)
                                                --------  --------  -------
Total other comprehensive income (loss), net
  of income taxes..............................     (229)     (857)     868
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest......       17        15       29
                                                --------  --------  -------
Other Comprehensive Income (Loss)
  Attributable to AXA Equitable................ $   (212) $   (842) $   897
                                                ========  ========  =======

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(1) million, $(6) million and $(20) million for 2016, 2015 and 2014, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see "Employee Benefit Plans" in Note 12). Reclassification amounts presented net of income tax expense (benefit) of $2 million, $2 million and $12 million for 2016, 2015 and 2014, respectively.

   Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to net income (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2017 and the four successive years are $218 million, $207 million, $194 million, $168 million, $159 million and $446 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2017 and the four successive years is $32 million, $33 million, $32 million, $16 million, $14 million and $44 million thereafter.

   Obligations under Funding Agreements

   Entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLBNY stock and the pledge of assets as collateral, AXA Equitable has purchased FHLBNY stock of $109 million and pledged collateral with a carrying value of $3,885 million, as of December 31, 2016. AXA Equitable issues short-term funding agreements to the FHLBNY and uses the funds for asset liability and cash management purposes. AXA Equitable issues long term funding agreements to the FHLBNY and uses the funds for spread lending purposes. Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see "Derivative and offsetting assets and liabilities" included in Note 3. The table below summarizes AXA Equitable's activity of funding agreements with the FHLBNY.

                                               Outstanding
                                              balance at end      Maturity of        Issued during Repaid during
                                                 of year       Outstanding balance     the Year      the year
                                              --------------- ---------------------- ------------- -------------
December 31, 2016:                                                      (In Millions)
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $       6,000
Long-term FHLBNY funding agreements.......... $            58 less than 4 years      $          58 $          --
                                              $           862 Less than 5 years      $         862 $          --
                                              $           818 great than five years  $         818 $          --
                                              ---------------                        ------------- -------------
Total long term funding agreements........... $         1,738                        $       1,738 $          --
                                              ---------------                        ------------- -------------
Total FHLBNY funding agreements at
  December 31, 2016.......................... $         2,238                        $       7,738 $       6,000
                                              ===============                        ============= =============
December 31, 2015:
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $       6,000

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2016, 2015 and 2014, respectively, AXA Equitable recorded $21 million, $3 million and $42 million pre-tax charges related to severance and lease costs. The amounts recorded in 2014 included pre-tax charges of $25 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                   DECEMBER 31,
                                              ---------------------
                                                2016    2015   2014
                                              -------  -----  -----
                                                  (IN MILLIONS)

Balance, beginning of year................... $    89  $ 113  $ 122
Additions....................................      35     10     21
Cash payments................................     (18)   (32)   (24)
Other reductions.............................      --     (2)    (6)
                                              -------  -----  -----
Balance, End of Year......................... $   106  $  89  $ 113
                                              =======  =====  =====

   In an effort to further reduce its global real estate footprint, AB completed a comprehensive review of its worldwide office locations and began implementing a global space consolidation plan in 2012. This resulted in the sublease of office space primarily in New York as well as offices in England, Australia and various U.S. locations. In 2016, AB recorded new real estate charges of $18 million, resulting from new charges of $23 million relating to the further consolidation of office space at AB's New York offices, offset by changes in estimates related to previously recorded real estate charges of $5 million, which reflects the shortening of the lease term of AB's corporate headquarters from 2029 to 2024. Real estate charges are recorded in Other operating costs and expenses in the Company's consolidated statements of income (loss).

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2016, these arrangements include commitments by the Company to provide equity financing of $697 million (including $249 million with affiliates) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2016. The Company had $883 million of commitments under existing mortgage loan agreements at December 31, 2016.

   AB maintains a guarantee in connection with the AB Credit Facility. If SCB LLC is unable to meet its obligations, AB will pay the obligations when due or on demand. In addition, AB maintains guarantees totaling $425 million for the four of SCB LLC's four uncommitted lines of credit.

   AB maintains a guarantee with a commercial bank, under which it guarantees the obligations in the ordinary course of business of SCB LLC, Sanford C. Bernstein Limited ("SCBL") and AllianceBernstein Holdings (Cayman) Ltd. ("AB Cayman"). AB also maintains three additional guarantees with other commercial banks under which it guarantees approximately $366 million of obligations for SCBL. In the event that SCB LLC, SCBL or AB Cayman is unable to meet its obligations, AB will pay the obligations when due or on demand.

   During 2009, AB entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2016 AB had funded $34 million of this commitment.

   During 2010, as general partner of the AB U.S. Real Estate L.P. (the "Real Estate Fund"), AB committed to invest $25 million in the Real Estate
   Fund. As of December 31, 2016, AB had funded $21 million of this commitment.

   During 2012, AB entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2016, AB had funded $6 million of this commitment.

   AB has not been required to perform under any of the above agreements and currently have no liability in connection with these agreements.

17)LITIGATION

   INSURANCE LITIGATION

   In July 2011, a derivative action was filed in the United States District Court of the District of New Jersey entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("Sivolella Litigation") and a substantially similar action was filed in January 2013 entitled Sanford ET AL. v. AX Equitable FMG ("Sanford Litigation"). These lawsuits were filed on behalf of a total of twelve mutual funds and, among other things, seek recovery under (i) Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") for investment management services and administrative services and (ii) a variety of other theories including unjust enrichment. The Sivolella Litigation and the Sanford Litigation were consolidated and a 25-day trial commenced in January 2016 and concluded in February 2016. In August 2016, the Court issued its decision in favor of AXA Equitable and AXA Equitable FMG, finding that the Plaintiffs had failed to meet their burden to demonstrate that AXA Equitable and AXA Equitable FMG breached their fiduciary duty in violation of
   Section 36(b) of the Investment Company Act or show any actual damages. In September 2016, the Plaintiffs filed a motion to amend the District Court's trial opinion and to amend or make new findings of fact and/or conclusions of law. In December 2016, the Court issued an order denying the motion to amend and Plaintiffs filed a notice to appeal the District Court's decision to the U.S. Court of Appeals for the Third Circuit.

   In April 2014, a lawsuit was filed in the United States District Court for the Southern District of New York, now entitled Ross v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, between 2011 and March 11, 2014, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statements or elsewhere that the collateral for certain reinsurance transactions with affiliated reinsurance companies was supported by parental guarantees, an omission that allegedly caused AXA Equitable to misrepresent its "financial condition" and "legal reserve system." The lawsuit seeks recovery under
   Section 4226 of the New York Insurance Law of all premiums paid by the class for the Policies during the relevant period. In July 2015, the Court granted AXA Equitable's motion to dismiss for lack of subject matter jurisdiction. In April 2015, a second action in the United States District Court for the Southern District of New York was filed on behalf of a putative class of variable annuity holders with "Guaranteed Benefits Insurance Riders," entitled Calvin W. Yarbrough, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. The new action covers the same class period, makes substantially the same allegations, and seeks the same relief as the Ross action. In October 2015, the Court, on its own, dismissed the Yarbrough litigation on similar grounds as the Ross litigation. In December 2015, the Second Circuit denied the plaintiffs motion to consolidate their appeals but ordered that the appeals be heard together before a single panel of judges. In February 2017, the Second Circuit affirmed the decisions of the district court in favor of AXA Equitable.

   In November 2014, a lawsuit was filed in the Superior Court of New Jersey, Camden County entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all AXA Equitable variable life insurance policyholders who allocated funds from their policy accounts to investments in AXA Equitable's separate accounts, which were subsequently subjected to volatility-management strategy, and who suffered injury as a result thereof. The action asserts that AXA Equitable breached its variable life insurance contracts by implementing the volatility management strategy. In February 2016, the Court dismissed the complaint. In March 2016, the Plaintiff filed a notice of appeal. In August 2015, another lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O'Donnell, on behalf of himself and all other similarly situated
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from AXA Equitable which subsequently became subject to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that AXA Equitable implemented the volatility management strategy in violation of applicable law. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York.

   In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc.
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of UL policies subject to AXA Equitable's cost of insurance ("COI") increase. In early 2016, AXA Equitable raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. The current complaint alleges a claim for breach of contract and a claim that the AXA Equitable made misrepresentations in violation of Section 4226 of the New York Insurance Law ("Section 4226"). Plaintiff seeks (a) with respect to its breach of contract claim, compensatory damages, costs, and, pre- and post-judgment interest, and
   (b) with respect to its claim concerning Section 4226, a penalty in the amount of premiums paid by the Plaintiff and the putative class. AXA Equitable's response to the complaint was filed in February 2017. Additionally, a separate putative class action and five individual actions challenging the COI increase have been filed against AXA Equitable.

   ALLIANCEBERNSTEIN LITIGATION

   During the first quarter of 2012, AB received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Electronics UK Limited ("Philips"), a former pension fund client, alleging that AB Limited (one of AB's subsidiaries organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to the initial investment in, and management of, a (Pounds)500 million portfolio of U.S. mortgage-backed securities. Philips has alleged damages ranging between $177 million and $234 million, plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form ("Claim") in the High Court of Justice in London, England, which formally commenced litigation with respect to the allegations in the Letter of Claim. By agreement dated November 26, 2016, the terms of which are confidential, this matter was settled. AB's contribution to the settlement amount was paid by AB's relevant insurance carriers.

           ---------------------------------------------------------

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

   In addition to the matters described above, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. In addition, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against businesses in the jurisdictions in which AXA Equitable and its subsidiaries do business, including actions and proceedings related to alleged discrimination, alleged breaches of fiduciary duties in connection with qualified pension plans and other general business-related matters. Some of the matters have resulted in the award of substantial fines and judgments, including material amounts of punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York Insurance law, a domestic life insurer may not, without prior approval of the NYDFS, pay a dividend to its shareholders exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than approximately $1,185 million during 2017. Payment of dividends exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the NYDFS who then has 30 days to disapprove the distribution. For 2016, 2015 and 2014, respectively, AXA Equitable's statutory net income (loss) totaled $679 million, $2,038 million and $1,664 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,278 million and $5,895 million at December 31, 2016 and 2015, respectively. In 2016, AXA Equitable paid $1,050 million in shareholder dividends. In 2015, AXA Equitable paid $767 million in shareholder dividends and transferred approximately 10.0 million in Units of AB (fair value of $245 million) in the form of a dividend to AEFS. In 2014, AXA Equitable paid $382 million in shareholder dividends.

   At December 31, 2016, AXA Equitable, in accordance with various government and state regulations, had $57 million of securities on deposit with such government or state agencies.

   In 2015, AXA Equitable repaid $200 million of third party surplus notes at maturity. In 2014, AXA Equitable, with the approval of the NYDFS, repaid at par value plus accrued interest of $825 million of outstanding surplus notes to AXA Financial.

   At December 31, 2016 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2016. The NYDFS is completing its periodic statutory examinations of the books, records and accounts of AXA Equitable for the years 2011 through 2015, but has not yet issued its final report.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting

   Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies;
   (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured;
   (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and income (loss) from operations before income taxes to total revenues and income (loss) as reported on the consolidated statements of income (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2016        2015          2014
                                              ----------  ----------  -------------
                                                          (IN MILLIONS)
SEGMENT REVENUES:
Insurance/(1)/............................... $    6,158  $    6,026  $      10,650
Investment Management/(2)/...................      3,029       3,025          3,011
Consolidation/elimination....................        (27)        (28)           (27)
                                              ----------  ----------  -------------
Total Revenues............................... $    9,160  $    9,023  $      13,634
                                              ==========  ==========  =============

  /(1)/Includes investment expenses charged by AB of approximately $50 million, $45 million and $40 million for 2016, 2015 and 2014, respectively, for services provided to the Company.
  /(2)/Intersegment investment advisory and other fees of approximately
       $77 million, $73 million and $67 million for 2016, 2015 and 2014, respectively, are included in total revenues of the Investment Management segment.

                                                 2016       2015        2014
                                              ---------  ----------  ----------
                                                        (IN MILLIONS)
SEGMENT INCOME (LOSS) FROM OPERATIONS,
BEFORE INCOME TAXES:
Insurance.................................... $    (320) $      425  $    3,624
Investment Management/(1)/...................       706         618         603
Consolidation/elimination....................        (1)         (1)         --
                                              ---------  ----------  ----------
Total Income (Loss) from Operations, before
  Income Taxes............................... $     385  $    1,042  $    4,227
                                              =========  ==========  ==========

  /(1)/Net of interest expenses incurred on securities borrowed.

                                                   DECEMBER 31,
                                              ----------------------
                                                 2016        2015
                                              ----------  ----------
                                                   (IN MILLIONS)
SEGMENT ASSETS:
Insurance.................................... $  191,216  $  183,473
Investment Management/(1)/...................     13,139      11,895
Consolidation/elimination....................         (3)         (7)
                                              ----------  ----------
Total Assets................................. $  204,352  $  195,361
                                              ==========  ==========

  /(1)/In accordance with SEC regulations, the Investment Management segment includes securities with a fair value of $893 million and $460 million which have been segregated in a special reserve bank custody account at December 31, 2016 and 2015, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act. They also include cash held in several special bank accounts for the exclusive benefit of customers. As of December 31, 2016 and December 31, 2015, $53 million and $55 million, respectively, of cash were segregated in these bank accounts.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2016 and 2015 are summarized below:

                                                             THREE MONTHS ENDED
                                              ------------------------------------------------
                                               MARCH 31    JUNE 30   SEPTEMBER 30  DECEMBER 31
                                              ---------- ----------  ------------ ------------
                                                                (IN MILLIONS)
2016
Total Revenues............................... $    3,942 $    3,316   $     2,172 $       (270)
                                              ========== ==========   =========== ============
Total benefits and other deductions.......... $    2,473 $    2,425   $     2,092 $      1,785
                                              ========== ==========   =========== ============
Net income (loss)............................ $    1,081 $      612   $       136 $     (1,276)
                                              ========== ==========   =========== ============

2015
Total Revenues............................... $    3,375 $       36   $     5,628 $        (16)
                                              ========== ==========   =========== ============
Total benefits and other deductions.......... $    2,219 $    2,032   $     2,388 $      1,342
                                              ========== ==========   =========== ============
Net income (loss)............................ $      872 $   (1,184)  $     2,211 $       (834)
                                              ========== ==========   =========== ============

   The impacts of the revisions and change in accounting principle to the quarterly results of operations for 2016 and 2015 are summarized below. For more information on the revision and change in accounting principle see
   Note 2. This information has been corrected from the information previously presented in the Q3 2017 Form 10-Q.

                                                                         AS REVISED   IMPACT OF
                                              AS PREVIOUSLY  IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                REPORTED     REVISIONS     HEREIN       CHANGE     AS REVISED
                                              -------------  ---------  ------------  ----------  -----------
                                                                       (IN MILLIONS)
THREE MONTHS ENDED DECEMBER 31, 2016
Total Revenues...............................  $     (1,942) $      18   $    (1,924) $    1,654  $      (270)
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      1,627  $     220   $     1,847  $      (62) $     1,785
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $     (2,259) $    (132)  $    (2,391) $    1,115  $    (1,276)
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED SEPTEMBER 30, 2016
Total Revenues...............................  $      2,006  $      11   $     2,017  $      155  $     2,172
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,036  $      57   $     2,093  $       (1) $     2,092
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $         22  $      12   $        34  $      102  $       136
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED JUNE 30, 2016
Total Revenues...............................  $      4,157  $      31   $     4,188  $     (872) $     3,316
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,581  $      (4)  $     2,577  $     (152) $     2,425
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $      1,061  $      19   $     1,080  $     (468) $       612
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED MARCH 31, 2016
Total Revenues...............................  $      4,927  $     151   $     5,078  $   (1,136) $     3,942
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,473  $      99   $     2,572  $      (99) $     2,473
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $      1,720  $      35   $     1,755  $     (674) $     1,081
                                               ============  =========   ===========  ==========  ===========

Three Months Ended December 31, 2015
Total Revenues...............................  $        208  $     125   $       333  $     (349) $       (16)
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      1,274  $     204   $     1,478  $     (136) $     1,342
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $       (640) $     (57)  $      (697) $     (137) $      (834)
                                               ============  =========   ===========  ==========  ===========
Three Months Ended September 30, 2015
Total Revenues...............................  $      5,877  $       1   $     5,878  $     (250) $     5,628
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,538  $     (59)  $     2,479  $      (91) $     2,388
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $      2,275  $      40   $     2,315  $     (104) $     2,211
                                               ============  =========   ===========  ==========  ===========

                                                                         As Revised    Impact of
                                              As Previously  Impact of  and Adjusted   Accounting
                                                Reported     Revisions     Herein        Change      As Revised
                                              -------------  ---------  ------------  ------------  ------------
                                                                         (In Millions)
Three Months Ended June 30, 2015
Total Revenues...............................  $        273  $       8  $        281  $       (245) $         36
                                               ============  =========  ============  ============  ============
Total benefits and other deductions..........  $      2,026  $      94  $      2,120  $        (88) $      2,032
                                               ============  =========  ============  ============  ============
Net income (loss)............................  $     (1,025) $     (57) $     (1,082) $       (102) $     (1,184)
                                               ============  =========  ============  ============  ============
Three Months Ended March 31, 2015
Total Revenues...............................  $      3,475  $      23  $      3,498  $       (123) $      3,375
                                               ============  =========  ============  ============  ============
Total benefits and other deductions..........  $      2,345  $     (89) $      2,256  $        (37) $      2,219
                                               ============  =========  ============  ============  ============
Net income (loss)............................  $        854  $      74  $        928  $        (56) $        872
                                               ============  =========  ============  ============  ============

21)EVENTS SUBSEQUENT TO ORIGINAL ISSUANCE OF FINANCIAL STATEMENTS (UNAUDITED)

   At the end of the third quarter of 2017, changes to the Company's organization structure were internally announced by the Company's management. Implementation of these changes commenced in the beginning of the fourth quarter of 2017, and, as a result, we are in the process of reassessing our reportable segments. The reportable segment changes will be based on management's organization and view of the Company's business when making operating decisions and assessing performance. The purpose of the internal changes is to flatten the organization structure, reduce our costs and accelerate decision-making processes. These internal reporting changes, including changes to our reportable segments, will occur during the rest of the fourth quarter of 2017. The Company will begin reporting new reportable segments in the 2017 annual financial statements on Form 10-K and all prior periods reported will reflect the reportable segment changes.

   On May 10, 2017, AXA announced its intention to pursue the sale of a minority stake in our indirect parent, AXA Equitable Holdings, Inc. ("Equitable Holdings"), through a proposed initial public offering ("IPO") in the first half of 2018. On November 13, 2017, Equitable Holdings filed a Form S-1 registration statement with the Securities and Exchange Commission (the "SEC"). The completion of the proposed IPO will depend on, among other things, the SEC filing and review process and customary regulatory approvals, as well as market conditions. There can be no assurance that the proposed IPO will occur on the anticipated timeline or at all.

   In 2017, the Company recognized a tax benefit of $221 million related to the conclusion of an IRS audit for tax years 2008 and 2009.

Retirement Investment Account(R)

STATEMENT OF ADDITIONAL INFORMATION DATED

MAY 1, 2017, SUPPLEMENTED DECEMBER 21, 2017.
THE DATE OF THE RELATED PROSPECTUS IS MAY 1, 2017.


--------------------------------------------------------------------------------

This statement of additional information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for our Retirement Investment Account(R) ("RIA"), dated May 1, 2017 ("prospectus"), and any supplements.

Terms defined in the prospectus have the same meaning in the SAI unless the context otherwise requires.

You can obtain a copy of the prospectus, and any supplements to the prospectus, from us free of charge by writing or calling the RIA service office listed on the back of this SAI, or by contacting your financial professional. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104 and our telephone number is
 (212) 554-1234.
           TABLE OF CONTENTS

           Who is AXA Equitable?                                  2

           FUND INFORMATION                                       2

           General                                                2

           Restrictions and requirements of the
             AllianceBernstein Balanced, AllianceBernstein
             Common Stock and AllianceBernstein Mid Cap
             Growth Funds                                         2

           Certain investments of the AllianceBernstein Mid
             Cap Growth and/or AllianceBernstein Balanced
             Funds                                                2

           Portfolio holdings policy for the Pooled Separate
             Accounts                                             3

           Brokerage fees and charges for securities
             transactions                                         4

           ADDITIONAL INFORMATION ABOUT RIA                       5

           Loan provisions                                        5

           Annuity benefits                                       6

           Amount of fixed-annuity payments                       6

           Ongoing operations fee                                 6

           MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED,
             ALLIANCEBERNSTEIN COMMON STOCK AND
             ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND
             AXA EQUITABLE                                        7

           Funds                                                  7

           Portfolio managers' information
             (AllianceBernstein Balanced Fund,
             AllianceBernstein Common Stock Fund and
             AllianceBernstein Mid Cap Growth Fund)               7

           Investment professional conflict of interest
             disclosure                                          11

           Portfolio manager compensation                        11

           Distribution of the contracts                         12

           Custodian and independent registered public
             accounting firm                                     12

           AXA Equitable                                         13

           Directors and Principal Officers                      13

           Officers -- Directors                                 15

           Other Officers                                        15

           Separate Accounts Units of Interest Under Group
             Annuity Contracts                                   19

           FINANCIAL STATEMENTS INDEX                            20

           Financial statements                               FSA-1

             Copyright 2017. AXA Equitable Life Insurance Company

            1290 Avenue of the Americas, New York, New York 10104.
 All rights reserved. Retirement Investment Account(R) is a registered service mark of The AXA Equitable Life Insurance Company.


                                                 #498098

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed under your contract.

FUND INFORMATION

GENERAL

In our prospectus we discuss in more detail, among other things, the structure of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, their investment objectives and policies, including the types of portfolio securities that they may hold and levels of investment risks that may be involved, and investment management. We also summarize certain of these matters with respect to the Investment Funds and their corresponding portfolios. See "Investment options" in the prospectus.

Here we will discuss special restrictions, requirements and transaction expenses that apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and determination of the value of units for all Funds, including some historical information. You can find information about the investment objectives and policies, as well as restrictions, requirements and risks pertaining to the corresponding AXA Premier VIP Trust or EQ Advisors Trust portfolio in which the Investment Funds invest in the prospectus and SAI for each Trust.

RESTRICTIONS AND REQUIREMENTS OF THE ALLIANCEBERNSTEIN BALANCED,
ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS

Neither the AllianceBernstein Common Stock Fund nor the AllianceBernstein Balanced Fund will make an investment in an industry if that investment would cause either Fund's holding in that industry to exceed 25% of either Fund's assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Balanced Fund and AllianceBernstein Common Stock Fund will not purchase or write puts or calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment restrictions apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. None of these Funds will:

..   trade in foreign exchanges (however, the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio);

..   trade in commodities or commodity contracts (except the AllianceBernstein
    Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

..   purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ which is now a national stock market exchange;

..   make an investment in order to exercise control or management over a company;

..   underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

..   make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held as long as they are in short position;

..   have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of a registered investment company's outstanding voting securities. The Fund's total holdings of registered investment company securities may not exceed 10% of the value of the Fund's assets;

..   purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

..   make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

..   invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable (the AllianceBernstein Common Stock Fund will not invest in restricted securities).

CERTAIN INVESTMENTS OF THE ALLIANCEBERNSTEIN MID CAP GROWTH AND/OR ALLIANCEBERNSTEIN BALANCED FUNDS

The following are brief descriptions of certain types of investments which may be made by the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds and certain risks and investment techniques.

MORTGAGE-RELATED SECURITIES. The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass throughs, agency and nonagency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA"), or guaranteed by agencies or instrumentalities of the U.S.

Government (in the case of securities guaranteed by the Federal National Mortgage Corporation ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency's obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a "PSPA") under which, if the Federal Housing Finance Agency ("FHFA") determines that FNMA's or FHLMC's liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

COLLATERALIZED MORTGAGE OBLIGATIONS. The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-through securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

ASSET-BACKED SECURITIES. The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

NON-US DEBT. The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

ZERO COUPON BONDS. The AllianceBernstein Balanced Fund may invest in zero coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

REPURCHASE AGREEMENTS. Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investment may be made in repurchase agreements pertaining to the marketable obligations, or marketable obligations guaranteed by the United States Government, its agencies or instrumentalities.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund usually is unable to accurately predict the rate at which prepayments will be made, which rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund engages in when-issued or delayed delivery transactions, the Fund relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

FOREIGN CURRENCY FORWARD CONTRACTS. The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the "Separate Accounts") to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-800-967-4560. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient to maintain the confidentiality of the information including an obligation not to trade on non-public information. Neither AXA Equitable nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. Our investment officers will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

BROKERAGE FEES AND CHARGES FOR SECURITIES TRANSACTIONS

We discuss in the prospectus that AllianceBernstein is the investment manager of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. Subject to the broad supervisory authority of the committee, AllianceBernstein invests and reinvests the assets of these Funds in a manner consistent with the policies described in the prospectus. AllianceBernstein also performs portfolio selection and transaction services, including arranging the execution of portfolio transactions. AllianceBernstein is also an adviser for certain portfolios in EQ Advisors Trust and AXA Premier VIP Trust. Information on brokerage fees and charges for securities transactions for the Trusts' portfolios is provided in the prospectus for each Trust.

The AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are charged for securities brokers commissions, transfer taxes and other fees and expenses relating to their operation. Transactions in equity securities for a Fund are executed primarily through brokers which receive a commission paid by the Fund. Brokers are selected by AllianceBernstein. AllianceBernstein seeks to obtain the best price and execution of all orders placed for the portfolio of the Funds, considering all the circumstances. If transactions are executed in the over-the-counter market AllianceBernstein will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein. Although these concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds, they are effected only when it is believed that to do so is in the best interest of the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the accounts or clients in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as "low touch" trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

We try to choose only brokers which we believe will obtain the best prices and executions on securities transactions. Subject to this general requirement, we also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors we use in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability and professional stature.

The receipt of research services from brokers tends to reduce our expenses in managing the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We take this into account when setting the expense charges. Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we will select only brokers whose commissions we believe are reasonable in all the circumstances.

We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. Generally, we do not tell brokers that we will try to allocate a particular amount of business to them. We do occasionally let brokers know how their performance has been evaluated.

Research information that we obtain may be used in servicing all clients or accounts under our management, including our general account. Similarly, we will not necessarily use all research provided by a broker or dealer with which the Funds transact business in connection with those Funds.

Transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for clients or accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.

For the years ended December 31, 2016, 2015 and 2014, total brokerage commissions for Separate Account No. 10 -- Pooled were $11,328, $14,114 and $8,857, respectively; for Separate Account No. 4 -- Pooled were $1,527, $1,633 and $1,084, respectively; for Separate Account No. 3 -- Pooled were $13,970, $14,620 and $22,385, respectively. For the fiscal year ended December 31, 2016, commissions of $8,707, $0 and $13,657, were paid to brokers providing research services to Separate Account No. 10 -- Pooled, Separate Account No. 4 -- Pooled and Separate Account No. 3 -- Pooled, respectively, on portfolio transactions of $59,464,538, $36,948,780 and $34,691,220, respectively.

ADDITIONAL INFORMATION ABOUT RIA

LOAN PROVISIONS

Loans to plan trustees on behalf of participants are permitted in our RIA program. It is the plan administrator's responsibility to administer the loan program.

The following are important features of the RIA loan provision:

..   We will only permit loans from the guaranteed interest option. If the amount requested to be borrowed plus the loan fee and loan reserve we discuss below is more than the amount available in the guaranteed interest option for the loan transaction, the employer can move the additional amounts necessary from one or more Funds to the guaranteed interest option.

..   The plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

..   Repayment of loan principal and interest can be made only to the guaranteed interest option. The employer must identify the portion of the repayment amount which is principal and which is interest.

..   Upon repayment of a loan amount, any repayment of loan principal and loan reserve (see below) taken from one or more Funds for loan purposes may be moved back to a Fund.

..   We charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. The contingent withdrawal charge will be applied to any unpaid principal, as if the amount had been withdrawn on the day the principal payment was due. See "Charges and expenses" in the prospectus.

..   The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances in all the investment options for a participant. Subject to the maximum loan amount permitted by the employer's plan and the Code.

..   On the date a loan is made, we create a loan reserve account in the guaranteed interest option in an amount equal to 10% of the loan amount. The 10% loan reserve is intended to cover (1) the ongoing operations fee applicable to amounts borrowed, (2) the possibility of our having to deduct applicable contingent withdrawal charges (see "Charges and expenses" in the prospectus) and (3) the deduction of any other withholdings, if required. The loan amount will not earn any interest under the contracts while the loan is outstanding. The amount of the loan reserve will continue to earn interest at the guaranteed interest option rate applicable for the employer plan.

..   The ongoing operations fee will apply to the sum of the investment option balances (including the loan reserve) plus any unpaid loan principal. If the employer plan is terminated or any amount is withdrawn, or if any withdrawal from RIA results in the reduction of the 10% loan reserve amount in the guaranteed interest option, during the time a loan is outstanding, the contingent withdrawal charge will be applied to any principal loan balances outstanding as well as to any employer plan balances (including the loan reserve) in the investment options. See "Charges and expenses" in the prospectus.

ANNUITY BENEFITS

Subject to the provisions of an employer plan, we have available under RIA the following forms of fixed annuities.

..   LIFE ANNUITY: An annuity which guarantees a lifetime income to the retired employee-participant ("annuitant") and ends with the last monthly payment before the annuitant's death. There is no death benefit associated with this annuity form and it provides the highest monthly amount of any of the guaranteed life annuity forms. If this form of annuity is selected, it is possible that only one payment will be made if the annuitant dies after that payment.

..   LIFE ANNUITY -- PERIOD CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies during a previously selected minimum payment period, continuation of payments to a designated beneficiary for the balance of the period. The minimum period is usually 5, 10, 15 or 20 years.

..   LIFE ANNUITY -- REFUND CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies before the initial single premium has been recovered, payments will continue to a designated beneficiary until the single premium has been recovered. If no beneficiary survives the annuitant, the refund will be paid in one lump sum to the estate.

..   PERIOD CERTAIN ANNUITY: Instead of guaranteed lifetime income, this annuity form provides for payments to the annuitant over a specified period, usually 5, 10, 15 or 20 years, with payments continuing to the designated beneficiary for the balance of the period if the annuitant dies before the period expires.

..   QUALIFIED JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees lifetime income to the annuitant, and, after the annuitant's death, the continuation of income to the surviving spouse. Generally, unless a married annuitant elects otherwise with the written consent of his spouse, this will be the form of annuity payment. If this form of annuity is selected, it is possible that only one payment will be made if both the annuitant and the spouse die after that payment.

All of the forms outlined above (with the exception of qualified joint and survivor life annuity) are available as either Single or Joint life annuities. We offer other forms not outlined here. Your financial professional can provide details.

AMOUNT OF FIXED-ANNUITY PAYMENTS

Our forms of a fixed annuity provide monthly payments of specified amounts. Fixed-annuity payments, once begun, will not change. The size of payments will depend on the form of annuity that is chosen, our annuity rate tables in effect when the first payment is made, and, in the case of a life income annuity, on the annuitant's age. The tables in our contracts show monthly payments for each $1,000 of proceeds applied under an annuity. If our annuity rates in effect on the annuitant's retirement date would yield a larger payment, those current rates will apply instead of the tables. Our annuity rate tables are designed to determine the amounts required for the annuity benefits elected and for administrative and investment expenses and mortality and expense risks. Under our contracts we can change the annuity rate tables every five years. Such changes would not affect annuity payments being made.

ONGOING OPERATIONS FEE

We determine the ongoing operations fee based on the combined net balances of an employer plan in all the investment options (including any outstanding loan balances) at the close of business on the last business day of each month. For employer plans that adopted RIA on or before February 9, 1986, we use the rate schedule set forth below, and apply it to the employer plan balances at the close of business on the last business day of the following month. For employer plans that adopted RIA after February 9, 1986 we use the rate schedule set forth in the prospectus. See "Charges and expenses" in the prospectus.

                        ------------------------------------
                        COMBINED BALANCE          MONTHLY
                        OF INVESTMENT OPTIONS      RATE
                        ------------------------------------
                        First       $150,000   1/12 of 1.25%
                        Next        $350,000   1/12 of 1.00%
                        Next        $500,000   1/12 of 0.75%
                        Next      $1,500,000   1/12 of 0.50%
                        Over      $2,500,000   1/12 of 0.25%
                        ------------------------------------

MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE

FUNDS

In the Prospectus we give information about us, the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and how we, together with AllianceBernstein, provide investment management for the investments and operations of these Funds. See "More information" in the prospectus. The amounts of the investment management and financial accounting fees we received from employer plans participating through registered contracts in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 2016 were $925, $340 and $933 respectively; 2015 were $1,103, $366 and $1,205, respectively; and 2014 were $1,727, $501 and $1,963, respectively.

PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN BALANCED FUND,
ALLIANCEBERNSTEIN COMMON STOCK FUND AND ALLIANCEBERNSTEIN MID CAP GROWTH FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.

---------------------------------------------------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BALANCED FUND, SEPARATE ACCOUNT NO. 10 ("FUND")
                                      ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                     INFORMATION AS OF DECEMBER 31, 2016
---------------------------------------------------------------------------------------------------------------------------
(A)(1) PORTFOLIO      (A)(2) FOR EACH PERSON IDENTIFIED IN COLUMN        (A)(3) FOR EACH OF THE CATEGORIES IN COLUMN
   MANAGER(S) OF THE     (A)(1), THE NUMBER OF OTHER ACCOUNTS OF            (A)(2), THE NUMBER OF ACCOUNTS AND THE
   ADVISER NAMED IN      THE ADVISER MANAGED BY THE PERSON                  TOTAL ASSETS IN THE ACCOUNTS WITH
   THE PROSPECTUS        WITHIN EACH CATEGORY BELOW AND THE TOTAL           RESPECT TO WHICH THE ADVISORY FEE IS
                         ASSETS IN THE ACCOUNTS MANAGED WITHIN              BASED ON THE PERFORMANCE OF THE
                         EACH CATEGORY BELOW                                ACCOUNT
                      -----------------------------------------------------------------------------------------------------
                        REGISTERED        OTHER POOLED                     REGISTERED        OTHER POOLED
                        INVESTMENT         INVESTMENT         OTHER        INVESTMENT         INVESTMENT         OTHER
                         COMPANIES          VEHICLES        ACCOUNTS        COMPANIES          VEHICLES        ACCOUNTS
                      -----------------------------------------------------------------------------------------------------
                       NUMBER     TOTAL   NUMBER  TOTAL   NUMBER  TOTAL   NUMBER     TOTAL   NUMBER  TOTAL   NUMBER  TOTAL
                         OF       ASSETS    OF    ASSETS    OF    ASSETS    OF       ASSETS    OF    ASSETS    OF    ASSETS
                      ACCOUNTS    ($MM)  ACCOUNTS ($MM)  ACCOUNTS ($MM)  ACCOUNTS    ($MM)  ACCOUNTS ($MM)  ACCOUNTS ($MM)
---------------------------------------------------------------------------------------------------------------------------
Greg Wilensky            39        8,823    31    3,085    104     7,511    --         --      --      --      3      640
---------------------------------------------------------------------------------------------------------------------------
Joshua Lisser            33       23,040    34    6,146     66    24,300    --         --      --      --      1      352
---------------------------------------------------------------------------------------------------------------------------

Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
Joshua Lisser         X
--------------------------------------------------------------------------------------
Greg Wilensky         X
--------------------------------------------------------------------------------------

JOSHUA LISSER, SHAWN KEEGAN AND GREG WILENSKY HAVE NO OWNERSHIP SHARES TO
REPORT.

AllianceBernstein Balanced Fund, Separate Account No. 10 ("Fund") is managed by the following team members:

JOSHUA LISSER -- CHIEF INVESTMENT OFFICER -- INDEX STRATEGIES

Joshua Lisser is Chief Investment Officer of Index Strategies. He joined Alliance Capital in 1992 as a portfolio manager in the Index Strategies Group and developed the international and global risk-controlled equity services. Prior to that, Lisser was with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York

GREG WILENSKY, CFA -- DIRECTOR -- US MULTI-SECTOR FIXED INCOME; DIRECTOR -- TREASURY INFLATION-PROTECTED SECURITIES PORTFOLIOS; DIRECTOR -- STABLE VALUE INVESTMENTS

Greg Wilensky is the lead member of the US Multi-Sector Fixed Income team. He has been responsible for the firm's US Treasury Inflation-Protected Securities
(TIPS) portfolios since 1999 and the firm's stable value business since 1998. Wilensky is also the co-chair of the Securitized Asset and Liquid Markets Research Review meeting. Prior to joining AllianceBernstein in 1996, he was a treasury manager in the corporate finance group at AT&T. Wilensky earned a BS in business administration from Washington University and an MBA from the University of Chicago. He is a member of the New York Society of Security Analysts and a CFA charterholder. Location: New York

SHAWN KEEGAN -- PORTFOLIO MANAGER

Shawn Keegan is a member of the Credit portfolio management team focusing on US and global portfolios. He is also a member of the US Core Fixed Income and Canada Fixed Income portfolio management teams, for which he serves as credit specialist for multisector strategies. Keegan first joined AllianceBernstein in 1997 as a portfolio assistant. He later spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Core Fixed Income team. Keegan holds a BS in finance from Siena College. Location: New York

SETH MASTERS -- CHIEF INVESTMENT OFFICER -- BERNSTEIN GLOBAL WEALTH MANAGEMENT

Seth Masters is Chief Investment Officer of Bernstein Global Wealth Management. He heads the team that provides customized wealth-planning advice and manages the firm's private client portfolios. Masters was previously CIO for Asset Allocation, overseeing the firm's Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. In June 2008, he was appointed head of AllianceBernstein's newly formed Defined Contribution business unit, which has since become an industry leader in custom target-date and lifetime income portfolios. Masters became CIO of Blend Strategies in 2002 and launched a range of style-blended services. From 1994 to 2002, he was CIO of Emerging Markets Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Masters has frequently been cited in print and appeared on television programs dealing with investment strategy. He has published numerous articles, including "The Case for the 20,000 Dow"; "Long-Horizon Investment Planning in Globally Integrated Capital Markets"; "Is There a Better Way to Rebalance?"; and "The Future of Defined Contribution Plans." Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He holds an AB from Princeton University and an MPhil in economics from Oxford University. He is fluent in French and Mandarin Chinese. Location: New York

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

MICHAEL S. CANTER -- DIRECTOR -- US MULTI-SECTOR AND SECURITIZED ASSETS

Michael S. Canter joined AB in 2007 as a Senior Vice President and is currently Director of U.S. Multi-Sector and Securitized Assets. He is also the Chief Investment Officer of AB's Securitized Assets Fund and Recovery Asset Fund (ABRA-S), and the former CIO of the Legacy Securities (PPIP) fund. In addition, Canter is Head of the Securitized Assets Research Group, which is responsible for AB's investments in agency mortgage-backed securities, non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities and other asset-backed securities. He has particularly extensive expertise in RMBS, and in 2013 was called upon to give expert testimony to the U.S. Senate Committee on Banking, Housing, and Urban Affairs on how U.S. housing policy should be structured going forward. In 2015, the U.S. Department of the Treasury asked Canter to join a working group of industry leaders focused on structural changes to non-agency RMBS that could restart that market. Prior to joining AB, he was the President of ACE Principal Finance, a division of ACE Limited, from 2000 to 2006. There, he managed portfolios of credit default swaps, asset-backed securities, mortgage-backed securities and collateralized debt obligations. Canter holds a BA in math and economics from Northwestern University and a PhD in finance from the Columbia University Graduate School of Business. Location: New York

BEN SKLAR -- PORTFOLIO MANAGER -- INDEX STRATEGIES

Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Group, managing global equity portfolios for institutional clients. He joined the Index Strategies team in 2009 as a Portfolio Manager, and has focused on developing a suite of custom index, structured equity and systematic volatility-management strategies. He holds a BA in English literature from Trinity College, Hartford, and an MBA in finance from New York University's Stern School of Business. Location: New York

JOHN H. FOGARTY, CFA -- TEAM LEADER -- US MID CAP FUNDAMENTAL GROWTH AND PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty has been Team Leader of US Mid Cap Fundamental Growth since late 2008. He joined the US Growth team in early 2009 as a Portfolio Manager for the US Growth and US Growth and Income services. In early 2012, Fogarty also became a Portfolio Manager for US Large Cap Growth. He rejoined the firm in 2007 as fundamental growth research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at Alliance Capital in 1988, performing quantitative research while attending Columbia. He started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. Fogarty received his BA in history from Columbia University. He is a CFA charterholder. Location: New York

----------------------------------------------------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN COMMON STOCK FUND, SEPARATE ACCOUNT NO. 4 ("FUND")
                                                   ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                   INFORMATION AS OF DECEMBER 31, 2016
----------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio     (a)(2) For each person identified in column (a)(1), (a)(3) For each of the categories in column (a)(2),
   manager(s) of        the number of other accounts of the Adviser         the number of accounts and the total
   the Adviser          managed by the person within each category          assets in the accounts with respect to
   named in the         below and the total assets in the accounts          which the advisory fee is based on the
   prospectus           managed within each category below                  performance of the account
                     -------------------------------------------------------------------------------------------------------
                       Registered         Other Pooled                     Registered         Other Pooled
                       Investment          Investment         Other        Investment          Investment         Other
                        Companies           Vehicles        Accounts        Companies           Vehicles        Accounts
                     -------------------------------------------------------------------------------------------------------
                      Number      Total   Number  Total   Number  Total   Number      Total   Number  Total   Number  Total
                        of        Assets    of    Assets    of    Assets    of        Assets    of    Assets    of    Assets
                     Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)  Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)
----------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo        33        27,759    34    6,146     66    24,300    --          --      --      --      1      352
----------------------------------------------------------------------------------------------------------------------------

Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
Judith A. DeVivo      X
--------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York

----------------------------------------------------------------------------------------------------------------------------
                          ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 ("FUND")
                                            ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                            INFORMATION AS OF DECEMBER 31, 2016
----------------------------------------------------------------------------------------------------------------------------
(a)(1)
   Portfolio
   manager(s) (a)(2) For each person identified in column (a)(1),
   of the        the number of other accounts of the                     (a)(3) For each of the categories in column
   Adviser       Adviser managed by the person within                       (a)(2), the number of accounts and the
   named         each category below and the total assets                   total assets in the accounts with respect
   in the        in the accounts managed within each                        to which the advisory fee is based on the
   prospectus    category below                                             performance of the account
              --------------------------------------------------------------------------------------------------------------
                Registered            Other Pooled                         Registered         Other Pooled
                Investment             Investment            Other         Investment          Investment         Other
                 Companies              Vehicles           Accounts         Companies           Vehicles        Accounts
              --------------------------------------------------------------------------------------------------------------
               Number       Total     Number    Total    Number   Total   Number      Total   Number  Total   Number  Total
                 of         Assets      of      Assets     of     Assets    of        Assets    of    Assets    of    Assets
              Accounts      ($MM)    Accounts   ($MM)   Accounts  ($MM)  Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)
----------------------------------------------------------------------------------------------------------------------------
  John H.
    Fogarty      27         8,746       13      2,919    3,103    2,024     --          --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------

Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
 PORTFOLIO MANAGER   NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
John H. Fogarty       X
--------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal research staff.

JOHN H. FOGARTY, CFA -- TEAM LEADER -- US MID CAP FUNDAMENTAL GROWTH AND PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty has been Team Leader of US Mid Cap Fundamental Growth since late 2008. He joined the US Growth team in early 2009 as a Portfolio Manager for the US Growth and US Growth and Income services. In early 2012, Fogarty also became a Portfolio Manager for US Large Cap Growth. He rejoined the firm in 2007 as fundamental growth research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at Alliance Capital in 1988, performing quantitative research while attending Columbia. He started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. Fogarty received his BA in history from Columbia University. He is a CFA charterholder. Location: New York

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

ALLOCATING INVESTMENT OPPORTUNITIES

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The program is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)Discretionary incentive compensation in the form of an annual cash bonus:
    AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/ her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)Discretionary incentive compensation in the form of awards under AllianceBernstein's Incentive Compensation Awards Plan (''deferred awards''): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units or deferred cash (the option to take an award in deferred cash is limited to a certain portion of the total award), vest over a four-year period. The awards are generally forfeited if the employee resigns to work for a competitor of AllianceBernstein.

CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

DISTRIBUTION OF THE CONTRACTS

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable, and certain of AXA Equitable's separate accounts, AXA Equitable paid AXA Advisors a fee of $0 in 2016, $0 in 2015 and $325,380 in 2014, respectively. AXA Equitable paid AXA Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts $542,160,541 in 2016, $560,399,960 in 2015 and $571,445,806 in 2014. Of these amounts, AXA Advisors retained $281,641,950, $285,764,982 and $305,637,317, respectively.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Trusts owned by Separate Account No. 66.

The financial statements of each Separate Account at December 31, 2016 and for each of the two years in the period ended December 31, 2016, and the consolidated financial statements of AXA Equitable at December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

AXA EQUITABLE

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.

DIRECTORS AND PRINCIPAL OFFICERS


-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Thomas Buberl                          Mr. Buberl has been a director of AXA
AXA                                    Equitable since May 2016. Mr. Buberl
25, avenue Matignon                    has served as Chief Executive Officer
75008 Paris, France                    of AXA since September 2016. From March
                                       2016 to August 2016, Mr. Buberl served
                                       as Deputy Chief Executive Officer of
                                       AXA. Prior thereto, Mr. Buberl served
                                       as Chief Executive Officer of AXA
                                       Konzern AG (May 2012 to March 2016),
                                       Chief Executive Officer for the global
                                       business line for the Health Business
                                       (March 2015 to March 2016) and Chief
                                       Executive Officer for the global
                                       business line for the Life and Savings
                                       Business (January 2016 to March 2016).
                                       From November 2008 to April 2012, Mr.
                                       Buberl served as Chief Executive
                                       Officer for Switzerland of Zurich
                                       Financial Services ("Zurich"). Prior to
                                       joining Zurich, Mr. Buberl held various
                                       management positions with Boston
                                       Consulting Group (February 2000 to
                                       October 2005) and Winterthur Group
                                       (November 2005 to October 2008). Mr.
                                       Buberl is also a director of AXA
                                       Financial and MONY America since May
                                       2016 and various other subsidiaries and
                                       affiliates of the AXA Group. He has
                                       been Chairman of the Board of Directors
                                       of AXA Financial, Inc. since February
                                       2017.
-------------------------------------------------------------------------------

George Stansfield                      Mr. Stansfield has been a Director of
AXA                                    AXA Equitable Life Insurance Company
25, Avenue Matignon                    and since May 2017. Mr. Stansfield has
75008 Paris, France                    served as Group General Secretary of
                                       AXA in charge of Human Resources,
                                       Public Affairs, Legal, Compliance, GIE
                                       AXA, Corporate Social Responsibility,
                                       the AXA Research Fund and AXA
                                       Liabilities Managers since July 2016.
                                       Prior thereto, Mr. Stansfield served as
                                       a corporate attorney in the Legal
                                       Department specializing in merger and
                                       acquisition transactions involving
                                       financial institutions, securities law
                                       and general corporate matters of AXA
                                       Equitable Life Insurance Company based
                                       in New York (from 1985 to 1996). Mr.
                                       Stansfield served in AXA's Group Legal
                                       Department in Paris in 1996. Mr.
                                       Stansfield served as Head of Group
                                       Human Resources since 2010 and Group
                                       General Counsel since 2004. Mr.
                                       Stansfield has serves as a member of
                                       AXA Group's Management Committee since
                                       July 2016. Mr. Stansfield has served as
                                       Chairman of the Supervisory Board of
                                       GIE AXA, AXA Liabilities Managers and
                                       Kamet and a Director or Member of the
                                       Management Committee of AXA Life
                                       Insurance Co., Ltd. (Japan) and AXA
                                       ASIA. Mr. Stansfield serves as a
                                       permanent repesentative of AXA to the
                                       board of AXA Millesimes Finance,
                                       Chateau Petit Village, Chateau Pichon
                                       Longueville, SCI de L'Arlot and Societe
                                       Belle Helene. Mr. Stansfield also
                                       serves as Chairman of the Management
                                       Committee of AXA Strategic Ventures,
                                       and is a Trustee of American Library of
                                       Paris. Mr. Stansfield is also a
                                       director of AXA Financial and MONY
                                       America since May 2017.
-------------------------------------------------------------------------------

Ramon de Oliveira                      Director of AXA Financial, AXA
Investment Audit Practice, LLC         Equitable and MONY America since May
70 South Fifth Street                  2011. Director of MONY Life (May 2011
Park Ridge, NJ 07656                   to September 2013). Since April 2010,
                                       Mr. de Oliveira has been a member of
                                       AXA's Board of Directors, where he
                                       serves on the Finance Committee (Chair)
                                       and Audit Committee, and from April
                                       2009 to April 2010, he was a member
                                       AXA's Supervisory Board. He is
                                       currently the Managing Director of the
                                       consulting firm Investment Audit
                                       Practice, LLC, based in New York. From
                                       2002 and 2006, Mr. de Oliveira was
                                       Adjunct Professor of Finance at
                                       Columbia University. Prior thereto,
                                       starting in 1977, he spent 24 years at
                                       JP Morgan & Co. where he was Chairman
                                       and Chief Executive Officer of JP
                                       Morgan Investment Management and was
                                       also a member of the firm's Management
                                       Committee since its inception in 1995.
                                       Upon the merger with Chase Manhattan
                                       Bank in 2001, Mr. de Oliveira was the
                                       only executive from JP Morgan & Co.
                                       asked to join the Executive Committee
                                       of the new firm with operating
                                       responsibilities. Mr. de Oliveira is
                                       currently the Chairman of the
                                       Investment Committee of Fonds de
                                       Dotation du Louvre (since 2009) and
                                       JACCAR Holdings SA (2011). Previously,
                                       he served as a Director of JP Morgan
                                       Suisse, American Century Company, Inc.,
                                       SunGard Data Systems, The Hartford
                                       Insurance Company, Tattinger-Kobrand
                                       USA, Quilvest SA and L'Atelier. Mr. de
                                       Oliveira also formerly served as a
                                       Trustee and Chairman of the Investment
                                       Committee of The Kauffman Foundation, a
                                       Member of the Investment Committee of
                                       The Red Cross and the Chairman of the
                                       Board of Friends of Education.
-------------------------------------------------------------------------------

DIRECTORS AND PRINCIPAL OFFICERS
(CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Daniel G. Kaye                         Mr. Kaye has been a Director of AXA
767 Quail Run                          Equitable since September 2015. From
Inverness, IL 60067                    January 2013 to May 2014, Mr. Kaye
                                       served as Interim Chief Financial
                                       Officer and Treasurer of HealthEast
                                       Care System ("HealthEast"). Prior to
                                       joining HealthEast, Mr. Kaye spent 35
                                       years with Ernst & Young LLP
                                       ("Ernst & Young") from which he retired
                                       in 2012. Throughout his time at Ernst &
                                       Young, where he was an audit partner
                                       for 25 years, Mr. Kaye enjoyed a track
                                       record of increasing leadership and
                                       responsibilities, including serving as
                                       the New England Managing Partner and
                                       the Midwest Managing Partner of
                                       Assurance. Mr. Kaye is a member of the
                                       Board of Directors of Ferrellgas
                                       Partners L.P. ("Ferrellgas"), where he
                                       serves on the Audit Committee and
                                       Corporate Governance and Nominating
                                       Committee (Chair). Mr. Kaye is a
                                       Certified Public Accountant and
                                       National Association of Corporate
                                       Directors (NACD) Board Leadership
                                       Fellow. Mr. Kaye is also a director of
                                       AXA Financial and MLOA since September
                                       2015.
-------------------------------------------------------------------------------

Kristi A. Matus                        Ms. Matus has been a Director of AXA
380 Beacon St., #2                     Equitable since September 2015.
Boston, MA 02116                       Ms. Matus formerly served as Executive
                                       Vice President and Chief Financial &
                                       Administrative Officer of athenahealth,
                                       Inc. ("athenahealth") from July 2014 to
                                       May 2016. Prior to joining
                                       athenahealth, Ms. Matus served as
                                       Executive Vice President and Head of
                                       Government Services of Aetna, Inc.
                                       ("Aetna") from February 2012 to July
                                       2013. Prior to Aetna, she held several
                                       senior leadership roles at United
                                       Services Automobile Association
                                       ("USAA"), including Executive Vice
                                       President and Chief Financial Officer
                                       from 2008 to 2012. She began her career
                                       at the Aid Association for Lutherans,
                                       where she held various financial and
                                       operational roles for over a decade.
                                       Ms. Matus is also a director of AXA
                                       Financial and MLOA since September 2015.
-------------------------------------------------------------------------------
Richard C. Vaughan                     Director of AXA Financial, AXA
764 Lynnmore Lane                      Equitable and MONY America since May
Naples, FL 34108                       2010. Director of MONY Life (May 2010
                                       to September 2013). Executive Vice
                                       President and Chief Financial Officer
                                       of Lincoln Financial Group (1995 to May
                                       2005); prior thereto, Chief Financial
                                       Officer (June 1992 to 1995); Senior
                                       Vice President and Chief Financial
                                       Officer of Employee Benefits Division
                                       (July 1990 to 1995). Member of the
                                       Board of Directors of MBIA, Inc,
                                       serving on the Audit Committee, the
                                       Executive Committee and the Finance and
                                       Risk Committee (Chair).
-------------------------------------------------------------------------------

Barbara Fallon-Walsh                   Director of AXA Financial, AXA
1670 Stephens Drive                    Equitable and MONY America since May
Wayne, PA 19087                        2012. Director of MONY Life (May 2012
                                       to September 2013). Ms. Fallon-Walsh
                                       was with The Vanguard Group, Inc.
                                       ("Vanguard") from 1995 until her
                                       retirement in 2012, where she held
                                       several executive positions, including
                                       Head of Institutional Retirement Plan
                                       Services from 2006 through 2011. Ms.
                                       Fallon-Walsh started her career at
                                       Security Pacific Corporation in 1979
                                       and held a number of senior and
                                       executive positions with the company,
                                       which merged with Bank of America in
                                       1992. From 1992 until joining Vanguard
                                       in 1995, Ms. Fallon-Walsh served as
                                       Executive Vice President, Bay Area
                                       Region and Los Angeles Gold Coast
                                       Region for Bank of America. Ms.
                                       Fallon-Walsh is currently a member of
                                       the Board of Directors of AXA
                                       Investment Managers S.A. ("AXA IM"),
                                       where she serves on the Audit and Risk
                                       Committee and the Remuneration
                                       Committee, and of AXA Rosenberg Group
                                       LLC. Ms. Fallon-Walsh has been a member
                                       of the Main Line Chamber of Commerce
                                       Board of Directors and Executive
                                       Committee, the Business and Advisory
                                       Council for Widener University and
                                       served on the Board of Trustees and
                                       Executive Committee of the Employee
                                       Benefit Research Institute in
                                       Washington, DC.
-------------------------------------------------------------------------------

Bertram L. Scott                       Director of AXA Financial, AXA
Novant Health, Inc.                    Equitable and MONY America since May
108 Providence Road                    2012. Director of MONY Life (May 2012
Charlotte, NC 28207                    to September 2013). Mr. Scott is Senior
                                       Vice President of population health
                                       management of Novant Health, Inc. since
                                       February 2015. From November 2012 to
                                       December 2014, he served as President
                                       and Chief Executive Officer of Affinity
                                       Health Plan. Prior to joining Affinity,
                                       Mr. Scott served as President, U.S.
                                       Commercial of CIGNA Corporation from
                                       June 2010 to December 2011, with
                                       executive responsibilities for U.S.
                                       products, marketing, national accounts,
                                       underwriting and for regional,
                                       individual, select and senior segments.
                                       Prior to joining CIGNA, Mr. Scott
                                       served as Executive Vice President and
                                       Chief Institutional Development & Sales
                                       Officer at TIAA-CREF, a leading
                                       provider of retirement services in the
                                       academic, research, medical and
                                       cultural fields. Mr. Scott is a member
                                       of the Board of Directors of Becton,
                                       Dickinson and Company, where he serves
                                       on the Audit Committee (Chair) as
                                       Chairman and Compensation and Benefits
                                       Committee. He is a Director of Lowe's
                                       Companies, Inc., where he serves on the
                                       Audit Committee and Governance
                                       Committee (since November 2015).
-------------------------------------------------------------------------------

DIRECTORS AND PRINCIPAL OFFICERS
(CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Charles G.T. Stonehill                 Mr. Stonehill has been a Director of
Founding Partner                       AXA Equitable Life Insurance Company
Green & Blue Advisors                  since November 2017. He is currently
285 Central Park West                  the Founding Partner of Green & Blue
New York, NY 10024                     Advisors LLC, based in New York. Mr.
                                       Stonehill serves as non-executive Vice
                                       Chairman of the Board of Directors of
                                       Julius Baer Group Ltd. and as a Member
                                       of the Board of Directors of CommonBond
                                       LLC in New York and of PlayMagnus A/S
                                       in Oslo (the company which represents
                                       the World Chess champion Magnus
                                       Carlsen's online, digital and business
                                       interests). Mr. Stonehill has over 30
                                       years' experience in energy markets,
                                       investment banking and capital markets,
                                       including key positions at Lazard
                                       Freres & Co. LLC, Credit Suisse First
                                       Boston and Morgan Stanley & Co. Prior
                                       thereto, Mr. Stonehill served as the
                                       Chief Financial Officer of Better Place
                                       Inc. an Electric Vehicle start-up, from
                                       2009 to 2011, where he was responsible
                                       for its global financial strategy and
                                       capital raising. In his career in
                                       financial services, Mr. Stonehill
                                       served as the Managing Director of
                                       Lazard Freres & Co. LLC and Global and
                                       Head of Lazard Capital Markets from
                                       2002 to 2004. Mr. Stonehill served as
                                       Head of Investment Banking for the
                                       Americas of Credit Suisse First Boston
                                       from 1997 to 2002. Mr. Stonehill served
                                       as the Head of European Equities and
                                       Equity Capital Markets at Morgan
                                       Stanley & Co. Incorporated from 1984 to
                                       1997. Mr. Stonehill began his career at
                                       JP Morgan in the oil and gas investment
                                       banking group, where he worked from
                                       1978 to 1984. Mr. Stonehill served as
                                       the Non-Executive Chairman of Panmure
                                       Gordon & Co. PLC from 2006 until 2008.
                                       Mr. Stonehill currently serves as a
                                       non-executive Director of CommonBond
                                       LLC, a marketplace lender originating
                                       student loans. Mr. Stonehill has been a
                                       Director of Bank Julius Baer & Co. Ltd.
                                       since 2006. Mr. Stonehill served as an
                                       Independent Director of The London
                                       Metal Exchange Limited from 2005 until
                                       2009. Mr. Stonehill has represented as
                                       a Board Member many financial services
                                       companies, including as an independent
                                       Director of GAM Holding AG, the LCH
                                       Group Ltd. (LCH Clearnet), and of
                                       Lazard & Co., Limited, among other
                                       companies. Mr. Stonehill serves as
                                       Governor of the Harrow School in the
                                       United Kingdom and a trustee of the
                                       Georg Solti Accademia. Mr. Stonehill is
                                       also a director of AXA Financial and
                                       MONY America since November 2017.
-------------------------------------------------------------------------------

OFFICERS -- DIRECTORS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011),
                                       President and Chief Executive Officer
                                       (since February 2011), AXA Financial.
                                       Chairman of the Board and Chief
                                       Executive Officer (since February 2011)
                                       and Director (since January 2011), AXA
                                       Equitable, AXA Equitable Financial
                                       Services, LLC and MONY America.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer of MONY Life
                                       (February 2011 to September 2013).
                                       Member of AXA's Management and
                                       Executive Committees (since 2008).
                                       President and Chief Executive Officer
                                       of AXA Japan (2008 to January 2011).
                                       Director, Representative Executive
                                       Officer, President and Chief Executive
                                       Officer (June 2010 to February 2011),
                                       AXA Japan Holding Co., Ltd and AXA Life
                                       Insurance Co., Ltd. (concurrently);
                                       prior thereto, Representative Director,
                                       President and Chief Executive Officer
                                       (June 2008 to June 2010). Regional
                                       Chief Executive Officer, Life, AXA Asia
                                       Life and AXA Asia Pacific Holdings
                                       Limited (concurrently) (October 2001 to
                                       June 2008). Director and President, AXA
                                       America Holdings, Inc. (since January
                                       2011). Director, AllianceBernstein
                                       Corporation (since February 2011).
-------------------------------------------------------------------------------

OTHER OFFICERS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Marine de Boucaud                      Marine de Boucaud is Senior Executive
                                       Director and Chief Human Resources
                                       Officer for AXA Equitable Life
                                       Insurance Company and a member of the
                                       company's Executive Committee. She is
                                       also Senior Executive Vice President
                                       and Chief Human Resources Officer of
                                       MONY America.
                                       Ms. de Boucaud has over 20 years of
                                       experience as a Human Resources
                                       professional. Prior to her role as
                                       Chief Human Resources officer, Ms. de
                                       Boucaud held a similar role as Human
                                       Resources Director of AXA France,
                                       beginning in 2012, where she was the
                                       first woman to serve on AXA France's
                                       Executive Committee. She began her AXA
                                       career in 2010 as head of Talent
                                       Management.
                                       Among her many accomplishments, Marine
                                       contributed to the digital
                                       transformation initiated by AXA
                                       France's CEO and launched the first
                                       Employee Resource Group (ERG) for women
                                       across multiple AXA entities in France.
                                       She believes in shifting from classic
                                       training techniques to digital ones,
                                       including the use of "gamification,"
                                       which enables faster and more
                                       interactive ways of learning. She
                                       piloted the practice of feedback to
                                       drive culture change and development,
                                       and she was among the pioneers behind
                                       the popular Do You Speak Digital
                                       platform.
                                       Ms. de Boucaud began her career in
                                       finance at BNP Paribas (Banexi) in
                                       Frankfurt, Germany, as a Mergers and
                                       Acquisitions Analyst. In 1993, she
                                       joined Jouve & Associes, a Paris-based
                                       international boutique search firm
                                       before joining Korn/Ferry
                                       International, where she spent over 10
                                       years between New York and Paris as a
                                       Partner in the Technology and Life
                                       Sciences Practices. She later held a
                                       position with leading executive search
                                       firm Spencer Stuart.
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Brian Winikoff                         Brian Winikoff is Senior Executive Vice
                                       President and Head of U.S. Life,
                                       Retirement and Wealth Management for
                                       AXA Financial, Inc. and MONY America
                                       since September 2016. He is also Senior
                                       Executive Director and Head of U.S.
                                       Life, Retirement, Wealth Management for
                                       AXA Equitable and AXA Equitable
                                       Financial Services, LLC since September
                                       2016 and a member of the company's
                                       Executive Committee. He is Director,
                                       Chairman of the Board, Chief Executive
                                       Officer and Chief Retirement Savings
                                       Officer for AXA Distributors, LLC since
                                       July 2016; Director for both AXA
                                       Advisors, LLC and AXA Distribution
                                       Holding Corporation since July 2016;
                                       Director and Member of Audit Committee
                                       for both AXA Equitable Life and Annuity
                                       Company and U.S. Financial Life
                                       Insurance Company since July 2016.
                                       Prior to joining AXA in 2016, Mr.
                                       Winikoff served as President and CEO of
                                       Crump Life Insurance Services, the
                                       leading independent distributor of life
                                       insurance and related products in the
                                       United States. Previously, he served as
                                       Chief Financial Officer of Crump Group,
                                       Inc., which held three businesses:
                                       Crump Life Insurance Services, Crump
                                       Property and Casualty Insurance
                                       Services (a leading P&C wholesale
                                       broker) and Ascensus (a leading
                                       retirement plan administrator). Brian
                                       joined Crump's predecessor in 2002 as
                                       the head of the investor relations,
                                       financial planning, and strategic
                                       initiatives groups.
                                       Prior to joining Crump, Mr. Winikoff
                                       served in a variety of senior
                                       management positons at Hughes
                                       Electronics and Loudcloud, Inc., after
                                       beginning his career as an investment
                                       banker with Salomon Brothers, Inc.
-------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Director, Chief Accounting
                                       Officer (since December 2012) and
                                       Controller (since November 2014), AXA
                                       Equitable Financial Services, LLC and
                                       AXA Equitable; prior thereto, Senior
                                       Vice President (May 2008 to December
                                       2012); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008).
                                       Executive Vice President, Chief
                                       Accounting Officer and Controller
                                       (since November 2014), AXA Financial
                                       and MONY America (since September
                                       2011). Executive Vice President
                                       andChief Accounting Officer, MONY Life
                                       (September 2011 to September 2013).
-------------------------------------------------------------------------------
Dave S. Hattem                         Senior Executive Director and General
                                       Counsel (December 2012 to present);
                                       prior thereto, Senior Vice President
                                       (September 1999 to December 2012) and
                                       General Counsel (February 2010 to
                                       present) of AXA Equitable and AXA
                                       Equitable Financial Services, LLC;
                                       prior thereto, Senior Vice President
                                       (September 1999 to present) and Deputy
                                       General Counsel (May 2004 to February
                                       2010), Associate General Counsel
                                       (September 1999 to May 2004). Senior
                                       Executive Vice President (since May
                                       2013) and General Counsel (since May
                                       2010), AXA Financial, Inc.; prior
                                       thereto, Executive Vice President May
                                       2012 to May 2013) and General Counsel
                                       (since May 2010); Senior Vice President
                                       (September 2008 to May 2012) and
                                       General Counsel (May 2010 to present);
                                       Senior Vice President and Deputy
                                       General Counsel (September 2008 to May
                                       2010). Senior Executive Director (since
                                       December 2012) and General Counsel
                                       (since February 2010), MONY America;
                                       prior thereto, Executive Vice President
                                       (May 2012 to December 2012) and General
                                       Counsel (since February 2010).
                                       Executive Senior Vice President and
                                       Deputy General Counsel of MONY Life
                                       (December 2012 to September 2013; held
                                       previous positions). Executive Vice
                                       President (since July 2012) and General
                                       Counsel (since December 2010), AXA
                                       Equitable Life and Annuity Company.
                                       Executive Vice President (since June
                                       2012) and General Counsel (since
                                       December 2010), MONY Financial
                                       Services, Inc.
-------------------------------------------------------------------------------

Karen Field Hazin                      Lead Director (since December 2012),
                                       Secretary (since June 2005) and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Financial
                                       Services, LLC and AXA Equitable; prior
                                       thereto, Vice President, Secretary and
                                       Associate General Counsel (June 2005 to
                                       December 2012), Counsel (April 2005 to
                                       June 2005), Assistant Vice President
                                       and Counsel (December 2001 to June
                                       2003), Counsel (December 1996 to
                                       December 2001). Vice President,
                                       Secretary and Associate General
                                       Counsel, MONY America (since June
                                       2005). Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Financial, Inc. Vice
                                       President and Secretary (since
                                       September 2005), AXA America Holdings,
                                       Inc. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Life and Annuity
                                       Company. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Distribution Holding
                                       Corporation. Vice President, Secretary
                                       and Associate General Counsel, MONY
                                       Life (June 2005 to September 2013).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Anthony F. Recine                      Senior Vice President and Auditor
                                       (since September 2016); prior thereto,
                                       Senior Vice President, Chief Compliance
                                       Officer (February 2005 to September
                                       2016) and Deputy General Counsel
                                       (February 2010 to September 2016) of
                                       MONY America. Managing Director and
                                       Chief Auditor (since September 2016);
                                       prior thereto, Managing Director, Chief
                                       Compliance Officer and Deputy General
                                       Counsel (December 2012 to September
                                       2016), AXA Equitable and AXA Equitable
                                       Financial Services, LLC; prior thereto,
                                       Senior Vice President (February 2005 to
                                       September 2016). Chief Compliance
                                       Officer (February 2005 to September
                                       2016) and Deputy General Counsel
                                       (February 2010 to September 2016);
                                       prior thereto, Senior Vice President,
                                       Chief Compliance Officer and Associate
                                       General Counsel (February 2005 to
                                       February 2010). Senior Vice President,
                                       Chief Compliance Officer and Deputy
                                       General Counsel, AXA Financial (since
                                       May 2010). Vice President, Deputy
                                       General Counsel and Chief Litigation
                                       Counsel (2000 to February 2005) of The
                                       MONY Group, Inc.; prior thereto, Vice
                                       President and Chief Litigation Counsel
                                       (1990 to 2000). Senior Vice President,
                                       Chief Compliance Officer (February 2005
                                       to September 2013) and Deputy General
                                       Counsel (February 2010 to September
                                       2013) of MONY Life.
-------------------------------------------------------------------------------
Anders B. Malmstrom                    Senior Executive Vice President and
                                       Chief Financial Officer (since June
                                       2012), AXA Financial, Inc. and MONY
                                       America. Senior Executive Director and
                                       Chief Financial Officer, AXA Equitable
                                       (since December 2012); prior thereto,
                                       Senior Executive Vice President and
                                       Chief Financial Officer (June 2012 to
                                       December 2012). Director (since July
                                       2012), Senior Executive Director and
                                       Chief Financial Officer (since June
                                       2012), AXA Equitable Financial
                                       Services, LLC. Director (since July
                                       2012), 1740 Advisers, Inc. Director,
                                       Chairman of the Board, President and
                                       Chief Executive Officer (since July
                                       2012), ACMC, LLC. Director (July 2012),
                                       AXA Advisors, LLC. Director and Senior
                                       Executive Vice President (since July
                                       2012), AXA America Holdings, Inc.
                                       Director and Chairman of the Board;
                                       Member of the Audit Committee (since
                                       July 2012), AXA Corporate Solutions
                                       Life Reinsurance Company. Director,
                                       Chairman of the Board and Chief
                                       Executive Officer (since July 2012),
                                       AXA Distribution Holding Corporation.
                                       Director (since July 2012) and Chairman
                                       of the Board (since August 2012);
                                       Member of the Audit Committee
                                       (Chairman) (since July), AXA Equitable
                                       Life and Annuity Company. Director and
                                       Chairman of the Board (since July
                                       2012), AXA RE Arizona Company.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer (since July
                                       2012), Financial Marketing Agency, Inc.
                                       Director (since July 2012), Chairman of
                                       the Board, President and Chief
                                       Executive Officer (since August 2012),
                                       MONY Financial Services, Inc. Director
                                       (since July 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director (since July 2012), MONY
                                       International Holdings, LLC. Director
                                       (since December 2013), 1740 Advisors,
                                       Inc. Director (since September 2012),
                                       MONY Life Insurance Company of the
                                       Americas, Ltd. Director and Chairman of
                                       the Board; Member of the Audit
                                       Committee (Chairman) (since July 2012),
                                       U.S. Financial Life Insurance Company.
                                       Senior Executive Vice President and
                                       Chief Financial Officer, MONY Life
                                       (June 2012 to September 2013). Director
                                       and Chairman of the Board, CS Life Re
                                       Company (since November 2014).
                                       Director, AXA Strategic Ventures US,
                                       LLC (December 2014 to July 2016).
-------------------------------------------------------------------------------
Joshua E. Braverman                    Senior Executive Director and Treasurer
                                       (since December 2012), AXA Equitable
                                       and AXA Equitable Financial Services;
                                       prior thereto, Executive Vice President
                                       and Treasurer (September 2012 to
                                       December 2012), Senior Vice President,
                                       Head of Derivatives (September 2009 to
                                       September 2012). Senior Executive Vice
                                       President (since May 2013) and
                                       Treasurer (since September 2012), AXA
                                       Financial, Inc. and MONY America; prior
                                       thereto, Executive Vice President and
                                       Treasurer (September 2012 to May 2013).
                                       Executive Vice President and Treasurer,
                                       MONY Life (September 2012 to September
                                       2013). Director, Executive Vice
                                       President, Chief Financial Officer and
                                       Treasurer and Member of the Audit
                                       Committee (since September 2012), AXA
                                       Equitable Life and Annuity Company.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       and Member of the Audit Committee
                                       (since September 2012), U.S. Financial
                                       Life Insurance Company. Director,
                                       President, Chief Executive Officer and
                                       Chief Investment Officer and Chairman
                                       of the Audit Committee (since September
                                       2012), AXA Corporate Solutions Life
                                       Reinsurance Company. Director and
                                       Chairman (since September 2012),
                                       Equitable Casualty Insurance Company.
                                       Director, President and Chief Executive
                                       Officer (since September 2012), AXA
                                       RE Arizona Company. Executive Vice
                                       President and Treasurer (since
                                       September 2012), AXA America Holdings,
                                       Inc. Director, President and Chief
                                       Financial Officer (since September
                                       2012), AXA Distribution Holding
                                       Corporation. Director and President,
                                       MONY Life Insurance Company of the
                                       Americas Limited (since September
                                       2012). Director, President and
                                       Treasurer (since September 2012), MONY
                                       International Holdings, LLC. Director,
                                       President and Treasurer (since
                                       September 2012), MBT, Ltd. Director,
                                       Chairman, President and Treasurer
                                       (since September 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       (since September 2012), MONY Financial
                                       Services, Inc. Executive Vice President
                                       and Treasurer (since September 2012),
                                       1740 Advisors, Inc. Director,
                                       President, Chief Executive Officer and
                                       Chief Financial Officer, CS Life Re
                                       Company (since November 2014). Senior
                                       Executive Vice President and Treasurer,
                                       AXA Strategic Ventures US, LLC
                                       (December 2014 to July 2016).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------

Michael B. Healy                       Currently Senior Executive Director and
                                       Chief Information Officer since
                                       February 2017, AXA Equitable and AXA
                                       Equitable Financial Services; prior
                                       thereto, Executive Director (December
                                       2012 to February 2017) and Chief
                                       Information Officer (since May 2011),;,
                                       Executive Vice President (May 2011 to
                                       December 2012) and Chief Information
                                       Officer (since May 2011); Senior Vice
                                       President and Chief Information Officer
                                       (September 2010 to May 2011); Senior
                                       Vice President (September 2009 to
                                       November 2010). Currently, Senior
                                       Executive Vice President and Chief
                                       Information Officer (since February
                                       2017), AXA Financial and MONY America;
                                       prior thereto, Executive Vice President
                                       and Chief Information Officer (May 2011
                                       to February 2017), AXA Financial and
                                       MONY America; prior thereto, Senior
                                       Vice President and Chief Information
                                       Officer (November 2010 to May 2011);
                                       Senior Vice President (September 2009
                                       to November 2010). Executive Vice
                                       President and Chief Information Officer
                                       (May 2011 to September 2013), MONY
                                       Life; prior thereto, Senior Vice
                                       President and Chief Information Officer
                                       (November 2010 to May 2011); Senior
                                       Vice President (September 2009 to
                                       November 2010).
-------------------------------------------------------------------------------

Keith E. Floman                        Managing Director and Chief Actuary,
                                       AXA Equitable and AXA Equitable
                                       Financial Services (since December
                                       2012); prior thereto, Senior Vice
                                       President and Actuary (November 2008 to
                                       December 2012), Vice President and
                                       Senior Actuary (August 2006 to November
                                       2008). Senior Vice President and
                                       Actuary, MONY America (since November
                                       2008); prior thereto, Vice President
                                       and Senior Actuary (August 2006 to
                                       November 2008). Senior Vice President
                                       and Actuary, MONY Life (November 2008
                                       to September 2013); prior thereto, Vice
                                       President and Senior Actuary (August
                                       2006 to November 2008). Senior Vice
                                       President and Actuary, AXA Equitable
                                       Life and Annuity Company (since
                                       December 2008). Senior Vice President
                                       and Actuary (since January 2009) and
                                       Appointed Actuary (since May 2008),
                                       U.S. Financial Life Insurance Company.
                                       Senior Vice President, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since July 2007). Director, Executive
                                       Vice President and Chief Financial
                                       Officer, AXA RE Arizona Company (since
                                       May 2013). Director, Financial
                                       Marketing Agency, Inc. (since May 2013).
-------------------------------------------------------------------------------
Kevin Molloy                           Senior Executive Vice President, AXA
                                       Financial and MONY America (since May
                                       2013). Senior Executive Director, AXA
                                       Equitable and AXA Equitable Financial
                                       Services (since May 2013). Director and
                                       Vice Chairman of the Board, AXA
                                       Advisors, LLC (since September 2013).
                                       Director, AXA Network, LLC (since
                                       October 2013). Director and Member of
                                       Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since March 2011). Senior Vice
                                       President, Business Support and
                                       Development, AXA (June 2010 to May
                                       2013). Vice President of Distribution
                                       Finance (April 2007 to June 2010), Vice
                                       President and head of North American
                                       Investor Relations (November 2003 to
                                       April 2007), Director of Corporate
                                       Finance (1999 to November 2003), AXA
                                       Equitable.
-------------------------------------------------------------------------------

Jurgen Schwering                       Senior Vice President and Chief Risk
                                       Officer, AXA Financial, Inc. and MONY
                                       America (since November 2015); prior
                                       thereto, Senior Executive Vice
                                       President and Chief Risk Officer
                                       (February 2014 to November 2015).
                                       Managing Director and Chief Risk
                                       Officer, AXA Equitable and AXA
                                       Equitable Financial Services (since
                                       November 2015); prior thereto, Senior
                                       Executive Director and Chief Risk
                                       Officer (February 2014 to November
                                       2015). Member of the Board and Head of
                                       the Health Insurance, AXA Konzern AG
                                       (October 2012 to February 2014); prior
                                       thereto, Member of the Board and Chief
                                       Investment Officer (January 2007 to
                                       October 2012); Chief Investment Officer
                                       (March 2004 to December 2006). Head of
                                       Investment Strategy (March 2000 to
                                       March 2004, Allianz
                                       Lebensversicherungs-AG; prior thereto,
                                       Executive Assistant for the Chief
                                       Financial Officer (September 1997 to
                                       March 2000).
-------------------------------------------------------------------------------

                       Retirement Investment Account(R)

--------------------------------------------------------------------------------

SEPARATE ACCOUNTS UNITS OF INTEREST
UNDER GROUP ANNUITY CONTRACTS

                                     FUNDS

--------------------------------------------------------------------------------

POOLED SEPARATE ACCOUNTS

..   AllianceBernstein Balanced, Separate Account No. 10 -- Pooled

..   AllianceBernstein Common Stock, Separate Account No. 4 -- Pooled

..   AllianceBernstein Mid Cap Growth, Separate Account No. 3 -- Pooled
SEPARATE ACCOUNT NO. 66

..   1290 VT Socially Responsible

..   AXA Global Equity Managed Volatility

..   AXA International Core Managed Volatility

..   AXA International Value Managed Volatility

..   AXA Large Cap Core Managed Volatility

..   AXA Large Cap Growth Managed Volatility

..   AXA Large Cap Value Managed Volatility

..   AXA Mid Cap Value Managed Volatility

..   AXA/AB Small Cap Growth

..   AXA/ClearBridge Large Cap Growth

..   Charter/SM/ Multi-Sector Bond

..   Charter/SM/ Small Cap Value

..   EQ/BlackRock Basic Value Equity

..   EQ/Capital Guardian Research

..   EQ/Equity 500 Index

..   EQ/Intermediate Government Bond

..   EQ/International Equity Index

..   EQ/JPMorgan Value Opportunities

..   EQ/Large Cap Growth Index

..   EQ/Mid Cap Index

..   EQ/Money Market

..   EQ/Quality Bond PLUS

..   EQ/T.Rowe Price Growth Stock

..   Multimanager Technology


                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY

                 BY PHONE:                   BY REGULAR MAIL (CORRESPONDENCE  BY REGISTERED, CERTIFIED, OR OVERNIGHT
                                               AND CONTRIBUTION CHECKS):      DELIVERY (CONTRIBUTION CHECKS ONLY):
              1-800-967-4560                         AXA Equitable                       AXA Equitable
(service consultants are available weekdays          P.O. Box 8095                        30 Dan Road
      9 a.m. to 5 p.m. Eastern time)             Boston, MA 02266-8095                  Canton, MA 02021

---------------------------------------------------------------------------------------------------------------------------------
                                                   FINANCIAL STATEMENTS INDEX
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            PAGE
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNTS NO. 10 (POOLED),  Report of Independent Registered Public Accounting Firm............................... FSA-1
4 (POOLED), 3 (POOLED) AND
66 (POOLED)
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)    Statement of Assets and Liabilities, December 31, 2016................................ FSA-2
                                    ---------------------------------------------------------------------------------------------
                                    Statement of Operations for the Year Ended December 31, 2016.......................... FSA-3
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2016 and 2015...................................................... FSA-4
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2016........................................... FSA-5
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)     Statement of Assets and Liabilities, December 31, 2016................................ FSA-16
                                    ---------------------------------------------------------------------------------------------
                                    Statement of Operations for the Year Ended December 31, 2016.......................... FSA-17
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2016 and 2015...................................................... FSA-18
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2016........................................... FSA-19
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)     Statement of Assets and Liabilities, December 31, 2016................................ FSA-28
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Operations for the Year Ended December 31, 2016......................... FSA-29
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2016 and 2015...................................................... FSA-30
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2016........................................... FSA-31
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)    Statements of Assets and Liabilities, December 31, 2016............................... FSA-34
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Operations for the Year Ended December 31, 2016......................... FSA-44
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2016 and 2015...................................................... FSA-52
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT 10 (POOLED),       Notes to Financial Statements......................................................... FSA-67
4 (POOLED), 3 (POOLED) AND
66 (POOLED)
---------------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE                  Reports of Independent Registered Public Accounting Firm.............................. F-1
INSURANCE COMPANY                   ---------------------------------------------------------------------------------------------
                                    Consolidated Balance Sheets as of December 31, 2016 and 2015.......................... F-2
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Earnings (Loss), Years
                                    Ended December 31, 2016, 2015 and 2014................................................ F-3
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Comprehensive Income (Loss),
                                    Years Ended December 31, 2016, 2015 and 2014.......................................... F-4
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Equity, Years
                                    Ended December 31, 2016, 2015 and 2014................................................ F-5
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Cash Flows, Years
                                    Ended December 31, 2016, 2015 and 2014................................................ F-6
                                    ---------------------------------------------------------------------------------------------
                                    Notes to Consolidated Financial Statements............................................ F-8
---------------------------------------------------------------------------------------------------------------------------------
                                    The financial statements of the Funds reflect fees, charges and other expenses of the
                                    Separate Accounts applicable to contracts under RIA as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
---------------------------------------------------------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AXA Equitable Life Insurance Company and the Contractowners of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 of AXA Equitable Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the Variable Investment Options constituting Separate Account No. 66 of AXA Equitable Life Insurance Company ("AXA Equitable"), indicated in Note 1, as of December 31, 2016, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and the underlying funds' transfer agents provide a reasonable basis for the opinions expressed above.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 17, 2017

                                     FSA-1

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $13,672,459)............. $15,536,114
  Long-term debt securities -- at fair value (cost: $9,553,701)..   9,665,565
  Short-term debt securities -- at fair value (cost: $1,185,191).   1,185,191
Cash.............................................................     148,625
Foreign cash (cost: $34,333).....................................      34,023
Interest and dividends receivable................................      88,789
Receivable for investment securities sold........................      52,968
Receivable from AXA Equitable's General Account..................      15,986
Fees receivable from Contractowners..............................      28,564
                                                                  -----------
   Total assets..................................................  26,755,825
                                                                  -----------

LIABILITIES:
Payable for investments securities purchased.....................     863,225
Accrued custody and bank fees....................................       9,767
Administrative fees payable......................................          21
Asset management fee payable.....................................      38,674
Accrued expenses.................................................       8,779
                                                                  -----------
   Total liabilities.............................................     920,466
                                                                  -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION..... $25,835,359
                                                                  ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.            1      $35,151.35
RIA...........        4,055          313.83
MRP...........      324,134           75.09
EPP...........          632          332.13

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME (NOTE 2):
 Dividends (net of foreign taxes withheld of $23,645).............................................. $  449,873
 Interest..........................................................................................    259,995
                                                                                                    ----------
   Total investment income.........................................................................    709,868
                                                                                                    ----------

EXPENSES (NOTE 6):
 Investment management fees........................................................................   (130,178)
 Custody and bank fees.............................................................................    (36,545)
 Other operating expenses..........................................................................    (11,279)
                                                                                                    ----------
   Total expenses..................................................................................   (178,002)
                                                                                                    ----------

NET INVESTMENT INCOME (LOSS).......................................................................    531,866
                                                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTE 2):
 Net realized gain (loss) from investments and foreign currency transactions.......................    696,186
 Change in unrealized appreciation (depreciation) of investments and foreign currency denominated
   assets and liabilities..........................................................................    457,687
                                                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS...........  1,153,873
                                                                                                    ----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................................... $1,685,739
                                                                                                    ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED        YEAR ENDED
                                                                                       DECEMBER 31, 2016 DECEMBER 31, 2015
                                                                                       ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income (loss).........................................................    $   531,866       $   538,758
 Net realized gain (loss) on investments and foreign currency transactions............        696,186         1,240,726
 Net change in unrealized appreciation (depreciation) of investments and foreign
   currency transactions..............................................................        457,687        (1,710,724)
                                                                                          -----------       -----------
   Net increase (decrease) in assets attributable to operations.......................      1,685,739            68,760
                                                                                          -----------       -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Contributions........................................................................      1,628,895         1,797,162
 Withdrawals..........................................................................     (4,105,880)       (5,422,991)
 Asset management fees (Note 6).......................................................        (86,655)          (94,628)
 Administrative fees (Note 6).........................................................       (198,499)         (243,348)
                                                                                          -----------       -----------
   Net increase (decrease) in net assets attributable to contractowners transactions..     (2,762,139)       (3,963,805)
                                                                                          -----------       -----------
INCREASE (DECREASE) IN NET ASSETS.....................................................     (1,076,400)       (3,895,045)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD...     26,911,759        30,806,804
                                                                                          -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.........    $25,835,359       $26,911,759
                                                                                          ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2016

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
COMMON STOCKS -- 60.1%

FINANCIALS -- 11.9%

BANKS -- 6.1%
Banco Santander SA.........................  9,010   $   46,966
Bank of America Corp.......................  6,360      140,556
Bank of Montreal...........................    690       49,687
Bank of Nova Scotia (The)..................    570       31,776
BNP Paribas SA.............................  1,060       67,591
BOC Hong Kong Holdings Ltd.................  6,000       21,373
Canadian Imperial Bank of Commerce/Canada..    390       31,862
Citigroup, Inc.............................  1,920      114,105
Commonwealth Bank of Australia.............    990       58,930
Concordia Financial Group Ltd..............  9,200       44,363
DNB ASA....................................  3,220       47,955
Erste Group Bank AG........................  1,370       40,135
HSBC Holdings PLC.......................... 12,790      103,470
Huntington Bancshares, Inc./OH.............  3,530       46,667
ING Groep NV...............................  1,660       23,417
JPMorgan Chase & Co........................  1,847      159,378
Lloyds Banking Group PLC................... 60,880       46,872
Mitsubishi UFJ Financial Group, Inc........  9,700       59,946
Mizuho Financial Group, Inc................ 41,200       74,087
Raiffeisen Bank International AG/(a)/......  1,850       33,791
Resona Holdings, Inc.......................  7,300       37,490
Societe Generale SA........................    830       40,906
Sumitomo Mitsui Financial Group, Inc.......  1,700       64,874
Wells Fargo & Co...........................  2,170      119,589
Westpac Banking Corp.......................  1,945       45,812
Yamaguchi Financial Group, Inc. -- Class A.  3,000       32,728
                                                     ----------
                                                      1,584,326
                                                     ----------
CAPITAL MARKETS -- 0.6%
3i Group PLC...............................  4,400       38,162
Franklin Resources, Inc....................  1,290       51,058
Goldman Sachs Group, Inc. (The)............    110       26,340
Morgan Stanley.............................    720       30,420
                                                     ----------
                                                        145,980
                                                     ----------
CONSUMER FINANCE -- 1.0%
Ally Financial, Inc........................  2,450       46,599
American Express Co........................    890       65,936
Capital One Financial Corp.................    350       30,534
Discover Financial Services................    520       37,487
Navient Corp...............................  1,590       26,124
Synchrony Financial........................  1,620       58,757
                                                     ----------
                                                        265,437
                                                     ----------
DIVERSIFIED FINANCIAL SERVICES -- 1.2%
Berkshire Hathaway, Inc. -- Class B/(a)/...    750      122,235
Groupe Bruxelles Lambert SA................    520       43,654
Industrivarden AB -- Class C...............  2,000       37,302
Investor AB -- Class B.....................  1,400       52,313
Kinnevik AB -- Class B.....................  1,040       24,912
ORIX Corp..................................  1,600       24,954
                                                     ----------
                                                        305,370
                                                     ----------
INSURANCE -- 2.5%
Allianz SE (REG)...........................    480       79,376
Axis Capital Holdings Ltd..................    580       37,857
CNP Assurances.............................  2,140       39,689
Everest Re Group Ltd.......................    160       34,624

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
INSURANCE (CONTINUED)
First American Financial Corp....................    980   $   35,897
Hartford Financial Services Group, Inc. (The)....  1,030       49,080
Lincoln National Corp............................    700       46,389
MetLife, Inc.....................................    760       40,956
Muenchener Rueckversicherungs-Gesellschaft AG in
 Muenchen (REG)..................................    255       48,260
NN Group NV......................................  1,180       40,026
Old Mutual PLC................................... 11,510       29,428
Progressive Corp. (The)..........................  1,470       52,185
Swiss Life Holding AG............................     90       25,472
Travelers Cos., Inc. (The).......................    394       48,233
Unum Group.......................................    980       43,051
                                                           ----------
                                                              650,523
                                                           ----------
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
AGNC Investment Corp.............................  1,940       35,172
Annaly Capital Management, Inc...................  4,240       42,273
                                                           ----------
                                                               77,445
                                                           ----------
THRIFTS & MORTGAGE FINANCE -- 0.2%
Genworth Mortgage Insurance Australia Ltd........ 24,530       58,013
                                                           ----------
Total Financials.................................           3,087,094
                                                           ----------

INFORMATION TECHNOLOGY -- 9.0%

COMMUNICATIONS EQUIPMENT -- 0.5%
Cisco Systems, Inc...............................  2,980       90,055
F5 Networks, Inc./(a)/...........................    290       41,969
                                                           ----------
                                                              132,024
                                                           ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
Corning, Inc.....................................  1,810       43,929
Hitachi Ltd......................................  6,000       32,419
                                                           ----------
                                                               76,348
                                                           ----------
INTERNET SOFTWARE & SERVICES -- 1.8%
Alphabet, Inc. -- Class A/(a)/...................    165      130,754
Alphabet, Inc. -- Class C/(a)/...................    185      142,787
eBay, Inc./(a)/..................................  1,350       40,081
Facebook, Inc. -- Class A/(a)/...................  1,400      161,070
                                                           ----------
                                                              474,692
                                                           ----------
IT SERVICES -- 1.0%
Fujitsu Ltd......................................  8,000       44,392
International Business Machines Corp.............    660      109,553
Mastercard, Inc. -- Class A......................    760       78,470
Visa, Inc. -- Class A............................    380       29,648
                                                           ----------
                                                              262,063
                                                           ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
Applied Materials, Inc...........................  1,830       59,054
ASML Holding NV..................................    300       33,688
Intel Corp.......................................  2,550       92,489
Lam Research Corp................................    480       50,751
Linear Technology Corp...........................    800       49,880
Maxim Integrated Products, Inc...................    620       23,913
QUALCOMM, Inc....................................    950       61,940
Texas Instruments, Inc...........................    930       67,862
                                                           ----------
                                                              439,577
                                                           ----------
SOFTWARE -- 2.0%
Activision Blizzard, Inc.........................    930       33,582
Adobe Systems, Inc./(a)/.........................    280       28,826
Citrix Systems, Inc./(a)/........................    210       18,755

                                     FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                         SHARES U.S. $ VALUE
-------------------------------------------------------------------
SOFTWARE (CONTINUED)
Fortinet, Inc./(a)/............................  1,620   $   48,795
Microsoft Corp.................................  3,850      239,239
Nuance Communications, Inc./(a)/...............  2,170       32,333
Oracle Corp....................................  1,460       56,137
SAP SE.........................................    570       49,406
                                                         ----------
                                                            507,073
                                                         ----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.7%
Apple, Inc.....................................  2,791      323,254
FUJIFILM Holdings Corp.........................  1,200       45,533
HP, Inc........................................  2,705       40,142
NetApp, Inc....................................  1,020       35,975
                                                         ----------
                                                            444,904
                                                         ----------
Total Information Technology...................           2,336,681
                                                         ----------

INDUSTRIALS -- 7.5%

AEROSPACE & DEFENSE -- 1.4%
Arconic, Inc...................................    790       14,647
Boeing Co. (The)...............................    480       74,726
Huntington Ingalls Industries, Inc.............    150       27,628
L-3 Communications Holdings, Inc...............    460       69,971
Northrop Grumman Corp..........................    210       48,842
Rockwell Collins, Inc..........................    440       40,814
Saab AB -- Class B.............................  1,470       54,979
Thales SA......................................    370       35,917
                                                         ----------
                                                            367,524
                                                         ----------
AIR FREIGHT & LOGISTICS -- 0.1%
Expeditors International of Washington, Inc. ..    580       30,717
                                                         ----------

AIRLINES -- 0.1%
Qantas Airways Ltd............................. 11,130       26,753
                                                         ----------

BUILDING PRODUCTS -- 0.3%
Asahi Glass Co., Ltd...........................  6,000       40,792
Fortune Brands Home & Security, Inc............    710       37,956
                                                         ----------
                                                             78,748
                                                         ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
Dai Nippon Printing Co., Ltd...................  4,000       39,548
Toppan Printing Co., Ltd.......................  5,000       47,774
                                                         ----------
                                                             87,322
                                                         ----------
CONSTRUCTION & ENGINEERING -- 0.2%
Jacobs Engineering Group, Inc./(a)/............    670       38,190
                                                         ----------

ELECTRICAL EQUIPMENT -- 0.4%
Fuji Electric Co., Ltd.........................  6,000       31,046
Rockwell Automation, Inc.......................    260       34,944
TKH Group NV...................................    984       38,993
                                                         ----------
                                                            104,983
                                                         ----------
INDUSTRIAL CONGLOMERATES -- 1.0%
General Electric Co............................  4,200      132,720
NWS Holdings Ltd............................... 16,000       26,014
Siemens AG (REG)...............................    706       86,615
                                                         ----------
                                                            245,349
                                                         ----------
MACHINERY -- 1.9%
AGCO Corp......................................    830       48,024
Atlas Copco AB.................................  1,370       41,680

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
MACHINERY (CONTINUED)
Atlas Copco AB -- Class B................  1,750   $   47,714
Cummins, Inc.............................    380       51,935
Deere & Co...............................    450       46,368
Dover Corp...............................    480       35,966
Hitachi Construction Machinery Co., Ltd..  1,600       34,661
Kone Oyj -- Class B......................    370       16,566
Mitsubishi Heavy Industries Ltd..........  7,000       31,888
Oshkosh Corp.............................    680       43,935
PACCAR, Inc..............................    780       49,842
Parker-Hannifin Corp.....................    300       42,000
                                                   ----------
                                                      490,579
                                                   ----------
PROFESSIONAL SERVICES -- 0.5%
Experian PLC.............................  2,260       43,873
Nielsen Holdings PLC.....................    440       18,458
SEEK Ltd.................................  3,280       35,248
Wolters Kluwer NV........................    790       28,631
                                                   ----------
                                                      126,210
                                                   ----------
ROAD & RAIL -- 0.7%
Canadian National Railway Co.............    870       58,621
Central Japan Railway Co.................    500       82,264
Kansas City Southern.....................    470       39,879
                                                   ----------
                                                      180,764
                                                   ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.6%
Fastenal Co..............................    680       31,946
Finning International, Inc...............  1,660       32,543
ITOCHU Corp..............................  3,500       46,438
Sumitomo Corp............................  4,200       49,407
                                                   ----------
                                                      160,334
                                                   ----------
Total Industrials........................           1,937,473
                                                   ----------

CONSUMER DISCRETIONARY -- 6.5%

AUTO COMPONENTS -- 0.1%
Lear Corp................................    180       23,827
                                                   ----------
AUTOMOBILES -- 1.1%
Ford Motor Co............................  4,810       58,345
Fuji Heavy Industries Ltd................    800       32,663
Mazda Motor Corp.........................  1,400       22,845
Peugeot SA/(a)/..........................  2,840       46,348
Renault SA...............................    290       25,808
Toyota Motor Corp........................  1,200       70,499
Volkswagen AG (Preference Shares)........    210       29,441
                                                   ----------
                                                      285,949
                                                   ----------
HOTELS, RESTAURANTS & LEISURE -- 0.8%
Carnival PLC.............................    370       18,797
Compass Group PLC........................  2,515       46,604
McDonald's Corp..........................    212       25,805
Royal Caribbean Cruises Ltd..............    230       18,869
Starbucks Corp...........................    900       49,968
Wyndham Worldwide Corp...................    650       49,640
                                                   ----------
                                                      209,683
                                                   ----------
HOUSEHOLD DURABLES -- 0.3%
Iida Group Holdings Co., Ltd.............  1,900       36,093
Lennar Corp. -- Class A..................    920       39,495
                                                   ----------
                                                       75,588
                                                   ----------

                                     FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
INTERNET & DIRECT MARKETING RETAIL -- 0.6%
Amazon.com, Inc./(a)/............................    130   $   97,483
Priceline Group, Inc. (The)/(a)/.................     30       43,982
TripAdvisor, Inc./(a)/...........................    370       17,157
                                                           ----------
                                                              158,622
                                                           ----------
LEISURE PRODUCTS -- 0.2%
Mattel, Inc......................................  1,410       38,845
                                                           ----------
MEDIA -- 1.1%
AMC Networks, Inc. -- Class A/(a)/...............    320       16,749
Comcast Corp. -- Class A.........................    730       50,407
Discovery Communications, Inc. -- Class A/(a) /..  1,540       42,211
Discovery Communications, Inc. -- Class C/(a)/ ..  1,640       43,919
Viacom, Inc. -- Class B..........................  1,120       39,312
Walt Disney Co. (The)............................    960      100,051
                                                           ----------
                                                              292,649
                                                           ----------
MULTILINE RETAIL -- 0.3%
Dollar General Corp..............................    280       20,740
Kohl's Corp......................................    410       20,246
Marks & Spencer Group PLC........................  3,880       16,758
Nordstrom, Inc...................................    380       18,213
                                                           ----------
                                                               75,957
                                                           ----------
SPECIALTY RETAIL -- 1.6%
Bed Bath & Beyond, Inc...........................    900       36,576
Best Buy Co., Inc................................    830       35,416
Dick's Sporting Goods, Inc.......................    670       35,577
Foot Locker, Inc.................................    550       38,989
GameStop Corp. -- Class A........................  1,060       26,776
Gap, Inc. (The)..................................  1,520       34,109
Home Depot, Inc. (The)...........................    620       83,130
Industria de Diseno Textil SA....................    920       31,403
Staples, Inc.....................................  3,970       35,928
TJX Cos., Inc. (The).............................    720       54,094
                                                           ----------
                                                              411,998
                                                           ----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
LVMH Moet Hennessy Louis Vuitton SE..............    190       36,300
PVH Corp.........................................    260       23,462
Ralph Lauren Corp................................    420       37,935
                                                           ----------
                                                               97,697
                                                           ----------
Total Consumer Discretionary.....................           1,670,815
                                                           ----------

HEALTH CARE -- 6.3%

BIOTECHNOLOGY -- 0.8%
AbbVie, Inc......................................    280       17,534
Amgen, Inc.......................................    430       62,870
Biogen, Inc./(a)/................................    170       48,209
Gilead Sciences, Inc.............................  1,140       81,635
                                                           ----------
                                                              210,248
                                                           ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.4%
Baxter International, Inc........................  1,080       47,887
Cochlear Ltd.....................................    350       30,996
Smith & Nephew PLC...............................  1,170       17,607
                                                           ----------
                                                               96,490
                                                           ----------
HEALTH CARE PROVIDERS & SERVICES -- 1.3%
Aetna, Inc.......................................    540       66,966
Anthem, Inc......................................    420       60,383

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Cigna Corp...................................    430   $   57,358
Express Scripts Holding Co./(a)/.............    850       58,472
Humana, Inc..................................    280       57,128
UnitedHealth Group, Inc......................    250       40,010
                                                       ----------
                                                          340,317
                                                       ----------
LIFE SCIENCES TOOLS & SERVICES -- 0.2%
Illumina, Inc./(a)/..........................    330       42,253
                                                       ----------

PHARMACEUTICALS -- 3.6%
Allergan PLC/(a)/............................    110       23,101
Bayer AG (REG)...............................    300       31,317
Bristol-Myers Squibb Co......................  1,230       71,881
Daiichi Sankyo Co., Ltd......................  1,000       20,461
GlaxoSmithKline PLC..........................  4,120       79,348
Johnson & Johnson............................  1,460      168,207
Merck & Co., Inc.............................  1,334       78,533
Mylan NV/(a)/................................  1,140       43,491
Novartis AG (REG)............................    880       64,119
Novo Nordisk A/S -- Class B..................  1,070       38,454
Otsuka Holdings Co., Ltd.....................  1,000       43,650
Pfizer, Inc..................................  3,694      119,981
Roche Holding AG.............................    405       92,498
Sanofi.......................................    680       55,098
                                                       ----------
                                                          930,139
                                                       ----------
Total Health Care............................           1,619,447
                                                       ----------

CONSUMER STAPLES -- 5.9%

BEVERAGES -- 0.5%
Coca-Cola European Partners PLC..............    600       18,974
Diageo PLC...................................  2,490       64,786
PepsiCo, Inc.................................    440       46,037
                                                       ----------
                                                          129,797
                                                       ----------
FOOD & STAPLES RETAILING -- 1.0%
CVS Health Corp..............................  1,040       82,066
Kroger Co. (The).............................    650       22,432
Wal-Mart Stores, Inc.........................  1,310       90,547
Walgreens Boots Alliance, Inc................    290       24,000
WM Morrison Supermarkets PLC................. 11,550       32,892
                                                       ----------
                                                          251,937
                                                       ----------
FOOD PRODUCTS -- 2.6%
Archer-Daniels-Midland Co....................  1,190       54,324
Campbell Soup Co.............................    640       38,701
General Mills, Inc...........................    880       54,358
Hershey Co. (The)............................    410       42,406
Hormel Foods Corp............................  1,160       40,380
Kellogg Co...................................    640       47,174
McCormick & Co., Inc./MD.....................    460       42,932
Mead Johnson Nutrition Co. -- Class A........    670       47,409
Nestle SA (REG)..............................  1,195       85,771
NH Foods Ltd.................................  2,000       54,064
Tyson Foods, Inc. -- Class A.................    960       59,213
WH Group Ltd................................. 39,500       31,846
Wilmar International Ltd..................... 17,000       42,098
Yamazaki Baking Co., Ltd.....................  1,400       27,047
                                                       ----------
                                                          667,723
                                                       ----------

                                     FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                    SHARES U.S. $ VALUE
--------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.1%
Procter & Gamble Co. (The)................    300   $   25,224
                                                    ----------

PERSONAL PRODUCTS -- 0.4%
L'Oreal SA................................    260       47,483
Unilever PLC..............................  1,520       61,631
                                                    ----------
                                                       109,114
                                                    ----------
TOBACCO -- 1.3%
Altria Group, Inc.........................  1,180       79,792
British American Tobacco PLC..............  1,710       97,170
Imperial Brands PLC.......................    850       37,141
Philip Morris International, Inc..........  1,020       93,320
Swedish Match AB..........................  1,110       35,319
                                                    ----------
                                                       342,742
                                                    ----------
Total Consumer Staples....................           1,526,537
                                                    ----------

ENERGY -- 4.2%

ENERGY EQUIPMENT & SERVICES -- 0.5%
Baker Hughes, Inc.........................    760       49,377
Helmerich & Payne, Inc....................    610       47,214
National Oilwell Varco, Inc...............    963       36,055
                                                    ----------
                                                       132,646
                                                    ----------
OIL, GAS & CONSUMABLE FUELS -- 3.7%
BP PLC.................................... 12,190       76,553
Cameco Corp...............................  3,700       38,737
Chevron Corp..............................    350       41,195
Eni SpA...................................  2,740       44,507
Exxon Mobil Corp..........................  1,892      170,772
Idemitsu Kosan Co., Ltd...................  1,500       39,870
JX Holdings, Inc.......................... 10,100       42,765
Kinder Morgan, Inc./DE....................  2,240       46,390
Marathon Petroleum Corp...................    770       38,769
OMV AG....................................  1,290       45,568
Phillips 66...............................    530       45,797
Repsol SA.................................  3,510       49,425
Royal Dutch Shell PLC -- Class A (London).  1,410       39,024
Royal Dutch Shell PLC -- Class B..........  1,140       32,841
Statoil ASA...............................  2,280       41,747
Tesoro Corp...............................    290       25,360
TOTAL SA..................................  1,510       77,606
Valero Energy Corp........................    750       51,240
                                                    ----------
                                                       948,166
                                                    ----------
Total Energy..............................           1,080,812
                                                    ----------

MATERIALS -- 3.8%

CHEMICALS -- 2.0%
BASF SE...................................    535       49,681
Daicel Corp...............................  1,600       17,627
Evonik Industries AG......................  1,200       35,842
Johnson Matthey PLC.......................  1,690       66,299
JSR Corp..................................  1,400       22,082
LyondellBasell Industries NV -- Class A...    530       45,463
Mitsubishi Chemical Holdings Corp.........  7,000       45,353
Mitsubishi Gas Chemical Co., Inc..........  2,500       42,686
Monsanto Co...............................    650       68,387
Sherwin-Williams Co. (The)................    160       42,998

COMPANY                                         SHARES U.S. $ VALUE
-------------------------------------------------------------------
CHEMICALS (CONTINUED)
WR Grace & Co..................................    520     $ 35,173
Yara International ASA.........................    920       36,308
                                                           --------
                                                            507,899
                                                           --------
CONSTRUCTION MATERIALS -- 0.4%
Boral Ltd...................................... 14,157       55,302
Fletcher Building Ltd..........................  8,540       63,741
                                                           --------
                                                            119,043
                                                           --------
METALS & MINING -- 1.2%
Barrick Gold Corp..............................  1,640       26,281
Fortescue Metals Group Ltd..................... 12,090       50,696
Glencore PLC/(a)/.............................. 13,350       45,227
Goldcorp, Inc..................................  2,290       31,215
Nippon Steel & Sumitomo Metal Corp.............  1,000       22,194
Norsk Hydro ASA................................  5,760       27,579
South32 Ltd.................................... 22,460       44,364
Teck Resources Ltd. -- Class B.................  1,080       21,639
voestalpine AG.................................    650       25,468
Yamana Gold, Inc...............................  6,850       19,257
                                                           --------
                                                            313,920
                                                           --------
PAPER & FOREST PRODUCTS -- 0.2%
UPM-Kymmene Oyj................................  2,130       52,194
                                                           --------
Total Materials................................             993,056
                                                           --------

UTILITIES -- 2.1%

ELECTRIC UTILITIES -- 1.3%
Chubu Electric Power Co., Inc..................  2,700       37,649
CLP Holdings Ltd...............................  3,500       32,104
EDP -- Energias de Portugal SA................. 12,520       38,181
Entergy Corp...................................    470       34,531
Exelon Corp....................................    790       28,037
FirstEnergy Corp...............................  1,170       36,235
Fortum Oyj.....................................  2,210       33,850
Iberdrola SA...................................  7,690       50,453
Mighty River Power Ltd......................... 12,340       25,446
NextEra Energy, Inc............................    250       29,865
                                                           --------
                                                            346,351
                                                           --------
GAS UTILITIES -- 0.2%
Gas Natural SDG SA.............................  2,180       41,095
                                                           --------

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.2%
Calpine Corp./(a)/.............................  3,380       38,633
                                                           --------

MULTI-UTILITIES -- 0.4%
AGL Energy Ltd.................................  2,060       32,887
Consolidated Edison, Inc.......................    580       42,734
SCANA Corp.....................................    540       39,571
                                                           --------
                                                            115,192
                                                           --------
Total Utilities................................             541,271
                                                           --------

TELECOMMUNICATION SERVICES -- 1.7%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.3%
AT&T, Inc......................................  1,490       63,370
Nippon Telegraph & Telephone Corp..............  1,700       71,709
Telia Co. AB...................................  7,210       29,047
Telstra Corp., Ltd.............................  4,650       17,145

                                     FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                       SHARES   U.S. $ VALUE
-------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
TELUS Corp..................................     1,310  $    41,760
Verizon Communications, Inc.................     1,930      103,023
                                                        -----------
                                                            326,054
                                                        -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
NTT DOCOMO, Inc.............................     2,000       45,584
Vodafone Group PLC..........................    28,790       71,036
                                                        -----------
                                                            116,620
                                                        -----------
Total Telecommunication Services............                442,674
                                                        -----------

REAL ESTATE -- 1.2%

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.4%
H&R Real Estate Investment Trust............     1,760       29,358
Land Securities Group PLC...................     1,650       21,733
RioCan Real Estate Investment Trust.........     1,920       38,127
                                                        -----------
                                                             89,218
                                                        -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.8%
CA Immobilien Anlagen AG....................     1,320       24,281
CapitaLand Ltd..............................     7,100       14,790
Cheung Kong Property Holdings Ltd...........     7,000       42,756
Sino Land Co., Ltd..........................    22,000       32,809
UOL Group Ltd...............................     4,200       17,356
Wharf Holdings Ltd. (The)...................     6,000       39,751
Wheelock & Co., Ltd.........................     7,000       39,293
                                                        -----------
                                                            211,036
                                                        -----------
Total Real Estate...........................                300,254
                                                        -----------
Total Common Stocks
 (cost $13,672,459).........................             15,536,114
                                                        -----------

                                             PRINCIPAL
                                              AMOUNT
                                               (000)
-------------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 37.4%

GOVERNMENTS - TREASURIES -- 11.1%

UNITED STATES -- 11.1%
U.S. Treasury Bonds
 2.25%, 8/15/46.............................   $    55       46,161
  2.50%, 2/15/46-5/15/46....................       130      115,881
  2.75%, 8/15/42............................        10        9,447
  2.875%, 5/15/43-11/15/46..................        20       19,700
  3.00%, 5/15/42-11/15/45...................       256      252,740
  3.125%, 2/15/43...........................        35       35,463
  3.625%, 8/15/43-2/15/44...................        78       86,827
  4.375%, 2/15/38...........................         9       11,184
  4.625%, 2/15/40...........................       164      209,587
  5.375%, 2/15/31...........................        40       53,275
U.S. Treasury Notes
 0.625%, 5/31/17............................       379      379,029
  1.125%, 9/30/21...........................       108      104,559
  1.25%, 10/31/21...........................        87       83,975
  1.375%, 10/31/20-5/31/21..................       457      450,803
  1.50%, 8/31/18-5/31/20....................       321      321,751
  1.625%, 6/30/20-5/15/26...................       128      125,829

                                             PRINCIPAL
                                              AMOUNT
                                               (000)   U.S. $ VALUE
-------------------------------------------------------------------
UNITED STATES (CONTINUED)
  1.75%, 12/31/20-11/30/21..................     $ 133   $  133,048
  2.00%, 11/15/26...........................        35       33,868
  3.125%, 4/30/17...........................       401      403,863
                                                         ----------
Total Governments - Treasuries..............              2,876,990
                                                         ----------

CORPORATES - INVESTMENT GRADE -- 10.8%/(B)/

INDUSTRIAL -- 6.5%

BASIC -- 0.2%
Barrick Gold Corp.
 4.10%, 5/01/23.............................         2        2,052
Dow Chemical Co. (The)
 7.375%, 11/01/29...........................         5        6,570
  8.55%, 5/15/19............................        12       13,753
Eastman Chemical Co.
 3.80%, 3/15/25.............................         8        8,068
Glencore Funding LLC
 4.125%, 5/30/23............................         4        4,025
Mosaic Co. (The)
 5.625%, 11/15/43...........................        10        9,637
Vale Overseas Ltd.
 6.875%, 11/21/36...........................         5        4,925
                                                         ----------
                                                             49,030
                                                         ----------
CAPITAL GOODS -- 0.1%
General Electric Co.
 Series D
 5.00%, 1/21/21/(c)/........................         7        7,264
Yamana Gold, Inc.
 4.95%, 7/15/24.............................        17       16,660
                                                         ----------
                                                             23,924
                                                         ----------
COMMUNICATIONS - MEDIA -- 1.4%
21st Century Fox America, Inc.
 3.00%, 9/15/22.............................        55       54,741
  4.50%, 2/15/21............................        25       26,728
  6.55%, 3/15/33............................         5        6,069
CBS Corp.
 5.75%, 4/15/20.............................        30       33,115
Comcast Cable Communications Holdings, Inc.
 9.455%, 11/15/22...........................        15       20,303
Cox Communications, Inc.
 2.95%, 6/30/23.............................        11       10,352
Discovery Communications LLC
 3.45%, 3/15/25.............................        14       13,364
RELX Capital, Inc.
 8.625%, 1/15/19............................        27       30,342
S&P Global, Inc.
 4.40%, 2/15/26.............................        26       27,504
TCI Communications, Inc.
 7.875%, 2/15/26............................        25       33,557
Time Warner Cable LLC
 4.125%, 2/15/21............................        30       31,015
  4.50%, 9/15/42............................        10        9,057
Time Warner, Inc.
 3.55%, 6/01/24.............................        19       18,846
  4.00%, 1/15/22............................         9        9,344
  4.70%, 1/15/21............................        10       10,689

                                     FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

                                        PRINCIPAL
                                         AMOUNT
                                          (000)   U.S. $ VALUE
--------------------------------------------------------------
COMMUNICATIONS - MEDIA (CONTINUED)
Viacom, Inc.
 3.875%, 12/15/21......................     $   6     $  6,061
  4.375%, 3/15/43......................         3        2,390
  5.625%, 9/15/19......................         5        5,379
                                                      --------
                                                       348,856
                                                      --------
COMMUNICATIONS - TELECOMMUNICATIONS -- 0.9%
American Tower Corp.
 5.05%, 9/01/20........................        30       32,194
AT&T, Inc.
 3.40%, 5/15/25........................        45       43,372
  3.80%, 3/15/22.......................         3        3,075
  4.45%, 5/15/21.......................        17       17,979
  4.60%, 2/15/21.......................        15       15,865
  4.75%, 5/15/46.......................        12       11,369
British Telecommunications PLC
 9.125%, 12/15/30/(d)/.................        12       18,308
Telefonica Emisiones SAU
 5.462%, 2/16/21.......................        10       10,901
Verizon Communications, Inc.
 3.50%, 11/01/24.......................        45       44,856
  4.272%, 1/15/36......................        23       22,014
  4.862%, 8/21/46......................         8        8,106
                                                      --------
                                                       228,039
                                                      --------
CONSUMER CYCLICAL - AUTOMOTIVE -- 0.1%
General Motors Financial Co., Inc.
 3.10%, 1/15/19........................        25       25,266
  3.25%, 5/15/18.......................         2        2,026
  4.00%, 1/15/25.......................         5        4,878
  4.30%, 7/13/25.......................         5        4,960
                                                      --------
                                                        37,130
                                                      --------
CONSUMER CYCLICAL - RETAILERS -- 0.1%
CVS Health Corp.
 3.875%, 7/20/25.......................        23       23,727
Kohl's Corp.
 5.55%, 7/17/45........................        15       14,325
                                                      --------
                                                        38,052
                                                      --------
CONSUMER NON-CYCLICAL -- 1.6%
Actavis Funding SCS
 3.80%, 3/15/25........................        26       26,031
  3.85%, 6/15/24.......................         9        9,080
Agilent Technologies, Inc.
 5.00%, 7/15/20........................         7        7,554
Ahold Finance USA LLC
 6.875%, 5/01/29.......................        24       29,489
Altria Group, Inc.
 2.625%, 1/14/20.......................        30       30,342
AstraZeneca PLC
 6.45%, 9/15/37........................        10       12,937
Becton Dickinson and Co.
 3.734%, 12/15/24......................         7        7,158
Biogen, Inc.
 4.05%, 9/15/25........................        24       24,710
Bunge Ltd. Finance Corp.
 8.50%, 6/15/19........................         1        1,146

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)   U.S. $ VALUE
---------------------------------------------------------------------------
CONSUMER NON-CYCLICAL (CONTINUED)
Gilead Sciences, Inc.
 3.65%, 3/01/26.....................................     $  12     $ 12,167
Laboratory Corp. of America Holdings
 3.60%, 2/01/25.....................................        10        9,956
Medtronic, Inc.
 3.50%, 3/15/25.....................................        30       30,891
Mylan NV
 3.95%, 6/15/26.....................................         7        6,551
Mylan, Inc.
 2.60%, 6/24/18.....................................        32       32,185
Newell Brands, Inc
 3.15%, 4/01/21.....................................        26       26,460
  3.85%, 4/01/23....................................         9        9,336
Reynolds American, Inc.
 5.85%, 8/15/45.....................................        12       14,210
Teva Pharmaceutical Finance Netherlands III BV
 2.80%, 7/21/23.....................................        25       23,665
  3.15%, 10/01/26...................................        23       21,204
Thermo Fisher Scientific, Inc.
 4.15%, 2/01/24.....................................        13       13,537
Tyson Foods, Inc.
 2.65%, 8/15/19.....................................        10       10,095
  3.95%, 8/15/24....................................        22       22,413
  4.50%, 6/15/22....................................        30       31,924
                                                                   --------
                                                                    413,041
                                                                   --------
ENERGY -- 1.6%
Encana Corp.
 3.90%, 11/15/21....................................        10       10,072
Energy Transfer Partners LP
 6.125%, 2/15/17....................................        10       10,052
  6.625%, 10/15/36..................................         5        5,418
  6.70%, 7/01/18....................................        15       15,936
EnLink Midstream Partners LP
 5.05%, 4/01/45.....................................        21       19,038
Enterprise Products Operating LLC
 3.35%, 3/15/23.....................................        20       20,247
  3.70%, 2/15/26....................................        27       27,098
  5.20%, 9/01/20....................................        20       21,837
Halliburton Co.
 5.00%, 11/15/45....................................        25       26,961
Kinder Morgan Energy Partners LP
 2.65%, 2/01/19.....................................         8        8,042
  3.95%, 9/01/22....................................        36       36,961
  4.15%, 3/01/22....................................        11       11,287
  6.85%, 2/15/20....................................         9       10,033
Marathon Petroleum Corp.
 5.125%, 3/01/21....................................        11       12,008
Noble Energy, Inc.
 3.90%, 11/15/24....................................        21       21,160
  8.25%, 3/01/19....................................        29       32,576
Phillips 66
 4.30%, 4/01/22.....................................        21       22,548
Plains All American Pipeline LP / PAA Finance Corp.
 3.60%, 11/01/24....................................        28       26,810
TransCanada PipeLines Ltd.
 6.35%, 5/15/67.....................................        28       23,310

                                    FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

                                              PRINCIPAL
                                               AMOUNT
                                                (000)   U.S. $ VALUE
--------------------------------------------------------------------
ENERGY (CONTINUED)
Valero Energy Corp.
 6.125%, 2/01/20.............................     $  17   $   18,763
Williams Partners LP
 3.90%, 1/15/25..............................         6        5,885
  4.125%, 11/15/20...........................        16       16,634
                                                          ----------
                                                             402,676
                                                          ----------
SERVICES -- 0.0%
eBay, Inc.
 3.80%, 3/09/22..............................         8        8,265
                                                          ----------
TECHNOLOGY -- 0.5%
Fidelity National Information Services, Inc.
 3.50%, 4/15/23..............................         5        5,064
  5.00%, 10/15/25............................         3        3,267
Hewlett Packard Enterprise Co.
 5.15%, 10/15/25.............................        25       25,720
HP Enterprise Services LLC
 7.45%, 10/15/29.............................         5        5,950
HP, Inc.
 3.75%, 12/01/20.............................         3        3,106
Intel Corp.
 4.80%, 10/01/41.............................        15       16,512
KLA-Tencor Corp.
 4.65%, 11/01/24.............................        22       23,290
Lam Research Corp.
 2.80%, 6/15/21..............................        10        9,946
Motorola Solutions, Inc.
 3.50%, 3/01/23..............................        12       11,828
Seagate HDD Cayman
 4.75%, 1/01/25..............................        12       11,432
Total System Services, Inc.
 2.375%, 6/01/18.............................        14       14,058
  3.75%, 6/01/23.............................         8        7,946
                                                          ----------
                                                             138,119
                                                          ----------
                                                           1,687,132
                                                          ----------
FINANCIAL INSTITUTIONS -- 3.6%

BANKING -- 2.5%
Bank of America Corp.
 3.875%, 8/01/25.............................        40       40,673
  4.20%, 8/26/24.............................        17       17,318
  5.00%, 5/13/21.............................        10       10,890
  Series G
  3.30%, 1/11/23.............................        38       38,127
  Series L
  5.65%, 5/01/18.............................        50       52,388
Capital One Financial Corp.
 4.75%, 7/15/21..............................        25       27,039
Compass Bank
 5.50%, 4/01/20..............................        35       36,676
Fifth Third Bancorp
 3.50%, 3/15/22..............................        12       12,297
Goldman Sachs Group, Inc. (The)
 2.35%, 11/15/21.............................         7        6,801
  3.85%, 7/08/24.............................        10       10,208
  5.75%, 1/24/22.............................        55       61,832
  Series D
  6.00%, 6/15/20.............................         7        7,763

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)   U.S. $ VALUE
---------------------------------------------------------------------
BANKING (CONTINUED)
  Series G
  7.50%, 2/15/19..............................     $  35     $ 38,800
HSBC Holdings PLC
 4.00%, 3/30/22...............................        30       31,030
  5.10%, 4/05/21..............................        20       21,614
JPMorgan Chase & Co.
 3.625%, 5/13/24..............................        32       32,550
  4.40%, 7/22/20..............................        20       21,244
  4.50%, 1/24/22..............................        20       21,569
Lloyds Bank PLC
 4.20%, 3/28/17...............................        30       30,206
Morgan Stanley
 4.75%, 3/22/17...............................        40       40,301
  Series G
  3.75%, 2/25/23..............................        20       20,543
  5.50%, 7/28/21..............................        38       42,109
Murray Street Investment Trust I
 4.647%, 3/09/17..............................         3        3,016
PNC Financial Services Group, Inc. (The)
 5.125%, 2/08/20..............................        15       16,229
State Street Corp.
 3.70%, 11/20/23..............................        15       15,616
                                                             --------
                                                              656,839
                                                             --------
INSURANCE -- 0.9%
American International Group, Inc.
 4.875%, 6/01/22..............................        45       49,175
Anthem, Inc.
 3.30%, 1/15/23...............................        11       10,981
Guardian Life Insurance Co. of America (The)
 7.375%, 9/30/39..............................        10       13,332
Hartford Financial Services Group, Inc. (The)
 5.125%, 4/15/22..............................        15       16,638
  6.10%, 10/01/41.............................        18       21,123
Lincoln National Corp.
 8.75%, 7/01/19...............................         3        3,452
Massachusetts Mutual Life Insurance Co.
 8.875%, 6/01/39..............................        10       15,012
MetLife, Inc.
 7.717%, 2/15/19..............................        22       24,610
Nationwide Mutual Insurance Co.
 9.375%, 8/15/39..............................        25       37,760
Prudential Financial, Inc.
 4.50%, 11/15/20..............................        19       20,359
XLIT Ltd.
 6.25%, 5/15/27...............................        19       22,448
                                                             --------
                                                              234,890
                                                             --------
REITS -- 0.2%
Host Hotels & Resorts LP
 Series D
 3.75%, 10/15/23..............................         3        2,945
Welltower, Inc.
 4.00%, 6/01/25...............................        35       35,770
                                                             --------
                                                               38,715
                                                             --------
                                                              930,444
                                                             --------

                                    FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

                                          PRINCIPAL
                                           AMOUNT
                                            (000)   U.S. $ VALUE
----------------------------------------------------------------
UTILITY -- 0.7%

ELECTRIC -- 0.4%
Berkshire Hathaway Energy Co.
 6.125%, 4/01/36.........................     $  25   $   31,222
Constellation Energy Group, Inc.
 5.15%, 12/01/20.........................         6        6,486
Exelon Corp.
 5.10%, 6/15/45..........................        10       10,630
Exelon Generation Co. LLC
 4.25%, 6/15/22..........................        13       13,456
Pacific Gas & Electric Co.
 4.50%, 12/15/41.........................        10       10,432
TECO Finance, Inc.
 5.15%, 3/15/20..........................        10       10,619
                                                      ----------
                                                          82,845
                                                      ----------
NATURAL GAS -- 0.3%
Engie SA
 1.625%, 10/10/17........................        11       11,002
NiSource Finance Corp.
 6.80%, 1/15/19..........................        30       32,747
Sempra Energy
 4.05%, 12/01/23.........................        35       36,555
                                                      ----------
                                                          80,304
                                                      ----------
                                                         163,149
                                                      ----------
Total Corporates -- Investment Grade.....              2,780,725
                                                      ----------

MORTGAGE PASS-THROUGHS -- 9.7%

AGENCY FIXED RATE 30-YEAR -- 8.7%
Federal Home Loan Mortgage Corp. Gold
 4.00%, 8/01/45..........................        40       42,029
  Series 2007
  5.50%, 7/01/35.........................         8        8,848
Federal National Mortgage Association
 3.00%, 2/01/45-8/01/45..................       113      112,854
  3.50%, 4/01/45-2/01/46.................       738      757,264
  4.00%, 9/01/43-11/01/46................       354      373,130
  4.50%, 1/25/47, TBA....................       510      548,549
  5.50%, 1/01/35.........................        14       15,728
  Series 2003
  5.50%, 4/01/33-7/01/33.................        29       32,150
  Series 2004
  5.50%, 4/01/34-11/01/34................        19       21,084
  Series AS6516
  4.00%, 1/01/46.........................        94       98,845
Government National Mortgage Association
 3.00%, 1/01/47, TBA.....................        65       65,814
  3.50%, 1/01/47, TBA....................       155      161,124
                                                      ----------
                                                       2,237,419
                                                      ----------

AGENCY FIXED RATE 15-YEAR -- 1.0%
Federal National Mortgage Association
 2.50%, 4/01/31-1/01/32..................       172      172,490
  3.50%, 11/01/25........................        90       94,183
                                                      ----------
                                                         266,673
                                                      ----------
Total Mortgage Pass-Throughs.............              2,504,092
                                                      ----------

                                                   PRINCIPAL
                                                    AMOUNT
                                                     (000)   U.S. $ VALUE
-------------------------------------------------------------------------
INFLATION-LINKED SECURITIES -- 2.2%

UNITED STATES -- 2.2%
U.S. Treasury Inflation Index
 0.125%, 4/15/18-4/15/19 (TIPS)...................    $  337     $352,245
  0.25%, 1/15/25 (TIPS)...........................       103      103,380
  0.375%, 7/15/25 (TIPS)..........................       117      118,609
                                                                 --------
Total Inflation-Linked Securities.................                574,234
                                                                 --------

AGENCIES -- 1.9%

AGENCY DEBENTURES -- 1.9%
Federal National Mortgage Association
 6.25%, 5/15/29...................................        70       92,786
  6.625%, 11/15/30................................       145      201,707
Residual Funding Corp. Principal Strip
 Zero Coupon, 7/15/20.............................       210      196,690
                                                                 --------
Total Agencies....................................                491,183
                                                                 --------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.9%

NON-AGENCY FIXED RATE CMBS -- 0.8%
Commercial Mortgage Trust
 Series 2013-CR6, Class A2
 2.122%, 3/10/46..................................        65       65,406
  Series 2015-PC1, Class A5
  3.902%, 7/10/50.................................        38       39,918
JP Morgan Chase Commercial Mortgage Securities
 Trust
 Series 2007-LDPX, Class A1A
 5.439%, 1/15/49..................................        15       15,008
UBS-Barclays Commercial Mortgage Trust
 Series 2012-C3, Class A4
 3.091%, 8/10/49..................................        17       17,278
  Series 2012-C4, Class A5
  2.85%, 12/10/45.................................        30       30,270
WF-RBS Commercial Mortgage Trust
 Series 2013-C14, Class A5
 3.337%, 6/15/46..................................        33       33,641
                                                                 --------
                                                                  201,521
                                                                 --------
AGENCY CMBS -- 0.1%
Federal Home Loan Mortgage Corp. Multifamily
 Structured Pass Through Certificates
 Series K010, Class A1
 3.32%, 7/25/20...................................        28       28,369
                                                                 --------
Total Commercial Mortgage-Backed Securities.......                229,890
                                                                 --------

ASSET-BACKED SECURITIES -- 0.2%

AUTOS - FLOATING RATE -- 0.1%
Wells Fargo Dealer Floorplan Master Note Trust
 Series 2014-1, Class A
 1.119%, 7/20/19/(e)/.............................        32       32,003
                                                                 --------
HOME EQUITY LOANS - FIXED RATE -- 0.1%
Credit-Based Asset Servicing & Securitization LLC
 Series 2003-CB1, Class AF
 3.95%, 1/25/33...................................        13       13,207
                                                                 --------

                                    FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2016

                                           PRINCIPAL
                                            AMOUNT
                                             (000)   U.S. $ VALUE
-----------------------------------------------------------------
HOME EQUITY LOANS - FLOATING RATE -- 0.0%
Asset Backed Funding Certificates Trust
 Series 2003-WF1, Class A2
 1.881%, 12/25/32/(e)/....................     $   9   $    8,284
                                                       ----------
Total Asset-Backed Securities.............                 53,494
                                                       ----------

CORPORATES - NON-INVESTMENT GRADE -- 0.2%/(B)/

INDUSTRIAL -- 0.2%

ENERGY -- 0.2%
Cenovus Energy, Inc.
 3.00%, 8/15/22...........................         5        4,834
  5.70%, 10/15/19.........................         9        9,628
Diamond Offshore Drilling, Inc.
 4.875%, 11/01/43.........................        11        7,813
ONEOK, Inc.
 4.25%, 2/01/22...........................        20       20,100
                                                       ----------
Total Corporates - Non-Investment Grade...                 42,375
                                                       ----------

LOCAL GOVERNMENTS - MUNICIPAL BONDS -- 0.1%

UNITED STATES -- 0.1%
State of California
 Series 2010
 7.625%, 3/01/40..........................        25       36,988
                                                       ----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%

NON-AGENCY FIXED RATE -- 0.1%
JP Morgan Alternative Loan Trust
 Series 2006-A3, Class 2A1
 3.235%, 7/25/36..........................        35       28,990
                                                       ----------

GOVERNMENTS - SOVEREIGN AGENCIES -- 0.1%

COLOMBIA -- 0.0%
Ecopetrol SA
 5.875%, 5/28/45..........................         9        7,776
                                                       ----------
GERMANY -- 0.1%
Landwirtschaftliche Rentenbank
 5.125%, 2/01/17..........................        20       20,058
                                                       ----------
Total Governments - Sovereign Agencies....                 27,834
                                                       ----------

QUASI-SOVEREIGNS -- 0.1%

MEXICO -- 0.1%
Petroleos Mexicanos
 5.375%, 3/13/22..........................        12       12,287
                                                       ----------

GOVERNMENTS - SOVEREIGN BONDS -- 0.0%

MEXICO -- 0.0%
Mexico Government International Bond
 Series G
 5.95%, 3/19/19...........................         6        6,483
                                                       ----------
Total Long-Term Debt Securities
 (cost $9,553,701)........................              9,665,565
                                                       ----------

                                         PRINCIPAL
                                          AMOUNT
                                           (000)   U.S. $ VALUE
----------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.6%

AGENCY DISCOUNT NOTE -- 4.6%
Federal Home Loan Bank
 Zero Coupon, 2/03/17-3/17/17
 (cost $1,185,191)......................  $  1,186  $ 1,185,191
                                                    -----------

TOTAL INVESTMENTS -- 102.1%
  (cost $24,411,351)....................             26,386,870
Other assets less liabilities -- (2.1)%.               (551,511)
                                                    -----------

NET ASSETS -- 100.0%....................            $25,835,359
                                                    ===========

-----------
(a)Non-income producing security.
(b)Classification of investment grade and non-investment grade is unaudited.
(c)Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)Variable rate coupon, rate shown as of December 31, 2016.
(e)Floating Rate Security. Stated interest rate was in effect at December 31, 2016.

Glossary:
CMBS -- Commercial Mortgage-Backed Securities
REG -- Registered Shares
REIT -- Real Estate Investment Trust
TBA -- To Be Announced
TIPS -- Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

                                    FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2016

% OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
----------------------- -----------------------
        72.9%           United States
         6.2%           Japan
         4.4%           United Kingdom
         2.0%           Canada
         1.9%           France
         1.8%           Australia
         1.7%           Germany
         1.3%           Sweden
         1.1%           Switzerland
         1.1%           Netherlands
         1.1%           Hong Kong
         0.9%           Spain
         0.7%           Austria
         0.6%           Norway
         2.3%           Other
         ----
        100.0%
        ======
-----------
* All data are as of December 31, 2016. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time. "Other" country weightings represent 0.5% or less in the following countries:
  Belgium, Brazil, Colombia, Denmark, Finland, Ireland, Israel, Italy, Mexico, New Zealand, Portugal and Singapore.

The accompanying notes are an integral part of these financial statements.

                                    FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $47,950,925)......... $75,095,043
Cash.........................................................     174,324
Interest and dividends receivable............................      65,031
Receivable for investment securities sold....................     413,101
Fees receivable from Contractowners..........................       9,252
                                                              -----------
   Total assets..............................................  75,756,751
                                                              -----------

LIABILITIES:
Payable for investments securities purchased.................      15,096
Due to AXA Equitable's General Account.......................     351,782
Accrued custody and bank fees................................       5,461
Administrative fees payable..................................         383
Asset management fee payable.................................      20,152
Accrued expenses.............................................      66,129
Variation margin due to broker...............................         730
                                                              -----------
   Total liabilities.........................................     459,733
                                                              -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION. $75,297,018
                                                              ===========
Amount retained by AXA Equitable in Separate Account No. 4... $   822,032
Net assets attributable to contractowners....................  40,303,638
Net assets allocated to contracts in payout period...........  34,171,348
                                                              -----------
NET ASSETS................................................... $75,297,018
                                                              ===========

                UNITS OUTSTANDING UNIT VALUES
                ----------------- -----------
Institutional..       2,021       $18,363.95
RIA............       1,803         1,695.51
MRP............      51,436           655.99
EPP............         801         1,759.26

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME (NOTE 2):
  Dividends........................................................................ $ 1,304,967
                                                                                    -----------
   Total investment income.........................................................   1,304,967
                                                                                    -----------

EXPENSES (NOTE 6):
  Investment management fees.......................................................    (106,526)
  Custody and bank fees............................................................     (19,692)
  Other operating expenses.........................................................     (66,777)
                                                                                    -----------
   Total expenses..................................................................    (192,995)
                                                                                    -----------

NET INVESTMENT INCOME (LOSS).......................................................   1,111,972
                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 2):
  Net realized gain (loss) from investments........................................   7,865,974
  Net realized gain (loss) on futures contracts....................................     100,955
  Change in unrealized appreciation (depreciation) of investments..................  (3,798,152)
  Change in unrealized appreciation (depreciation) on futures contracts............         (47)
                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS.......   4,168,730
                                                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO OPERATIONS................... $ 5,280,702
                                                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED        YEAR ENDED
                                                                                       DECEMBER 31, 2016 DECEMBER 31, 2015
                                                                                       ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net Investment Income (Loss).........................................................    $ 1,111,972      $  1,238,598
 Net realized gain (loss) on investments and futures contracts........................      7,966,929        11,196,114
 Net change in unrealized appreciation (depreciation) of investments and futures
   contracts..........................................................................     (3,798,199)       (7,474,643)
                                                                                          -----------      ------------
   Net increase (decrease) in assets attributable to operations.......................      5,280,702         4,960,069
                                                                                          -----------      ------------

FROM CONTRACTOWNERS TRANSACTIONS:
 Contributions........................................................................      1,928,231         3,591,850
 Withdrawals..........................................................................     (9,533,165)      (12,757,209)
 Asset management fees (Note 6).......................................................        (59,223)          (63,578)
 Administrative fees (Note 6).........................................................       (291,388)         (342,602)
                                                                                          -----------      ------------
   Net increase (decrease) in net assets attributable to contractowners transactions..     (7,955,545)       (9,571,539)
                                                                                          -----------      ------------
   Net increase (decrease) in net assets attributable to AXA Equitable's
    transactions*.....................................................................     (4,498,633)       (4,498,097)
                                                                                          -----------      ------------
INCREASE (DECREASE) IN NET ASSETS.....................................................     (7,173,476)       (9,109,567)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD...     82,470,494        91,580,061
                                                                                          -----------      ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.........    $75,297,018      $ 82,470,494
                                                                                          ===========      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Excludes $5,192,000 of surplus transfers from contractowners to AXA Equitable retention account in 2015.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2016

COMPANY                                                SHARES U.S. $ VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 99.7%

INFORMATION TECHNOLOGY -- 31.3%

COMMUNICATIONS EQUIPMENT -- 0.3%
Arista Networks, Inc./(a)/............................    290   $   28,063
ARRIS International PLC/(a)/..........................    300        9,039
CommScope Holding Co., Inc./(a)/......................    886       32,959
F5 Networks, Inc./(a)/................................    470       68,018
Motorola Solutions, Inc...............................    150       12,434
Palo Alto Networks, Inc./(a)/.........................    630       78,782
                                                                ----------
                                                                   229,295
                                                                ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.5%
Amphenol Corp. -- Class A.............................  2,120      142,464
CDW Corp./DE..........................................  1,111       57,872
Cognex Corp...........................................    570       36,264
IPG Photonics Corp./(a)/..............................    210       20,729
National Instruments Corp.............................    570       17,567
Trimble, Inc./(a)/....................................  1,370       41,306
VeriFone Systems, Inc./(a)/...........................    730       12,943
Zebra Technologies Corp. -- Class A/(a)/..............    290       24,870
                                                                ----------
                                                                   354,015
                                                                ----------
INTERNET SOFTWARE & SERVICES -- 7.6%
Akamai Technologies, Inc./(a)/........................  1,090       72,681
Alphabet, Inc. -- Class A/(a)/........................  2,120    1,679,994
Alphabet, Inc. -- Class C/(a)/........................  2,151    1,660,185
CommerceHub, Inc. -- Series A/(a)/....................     14          210
CommerceHub, Inc. -- Series C/(a)/....................     29          436
CoStar Group, Inc./(a)/...............................    230       43,353
eBay, Inc./(a)/.......................................  7,590      225,347
Facebook, Inc. -- Class A/(a)/........................ 16,000    1,840,800
GoDaddy, Inc. -- Class A/(a)/.........................    320       11,184
IAC/InterActiveCorp...................................    390       25,268
Match Group, Inc./(a)/................................    200        3,420
Nutanix, Inc. -- Class A/(a)/.........................     34          903
Pandora Media, Inc./(a)/..............................  1,344       17,526
Twilio, Inc. -- Class A/(a)/..........................    100        2,885
Twitter, Inc./(a)/....................................  3,983       64,923
VeriSign, Inc./(a)/...................................    670       50,967
Yelp, Inc./(a)/.......................................    350       13,345
Zillow Group, Inc. -- Class A/(a)/....................    250        9,113
Zillow Group, Inc. -- Class C/(a)/....................    500       18,235
                                                                ----------
                                                                 5,740,775
                                                                ----------
IT SERVICES -- 6.9%
Accenture PLC -- Class A..............................  4,470      523,571
Alliance Data Systems Corp............................    410       93,685
Automatic Data Processing, Inc........................  3,270      336,091
Black Knight Financial Services, Inc. -- Class A/(a)/.    140        5,292
Booz Allen Hamilton Holding Corp......................    760       27,413
Broadridge Financial Solutions, Inc...................    840       55,692
Cognizant Technology Solutions Corp. -- Class A/(a)/..  4,260      238,688
CoreLogic, Inc./United States/(a)/....................    350       12,891
CSRA, Inc.............................................  1,140       36,298
DST Systems, Inc......................................    230       24,645
Euronet Worldwide, Inc./(a)/..........................    350       25,350
Fidelity National Information Services, Inc...........  1,300       98,332
First Data Corp. -- Class A...........................  2,177       30,892
Fiserv, Inc./(a)/.....................................  1,590      168,985
FleetCor Technologies, Inc./(a)/......................    644       91,139
Gartner, Inc./(a)/....................................    560       56,599

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Genpact Ltd./(a)/........................  1,060   $   25,800
Global Payments, Inc.....................  1,090       75,657
International Business Machines Corp.....  4,295      712,927
Jack Henry & Associates, Inc.............    550       48,829
Leidos Holdings, Inc.....................    463       23,678
Mastercard, Inc. -- Class A..............  6,850      707,262
Paychex, Inc.............................  2,280      138,806
PayPal Holdings, Inc./(a)/...............  8,040      317,339
Sabre Corp...............................  1,430       35,678
Square, Inc. -- Class A/(a)/.............    318        4,334
Teradata Corp./(a)/......................    920       24,996
Total System Services, Inc...............  1,160       56,875
Vantiv, Inc. -- Class A/(a)/.............  1,090       64,986
Visa, Inc. -- Class A.................... 13,590    1,060,292
Western Union Co. (The) -- Class W.......  3,500       76,020
WEX, Inc./(a)/...........................    270       30,132
                                                   ----------
                                                    5,229,174
                                                   ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.1%
Applied Materials, Inc...................  5,510      177,808
Broadcom Ltd.............................  2,707      478,516
Cree, Inc./(a)/..........................    250        6,598
Intel Corp...............................  3,030      109,898
KLA-Tencor Corp..........................  1,120       88,122
Lam Research Corp........................    920       97,272
Linear Technology Corp...................    750       46,762
Maxim Integrated Products, Inc...........  2,010       77,526
Microchip Technology, Inc................  1,485       95,282
NVIDIA Corp..............................  3,600      384,264
ON Semiconductor Corp./(a)/..............    270        3,445
Qorvo, Inc./(a)/.........................     80        4,218
QUALCOMM, Inc............................  2,170      141,484
Skyworks Solutions, Inc..................  1,240       92,578
Texas Instruments, Inc...................  7,140      521,006
Versum Materials, Inc./(a)/..............    600       16,842
Xilinx, Inc..............................    570       34,411
                                                   ----------
                                                    2,376,032
                                                   ----------
SOFTWARE -- 7.3%
Activision Blizzard, Inc.................  3,950      142,634
Adobe Systems, Inc./(a)/.................  3,450      355,177
ANSYS, Inc./(a)/.........................    150       13,874
Atlassian Corp. PLC -- Class A/(a)/......    180        4,334
Autodesk, Inc./(a)/......................  1,230       91,032
Cadence Design Systems, Inc./(a)/........  2,110       53,214
CDK Global, Inc..........................  1,100       65,659
Citrix Systems, Inc./(a)/................  1,110       99,134
Dell Technologies, Inc. -- Class V/(a)/..    156        8,575
Electronic Arts, Inc./(a)/...............  2,080      163,821
FireEye, Inc./(a)/.......................    227        2,701
Fortinet, Inc./(a)/......................  1,010       30,421
Guidewire Software, Inc./(a)/............    500       24,665
Intuit, Inc..............................  1,740      199,421
Manhattan Associates, Inc./(a)/..........    500       26,515
Microsoft Corp./(b)/..................... 54,030    3,357,424
Nuance Communications, Inc./(a)/.........  1,190       17,731
Oracle Corp..............................  2,055       79,015
PTC, Inc./(a)/...........................    310       14,344
Red Hat, Inc./(a)/.......................  1,250       87,125
salesforce.com, Inc./(a)/................  4,560      312,178

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
ServiceNow, Inc./(a)/........................  1,117  $    83,038
Splunk, Inc./(a)/............................    910       46,547
SS&C Technologies Holdings, Inc..............  1,090       31,174
Symantec Corp................................    620       14,812
Synopsys, Inc./(a)/..........................    100        5,886
Tableau Software, Inc. -- Class A/(a)/.......    380       16,017
Tyler Technologies, Inc./(a)/................    250       35,693
Ultimate Software Group, Inc. (The)/(a)/.....    200       36,470
VMware, Inc. -- Class A/(a)/.................    170       13,384
Workday, Inc. -- Class A/(a)/................    810       53,533
                                                      -----------
                                                        5,485,548
                                                      -----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 5.6%
Apple, Inc................................... 35,850    4,152,147
NCR Corp./(a)/...............................    870       35,287
                                                      -----------
                                                        4,187,434
                                                      -----------
Total Information Technology.................          23,602,273
                                                      -----------

CONSUMER DISCRETIONARY -- 20.8%

AUTO COMPONENTS -- 0.3%
Adient PLC/(a)/..............................    129        7,559
BorgWarner, Inc..............................    180        7,099
Delphi Automotive PLC........................  1,930      129,986
Gentex Corp..................................  1,290       25,400
Lear Corp....................................    450       59,567
Visteon Corp.................................    250       20,085
                                                      -----------
                                                          249,696
                                                      -----------
AUTOMOBILES -- 0.4%
Harley-Davidson, Inc.........................  1,240       72,342
Tesla Motors, Inc./(a)/......................    847      180,995
Thor Industries, Inc.........................    350       35,018
                                                      -----------
                                                          288,355
                                                      -----------
DISTRIBUTORS -- 0.2%
Genuine Parts Co.............................    980       93,629
LKQ Corp./(a)/...............................  2,130       65,285
Pool Corp....................................    300       31,302
                                                      -----------
                                                          190,216
                                                      -----------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
Service Corp. International/US...............  1,290       36,636
ServiceMaster Global Holdings, Inc./(a)/.....    961       36,201
                                                      -----------
                                                           72,837
                                                      -----------
HOTELS, RESTAURANTS & LEISURE -- 3.2%
Aramark......................................    694       24,790
Brinker International, Inc...................    320       15,850
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    220       83,010
Choice Hotels International, Inc.............    150        8,407
Darden Restaurants, Inc......................    820       59,630
Domino's Pizza, Inc..........................    370       58,919
Dunkin' Brands Group, Inc....................    646       33,876
Extended Stay America, Inc...................     50          808
Hilton Worldwide Holdings, Inc...............  3,274       89,053
Hyatt Hotels Corp. -- Class A/(a)/...........     20        1,105
Las Vegas Sands Corp.........................  2,580      137,798
Marriott International, Inc./MD -- Class A...  1,738      143,698
McDonald's Corp..............................  5,918      720,339
MGM Resorts International/(a)/...............    300        8,649

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Norwegian Cruise Line Holdings Ltd./(a)/............     90   $    3,828
Panera Bread Co. -- Class A/(a)/....................    170       34,865
Six Flags Entertainment Corp........................    500       29,980
Starbucks Corp...................................... 10,170      564,638
Vail Resorts, Inc...................................    270       43,554
Wendy's Co. (The)...................................    850       11,492
Wyndham Worldwide Corp..............................    770       58,805
Wynn Resorts Ltd....................................    520       44,985
Yum China Holdings, Inc./(a)/.......................  2,430       63,472
Yum! Brands, Inc....................................  2,480      157,058
                                                              ----------
                                                               2,398,609
                                                              ----------
HOUSEHOLD DURABLES -- 0.7%
CalAtlantic Group, Inc..............................     50        1,700
DR Horton, Inc......................................  1,270       34,709
Harman International Industries, Inc................    220       24,455
Leggett & Platt, Inc................................    920       44,970
Lennar Corp. -- Class A.............................    670       28,763
Lennar Corp. -- Class B.............................     20          690
Mohawk Industries, Inc./(a)/........................    340       67,891
Newell Brands, Inc..................................  3,307      147,658
NVR, Inc./(a)/......................................     50       83,450
PulteGroup, Inc.....................................    720       13,234
Tempur Sealy International, Inc./(a)/...............    370       25,264
Toll Brothers, Inc./(a)/............................    500       15,500
Tupperware Brands Corp..............................    350       18,417
Whirlpool Corp......................................     50        9,088
                                                              ----------
                                                                 515,789
                                                              ----------
INTERNET & DIRECT MARKETING RETAIL -- 4.2%
Amazon.com, Inc./(a)/...............................  2,810    2,107,135
Expedia, Inc........................................    851       96,401
Groupon, Inc./(a)/..................................  2,590        8,599
Liberty Expedia Holdings, Inc./(a)/.................     58        2,301
Liberty Interactive Corp. QVC Group -- Class A/(a)/.  1,770       35,364
Liberty Ventures -- Class A/(a)/....................     87        3,208
Netflix, Inc./(a)/..................................  2,923      361,867
Priceline Group, Inc. (The)/(a)/....................    373      546,840
TripAdvisor, Inc./(a)/..............................    810       37,560
                                                              ----------
                                                               3,199,275
                                                              ----------
LEISURE PRODUCTS -- 0.3%
Brunswick Corp./DE..................................    520       28,361
Hasbro, Inc.........................................    790       61,454
Mattel, Inc.........................................  2,380       65,569
Polaris Industries, Inc.............................    420       34,604
Vista Outdoor, Inc./(a)/............................     50        1,845
                                                              ----------
                                                                 191,833
                                                              ----------
MEDIA -- 5.5%
AMC Networks, Inc. -- Class A/(a)/..................    400       20,936
Cable One, Inc......................................     50       31,087
CBS Corp. -- Class B................................  2,680      170,502
Charter Communications, Inc. -- Class A/(a)/........  1,457      419,499
Cinemark Holdings, Inc..............................    750       28,770
Clear Channel Outdoor Holdings, Inc. -- Class A.....    100          505
Comcast Corp. -- Class A............................ 15,870    1,095,823
Discovery Communications, Inc. -- Class A/(a)/......    970       26,588
Discovery Communications, Inc. -- Class C/(a)/......  1,440       38,563
DISH Network Corp. -- Class A/(a)/..................  1,190       68,937
Interpublic Group of Cos., Inc. (The)...............  2,850       66,718

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                          SHARES U.S. $ VALUE
--------------------------------------------------------------------
MEDIA (CONTINUED)
Lions Gate Entertainment Corp. -- Class A/(a)/..    195   $    5,246
Lions Gate Entertainment Corp. -- Class B/(a)/..    602       14,773
Live Nation Entertainment, Inc./(a)/............    520       13,832
Madison Square Garden Co. (The) -- Class A/(a)/.     16        2,744
Omnicom Group, Inc..............................  1,690      143,836
Regal Entertainment Group -- Class A............    150        3,090
Scripps Networks Interactive, Inc. -- Class A...    570       40,681
Sirius XM Holdings, Inc......................... 12,650       56,292
Time Warner, Inc................................  3,700      357,161
Tribune Media Co. -- Class A....................     20          700
Twenty-First Century Fox, Inc. -- Class A.......  5,960      167,118
Twenty-First Century Fox, Inc. -- Class B.......  2,680       73,030
Viacom, Inc. -- Class A.........................     50        1,925
Viacom, Inc. -- Class B.........................  2,155       75,640
Walt Disney Co. (The)........................... 11,580    1,206,868
                                                          ----------
                                                           4,130,864
                                                          ----------
MULTILINE RETAIL -- 0.5%
Dollar General Corp.............................  1,990      147,399
Dollar Tree, Inc./(a)/..........................  1,576      121,636
Nordstrom, Inc..................................    860       41,220
Target Corp.....................................    458       33,081
                                                          ----------
                                                             343,336
                                                          ----------
SPECIALTY RETAIL -- 4.2%
Advance Auto Parts, Inc.........................    520       87,942
AutoNation, Inc./(a)/...........................    160        7,784
AutoZone, Inc./(a)/.............................    220      173,754
Bed Bath & Beyond, Inc..........................    110        4,470
Burlington Stores, Inc./(a)/....................    270       22,883
Cabela's, Inc./(a)/.............................     30        1,757
CarMax, Inc./(a)/...............................  1,370       88,214
Dick's Sporting Goods, Inc......................    460       24,426
Foot Locker, Inc................................    860       60,965
Gap, Inc. (The).................................     90        2,020
Home Depot, Inc. (The)..........................  8,860    1,187,949
L Brands, Inc...................................    310       20,410
Lowe's Cos., Inc................................  6,358      452,181
Michaels Cos., Inc. (The)/(a)/..................    494       10,102
Murphy USA, Inc./(a)/...........................    140        8,606
O'Reilly Automotive, Inc./(a)/..................    680      189,319
Ross Stores, Inc................................  2,770      181,712
Sally Beauty Holdings, Inc./(a)/................  1,040       27,477
Signet Jewelers Ltd.............................    420       39,589
TJX Cos., Inc. (The)............................  4,720      354,614
Tractor Supply Co...............................    950       72,019
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.....    420      107,075
Urban Outfitters, Inc./(a)/.....................    480       13,670
Williams-Sonoma, Inc............................    580       28,066
                                                          ----------
                                                           3,167,004
                                                          ----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.2%
Carter's, Inc...................................    350       30,237
Coach, Inc......................................    350       12,257
Hanesbrands, Inc................................  2,680       57,808
Kate Spade & Co./(a)/...........................    890       16,616
Lululemon Athletica, Inc./(a)/..................    670       43,543
Michael Kors Holdings Ltd./(a)/.................  1,140       48,997
NIKE, Inc. -- Class B...........................  9,430      479,327
Ralph Lauren Corp...............................     20        1,806

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
Skechers U.S.A., Inc. -- Class A/(a)/........    920  $    22,614
Under Armour, Inc. -- Class A/(a)/...........  1,290       37,474
Under Armour, Inc. -- Class C/(a)/...........  1,299       32,696
VF Corp......................................  2,380      126,973
                                                      -----------
                                                          910,348
                                                      -----------
Total Consumer Discretionary.................          15,658,162
                                                      -----------

HEALTH CARE -- 16.0%

BIOTECHNOLOGY -- 5.7%
AbbVie, Inc.................................. 11,499      720,067
ACADIA Pharmaceuticals, Inc./(a)/............    670       19,323
Agios Pharmaceuticals, Inc./(a)/.............    200        8,346
Alexion Pharmaceuticals, Inc./(a)/...........  1,560      190,866
Alkermes PLC/(a)/............................  1,020       56,692
Alnylam Pharmaceuticals, Inc./(a)/...........    450       16,848
Amgen, Inc...................................  5,380      786,610
Biogen, Inc./(a)/............................  1,589      450,609
BioMarin Pharmaceutical, Inc./(a)/...........  1,220      101,065
Celgene Corp./(a)/...........................  5,456      631,532
Gilead Sciences, Inc.........................  9,447      676,500
Incyte Corp./(a)/............................  1,170      117,316
Intercept Pharmaceuticals, Inc./(a)/.........    130       14,124
Intrexon Corp./(a)/..........................    370        8,991
Ionis Pharmaceuticals, Inc./(a)/.............    840       40,177
Juno Therapeutics, Inc./(a)/.................    377        7,106
Neurocrine Biosciences, Inc./(a)/............    600       23,220
OPKO Health, Inc./(a)/.......................  2,080       19,344
Regeneron Pharmaceuticals, Inc./(a)/.........    570      209,241
Seattle Genetics, Inc./(a)/..................    670       35,356
United Therapeutics Corp./(a)/...............    100       14,343
Vertex Pharmaceuticals, Inc./(a)/............  1,760      129,659
                                                      -----------
                                                        4,277,335
                                                      -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.6%
ABIOMED, Inc./(a)/...........................    270       30,424
Alere, Inc./(a)/.............................    100        3,897
Align Technology, Inc./(a)/..................    520       49,988
Baxter International, Inc....................    370       16,406
Becton Dickinson and Co......................  1,510      249,980
Boston Scientific Corp./(a)/.................  9,570      206,999
Cooper Cos., Inc. (The)......................    270       47,231
CR Bard, Inc.................................    520      116,823
Danaher Corp.................................  1,150       89,516
DexCom, Inc./(a)/............................    570       34,029
Edwards Lifesciences Corp./(a)/..............  1,520      142,424
Hill-Rom Holdings, Inc.......................    420       23,579
Hologic, Inc./(a)/...........................  1,940       77,833
IDEXX Laboratories, Inc./(a)/................    620       72,707
Intuitive Surgical, Inc./(a)/................    270      171,226
ResMed, Inc..................................    970       60,188
St Jude Medical, Inc.........................  1,360      109,058
Stryker Corp.................................  2,400      287,544
Teleflex, Inc................................     50        8,057
Varian Medical Systems, Inc./(a)/............    670       60,153
West Pharmaceutical Services, Inc............    520       44,112
Zimmer Biomet Holdings, Inc..................    690       71,208
                                                      -----------
                                                        1,973,382
                                                      -----------

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 3.7%
Acadia Healthcare Co., Inc./(a)/....................    150  $     4,965
Aetna, Inc..........................................    820      101,688
AmerisourceBergen Corp. -- Class A..................  1,170       91,482
Anthem, Inc.........................................    520       74,760
Cardinal Health, Inc................................  2,110      151,857
Centene Corp./(a)/..................................    852       48,147
Cigna Corp..........................................    620       82,702
DaVita, Inc./(a)/...................................    450       28,890
Envision Healthcare Corp./(a)/......................    585       37,025
Express Scripts Holding Co./(a)/....................  3,940      271,033
HCA Holdings, Inc./(a)/.............................  1,440      106,589
Henry Schein, Inc./(a)/.............................    600       91,026
Humana, Inc.........................................  1,020      208,111
Laboratory Corp. of America Holdings/(a)/...........    340       43,649
McKesson Corp.......................................  1,610      226,124
MEDNAX, Inc./(a)/...................................    450       29,997
Patterson Cos., Inc.................................    570       23,387
Premier, Inc. -- Class A/(a)/.......................     89        2,702
Tenet Healthcare Corp./(a)/.........................    562        8,340
UnitedHealth Group, Inc.............................  6,720    1,075,469
Universal Health Services, Inc. -- Class B..........    150       15,957
VCA, Inc./(a)/......................................    550       37,757
WellCare Health Plans, Inc./(a)/....................    300       41,124
                                                             -----------
                                                               2,802,781
                                                             -----------
HEALTH CARE TECHNOLOGY -- 0.2%
athenahealth, Inc./(a)/.............................    270       28,396
Cerner Corp./(a)/...................................  2,080       98,529
Inovalon Holdings, Inc. -- Class A/(a)/.............    414        4,264
Veeva Systems, Inc. -- Class A/(a)/.................    658       26,781
                                                             -----------
                                                                 157,970
                                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 0.9%
Agilent Technologies, Inc...........................    600       27,336
Bio-Techne Corp.....................................    250       25,707
Bruker Corp.........................................    720       15,250
Charles River Laboratories International, Inc./(a)/.    320       24,381
Illumina, Inc./(a)/.................................  1,040      133,162
Mettler-Toledo International, Inc./(a)/.............    200       83,712
Patheon NV/(a)/.....................................    130        3,732
PerkinElmer, Inc....................................    150        7,822
Quintiles IMS Holdings, Inc./(a)/...................    781       59,395
Thermo Fisher Scientific, Inc.......................  1,290      182,019
VWR Corp./(a)/......................................      5          125
Waters Corp./(a)/...................................    540       72,571
                                                             -----------
                                                                 635,212
                                                             -----------
PHARMACEUTICALS -- 2.9%
Akorn, Inc./(a)/....................................    570       12,443
Allergan PLC/(a)/...................................  1,407      295,484
Bristol-Myers Squibb Co............................. 11,910      696,021
Eli Lilly & Co......................................  6,920      508,966
Johnson & Johnson...................................  3,400      391,714
Mylan NV/(a)/.......................................  1,017       38,799
Pfizer, Inc.........................................  3,000       97,440
Zoetis, Inc.........................................  3,210      171,831
                                                             -----------
                                                               2,212,698
                                                             -----------
Total Health Care...................................          12,059,378
                                                             -----------

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
INDUSTRIALS -- 11.0%

AEROSPACE & DEFENSE -- 2.7%
B/E Aerospace, Inc...........................    720   $   43,337
Boeing Co. (The).............................  4,243      660,550
General Dynamics Corp........................    720      124,315
HEICO Corp...................................    120        9,258
HEICO Corp. -- Class A.......................    250       16,975
Hexcel Corp..................................    650       33,436
Huntington Ingalls Industries, Inc...........    270       49,732
Lockheed Martin Corp.........................  1,840      459,890
Northrop Grumman Corp........................  1,190      276,770
Raytheon Co..................................    820      116,440
Rockwell Collins, Inc........................    920       85,339
Spirit AeroSystems Holdings, Inc. -- Class A.    420       24,507
Textron, Inc.................................    570       27,679
TransDigm Group, Inc.........................    370       92,115
                                                       ----------
                                                        2,020,343
                                                       ----------
AIR FREIGHT & LOGISTICS -- 1.3%
CH Robinson Worldwide, Inc...................  1,020       74,725
Expeditors International of Washington, Inc..    890       47,134
FedEx Corp...................................  1,780      331,436
United Parcel Service, Inc. -- Class B.......  4,910      562,883
                                                       ----------
                                                        1,016,178
                                                       ----------
AIRLINES -- 0.7%
Alaska Air Group, Inc........................    690       61,224
Delta Air Lines, Inc.........................  4,240      208,565
JetBlue Airways Corp./(a)/...................    150        3,363
Southwest Airlines Co........................  4,520      225,277
                                                       ----------
                                                          498,429
                                                       ----------
BUILDING PRODUCTS -- 0.4%
Allegion PLC.................................    670       42,880
AO Smith Corp................................  1,020       48,297
Fortune Brands Home & Security, Inc..........  1,070       57,202
Johnson Controls International PLC...........  1,361       56,060
Lennox International, Inc....................    270       41,356
Masco Corp...................................  1,510       47,746
                                                       ----------
                                                          293,541
                                                       ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.6%
Cintas Corp..................................    650       75,114
Clean Harbors, Inc./(a)/.....................     20        1,113
Copart, Inc./(a)/............................    670       37,125
Covanta Holding Corp.........................    820       12,792
KAR Auction Services, Inc....................    970       41,341
LSC Communications, Inc......................    101        2,998
Pitney Bowes, Inc............................  1,340       20,355
Rollins, Inc.................................    670       22,632
RR Donnelley & Sons Co.......................    320        5,222
Stericycle, Inc./(a)/........................    550       42,372
Waste Management, Inc........................  2,600      184,366
                                                       ----------
                                                          445,430
                                                       ----------
CONSTRUCTION & ENGINEERING -- 0.0%
Quanta Services, Inc./(a)/...................    230        8,015
Valmont Industries, Inc......................    120       16,908
                                                       ----------
                                                           24,923
                                                       ----------

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                 SHARES U.S. $ VALUE
-----------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
Acuity Brands, Inc.....................    320   $   73,875
AMETEK, Inc............................    290       14,094
BWX Technologies, Inc..................    650       25,805
Emerson Electric Co....................    720       40,140
Hubbell, Inc...........................    250       29,175
Rockwell Automation, Inc...............    750      100,800
                                                 ----------
                                                    283,889
                                                 ----------
INDUSTRIAL CONGLOMERATES -- 2.5%
3M Co..................................  4,228      754,994
Carlisle Cos., Inc.....................    120       13,235
General Electric Co.................... 12,720      401,952
Honeywell International, Inc...........  5,410      626,748
Roper Technologies, Inc................    370       67,740
                                                 ----------
                                                  1,864,669
                                                 ----------
MACHINERY -- 1.2%
Deere & Co.............................    540       55,642
Donaldson Co., Inc.....................    820       34,506
Flowserve Corp.........................    550       26,427
Fortive Corp...........................    560       30,033
Graco, Inc.............................    400       33,236
IDEX Corp..............................    500       45,030
Illinois Tool Works, Inc...............  2,110      258,391
Ingersoll-Rand PLC.....................    920       69,037
Lincoln Electric Holdings, Inc.........    270       20,701
Manitowoc Foodservice, Inc./(a)/.......    370        7,152
Middleby Corp. (The)/(a)/..............    420       54,100
Nordson Corp...........................    420       47,061
PACCAR, Inc............................    200       12,780
Snap-on, Inc...........................    300       51,381
Stanley Black & Decker, Inc............    120       13,763
Toro Co. (The).........................    740       41,403
WABCO Holdings, Inc./(a)/..............    370       39,275
Wabtec Corp./DE........................    620       51,472
Xylem, Inc.............................    650       32,188
                                                 ----------
                                                    923,578
                                                 ----------
PROFESSIONAL SERVICES -- 0.4%
Dun & Bradstreet Corp. (The)...........    100       12,132
Equifax, Inc...........................    840       99,313
Nielsen Holdings PLC...................  1,963       82,348
Robert Half International, Inc.........    890       43,414
TransUnion/(a)/........................    360       11,135
Verisk Analytics, Inc. -- Class A/(a)/.  1,097       89,044
                                                 ----------
                                                    337,386
                                                 ----------
ROAD & RAIL -- 0.3%
AMERCO.................................     50       18,480
Avis Budget Group, Inc./(a)/...........    520       19,074
Hertz Global Holdings, Inc./(a)/.......     90        1,940
JB Hunt Transport Services, Inc........    620       60,183
Landstar System, Inc...................    300       25,590
Old Dominion Freight Line, Inc./(a)/...    300       25,737
Union Pacific Corp.....................    940       97,459
                                                 ----------
                                                    248,463
                                                 ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.5%
Air Lease Corp.........................    320       10,986
Fastenal Co............................  2,030       95,369
HD Supply Holdings, Inc./(a)/..........  1,418       60,279

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS (CONTINUED)
Herc Holdings, Inc./(a)/.....................      6   $      241
MSC Industrial Direct Co., Inc. -- Class A...    100        9,239
United Rentals, Inc./(a)/....................    550       58,069
Watsco, Inc..................................    200       29,624
WW Grainger, Inc.............................    390       90,578
                                                       ----------
                                                          354,385
                                                       ----------
Total Industrials............................           8,311,214
                                                       ----------

CONSUMER STAPLES -- 9.5%

BEVERAGES -- 3.1%
Brown-Forman Corp. -- Class A................    350       16,187
Brown-Forman Corp. -- Class B................  1,240       55,701
Coca-Cola Co. (The).......................... 20,760      860,710
Constellation Brands, Inc. -- Class A........  1,190      182,439
Dr Pepper Snapple Group, Inc.................  1,310      118,778
Monster Beverage Corp./(a)/..................  2,930      129,916
PepsiCo, Inc.................................  8,967      938,217
                                                       ----------
                                                        2,301,948
                                                       ----------
FOOD & STAPLES RETAILING -- 2.3%
Casey's General Stores, Inc..................    270       32,098
Costco Wholesale Corp........................  3,120      499,543
CVS Health Corp..............................  7,190      567,363
Kroger Co. (The).............................  6,750      232,942
Rite Aid Corp./(a)/..........................  7,290       60,070
Sprouts Farmers Market, Inc./(a)/............    926       17,520
Sysco Corp...................................  3,700      204,869
US Foods Holding Corp./(a)/..................    300        8,244
Walgreens Boots Alliance, Inc................  1,270      105,105
Whole Foods Market, Inc......................    370       11,381
                                                       ----------
                                                        1,739,135
                                                       ----------
FOOD PRODUCTS -- 1.5%
Blue Buffalo Pet Products, Inc./(a)/.........    410        9,856
Campbell Soup Co.............................  1,320       79,820
Conagra Brands, Inc..........................  2,410       95,315
Flowers Foods, Inc...........................  1,120       22,366
General Mills, Inc...........................  4,190      258,816
Hain Celestial Group, Inc. (The)/(a)/........    520       20,296
Hershey Co. (The)............................    990      102,396
Hormel Foods Corp............................  1,640       57,088
Ingredion, Inc...............................    370       46,235
Kellogg Co...................................  1,640      120,884
Kraft Heinz Co. (The)........................    536       46,804
Lamb Weston Holdings, Inc./(a)/..............    806       30,507
McCormick & Co., Inc./MD.....................    820       76,531
Mead Johnson Nutrition Co. -- Class A........    470       33,257
Pilgrim's Pride Corp.........................     50          950
Post Holdings, Inc./(a)/.....................    250       20,098
TreeHouse Foods, Inc./(a)/...................    100        7,219
Tyson Foods, Inc. -- Class A.................    970       59,830
WhiteWave Foods Co. (The)/(a)/...............  1,188       66,053
                                                       ----------
                                                        1,154,321
                                                       ----------
HOUSEHOLD PRODUCTS -- 0.7%
Church & Dwight Co., Inc.....................  1,810       79,984
Clorox Co. (The).............................    790       94,816
Colgate-Palmolive Co.........................  1,090       71,330
Energizer Holdings, Inc......................    130        5,799

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
HOUSEHOLD PRODUCTS (CONTINUED)
Kimberly-Clark Corp......................  2,180   $  248,782
Spectrum Brands Holdings, Inc............    170       20,796
                                                   ----------
                                                      521,507
                                                   ----------
PERSONAL PRODUCTS -- 0.2%
Coty, Inc. -- Class A....................    154        2,820
Estee Lauder Cos., Inc. (The) -- Class A.  1,540      117,794
Herbalife Ltd./(a)/......................    520       25,033
Nu Skin Enterprises, Inc. -- Class A.....    100        4,778
                                                   ----------
                                                      150,425
                                                   ----------
TOBACCO -- 1.7%
Altria Group, Inc........................ 13,960      943,975
Philip Morris International, Inc.........  1,197      109,513
Reynolds American, Inc...................  3,614      202,529
                                                   ----------
                                                    1,256,017
                                                   ----------
Total Consumer Staples...................           7,123,353
                                                   ----------

MATERIALS -- 3.6%

CHEMICALS -- 2.7%
AdvanSix, Inc./(a)/......................    214        4,738
Air Products & Chemicals, Inc............  1,210      174,022
Axalta Coating Systems Ltd./(a)/.........  1,157       31,470
Celanese Corp. -- Class A................    100        7,874
Ecolab, Inc..............................  1,866      218,733
EI du Pont de Nemours & Co...............  6,200      455,080
FMC Corp.................................    740       41,854
International Flavors & Fragrances, Inc..    570       67,163
LyondellBasell Industries NV -- Class A..  1,090       93,500
Monsanto Co..............................  2,033      213,892
NewMarket Corp...........................     50       21,192
PPG Industries, Inc......................  1,860      176,254
Praxair, Inc.............................  1,810      212,114
RPM International, Inc...................    920       49,524
Scotts Miracle-Gro Co. (The) -- Class A..    300       28,665
Sherwin-Williams Co. (The)...............    570      153,182
Valspar Corp. (The)......................    570       59,058
Valvoline, Inc...........................     31          666
WR Grace & Co............................    280       18,939
                                                   ----------
                                                    2,027,920
                                                   ----------
CONSTRUCTION MATERIALS -- 0.3%
Eagle Materials, Inc.....................    320       31,530
Martin Marietta Materials, Inc...........    420       93,042
Vulcan Materials Co......................    890      111,383
                                                   ----------
                                                      235,955
                                                   ----------
CONTAINERS & PACKAGING -- 0.5%
AptarGroup, Inc..........................    100        7,345
Avery Dennison Corp......................    600       42,132
Ball Corp................................  1,220       91,586
Bemis Co., Inc...........................     70        3,347
Berry Plastics Group, Inc./(a)/..........    840       40,933
Crown Holdings, Inc./(a)/................    940       49,416
Graphic Packaging Holding Co.............  1,590       19,843
Owens-Illinois, Inc./(a)/................  1,140       19,847
Packaging Corp. of America...............    670       56,829
Sealed Air Corp..........................  1,390       63,023
Silgan Holdings, Inc.....................    220       11,260
                                                   ----------
                                                      405,561
                                                   ----------

COMPANY                                             SHARES U.S. $ VALUE
-----------------------------------------------------------------------
METALS & MINING -- 0.1%
Freeport-McMoRan, Inc./(a)/........................  2,060   $   27,171
Royal Gold, Inc....................................     20        1,267
Southern Copper Corp...............................    238        7,602
Steel Dynamics, Inc................................    220        7,828
                                                             ----------
                                                                 43,868
                                                             ----------
Total Materials....................................           2,713,304
                                                             ----------

FINANCIALS -- 2.9%

BANKS -- 0.3%
Citizens Financial Group, Inc......................  1,540       54,870
First Hawaiian, Inc................................     20          696
First Republic Bank................................    820       75,555
Signature Bank/(a)/................................    220       33,044
SVB Financial Group/(a)/...........................    270       46,348
Western Alliance Bancorp/(a)/......................    350       17,049
                                                             ----------
                                                                227,562
                                                             ----------
CAPITAL MARKETS -- 1.7%
Affiliated Managers Group, Inc./(a)/...............    350       50,855
Ameriprise Financial, Inc..........................    350       38,829
Artisan Partners Asset Management, Inc. -- Class A.    250        7,438
CBOE Holdings, Inc.................................    580       42,856
Charles Schwab Corp. (The).........................  6,570      259,318
Donnelley Financial Solutions, Inc./(a)/...........    101        2,321
Eaton Vance Corp...................................    770       32,248
FactSet Research Systems, Inc......................    280       45,760
Federated Investors, Inc. -- Class B...............    650       18,382
Interactive Brokers Group, Inc. -- Class A.........     50        1,826
Intercontinental Exchange, Inc.....................  1,960      110,583
Invesco Ltd........................................    470       14,260
Lazard Ltd. -- Class A.............................    100        4,109
LPL Financial Holdings, Inc........................     74        2,606
MarketAxess Holdings, Inc..........................    270       39,668
Moody's Corp.......................................  1,090      102,754
MSCI, Inc. -- Class A..............................    650       51,207
NorthStar Asset Management Group, Inc..............  1,297       19,351
S&P Global, Inc....................................  1,880      202,175
SEI Investments Co.................................    890       43,930
T. Rowe Price Group, Inc...........................  1,310       98,591
TD Ameritrade Holding Corp.........................  1,560       68,016
                                                             ----------
                                                              1,257,083
                                                             ----------
CONSUMER FINANCE -- 0.1%
Credit Acceptance Corp./(a)/.......................     80       17,401
Discover Financial Services........................    970       69,927
                                                             ----------
                                                                 87,328
                                                             ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.0%
Morningstar, Inc...................................    130        9,563
                                                             ----------

INSURANCE -- 0.8%
AmTrust Financial Services, Inc....................     20          547
Aon PLC............................................  1,890      210,792
Arthur J Gallagher & Co............................    840       43,646
Brown & Brown, Inc.................................     20          897
Erie Indemnity Co. -- Class A......................    120       13,494
Lincoln National Corp..............................    370       24,520
Marsh & McLennan Cos., Inc.........................  3,720      251,435

                                    FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
INSURANCE (CONTINUED)
Progressive Corp. (The)......................    370   $   13,135
XL Group Ltd.................................    600       22,356
                                                       ----------
                                                          580,822
                                                       ----------
Total Financials.............................           2,162,358
                                                       ----------

REAL ESTATE -- 2.7%

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.6%
Alexandria Real Estate Equities, Inc.........     50        5,556
American Tower Corp..........................  3,020      319,154
Boston Properties, Inc.......................    200       25,156
Care Capital Properties, Inc.................     50        1,250
Crown Castle International Corp..............  2,233      193,757
CubeSmart....................................    840       22,487
CyrusOne, Inc................................    420       18,787
Digital Realty Trust, Inc....................    770       75,660
Empire State Realty Trust, Inc. -- Class A...    520       10,499
Equinix, Inc.................................    514      183,709
Equity LifeStyle Properties, Inc.............    550       39,655
Essex Property Trust, Inc....................    200       46,500
Extra Space Storage, Inc.....................    850       65,654
Federal Realty Investment Trust..............    520       73,897
Gaming and Leisure Properties, Inc...........  1,310       40,112
Healthcare Trust of America, Inc. -- Class A.    700       20,377
Iron Mountain, Inc...........................  1,810       58,789
Lamar Advertising Co. -- Class A.............    570       38,327
Life Storage, Inc............................    200       17,052
Omega Healthcare Investors, Inc..............    470       14,692
Outfront Media, Inc..........................    150        3,731
Public Storage...............................  1,060      236,910
Regency Centers Corp.........................    130        8,963
Senior Housing Properties Trust..............    170        3,218
Simon Property Group, Inc....................  1,999      355,162
Tanger Factory Outlet Centers, Inc...........    590       21,110
Taubman Centers, Inc.........................    200       14,786
Ventas, Inc..................................    750       46,890
                                                       ----------
                                                        1,961,840
                                                       ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.1%
CBRE Group, Inc. -- Class A/(a)/.............  2,130       67,074
                                                       ----------
Total Real Estate............................           2,028,914
                                                       ----------

TELECOMMUNICATION SERVICES -- 1.3%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.2%
SBA Communications Corp. -- Class A/(a)/.....    570       58,858
Verizon Communications, Inc.................. 14,560      777,213
Zayo Group Holdings, Inc./(a)/...............  1,145       37,625
                                                       ----------
                                                          873,696
                                                       ----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
T-Mobile US, Inc./(a)/.......................  1,240       71,312
                                                       ----------
Total Telecommunication Services.............             945,008
                                                       ----------

ENERGY -- 0.6%

OIL, GAS & CONSUMABLE FUELS -- 0.6%
Apache Corp..................................  1,860      118,054
Cabot Oil & Gas Corp.........................  2,310       53,962
Chesapeake Energy Corp./(a)/.................    350        2,457
Cimarex Energy Co............................    100       13,590
Continental Resources, Inc./OK/(a)/..........    250       12,885

COMPANY                                  SHARES U.S. $ VALUE
------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Devon Energy Corp.......................    330  $    15,071
Diamondback Energy, Inc./(a)/...........    120       12,127
EOG Resources, Inc......................    450       45,495
Extraction Oil & Gas, Inc./(a)/.........     36          722
Fitbit, Inc./(a)/.......................    706        5,168
Newfield Exploration Co./(a)/...........    350       14,175
ONEOK, Inc..............................  1,440       82,670
Parsley Energy, Inc. -- Class A/(a)/....    100        3,524
Southwestern Energy Co./(a)/............  3,450       37,329
Spectra Energy Corp.....................    750       30,818
Williams Cos., Inc. (The)...............    767       23,884
                                                 -----------
Total Energy............................             471,931
                                                 -----------

UTILITIES -- 0.0%

MULTI-UTILITIES -- 0.0%
Dominion Resources, Inc./VA.............    250       19,148
                                                 -----------

TOTAL INVESTMENTS -- 99.7%
 (cost $47,950,925).....................          75,095,043
Other assets less liabilities -- 0.3%...             201,975
                                                 -----------

NET ASSETS -- 100.0%....................         $75,297,018
                                                 ===========

                                    FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2016


                     NUMBER OF EXPIRATION ORIGINAL     VALUE AT        UNREALIZED
       TYPE          CONTRACTS   MONTH     VALUE   DECEMBER 31, 2016 (DEPRECIATION)
        ----         --------- ---------- -------- ----------------- --------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     4     March 2017 $448,395     $447,240         $(1,155)

-----------
(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

   Glossary:
   CBOE -- Chicago Board Options Exchange
   MSCI -- Morgan Stanley Capital International
   REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

                                    FSA-25

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2016

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        99.3%           United States
                         0.7%           Singapore
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2016. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.

The accompanying notes are an integral part of these financial statements.

                                    FSA-26

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $ 18,232,930)........ $19,620,364
Cash.........................................................     737,233
Dividends receivable.........................................       2,076
Fees receivable from Contractowners..........................      22,454
                                                              -----------
   Total assets..............................................  20,382,127
                                                              -----------

LIABILITIES:
Due to AXA Equitable's General Account.......................       4,212
Accrued custody and bank fees................................       1,476
Administrative fees payable..................................          29
Asset management fee payable.................................      33,130
Accrued expenses.............................................       3,425
                                                              -----------
   Total liabilities.........................................      42,272
                                                              -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION. $20,339,855
                                                              ===========


               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.           14      $57,972.78
RIA...........        2,169          517.64
MRP...........      174,302          105.46

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

INVESTMENT INCOME (NOTE 2):
 Dividends................................................ $   131,176
                                                           -----------
   Total investment income................................     131,176
                                                           -----------

EXPENSES (NOTE 6):
 Investment management fees...............................    (132,891)
 Custody and bank fees....................................      (1,189)
 Other operating expenses.................................      (4,379)
                                                           -----------
   Total expenses.........................................    (138,459)
                                                           -----------

NET INVESTMENT INCOME (LOSS)..............................      (7,283)
                                                           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE
 2):
 Net realized gain (loss) from investments................  (1,169,121)
 Change in unrealized appreciation (depreciation) of
   investments............................................     808,081
                                                           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....    (361,040)
                                                           -----------

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
 OPERATIONS............................................... $  (368,323)
                                                           ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED        YEAR ENDED
                                                                                       DECEMBER 31, 2016 DECEMBER 31, 2015
                                                                                       ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)........................................................    $    (7,283)      $   (56,008)
  Net realized gain (loss) on investments.............................................     (1,169,121)        1,846,639
  Net change in unrealized appreciation (depreciation) of investments.................        808,081        (1,461,861)
                                                                                          -----------       -----------
   Net increase (decrease) in assets attributable to operations.......................       (368,323)          328,770
                                                                                          -----------       -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Contributions.......................................................................      1,238,313         1,461,095
  Withdrawals.........................................................................     (3,515,327)       (4,299,910)
  Asset management fees (Note 6)......................................................        (74,538)          (84,564)
  Administrative fees (Note 6)........................................................       (151,064)         (190,502)
                                                                                          -----------       -----------
   Net increase (decrease) in net assets attributable to contractowners transactions..     (2,502,616)       (3,113,881)
                                                                                          -----------       -----------
INCREASE (DECREASE) IN NET ASSETS.....................................................     (2,870,939)       (2,785,111)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD...     23,210,794        25,995,905
                                                                                          -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.........    $20,339,855       $23,210,794
                                                                                          ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2016

COMPANY                                                 SHARES U.S. $ VALUE
---------------------------------------------------------------------------
COMMON STOCKS -- 96.4%

CONSUMER DISCRETIONARY -- 26.8%

AUTO PARTS -- 1.0%
WABCO Holdings, Inc./(a)/..............................  1,950   $  206,992
                                                                 ----------

CABLE TELEVISION SERVICES -- 2.1%
AMC Networks, Inc. -- Class A/(a)/.....................  8,329      435,940
                                                                 ----------

CONSUMER SERVICES: MISC. -- 0.5%
Liberty Ventures -- Class A/(a)/.......................  2,976      109,725
                                                                 ----------

DIVERSIFIED RETAIL -- 2.9%
Dollar Tree, Inc./(a)/.................................  7,610      587,340
                                                                 ----------

EDUCATION SERVICES -- 2.3%
Bright Horizons Family Solutions, Inc./(a)/............  6,520      456,530
                                                                 ----------

HOME BUILDING -- 1.0%
NVR, Inc./(a)/.........................................    116      193,604
                                                                 ----------

LEISURE TIME -- 4.1%
Expedia, Inc...........................................  2,825      320,017
Liberty Expedia Holdings, Inc./(a)/....................  1,984       78,705
Liberty TripAdvisor Holdings, Inc. -- Class A/(a)/.....  9,430      141,922
Planet Fitness, Inc.................................... 14,600      293,460
                                                                 ----------
                                                                    834,104
                                                                 ----------
RADIO & TV BROADCASTERS -- 0.9%
Pandora Media, Inc./(a)/............................... 14,090      183,734
                                                                 ----------

RESTAURANTS -- 2.8%
Buffalo Wild Wings, Inc./(a)/..........................  1,880      290,272
Chipotle Mexican Grill, Inc. -- Class A/(a)/...........    740      279,217
                                                                 ----------
                                                                    569,489
                                                                 ----------
SPECIALTY RETAIL -- 9.2%
Five Below, Inc./(a)/.................................. 11,650      465,534
O'Reilly Automotive, Inc./(a)/.........................  1,870      520,627
Ross Stores, Inc.......................................  3,540      232,224
Tractor Supply Co......................................  2,870      217,575
Ulta Salon Cosmetics & Fragrance, Inc./(a)/............  1,740      443,595
                                                                 ----------
                                                                  1,879,555
                                                                 ----------
Total Consumer Discretionary...........................           5,457,013
                                                                 ----------
TECHNOLOGY -- 23.1%

COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 11.3%
Aspen Technology, Inc./(a)/............................  3,126      170,930
Ellie Mae, Inc./(a)/...................................  2,770      231,794
Fortinet, Inc./(a)/.................................... 12,080      363,849
Guidewire Software, Inc./(a)/..........................  5,600      276,248
HubSpot, Inc./(a)/.....................................  5,060      237,820
Palo Alto Networks, Inc./(a)/..........................  1,920      240,096
ServiceNow, Inc./(a)/..................................  4,190      311,485
Twitter, Inc./(a)/..................................... 13,690      223,147
Ultimate Software Group, Inc. (The)/(a)/...............  1,320      240,702
                                                                 ----------
                                                                  2,296,071
                                                                 ----------
ELECTRONIC ENTERTAINMENT -- 2.1%
Take-Two Interactive Software, Inc./(a)/...............  8,530      420,444
                                                                 ----------

PRODUCTION TECHNOLOGY EQUIPMENT -- 1.1%
Cognex Corp............................................  3,660      232,849
                                                                 ----------

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
SEMICONDUCTORS & COMPONENT -- 7.3%
NVIDIA Corp................................  6,740   $  719,427
Xilinx, Inc................................ 12,840      775,151
                                                     ----------
                                                      1,494,578
                                                     ----------
TELECOMMUNICATIONS EQUIPMENT -- 1.3%
Arista Networks, Inc./(a)/.................  2,640      255,473
                                                     ----------
Total Technology...........................           4,699,415
                                                     ----------
HEALTH CARE -- 17.6%

BIOTECHNOLOGY -- 1.8%
Alexion Pharmaceuticals, Inc./(a)/.........  3,000      367,050
                                                     ----------

HEALTH CARE SERVICES -- 1.7%
Cerner Corp./(a)/..........................  7,470      353,854
                                                     ----------

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 5.0%
Align Technology, Inc./(a)/................  1,725      165,825
DENTSPLY SIRONA, Inc.......................  2,485      143,459
Edwards Lifesciences Corp./(a)/............  5,390      505,043
Nevro Corp./(a)/...........................  2,820      204,901
                                                     ----------
                                                      1,019,228
                                                     ----------
MEDICAL EQUIPMENT -- 6.1%
DexCom, Inc./(a)/..........................  4,770      284,769
Intuitive Surgical, Inc./(a)/..............  1,044      662,073
Zeltiq Aesthetics, Inc./(a)/...............  6,750      293,760
                                                     ----------
                                                      1,240,602
                                                     ----------
PHARMACEUTICALS -- 3.0%
Zoetis, Inc................................ 11,380      609,171
                                                     ----------
Total Health Care..........................           3,589,905
                                                     ----------
PRODUCER DURABLES -- 10.9%

BACK OFFICE SUPPORT, HR & CONSULTING -- 1.7%
CoStar Group, Inc./(a)/....................  1,820      343,052
                                                     ----------

DIVERSIFIED MANUFACTURING OPERATIONS -- 1.2%
Carlisle Cos., Inc.........................  2,260      249,255
                                                     ----------

MACHINERY: INDUSTRIAL -- 2.5%
Middleby Corp. (The)/(a)/..................  2,770      356,804
Nordson Corp...............................  1,280      143,424
                                                     ----------
                                                        500,228
                                                     ----------
SCIENTIFIC INSTRUMENTS: CONTROL & FILTER -- 4.4%
Allegion PLC...............................  5,490      351,360
IDEX Corp..................................  3,770      339,526
Roper Technologies, Inc....................  1,140      208,711
                                                     ----------
                                                        899,597
                                                     ----------
SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 1.1%
AO Smith Corp..............................  4,510      213,549
                                                     ----------
Total Producer Durables....................           2,205,681
                                                     ----------
FINANCIAL SERVICES -- 9.6%

BANKS: DIVERSIFIED -- 2.1%
First Republic Bank/CA.....................  4,560      420,158
                                                     ----------

FINANCIAL DATA & SYSTEMS -- 5.9%
Fiserv, Inc./(a)/..........................  4,290      455,941
MSCI, Inc. -- Class A......................  3,130      246,581
Vantiv, Inc. -- Class A/(a)/...............  8,380      499,616
                                                     ----------
                                                      1,202,138
                                                     ----------

                                    FSA-30

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2016

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
SECURITIES BROKERAGE & SERVICES -- 1.6%
MarketAxess Holdings, Inc..................  2,290  $   336,447
                                                    -----------
Total Financial Services...................           1,958,743
                                                    -----------
MATERIALS & PROCESSING -- 5.2%

BUILDING MATERIALS -- 1.1%
Acuity Brands, Inc.........................  1,010      233,169
                                                    -----------

BUILDING: CLIMATE CONTROL -- 1.1%
Lennox International, Inc..................  1,450      222,097
                                                    -----------

CHEMICALS: DIVERSIFIED -- 1.5%
PolyOne Corp...............................  9,330      298,933
                                                    -----------

DIVERSIFIED MATERIALS & PROCESSING -- 1.5%
Hexcel Corp................................  5,760      296,294
                                                    -----------
Total Materials & Processing...............           1,050,493
                                                    -----------
CONSUMER STAPLES -- 3.3%

BEVERAGE: SOFT DRINKS -- 3.3%
Monster Beverage Corp./(a)/................ 14,865      659,114
                                                    -----------
Total Common Stocks
 (cost $18,232,930)........................          19,620,364
                                                    -----------
TOTAL INVESTMENTS -- 96.5%
 (cost $18,232,930)........................          19,620,364
Other assets less liabilities -- 3.5%......             719,491
                                                    -----------

NET ASSETS -- 100.0%.......................         $20,339,855
                                                    ===========

-----------
(a)Non-income producing security.

Glossary:
MSCI -- Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.


                                    FSA-31

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2016

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        100.0%          United States
-----------
* All data are as of December 31, 2016. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.
The accompanying notes are an integral part of these financial statements.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

                                                     1290 VT     ALL ASSET                   ALL ASSET        AXA
                                                     SOCIALLY   AGGRESSIVE-   ALL ASSET       MODERATE    AGGRESSIVE
                                                   RESPONSIBLE*   ALT 25*   GROWTH-ALT 20* GROWTH-ALT 15* ALLOCATION*
                                                   ------------ ----------- -------------- -------------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $2,427,329    $76,197      $296,444       $33,108     $2,531,514
Receivable for shares of the Portfolios sold......          --         --            --            --             --
Receivable for policy-related transactions........       1,739      1,386           265           281          4,502
                                                    ----------    -------      --------       -------     ----------
   Total assets...................................   2,429,068     77,583       296,709        33,389      2,536,016
                                                    ----------    -------      --------       -------     ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....       1,736      1,386           266           281          4,493
Payable for policy-related transactions...........          --         --            --            --             --
Payable for direct operating expenses.............         401         10            25             4            424
                                                    ----------    -------      --------       -------     ----------
   Total liabilities..............................       2,137      1,396           291           285          4,917
                                                    ----------    -------      --------       -------     ----------
NET ASSETS........................................  $2,426,931    $76,187      $296,418       $33,104     $2,531,099
                                                    ==========    =======      ========       =======     ==========

NET ASSETS:
Accumulation unit values..........................  $2,426,715    $76,187      $296,413       $33,101     $2,530,863
Retained by AXA Equitable in Separate Account
 No. 66...........................................         216         --             5             3            236
                                                    ----------    -------      --------       -------     ----------
TOTAL NET ASSETS..................................  $2,426,931    $76,187      $296,418       $33,104     $2,531,099
                                                    ==========    =======      ========       =======     ==========

Investments in shares of the Portfolios, at cost..  $2,120,572    $76,863      $297,802       $33,391     $2,623,966

                                                       AXA
                                                   CONSERVATIVE
                                                   ALLOCATION*
                                                   ------------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $2,220,835
Receivable for shares of the Portfolios sold......         203
Receivable for policy-related transactions........          --
                                                    ----------
   Total assets...................................   2,221,038
                                                    ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....          --
Payable for policy-related transactions...........         204
Payable for direct operating expenses.............         283
                                                    ----------
   Total liabilities..............................         487
                                                    ----------
NET ASSETS........................................  $2,220,551
                                                    ==========

NET ASSETS:
Accumulation unit values..........................  $2,220,524
Retained by AXA Equitable in Separate Account
 No. 66...........................................          27
                                                    ----------
TOTAL NET ASSETS..................................  $2,220,551
                                                    ==========

Investments in shares of the Portfolios, at cost..  $2,273,573

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                                AXA
                                                        AXA      AXA GLOBAL       AXA      INTERNATIONAL AXA LARGE CAP
                                                   CONSERVATIVE-   EQUITY    INTERNATIONAL     VALUE        GROWTH
                                                       PLUS        MANAGED   CORE MANAGED     MANAGED       MANAGED
                                                    ALLOCATION*  VOLATILITY*  VOLATILITY*   VOLATILITY*   VOLATILITY*
                                                   ------------- ----------- ------------- ------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $1,126,272   $1,445,227   $1,589,682      $52,746     $3,571,332
Receivable for shares of the Portfolios sold......          --        1,784           --           45            435
Receivable for policy-related transactions........       2,736           --        1,690           --            873
                                                    ----------   ----------   ----------      -------     ----------
   Total assets...................................   1,129,008    1,447,011    1,591,372       52,791      3,572,640
                                                    ----------   ----------   ----------      -------     ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....       2,736           --        1,690           --             --
Payable for policy-related transactions...........          --        1,780           --           43             --
Payable for direct operating expenses.............         186          269          328           --            591
                                                    ----------   ----------   ----------      -------     ----------
   Total liabilities..............................       2,922        2,049        2,018           43            591
                                                    ----------   ----------   ----------      -------     ----------
NET ASSETS........................................  $1,126,086   $1,444,962   $1,589,354      $52,748     $3,572,049
                                                    ==========   ==========   ==========      =======     ==========

NET ASSETS:
Accumulation unit values..........................  $1,125,887   $1,444,864   $1,589,035      $52,748     $3,567,848
Retained by AXA Equitable in Separate Account
 No. 66...........................................         199           98          319           --          4,201
                                                    ----------   ----------   ----------      -------     ----------
TOTAL NET ASSETS..................................  $1,126,086   $1,444,962   $1,589,354      $52,748     $3,572,049
                                                    ==========   ==========   ==========      =======     ==========

Investments in shares of the Portfolios, at cost..  $1,177,898   $1,349,846   $1,643,978      $54,390     $2,895,350

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                   AXA LARGE CAP AXA MID CAP                                            AXA/
                                                       VALUE        VALUE                 AXA MODERATE-              CLEARBRIDGE
                                                      MANAGED      MANAGED   AXA MODERATE     PLUS      AXA/AB SMALL  LARGE CAP
                                                    VOLATILITY*  VOLATILITY* ALLOCATION*   ALLOCATION*  CAP GROWTH*    GROWTH*
                                                   ------------- ----------- ------------ ------------- ------------ -----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $9,728,445   $8,253,473  $21,685,981   $1,642,344     $450,070    $427,880
Receivable for policy-related transactions........       1,693        4,034       52,954        7,125          559         199
                                                    ----------   ----------  -----------   ----------     --------    --------
   Total assets...................................   9,730,138    8,257,507   21,738,935    1,649,469      450,629     428,079
                                                    ----------   ----------  -----------   ----------     --------    --------

LIABILITIES:
Payable for shares of the Portfolios purchased....       1,694        4,035       52,929        7,124          559         199
Payable for direct operating expenses.............       1,476        1,370        3,356          253           58          49
                                                    ----------   ----------  -----------   ----------     --------    --------
   Total liabilities..............................       3,170        5,405       56,285        7,377          617         248
                                                    ----------   ----------  -----------   ----------     --------    --------
NET ASSETS........................................  $9,726,968   $8,252,102  $21,682,650   $1,642,092     $450,012    $427,831
                                                    ==========   ==========  ===========   ==========     ========    ========

NET ASSETS:
Accumulation unit values..........................  $9,723,633   $8,250,248  $21,681,170   $1,641,942     $449,879    $427,772
Retained by AXA Equitable in Separate Account
 No. 66...........................................       3,335        1,854        1,480          150          133          59
                                                    ----------   ----------  -----------   ----------     --------    --------
TOTAL NET ASSETS..................................  $9,726,968   $8,252,102  $21,682,650   $1,642,092     $450,012    $427,831
                                                    ==========   ==========  ===========   ==========     ========    ========

Investments in shares of the Portfolios, at cost..  $6,867,386   $5,824,928  $22,107,382   $1,711,853     $465,219    $429,249

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                CHARTER/SM   CHARTER/SM EQ/BLACKROCK   EQ/BOSTON    EQ/CAPITAL
                                                    AXA/JANUS  /MULTI-SECTOR /SMALL CAP BASIC VALUE     ADVISORS     GUARDIAN
                                                   ENTERPRISE*     BOND*       VALUE*     EQUITY*    EQUITY INCOME* RESEARCH*
                                                   ----------- ------------- ---------- ------------ -------------- ----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $173,521    $1,074,090    $12,771     $93,907       $675,367    $7,138,533
Receivable for shares of the Portfolios sold......        --            --         11          90             --            --
Receivable for policy-related transactions........     1,158         5,315         --          --          1,026         1,892
                                                    --------    ----------    -------     -------       --------    ----------
   Total assets...................................   174,679     1,079,405     12,782      93,997        676,393     7,140,425
                                                    --------    ----------    -------     -------       --------    ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....     1,157         5,317         --          --          1,026         1,892
Payable for policy-related transactions...........        --            --          7          90             --            --
Payable for direct operating expenses.............        26           156         --          --             75         1,242
                                                    --------    ----------    -------     -------       --------    ----------
   Total liabilities..............................     1,183         5,473          7          90          1,101         3,134
                                                    --------    ----------    -------     -------       --------    ----------
NET ASSETS........................................  $173,496    $1,073,932    $12,775     $93,907       $675,292    $7,137,291
                                                    ========    ==========    =======     =======       ========    ==========

NET ASSETS:
Accumulation unit values..........................  $173,496    $1,073,889    $12,775     $93,901       $675,259    $7,135,479
Retained by AXA Equitable in Separate Account
 No. 66...........................................        --            43         --           6             33         1,812
                                                    --------    ----------    -------     -------       --------    ----------
TOTAL NET ASSETS..................................  $173,496    $1,073,932    $12,775     $93,907       $675,292    $7,137,291
                                                    ========    ==========    =======     =======       ========    ==========

Investments in shares of the Portfolios, at cost..  $168,349    $1,101,970    $10,508     $71,129       $702,299    $4,664,901

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                                EQ/GAMCO      EQ/
                                                                   EQ/GAMCO      SMALL    INTERMEDIATE      EQ/
                                                   EQ/EQUITY 500  MERGERS AND   COMPANY    GOVERNMENT  INTERNATIONAL
                                                      INDEX*     ACQUISITIONS*   VALUE*      BOND*     EQUITY INDEX*
                                                   ------------- ------------- ---------- ------------ -------------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................  $24,812,719    $119,058    $3,304,755  $4,109,483   $9,038,418
Receivable for policy-related transactions........       11,633         461         2,858         946        6,768
                                                    -----------    --------    ----------  ----------   ----------
   Total assets...................................   24,824,352     119,519     3,307,613   4,110,429    9,045,186
                                                    -----------    --------    ----------  ----------   ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....       11,621         461         2,840         952        6,692
Payable for direct operating expenses.............        3,958          24           515         687        1,615
                                                    -----------    --------    ----------  ----------   ----------
   Total liabilities..............................       15,579         485         3,355       1,639        8,307
                                                    -----------    --------    ----------  ----------   ----------
NET ASSETS........................................  $24,808,773    $119,034    $3,304,258  $4,108,790   $9,036,879
                                                    ===========    ========    ==========  ==========   ==========

NET ASSETS:
Accumulation unit values..........................  $24,803,293    $119,023    $3,303,691  $4,108,747   $9,036,367
Retained by AXA Equitable in Separate Account
 No. 66...........................................        5,480          11           567          43          512
                                                    -----------    --------    ----------  ----------   ----------
TOTAL NET ASSETS..................................  $24,808,773    $119,034    $3,304,258  $4,108,790   $9,036,879
                                                    ===========    ========    ==========  ==========   ==========

Investments in shares of the Portfolios, at cost..  $18,057,355    $117,317    $2,995,855  $4,168,672   $9,169,023

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                                    EQ/MFS
                                                   EQ/LARGE CAP  INTERNATIONAL EQ/MID CAP  EQ/MONEY   EQ/PIMCO ULTRA EQ/QUALITY
                                                   GROWTH INDEX*    GROWTH*      INDEX*    MARKET*     SHORT BOND*   BOND PLUS*
                                                   ------------- ------------- ---------- ----------- -------------- ----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................   $640,886      $284,448     $941,788  $12,503,724   $2,325,646     $7,055
Receivable for shares of the Portfolios sold......         --            --           --           --           --          8
Receivable for policy-related transactions........      5,680         3,267        1,454       34,264        1,930         --
                                                     --------      --------     --------  -----------   ----------     ------
   Total assets...................................    646,566       287,715      943,242   12,537,988    2,327,576      7,063
                                                     --------      --------     --------  -----------   ----------     ------

LIABILITIES:
Payable for shares of the Portfolios purchased....      5,672         3,266        1,458       34,956        1,934         --
Payable for policy-related transactions...........         --            --           --           --           --         43
Payable for direct operating expenses.............         89            60          111        2,326          388         --
                                                     --------      --------     --------  -----------   ----------     ------
   Total liabilities..............................      5,761         3,326        1,569       37,282        2,322         43
                                                     --------      --------     --------  -----------   ----------     ------
NET ASSETS........................................   $640,805      $284,389     $941,673  $12,500,706   $2,325,254     $7,020
                                                     --------      --------     --------  -----------   ----------     ------

NET ASSETS:
Accumulation unit values..........................   $640,774      $284,389     $940,319  $12,500,706   $2,325,249     $7,009
Retained by AXA Equitable in Separate Account
 No. 66...........................................         31            --        1,354           --            5         11
                                                     --------      --------     --------  -----------   ----------     ------
TOTAL NET ASSETS..................................   $640,805      $284,389     $941,673  $12,500,706   $2,325,254     $7,020
                                                     ========      ========     ========  ===========   ==========     ======

Investments in shares of the Portfolios, at cost..   $677,422      $292,260     $913,376  $12,503,903   $2,333,822     $7,088

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                    EQ/SMALL   EQ/T.ROWE
                                                    COMPANY   PRICE GROWTH MULTIMANAGER MULTIMANAGER TARGET 2015 TARGET 2025
                                                     INDEX*      STOCK*     CORE BOND*  TECHNOLOGY*  ALLOCATION* ALLOCATION*
                                                   ---------- ------------ ------------ ------------ ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................ $4,706,428   $619,918    $1,440,756   $4,855,580  $1,458,492  $2,895,731
Receivable for shares of the Portfolios sold......      2,426        643            --           --          --          --
Receivable for policy-related transactions........         --         --         2,455        9,236       4,615       8,388
                                                   ----------   --------    ----------   ----------  ----------  ----------
   Total assets...................................  4,708,854    620,561     1,443,211    4,864,816   1,463,107   2,904,119
                                                   ----------   --------    ----------   ----------  ----------  ----------

LIABILITIES:
Payable for shares of the Portfolios purchased....         --         --         2,455        9,221       4,615       8,384
Payable for policy-related transactions...........      2,433        643            --           --          --          --
Payable for direct operating expenses.............        797         89           216          785         347         474
                                                   ----------   --------    ----------   ----------  ----------  ----------
   Total liabilities..............................      3,230        732         2,671       10,006       4,962       8,858
                                                   ----------   --------    ----------   ----------  ----------  ----------
NET ASSETS........................................ $4,705,624   $619,829    $1,440,540   $4,854,810  $1,458,145  $2,895,261
                                                   ==========   ========    ==========   ==========  ==========  ==========

NET ASSETS:
Accumulation unit values.......................... $4,704,797   $619,413    $1,440,331   $4,853,584  $1,458,081  $2,894,992
Retained by AXA Equitable in Separate Account
 No. 66...........................................        827        416           209        1,226          64         269
                                                   ----------   --------    ----------   ----------  ----------  ----------
TOTAL NET ASSETS.................................. $4,705,624   $619,829    $1,440,540   $4,854,810  $1,458,145  $2,895,261
                                                   ==========   ========    ==========   ==========  ==========  ==========

Investments in shares of the Portfolios, at cost.. $4,608,699   $601,604    $1,465,211   $4,392,898  $1,566,709  $2,962,458

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

                                                   TARGET 2035 TARGET 2045 TARGET 2055
                                                   ALLOCATION* ALLOCATION* ALLOCATION*
                                                   ----------- ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair
 value............................................ $1,919,313  $1,404,939   $154,039
Receivable for policy-related transactions........     24,734       6,503      1,721
                                                   ----------  ----------   --------
   Total assets...................................  1,944,047   1,411,442    155,760
                                                   ----------  ----------   --------

LIABILITIES:
Payable for shares of the Portfolios purchased....     24,734       6,487      1,711
Payable for direct operating expenses.............        291         220         21
                                                   ----------  ----------   --------
   Total liabilities..............................     25,025       6,707      1,732
                                                   ----------  ----------   --------
NET ASSETS........................................ $1,919,022  $1,404,735   $154,028
                                                   ==========  ==========   ========

NET ASSETS:
Accumulation unit values.......................... $1,918,938  $1,404,621   $154,028
Retained by AXA Equitable in Separate Account
 No. 66...........................................         84         114         --
                                                   ----------  ----------   --------
TOTAL NET ASSETS.................................. $1,919,022  $1,404,735   $154,028
                                                   ==========  ==========   ========

Investments in shares of the Portfolios, at cost.. $1,938,669  $1,402,304   $159,148

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

The following table provides the Portfolio shares held by the Variable Investment Options of the Account:

                                                     SHARE CLASS ** PORTFOLIO SHARES HELD
                                                   ---------------- ---------------------

1290 VT SOCIALLY RESPONSIBLE......................        B                 208,126

ALL ASSET AGGRESSIVE-ALT 25.......................        B                   6,350

ALL ASSET GROWTH-ALT 20...........................        B                  15,647

ALL ASSET MODERATE GROWTH-ALT 15..................        B                   2,984

AXA AGGRESSIVE ALLOCATION.........................        B                 239,854

AXA CONSERVATIVE ALLOCATION.......................        B                 237,553

AXA CONSERVATIVE-PLUS ALLOCATION..................        B                 117,746

AXA GLOBAL EQUITY MANAGED VOLATILITY..............        B                  96,549

AXA INTERNATIONAL CORE MANAGED VOLATILITY.........        B                 174,348

AXA INTERNATIONAL VALUE MANAGED VOLATILITY........        B                   4,569

AXA LARGE CAP GROWTH MANAGED VOLATILITY...........        B                 131,462

AXA LARGE CAP VALUE MANAGED VOLATILITY............        A                  41,043
AXA LARGE CAP VALUE MANAGED VOLATILITY............        B                 534,362

AXA MID CAP VALUE MANAGED VOLATILITY..............        B                 485,360

AXA MODERATE ALLOCATION...........................        B               1,607,813

AXA MODERATE-PLUS ALLOCATION......................        B                 155,144

AXA/AB SMALL CAP GROWTH...........................        A                   5,901
AXA/AB SMALL CAP GROWTH...........................        B                  20,290

AXA/CLEARBRIDGE LARGE CAP GROWTH..................        B                  40,875

AXA/JANUS ENTERPRISE..............................        B                  11,174

CHARTER/SM/ MULTI-SECTOR BOND.....................        A                      11
CHARTER/SM/ MULTI-SECTOR BOND.....................        B                 284,385

CHARTER/SM/ SMALL CAP VALUE.......................        B                     780

EQ/BLACKROCK BASIC VALUE EQUITY...................        B                   4,045

EQ/BOSTON ADVISORS EQUITY INCOME..................        B                 116,706

EQ/CAPITAL GUARDIAN RESEARCH......................        B                 314,740

EQ/EQUITY 500 INDEX...............................        A                  29,088
EQ/EQUITY 500 INDEX...............................        B                 639,255

EQ/GAMCO MERGERS AND ACQUISITIONS.................        B                   9,240

EQ/GAMCO SMALL COMPANY VALUE......................        B                  56,359

EQ/INTERMEDIATE GOVERNMENT BOND...................        A                       1
EQ/INTERMEDIATE GOVERNMENT BOND...................        B                 403,945

EQ/INTERNATIONAL EQUITY INDEX.....................        A               1,080,102

EQ/LARGE CAP GROWTH INDEX.........................        B                  55,804

EQ/MFS INTERNATIONAL GROWTH.......................        B                  43,202

EQ/MID CAP INDEX..................................        B                  65,230

EQ/MONEY MARKET...................................        A                     537
EQ/MONEY MARKET...................................        B              12,503,365

EQ/PIMCO ULTRA SHORT BOND.........................        B                 235,303

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2016

                                                     SHARE CLASS ** PORTFOLIO SHARES HELD
                                                   ---------------- ---------------------

EQ/QUALITY BOND PLUS..............................        A                    834

EQ/SMALL COMPANY INDEX............................        B                414,171

EQ/T. ROWE PRICE GROWTH STOCK.....................        B                 16,314

MULTIMANAGER CORE BOND............................        B                147,025

MULTIMANAGER TECHNOLOGY...........................        B                240,301

TARGET 2015 ALLOCATION............................        B                168,694

TARGET 2025 ALLOCATION............................        B                290,333

TARGET 2035 ALLOCATION............................        B                188,454

TARGET 2045 ALLOCATION............................        B                139,103

TARGET 2055 ALLOCATION............................        B                 16,455

-----------
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
The accompanying notes are an integral part of these financial statements.

                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2016

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges:

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------

1290 VT SOCIALLY RESPONSIBLE......................  0.03%          B         $ 14.80        164

ALL ASSET AGGRESSIVE-ALT 25.......................  0.03%          B         $ 12.77          6

ALL ASSET GROWTH-ALT 20...........................  0.03%          B         $ 12.34         24

ALL ASSET MODERATE GROWTH-ALT 15..................  0.03%          B         $ 11.92          3

AXA AGGRESSIVE ALLOCATION.........................  0.03%          B         $ 12.95        195

AXA CONSERVATIVE ALLOCATION.......................  0.03%          B         $ 12.47        178

AXA CONSERVATIVE-PLUS ALLOCATION..................  0.03%          B         $ 12.80         88

AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.00%          B         $533.87         --
AXA GLOBAL EQUITY MANAGED VOLATILITY..............  0.03%          B         $ 15.00         96

AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.00%          B         $141.07         --
AXA INTERNATIONAL CORE MANAGED VOLATILITY.........  0.03%          B         $ 12.67        125

AXA INTERNATIONAL VALUE MANAGED VOLATILITY........  0.00%          B         $156.48         --

AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.00%          B         $256.64         --
AXA LARGE CAP GROWTH MANAGED VOLATILITY...........  0.03%          B         $ 10.70        331

AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.00%          A         $213.80          3
AXA LARGE CAP VALUE MANAGED VOLATILITY............  0.03%          B         $ 19.84        455

AXA MID CAP VALUE MANAGED VOLATILITY..............  0.00%          B         $349.21         --
AXA MID CAP VALUE MANAGED VOLATILITY..............  0.03%          B         $ 27.51        295

AXA MODERATE ALLOCATION...........................  0.03%          B         $ 12.62      1,718

AXA MODERATE-PLUS ALLOCATION......................  0.03%          B         $ 12.91        127

AXA/AB SMALL CAP GROWTH...........................  0.05%          A         $402.06         --
AXA/AB SMALL CAP GROWTH...........................  0.03%          B         $ 15.69         22

AXA/CLEARBRIDGE LARGE CAP GROWTH..................  0.00%          B         $212.54         --
AXA/CLEARBRIDGE LARGE CAP GROWTH..................  0.03%          B         $ 14.52         25

AXA/JANUS ENTERPRISE..............................  0.03%          B         $ 12.58         14

CHARTER/SM/ MULTI-SECTOR BOND.....................  0.03%          B         $ 10.36        104

CHARTER/SM/ SMALL CAP VALUE.......................  0.00%          B         $315.97         --

EQ/BLACKROCK BASIC VALUE EQUITY...................  0.00%          B         $392.39         --

EQ/BOSTON ADVISORS EQUITY INCOME..................  0.03%          B         $ 15.86         43

EQ/CAPITAL GUARDIAN RESEARCH......................  0.00%          B         $261.84         --
EQ/CAPITAL GUARDIAN RESEARCH......................  0.03%          B         $ 32.22        221

EQ/EQUITY 500 INDEX...............................  0.05%          A         $679.87          2
EQ/EQUITY 500 INDEX...............................  0.03%          B         $ 16.91      1,403

EQ/GAMCO MERGERS AND ACQUISITIONS.................  0.03%          B         $ 12.63          9

EQ/GAMCO SMALL COMPANY VALUE......................  0.03%          B         $ 28.70        115

EQ/INTERMEDIATE GOVERNMENT BOND...................  0.03%          B         $ 12.34        333

EQ/INTERNATIONAL EQUITY INDEX.....................  0.03%          A         $ 19.97        436
EQ/INTERNATIONAL EQUITY INDEX.....................  0.05%          A         $177.46          2

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNTS NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2016

                                                                                          UNITS
                                                   CONTRACT                            OUTSTANDING
                                                   CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                                   -------- --------------- ---------- -----------

EQ/LARGE CAP GROWTH INDEX.........................  0.00%          B         $165.63         --
EQ/LARGE CAP GROWTH INDEX.........................  0.03%          B         $ 16.11         40

EQ/MFS INTERNATIONAL GROWTH.......................  0.03%          B         $ 11.47         25

EQ/MID CAP INDEX..................................  0.00%          B         $253.03         --
EQ/MID CAP INDEX..................................  0.03%          B         $ 17.26         54

EQ/MONEY MARKET...................................  0.05%          A         $174.79         --
EQ/MONEY MARKET...................................  0.03%          B         $  9.99      1,252

EQ/PIMCO ULTRA SHORT BOND.........................  0.03%          B         $ 12.00        194

EQ/QUALITY BOND PLUS..............................  0.05%          A         $250.04         --

EQ/SMALL COMPANY INDEX............................  0.03%          B         $ 28.76        164

EQ/T. ROWE PRICE GROWTH STOCK.....................  0.00%          B         $ 18.81         --
EQ/T. ROWE PRICE GROWTH STOCK.....................  0.03%          B         $ 16.32         38

MULTIMANAGER CORE BOND............................  0.03%          B         $ 10.43        138

MULTIMANAGER TECHNOLOGY...........................  0.03%          B         $ 27.83        174

TARGET 2015 ALLOCATION............................  0.03%          B         $ 12.18        120

TARGET 2025 ALLOCATION............................  0.03%          B         $ 12.69        228

TARGET 2035 ALLOCATION............................  0.03%          B         $ 12.90        149

TARGET 2045 ALLOCATION............................  0.03%          B         $ 12.89        109

TARGET 2055 ALLOCATION............................  0.03%          B         $ 10.10         15

-----------
* Contract charges reflect the annual program expense, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in note 5 of these financial statements.
***Variable Investment Options where units outstanding are less than 500 are denoted by a --.
The accompanying notes are an integral part of these financial statements.

                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                                           ALL ASSET
                                                                      ALL ASSET  ALL ASSET MODERATE      AXA         AXA
                                                    1290 VT SOCIALLY AGGRESSIVE-  GROWTH-   GROWTH-  AGGRESSIVE  CONSERVATIVE
                                                      RESPONSIBLE*     ALT 25*    ALT 20*   ALT 15*  ALLOCATION* ALLOCATION*
                                                    ---------------- ----------- --------- --------- ----------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................     $ 27,312       $  725     $ 3,798   $  470    $ 22,876     $21,410
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................          565           18          39        9         621         430
                                                        --------       ------     -------   ------    --------     -------

NET INVESTMENT INCOME (LOSS).......................       26,747          707       3,759      461      22,255      20,980
                                                        --------       ------     -------   ------    --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........       97,963          618      (2,926)     616      63,546      (5,277)
   Net realized gain distribution from the
    Portfolios.....................................       46,350        1,006       4,188      427     110,172      27,182
                                                        --------       ------     -------   ------    --------     -------
 Net realized gain (loss) on investments...........      144,313        1,624       1,262    1,043     173,718      21,905
                                                        --------       ------     -------   ------    --------     -------

 Net change in unrealized appreciation
   (depreciation) of investments...................       37,738        2,592       5,237      197      10,796         627
                                                        --------       ------     -------   ------    --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................      182,051        4,216       6,499    1,240     184,514      22,532
                                                        --------       ------     -------   ------    --------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................     $208,798       $4,923     $10,258   $1,701    $206,769     $43,512
                                                        ========       ======     =======   ======    ========     =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                         AXA      AXA GLOBAL       AXA           AXA      AXA LARGE CAP
                                                    CONSERVATIVE-   EQUITY    INTERNATIONAL INTERNATIONAL    GROWTH
                                                        PLUS        MANAGED   CORE MANAGED  VALUE MANAGED    MANAGED
                                                     ALLOCATION*  VOLATILITY*  VOLATILITY*   VOLATILITY*   VOLATILITY*
                                                    ------------- ----------- ------------- ------------- -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................    $10,076     $ 13,351     $  4,606        $248        $ 19,831
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................        278          376          433          --             835
                                                       -------     --------     --------        ----        --------

NET INVESTMENT INCOME (LOSS).......................      9,798       12,975        4,173         248          18,996
                                                       -------     --------     --------        ----        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........     (7,622)      89,873       40,946          82         123,426
   Net realized gain distribution from the
    Portfolios.....................................     28,935           --           --          --         119,439
                                                       -------     --------     --------        ----        --------
 Net realized gain (loss) on investments...........     21,313       89,873       40,946          82         242,865
                                                       -------     --------     --------        ----        --------

 Net change in unrealized appreciation
   (depreciation) of investments...................     19,665      (34,558)     (45,300)         90         (87,101)
                                                       -------     --------     --------        ----        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................     40,978       55,315       (4,354)        172         155,764
                                                       -------     --------     --------        ----        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................    $50,776     $ 68,290     $   (181)       $420        $174,760
                                                       =======     ========     ========        ====        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                         AXA MID CAP                  AXA
                                                           AXA LARGE CAP    VALUE                  MODERATE-
                                                           VALUE MANAGED   MANAGED   AXA MODERATE    PLUS     AXA/AB SMALL
                                                            VOLATILITY*  VOLATILITY* ALLOCATION*  ALLOCATION* CAP GROWTH*
                                                           ------------- ----------- ------------ ----------- ------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios..........................  $  155,184   $   94,292   $  192,554   $ 14,250     $  1,509
 Expenses:
   Asset-based charges and direct operating expenses......       2,131        1,935        5,034        389          154
                                                            ----------   ----------   ----------   --------     --------

NET INVESTMENT INCOME (LOSS)..............................     153,053       92,357      187,520     13,861        1,355
                                                            ----------   ----------   ----------   --------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments................     820,870      423,444      (30,283)    17,553      (55,646)
   Net realized gain distribution from the Portfolios.....          --           --      659,085     67,815       29,974
                                                            ----------   ----------   ----------   --------     --------
 Net realized gain (loss) on investments..................     820,870      423,444      628,802     85,368      (25,672)
                                                            ----------   ----------   ----------   --------     --------

 Net change in unrealized appreciation (depreciation) of
   investments............................................     370,429      760,784      229,053      9,613       76,614
                                                            ----------   ----------   ----------   --------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....   1,191,299    1,184,228      857,855     94,981       50,942
                                                            ----------   ----------   ----------   --------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...............................................  $1,344,352   $1,276,585   $1,045,375   $108,842     $ 52,297
                                                            ==========   ==========   ==========   ========     ========

                                                              AXA/
                                                           CLEARBRIDGE
                                                            LARGE CAP
                                                             GROWTH*
                                                           -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios..........................  $     --
 Expenses:
   Asset-based charges and direct operating expenses......        79
                                                            --------

NET INVESTMENT INCOME (LOSS)..............................       (79)
                                                            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments................   (31,541)
   Net realized gain distribution from the Portfolios.....     2,065
                                                            --------
 Net realized gain (loss) on investments..................   (29,476)
                                                            --------

 Net change in unrealized appreciation (depreciation) of
   investments............................................    39,278
                                                            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....     9,802
                                                            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...............................................  $  9,723
                                                            ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                CHARTER/SM/  CHARTER/SM/ EQ/BLACKROCK   EQ/BOSTON    EQ/CAPITAL
                                                     AXA/JANUS  MULTI-SECTOR SMALL CAP   BASIC VALUE     ADVISORS     GUARDIAN
                                                    ENTERPRISE*    BOND*       VALUE*      EQUITY*    EQUITY INCOME* RESEARCH*
                                                    ----------- ------------ ----------  ------------ -------------- ----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................  $     --     $ 21,833    $    153     $ 1,299       $ 12,539    $  60,972
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................        41          228          --          --            124        1,795
                                                     --------     --------    --------     -------       --------    ---------

NET INVESTMENT INCOME (LOSS).......................       (41)      21,605         153       1,299         12,415       59,177
                                                     --------     --------    --------     -------       --------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   (20,200)     (18,104)     16,744         372        (10,772)     645,653
   Net realized gain distribution from the
    Portfolios.....................................        76           --          --          --         68,095           --
                                                     --------     --------    --------     -------       --------    ---------
 Net realized gain (loss) on investments...........   (20,124)     (18,104)     16,744         372         57,323      645,653
                                                     --------     --------    --------     -------       --------    ---------

 Net change in unrealized appreciation
   (depreciation) of investments...................    17,694       18,517     (11,959)     12,575          8,032     (125,423)
                                                     --------     --------    --------     -------       --------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................    (2,430)         413       4,785      12,947         65,355      520,230
                                                     --------     --------    --------     -------       --------    ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................  $ (2,471)    $ 22,018    $  4,938     $14,246       $ 77,770    $ 579,407
                                                     ========     ========    ========     =======       ========    =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                                EQ/GAMCO     EQ/
                                                                    EQ/GAMCO     SMALL   INTERMEDIATE      EQ/
                                                    EQ/EQUITY 500  MERGERS AND  COMPANY   GOVERNMENT  INTERNATIONAL
                                                       INDEX*     ACQUISITIONS*  VALUE*     BOND*     EQUITY INDEX*
                                                    ------------- ------------- -------- ------------ -------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................  $  383,167      $     7    $ 14,673   $ 28,363     $ 244,630
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................       6,255           39         746      1,015         2,406
                                                     ----------      -------    --------   --------     ---------

NET INVESTMENT INCOME (LOSS).......................     376,912          (32)     13,927     27,348       242,224
                                                     ----------      -------    --------   --------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........   1,664,451       (2,768)    213,068      3,989       331,373
   Net realized gain distribution from the
    Portfolios.....................................     304,440        6,186     103,653      7,500            --
                                                     ----------      -------    --------   --------     ---------
 Net realized gain (loss) on investments...........   1,968,891        3,418     316,721     11,489       331,373
                                                     ----------      -------    --------   --------     ---------

 Net change in unrealized appreciation
   (depreciation) of investments...................     212,607        8,436     307,392    (25,870)     (404,462)
                                                     ----------      -------    --------   --------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................   2,181,498       11,854     624,113    (14,381)      (73,089)
                                                     ----------      -------    --------   --------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................  $2,558,410      $11,822    $638,040   $ 12,967     $ 169,135
                                                     ==========      =======    ========   ========     =========

                                                     EQ/JPMORGAN
                                                        VALUE
                                                    OPPORTUNITIES*
                                                    --------------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................    $      1
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................          --
                                                       --------

NET INVESTMENT INCOME (LOSS).......................           1
                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........      62,783
   Net realized gain distribution from the
    Portfolios.....................................          --
                                                       --------
 Net realized gain (loss) on investments...........      62,783
                                                       --------

 Net change in unrealized appreciation
   (depreciation) of investments...................     (58,756)
                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................       4,027
                                                       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................    $  4,028
                                                       ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                                     EQ/MFS                          EQ/PIMCO
                                                    EQ/LARGE CAP  INTERNATIONAL EQ/MID CAP EQ/MONEY ULTRA SHORT EQ/QUALITY
                                                    GROWTH INDEX*    GROWTH*      INDEX*   MARKET*     BOND*    BOND PLUS*
                                                    ------------- ------------- ---------- -------- ----------- ----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................    $ 6,208      $  2,738     $  9,283  $    63    $23,340      $83
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................        154            84          187    3,335        562        4
                                                       -------      --------     --------  -------    -------      ---

NET INVESTMENT INCOME (LOSS).......................      6,054         2,654        9,096   (3,272)    22,778       79
                                                       -------      --------     --------  -------    -------      ---

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........     (7,516)      (16,910)      66,558      (85)    (1,779)       2
   Net realized gain distribution from the
    Portfolios.....................................     32,594           467       45,768       13         --       --
                                                       -------      --------     --------  -------    -------      ---
 Net realized gain (loss) on investments...........     25,078       (16,443)     112,326      (72)    (1,779)       2
                                                       -------      --------     --------  -------    -------      ---

 Net change in unrealized appreciation
   (depreciation) of investments...................     13,248        27,064       30,659       70     23,216       (1)
                                                       -------      --------     --------  -------    -------      ---

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................     38,326        10,621      142,985       (2)    21,437        1
                                                       -------      --------     --------  -------    -------      ---

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................    $44,380      $ 13,275     $152,081  $(3,274)   $44,215      $80
                                                       =======      ========     ========  =======    =======      ===

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                    EQ/SMALL  EQ/T. ROWE
                                                    COMPANY  PRICE GROWTH MULTIMANAGER MULTIMANAGER TARGET 2015 TARGET 2025
                                                     INDEX*     STOCK*     CORE BOND*  TECHNOLOGY*  ALLOCATION* ALLOCATION*
                                                    -------- ------------ ------------ ------------ ----------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios................... $ 47,528   $    --      $ 27,733    $     319    $ 21,334    $ 40,100
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................    1,106       154           329        1,170         475         715
                                                    --------   -------      --------    ---------    --------    --------

NET INVESTMENT INCOME (LOSS).......................   46,422      (154)       27,404         (851)     20,859      39,385
                                                    --------   -------      --------    ---------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........  158,072     3,407       (10,717)     325,182     (64,557)     11,493
   Net realized gain distribution from the
    Portfolios.....................................  272,743    11,087         1,509      241,608      28,616          --
                                                    --------   -------      --------    ---------    --------    --------
 Net realized gain (loss) on investments...........  430,815    14,494        (9,208)     566,790     (35,941)     11,493
                                                    --------   -------      --------    ---------    --------    --------

 Net change in unrealized appreciation
   (depreciation) of investments...................  378,851    16,454        11,341     (153,573)    129,008     166,991
                                                    --------   -------      --------    ---------    --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................  809,666    30,948         2,133      413,217      93,067     178,484
                                                    --------   -------      --------    ---------    --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS................................... $856,088   $30,794      $ 29,537    $ 412,366    $113,926    $217,869
                                                    ========   =======      ========    =========    ========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2016

                                                    TARGET 2035 TARGET 2045 TARGET 2055
                                                    ALLOCATION* ALLOCATION* ALLOCATION*
                                                    ----------- ----------- -----------
INCOME AND EXPENSES:
 Investment Income:
   Dividends from the Portfolios...................  $ 25,417    $ 18,341     $ 1,756
 Expenses:
   Asset-based charges and direct operating
    expenses.......................................       443         331          18
                                                     --------    --------     -------

NET INVESTMENT INCOME (LOSS).......................    24,974      18,010       1,738
                                                     --------    --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Net realized gain (loss) on investments.........    16,343      (7,824)        (32)
   Net realized gain distribution from the
    Portfolios.....................................        --          --       7,613
                                                     --------    --------     -------
 Net realized gain (loss) on investments...........    16,343      (7,824)      7,581
                                                     --------    --------     -------

 Net change in unrealized appreciation
   (depreciation) of investments...................    98,840      91,406      (2,844)
                                                     --------    --------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.......................................   115,183      83,582       4,737
                                                     --------    --------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................  $140,157    $101,592     $ 6,475
                                                     ========    ========     =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                           1290 VT SOCIALLY     ALL ASSET AGGRESSIVE-  ALL ASSET GROWTH-
                                                             RESPONSIBLE*            ALT 25*                ALT 20*
                                                        ----------------------  --------------------  ------------------
                                                           2016        2015       2016        2015      2016      2015
                                                        ----------  ----------   --------   -------   --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   26,747  $   23,197  $    707    $   569   $  3,759  $    605
 Net realized gain (loss) on investments...............    144,313     561,902     1,624        938      1,262        29
 Net change in unrealized appreciation (depreciation)
   of investments......................................     37,738    (571,837)    2,592     (3,209)     5,237    (4,310)
                                                        ----------  ----------   --------   -------   --------  --------

 Net increase (decrease) in net assets resulting from
   operations..........................................    208,798      13,262     4,923     (1,702)    10,258    (3,676)
                                                        ----------  ----------   --------   -------   --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    174,237     185,722    29,973     27,566     12,446    21,783
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     88,605    (109,030)  (25,478)    28,249    202,780     1,381
 Redemptions for contract benefits and terminations....   (285,178)   (548,186)   (7,842)      (893)    (2,687)  (38,178)
 Contract maintenance charges..........................    (17,016)    (18,634)     (614)      (314)    (1,088)     (772)
                                                        ----------  ----------   --------   -------   --------  --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................    (39,352)   (490,128)   (3,961)    54,608    211,451   (15,786)
                                                        ----------  ----------   --------   -------   --------  --------

NET INCREASE (DECREASE) IN NET ASSETS..................    169,446    (476,866)      962     52,906    221,709   (19,462)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  2,257,485   2,734,351    75,225     22,319     74,709    94,171
                                                        ----------  ----------   --------   -------   --------  --------

NET ASSETS -- END OF YEAR OR PERIOD.................... $2,426,931  $2,257,485  $ 76,187    $75,225   $296,418  $ 74,709
                                                        ==========  ==========   ========   =======   ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                        ALL ASSET MODERATE     AXA AGGRESSIVE         AXA CONSERVATIVE
                                                         GROWTH-ALT 15*          ALLOCATION*             ALLOCATION*
                                                        ----------------   ----------------------  ----------------------
                                                          2016      2015      2016        2015        2016        2015
                                                        -------   -------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   461   $    63  $   22,255  $   24,736  $   20,980  $   10,234
 Net realized gain (loss) on investments...............   1,043        81     173,718     188,763      21,905      20,441
 Net change in unrealized appreciation (depreciation)
   of investments......................................     197      (428)     10,796    (252,841)        627     (35,207)
                                                        -------   -------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................   1,701      (284)    206,769     (39,342)     43,512      (4,532)
                                                        -------   -------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................  26,280     4,325     351,510     345,553     141,743     175,891
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........    (329)       --     (70,416)   (138,794)    920,187    (123,758)
 Redemptions for contract benefits and terminations....  (1,583)   (1,092)   (507,531)   (112,064)   (144,887)    (67,950)
 Contract maintenance charges..........................    (293)      (62)    (18,672)    (20,723)    (13,132)    (13,259)
                                                        -------   -------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................  24,075     3,171    (245,109)     73,972     903,911     (29,076)
                                                        -------   -------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..................  25,776     2,887     (38,340)     34,630     947,423     (33,608)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............   7,328     4,441   2,569,439   2,534,809   1,273,128   1,306,736
                                                        -------   -------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $33,104   $ 7,328  $2,531,099  $2,569,439  $2,220,551  $1,273,128
                                                        =======   =======  ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                                           AXA INTERNATIONAL
                                                         AXA CONSERVATIVE-PLUS     AXA GLOBAL EQUITY         CORE MANAGED
                                                              ALLOCATION*         MANAGED VOLATILITY*         VOLATILITY*
                                                        ----------------------  ----------------------  ----------------------
                                                           2016        2015        2016        2015        2016        2015
                                                        ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $    9,798  $    8,938  $   12,975  $   14,892  $    4,173  $      695
 Net realized gain (loss) on investments...............     21,313      39,302      89,873      88,799      40,946      23,376
 Net change in unrealized appreciation (depreciation)
   of investments......................................     19,665     (57,421)    (34,558)   (129,412)    (45,300)   (105,206)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................     50,776      (9,181)     68,290     (25,721)       (181)    (81,135)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    167,114     155,838     161,196     170,698     154,153     174,039
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     22,600      13,131    (113,433)   (129,733)   (273,287)   (219,840)
 Redemptions for contract benefits and terminations....   (182,052)    (70,271)   (264,787)   (237,741)   (133,763)   (399,041)
 Contract maintenance charges..........................     (9,062)    (10,907)    (12,222)    (15,211)    (13,214)    (16,800)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................     (1,400)     87,791    (229,246)   (211,987)   (266,111)   (461,642)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................         --          --        (649)         --          --          --
                                                        ----------  ----------  ----------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS..................     49,376      78,610    (161,605)   (237,708)   (266,292)   (542,777)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  1,076,710     998,100   1,606,567   1,844,275   1,855,646   2,398,423
                                                        ----------  ----------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $1,126,086  $1,076,710  $1,444,962  $1,606,567  $1,589,354  $1,855,646
                                                        ==========  ==========  ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                        AXA INTERNATIONAL
                                                          VALUE MANAGED    AXA LARGE CAP GROWTH
                                                           VOLATILITY*      MANAGED VOLATILITY*
                                                        ----------------  ----------------------
                                                          2016     2015      2016        2015
                                                        -------  -------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   248  $    54  $   18,996  $    8,950
 Net realized gain (loss) on investments...............      82      426     242,865     588,781
 Net change in unrealized appreciation (depreciation)
   of investments......................................      90   (2,105)    (87,101)   (447,410)
                                                        -------  -------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................     420   (1,625)    174,760     150,321
                                                        -------  -------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   2,207    2,399     300,370     231,156
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........      --     (673)    (12,496)   (266,671)
 Redemptions for contract benefits and terminations....     (14)  (1,149)   (195,411)   (621,153)
 Contract maintenance charges..........................    (530)    (523)    (24,597)    (27,950)
                                                        -------  -------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   1,663       54      67,866    (684,618)
                                                        -------  -------  ----------  ----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................      --      (23)        143        (143)
                                                        -------  -------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..................   2,083   (1,594)    242,769    (534,440)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  50,665   52,259   3,329,280   3,863,720
                                                        -------  -------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $52,748  $50,665  $3,572,049  $3,329,280
                                                        =======  =======  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                          AXA LARGE CAP VALUE       AXA MID CAP VALUE
                                                          MANAGED VOLATILITY*      MANAGED VOLATILITY*
                                                        -----------------------  -----------------------
                                                           2016         2015        2016         2015
                                                        ----------  -----------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $  153,053  $   148,449  $   92,357  $    61,267
 Net realized gain (loss) on investments...............    820,870      623,462     423,444      411,919
 Net change in unrealized appreciation (depreciation)
   of investments......................................    370,429   (1,154,100)    760,784     (747,242)
                                                        ----------  -----------  ----------  -----------

 Net increase (decrease) in net assets resulting from
   operations..........................................  1,344,352     (382,189)  1,276,585     (274,056)
                                                        ----------  -----------  ----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    512,423      576,243     342,109      443,981
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     53,564     (526,514)   (108,569)    (265,300)
 Redemptions for contract benefits and terminations....   (957,436)    (972,935)   (903,086)  (1,295,296)
 Contract maintenance charges..........................    (63,784)     (72,369)    (55,932)     (67,440)
                                                        ----------  -----------  ----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   (455,233)    (995,575)   (725,478)  (1,184,055)
                                                        ----------  -----------  ----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS..................    889,119   (1,377,764)    551,107   (1,458,111)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  8,837,849   10,215,613   7,700,995    9,159,106
                                                        ----------  -----------  ----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $9,726,968  $ 8,837,849  $8,252,102  $ 7,700,995
                                                        ==========  ===========  ==========  ===========

                                                              AXA MODERATE
                                                               ALLOCATION*
                                                        ------------------------
                                                            2016         2015
                                                        -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   187,520  $   156,925
 Net realized gain (loss) on investments...............     628,802      872,228
 Net change in unrealized appreciation (depreciation)
   of investments......................................     229,053   (1,196,178)
                                                        -----------  -----------

 Net increase (decrease) in net assets resulting from
   operations..........................................   1,045,375     (167,025)
                                                        -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   4,061,692    4,473,215
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     773,103     (737,608)
 Redemptions for contract benefits and terminations....  (2,996,338)  (2,926,052)
 Contract maintenance charges..........................    (163,559)    (196,864)
                                                        -----------  -----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   1,674,898      612,691
                                                        -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS..................   2,720,273      445,666
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  18,962,377   18,516,711
                                                        -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $21,682,650  $18,962,377
                                                        ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                           AXA MODERATE-PLUS      AXA/AB SMALL CAP      AXA/CLEARBRIDGE
                                                              ALLOCATION*              GROWTH*         LARGE CAP GROWTH*
                                                        ----------------------  --------------------  -------------------
                                                           2016        2015        2016       2015       2016      2015
                                                        ----------  ----------  ---------  ---------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   13,861  $   14,044  $   1,355  $      54  $     (79) $    (59)
 Net realized gain (loss) on investments...............     85,368      75,905    (25,672)    73,644    (29,476)   27,196
 Net change in unrealized appreciation (depreciation)
   of investments......................................      9,613    (112,842)    76,614    (88,857)    39,278   (21,311)
                                                        ----------  ----------  ---------  ---------  ---------  --------

 Net increase (decrease) in net assets resulting from
   operations..........................................    108,842     (22,893)    52,297    (15,159)     9,723     5,826
                                                        ----------  ----------  ---------  ---------  ---------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    342,767     354,437     60,479    117,950    118,253    83,351
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     (5,674)     49,640    (27,696)    (5,020)   (32,750)   23,461
 Redemptions for contract benefits and terminations....   (343,961)    (70,885)  (187,694)  (189,664)  (120,358)  (71,247)
 Contract maintenance charges..........................    (13,398)    (12,374)    (4,162)    (6,025)    (3,279)   (3,005)
                                                        ----------  ----------  ---------  ---------  ---------  --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................    (20,266)    320,818   (159,073)   (82,759)   (38,134)   32,560
                                                        ----------  ----------  ---------  ---------  ---------  --------

NET INCREASE (DECREASE) IN NET ASSETS..................     88,576     297,925   (106,776)   (97,918)   (28,411)   38,386
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  1,553,516   1,255,591    556,788    654,706    456,242   417,856
                                                        ----------  ----------  ---------  ---------  ---------  --------

NET ASSETS -- END OF YEAR OR PERIOD.................... $1,642,092  $1,553,516  $ 450,012  $ 556,788  $ 427,831  $456,242
                                                        ==========  ==========  =========  =========  =========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                               CHARTER/SM/ MULTI-   CHARTER/SM/ SMALL CAP
                                                        AXA/JANUS ENTERPRISE*     SECTOR BOND*            VALUE*
                                                        --------------------  --------------------  --------------------
                                                          2016       2015        2016       2015      2016       2015
                                                        --------   --------   ----------  --------  --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $    (41)  $    (34)  $   21,605  $ 14,600  $    153   $    350
 Net realized gain (loss) on investments...............  (20,124)   (10,850)     (18,104)   (5,202)   16,744     18,978
 Net change in unrealized appreciation (depreciation)
   of investments......................................   17,694        603       18,517   (16,249)  (11,959)   (28,140)
                                                        --------   --------   ----------  --------  --------   --------

 Net increase (decrease) in net assets resulting from
   operations..........................................   (2,471)   (10,281)      22,018    (6,851)    4,938     (8,812)
                                                        --------   --------   ----------  --------  --------   --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   97,514     32,408      119,345   143,832       373      1,610
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........  (22,540)    17,648       74,075    76,316        --    (46,902)
 Redemptions for contract benefits and terminations....  (30,761)   (55,657)     (63,556)  (93,231)  (51,552)    (1,230)
 Contract maintenance charges..........................   (1,317)    (1,063)      (6,921)   (7,094)     (392)      (929)
                                                        --------   --------   ----------  --------  --------   --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   42,896     (6,664)     122,943   119,823   (51,571)   (47,451)
                                                        --------   --------   ----------  --------  --------   --------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................       --         --           --        --        --        (22)
                                                        --------   --------   ----------  --------  --------   --------

NET INCREASE (DECREASE) IN NET ASSETS..................   40,425    (16,945)     144,961   112,972   (46,633)   (56,285)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  133,071    150,016      928,971   815,999    59,408    115,693
                                                        --------   --------   ----------  --------  --------   --------

NET ASSETS -- END OF YEAR OR PERIOD.................... $173,496   $133,071   $1,073,932  $928,971  $ 12,775   $ 59,408
                                                        ========   ========   ==========  ========  ========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                        EQ/BLACKROCK BASIC EQ/BOSTON ADVISORS    EQ/CAPITAL GUARDIAN
                                                          VALUE EQUITY*      EQUITY INCOME*           RESEARCH*
                                                        -----------------  ------------------  ----------------------
                                                          2016     2015      2016      2015       2016        2015
                                                        -------  --------  --------  --------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $ 1,299  $  1,086  $ 12,415  $  5,308  $   59,177  $   41,728
 Net realized gain (loss) on investments...............     372     5,024    57,323    15,227     645,653     559,201
 Net change in unrealized appreciation (depreciation)
   of investments......................................  12,575   (10,722)    8,032   (24,471)   (125,423)   (433,987)
                                                        -------  --------  --------  --------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................  14,246    (4,612)   77,770    (3,936)    579,407     166,942
                                                        -------  --------  --------  --------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   2,975     3,206    77,562    46,005     430,663     511,376
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........      --   (11,064)  209,832    16,294     (76,189)   (217,874)
 Redemptions for contract benefits and terminations....      --        --   (19,879)  (13,990)   (925,855)   (849,190)
 Contract maintenance charges..........................    (954)     (971)   (3,360)   (2,586)    (53,346)    (62,256)
                                                        -------  --------  --------  --------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   2,021    (8,829)  264,155    45,723    (624,727)   (617,944)
                                                        -------  --------  --------  --------  ----------  ----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................      --        --        --        --          --         201
                                                        -------  --------  --------  --------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..................  16,267   (13,441)  341,925    41,787     (45,320)   (450,801)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  77,640    91,081   333,367   291,580   7,182,611   7,633,412
                                                        -------  --------  --------  --------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $93,907  $ 77,640  $675,292  $333,367  $7,137,291  $7,182,611
                                                        =======  ========  ========  ========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                  EQ/GAMCO MERGERS AND     EQ/GAMCO SMALL
                                                          EQ/EQUITY 500 INDEX*       ACQUISITIONS*         COMPANY VALUE*
                                                        ------------------------  ------------------   ----------------------
                                                            2016         2015       2016       2015       2016        2015
                                                        -----------  -----------  --------   --------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   376,912  $   377,934  $    (32)  $    (29) $   13,927  $   14,724
 Net realized gain (loss) on investments...............   1,968,891    2,245,114     3,418      5,887     316,721     289,640
 Net change in unrealized appreciation (depreciation)
   of investments......................................     212,607   (2,436,673)    8,436     (2,689)    307,392    (470,211)
                                                        -----------  -----------  --------   --------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................   2,558,410      186,375    11,822      3,169     638,040    (165,847)
                                                        -----------  -----------  --------   --------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   1,777,629    1,740,670    42,142     15,743     342,656     364,615
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........      26,858     (127,199)  (34,480)    (2,068)   (196,474)   (145,691)
 Redemptions for contract benefits and terminations....  (2,675,842)  (3,902,564)  (28,318)    (2,329)   (242,609)   (306,679)
 Contract maintenance charges..........................    (170,347)    (192,676)   (1,134)      (960)    (22,599)    (23,312)
                                                        -----------  -----------  --------   --------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................  (1,041,702)  (2,481,769)  (21,790)    10,386    (119,026)   (111,067)
                                                        -----------  -----------  --------   --------  ----------  ----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................          --           --        --         --          --      (2,400)
                                                        -----------  -----------  --------   --------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..................   1,516,708   (2,295,394)   (9,968)    13,555     519,014    (279,314)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  23,292,065   25,587,459   129,002    115,447   2,785,244   3,064,558
                                                        -----------  -----------  --------   --------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $24,808,773  $23,292,065  $119,034   $129,002  $3,304,258  $2,785,244
                                                        ===========  ===========  ========   ========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                            EQ/INTERMEDIATE         EQ/INTERNATIONAL       EQ/JPMORGAN VALUE
                                                           GOVERNMENT BOND*           EQUITY INDEX*        OPPORTUNITIES*(A)
                                                        ----------------------  ------------------------  -------------------
                                                           2016        2015         2016         2015        2016      2015
                                                        ----------  ----------  -----------  -----------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   27,348  $   23,053  $   242,224  $   246,435  $       1  $  1,076
 Net realized gain (loss) on investments...............     11,489      20,635      331,373     (438,828)    62,783       875
 Net change in unrealized appreciation (depreciation)
   of investments......................................    (25,870)    (30,649)    (404,462)       6,747    (58,756)   (2,816)
                                                        ----------  ----------  -----------  -----------  ---------  --------

 Net increase (decrease) in net assets resulting from
   operations..........................................     12,967      13,039      169,135     (185,646)     4,028      (865)
                                                        ----------  ----------  -----------  -----------  ---------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    333,055     593,856      787,358      946,190         --         2
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........    372,352      25,398     (621,101)    (366,044)   (86,542)   44,493
 Redemptions for contract benefits and terminations....   (513,783)   (620,515)  (1,128,298)  (1,162,966)   (69,075)       --
 Contract maintenance charges..........................    (31,128)    (34,227)     (69,532)     (86,387)      (983)   (1,433)
                                                        ----------  ----------  -----------  -----------  ---------  --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................    160,496     (35,488)  (1,031,573)    (669,207)  (156,600)   43,062
                                                        ----------  ----------  -----------  -----------  ---------  --------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................         57          (8)          --           --         --        --
                                                        ----------  ----------  -----------  -----------  ---------  --------

NET INCREASE (DECREASE) IN NET ASSETS..................    173,520     (22,457)    (862,438)    (854,853)  (152,572)   42,197
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  3,935,270   3,957,727    9,899,317   10,754,170    152,642   110,445
                                                        ----------  ----------  -----------  -----------  ---------  --------

NET ASSETS -- END OF YEAR OR PERIOD.................... $4,108,790  $3,935,270  $ 9,036,879  $ 9,899,317  $      70  $152,642
                                                        ==========  ==========  ===========  ===========  =========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)EQ/JPMorgan Value Opportunities had no units at December 31, 2016, thus is not included in statement of Assets and Liabilities.

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                        EQ/LARGE CAP GROWTH EQ/MFS INTERNATIONAL
                                                              INDEX*               GROWTH*         EQ/MID CAP INDEX*
                                                        ------------------  --------------------  -------------------
                                                          2016      2015       2016       2015       2016      2015
                                                        --------  --------  ---------  ---------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $  6,054  $  4,909  $   2,654  $   2,309  $   9,096  $  5,744
 Net realized gain (loss) on investments...............   25,078    47,249    (16,443)       704    112,326    16,504
 Net change in unrealized appreciation (depreciation)
   of investments......................................   13,248   (40,710)    27,064        (81)    30,659   (38,272)
                                                        --------  --------  ---------  ---------  ---------  --------

 Net increase (decrease) in net assets resulting from
   operations..........................................   44,380    11,448     13,275      2,932    152,081   (16,024)
                                                        --------  --------  ---------  ---------  ---------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................  154,673   110,482     79,791     75,297    134,264    94,644
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........   14,730   197,001   (155,024)    34,696    220,933   165,512
 Redemptions for contract benefits and terminations....  (91,092)  (74,737)   (28,818)  (182,040)  (208,869)  (80,559)
 Contract maintenance charges..........................   (4,863)   (3,428)    (2,504)    (3,060)    (5,820)   (4,376)
                                                        --------  --------  ---------  ---------  ---------  --------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   73,448   229,318   (106,555)   (75,107)   140,508   175,221
                                                        --------  --------  ---------  ---------  ---------  --------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................       --        --         --        (24)        --        --
                                                        --------  --------  ---------  ---------  ---------  --------

NET INCREASE (DECREASE) IN NET ASSETS..................  117,828   240,766    (93,280)   (72,199)   292,589   159,197
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  522,977   282,211    377,669    449,868    649,084   489,887
                                                        --------  --------  ---------  ---------  ---------  --------

NET ASSETS -- END OF YEAR OR PERIOD.................... $640,805  $522,977  $ 284,389  $ 377,669  $ 941,673  $649,084
                                                        ========  ========  =========  =========  =========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                                                   EQ/PIMCO ULTRA SHORT
                                                            EQ/MONEY MARKET*               BOND*          EQ/QUALITY BOND PLUS*
                                                        ------------------------  ----------------------  --------------------
                                                            2016         2015        2016        2015      2016        2015
                                                        -----------  -----------  ----------  ----------   ------     -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $    (3,272) $    (3,383) $   22,778  $    9,532  $   79     $    74
 Net realized gain (loss) on investments...............         (72)          45      (1,779)    (10,336)      2          12
 Net change in unrealized appreciation (depreciation)
   of investments......................................          70         (230)     23,216      (5,432)     (1)        (67)
                                                        -----------  -----------  ----------  ----------   ------     -------

 Net increase (decrease) in net assets resulting from
   operations..........................................      (3,274)      (3,568)     44,215      (6,236)     80          19
                                                        -----------  -----------  ----------  ----------   ------     -------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................   1,673,728    6,229,062     316,676     264,870      --          --
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........     331,496      924,003       6,503    (164,102)     --      (2,252)
 Redemptions for contract benefits and terminations....  (3,221,725)  (7,134,770)   (106,446)   (467,732)     --          --
 Contract maintenance charges..........................     (98,070)    (146,400)    (14,859)    (16,291)    (93)       (104)
                                                        -----------  -----------  ----------  ----------   ------     -------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................  (1,314,571)    (128,105)    201,874    (383,255)    (93)     (2,356)
                                                        -----------  -----------  ----------  ----------   ------     -------

 Net increase (decrease) in amount retained by AXA in
   Separate Account No. 66.............................         (21)          37          (5)        (20)    (36)         --
                                                        -----------  -----------  ----------  ----------   ------     -------

NET INCREASE (DECREASE) IN NET ASSETS..................  (1,317,866)    (131,636)    246,084    (389,511)    (49)     (2,337)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  13,818,572   13,950,208   2,079,170   2,468,681   7,069       9,406
                                                        -----------  -----------  ----------  ----------   ------     -------

NET ASSETS -- END OF YEAR OR PERIOD.................... $12,500,706  $13,818,572  $2,325,254  $2,079,170  $7,020     $ 7,069
                                                        ===========  ===========  ==========  ==========   ======     =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                           EQ/SMALL COMPANY       EQ/T. ROWE PRICE      MULTIMANAGER CORE
                                                                INDEX*             GROWTH STOCK*              BOND*
                                                        ----------------------  -------------------  ----------------------
                                                           2016        2015       2016       2015       2016        2015
                                                        ----------  ----------  --------  ---------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   46,422  $   41,195  $   (154) $     (97) $   27,404  $   26,376
 Net realized gain (loss) on investments...............    430,815     607,027    14,494     62,520      (9,208)    (13,766)
 Net change in unrealized appreciation (depreciation)
   of investments......................................    378,851    (842,157)   16,454    (26,733)     11,341     (14,469)
                                                        ----------  ----------  --------  ---------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................    856,088    (193,935)   30,794     35,690      29,537      (1,859)
                                                        ----------  ----------  --------  ---------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    458,960     486,363   212,156     77,527     128,967     400,036
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........   (340,872)   (253,712)    4,636     47,693     355,004     487,342
 Redemptions for contract benefits and terminations....   (635,802)   (893,039)  (45,121)  (150,884)   (692,545)   (304,780)
 Contract maintenance charges..........................    (31,791)    (39,826)   (4,539)    (3,208)     (9,470)    (10,317)
                                                        ----------  ----------  --------  ---------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   (549,505)   (700,214)  167,132    (28,872)   (218,044)    572,281
                                                        ----------  ----------  --------  ---------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..................    306,583    (894,149)  197,926      6,818    (188,507)    570,422
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  4,399,041   5,293,190   421,903    415,085   1,629,047   1,058,625
                                                        ----------  ----------  --------  ---------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $4,705,624  $4,399,041  $619,829  $ 421,903  $1,440,540  $1,629,047
                                                        ==========  ==========  ========  =========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                             MULTIMANAGER             TARGET 2015             TARGET 2025
                                                              TECHNOLOGY*             ALLOCATION*             ALLOCATION*
                                                        ----------------------  ----------------------  ----------------------
                                                           2016        2015        2016        2015        2016        2015
                                                        ----------  ----------  ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $     (851) $   (1,081) $   20,859  $   24,585  $   39,385  $   32,437
 Net realized gain (loss) on investments...............    566,790     691,582     (35,941)     34,361      11,493      76,906
 Net change in unrealized appreciation (depreciation)
   of investments......................................   (153,573)   (396,663)    129,008    (101,199)    166,991    (163,640)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   operations..........................................    412,366     293,838     113,926     (42,253)    217,869     (54,297)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    384,784     358,375      87,908      86,372     556,918     426,659
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........   (126,356)   (375,154)    (25,116)    300,394     (16,044)     (4,760)
 Redemptions for contract benefits and terminations....   (347,396)   (475,386)   (766,839)   (790,489)   (418,834)   (385,252)
 Contract maintenance charges..........................    (32,626)    (35,888)    (14,689)    (20,597)    (22,955)    (21,812)
                                                        ----------  ----------  ----------  ----------  ----------  ----------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................   (121,594)   (528,053)   (718,736)   (424,320)     99,085      14,835
                                                        ----------  ----------  ----------  ----------  ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS..................    290,772    (234,215)   (604,810)   (466,573)    316,954     (39,462)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  4,564,038   4,798,253   2,062,955   2,529,528   2,578,307   2,617,769
                                                        ----------  ----------  ----------  ----------  ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD.................... $4,854,810  $4,564,038  $1,458,145  $2,062,955  $2,895,261  $2,578,307
                                                        ==========  ==========  ==========  ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2016 AND 2015

                                                              TARGET 2035             TARGET 2045          TARGET 2055
                                                              ALLOCATION*             ALLOCATION*         ALLOCATION*(B)
                                                        ----------------------  ----------------------  -----------------
                                                           2016        2015        2016        2015       2016      2015
                                                        ----------  ----------  ----------  ----------  --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss).......................... $   24,974  $   20,844  $   18,010  $   17,631  $  1,738  $   457
 Net realized gain (loss) on investments...............     16,343      90,192      (7,824)     66,074     7,581       25
 Net change in unrealized appreciation (depreciation)
   of investments......................................     98,840    (140,669)     91,406    (111,882)   (2,844)  (2,265)
                                                        ----------  ----------  ----------  ----------  --------  -------

 Net increase (decrease) in net assets resulting from
   operations..........................................    140,157     (29,633)    101,592     (28,177)    6,475   (1,783)
                                                        ----------  ----------  ----------  ----------  --------  -------

FROM CONTRACTOWNERS TRANSACTIONS:
 Payments received from contractowners.................    432,622     473,611     425,750     378,976    53,259    3,170
 Transfers between Variable Investment Options
   including guaranteed interest account, net..........    (89,884)   (200,836)   (204,217)     22,072    63,252   31,248
 Redemptions for contract benefits and terminations....   (195,116)   (238,123)   (239,804)   (265,337)     (847)      --
 Contract maintenance charges..........................    (14,329)    (13,992)    (11,691)    (11,727)     (640)    (106)
                                                        ----------  ----------  ----------  ----------  --------  -------

 Net increase (decrease) in net assets resulting from
   contractowners transactions.........................    133,293      20,660     (29,962)    123,984   115,024   34,312
                                                        ----------  ----------  ----------  ----------  --------  -------

NET INCREASE (DECREASE) IN NET ASSETS..................    273,450      (8,973)     71,630      95,807   121,499   32,529
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..............  1,645,572   1,654,545   1,333,105   1,237,298    32,529       --
                                                        ----------  ----------  ----------  ----------  --------  -------

NET ASSETS -- END OF YEAR OR PERIOD.................... $1,919,022  $1,645,572  $1,404,735  $1,333,105  $154,028  $32,529
                                                        ==========  ==========  ==========  ==========  ========  =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(b)Units were made available on May 26, 2015.

                                    FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

1. Organization

   Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, the "Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Equi-Pen-Plus ("EPP"), Members Retirement Program ("MRP"), and Retirement Investment Account ("RIA") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   Separate Account No. 66 consists of 45 Variable Investment Options. The Account invests in shares of mutual funds of AXA Premier VIP Trust ("VIP") and EQ Advisors Trust ("EQAT") (collectively "the Trusts"). The Trusts are open-end investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, "the Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

   Separate Account No. 10, 4, and 3 present a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, a Statement of Changes in Net Assets for the years ended December 31, 2016 and 2015, and a Portfolio of Investments as of December 31, 2016. The Contractowners invest in Separate Accounts No. 10, 4 and 3 under the following respective names:

                 RIA                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund
                 MRP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Growth Equity
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund
                 EPP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund
            INSTITUTIONAL              POOLED SEPARATE ACCOUNT FUNDS
                                       -----------------------------
Separate Account No. 10                Balanced Account
Separate Account No. 4                 Growth Stock Account
Separate Account No. 3                 Mid Cap Growth Stock Account

                                    FSA-68

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

1. Organization (Continued)


   Separate Account No. 66 consists of the Variable Investment Options listed below. Separate Accounts No. 66 presents, for each of these Variable Investment Options, a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, and a Statement of Changes in Net Assets for the years or periods ended
   December 31, 2016 and 2015, except as otherwise indicated below:

Separate Account No. 66:               EQ ADVISORS TRUST*
                                       ------------------
                                       1290 VT Socially Responsible/(1)/      EQ/Large Cap Growth Index
                                       AXA Global Equity Managed Volatility   EQ/Mid Cap Index
                                       AXA International Core Managed
                                       Volatility                             EQ/Money Market
                                       AXA International Value Managed
                                       Volatility                             EQ/Quality Bond PLUS
                                       AXA Large Cap Core Managed
                                       Volatility/(5)/                        EQ/T. Rowe Price Growth Stock
                                       AXA Large Cap Growth Managed
                                       Volatility                             Multimanager Technology
                                                                              AXA PREMIER VIP TRUST*
                                       AXA Large Cap Value Managed Volatility ----------------------
                                       AXA Mid Cap Value Managed Volatility   Charter/SM/ Multi-Sector Bond
                                       AXA/AB Small Cap Growth                Charter/SM/ Small Cap Value
                                       AXA/ClearBridge Large Cap Growth/(2)/
                                       EQ/BlackRock Basic Value Equity
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/Intermediate Government Bond
                                       EQ/International Equity Index
                                       EQ/JPMorgan Value Opportunities/(6)/
                                       EQ ADVISORS TRUST*                     AXA PREMIER VIP TRUST*
                                       ------------------                     ----------------------
                                       1290 VT Socially Responsible/(1)/      AXA Aggressive Allocation
                                       All Asset Aggressive - Alt 25          AXA Conservative Allocation
                                       All Asset Growth - Alt 20              AXA Conservative-Plus Allocation
                                       All Asset Moderate Growth - Alt 15     AXA Moderate Allocation
                                       AXA Global Equity Managed Volatility   AXA Moderate-Plus Allocation
                                       AXA International Core Managed
                                       Volatility                             Charter/SM/ Multi-Sector Bond
                                       AXA Large Cap Growth Managed
                                       Volatility                             Target 2015 Allocation
                                       AXA Large Cap Value Managed Volatility Target 2025 Allocation
                                       AXA Mid Cap Value Managed Volatility   Target 2035 Allocation
                                       AXA/AB Small Cap Growth                Target 2045 Allocation
                                       AXA/ClearBridge Large Cap Growth/(2)/  Target 2055 Allocation /(4)/
                                       AXA/Janus Enterprise/(3)/
                                       EQ/Boston Advisors Equity Income
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/GAMCO Mergers and Acquisitions
                                       EQ/GAMCO Small Company Value
                                       EQ/Intermediate Government Bond
                                       EQ/International Equity Index
                                       EQ/Large Cap Growth Index
                                       EQ/MFS International Growth
                                       EQ/Mid Cap Index
                                       EQ/Money Market
                                       EQ/PIMCO Ultra Short Bond
                                       EQ/Small Company Index
                                       EQ/T. Rowe Price Growth Stock
                                       Multimanager Core Bond
                                       Multimanager Technology

   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   **As defined in the respective Prospectus of the Plans.
  (1)Formerly known as EQ/Calvert Socially Responsible.
  (2)Formerly known as EQ/Wells Fargo Omega Growth.
  (3)Formerly known as EQ/Morgan Stanley Mid Cap Growth.
  (4)Units were made available on May 26, 2015. The Account presents a Statement of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, and a Statement of Changes in Net Assets for the year ended December 31, 2016 and for the period ended December 31, 2015.
  (5)The account had no units at December 31, 2016 and 2015, thus did not present a Statements of Assets and Liabilities as of December 31, 2016, a Statement of Operations for the year ended December 31, 2016, and a Statement of Changes in Net Assets for the years or periods ended
     December 31, 2016 and 2015.
  (6)The account had no units at December 31, 2016, thus did not present a Statements of Assets and Liabilities as of December 31, 2016.

                                    FSA-69

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

1. Organization (Concluded)


   Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract ("Contracts") in connection with retirement savings on a tax-deferred basis.

   The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account"). AXA Equitable's General Account is subject to creditor rights.

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Accounts. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   ACCOUNTING POLICIES SPECIFIC TO SEPARATE ACCOUNTS NO. 10, 4 AND 3:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

   Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

                                    FSA-70

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

2. Significant Accounting Policies (Continued)

   Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   INVESTMENT TRANSACTIONS:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   FUTURES AND FORWARD CONTRACTS:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2016, the average monthly notional value of futures contracts held in Separate Account No. 4 was $500,186. All futures contracts were related to equity contracts. For the year ended December 31, 2016, Separate Account No. 10 did not enter into any futures contracts. Separate Account No. 3 does not enter into futures contracts.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings, but did not enter into any forward currency contracts during the year ended December 31, 2016. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions.

   MARKET AND CREDIT RISK:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

                                    FSA-71

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

2. Significant Accounting Policies (Continued)


   CONTRACTS IN PAYOUT:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   OTHER ASSETS AND LIABILITIES:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   CONTRACT PAYMENTS AND WITHDRAWALS:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   FOREIGN TAXES:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   ACCOUNTING POLICIES SPECIFIC TO SEPARATE ACCOUNT NO. 66:

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

                                    FSA-72

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

2. Significant Accounting Policies (Concluded)


   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

   Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant

                                    FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

3. Fair Value Disclosures (Continued)

   component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

   Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

   The Advisor has established a Valuation Committee (the "Committee") which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedure established by the Advisor and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee's responsibilities include:
   1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Advisor's pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

   The Committee is also responsible for monitoring the implementation of the pricing policies by the Advisor's Pricing Group (the "Pricing Group") and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

   In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Advisor's prices).

   For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No. 66.

   For Separate Accounts No. 10, 4, and 3, assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                                   FAIR VALUE MEASUREMENTS
                                                    AT DECEMBER 31, 2016
                                              ---------------------------------
                                                           LEVEL 1
                                              ---------------------------------
                                               SEPARATE    SEPARATE    SEPARATE
                                               ACCOUNT     ACCOUNT     ACCOUNT
                                              NO. 10/(2)/   NO. 4       NO. 3
                                              ----------  ----------- ----------
INVESTMENTS IN SECURITIES:
Assets
Common stocks
  Consumer discretionary..................... $1,257,256  $15,658,162 $5,457,013
  Consumer staples...........................    890,314    7,123,353    659,114
  Energy.....................................    590,907      471,931         --
  Financials.................................  1,654,828    2,162,358  1,958,743
  Health Care................................  1,145,898   12,059,378  3,589,905
  Industrials................................  1,050,673    8,311,214         --

                                    FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

3. Fair Value Disclosures (Continued)

                                                    FAIR VALUE MEASUREMENTS
                                                     AT DECEMBER 31, 2016
                                              -----------------------------------
                                                            LEVEL 1
                                              -----------------------------------
                                               SEPARATE     SEPARATE    SEPARATE
                                               ACCOUNT      ACCOUNT     ACCOUNT
                                              NO. 10/(2)/    NO. 4       NO. 3
                                              ----------  -----------  -----------
  Information Technology..................... $2,131,243  $23,602,273  $ 1,050,493
  Materials..................................    290,413    2,713,304    2,205,681
  Real Estate................................     67,485    2,028,914    4,699,415
  Telecommunication services.................    208,153      945,008           --
  Utilities..................................    249,607       19,148           --
                                              ----------  -----------  -----------
   TOTAL INVESTMENTS IN SECURITIES...........  9,536,777   75,095,043   19,620,364
OTHER FINANCIAL INSTRUMENTS:
Liabilities
  Futures Contracts/(3)/.....................         --       (1,155)          --
                                              ----------  -----------  -----------
TOTAL LEVEL 1................................ $9,536,777  $75,093,888  $19,620,364
                                              ==========  ===========  ===========

                                                             LEVEL 2
                                                 -------------------------------
                                                  SEPARATE   SEPARATE  SEPARATE
                                                  ACCOUNT    ACCOUNT   ACCOUNT
                                                 NO. 10/(2)/  NO. 4     NO. 3
                                                 ----------- --------- ---------
ASSETS
Investments:
Fixed Maturities, available for sale
  Corporate..................................... $ 2,823,100 $      -- $      --
  U.S. Treasury, government and agency..........   5,156,588        --        --
  States and political subdivision..............      36,988        --        --
  Foreign governments...........................      46,604        --        --
  Commercial mortgage-backed....................     229,890        --        --
  Residential mortgage-backed...................   2,504,092        --        --
  Asset-backed..................................      32,003        --        --
                                                 ----------- --------- ---------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE...  10,829,265        --        --
                                                 ----------- --------- ---------
Common stocks
  Consumer discretionary........................     413,558        --        --
  Consumer staples..............................     636,223        --        --
  Energy........................................     489,904        --        --
  Financials....................................   1,432,266        --        --
  Health care...................................     473,549        --        --
  Industrials...................................     886,801        --        --
  Information Technology........................     205,438        --        --
  Materials.....................................     702,643        --        --
  Real Estate...................................     232,769        --        --
  Telecommunication services....................     234,521        --        --
  Utilities.....................................     291,665        --        --
                                                 ----------- --------- ---------
   TOTAL COMMON STOCKS..........................   5,999,337        --        --
                                                 =========== ========= =========
   TOTAL LEVEL 2................................ $16,828,602 $      -- $      --
                                                 =========== ========= =========

                                    FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

3. Fair Value Disclosures (Concluded)

                                                       LEVEL 3
                                              --------------------------
                                              SEPARATE SEPARATE SEPARATE
                                              ACCOUNT  ACCOUNT  ACCOUNT
                                               NO. 10   NO. 4    NO. 3
                                              -------- -------- --------
ASSETS
Investments:
Fixed Maturities, available for sale
  Asset-backed...............................  $21,491  $    --  $    --
                                               -------  -------  -------
TOTAL LEVEL 3................................  $21,491  $    --  $    --
                                               =======  =======  =======

The table below presents a reconciliation for all Level 3 Assets at December 31, 2016:

                                                           LEVEL 3 INSTRUMENTS
                                                         FAIR VALUE MEASUREMENTS
                                                         SEPARATE ACCOUNT NO. 10
                                              ---------------------------------------------
                                                FIXED MATURITIES   COMMON STOCK
                                              -------------------  ------------
                                              COMMERCIAL
                                              MORTGAGE-    ASSET-                  TOTAL
                                                BACKED     BACKED  INDUSTRIALS  INVESTMENTS
                                              ----------  -------  ------------ -----------
BALANCE, DECEMBER 31, 2015...................   $ 35,860  $25,148     $      --    $ 61,008
Total gains (losses) realized and
  unrealized, included in:
Earnings as:
  Net amortization/accretion.................         --       20            --          20
                                                --------  -------     ---------    --------
   SUBTOTAL..................................     35,860   25,168            --      61,028
                                                --------  -------     ---------    --------
  Change in unrealized gain..................         --      172            --         172
  Settlements................................         --   (3,850)           --      (3,850)
  Transfers out/(1)/.........................    (35,860)      --            --     (35,860)
                                                --------  -------     ---------    --------
BALANCE, DECEMBER 31, 2016...................   $     --  $21,490     $      --    $ 21,490
                                                ========  =======     =========    ========

   ----------
  (1)For the year ended December 31, 2016, a Commercial Mortgage Backed security transferred from level 3 to level 2 due to changes in updated classification at the measurement date.
  (2)For the year ended December 31, 2016, several Common Stock securities transferred from level 1 to level 2 due to changes in updated classification at the measurement date.
  (3)Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized depreciation of futures contracts as reported in the portfolio of investments.

   The table below details the changes in unrealized gains for 2016 by category for Level 3 assets still held at December 31, 2016:

                                              SEPARATE ACCOUNT
                                                   NO. 10
                                              ----------------
LEVEL 3 INSTRUMENTS STILL HELD AT
  DECEMBER 31, 2016
Change in unrealized gains or losses
Fixed maturities, available for sale:
  Asset-backed...............................              $68
                                                           ---
TOTAL........................................              $68
                                                           ===

                                    FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016


4. Purchases and Sales of Portfolios

   Investment Security Transactions:

   For the year ended December 31, 2016, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4, and 3:

                                                       PURCHASES                      SALES
                                              ---------------------------- ----------------------------
                                                                  U.S.                         U.S.
                                                STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                                          DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                                          --------------- ------------ --------------- ------------
Separate Account No. 10......................     $23,821,483   $4,841,519     $25,552,318   $5,249,218
Separate Account No. 4.......................      12,984,932           --      23,963,848           --
Separate Account No. 3.......................      16,260,448           --      18,430,772           --

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2016 were as follows for Separate Account No. 66:

                                                             PURCHASES    SALES
                                                             ---------- ----------
1290 VT SOCIALLY RESPONSIBLE................................ $  385,146 $  351,389
ALL ASSET AGGRESSIVE-ALT 25.................................    435,794    438,036
ALL ASSET GROWTH-ALT 20.....................................    537,092    317,681
ALL ASSET MODERATE GROWTH-ALT 15............................    373,883    348,916
AXA AGGRESSIVE ALLOCATION...................................  1,018,269  1,130,923
AXA CONSERVATIVE ALLOCATION.................................  1,224,615    272,478
AXA CONSERVATIVE-PLUS ALLOCATION............................    224,376    187,023
AXA GLOBAL EQUITY MANAGED VOLATILITY........................    187,731    404,655
AXA INTERNATIONAL CORE MANAGED VOLATILITY...................    144,031    406,000
AXA INTERNATIONAL VALUE MANAGED VOLATILITY..................      2,455        544
AXA LARGE CAP GROWTH MANAGED VOLATILITY.....................    576,013    369,691
AXA LARGE CAP VALUE MANAGED VOLATILITY......................  1,236,644  1,538,691
AXA MID CAP VALUE MANAGED VOLATILITY........................  1,042,048  1,675,099
AXA MODERATE ALLOCATION.....................................  4,761,092  2,239,100
AXA MODERATE-PLUS ALLOCATION................................    405,686    344,232
AXA/AB SMALL CAP GROWTH.....................................    230,031    357,772
AXA/CLEARBRIDGE LARGE CAP GROWTH............................    214,953    251,086
AXA/JANUS ENTERPRISE........................................    160,821    117,884
CHARTER/SM/ MULTI-SECTOR BOND...............................    462,729    318,160
CHARTER/SM/ SMALL CAP VALUE.................................        526     51,945
EQ/BLACKROCK BASIC VALUE EQUITY.............................      4,273        953
EQ/BOSTON ADVISORS EQUITY INCOME............................    470,444    125,748
EQ/CAPITAL GUARDIAN RESEARCH................................    454,087  1,019,553
EQ/EQUITY 500 INDEX.........................................  2,447,944  2,807,983
EQ/GAMCO MERGERS AND ACQUISITIONS...........................     94,770    110,400
EQ/GAMCO SMALL COMPANY VALUE................................    883,558    884,971
EQ/INTERMEDIATE GOVERNMENT BOND.............................    720,345    524,776
EQ/INTERNATIONAL EQUITY INDEX...............................    834,604  1,624,059
EQ/JPMORGAN VALUE OPPORTUNITIES.............................          1    156,600
EQ/LARGE CAP GROWTH INDEX...................................    271,527    159,403
EQ/MFS INTERNATIONAL GROWTH.................................    115,114    218,548
EQ/MID CAP INDEX............................................    785,487    590,066
EQ/MONEY MARKET.............................................  2,927,455  4,245,199
EQ/PIMCO ULTRA SHORT BOND...................................    384,421    159,738
EQ/QUALITY BOND PLUS........................................         83         98
EQ/SMALL COMPANY INDEX......................................  1,110,646  1,340,967

                                    FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

4. Purchases and Sales of Portfolios (Concluded)

                                 PURCHASES   SALES
                                 ---------- --------
EQ/T. ROWE PRICE GROWTH STOCK... $  421,860 $243,759
MULTIMANAGER CORE BOND..........    664,523  853,615
MULTIMANAGER TECHNOLOGY.........  1,021,650  902,402
TARGET 2015 ALLOCATION..........    130,541  799,826
TARGET 2025 ALLOCATION..........    632,559  494,029
TARGET 2035 ALLOCATION..........    415,082  256,765
TARGET 2045 ALLOCATION..........    443,678  455,616
TARGET 2055 ALLOCATION..........    125,096      711

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. EQAT and VIP issue Class A, Class B and Class K shares. All share classes issued by EQAT and VIP are subject to fees for investment management and advisory services and other Portfolio expenses. Class A and Class B are also subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by the EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable.

   AXA Equitable Funds Management Group, LLC ("FMG LLC"), a wholly-owned subsidiary of AXA Equitable serves as investment manager of the Portfolios of EQAT and VIP. FMG LLC either (1) contracts with and oversees the activities of the investment sub-advisors with respect to the Portfolios and is responsible for retaining and discontinuing the services of those sub-advisors or (2) directly manages the Portfolios. FMG LLC receives management fees for services performed in its capacity as investment manager of the Portfolios of EQAT and VIP, and pays fees to the sub-advisors for sub-advisory services to the respective Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.32% to a high of 1.45% (after waivers, reimbursements, fees paid indirectly and including indirect expenses, as applicable) of the average daily net assets of the Portfolios of EQAT and VIP. Since these fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, they are not included in the expenses or expense ratios of the Variable Investment Options.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the AXA/AB Small Cap Growth; EQ/ Equity 500 Index; EQ/International Equity Index; EQ/Large Cap Growth Index; EQ/Small Company Index and Separate Accounts No. 10, 4 and 3; as well as a portion of AXA Large Cap Value Managed Volatility and EQ/Quality Bond PLUS. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC (AXA Advisors) is a wholly-owned subsidiary of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

   AXA Equitable serves as the transfer agent for EQAT and VIP.

                                    FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016


6. Asset-based Charges and Contractowner Charges

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   RIA

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders
   (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   ADMINISTRATIVE FEES:

   Contracts investing in the Funds are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) reduction in unit value. For employer plans which adopted RIA after February 9, 1986, the monthly rate ranges are summarized in the table below:

COMBINED BALANCE
 OF INVESTMENT
    OPTIONS       MONTHLY RATE
----------------  --------------
First $150,000... 1/12 of 1.25%
Next $350,000.... 1/12 of 1.00%
Next $500,000.... 1/12 of 0.75%
Next $1,500,000.. 1/12 of 0.50%
Over $2,500,000.. 1/12 of 0.25%

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn and is deducted as a liquidation of Fund units.

   Loan Fee -- A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts
   No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

                                    FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

6. Asset-based Charges and Contractowner Charges (Continued)


   MRP

   Charges and fees relating to the Funds paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Funds. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. Prior to May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1.00% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000. Effective May 2, 2016, the Program expense charges will be as follows; if the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.65% of the next $250,000 and (iii) 0.50% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 0.85% of the first $250,000, (ii) 0.55% of the next $250,000 and (iii) 0.40% of the excess over $500,000.

 . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

 . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

 . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

   ADMINISTRATIVE FEES:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5...........     No Withdrawal Charge

                                    FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

6. Asset-based Charges and Contractowner Charges (Concluded)


   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts
   No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   ASSET MANAGEMENT FEES

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

   EACH CLIENT'S AGGREGATE INTEREST                  ANNUAL RATE
   --------------------------------     -------------------------------------
 Minimum Fee...........................                $5,000
 First $2 million......................              0.85 of 1%
 Next $3 million.......................              0.60 of 1%
 Next $5 million.......................              0.40 of 1%
 Next $15 million......................              0.30 of 1%
 Next $75 million......................              0.25 of 1%
 Excess over $100 million..............              0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

   ADMINISTRATIVE FEES

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   OPERATING AND EXPENSE CHARGES

   In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

7. Changes in Units Outstanding

   Accumulation units issued and redeemed as of December 31, were (in thousands):

   SEPARATE ACCOUNTS NO. 10, 4 AND 3:

                                 ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                                   BALANCED FUND           COMMON STOCK FUND        MID CAP GROWTH FUND
                             ------------------------  ------------------------- -------------------------
                             DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                 2016         2015         2016         2015         2016         2015
                             ------------ ------------ ------------ ------------ ------------ ------------
RIA
Issued......................      --           --           --           --           --           --
Redeemed....................      (3)          (2)          --           --           (1)          --
                                  --           --           --           --           --           --
Net Decrease................      (3)          (2)          --           --           (1)          --
                                  ==           ==           ==           ==           ==           ==

                                    FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016


7. Changes in Units Outstanding (Continued)


                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND          GROWTH EQUITY FUND        MID CAP GROWTH FUND
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2016         2015         2016         2015         2016         2015
               ------------ ------------ ------------ ------------ ------------ ------------
MRP
Issued........      22           23            2            4           11           12
Redeemed......     (49)         (70)          (8)         (12)         (34)         (36)
                   ---          ---           --          ---          ---          ---
Net Decrease..     (27)         (47)          (6)          (8)         (23)         (24)
                   ===          ===           ==          ===          ===          ===

                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND           COMMON STOCK FUND
               ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2016         2015         2016         2015
               ------------ ------------ ------------ ------------
EPP
Issued........      --           --           --           --
Redeemed......      --           --           --           --
                   ---          ---           --          ---
Net Decrease..      --           --           --           --
                   ===          ===           ==          ===

                                                                     MID CAP GROWTH STOCK
                   BALANCED ACCOUNT        GROWTH STOCK ACCOUNT             ACCOUNT
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2016         2015         2016         2015         2016         2015
               ------------ ------------ ------------ ------------ ------------ ------------
INSTITUTIONAL
Issued........      --           --           --           --           --           --
Redeemed......      --           --           (1)          --           --           --
                   ---          ---           --          ---          ---          ---
Net Decrease..      --           --           (1)          --           --           --
                   ===          ===           ==          ===          ===          ===

SEPARATE ACCOUNT NO. 66:

                                                               AXA           AXA
                                              AXA GLOBAL    INTERNATIONAL INTERNATIONAL
                                               EQUITY         CORE          VALUE       AXA LARGE CAP
                             1290 VT SOCIALLY  MANAGED       MANAGED       MANAGED      CORE MANAGED
                             RESPONSIBLE      VOLATILITY    VOLATILITY    VOLATILITY    VOLATILITY
                             ---------------- ------------- ------------- ------------- ------------
                             2016     2015    2016   2015   2016   2015   2016   2015   2016     2015
                             ----     ----    ----   ----   ----   ----   ----   ----   ----     ----
RIA
Net Issued..................  --       --      --     --     --     --     --     --     --       --
Net Redeemed................  --       --      --     --     --     --     --     --     --       (1)
                              --       --      --     --     --     --     --     --     --       --
Net Increase /(Decreased)...  --       --      --     --     --     --     --     --     --       (1)
                              ==       ==      ==     ==     ==     ==     ==     ==     ==       ==

                             AXA LARGE CAP    AXA LARGE CAP AXA MID CAP    AXA/AB       AXA/CLEARBRIDGE
                             GROWTH MANAGED   VALUE MANAGED VALUE MANAGED SMALL CAP     LARGE CAP
                             VOLATILITY       VOLATILITY    VOLATILITY     GROWTH        GROWTH
                             ---------------- ------------- ------------- ------------- ------------
                             2016     2015    2016   2015   2016   2015   2016   2015   2016     2015
                             ----     ----    ----   ----   ----   ----   ----   ----   ----     ----
RIA
Net Issued..................  --       --      --     --     --     --     --     --     --       --
Net Redeemed................  --       --      (1)    --     --     --     (1)    --     (1)      --
                              --       --      --     --     --     --     --     --     --       --
Net Increase /(Decreased)...  --       --      (1)    --     --     --     (1)    --     (1)      --
                              ==       ==      ==     ==     ==     ==     ==     ==     ==       ==

                                    FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Changes in Units Outstanding (Continued)



                             CHARTER/SM      CHARTER/SM/      EQ/BLACKROCK     EQ/CAPITAL
                             /MULTI-SECTOR   SMALL CAP        BASIC VALUE      GUARDIAN      EQ/EQUITY 500
                               BOND            VALUE           EQUITY          RESEARCH        INDEX
                             ------------    -------------    ------------     -----------   ------------
                             2016     2015   2016      2015   2016      2015   2016    2015  2016    2015
                             ----     ----   ----      ----   ----      ----   ----    ----  ----    ----
RIA
Net Issued..................  --       --     --        --     --        --     --      --    --        1
Net Redeemed................  --       --     --        --     --        --     --      --    --       --
                             ---      ---    ---       ---    ---       ---    ---     ---   ---     ----
Net Increase /(Decreased)...  --       --     --        --     --        --     --      --    --        1
                             ===      ===    ===       ===    ===       ===    ===     ===   ===     ====

                             EQ/INTERMEDIATE EQ/INTERNATIONAL EQ/JPMORGAN
                             GOVERNMENT       EQUITY            VALUE          EQ/LARGE CAP  EQ/MID CAP
                               BOND            INDEX          OPPORTUNITIES    GROWTH INDEX    INDEX
                             ------------    -------------    ------------     -----------   ------------
                             2016     2015   2016      2015   2016      2015   2016    2015  2016    2015
                             ----     ----   ----      ----   ----      ----   ----    ----  ----    ----
RIA
Net Issued..................  --       --     --        --     --         1     --      --    --       --
Net Redeemed................  --       --     --        (1)    (1)       --     --      --    --       --
                             ---      ---    ---       ---    ---       ---    ---     ---   ---     ----
Net Increase /(Decreased)...  --       --     --        (1)    (1)        1     --      --    --       --
                             ===      ===    ===       ===    ===       ===    ===     ===   ===     ====

                             EQ/MONEY        EQ/QUALITY       EQ/T. ROWE PRICE MULTIMANAGER
                              MARKET         BOND PLUS        GROWTH STOCK     TECHNOLOGY
                             ------------    -------------    ------------     -----------
                             2016     2015   2016      2015   2016      2015   2016    2015
                             ----     ----   ----      ----   ----      ----   ----    ----
RIA
Net Issued..................  --        2     --        --     --        --     --      --
Net Redeemed................  --       (2)    --        --     --        --     --      --
                             ---      ---    ---       ---    ---       ---    ---     ---
Net Increase /(Decreased)...  --       --     --        --     --        --     --      --
                             ===      ===    ===       ===    ===       ===    ===     ===

                                                                               ALL ASSET
                             1290 VT SOCIALLY ALL ASSET       ALL ASSET        MODERATE      AXA AGGRESSIVE
                             RESPONSIBLE     AGGRESSIVE-ALT 25 GROWTH-ALT 20    GROWTH-ALT 15 ALLOCATION
                             ------------    -------------    ------------     -----------   ------------
                             2016     2015   2016      2015   2016      2015   2016    2015  2016    2015
                             ----     ----   ----      ----   ----      ----   ----    ----  ----    ----
MRP
Net Issued..................  23       16     35         4     44         2     32       1    72       29
Net Redeemed................ (27)     (52)   (35)       --    (27)       (3)   (30)     --   (93)     (22)
                             ---      ---    ---       ---    ---       ---    ---     ---   ---     ----
Net Increase /(Decreased)...  (4)     (36)    --         4     17        (1)     2       1   (21)       7
                             ===      ===    ===       ===    ===       ===    ===     ===   ===     ====

                                                                                  AXA
                                AXA             AXA           AXA GLOBAL       INTERNATIONAL AXA LARGE CAP
                             CONSERVATIVE    CONSERVATIVE-    EQUITY MANAGED   CORE MANAGED  GROWTH MANAGED
                             ALLOCATION      PLUS ALLOCATION  VOLATILITY       VOLATILITY    VOLATILITY
                             ------------    -------------    ------------     -----------   ------------
                             2016     2015   2016      2015   2016      2015   2016    2015  2016    2015
                             ----     ----   ----      ----   ----      ----   ----    ----  ----    ----
MRP
Net Issued..................  95       19     15        20     12        10     12      12    43       32
Net Redeemed................ (22)     (22)   (15)      (13)   (21)      (24)   (33)    (47)  (37)    (100)
                             ---      ---    ---       ---    ---       ---    ---     ---   ---     ----
Net Increase /(Decreased)...  73       (3)    --         7     (9)      (14)   (21)    (35)    6      (68)
                             ===      ===    ===       ===    ===       ===    ===     ===   ===     ====

                                    FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Changes in Units Outstanding (Continued)



                                             AXA MID CAP
                             AXA LARGE CAP     VALUE                        AXA          AXA/AB
                             VALUE MANAGED    MANAGED     AXA MODERATE  MODERATE-PLUS   SMALL CAP
                             VOLATILITY      VOLATILITY   ALLOCATION    ALLOCATION       GROWTH
                             ------------    ----------   ------------  ------------    ---------------
                             2016     2015   2016   2015  2016   2015   2016     2015   2016     2015
                             ----     ----   ----   ----  ----   ----   ----     ----   ----     ----
MRP
Net Issued..................   60       23    37     16    320    284     26       37    13       11
Net Redeemed................  (77)     (74)  (66)   (64)  (185)  (233)   (28)     (11)  (18)     (10)
                             ----     ----   ---    ---   ----   ----   ----     ----   ---      ---
Net Increase /(Decreased)...  (17)     (51)  (29)   (48)   135     51     (2)      26    (5)       1
                             ====     ====   ===    ===   ====   ====   ====     ====   ===      ===

                             AXA/CLEARBRIDGE              CHARTER/SM     EQ/BOSTON      EQ/CAPITAL
                              LARGE CAP      AXA/JANUS    /MULTI-SECTOR ADVISORS EQUITY GUARDIAN
                               GROWTH        ENTERPRISE      BOND         INCOME        RESEARCH
                             ------------    ----------   ------------  ------------    ---------------
                             2016     2015   2016   2015  2016   2015   2016     2015   2016     2015
                             ----     ----   ----   ----  ----   ----   ----     ----   ----     ----
MRP
Net Issued..................   15        7    13      5     43     22     27       17    13       16
Net Redeemed................   (5)      (8)   (9)    (6)   (31)   (10)    (8)     (13)  (32)     (35)
                             ----     ----   ---    ---   ----   ----   ----     ----   ---      ---
Net Increase /(Decreased)...   10       (1)    4     (1)    12     12     19        4   (19)     (19)
                             ====     ====   ===    ===   ====   ====   ====     ====   ===      ===

                                                           EQ/GAMCO
                                             EQ/GAMCO        SMALL      EQ/INTERMEDIATE EQ/INTERNATIONAL
                             EQ/EQUITY 500   MERGERS AND    COMPANY     GOVERNMENT       EQUITY
                                INDEX        ACQUISITIONS    VALUE         BOND           INDEX
                             ------------    ----------   ------------  ------------    ---------------
                             2016     2015   2016   2015  2016   2015   2016     2015   2016     2015
                             ----     ----   ----   ----  ----   ----   ----     ----   ----     ----
MRP
Net Issued..................  106       94     7      1     30     15     55       77    31       39
Net Redeemed................ (173)    (260)   (9)    --    (35)   (19)   (42)     (81)  (80)     (69)
                             ----     ----   ---    ---   ----   ----   ----     ----   ---      ---
Net Increase /(Decreased)...  (67)    (166)   (2)     1     (5)    (4)    13       (4)  (49)     (30)
                             ====     ====   ===    ===   ====   ====   ====     ====   ===      ===

                                              EQ/MFS
                             EQ/LARGE CAP    INTERNATIONAL EQ/MID CAP     EQ/MONEY       EQ/PIMCO ULTRA
                             GROWTH INDEX     GROWTH         INDEX        MARKET        SHORT BOND
                             ------------    ----------   ------------  ------------    ---------------
                             2016     2015   2016   2015  2016   2015   2016     2015   2016     2015
                             ----     ----   ----   ----  ----   ----   ----     ----   ----     ----
MRP
Net Issued..................   16       33    10     10     46     14    293      813    30       27
Net Redeemed................  (10)     (18)  (19)   (16)   (31)    (5)  (424)    (825)  (13)     (59)
                             ----     ----   ---    ---   ----   ----   ----     ----   ---      ---
Net Increase /(Decreased)...    6       15    (9)    (6)    15      9   (131)     (12)   17      (32)
                             ====     ====   ===    ===   ====   ====   ====     ====   ===      ===

                                             EQ/T. ROWE   MULTIMANAGER
                              EQ/SMALL       PRICE GROWTH    CORE       MULTIMANAGER    TARGET 2015
                             COMPANY INDEX     STOCK         BOND       TECHNOLOGY      ALLOCATION
                             ------------    ----------   ------------  ------------    ---------------
                             2016     2015   2016   2015  2016   2015   2016     2015   2016     2015
                             ----     ----   ----   ----  ----   ----   ----     ----   ----     ----
MRP
Net Issued..................   31       15    27     17     60     97     29       15     7       38
Net Redeemed................  (51)     (43)  (15)   (19)   (82)   (41)   (34)     (31)  (66)     (74)
                             ----     ----   ---    ---   ----   ----   ----     ----   ---      ---
Net Increase /(Decreased)...  (20)     (28)   12     (2)   (22)    56     (5)     (16)  (59)     (36)
                             ====     ====   ===    ===   ====   ====   ====     ====   ===      ===

                                    FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

7. Changes in Units Outstanding (Concluded)


                             TARGET 2025 TARGET 2035 TARGET 2045 TARGET 2055
                             ALLOCATION  ALLOCATION  ALLOCATION  ALLOCATION
                             ----------  ----------  ----------  -----------
                             2016  2015  2016  2015  2016  2015  2016  2015
                             ----  ----  ----  ----  ----  ----  ----  ----
MRP
Net Issued..................  49    39    32    36    36    29    11     4
Net Redeemed................ (39)  (38)  (21)  (34)  (39)  (19)   --    --
                             ---   ---   ---   ---   ---   ---    --    --
Net Increase /(Decreased)...  10     1    11     2    (3)   10    11     4
                             ===   ===   ===   ===   ===   ===    ==    ==

   The -- on the Changes in Units section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

8. Financial Highlights

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

                                                               UNITS    ACCUMULATION INVESTMENT
                                                     UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                                     VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                                                    ------- ----------- ------------ ---------- -------- --------
SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
December 31, 2016  RIA*- contract charge 0.50% (a)  $313.83       4       $ 1,273       2.72%     6.88%    0.68%
December 31, 2015  RIA*- contract charge 0.50% (a)  $293.64       7       $ 2,013       2.49%     0.06%    0.63%
December 31, 2014  RIA*- contract charge 0.50% (a)  $293.46       9       $ 2,606       2.72%     4.40%    0.61%
December 31, 2013  RIA*- contract charge 0.50% (a)  $281.10      12       $ 3,355       2.51%    15.97%    0.71%
December 31, 2012  RIA*- contract charge 0.50% (a)  $242.40      13       $ 3,210       2.90%    13.06%    0.71%

December 31, 2016  MRP*- contract charge 0.50% (a)  $ 75.09     324       $24,339       2.72%     6.86%    0.68%
December 31, 2015  MRP*- contract charge 0.50% (a)  $ 70.27     351       $24,698       2.49%     0.06%    0.64%
December 31, 2014  MRP*- contract charge 0.50% (a)  $ 70.23     398       $27,987       2.72%     4.38%    0.61%
December 31, 2013  MRP*- contract charge 0.50% (a)  $ 67.28     431       $28,986       2.51%    15.96%    0.71%
December 31, 2012  MRP*- contract charge 0.50% (a)  $ 58.02     481       $27,916       2.90%    13.06%    0.71%

December 31, 2016  EPP*- contract charge 0.25% (a)  $332.13       1       $   210       2.72%     7.15%    0.43%
December 31, 2015  EPP*- contract charge 0.25% (a)  $309.98       1       $   190       2.49%     0.31%    0.39%
December 31, 2014  EPP*- contract charge 0.25% (a)  $309.01       1       $   197       2.72%     4.66%    0.36%
December 31, 2013  EPP*- contract charge 0.25% (a)  $295.26       1       $   233       2.51%    16.25%    0.46%
December 31, 2012  EPP*- contract charge 0.25% (a)  $253.98       1       $   185       2.90%    13.35%    0.46%

                                    FSA-85

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                                  UNITS    ACCUMULATION INVESTMENT
                                                      UNIT     OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                                      VALUE      (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                                                    ---------- ----------- ------------ ---------- -------- --------
BALANCED ACCOUNT
December 31, 2016  Institutional                    $35,151.35      --(b)    $    26       2.72%     7.41%    0.18%
December 31, 2015  Institutional                    $32,725.90      --(b)    $    24       2.49%     0.57%    0.14%
December 31, 2014  Institutional                    $32,541.85      --(b)    $    24       2.72%     4.92%    0.21%
December 31, 2013  Institutional                    $31,015.57      --(b)    $    24       2.51%    16.55%    0.21%
December 31, 2012  Institutional                    $26,612.24      --(b)    $ 2,800       2.90%    13.66%    0.21%

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
December 31, 2016  RIA*- contract charge 0.08% (a)  $ 1,695.51       2       $ 3,057       1.64%     6.90%    0.19%
December 31, 2015  RIA*- contract charge 0.08% (a)  $ 1,586.06       2       $ 2,999       1.61%     5.65%    0.16%
December 31, 2014  RIA*- contract charge 0.08% (a)  $ 1,501.17       2       $ 3,544       1.64%    12.86%    0.14%
December 31, 2013  RIA*- contract charge 0.08% (a)  $ 1,330.14       2       $ 3,290       1.71%    33.23%    0.20%
December 31, 2012  RIA*- contract charge 0.08% (a)  $   998.36       3       $ 3,083       1.88%    15.86%    0.11%

December 31, 2016  EPP*- contract charge 0.08% (a)  $ 1,759.26       1       $ 1,409       1.64%     6.90%    0.19%
December 31, 2015  EPP*- contract charge 0.08% (a)  $ 1,645.69       1       $ 1,391       1.61%     5.65%    0.16%
December 31, 2014  EPP*- contract charge 0.08% (a)  $ 1,557.61       1       $ 1,570       1.64%    12.86%    0.14%
December 31, 2013  EPP*- contract charge 0.08% (a)  $ 1,380.15       1       $ 1,468       1.71%    33.23%    0.20%
December 31, 2012  EPP*- contract charge 0.08% (a)  $ 1,035.90       1       $ 1,102       1.88%    15.86%    0.11%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
December 31, 2016  MRP*- contract charge 0.30% (a)  $   655.99      51       $33,742       1.64%     6.66%    0.41%
December 31, 2015  MRP*- contract charge 0.30% (a)  $   615.04      57       $34,827       1.61%     5.16%    0.39%
December 31, 2014  MRP*- contract charge 0.30% (a)  $   584.84      65       $37,929       1.64%    12.60%    0.36%
December 31, 2013  MRP*- contract charge 0.30% (a)  $   519.39      69       $35,727       1.71%    32.93%    0.42%
December 31, 2012  MRP*- contract charge 0.30% (a)  $   390.71      77       $30,232       1.88%    15.60%    0.33%

GROWTH STOCK ACCOUNT
December 31, 2016  Institutional                    $18,363.95       2       $37,114       1.64%     6.99%    0.11%
December 31, 2015  Institutional                    $17,164.79       3       $43,187       1.61%     5.74%    0.08%
December 31, 2014  Institutional                    $16,233.13       3       $48,535       1.64%    12.95%    0.12%
December 31, 2013  Institutional                    $14,372.16       3       $46,675       1.71%    33.34%    0.12%
December 31, 2012  Institutional                    $10,778.36       4       $40,660       1.88%    15.95%    0.03%

SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
December 31, 2016  RIA*- contract charge 0.50% (a)  $   517.64       2       $ 1,123       0.61%    (1.22)%   0.53%
December 31, 2015  RIA*- contract charge 0.50% (a)  $   524.03       3       $ 1,324       0.44%     1.14%    0.53%
December 31, 2014  RIA*- contract charge 0.50% (a)  $   518.14       3       $ 1,771       0.53%     2.12%    0.53%
December 31, 2013  RIA*- contract charge 0.50% (a)  $   507.36       4       $ 1,901       0.42%    33.41%    0.55%
December 31, 2012  RIA*- contract charge 0.50% (a)  $   380.29       4       $ 1,662       0.43%    13.33%    0.54%

December 31, 2016  MRP*- contract charge 0.65% (a)  $   105.46     174       $18,382       0.61%    (1.37)%   0.68%
December 31, 2015  MRP*- contract charge 0.65% (a)  $   106.93     197       $21,078       0.44%     0.97%    0.69%
December 31, 2014  MRP*- contract charge 0.65% (a)  $   105.90     221       $23,410       0.53%     1.96%    0.68%
December 31, 2013  MRP*- contract charge 0.65% (a)  $   103.86     246       $25,600       0.42%    33.22%    0.70%
December 31, 2012  MRP*- contract charge 0.65% (a)  $    77.96     274       $21,387       0.43%    13.17%    0.69%

MID CAP GROWTH STOCK ACCOUNT
December 31, 2016  Institutional                    $57,972.78      --(b)    $   812       0.61%    (0.72)%   0.03%
December 31, 2015  Institutional                    $58,395.05      --(b)    $   806       0.44%     1.65%    0.04%
December 31, 2014  Institutional                    $57,449.35      --(b)    $   827       0.53%     2.64%    0.05%
December 31, 2013  Institutional                    $55,973.12      --(b)    $   778       0.42%    34.08%    0.05%
December 31, 2012  Institutional                    $41,745.15      --(b)    $   634       0.43%    13.90%    0.04%

                                    FSA-86

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                       YEARS ENDED DECEMBER 31,
                                     ------------------------------------------------------------
                                                UNITS    ACCUMULATION INVESTMENT
                                      UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                      VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                                     ------- ----------- ------------ ---------- -------- --------

SEPARATE ACCOUNT NO. 66+
1290 VT SOCIALLY RESPONSIBLE
2016........ RIA*, 0.00% (a)         $175.79      --(c)     $   --       1.22%     9.95%    0.00%
             MRP*, 0.03% (a)         $ 14.80     164        $2,427       1.22%     9.96%    0.03%
2015........ RIA*, 0.00% (a)         $159.88      --(c)     $   --       0.98%     0.48%    0.00%
             MRP*, 0.02% (a)         $ 13.46     168        $2,257       0.98%     0.45%    0.02%
2014........ RIA*, 0.00% (a)         $159.12      --(c)     $   --       0.77%    13.61%    0.00%
             MRP*, 0.02% (a)         $ 13.40     204        $2,734       0.77%    13.56%    0.02%
2013........ RIA*, 0.00% (a)         $140.06      --(c)     $   --       0.73%    34.34%    0.00%
             MRP*, 0.03% (a)         $ 11.80     242        $2,859       0.73%    34.24%    0.03%
2012........ RIA*, 0.00% (a)         $104.26      --(c)     $   --       1.03%    16.74%    0.00%
             MRP*, 0.01% (a)         $  8.79     275        $2,417       1.03%    16.73%    0.01%

ALL ASSET AGGRESSIVE-ALT 25
2016........ MRP*, 0.03% (a)         $ 12.77       6        $   76       1.01%    10.28%    0.03%
2015........ MRP*, 0.02% (a)         $ 11.58       6        $   75       1.64%    (4.38)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.11       2        $   22       1.99%     2.28%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.84       1        $    9       2.89%    18.05%    0.03%
2012........ MRP*, 0.01% (a)(b)      $ 10.03      --(c)     $    2       0.00%     6.03%    0.01%

ALL ASSET GROWTH-ALT 20
2016........ MRP*, 0.03% (a)         $ 12.34      24        $  296       2.44%     9.49%    0.03%
2015........ MRP*, 0.02% (a)         $ 11.27       7        $   75       0.62%    (3.92)%   0.02%
2014........ MRP*, 0.02% (a)         $ 11.73       8        $   94       4.25%     2.36%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.46      --(c)     $    1       0.02%    14.03%    0.03%
2012........ MRP*, 0.01% (a)(b)      $ 10.05       6        $   63       4.76%     5.13%    0.01%

ALL ASSET MODERATE GROWTH-ALT 15 (B)
2016........ MRP*, 0.03% (a)         $ 11.92       3        $   33       1.38%     8.66%    0.03%
2015........ MRP*, 0.02% (a)         $ 10.97       1        $    7       1.06%    (3.77)%   0.02%
2014........ MRP*, 0.02% (a)         $ 11.40      --(c)     $    4       0.62%     2.43%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.13      --(c)     $    2       5.56%    11.08%    0.03%

AXA AGGRESSIVE ALLOCATION
2016........ MRP*, 0.03% (a)         $ 12.95     195        $2,531       0.93%     8.73%    0.03%
2015........ MRP*, 0.02% (a)         $ 11.91     216        $2,569       0.98%    (1.81)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.13     209        $2,535       1.61%     4.75%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.58     203        $2,355       2.62%    26.42%    0.03%
2012........ MRP*, 0.01% (a)         $  9.16     192        $1,757       0.80%    14.07%    0.01%

AXA CONSERVATIVE ALLOCATION
2016........ MRP*, 0.03% (a)         $ 12.47     178        $2,221       1.26%     2.89%    0.03%
2015........ MRP*, 0.02% (a)         $ 12.12     105        $1,273       0.77%    (0.25)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.15     108        $1,307       0.77%     2.62%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.84     131        $1,546       0.91%     4.32%    0.03%
2012........ MRP*, 0.01% (a)         $ 11.35     157        $1,778       0.77%     4.51%    0.01%

AXA CONSERVATIVE-PLUS ALLOCATION
2016........ MRP*, 0.03% (a)         $ 12.80      88        $1,126       0.92%     4.75%    0.03%
2015........ MRP*, 0.02% (a)         $ 12.22      88        $1,077       0.88%    (0.73)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.31      81        $  998       0.94%     3.19%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.93     104        $1,238       1.32%    10.16%    0.03%
2012........ MRP*, 0.01% (a)         $ 10.83      81        $  876       0.95%     7.44%    0.01%

                                    FSA-87

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                            YEARS ENDED DECEMBER 31,
                                          -----------------------------------------------------------
                                                     UNITS    ACCUMULATION INVESTMENT
                                           UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                           VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                                          ------- ----------- ------------ ---------- -------- -------
AXA GLOBAL EQUITY MANAGED VOLATILITY
2016............. RIA*, 0.00% (a)         $533.87      --(c)     $    7       0.86%     4.48%   0.00%
                  MRP*, 0.03% (a)         $ 15.00      96        $1,438       0.86%     4.46%   0.03%
2015............. RIA*, 0.00% (a)         $510.99      --(c)     $  100       0.85%    (1.73)%  0.00%
                  MRP*, 0.02% (a)         $ 14.36     105        $1,506       0.85%    (1.71)%  0.02%
2014............. RIA*, 0.00% (a)         $519.96      --(c)     $  112       0.94%     1.69%   0.00%
                  MRP*, 0.02% (a)         $ 14.61     119        $1,732       0.94%     1.67%   0.02%
2013............. RIA*, 0.00% (a)         $511.33      --(c)     $  213       0.75%    20.36%   0.00%
                  MRP*, 0.03% (a)         $ 14.37     133        $1,913       0.75%    20.25%   0.03%
2012............. RIA*, 0.00% (a)         $424.84      --(c)     $  210       1.45%    16.98%   0.00%
                  MRP*, 0.01% (a)         $ 11.95     161        $1,923       1.45%    17.04%   0.01%

AXA INTERNATIONAL CORE MANAGED VOLATILITY
2016............. RIA*, 0.00% (a)         $141.07      --(c)     $    9       0.27%     0.21%   0.00%
                  MRP*, 0.03% (a)         $ 12.67     125        $1,580       0.27%     0.16%   0.03%
2015............. RIA*, 0.00% (a)         $140.77      --(c)     $    8       0.06%    (4.34)%  0.00%
                  MRP*, 0.02% (a)         $ 12.65     146        $1,847       0.06%    (4.31)%  0.02%
2014............. RIA*, 0.00% (a)         $147.16      --(c)     $    8       1.23%    (6.24)%  0.00%
                  MRP*, 0.02% (a)         $ 13.22     181        $2,390       1.23%    (6.24)%  0.02%
2013............. RIA*, 0.00% (a)         $156.95       1        $   90       0.83%    17.52%   0.00%
                  MRP*, 0.03% (a)         $ 14.10     209        $2,949       0.83%    17.40%   0.03%
2012............. RIA*, 0.00% (a)         $133.55       1        $   93       1.47%    16.31%   0.00%
                  MRP*, 0.01% (a)         $ 12.01     230        $2,763       1.47%    16.38%   0.01%

AXA INTERNATIONAL VALUE MANAGED VOLATILITY
2016............. RIA*, 0.00% (a)         $156.48      --(c)     $   53       0.49%     0.75%   0.00%
2015............. RIA*, 0.00% (a)         $155.32      --(c)     $   51       0.10%    (3.16)%  0.00%
2014............. RIA*, 0.00% (a)         $160.39      --(c)     $   52       1.11%    (7.18)%  0.00%
2013............. RIA*, 0.00% (a)         $172.79       1        $  140       1.44%    19.33%   0.00%
2012............. RIA*, 0.00% (a)         $144.80       1        $   80       1.83%    17.47%   0.00%

AXA LARGE CAP CORE MANAGED VOLATILITY
2016............. RIA*, 0.00% (a)         $189.53      --(c)     $   --       0.00%     9.83%   0.00%
2015............. RIA*, 0.00% (a)         $172.57      --(c)     $   --       0.00%     0.37%   0.00%
2014............. RIA*, 0.00% (a)         $171.93       1        $   89       0.96%    11.62%   0.00%
2013............. RIA*, 0.00% (a)         $154.03       1        $   81       0.52%    31.56%   0.00%
2012............. RIA*, 0.00% (a)         $117.08       1        $   61       1.19%    14.99%   0.00%

AXA LARGE CAP GROWTH MANAGED VOLATILITY
2016............. RIA*, 0.00% (a)         $256.64      --(c)     $   32       0.59%     5.51%   0.00%
                  MRP*, 0.03% (a)         $ 10.70     331        $3,536       0.59%     5.52%   0.03%
2015............. RIA*, 0.00% (a)         $243.24      --(c)     $   30       0.27%     4.04%   0.00%
                  MRP*, 0.02% (a)         $ 10.14     325        $3,295       0.27%     4.00%   0.02%
2014............. RIA*, 0.00% (a)         $233.80      --(c)     $   31       0.19%    11.08%   0.00%
                  MRP*, 0.02% (a)         $  9.75     393        $3,829       0.19%    11.05%   0.02%
2013............. RIA*, 0.00% (a)         $210.47      --(c)     $   31       0.16%    35.39%   0.00%
                  MRP*, 0.03% (a)         $  8.78     456        $4,002       0.16%    35.29%   0.03%
2012............. RIA*, 0.00% (a)         $155.46      --(c)     $   24       0.56%    13.74%   0.00%
                  MRP*, 0.01% (a)         $  6.49     593        $3,845       0.56%    13.86%   0.01%
AXA LARGE CAP VALUE MANAGED VOLATILITY
2016............. RIA*, 0.00% (a)         $213.80       3        $  694       1.70%    15.32%   0.00%
                  MRP*, 0.03% (a)         $ 19.84     455        $9,030       1.70%    15.28%   0.03%
2015............. RIA*, 0.00% (a)         $185.40       4        $  715       1.57%    (4.01)%  0.00%
                  MRP*, 0.02% (a)         $ 17.21     472        $8,120       1.57%    (4.07)%  0.02%
2014............. RIA*, 0.00% (a)         $193.15       4        $  836       1.33%    12.23%   0.00%
                  MRP*, 0.02% (a)         $ 17.94     523        $9,377       1.33%    12.20%   0.02%
2013............. RIA*, 0.00% (a)         $172.10       7        $1,272       1.04%    32.47%   0.00%
                  MRP*, 0.03% (a)         $ 15.99     561        $8,974       1.04%    32.48%   0.03%
2012............. RIA*, 0.00% (a)         $129.92       8        $1,047       1.64%    15.87%   0.00%
                  MRP*, 0.01% (a)         $ 12.07     615        $7,423       1.64%    15.83%   0.01%

                                    FSA-88

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                        YEARS ENDED DECEMBER 31,
                                      -----------------------------------------------------------
                                                 UNITS    ACCUMULATION INVESTMENT
                                       UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                       VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                                      ------- ----------- ------------ ---------- -------- -------

AXA MID CAP VALUE MANAGED VOLATILITY
2016....... RIA*, 0.00% (a)           $349.21       --(c)   $   128       1.21%    17.67%   0.00%
            MRP*, 0.03% (a)           $ 27.51      295      $ 8,122       1.21%    17.61%   0.03%
2015....... RIA*, 0.00% (a)           $296.77       --(c)   $   133       0.73%    (3.54)%  0.00%
            MRP*, 0.02% (a)           $ 23.39      324      $ 7,567       0.73%    (3.55)%  0.02%
2014....... RIA*, 0.00% (a)           $307.66       --(c)   $   140       0.58%    10.87%   0.00%
            MRP*, 0.02% (a)           $ 24.25      372      $ 9,018       0.58%    10.83%   0.02%
2013....... RIA*, 0.00% (a)           $277.49        1      $   224       0.51%    33.08%   0.00%
            MRP*, 0.03% (a)           $ 21.88      395      $ 8,647       0.51%    33.09%   0.03%
2012....... RIA*, 0.00% (a)           $208.52        1      $   167       1.25%    18.63%   0.00%
            MRP*, 0.01% (a)           $ 16.44      439      $ 7,214       1.25%    18.61%   0.01%

AXA MODERATE ALLOCATION
2016....... MRP*, 0.03% (a)           $ 12.62    1,718      $21,681       0.96%     5.34%   0.03%
2015....... MRP*, 0.02% (a)           $ 11.98    1,583      $18,961       0.84%    (0.91)%  0.02%
2014....... MRP*, 0.02% (a)           $ 12.09    1,532      $18,515       1.12%     3.07%   0.02%
2013....... MRP*, 0.03% (a)           $ 11.73    1,486      $17,439       1.69%    13.01%   0.03%
2012....... MRP*, 0.01% (a)           $ 10.38    1,377      $14,285       0.85%     8.81%   0.01%

AXA MODERATE-PLUS ALLOCATION
2016....... MRP*, 0.03% (a)           $ 12.91      127      $ 1,642       0.92%     7.23%   0.03%
2015....... MRP*, 0.02% (a)           $ 12.04      129      $ 1,553       1.02%    (1.31)%  0.02%
2014....... MRP*, 0.02% (a)           $ 12.20      103      $ 1,255       1.45%     3.74%   0.02%
2013....... MRP*, 0.03% (a)           $ 11.76       88      $ 1,030       2.15%    19.76%   0.03%
2012....... MRP*, 0.01% (a)           $  9.82       78      $   765       0.86%    11.59%   0.01%

AXA/AB SMALL CAP GROWTH
2016....... RIA*, 0.05% (a)           $402.06       --(c)   $   107       0.32%    12.52%   0.05%
            MRP*, 0.03% (a)           $ 15.69       22      $   343       0.32%    12.55%   0.03%
2015....... RIA*, 0.05% (a)           $357.31        1      $   184       0.04%    (2.96)%  0.05%
            MRP*, 0.02% (a)           $ 13.94       27      $   373       0.04%    (2.92)%  0.02%
2014....... RIA*, 0.05% (a)           $368.20        1      $   274       0.06%     3.52%   0.05%
            MRP*, 0.02% (a)           $ 14.36       26      $   381       0.06%     3.53%   0.02%
2013....... RIA*, 0.05% (a)           $355.67        1      $   415       0.06%    38.10%   0.05%
            MRP*, 0.03% (a)           $ 13.87       12      $   170       0.06%    38.15%   0.03%
2012....... RIA*, 0.05% (a)           $257.54        1      $   316       0.20%    15.53%   0.05%
            MRP*, 0.01% (a)(b)        $ 10.04       --(c)   $    --       0.20%     8.89%   0.01%

AXA/CLEARBRIDGE LARGE CAP GROWTH
2016....... RIA*, 0.00% (a)           $212.54       --(c)   $    71       0.00%     0.88%   0.00%
            MRP*, 0.03% (a)           $ 14.52       25      $   357       0.00%     0.90%   0.03%
2015....... RIA*, 0.00% (a)           $210.69        1      $   240       0.00%     1.27%   0.00%
            MRP*, 0.02% (a)           $ 14.39       15      $   216       0.00%     1.20%   0.02%
2014....... RIA*, 0.00% (a)           $208.05        1      $   194       0.00%     3.80%   0.00%
            MRP*, 0.02% (a)           $ 14.22       16      $   224       0.00%     3.80%   0.02%
2013....... RIA*, 0.00% (a)           $200.43        2      $   375       0.00%    39.07%   0.00%
            MRP*, 0.03% (a)           $ 13.70       19      $   255       0.00%    39.09%   0.03%
2012....... RIA*, 0.00% (a)           $144.12        2      $   236       0.01%    20.43%   0.00%
            MRP*, 0.01% (a)(b)        $  9.85        4      $    39       0.01%     7.42%   0.01%

AXA/JANUS ENTERPRISE (B)
2016....... MRP*, 0.03% (a)           $ 12.58       14      $   173       0.00%    (4.41)%  0.03%
2015....... MRP*, 0.02% (a)           $ 13.16       10      $   133       0.00%    (5.46)%  0.02%
2014....... MRP*, 0.02% (a)           $ 13.92       11      $   150       0.00%    (0.78)%  0.02%
2013....... MRP*, 0.03% (a)           $ 14.03        2      $    33       0.00%    38.50%   0.03%

CHARTER/SM/ MULTI-SECTOR BOND
2016....... RIA*, 0.05% (a)           $229.55       --(c)   $    --       2.41%     2.88%   0.05%
            MRP*, 0.03% (a)           $ 10.36      104      $ 1,074       2.41%     2.88%   0.03%

                                    FSA-89

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                             YEARS ENDED DECEMBER 31,
                                           ------------------------------------------------------------
                                                      UNITS    ACCUMULATION INVESTMENT
                                            UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                                            VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO*
                                           ------- ----------- ------------ ---------- --------  -------

CHARTER/SM/ MULTI-SECTOR BOND (CONTINUED)
2015.......... RIA*, 0.05% (a)             $223.13       --(c)   $    --       1.74%     (0.69)%  0.05%
               MRP*, 0.02% (a)             $ 10.07       92      $   929       1.74%     (0.59)%  0.02%
2014.......... RIA*, 0.05% (a)             $224.68       --(c)   $     1       2.53%      2.34%   0.05%
               MRP*, 0.02% (a)             $ 10.13       80      $   815       2.53%      2.32%   0.02%
2013.......... RIA*, 0.05% (a)             $219.55       --(c)   $     2       2.90%     (1.06)%  0.05%
               MRP*, 0.03% (a)             $  9.90       84      $   829       2.90%     (0.90)%  0.03%
2012.......... RIA*, 0.05% (a)             $221.90       --(c)   $     2       2.15%      5.28%   0.05%
               MRP*, 0.01% (a)             $  9.99      127      $ 1,265       2.15%      5.27%   0.01%

CHARTER/SM/ SMALL CAP VALUE
2016.......... RIA*, 0.00% (a)             $315.97       --(c)   $    13       0.46%     25.23%   0.00%
2015.......... RIA*, 0.00% (a)             $252.31       --(c)   $    59       0.40%    (13.13)%  0.00%
2014.......... RIA*, 0.00% (a)             $290.46       --(c)   $   116       0.12%     (5.11)%  0.00%
2013.......... RIA*, 0.00% (a)             $306.09        1      $   209       0.56%     42.72%   0.00%
2012.......... RIA*, 0.00% (a)             $214.47        1      $   147       0.56%     16.77%   0.00%

EQ/BLACKROCK BASIC VALUE EQUITY
2016.......... RIA*, 0.00% (a)             $392.39       --(c)   $    94       1.56%     17.97%   0.00%
2015.......... RIA*, 0.00% (a)             $332.63       --(c)   $    78       1.26%     (6.15)%  0.00%
2014.......... RIA*, 0.00% (a)             $354.42       --(c)   $    91       1.08%      9.70%   0.00%
2013.......... RIA*, 0.00% (a)             $323.07       --(c)   $    87       2.43%     33.73%   0.00%
2012.......... RIA*, 0.00% (a)             $234.57       --(c)   $    27       0.89%     13.64%   0.00%

EQ/BOSTON ADVISORS EQUITY INCOME
2016.......... MRP*, 0.03% (a)             $ 15.86       43      $   675       2.54%     12.96%   0.03%
2015.......... MRP*, 0.02% (a)             $ 14.04       24      $   333       1.74%     (1.75)%  0.02%
2014.......... MRP*, 0.02% (a)             $ 14.29       20      $   292       1.78%      8.67%   0.02%
2013.......... MRP*, 0.03% (a)             $ 13.15       18      $   237       1.90%     31.76%   0.03%
2012.......... MRP*, 0.01% (a)(b)          $  9.98        8      $    84       4.90%      6.74%   0.01%

EQ/CAPITAL GUARDIAN RESEARCH
2016.......... RIA*, 0.00% (a)             $261.84       --(c)   $    31       0.85%      8.42%   0.00%
               MRP*, 0.03% (a)             $ 32.22      221      $ 7,104       0.85%      8.41%   0.03%
2015.......... RIA*, 0.00% (a)             $241.50       --(c)   $    61       0.56%      1.91%   0.00%
               MRP*, 0.02% (a)             $ 29.72      240      $ 7,120       0.56%      1.89%   0.02%
2014.......... RIA*, 0.00% (a)             $236.97       --(c)   $    63       0.71%     10.51%   0.00%
               MRP*, 0.02% (a)             $ 29.17      259      $ 7,569       0.71%     10.49%   0.02%
2013.......... RIA*, 0.00% (a)             $214.43       --(c)   $    55       1.33%     31.77%   0.00%
               MRP*, 0.03% (a)             $ 26.40      279      $ 7,370       1.33%     31.74%   0.03%
2012.......... RIA*, 0.00% (a)             $162.73       --(c)   $    39       0.92%     17.40%   0.00%
               MRP*, 0.01% (a)             $ 20.04      329      $ 6,600       0.92%     17.40%   0.01%

EQ/EQUITY 500 INDEX
2016.......... RIA*, 0.05% (a)             $679.87        2      $ 1,084       1.61%     11.18%   0.05%
               MRP*, 0.03% (a)             $ 16.91    1,403      $23,719       1.61%     11.18%   0.03%
2015.......... RIA*, 0.05% (a)             $611.49        2      $   933       1.53%      0.75%   0.05%
               MRP*, 0.02% (a)             $ 15.21    1,470      $22,355       1.53%      0.80%   0.02%
2014.......... RIA*, 0.05% (a)             $606.95        1      $   892       1.38%     12.92%   0.05%
               MRP*, 0.02% (a)             $ 15.09    1,636      $24,692       1.38%     12.95%   0.02%
2013.......... RIA*, 0.05% (a)             $537.51        1      $   756       1.47%     31.45%   0.05%
               MRP*, 0.03% (a)             $ 13.36    1,700      $22,716       1.47%     31.50%   0.03%
2012.......... RIA*, 0.05% (a)             $408.92        2      $   679       1.69%     15.18%   0.05%
               MRP*, 0.01% (a)             $ 10.16    1,759      $17,876       1.69%     15.19%   0.01%

EQ/GAMCO MERGERS AND ACQUISITIONS
2016.......... MRP*, 0.03% (a)             $ 12.63        9      $   119       0.00%      7.67%   0.03%
2015.......... MRP*, 0.02% (a)             $ 11.73       11      $   129       0.00%      2.62%   0.02%
2014.......... MRP*, 0.02% (a)             $ 11.43       10      $   115       0.00%      1.60%   0.02%
2013.......... MRP*, 0.03% (a)             $ 11.25       16      $   179       0.95%     10.95%   0.03%
2012.......... MRP*, 0.01% (a)(b)          $ 10.14       --(c)   $    --       0.00%      3.26%   0.01%

                                    FSA-90

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                  YEARS ENDED DECEMBER 31,
                                -----------------------------------------------------------
                                           UNITS    ACCUMULATION INVESTMENT
                                 UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                 VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                                ------- ----------- ------------ ---------- -------- -------

EQ/GAMCO SMALL COMPANY VALUE
2016..... MRP*, 0.03% (a)       $ 28.70     115       $ 3,304       0.50%    23.23%   0.03%
2015..... MRP*, 0.02% (a)       $ 23.29     120       $ 2,785       0.53%    (5.71)%  0.02%
2014..... MRP*, 0.02% (a)       $ 24.70     124       $ 3,062       0.25%     3.05%   0.02%
2013..... MRP*, 0.03% (a)       $ 23.97     148       $ 3,544       0.27%    39.04%   0.03%
2012..... MRP*, 0.01% (a)       $ 17.24     182       $ 3,145       1.29%    17.84%   0.01%

EQ/INTERMEDIATE GOVERNMENT BOND
2016..... RIA*, 0.05% (a)       $229.93      --(c)    $    --       0.70%     0.40%   0.05%
          MRP*, 0.03% (a)       $ 12.34     333       $ 4,109       0.70%     0.49%   0.03%
2015..... RIA*, 0.05% (a)       $229.02      --(c)    $    --       0.62%     0.38%   0.05%
          MRP*, 0.02% (a)       $ 12.28     320       $ 3,935       0.62%     0.41%   0.02%
2014..... RIA*, 0.05% (a)       $228.15      --(c)    $    --       0.41%     1.48%   0.05%
          MRP*, 0.02% (a)       $ 12.23     324       $ 3,958       0.41%     1.49%   0.02%
2013..... RIA*, 0.05% (a)       $224.82      --(c)    $     5       0.20%    (1.69)%  0.05%
          MRP*, 0.03% (a)       $ 12.05     321       $ 3,867       0.20%    (1.71)%  0.03%
2012..... RIA*, 0.05% (a)       $228.69      --(c)    $     5       0.26%     0.93%   0.05%
          MRP*, 0.01% (a)       $ 12.26     396       $ 4,856       0.26%     0.99%   0.01%

EQ/INTERNATIONAL EQUITY INDEX
2016..... RIA*, 0.05% (a)       $177.46       2       $   322       2.66%     2.14%   0.05%
          MRP*, 0.03% (a)       $ 19.97     436       $ 8,714       2.66%     2.15%   0.03%
2015..... RIA*, 0.05% (a)       $173.74       2       $   427       2.30%    (2.18)%  0.05%
          MRP*, 0.02% (a)       $ 19.55     485       $ 9,472       2.30%    (2.15)%  0.02%
2014..... RIA*, 0.05% (a)       $177.62       3       $   468       2.95%    (6.95)%  0.05%
          MRP*, 0.02% (a)       $ 19.98     515       $10,286       2.95%    (6.90)%  0.02%
2013..... RIA*, 0.05% (a)       $190.88       4       $   698       2.22%    21.41%   0.05%
          MRP*, 0.03% (a)       $ 21.46     563       $12,089       2.22%    21.45%   0.03%
2012..... RIA*, 0.05% (a)       $157.22       4       $   612       3.05%    16.21%   0.05%
          MRP*, 0.01% (a)       $ 17.67     613       $10,826       3.05%    16.25%   0.01%

EQ/JPMORGAN VALUE OPPORTUNITIES
2016..... RIA*, 0.00% (a)       $285.19      --(c)    $    --       0.00%    21.53%   0.00%
2015..... RIA*, 0.00% (a)       $234.67       1       $   153       0.86%    (2.28)%  0.00%
2014..... RIA*, 0.00% (a)       $240.15      --(c)    $   110       1.07%    14.37%   0.00%
2013..... RIA*, 0.00% (a)       $209.97      --(c)    $    98       2.04%    35.79%   0.00%
2012..... RIA*, 0.00% (a)       $154.63      --(c)    $    73       0.92%    16.05%   0.00%

EQ/LARGE CAP GROWTH INDEX
2016..... RIA*, 0.00% (a)       $165.63      --(c)    $    --       1.02%     6.35%   0.00%
          MRP*, 0.03% (a)       $ 16.11      40       $   641       1.02%     6.34%   0.03%
2015..... RIA*, 0.00% (a)       $155.74      --(c)    $    --       1.17%     4.86%   0.00%
          MRP*, 0.02% (a)       $ 15.15      34       $   523       1.17%     4.84%   0.02%
2014..... RIA*, 0.00% (a)       $148.52      --(c)    $    --       1.23%    12.24%   0.00%
          MRP*, 0.02% (a)       $ 14.45      19       $   282       1.23%    12.19%   0.02%
2013..... RIA*, 0.00% (a)       $132.32      --(c)    $    --       4.42%    32.48%   0.00%
          MRP*, 0.03% (a)       $ 12.88       9       $   122       4.42%    32.51%   0.03%
2012..... RIA*, 0.00% (a)       $ 99.88      --(c)    $    --       0.51%    14.73%   0.00%
          MRP*, 0.01% (a)(b)    $  9.72      --(c)    $    --       0.51%     5.19%   0.01%

EQ/MFS INTERNATIONAL GROWTH
2016..... MRP*, 0.03% (a)       $ 11.47      25       $   284       0.82%     1.96%   0.03%
2015..... MRP*, 0.02% (a)       $ 11.25      34       $   378       0.55%     0.18%   0.02%
2014..... MRP*, 0.02% (a)       $ 11.23      40       $   450       1.01%    (5.07)%  0.02%
2013..... MRP*, 0.03% (a)       $ 11.83      32       $   375       1.87%    13.64%   0.03%
2012..... MRP*, 0.01% (a)(b)    $ 10.41       3       $    29       1.75%     7.99%   0.01%

EQ/MID CAP INDEX
2016..... RIA*, 0.00% (a)       $253.03      --(c)    $     5       1.18%    19.91%   0.00%
          MRP*, 0.03% (a)       $ 17.26      54       $   935       1.18%    19.86%   0.03%

                                    FSA-91

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                                YEARS ENDED DECEMBER 31,
                              ------------------------------------------------------------
                                         UNITS    ACCUMULATION INVESTMENT
                               UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                               VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO*
                              ------- ----------- ------------ ---------- --------  -------

EQ/MID CAP INDEX (CONTINUED)
2015... RIA*, 0.00% (a)       $211.01       --(c)   $    90       1.04%     (2.86)%  0.00%
        MRP*, 0.02% (a)       $ 14.40       39      $   558       1.04%     (2.90)%  0.02%
2014... RIA*, 0.00% (a)       $217.22       --(c)   $    38       0.93%      8.99%   0.00%
        MRP*, 0.02% (a)       $ 14.83       30      $   451       0.93%      8.96%   0.02%
2013... RIA*, 0.00% (a)       $199.30       --(c)   $    32       0.95%     32.58%   0.00%
        MRP*, 0.03% (a)       $ 13.61       13      $   183       0.95%    (32.52)%  0.03%
2012... RIA*, 0.00% (a)       $150.33       --(c)   $    22       1.86%     17.80%   0.00%
        MRP*, 0.01% (a)(b)    $ 16.44        2      $    24       1.86%      8.11%   0.01%

EQ/MONEY MARKET
2016... RIA*, 0.05% (a)       $174.79       --(c)   $    --       0.00%     (0.05)%  0.05%
        MRP*, 0.03% (a)       $  9.99    1,252      $12,501       0.00%      0.00%   0.03%
2015... RIA*, 0.05% (a)       $174.88       --(c)   $    --       0.00%     (0.05)%  0.05%
        MRP*, 0.02% (a)       $  9.99    1,383      $13,819       0.00%      0.00%   0.02%
2014... RIA*, 0.05% (a)       $174.97       --(c)   $    11       0.00%     (0.05)%  0.05%
        MRP*, 0.02% (a)       $  9.99    1,395      $13,939       0.00%     (0.10)%  0.02%
2013... RIA*, 0.05% (a)       $175.05       --(c)   $    31       0.00%     (0.05)%  0.05%
        MRP*, 0.03% (a)       $ 10.00    1,416      $14,149       0.00%      0.00%   0.03%
2012... RIA*, 0.05% (a)       $175.14       --(c)   $    31       0.00%     (0.05)%  0.05%
        MRP*, 0.01% (a)       $ 10.00    1,584      $15,837       0.00%      0.00%   0.01%

EQ/PIMCO ULTRA SHORT BOND
2016... MRP*, 0.03% (a)       $ 12.00      194      $ 2,325       1.05%      1.95%   0.03%
2015... MRP*, 0.02% (a)       $ 11.77      177      $ 2,079       0.46%     (0.25)%  0.02%
2014... MRP*, 0.02% (a)       $ 11.80      209      $ 2,469       0.35%     (0.17)%  0.02%
2013... MRP*, 0.03% (a)       $ 11.82      233      $ 2,753       0.79%      0.08%   0.03%
2012... MRP*, 0.01% (a)       $ 11.81      207      $ 2,447       0.56%      1.46%   0.01%

EQ/QUALITY BOND PLUS
2016... RIA*, 0.05% (a)       $250.04       --(c)   $     7       1.15%      1.12%   0.05%
2015... RIA*, 0.05% (a)       $247.26       --(c)   $     7       0.94%      0.17%   0.05%
2014... RIA*, 0.05% (a)       $246.83       --(c)   $     9       0.60%      2.85%   0.05%
2013... RIA*, 0.05% (a)       $239.98       --(c)   $    46       0.37%     (2.33)%  0.05%
2012... RIA*, 0.05% (a)       $245.70       --(c)   $    46       0.43%      2.61%   0.05%

EQ/SMALL COMPANY INDEX
2016... MRP*, 0.03% (a)       $ 28.76      164      $ 4,705       1.08%     20.49%   0.03%
2015... MRP*, 0.02% (a)       $ 23.87      184      $ 4,399       0.84%     (4.60)%  0.02%
2014... MRP*, 0.02% (a)       $ 25.02      212      $ 5,293       0.73%      4.86%   0.02%
2013... MRP*, 0.03% (a)       $ 23.86      246      $ 5,871       0.96%     37.36%   0.03%
2012... MRP*, 0.01% (a)       $ 17.37      256      $ 4,452       1.54%     15.57%   0.01%

EQ/T. ROWE PRICE GROWTH STOCK
2016... RIA*, 0.00% (a)       $ 18.81       --(c)   $    --       0.00%      1.35%   0.00%
        MRP*, 0.03% (a)       $ 16.32       38      $   619       0.00%      1.30%   0.03%
2015... RIA*, 0.00% (a)       $ 18.56       --(c)   $    --       0.00%     10.21%   0.00%
        MRP*, 0.02% (a)       $ 16.11       26      $   421       0.00%     10.27%   0.02%
2014... RIA*, 0.00% (a)       $ 16.84       --(c)   $     2       0.00%      8.65%   0.00%
        MRP*, 0.02% (a)       $ 14.61       28      $   413       0.00%      8.54%   0.02%
2013... RIA*, 0.00% (a)       $ 15.50       --(c)   $     2       0.00%     37.90%   0.00%
        MRP*, 0.03% (a)       $ 13.46       12      $   166       0.00%     37.91%   0.03%
2012... RIA*, 0.00% (a)       $ 11.24       --(c)   $     1       0.00%     18.94%   0.00%
        MRP*, 0.01% (a)(b)    $  9.76        2      $    21       0.00%      6.43%   0.01%

MULTIMANAGER CORE BOND
2016... MRP*, 0.03% (a)       $ 10.43      138      $ 1,440       2.12%      2.66%   0.03%
2015... MRP*, 0.02% (a)       $ 10.16      160      $ 1,629       2.06%      0.10%   0.02%
2014... MRP*, 0.02% (a)       $ 10.15      104      $ 1,058       2.15%      3.68%   0.02%
2013... MRP*, 0.03% (a)       $  9.79       80      $   778       1.60%     (2.39)%  0.03%
2012... MRP*, 0.01% (a)(b)    $ 10.03       50      $   503       0.72%      0.00%   0.01%

                                    FSA-92

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

8. Financial Highlights (Continued)

                                            YEARS ENDED DECEMBER 31,
                          -----------------------------------------------------------
                                     UNITS    ACCUMULATION INVESTMENT
                           UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                           VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO*
                          ------- ----------- ------------ ---------- -------- -------

MULTIMANAGER TECHNOLOGY
2016. RIA*, 0.00% (a)     $293.56      --(c)     $   --       0.01%     8.94%   0.00%
      MRP*, 0.03% (a)     $ 27.83     174        $4,854       0.01%     8.92%   0.03%
2015. RIA*, 0.00% (a)     $269.46      --(c)     $   --       0.00%     6.29%   0.00%
      MRP*, 0.02% (a)     $ 25.55     179        $4,563       0.00%     6.24%   0.02%
2014. RIA*, 0.00% (a)     $253.51      --(c)     $  103       0.00%    13.55%   0.00%
      MRP*, 0.02% (a)     $ 24.05     195        $4,694       0.00%    13.55%   0.02%
2013. RIA*, 0.00% (a)     $223.26      --(c)     $   92       0.00%    35.59%   0.00%
      MRP*, 0.03% (a)     $ 21.18     182        $3,856       0.00%    35.51%   0.03%
2012. RIA*, 0.00% (a)     $164.66       1        $  124       0.00%    13.43%   0.00%
      MRP*, 0.01% (a)     $ 15.63     219        $3,419       0.00%    13.43%   0.01%

TARGET 2015 ALLOCATION
2016. MRP*, 0.03% (a)     $ 12.18     120        $1,458       1.13%     5.55%   0.03%
2015. MRP*, 0.02% (a)     $ 11.54     179        $2,063       1.02%    (1.95)%  0.02%
2014. MRP*, 0.02% (a)     $ 11.77     215        $2,529       1.24%     2.97%   0.02%
2013. MRP*, 0.03% (a)     $ 11.43     204        $2,328       1.40%    14.07%   0.03%
2012. MRP*, 0.01% (a)     $ 10.02     183        $1,830       1.40%    10.84%   0.01%

TARGET 2025 ALLOCATION
2016. MRP*, 0.03% (a)     $ 12.69     228        $2,895       1.41%     7.36%   0.03%
2015. MRP*, 0.02% (a)     $ 11.82     218        $2,578       1.28%    (2.07)%  0.02%
2014. MRP*, 0.02% (a)     $ 12.07     217        $2,618       1.06%     4.05%   0.02%
2013. MRP*, 0.03% (a)     $ 11.60     213        $2,476       1.28%    18.97%   0.03%
2012. MRP*, 0.01% (a)     $  9.75     206        $2,007       1.27%    12.85%   0.01%

TARGET 2035 ALLOCATION
2016. MRP*, 0.03% (a)     $ 12.90     149        $1,919       1.45%     7.95%   0.03%
2015. MRP*, 0.02% (a)     $ 11.95     138        $1,646       1.28%    (2.05)%  0.02%
2014. MRP*, 0.02% (a)     $ 12.20     136        $1,654       1.36%     4.45%   0.02%
2013. MRP*, 0.03% (a)     $ 11.68     116        $1,357       1.45%    22.30%   0.03%
2012. MRP*, 0.01% (a)     $  9.55      90        $  858       1.61%    14.10%   0.01%

TARGET 2045 ALLOCATION
2016. MRP*, 0.03% (a)     $ 12.89     109        $1,405       1.40%     8.59%   0.03%
2015. MRP*, 0.02% (a)     $ 11.87     112        $1,333       1.36%    (2.22)%  0.02%
2014. MRP*, 0.02% (a)     $ 12.14     102        $1,237       1.40%     4.75%   0.02%
2013. MRP*, 0.03% (a)     $ 11.59      92        $1,062       1.59%    25.16%   0.03%
2012. MRP*, 0.01% (a)     $  9.26      60        $  553       1.63%    15.46%   0.01%

TARGET 2055 ALLOCATION
2016. MRP*, 0.03% (a)     $ 10.10      15        $  154       2.47%     9.54%   0.03%
2015. MRP*, 0.02% (a)(d)  $  9.22       4        $   33       2.18%    (6.77)%  0.02%

   ----------
  (a)Contract charge as described in footnote 6 included in these financial statements.
  (b)Units were made available on November 15, 2012. For investments with no units outstanding as of December 31, 2012, no 2012 activity is presented.
  (c)Amount rounds to less than 500 units.
  (d)Units were made available on May 26, 2015.
  * For Separate Account No. 66, this ratio represents as the annual percentage of average net assets for each period indicated. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
  ** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  ***For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.

                                    FSA-93

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2016

8. Financial Highlights (Concluded)

  (+)Rates charged for the year ended December 31, 2016 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.
  # This ratio represents the amount of dividend income, excluding distribution from net realized gains, received by the Variable Investment Options from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Option invests. For the Pooled Separate Accounts, the investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2016 through the date on which the financial statements were issued. Except as noted below, it has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

   The following Variable Investment Options will be involved in a planned merger effective on or about May 19, 2017, subject to regulatory and shareholder approvals. If approved, on the date of the scheduled merger, interests in certain Variable Investment Options (the "Surviving Option") will replace interests in the current investment options (the "Removed Option"), as listed in the table below:

---------------------------------------------------------
REMOVED OPTION                 SURVIVING OPTION
---------------------------------------------------------
All Asset Aggressive-Alt 25    All Asset Growth-Alt 20
---------------------------------------------------------

                                    FSA-94

                             FINANCIAL STATEMENTS

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm...............................................  F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, December 31, 2016 and 2015..............................................  F-2
 Consolidated Statements of Income (Loss), Years Ended December 31, 2016, 2015 and 2014...............  F-4
 Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2016, 2015 and 2014.  F-5
 Consolidated Statements of Equity, Years Ended December 31, 2016, 2015 and 2014......................  F-6
 Consolidated Statements of Cash Flows, Years Ended December 31, 2016, 2015 and 2014..................  F-7
 Notes to Consolidated Financial Statements
   Note 1 -- Organization............................................................................. F-10
   Note 2 -- Significant Accounting Policies.......................................................... F-10
   Note 3 -- Investments.............................................................................. F-31
   Note 4 -- Goodwill and Other Intangible Assets..................................................... F-49
   Note 5 -- Closed Block............................................................................. F-50
   Note 6 -- Contractholder Bonus Interest Credits and Deferred Acquisition Cost...................... F-51
   Note 7 -- Fair Value Disclosures................................................................... F-52
   Note 8 -- Insurance Liabilities.................................................................... F-63
   Note 9 -- Reinsurance Agreements................................................................... F-67
   Note 10 -- Short-Term Debt......................................................................... F-68
   Note 11 -- Related Party Transactions.............................................................. F-69
   Note 12 -- Employee Benefit Plans.................................................................. F-71
   Note 13 -- Share-Based and Other Compensation Programs............................................. F-75
   Note 14 -- Income Taxes............................................................................ F-80
   Note 15 -- Accumulated Other Comprehensive Income (Loss)........................................... F-82
   Note 16 -- Commitments and Contingent Liabilities.................................................. F-83
   Note 17 -- Litigation.............................................................................. F-85
   Note 18 -- Insurance Group Statutory Financial Information......................................... F-86
   Note 19 -- Business Segment Information............................................................ F-87
   Note 20 -- Quarterly Results of Operations (Unaudited)............................................. F-88
   Note 21 -- Events Subsequent to Original Issuance of Financial Statements (Unaudited).............. F-89

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), comprehensive income (loss), equity, and cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries as of December 31, 2016 and 2015 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for no lapse guarantee features related to guaranteed minimum income benefit riders in 2017.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 24, 2017, except for the change in the manner in which the Company accounts for no lapse guarantee features related to guaranteed minimum income benefit riders discussed in Note 2 to the consolidated financial statements and the revision discussed in Note 2 to the consolidated financial statements, as to which the date is December 21, 2017.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2016 AND 2015

                                                      2016       2015
                                                   ---------- ----------
                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value (amortized cost of $32,123 and $31,201).. $   32,570 $   31,893
  Mortgage loans on real estate (net of valuation
   allowances of $8 and $6).......................      9,757      7,171
  Policy loans....................................      3,361      3,393
  Real estate held for production of income.......         56         --
  Other equity investments........................      1,323      1,396
  Trading securities, at fair value...............      9,134      6,886
  Other invested assets...........................      2,226      1,788
                                                   ---------- ----------
   Total investments..............................     58,427     52,527
Cash and cash equivalents.........................      2,950      3,028
Cash and securities segregated, at fair value.....        946        565
Broker-dealer related receivables.................      2,100      1,971
Securities purchased under agreements to resell...         --         79
Deferred policy acquisition costs.................      4,852      5,139
Goodwill and other intangible assets, net.........      3,741      3,733
Amounts due from reinsurers.......................      4,654      4,503
Loans to affiliates...............................        703      1,087
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................     10,316     10,585
Other assets......................................      4,260      4,647
Separate Accounts' assets.........................    111,403    107,497
                                                   ---------- ----------

TOTAL ASSETS...................................... $  204,352 $  195,361
                                                   ========== ==========

LIABILITIES
Policyholders' account balances................... $   38,825 $   32,895
Future policy benefits and other policyholders
  liabilities.....................................     28,939     28,474
Broker-dealer related payables....................        484        404
Securities sold under agreements to repurchase....      1,996      1,890
Customers related payables........................      2,360      1,715
Amounts due to reinsurers.........................        125        131
Short-term debt...................................        513        584
Current and deferred income taxes.................      2,751      3,629
Other liabilities.................................      2,108      2,534
Separate Accounts' liabilities....................    111,403    107,497
                                                   ---------- ----------
   Total liabilities..............................    189,504    179,753
                                                   ---------- ----------
Redeemable Noncontrolling Interest................ $      403 $       13
                                                   ---------- ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2016 AND 2015
                                  (CONTINUED)

                                                      2016       2015
                                                   ---------- ----------
                                                       (IN MILLIONS)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding............. $        2 $        2
  Capital in excess of par value..................      5,339      5,321
  Retained earnings...............................      6,005      6,998
  Accumulated other comprehensive income (loss)...          3        215
                                                   ---------- ----------
   Total AXA Equitable's equity...................     11,349     12,536
                                                   ---------- ----------
Noncontrolling interest...........................      3,096      3,059
                                                   ---------- ----------
   Total equity...................................     14,445     15,595
                                                   ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING
  INTEREST AND EQUITY............................. $  204,352 $  195,361
                                                   ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                    2016      2015      2014
                                                  --------  --------  --------
                                                          (IN MILLIONS)
REVENUES
Policy charges and fee income.................... $  3,344  $  3,291  $  3,150
Premiums.........................................      854       828       847
Net derivative gains (losses)....................   (1,163)   (1,075)    3,555
Net investment income (loss).....................    2,318     2,057     2,210
Investment gains (losses), net:
  Total other-than-temporary impairment losses...      (65)      (41)      (72)
  Portion of loss recognized in other
   comprehensive income (loss)...................       --        --        --
                                                  --------  --------  --------
   Net impairment losses recognized..............      (65)      (41)      (72)
  Other investment gains (losses), net...........       81        21        14
                                                  --------  --------  --------
     Total investment gains (losses), net........       16       (20)      (58)
                                                  --------  --------  --------
Investment management and service fees...........    3,755     3,902     3,900
Other income.....................................       36        40        30
                                                  --------  --------  --------
   Total revenues................................    9,160     9,023    13,634
                                                  --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits..........................    2,745     2,457     3,708
Interest credited to policyholders' account
  balances.......................................    1,079       973     1,029
Compensation and benefits........................    1,723     1,783     1,739
Commissions......................................    1,095     1,111     1,147
Distribution related payments....................      372       394       413
Interest expense.................................       16        20        53
Amortization of deferred policy acquisition
  costs, net.....................................      287      (254)     (350)
Other operating costs and expenses...............    1,458     1,497     1,668
                                                  --------  --------  --------
   Total benefits and other deductions...........    8,775     7,981     9,407
                                                  --------  --------  --------
Income (loss) from operations, before income
  taxes..........................................      385     1,042     4,227
Income tax (expense) benefit.....................      168        23    (1,040)
                                                  --------  --------  --------
Net income (loss)................................      553     1,065     3,187
  Less: net (income) loss attributable to the
   noncontrolling interest.......................     (496)     (398)     (382)
                                                  --------  --------  --------
Net Income (Loss) Attributable to AXA Equitable.. $     57  $    667  $  2,805
                                                  ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                     2016     2015      2014
                                                   -------  --------  --------
                                                          (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)................................. $   553  $  1,065  $  3,187
                                                   -------  --------  --------

Other comprehensive income (loss) net of income
taxes:
   Foreign currency translation adjustment........     (18)      (25)      (21)
   Change in unrealized gains (losses), net of
     reclassification adjustment..................    (208)     (828)      912
   Changes in defined benefit plan related items
     not yet recognized in periodic benefit cost,
     net of reclassification adjustment...........      (3)       (4)      (23)
                                                   -------  --------  --------
Total other comprehensive income (loss), net of
  income taxes....................................    (229)     (857)      868
                                                   -------  --------  --------

Comprehensive income (loss).......................     324       208     4,055

  Less: Comprehensive (income) loss attributable
   to noncontrolling interest.....................    (479)     (383)     (353)
                                                   -------  --------  --------

Comprehensive Income (Loss) Attributable to AXA
  Equitable....................................... $  (155) $   (175) $  3,702
                                                   =======  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                      2016       2015       2014
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
  Common stock, at par value, beginning and end
   of year........................................ $       2  $       2  $       2
                                                   ---------  ---------  ---------

  Capital in excess of par value, beginning of
   year...........................................     5,321      5,957      5,908
  Deferred tax on dividend of AB Units............        --        (35)        --
  Non cash capital contribution from AXA
   Financial (See Note 12)........................        --        137         --
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................        --       (772)        --
  Changes in capital in excess of par value.......        18         34         49
                                                   ---------  ---------  ---------
  Capital in excess of par value, end of year.....     5,339      5,321      5,957
                                                   ---------  ---------  ---------

  Retained earnings, beginning of year............     6,998      7,243      5,260
  Cumulative impact of implementing accounting
   change.........................................        --         --       (441)
                                                   ---------  ---------  ---------

  Retained earnings, beginning of year after
   accounting change..............................     6,998      7,243      4,819
  Net income (loss)...............................        57        667      2,805
  Shareholder dividends...........................    (1,050)      (912)      (381)
                                                   ---------  ---------  ---------
  Retained earnings, end of year..................     6,005      6,998      7,243
                                                   ---------  ---------  ---------

  Accumulated other comprehensive income (loss),
   beginning of year..............................       215        285       (603)
  Cumulative impact of implementing accounting
   change.........................................        --         --         (9)
                                                   ---------  ---------  ---------

  Accumulated other comprehensive income,
   beginning of year after accounting change......       215        285       (612)
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................        --        772         --
  Other comprehensive income (loss)...............      (212)      (842)       897
                                                   ---------  ---------  ---------
  Accumulated other comprehensive income (loss),
   end of year....................................         3        215        285
                                                   ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR......    11,349     12,536     13,487
                                                   ---------  ---------  ---------

  Noncontrolling interest, beginning of year......     3,059      2,967      2,934
  Repurchase of AB Holding units..................      (168)      (154)       (62)
  Net income (loss) attributable to
   noncontrolling interest........................       491        398        382
  Dividends paid to noncontrolling interest.......      (384)      (414)      (401)
  Dividend of AB Units by AXA Equitable to AXA
   Financial......................................        --        145         --
  Other comprehensive income (loss) attributable
   to noncontrolling interest.....................       (17)       (15)       (29)
  Other changes in noncontrolling interest........       115        132        143
                                                   ---------  ---------  ---------

     Noncontrolling interest, end of year.........     3,096      3,059      2,967
                                                   ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR......................... $  14,445  $  15,595  $  16,454
                                                   =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

                                                      2016      2015      2014
                                                   ---------  --------  --------
                                                           (IN MILLIONS)
Net income (loss)................................. $     553  $  1,065  $  3,187
Adjustments to reconcile net income (loss) to net
  cash provided by operating activities:
  Interest credited to policyholders' account
   balances.......................................     1,079       973     1,029
  Policy charges and fee income...................    (3,344)   (3,291)   (3,150)
  Net derivative (gains) losses...................     1,163     1,075    (3,555)
  Investment (gains) losses, net..................       (16)       20        58
  Realized and unrealized (gains) losses on
   trading securities.............................        41        43       (22)
  Non-cash long term incentive compensation
   expense........................................       152       172       171
  Amortization of deferred sales commission.......        41        49        42
  Other depreciation and amortization.............       (98)      (18)       44
  Amortization of deferred cost of reinsurance
   asset..........................................       159       121       292
  Amortization of other intangibles...............        29        28        27

Changes in:
  Net broker-dealer and customer related
   receivables/payables...........................       608       (38)     (525)
  Reinsurance recoverable.........................      (304)     (929)     (314)
  Segregated cash and securities, net.............      (381)      (89)      505
  Deferred policy acquisition costs...............       287      (254)     (350)
  Future policy benefits..........................       431       631     1,486
  Current and deferred income taxes...............      (826)       49       793
  Accounts payable and accrued expenses...........       (66)       38      (259)
  Other, net......................................        31        31       (59)
                                                   ---------  --------  --------

Net cash provided by (used in) operating
  activities...................................... $    (461) $   (324) $   (600)
                                                   ---------  --------  --------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
                                  (CONTINUED)

                                                       2016       2015        2014
                                                    ---------  ----------  ---------
                                                              (IN MILLIONS)
Cash flows from investing activities:
  Proceeds from the sale/maturity/prepayment of:
   Fixed maturities, available for sale............ $   7,154  $    4,368  $   3,157
   Mortgage loans on real estate...................       676         609        652
   Trading account securities......................     6,271      10,768      6,099
   Other...........................................        32         134         99
  Payment for the purchase/origination of:
   Fixed maturities, available for sale............    (7,873)     (4,701)    (5,184)
   Mortgage loans on real estate...................    (3,261)     (1,311)    (1,432)
   Trading account securities......................    (8,691)    (12,501)    (7,014)
   Other...........................................      (250)       (132)      (135)
  Cash settlements related to derivative
   instruments.....................................       102         529        999
  Decrease in loans to affiliates..................       384          --         --
  Change in short-term investments.................      (205)       (363)        (5)
  Investment in capitalized software, leasehold
   improvements and EDP equipment..................       (85)        (71)       (83)
  Purchase of business, net of cash acquired.......       (21)         --        (61)
  Other, net.......................................       409         203        157
                                                    ---------  ----------  ---------

Net cash provided by (used in) investing
  activities....................................... $  (5,358) $   (2,468) $  (2,751)
                                                    ---------  ----------  ---------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014
                                  (CONTINUED)

                                                      2016       2015       2014
                                                    --------  ---------  ---------
                                                             (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
   Deposits........................................ $  9,746  $   5,757  $   6,011
   Withdrawals.....................................   (2,874)    (2,861)    (2,867)
   Transfer (to) from Separate Accounts............    1,202      1,045        815
  Change in short-term financings..................      (69)        95        221
  Change in collateralized pledged assets..........     (677)        (2)       (12)
  Change in collateralized pledged liabilities.....      125       (270)       430
  (Decrease) increase in overdrafts payable........      (85)        80        (39)
  Repayment of Loans from Affiliates...............       --         --       (825)
  Repayment of long term debt......................       --       (200)        --
  Shareholder dividends paid.......................   (1,050)      (767)      (382)
  Repurchase of AB Holding units...................     (236)      (214)       (90)
  Redemptions of non-controlling interests of
   consolidated VIEs, net..........................     (137)        --         --
  Distribution to noncontrolling interest in
   consolidated subsidiaries.......................     (385)      (414)      (401)
  Increase (decrease) in Securities sold under
   agreement to repurchase.........................      104        939        950
  (Increase) decrease in securities purchased
   under agreement to resell.......................       79        (79)        --
  Other, net.......................................        8          5         (7)
                                                    --------  ---------  ---------

Net cash provided by (used in) financing
  activities.......................................    5,751      3,114      3,804
                                                    --------  ---------  ---------

Effect of exchange rate changes on cash and cash
  equivalents......................................      (10)       (10)       (20)

Change in cash and cash equivalents................      (78)       312        433
Cash and cash equivalents, beginning of year.......    3,028      2,716      2,283
                                                    --------  ---------  ---------

Cash and Cash Equivalents, End of Year............. $  2,950  $   3,028  $   2,716
                                                    ========  =========  =========

Supplemental cash flow information:
  Interest Paid.................................... $     11  $      19  $      72
                                                    ========  =========  =========
  Income Taxes (Refunded) Paid..................... $    613  $     (80) $     272
                                                    ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is a direct, wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct, wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in financial protection.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently.

   Insurance

   The Insurance segment offers a variety of term, variable and universal life insurance products, variable annuity products, employee benefit products and investment products including mutual funds principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable and its indirect, wholly-owned insurance subsidiaries and AXA Equitable Funds Management Group ("AXA Equitable FMG").

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AB"). AB provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AB that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   At December 31, 2016 and 2015, the Company's economic interest in AB was 29.0% and 28.6%, respectively. At December 31, 2016 and 2015, respectively, AXA and its subsidiaries' economic interest in AB (including AXA Financial Group) was approximately 63.7% and 62.8%. AXA Equitable is the parent of AllianceBernstein Corporation, the general partner ("General Partner") of the limited partnership, as a result it consolidates AB in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiaries engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AB; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2016", "2015" and "2014" refer to the years ended December 31, 2016, 2015 and 2014, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Accounting Change

   In third quarter 2017, the Company voluntarily changed to fair value accounting for variable annuity products with the Guaranteed Minimum Income Benefits feature with a no-lapse guarantee ("GMIBNLG") as a retrospective change in accounting principle. Changes in the estimated fair value of the embedded derivative is reported in Net derivative gains (losses). The Company believes that the new method of accounting for the GMIBNLG as an embedded derivative at fair value more accurately reflects the economics of the NLG feature and is more meaningful to users of our financial statements.

   All periods presented, have been adjusted to apply the new method retrospectively. The impact of the change in accounting principle to net income (loss) during the twelve months ended 2016, 2015 and 2014 was an increase of $75 million, and a decrease of $399 million and $1,109 million, respectively. The Company's opening retained earnings decreased $441 million as of January 1, 2014 for the effect of retroactive application of the accounting change.

   Adoption of New Accounting Pronouncements

   In January 2017, the Financial Accounting Standards Board ("FASB") issued new guidance that amends the definition of a business to provide a more robust framework for determining when a set of assets and activities is a business. The definition primarily adds clarity for evaluating whether certain transactions should be accounted for as acquisitions/dispositions of assets or businesses, the latter subject to guidance on business combinations, but also may interact with other areas of accounting where the defined term is used, such as in the application of guidance on consolidation and goodwill impairment. The new guidance is effective for fiscal years ending December 31, 2018. The Company elected to early adopt the new guidance for the year ending December 31, 2016 and implementation of this guidance the adoption did not have a material impact on the Company's consolidated financial statements.

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to the analysis of fee arrangements and related party relationships, modifies the guidance for the evaluation of limited partnerships and similar entities for consolidation to eliminate the presumption of general partner control, and ends the deferral that had been granted to certain investment companies for applying previous VIE guidance. The Company adopted this new standard beginning January 1, 2016, having elected not to early-adopt in previous interim periods, and applied the guidance using a modified retrospective approach, thereby not requiring the restatement of prior year periods. The Company's reevaluation of all legal entities under the new standard resulted in identification of additional VIEs and consolidation of certain investment products of the Investment Management segment that were not consolidated in accordance with previous guidance. See Consolidation of VIEs below.

   In May 2015, the FASB issued new guidance related to disclosures for investments in certain entities that calculate net asset value ("NAV") per share (or its equivalent). Under the new guidance, investments measured at NAV, as a practical expedient for fair value, are excluded from the fair value hierarchy. Removing investments measured using the practical expedient from the fair value hierarchy was intended to eliminate the diversity in practice with respect to the categorization of these investments. The only criterion for categorizing investments in the fair value hierarchy is now the observability of the inputs. The amendment was effective retrospectively for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2015, the FASB issued new guidance, simplifying the presentation of debt issuance costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. The new guidance was effective retrospectively for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance was effective for interim and annual periods beginning after December 15, 2015. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance was effective for annual periods, ending after December 15, 2016 and interim periods thereafter. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In January 2014, the FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance was effective for annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In January 2017, the FASB issued updated guidance to simplify the accounting for goodwill impairment. The revised guidance removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. The revised guidance will be applied prospectively, and is effective for fiscal year ending December 31, 2020. Early adoption is permitted for fiscal periods beginning after January 1, 2017. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In October 2016, the FASB issued updated guidance on consolidation of interests held through related parties that are under common control, which alters how a decision maker needs to consider indirect interests in a VIE held through an entity under common control. The new guidance amends the recently adopted consolidation guidance analysis. Under the new guidance, if a decision maker is required to evaluate whether it is the primary beneficiary of a VIE, it will need to consider only its proportionate indirect interest in the VIE held through a common control party. The revised guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016, with early adoption permitted. Adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

   In August 2016, the FASB issued new guidance to simplify elements of cash flow classification. The new guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017 and should be applied using a retrospective transition method. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In June 2016, the FASB issued new guidance related to the accounting for credit losses on financial instruments. The new guidance introduces an approach based on expected losses to estimate credit losses on certain types of financial instruments. It also modifies the impairment model for available-for-sale debt securities and provides for a simplified accounting model for purchased financial assets with credit deterioration since their origination. The new guidance is effective for interim and annual periods beginning after December 15, 2019 with early adoption permitted for annual periods beginning after December 15, 2018. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance simplifying the transition to the equity method of accounting. The amendment eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods that the investments had been held. The amendment is effective for interim and annual periods beginning after December 15, 2016 and should be applied prospectively upon their effective date to increases in the level of ownership interest or degree of influence that result in the adoption of the equity method. The amendment is not expected to have a material impact on the Company's consolidated financial statements.

   In March 2016, the FASB issued new guidance on improvements to employee share-based payment accounting. The amendment includes provisions intended to simplify various aspects related to how share-based payments are accounted for and presented in the financial statements including: income tax effects of share-based payments, minimum statutory tax withholding requirements and forfeitures. The amendment is effective for interim and annual periods beginning after December 15, 2016. The provisions will be applied using various transition approaches (prospective, retrospective and modified retrospective). Management is currently evaluating the impact that the adoption of this standard will have on the Company's consolidated financial statements.

   In February 2016, the FASB issued revised guidance to lease accounting. The revised guidance will require lessees to recognize a right-of-use asset and a lease liability for virtually all of their leases. Lessor accounting will continue to be similar to the current model, but updated to align with certain changes to the lessee model. Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing contracts. The revised guidance is effective for interim and annual periods, beginning after December 15, 2018, with early adoption permitted. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In May 2014, the FASB issued new revenue recognition guidance that is intended to improve and converge the financial reporting requirements for revenue from contracts with customers with International Financial Reporting Standards ("IFRS"). The new guidance applies to contracts that deliver goods or services to a customer, except when those contracts are for: insurance, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new guidance is effective for interim and annual periods, beginning after December 15, 2017, with early adoption permitted for interim and annual periods beginning after December 15, 2016. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and income of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York State Department of Financial Services, (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax income from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's income.

   If the actual cumulative income from the Closed Block are greater than the expected cumulative income, only the expected income will be recognized in net income. Actual cumulative income in excess of expected cumulative income at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block income in a subsequent period are less than the expected income for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative income of the Closed Block are less than the expected cumulative income, only actual income would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of deferred policy acquisition costs ("DAC"), are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has an economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity method of accounting and are reported in other equity investments. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in other investment income (loss) in the statements of Net income (loss).

   Corporate owned life insurance ("COLI") has been purchased by AXA Equitable and certain subsidiaries on the lives of certain key employees (including former employees) and AXA Equitable and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2016 and 2015, the carrying value of COLI was $892 million and $864 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Net derivative gains (losses)" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Mortgage Loans on Real Estate ("mortgage loans"):

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's Investments Under Surveillance ("IUS") Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2016 and 2015, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $34 million and $72 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of Accumulated Other Comprehensive Income ("AOCI"), net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

   Recognition of Insurance Income and Related Expenses

   Deposits related to UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to income.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in net income (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. In second quarter 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its Reversion to the Mean ("RTM") assumption from 9.0% to 7.0%. The average gross long-term return measurement start date was also updated to December 31, 2014. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2016, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.67% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.67% net of product weighted average Separate Account fees) and 0.0% (-2.33% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2016, the average rate of assumed investment yields, excluding policy loans, was 5.1% grading to 4.5% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in net income in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative income over expected cumulative income as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in net income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period net income (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in net income (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium, investment performance and interest credited, net of surrenders, withdrawals, benefits and charges.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5.0% to 6.3% (weighted average of 5.1%) for approximately 99.0% of life insurance liabilities and from 1.6% to 5.5% (weighted average of 4.3%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to income.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), the Company has access to collateralized borrowings. The Company may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral.

   For reinsurance contracts other than those accounted for as derivatives, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefits ("GMDB") and/or a guaranteed minimum living benefit ("GMLB," and together with GMDB, the "GMxB features") which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit ("GMIB") base. The Company previously issued certain variable annuity products with guaranteed income benefit ("GIB") features, guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features. The Company has also assumed reinsurance for products with GMxB features.

   Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   Products that have a GMIB feature with a no-lapse guarantee rider ("NLG"), GIB, GWBL, GMWB and GMAB features and the assumed products with GMAB features (collectively "GMxB derivative features liability") are considered either freestanding or embedded derivatives and discussed below under ("Embedded Derivatives").

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (I.E., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to income. Premium deficiency reserves have been recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income and major medical. Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of income may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional profits followed by loss liability be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. A profits followed by loss liability is included in "Future policy benefits" and is predominately associated with certain interest-sensitive life contracts.

   Embedded Derivatives

   Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in Net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

   Additionally, the Company cedes and assumes reinsurance for products with GMxB features, which are considered an embedded derivative when part of a reinsurance contract covers risks not treated as derivative or a freestanding derivative otherwise. The GMxB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios.

   Changes in the fair value of embedded and freestanding derivatives are reported on the consolidated statements of income (loss) in Net derivative gains (losses). Reserves for embedded derivatives liabilities and assumed reinsurance contracts are reported in Future policyholders' benefits and other policyholders' liabilities and the GMIB reinsurance contract asset, at fair value is reported in a stand-alone line in the consolidated balance sheets.

   Embedded and freestanding insurance derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent "excess" fees and are reported in Policy charges and fee income.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2016, participating policies, including those in the Closed Block, represent approximately 5.0% ($17,491 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of AXA Equitable. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment income (loss) less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such Separate Accounts are offset within the same line in the consolidated statements of income
   (loss). For 2016, 2015 and 2014, investment results of such Separate Accounts were gains (losses) of $8,222 million, $1,148 million and $5,959 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Advisory and Administrative Services Revenues and Related Expenses

   AXA Equitable FMG performs investment advisory and administrative services to investment companies, currently AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT"), 1290 Funds, AXA Allocation Funds Trusts and AXA Offshore Multimanager Funds Trust ("Other AXA Trusts"). AXA Equitable FMG has entered into sub-advisory agreements with affiliated and unaffiliated registered investment advisers to provide sub-advisory services to AXA Equitable FMG with respect to certain portfolios of EQAT and the Other AXA Trusts. AXA Equitable FMG's administrative services include, among others, fund accounting and compliance services. AXA Equitable FMG has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. to provide certain sub-administration services to AXA Equitable FMG as instructed by AXA Equitable FMG. AXA Equitable FMG earns fees related to these services; the fees are calculated as a percentage of assets under management and are recorded in Investment management and service fees in the Consolidated statements of income (loss) as the related services are performed. Sub-advisory and sub-administrative expenses associated with the services are calculated and recorded as the related services are performed in Other operating costs and expenses in the Consolidated statements of income (loss).

   Recognition of Investment Management Revenues and Related Expenses

   Investment management and service fees principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AB sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AB's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2016 was not impaired.

   AB's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2016. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AB's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AB's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and the purchase of units of the limited partnership interest in AB ("AB Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AB Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Internal-use Software

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   Income Taxes

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   AB is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AB is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AB are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed income of non-U.S. corporate subsidiaries except to the extent that such income are permanently invested outside the United States.

   Accounting and Consolidation of VIE's

   For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations ("CDOs")), the Company first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

   The Company provides seed capital to its investment teams to develop new products and services for their clients. The Company's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. The Company evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   A VIE must be consolidated by its primary beneficiary, which generally is defined as the party that has a controlling financial interest in the VIE. The Company is deemed to have a controlling financial interest in a VIE if it has (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance, and (ii) the obligation to absorb losses of the VIE or the right to receive income from the VIE that potentially could be significant to the VIE. For purposes of evaluating
   (ii) above, fees paid to the Company as a decision maker or service provider are excluded if the fees are compensation for services provided commensurate with the level of effort required to be performed and the arrangement includes only customary terms, conditions or amounts present in arrangements for similar services negotiated at arm's length.

   If the Company has a variable interest in an entity that is determined not to be a VIE, the entity then is evaluated for consolidation under the voting interest entity ("VOE") model. For limited partnerships and similar entities, the Company is deemed to have a controlling financial interest in a VOE, and would be required to consolidate the entity, if the Company owns a majority of the entity's kick-out rights through voting limited partnership interests and other limited partners do not hold substantive participating rights (or other rights that would indicate that the Company does not control the entity). For entities other than limited partnerships, the Company is deemed to have a controlling financial interest in a VOE if it owns a majority voting interest in the entity.

   The analysis performed to identify variable interests held, determine whether entities are VIEs or VOEs, and evaluate whether the Company has a controlling financial interest in such entities requires the exercise of judgment and is updated on a continuous basis as circumstances change or new entities are developed. The primary beneficiary evaluation generally is performed qualitatively based on all facts and circumstances, including consideration of economic interests in the VIE held directly and indirectly through related parties and entities under common control, as well as quantitatively, as appropriate.

   At December 31, 2016, the Insurance segment's General Account held approximately $1,209 million of investment assets in the form of equity interests issued by non-corporate legal entities determined under the new guidance to be VIEs, such as limited partnerships and limited liability companies, including hedge funds, private equity funds, and real estate-related funds. As an equity investor, the Insurance segment is considered to have a variable interest in each of these VIEs as a result of its participation in the risks and/or rewards these funds were designed to create by their defined portfolio objectives and strategies. Primarily through qualitative assessment, including consideration of related party interests and/or other financial arrangements, if any, the Insurance segment was not identified as primary beneficiary of any of these VIEs, largely due to its inability to direct the activities that most significantly impact their economic performance. Consequently, the Company continues to reflect these equity interests in the consolidated balance sheet as Other equity investments and to apply the equity method of accounting for these positions. The net assets of these non-consolidated VIEs are approximately $157,986 million. The Company's maximum exposure to loss from its direct involvement with these VIEs is the carrying value of its investment of $1,209 million and approximately $697 million of unfunded commitments at December 31, 2016. The Company has no further economic interest in these VIEs in the form of guarantees, derivatives, credit enhancements or similar instruments and obligations.

   As a result of adopting the new guidance, the Company identified for consolidation under the VIE model three investment funds sponsored by AB. In addition, the Company identified as a VIE an AB private equity fund previously consolidated at December 31, 2015 under the VOE model. The assets of these consolidated VIEs are presented within other invested assets and cash and cash equivalents and liabilities of these consolidated VIEs are presented within other liabilities on the face of the Company's consolidated balance sheet at December 31, 2016; ownership interests not held by the Company relating to these consolidated VIEs are presented either as redeemable or non-redeemable non-controlling interest, as appropriate.

   In 2016, subsequent to the initial adoption of the VIEs guidance, AB consolidated six additional investment funds that were classified as VIEs in which AB obtained a controlling financial interest due to its investment in those funds and deconsolidated a VIE of which AB no longer was the primary beneficiary due to the redemption of its seed money from the fund. At the time of adoption of the new consolidation guidance, AXA financial consolidated total assets of $265 million, total liabilities of $14 million and redeemable non-controlling interest of $251 million in the consolidated balance sheet. As of December 31, 2016 AXA financial consolidated
   $933 million of assets, liabilities of $293 million and redeemable non-controlling interest of $392 million associated with the consolidation of VIEs.

   As of December 31, 2016, the net assets of investment products sponsored by AB that are non-consolidated VIEs are approximately $43,700 million and the Company's maximum exposure to loss from its direct involvement with these VIEs is its investment of $13 million at December 31, 2016. The Company has no further commitments to or economic interest in these VIEs.

   Assumption Updates and Model Changes

   In 2016, the Company made several assumption updates and model changes including the following (1) updated the premium funding assumption used in setting variable life policyholder benefit reserves; (2) made changes in the model used in calculating premium loads, which increased interest sensitive life policyholder benefit reserves; (3) updated its mortality assumption for certain VISL products as a result of favorable mortality experience for some of its older products and unfavorable mortality experience on some of its newer products and (4) updated the General Account spread and yield assumptions for certain VISL products to reflect lower expected investment yields.

   The net impact of these model changes and assumption updates in 2016 decreased policyholders' benefits by $135 million, increased the amortization of DAC by $417 million, increased Policy charges and fee income by $35 million, decreased Income from operations before income taxes by $247 million and decreased Net income by approximately $161 million.

   In 2015 the Company announced it would raise cost of insurance ("COI") rates for certain UL policies issued between 2004 and 2007, which have both issue ages 70 and above and a current face value amount of $1 million and above, effective in 2016. The Company raised the COI rates for these policies as management expects future mortality and investment experience to be less favorable than what was anticipated when the original schedule of COI rates was established. This COI rate increase was larger than the increase that previously had been anticipated in management's reserve assumptions. As a result, management updated the assumption to reflect the actual COI rate increase, resulting in a $71 million and $46 million increase in Income from operations before income taxes and Net income, respectively, in 2015.

   In 2015, expectations of long-term lapse and partial withdrawal rates for variable annuities with GMDB and GMIB guarantees were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. Also in 2015, expectations of GMIB election rates were lowered for certain ages based on emerging experience. This decreased the expected future GMIB claim cost and the fair value of the GMIB reinsurance contract asset, while increasing the expected future GMDB claim cost. The impact of these assumption updates in 2015 were a net decrease in the fair value of the GMIB reinsurance contract asset of $746 million, and increase in the fair value of the GMIBNLG liability of $786 million, a decrease in the GMDB/GMIB reserves of $864 million and a decrease in the amortization of DAC of $32 million. In 2015, this assumption update decreased Income from operations before income taxes and Net income by approximately $636 million and $413 million, respectively.

   In 2015, based upon management's then current expectations of interest rates and future fund growth, the Company updated its reversion to the mean ("RTM") assumption used to calculate GMDB/GMIB and VISL reserves and amortization DAC from 9.0% to 7.0%. The impact of this assumption update in 2015 was an increase in GMIB/GMDB reserves of $570 million, an increase in VISL reserves of $29 million and decrease in amortization of DAC of $73 million. In 2015, this assumption update decreased Income from operations before income taxes and Net income by approximately $527 million and $342 million, respectively.

   In 2015, expectations of long-term lapse rates for certain Accumulator(R) products at certain durations and moneyness levels were lowered based on emerging experience. This update increased expected future claim costs and the fair value of the GMIB reinsurance contract asset. The impact of this assumption update in 2015 was an increase in the fair value of the GMIB reinsurance contract asset of $216 million, an increase in the fair value of the GMIBNLG liability of $101 million, an increase in the GMIB reserves of $53 million and a decrease in the amortization of DAC of $12 million. In 2015, this assumption update increased Income from operations before income taxes and Net income by approximately $74 million and $48 million, respectively.

   In 2015, the Company launched a lump sum payment option to certain contract holders with GMIB and GWBL benefits at the time their AAV falls to zero. As a result, the Company updated its future reserve assumptions to incorporate the expectation that some policyholders will utilize this option. The impact of this assumption update in 2015 resulted in a decrease in the fair value of the GMIB reinsurance contract asset of $263 million, a decrease in the fair value of the GMIBNLG liability of $320 million and a decrease in the GMIB reserves of $47 million. In 2015, this assumption update increased Income from operations before income taxes and Net income by approximately $103 million and $67 million, respectively.

   In 2014, the Company updated its assumptions of future GMIB costs as a result of lower expected short term lapses for those policyholders who did not accept the GMIB buyout offer that expired in third quarter 2014. The impacts of this refinement in 2014 resulted in an increase in the fair value of the GMIB reinsurance asset of $62 million, an increase in the fair value of the GMIBNLG liability of $33 million and an increase in the GMIB reserves of $15 million. In 2014, this assumption update increased Income from operations before income taxes and Net income by approximately $13 million and $9 million, respectively.

   In addition, in 2014, the Company made a change in the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and guaranteed minimum accumulation benefit ("GMAB") liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these changes in 2014 were a

   $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Income (Loss) in Net derivative gains (losses). In 2014, these changes increased Income from operations before income taxes and Net income by approximately $473 million and $307 million, respectively.

   Revision of Prior Period Financial Statements

   In 2017, management identified errors in its previous financial statements. These errors primarily related to errors in the calculation of policyholders' benefit reserves for one of the Company's variable annuity products with indexed-linked features and the calculation of DAC amortization for certain variable and interest sensitive life products. Management evaluated the impact of these errors both individually and in the aggregate and concluded they were not material to any previously reported annual and quarterly financial statements. In order to improve the consistency and comparability of the financial statements, management has voluntarily revised the consolidated balance sheet as of December 31, 2016 and 2015 and the related consolidated statements of income (loss), comprehensive income (loss), shareholders' equity and of cash flows for the years ended December 31, 2016, 2015 and 2014 to include the revisions discussed above and all previously recorded out-of-period adjustments in each of the applicable periods for comparability purposes. The impacts of these revisions to each of the previously reported consolidated statements are disclosed below. This information has been corrected from the information previously presented in the third quarter 2017 Form 10-Q (the "Q3 2017 Form 10-Q").

                                              AS PREVIOUSLY REPORTED IMPACT OF REVISIONS/(1)/      AS REVISED
                                              ---------------------  ------------------------ ---------------------
                                                  DECEMBER 31,          DECEMBER 31,              DECEMBER 31,
                                              ---------------------  -----------------------  ---------------------
                                                 2016        2015     2016         2015          2016       2015
                                              ----------  ---------- ------       -----       ---------- ----------
                                                                    (IN MILLIONS)
ASSETS:
  Real estate held for production of income.. $       45  $       -- $   11       $  --       $       56 $       --
  Other equity investments...................      1,363       1,477    (40)        (81)           1,323      1,396
  Trading securities, at fair value..........      9,134       6,805     --          81            9,134      6,886
  Other invested assets......................      2,186       1,788     40          --            2,226      1,788
                                                                          ------       -----
  Total investments..........................     58,416      52,527     11          --           58,427     52,527
  DAC........................................      4,301       4,469      6         105            4,307      4,574
  Amounts due from reinsurers................      4,635       4,466     19          37            4,654      4,503
  Guaranteed minimum income
   benefit reinsurance asset, at fair value..     10,309      10,570      7          15           10,316     10,585
  Other assets...............................      4,260       4,634     --          13            4,260      4,647
                                                                          ------       -----
   Total Assets.............................. $  203,764  $  194,626 $   43       $ 170       $  203,807 $  194,796
                                                                          ------       -----
LIABILITIES:
  Policyholders' account balances............ $   38,782  $   33,033 $   43       $(138)      $   38,825 $   32,895
  Future policyholders' benefits and other
   policyholders' liabilities................     25,358      24,531    145         355           25,503     24,886
  Current and deferred taxes.................      3,816       4,647    (52)         40            3,764      4,687
  Other liabilities..........................      2,108       2,586     --         (52)           2,108      2,534
                                                                          ------       -----
   Total Liabilities.........................    186,945     177,018    136         205          187,081    177,223
                                                                          ------       -----
EQUITY:
  Retained Earnings..........................      7,983       8,958   (104)        (11)           7,879      8,947
  Accumulated other comprehensive income
   (loss)....................................          7         228     --           3                7        231
  AXA Equitable Equity.......................     13,331      14,509   (104)         (8)          13,227     14,501
  Noncontrolling interest....................      3,085       3,086     11         (27)           3,096      3,059
  Equity.....................................     16,416      17,595    (93)        (35)          16,323     17,560
                                                                          ------       -----
   Total Liabilities and Equity.............. $  203,764  $  194,626 $   43       $ 170       $  203,807 $  194,796
                                                                          ======       =====

  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                    AS PREVIOUSLY REPORTED        IMPACT OF REVISIONS/(1)/
                                                ------------------------------  ---------------------------
                                                    YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                ------------------------------  ---------------------------
                                                   2016      2015       2014      2016     2015      2014
                                                ---------  --------  ---------  -------  --------  --------
                                                                                       (IN MILLIONS)
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income............... $   3,423  $  3,208  $   3,115  $   194  $    323  $    242
   Premiums....................................       880       854        874      (26)      (26)      (27)
   Net derivative gains (losses)...............    (1,280)     (208)     5,409       43      (140)      (65)
                                                                                -------  --------  --------
       Total revenues..........................     9,148     9,833     15,480      211       157       150
                                                                                -------  --------  --------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     2,913     2,743      3,579      174       126       453
   Interest credited to Policyholder's
     Account Balances..........................       978     1,048      1,155      101       (75)     (126)
   Amortization of deferred policy
     acquisition costs, net....................       162      (331)      (413)      97        17        29
   Other operating costs and expenses..........     1,458     1,415      1,692       --        82       (24)
                                                                                -------  --------  --------
       Total benefits and other deductions.....     8,717     8,183      9,365      372       150       332
                                                                                -------  --------  --------
  Income (loss) from operations, before
   income taxes................................       431     1,650      6,115     (161)        7      (182)
  Income tax (expense) benefit.................       113      (186)    (1,695)      95        (7)       58
  Net income (loss)............................       544     1,464      4,420      (66)       --      (124)
  Less: net (income) loss attributable to
   the noncontrolling interest.................      (469)     (403)      (387)     (27)        5         5
                                                                                -------  --------  --------
  Net income (loss) attributable to AXA
   Equitable................................... $      75  $  1,061  $   4,033  $   (93) $      5  $   (119)
                                                                                =======  ========  ========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
Net income (loss).............................. $     544  $  1,464  $   4,420  $   (66) $     --  $   (124)
Change in unrealized gains (losses), net of
  reclassification adjustment..................      (217)     (881)       969       (3)        3        --
  Total other comprehensive income (loss),
   net of income taxes.........................      (238)     (910)       925       (3)        3        --
Comprehensive income (loss)....................       306       554      5,345      (69)        3      (124)
Less: Comprehensive (income) loss
  attributable to noncontrolling interest......      (452)     (388)      (358)     (27)        5         5
                                                                                -------  --------  --------
  Comprehensive income (loss) attributable
   to AXA Equitable............................ $    (146) $    166  $   4,987  $   (96) $      8  $   (119)
                                                                                =======  ========  ========

                                                          AS REVISED
                                                ------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                ------------------------------
                                                   2016      2015       2014
                                                ---------  --------  ---------

STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income............... $   3,617  $  3,531  $   3,357
   Premiums....................................       854       828        847
   Net derivative gains (losses)...............    (1,237)     (348)     5,344

       Total revenues..........................     9,359     9,990     15,630

  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     3,087     2,869      4,032
   Interest credited to Policyholder's
     Account Balances..........................     1,079       973      1,029
   Amortization of deferred policy
     acquisition costs, net....................       259      (314)      (384)
   Other operating costs and expenses..........     1,458     1,497      1,668

       Total benefits and other deductions.....     9,089     8,333      9,697

  Income (loss) from operations, before
   income taxes................................       270     1,657      5,933
  Income tax (expense) benefit.................       208      (193)    (1,637)
  Net income (loss)............................       478     1,464      4,296
  Less: net (income) loss attributable to
   the noncontrolling interest.................      (496)     (398)      (382)

  Net income (loss) attributable to AXA
   Equitable................................... $     (18) $  1,066  $   3,914

STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
Net income (loss).............................. $     478  $  1,464  $   4,296
Change in unrealized gains (losses), net of
  reclassification adjustment..................      (220)     (878)       969
  Total other comprehensive income (loss),
   net of income taxes.........................      (241)     (907)       925
Comprehensive income (loss)....................       237       557      5,221
Less: Comprehensive (income) loss
  attributable to noncontrolling interest......      (479)     (383)      (353)

  Comprehensive income (loss) attributable
   to AXA Equitable............................ $    (242) $    174  $   4,868


  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                    AS PREVIOUSLY REPORTED        IMPACT OF REVISIONS/(1)/
                                               -------------------------------  ---------------------------
                                                   YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                               -------------------------------  ---------------------------
                                                  2016       2015       2014      2016      2015      2014
                                               ---------  ---------  ---------  --------  --------  -------
                                                                                       (IN MILLIONS)
STATEMENTS OF EQUITY:
  Capital in excess of par value, beginning
   of year.................................... $   5,321  $   5,957  $   5,934  $     --  $     --  $   (26)
  Deferred tax on dividend of AB Units........        --        (35)       (26)       --        --       26
                                                                                --------  --------  -------
  Capital in excess of par value, end of year.     5,339      5,321      5,957        --        --       --
  Retained earnings, beginning of year........ $   8,958  $   8,809  $   5,205  $    (11) $    (16) $    55
  Stockholder dividends.......................    (1,050)      (912)      (429)       --        --       48
  Net income (loss)...........................        75      1,061      4,033       (93)        5     (119)
                                                                                --------  --------  -------
  Retained earnings, end of period............     7,983      8,958      8,809      (104)      (11)     (16)
                                                                                --------  --------  -------
  Accumulated other comprehensive income
   (loss), beginning of year..................       228        351       (603)        3        --       --
  Other comprehensive income (loss)...........      (221)      (895)       954        (3)        3       --
                                                                                --------  --------  -------
  Accumulated other comprehensive income
   (loss), end of year........................         7        228        351        --         3       --
                                                                                --------  --------  -------
   Total AXA Equitable's equity, end of
     period...................................    13,331     14,509     15,119      (104)       (8)     (16)
                                                                                --------  --------  -------
  Noncontrolling interest, beginning of year..     3,086      2,989      2,903       (27)      (22)      31
  Net income (loss) attributable to
   noncontrolling interest....................       464        403        387        27        (5)      (5)
  Dividend of AB Units by AXA Equitable to
   AXA Financial..............................        --        145         48        --        --      (48)
  Other changes in noncontrolling interest....       104        132        143        11        --       --
                                                                                --------  --------  -------
  Noncontrolling interest, end of year........     3,085      3,086      2,989        11       (27)     (22)
                                                                                --------  --------  -------
   TOTAL EQUITY, END OF PERIOD................ $  16,416  $  17,595  $  18,108  $    (93) $    (35) $   (38)
                                                                                ========  ========  =======
STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss).......................... $     544  $   1,464  $   4,420  $    (66) $     --  $  (124)
   Policy charges and fee income..............    (3,423)    (3,208)    (3,115)     (194)     (323)    (242)
   Interest credited to policyholders'
     account balances.........................       978      1,048      1,155       101       (75)    (126)
   Net derivative (gains) loss................     1,280        208     (5,409)      (43)      140       65
   Amortization of deferred cost of
     reinsurance asset........................       159         39        302        --        82      (10)

                                                          AS REVISED
                                               -------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                               -------------------------------
                                                  2016       2015       2014
                                               ---------  ---------  ---------

STATEMENTS OF EQUITY:
  Capital in excess of par value, beginning
   of year.................................... $   5,321  $   5,957  $   5,908
  Deferred tax on dividend of AB Units........        --        (35)        --

  Capital in excess of par value, end of year.     5,339      5,321      5,957
  Retained earnings, beginning of year........ $   8,947  $   8,793  $   5,260
  Stockholder dividends.......................    (1,050)      (912)      (381)
  Net income (loss)...........................       (18)     1,066      3,914

  Retained earnings, end of period............     7,879      8,947      8,793

  Accumulated other comprehensive income
   (loss), beginning of year..................       231        351       (603)
  Other comprehensive income (loss)...........      (224)      (892)       954

  Accumulated other comprehensive income
   (loss), end of year........................         7        231        351

   Total AXA Equitable's equity, end of
     period...................................    13,227     14,501     15,103

  Noncontrolling interest, beginning of year..     3,059      2,967      2,934
  Net income (loss) attributable to
   noncontrolling interest....................       491        398        382
  Dividend of AB Units by AXA Equitable to
   AXA Financial..............................        --        145         --
  Other changes in noncontrolling interest....       115        132        143

  Noncontrolling interest, end of year........     3,096      3,059      2,967

   TOTAL EQUITY, END OF PERIOD................ $  16,323  $  17,560  $  18,070

STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss).......................... $     478  $   1,464  $   4,296
   Policy charges and fee income..............    (3,617)    (3,531)    (3,357)
   Interest credited to policyholders'
     account balances.........................     1,079        973      1,029
   Net derivative (gains) loss................     1,237        348     (5,344)
   Amortization of deferred cost of
     reinsurance asset........................       159        121        292

  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                  AS PREVIOUSLY REPORTED      IMPACT OF REVISIONS/(1)/
                                               ----------------------------  -------------------------
                                                  YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                               ----------------------------  -------------------------
                                                 2016      2015      2014      2016     2015     2014
                                               --------  --------  --------  -------  -------  -------
                                                                                   (IN MILLIONS)
   Changes in:
   Future policy benefits..................... $    803  $    878  $  1,518  $   (30) $   165  $   292
   Deferred Policy Acquisition costs..........      162      (331)     (413)      97       17       29
   Reinsurance recoverable....................     (534)     (916)     (488)     230      (13)     174
   Current and deferred income taxes..........     (771)      258     1,448      (95)       7      (58)
   Other......................................       31       111       (98)      --      (80)      39
                                                                             -------  -------  -------
  Net cash provided by (used in) operating
   activities................................. $   (461) $   (244) $   (639) $    --  $   (80) $    39
                                                                             =======  =======  =======

  CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' accounts balance deposits... $  9,342  $  5,757  $  6,011  $   404  $    --  $    --
   Policyholders' accounts balance transfer
     (to) from Separate Accounts..............    1,606     1,045       815     (404)      --       --
   (Decrease) increase in overdrafts payable..      (85)       --        --       --       80      (39)
                                                                             -------  -------  -------
  Net cash provided by (used in) financing
   activities................................. $  5,751  $  3,034  $  3,843  $    --  $    80  $   (39)
                                                                             =======  =======  =======

                                                        AS REVISED
                                               ----------------------------
                                                  YEAR ENDED DECEMBER 31,
                                               ----------------------------
                                                 2016      2015      2014
                                               --------  --------  --------

   Changes in:
   Future policy benefits..................... $    773  $  1,043  $  1,810
   Deferred Policy Acquisition costs..........      259      (314)     (384)
   Reinsurance recoverable....................     (304)     (929)     (314)
   Current and deferred income taxes..........     (866)      265     1,390
   Other......................................       31        31       (59)

  Net cash provided by (used in) operating
   activities................................. $   (461) $   (324) $   (600)


  CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' accounts balance deposits... $  9,746  $  5,757  $  6,011
   Policyholders' accounts balance transfer
     (to) from Separate Accounts..............    1,202     1,045       815
   (Decrease) increase in overdrafts payable..      (85)       80       (39)

  Net cash provided by (used in) financing
   activities................................. $  5,751  $  3,114  $  3,804


  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

   The following table presents the effects of the accounting change to the Company's previously reported consolidated balance sheet as of December 31, 2016 and 2015 and the related consolidated statements of income (loss), comprehensive income (loss), shareholders' equity and of cash flows for the years ended December 31, 2016, 2015 and 2014. This information has been corrected from the information previously presented in the third quarter 2017 Form 10-Q (the "Q3 2017 Form 10-Q").

                                              AS PREVIOUSLY REPORTED IMPACT OF ACCOUNTING
                                              AND ADJUSTED HEREIN       CHANGE/(1)/          AS REVISED
                                              ---------------------- -------------------  -----------------
                                                DECEMBER 31,           DECEMBER 31,         DECEMBER 31,
                                              ---------------------- -------------------  -----------------
                                                2016        2015       2016       2015      2016     2015
                                              --------    --------   -------    -------   -------- --------
                                                                  (IN MILLIONS)
ASSETS:
  DAC........................................ $  4,307    $  4,574   $   545    $   565   $  4,852 $  5,139
                                                                       -------   -------
   Total Assets.............................. $203,807    $194,796   $   545    $   565   $204,352 $195,361
                                                                       -------   -------
LIABILITIES:
  Future policyholders' benefits and other
   policyholders' liabilities................   25,503      24,886     3,436      3,588     28,939   28,474
  Current and deferred taxes.................    3,764       4,687    (1,013)    (1,058)     2,751    3,629
                                                                       -------   -------
   Total Liabilities.........................  187,081     177,223     2,423      2,530    189,504  179,753
                                                                       -------   -------

  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                               AS PREVIOUSLY REPORTED IMPACT OF ACCOUNTING
                                                AND ADJUSTED HEREIN       CHANGE/(1)/           AS REVISED
                                               ---------------------  ------------------   ---------------------
                                                   DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                               ---------------------  ------------------   ---------------------
                                                  2016        2015       2016       2015      2016       2015
                                               ----------  ---------- ---------   -------  ---------- ----------
                                                                        (IN MILLIONS)
  EQUITY:
   Retained Earnings.......................... $    7,879  $    8,947 $  (1,874)  $(1,949) $    6,005 $    6,998
   Accumulated other comprehensive income
     (loss)...................................          7         231        (4)      (16)          3        215
     AXA Equitable Equity.....................     13,227      14,501    (1,878)   (1,965)     11,349     12,536
       Equity.................................     16,323      17,560    (1,878)   (1,965)     14,445     15,595
                                                                      ---------   -------
Total Liabilities and Equity.................. $  203,807  $  194,796 $     545   $   565  $  204,352 $  195,361
                                                                      =========   =======

  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                    AS PREVIOUSLY REPORTED         IMPACT OF ACCOUNTING
                                                     AND ADJUSTED HEREIN               CHANGE/(1)/
                                                -----------------------------  ---------------------------
                                                   YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                -----------------------------  ---------------------------
                                                   2016      2015      2014      2016     2015      2014
                                                ---------  --------  --------  -------  -------  ---------
                                                                                       (IN MILLIONS)
STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income............... $   3,617  $  3,531  $  3,357  $  (273) $  (240) $    (207)
   Net derivative gains (losses)...............    (1,237)     (348)    5,344       74     (727)    (1,789)
                                                                               -------  -------  ---------
       Total revenues..........................     9,359     9,990    15,630     (199)    (967)    (1,996)
                                                                               -------  -------  ---------
  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     3,087     2,869     4,032     (342)    (412)      (324)
   Amortization of deferred policy
     acquisition costs.........................       259      (314)     (384)      28       60         34
                                                                               -------  -------  ---------
       Total benefits and other deductions.....     9,089     8,333     9,697     (314)    (352)      (290)
                                                                               -------  -------  ---------
  Income (loss) from operations, before
   income taxes................................       270     1,657     5,933      115     (615)    (1,706)
  Income tax (expense) benefit.................       208      (193)   (1,637)     (40)     216        597
                                                                               -------  -------  ---------
  Net income (loss)............................       478     1,464     4,296       75     (399)    (1,109)
                                                                               -------  -------  ---------
  Net income (loss) attributable to AXA
   Equitable................................... $     (18) $  1,066  $  3,914  $    75  $  (399) $  (1,109)
                                                                               =======  =======  =========
STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)............................ $     478  $  1,464  $  4,296  $    75  $  (399) $  (1,109)
  Change in unrealized gains (losses), net
   of reclassification adjustment..............      (220)     (878)      969       12       50        (57)
   Total other comprehensive income (loss),
     net of income taxes.......................      (241)     (907)      925       12       50        (57)
  Comprehensive income (loss)..................       237       557     5,221       87     (349)    (1,166)
                                                                               -------  -------  ---------
   Comprehensive income (loss) attributable
     to AXA Equitable.......................... $    (242) $    174  $  4,868  $    87  $  (349) $  (1,166)
                                                                               =======  =======  =========

                                                           AS REVISED
                                                -------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                -------------------------------
                                                   2016       2015       2014
                                                ---------  ---------  ---------

STATEMENTS OF INCOME (LOSS):
  REVENUES:
   Policy charges and fee income............... $   3,344  $   3,291  $   3,150
   Net derivative gains (losses)...............    (1,163)    (1,075)     3,555

       Total revenues..........................     9,160      9,023     13,634

  BENEFITS AND OTHER DEDUCTIONS:
   Policyholders' benefits.....................     2,745      2,457      3,708
   Amortization of deferred policy
     acquisition costs.........................       287       (254)      (350)

       Total benefits and other deductions.....     8,775      7,981      9,407

  Income (loss) from operations, before
   income taxes................................       385      1,042      4,227
  Income tax (expense) benefit.................       168         23     (1,040)

  Net income (loss)............................       553      1,065      3,187

  Net income (loss) attributable to AXA
   Equitable................................... $      57  $     667  $   2,805

STATEMENTS OF COMPREHENSIVE INCOME (LOSS):
  Net income (loss)............................ $     553  $   1,065  $   3,187
  Change in unrealized gains (losses), net
   of reclassification adjustment..............      (208)      (828)       912
   Total other comprehensive income (loss),
     net of income taxes.......................      (229)      (857)       868
  Comprehensive income (loss)..................       324        208      4,055

   Comprehensive income (loss) attributable
     to AXA Equitable.......................... $    (155) $    (175) $   3,702


  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

                                                    AS PREVIOUSLY REPORTED            IMPACT OF ACCOUNTING
                                                     AND ADJUSTED HEREIN                  CHANGE/(1)/
                                               -------------------------------  -------------------------------
                                                   YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                               -------------------------------  -------------------------------
                                                  2016       2015       2014       2016       2015       2014
                                               ---------  ---------  ---------  ---------  ---------  ---------
                                                                                         (IN MILLIONS)
STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........ $   8,947  $   8,793  $   5,260  $  (1,949) $  (1,550) $    (441)
  Stockholder dividends.......................    (1,050)      (912)      (381)        --         --         --
  Net income (loss)...........................       (18)     1,066      3,914         75       (399)    (1,109)
                                                                                ---------  ---------  ---------
  Retained earnings, end of period............     7,879      8,947      8,793     (1,874)    (1,949)    (1,550)
                                                                                ---------  ---------  ---------
  Accumulated other comprehensive income
   (loss), beginning of year..................       231        351       (603)       (16)       (66)        (9)
  Other comprehensive income (loss)...........      (224)      (892)       954         12         50        (57)
                                                                                ---------  ---------  ---------
  Accumulated other comprehensive income
   (loss), end of year........................         7        231        351         (4)       (16)       (66)
                                                                                ---------  ---------  ---------
   Total AXA Equitable's equity, end of
     period...................................    13,227     14,501     15,103     (1,878)    (1,965)    (1,616)
                                                                                ---------  ---------  ---------
     TOTAL EQUITY, END OF PERIOD.............. $  16,323  $  17,560  $  18,070  $  (1,878) $  (1,965) $  (1,616)
                                                                                =========  =========  =========
STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss).......................... $     478  $   1,464  $   4,296  $      75  $    (399) $  (1,109)
   Policy charges and fee income..............    (3,617)    (3,531)    (3,357)       273        240        207
   Net derivative (gains) loss................     1,237        348     (5,344)       (74)       727      1,789
   Changes in:
   Future policy benefits.....................       773      1,043      1,810       (342)      (412)      (324)
   Deferred Policy Acquisition costs..........       259       (314)      (384)        28         60         34
   Current and deferred income taxes..........      (866)       265      1,390         40       (216)      (597)
                                                                                ---------  ---------  ---------
  Net cash provided by (used in) operating
   activities................................. $    (461) $    (324) $    (600) $      --  $      --  $      --
                                                                                =========  =========  =========

                                                          AS REVISED
                                               -------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                               -------------------------------
                                                  2016       2015       2014
                                               ---------  ---------  ---------

STATEMENTS OF EQUITY:
  Retained earnings, beginning of year........ $   6,998  $   7,243  $   4,819
  Stockholder dividends.......................    (1,050)      (912)      (381)
  Net income (loss)...........................        57        667      2,805

  Retained earnings, end of period............     6,005      6,998      7,243

  Accumulated other comprehensive income
   (loss), beginning of year..................       215        285       (612)
  Other comprehensive income (loss)...........      (212)      (842)       897

  Accumulated other comprehensive income
   (loss), end of year........................         3        215        285

   Total AXA Equitable's equity, end of
     period...................................    11,349     12,536     13,487

     TOTAL EQUITY, END OF PERIOD.............. $  14,445  $  15,595  $  16,454

STATEMENTS OF CASH FLOWS:
  CASH FLOW FROM OPERATING ACTIVITIES:
   Net income (loss).......................... $     553  $   1,065  $   3,187
   Policy charges and fee income..............    (3,344)    (3,291)    (3,150)
   Net derivative (gains) loss................     1,163      1,075     (3,555)
   Changes in:
   Future policy benefits.....................       431        631      1,486
   Deferred Policy Acquisition costs..........       287       (254)      (350)
   Current and deferred income taxes..........      (826)        49        793

  Net cash provided by (used in) operating
   activities................................. $    (461) $    (324) $    (600)


  /(1)/In the Q3 2017 Form 10-Q the Company reported revisions to errors which were determined to be immaterial and presented information reflecting the impact of a change in accounting principle. This was presented in
       Note 2 to the financial statements of the Q3 2017 Form 10-Q. The Company is now filing the Form 8-K to which this Exhibit 99.1 is attached to reflect the change in accounting principle as well as to correct errors in the previously issued financial statements. Subsequent to the filing of the Q3 2017 Form 10-Q, the Company identified certain additional errors that were not material to the previously disclosed financial information that impact the pre-change in accounting principle financial information that is being revised, as well as errors related to the impact of the change in accounting principle, and thus these figures differ from what was reported in the Q3 2017 Form 10-Q.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                          GROSS      GROSS
                                              AMORTIZED UNREALIZED UNREALIZED               OTTI
                                                COST      GAINS      LOSSES   FAIR VALUE IN AOCI/(3)/
                                              --------- ---------- ---------- ---------- -----------
                                                                  (IN MILLIONS)
DECEMBER 31, 2016
-----------------
Fixed Maturity Securities:
  Public corporate........................... $  12,418   $    675     $   81  $  13,012       $  --
  Private corporate..........................     6,880        215         55      7,040          --
  U.S. Treasury, government and agency.......    10,739        221        624     10,336          --
  States and political subdivisions..........       432         63          2        493          --
  Foreign governments........................       375         29         14        390          --
  Commercial mortgage-backed.................       415         28         72        371           7
  Residential mortgage-backed/(1)/...........       294         20         --        314          --
  Asset-backed/(2)/..........................        51         10          1         60           3
  Redeemable preferred stock.................       519         45         10        554          --
                                              ---------   --------     ------  ---------       -----
   Total Fixed Maturities....................    32,123      1,306        859     32,570          10
Equity securities............................       113         --         --        113          --
                                              ---------   --------     ------  ---------       -----

Total at December 31, 2016................... $  32,236   $  1,306     $  859  $  32,683       $  10
                                              =========   ========     ======  =========       =====

December 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $  12,890   $    688     $  202  $  13,376       $  --
  Private corporate..........................     6,818        232        124      6,926          --
  U.S. Treasury, government and agency.......     8,800        280        305      8,775          --
  States and political subdivisions..........       437         68          1        504          --
  Foreign governments........................       397         36         18        415          --
  Commercial mortgage-backed.................       591         29         87        533           9
  Residential mortgage-backed/(1)/...........       608         32         --        640          --
  Asset-backed/(2)/..........................        68         10          1         77           3
  Redeemable preferred stock.................       592         57          2        647          --
                                              ---------   --------     ------  ---------       -----
   Total Fixed Maturities....................    31,201      1,432        740     31,893          12
Equity securities............................        34         --          2         32          --
                                              ---------   --------     ------  ---------       -----

Total at December 31, 2015................... $  31,235   $  1,432     $  742  $  31,925       $  12
                                              =========   ========     ======  =========       =====

/(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
/(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
/(3)/Amounts represent OTTI losses in AOCI, which were not included in net income (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities at December 31, 2016 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2016

                                               AMORTIZED
                                                 COST     FAIR VALUE
                                              ----------- -----------
                                                   (IN MILLIONS)
Due in one year or less...................... $     1,537 $     1,549
Due in years two through five................       7,736       8,128
Due in years six through ten.................       8,898       9,005
Due after ten years..........................      12,673      12,589
                                              ----------- -----------
   Subtotal..................................      30,844      31,271
Commercial mortgage-backed securities........         415         371
Residential mortgage-backed securities.......         294         314
Asset-backed securities......................          51          60
Redeemable preferred stocks..................         519         554
                                              ----------- -----------
Total........................................ $    32,123 $    32,570
                                              =========== ===========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2016, 2015 and 2014:

                                                      December 31,
                                              ---------------------------
                                                 2016      2015     2014
                                              ---------  -------  -------
                                                     (IN MILLIONS)
Proceeds from sales.......................... $   4,324  $   979  $   716
                                              =========  =======  =======
Gross gains on sales......................... $     111  $    33  $    21
                                              =========  =======  =======
Gross losses on sales........................ $     (58) $    (8) $    (9)
                                              =========  =======  =======
Total OTTI................................... $     (65) $   (41) $   (72)
                                              =========  =======  =======
Non-credit losses recognized in OCI..........        --       --       --
                                              ---------  -------  -------
Credit losses recognized in net income (loss) $     (65) $   (41) $   (72)
                                              =========  =======  =======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                 2016       2015
                                              ---------  ---------
                                                  (IN MILLIONS)
Balances at January 1,....................... $    (198) $    (254)
Previously recognized impairments on
  securities that matured, paid, prepaid or
  sold.......................................        73         97
Recognized impairments on securities
  impaired to fair value this period/(1)/....       (17)       (11)
Impairments recognized this period on
  securities not previously impaired.........       (46)       (22)
Additional impairments this period on
  securities previously impaired.............        (2)        (8)
Increases due to passage of time on
  previously recorded credit losses..........        --         --
Accretion of previously recognized
  impairments due to increases in expected
  cash flows.................................        --         --
                                              ---------  ---------
Balances at December 31,..................... $    (190) $    (198)
                                              =========  =========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                 DECEMBER 31,
                                               ---------------
                                                2016     2015
                                               ------- -------
                                                (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................. $    19 $    16
   All other..................................     428     676
  Equity securities...........................      --      (2)
                                               ------- -------
Net Unrealized Gains (Losses)................. $   447 $   690
                                               ======= =======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net income (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                    AOCI GAIN
                                                                                                      (LOSS)
                               NET UNREALIZED                                      DEFERRED         RELATED TO
                                    GAIN                                            INCOME        NET UNREALIZED
                                (LOSSES) ON                     POLICYHOLDERS      TAX ASSET        INVESTMENT
                                INVESTMENTS          DAC         LIABILITIES      (LIABILITY)     GAINS (LOSSES)
                               --------------  --------------  --------------  ----------------  ---------------
                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2016......  $          16  $           --  $           (4) $             (5) $             7
Net investment gains (losses)
  arising during the period...             (6)             --              --                --               (6)
Reclassification adjustment
  for OTTI losses:
   Included in Net income
     (loss)...................              9              --              --                --                9
   Excluded from Net income
     (loss)/(1)/..............             --              --              --                --               --
Impact of net unrealized
  investment gains (losses)
  on:
   DAC........................             --              (1)             --                --               (1)
   Deferred income taxes......             --              --              --                 2                2
   Policyholders liabilities..             --              --              (6)               --               (6)
                                -------------  --------------  --------------  ----------------  ---------------
BALANCE, DECEMBER 31, 2016....  $          19  $           (1) $          (10) $             (3) $             5
                                =============  ==============  ==============  ================  ===============

BALANCE, JANUARY 1, 2015......  $          10  $           --  $           --  $             (4) $             6
Net investment gains (losses)
  arising during the period...             (7)             --              --                --               (7)
Reclassification adjustment
  for OTTI losses:
   Included in Net income
     (loss)...................             13              --              --                --               13
   Excluded from Net income
     (loss)/(1)/..............             --              --              --                --               --
Impact of net unrealized
  investment gains (losses)
  on:
   DAC........................             --              --              --                --               --
   Deferred income taxes......             --              --              --                (1)              (1)
   Policyholders liabilities..             --              --              (4)               --               (4)
                                -------------  --------------  --------------  ----------------  ---------------
BALANCE, DECEMBER 31, 2015....  $          16  $           --  $           (4) $             (5) $             7
                                =============  ==============  ==============  ================  ===============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in net income
       (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                          AOCI GAIN
                                                                                                            (LOSS)
                                              NET UNREALIZED                                DEFERRED      RELATED TO
                                                  GAINS                                      INCOME     NET UNREALIZED
                                               (LOSSES) ON                  POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS         DAC       LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              --------------  ------------  -------------  -----------  --------------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2016..................... $          674  $        (88) $        (226) $      (126) $          234
Net investment gains (losses) arising during
  the period.................................           (240)           --             --           --            (240)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............             (6)           --             --           --              (6)
   Excluded from Net income (loss)/(1)/......             --            --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --            --             --           --              --
   Deferred income taxes.....................             --            --             --           74              74
   Policyholders liabilities.................             --            --             35           --              35
                                              --------------  ------------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2016................... $          428  $        (88) $        (191) $       (52) $           97
                                              ==============  ============  =============  ===========  ==============

BALANCE, JANUARY 1, 2015..................... $        2,231  $       (172) $        (420) $      (574) $        1,065
Net investment gains (losses) arising during
  the period.................................         (1,562)           --             --           --          (1,562)
Reclassification adjustment for OTTI losses:
   Included in Net income (loss).............              5            --             --           --               5
   Excluded from Net income (loss)/(1)/......             --            --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --            84             --           --              84
   Deferred income taxes.....................             --            --             --          448             448
   Policyholders liabilities.................             --            --            194           --             194
                                              --------------  ------------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2015................... $          674  $        (88) $        (226) $      (126) $          234
                                              ==============  ============  =============  ===========  ==============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in net income (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 794 issues at December 31, 2016 and the 810 issues at December 31, 2015 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              --------------------- ----------------------- ---------------------
                                                           GROSS                  GROSS                  GROSS
                                                         UNREALIZED             UNREALIZED             UNREALIZED
                                              FAIR VALUE   LOSSES   FAIR VALUE    LOSSES    FAIR VALUE   LOSSES
                                              ---------- ---------- ----------- ----------- ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2016:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    2,455 $       75 $       113 $         6 $    2,568  $      81
  Private corporate..........................      1,483         38         277          17      1,760         55
  U.S. Treasury, government and agency.......      5,356        624          --          --      5,356        624
  States and political subdivisions..........         --         --          18           2         18          2
  Foreign governments........................         73          3          49          11        122         14
  Commercial mortgage-backed.................         66          5         171          67        237         72
  Residential mortgage-backed................         47         --           4          --         51         --

                                               Less Than 12 Months   12 Months or Longer           Total
                                              --------------------- ---------------------- ----------------------
                                                           Gross                 Gross                   Gross
                                                         Unrealized            Unrealized              Unrealized
                                              Fair Value   Losses   Fair Value   Losses    Fair Value    Losses
                                              ---------- ---------- ---------- ----------- ----------- ----------
                                                                         (In Millions)
  Asset-backed............................... $        4 $       -- $        8 $         1 $        12 $        1
  Redeemable preferred stock.................        218          9         12           1         230         10
                                              ---------- ---------- ---------- ----------- ----------- ----------

Total........................................ $    9,702 $      754 $      652 $       105 $    10,354 $      859
                                              ========== ========== ========== =========== =========== ==========
December 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    3,091 $      129 $      359 $        73 $     3,450 $      202
  Private corporate..........................      1,926        102        184          22       2,110        124
  U.S. Treasury, government and agency.......      3,538        305         --          --       3,538        305
  States and political subdivisions..........         19          1         --          --          19          1
  Foreign governments........................         73          7         39          11         112         18
  Commercial mortgage-backed.................         67          2        261          85         328         87
  Residential mortgage-backed................         11         --         29          --          40         --
  Asset-backed...............................         11         --         17           1          28          1
  Redeemable preferred stock.................         43         --         40           2          83          2
                                              ---------- ---------- ---------- ----------- ----------- ----------

Total........................................ $    8,779 $      546 $      929 $       194 $     9,708 $      740
                                              ========== ========== ========== =========== =========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2016 and 2015 were $169 million and $157 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2016 and 2015, respectively, approximately $1,574 million and $1,310 million, or 4.9% and 4.2%, of the $32,123 million and $31,201 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $28 million and $97 million at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, respectively, the $105 million and $194 million of gross unrealized losses of twelve months or more were concentrated in corporate and commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to income for OTTI for these securities was not warranted at either
   December 31, 2016 or 2015. As of December 31, 2016, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2016 and 2015, respectively, the Company owned
   $6 million and $7 million in RMBS backed by subprime residential mortgage loans, and $5 million and $6 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2016, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $5 million.

   At December 31, 2016 and 2015, respectively, the amortized cost of the Company's trading account securities was $9,177 million and $6,866 million with respective fair values of $9,134 million and $6,886 million. Also at December 31, 2016 and 2015, respectively, Trading securities included the General Account's investment in Separate Accounts which had carrying values of $63 million and $82 million and costs of $46 million and $72 million.

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified.

   Troubled Debt Restructurings

   The investment in troubled debt restructured mortgage loans, based on amortized cost, amounted to $15 million and $16 million at December 31, 2016 and 2015, respectively. Gross interest income on these loans included in net investment income (loss) totaled $0 million, $1 million and $1 million in 2016, 2015 and 2014, respectively. Gross interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $0 million and $4 million in 2016, 2015 and 2014, respectively. The TDR mortgage loan shown in the table below has been modified five times since 2011. The modifications extended the maturity from its original maturity of November 5, 2014 to March 5, 2017 and extended interest only payments through maturity. In November 2015, the recorded investment was reduced by $45 million in conjunction with the sale of majority of the underlying collateral and $32 million from a charge-off. The remaining $15 million mortgage loan balance reflects the value of the remaining underlying collateral and cash held in escrow, supporting the mortgage loan. Since the fair market value of the underlying real estate and cash held in escrow collateral is the primary factor in determining the allowance for credit losses, modifications of loan terms typically have no direct impact on the allowance for credit losses, and therefore, no impact on the financial statements.

                  TROUBLED DEBT RESTRUCTURING--MODIFICATIONS
                               DECEMBER 31, 2016

                                                        OUTSTANDING RECORDED INVESTMENT
                                               NUMBER  ----------------------------------
                                              OF LOANS PRE-MODIFICATION POST-MODIFICATION
                                              -------- ---------------- -----------------
                                                             (DOLLARS IN MILLIONS)
Commercial mortgage loans....................        1 $             15  $             15

   There were no default payments on the above loan during 2016. There were no agricultural troubled debt restructuring mortgage loans in 2016.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2016, 2015 and 2014 are as follows:

                                               COMMERCIAL MORTGAGE LOANS
                                              --------------------------
                                               2016     2015      2014
                                              ------  --------  --------
ALLOWANCE FOR CREDIT LOSSES:                         (IN MILLIONS)
Beginning Balance, January 1,................ $    6  $     37  $     42
   Charge-offs...............................     --       (32)      (14)
   Recoveries................................     (2)       (1)       --
   Provision.................................      4         2         9
                                              ------  --------  --------
Ending Balance, December 31,................. $    8  $      6  $     37
                                              ======  ========  ========
Ending Balance, December 31,:
   Individually Evaluated for Impairment..... $    8  $      6  $     37
                                              ======  ========  ========

   There were no allowances for credit losses for agricultural mortgage loans in 2016, 2015 and 2014.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2016 and 2015, respectively. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2016

                                                        DEBT SERVICE COVERAGE RATIO
                                              -----------------------------------------------
                                                                                        LESS   TOTAL
                                               GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO THAN  MORTGAGE
                                              THAN 2.0X  2.0X    1.8X    1.5X    1.2X   1.0X   LOANS
LOAN-TO-VALUE RATIO:/(2)/                     --------- ------- ------- ------- ------- ----- --------
                                                                   (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    738  $   95  $   59  $   56  $   -- $  -- $    948
  50% - 70%..................................     3,217     430     673   1,100      76    --    5,496
  70% - 90%..................................       282      65     229     127      28    46      777
  90% plus...................................        --      --      28      15      --    --       43
                                               --------  ------  ------  ------  ------ ----- --------

Total Commercial Mortgage Loans..............  $  4,237  $  590  $  989  $1,298  $  104 $  46 $  7,264
                                               ========  ======  ======  ======  ====== ===== ========
AGRICULTURAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    254  $  138  $  296  $  468  $  286 $  49 $  1,491
  50% - 70%..................................       141      57     209     333     219    45    1,004
  70% - 90%..................................        --      --       2       4      --    --        6
  90% plus...................................        --      --      --      --      --    --       --
                                               --------  ------  ------  ------  ------ ----- --------

Total Agricultural Mortgage Loans............  $    395  $  195  $  507  $  805  $  505 $  94 $  2,501
                                               ========  ======  ======  ======  ====== ===== ========
TOTAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    992  $  233  $  355  $  524  $  286 $  49 $  2,439
  50% - 70%..................................     3,358     487     882   1,433     295    45    6,500
  70% - 90%..................................       282      65     231     131      28    46      783
  90% plus...................................        --      --      28      15      --    --       43
                                               --------  ------  ------  ------  ------ ----- --------

Total Mortgage Loans.........................  $  4,632  $  785  $1,496  $2,103  $  609 $ 140 $  9,765
                                               ========  ======  ======  ======  ====== ===== ========

   /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2015

                                                         Debt Service Coverage Ratio
                                              -------------------------------------------------
                                                                                          Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x   1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ----- --------
                                                                    (In Millions)
Commercial Mortgage Loans/(1)/
  0% - 50%...................................  $    533  $   -- $    102 $     12  $   24 $  -- $    671
  50% - 70%..................................     1,392     353      741      853      77    --    3,416
  70% - 90%..................................       141      --      206      134     124    46      651
  90% plus...................................        63      --       --       46      --    --      109
                                               --------  ------ -------- --------  ------ ----- --------

Total Commercial Mortgage Loans..............  $  2,129  $  353 $  1,049 $  1,045  $  225 $  46 $  4,847
                                               ========  ====== ======== ========  ====== ===== ========

                                                         Debt Service Coverage Ratio
                                              --------------------------------------------------
                                                                                           Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ------ --------
                                                                     (In Millions)
Agricultural Mortgage Loans/(1)/
  0% - 50%...................................  $    204  $  116 $    277 $    432  $  256 $   51 $  1,336
  50% - 70%..................................       146      80      192      298     225     47      988
  70% - 90%..................................        --      --        2        4      --     --        6
  90% plus...................................        --      --       --       --      --     --       --
                                               --------  ------ -------- --------  ------ ------ --------

Total Agricultural Mortgage Loans............  $    350  $  196 $    471 $    734  $  481 $   98 $  2,330
                                               ========  ====== ======== ========  ====== ====== ========

Total Mortgage Loans/(1)/
  0% - 50%...................................  $    737  $  116 $    379 $    444  $  280 $   51 $  2,007
  50% - 70%..................................     1,538     433      933    1,151     302     47    4,404
  70% - 90%..................................       141      --      208      138     124     46      657
  90% plus...................................        63      --       --       46      --     --      109
                                               --------  ------ -------- --------  ------ ------ --------

Total Mortgage Loans.........................  $  2,479  $  549 $  1,520 $  1,779  $  706 $  144 $  7,177
                                               ========  ====== ======== ========  ====== ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2016 and 2015, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOAN



                                                                                                     TOTAL
                                               30-59  60-89        90 DAYS                         FINANCING
                                               DAYS   DAYS    OR (GREATER THAN)   TOTAL  CURRENT  RECEIVABLES
                                              ------- ------ -------------------- ----- --------- -----------
                                                                                    (IN MILLIONS)
DECEMBER 31, 2016:
------------------

  Commercial................................. $    -- $   -- $                 -- $  -- $   7,264  $    7,264
  Agricultural...............................       9      2                    6    17     2,484       2,501
                                              ------- ------ -------------------- ----- ---------  ----------
TOTAL MORTGAGE LOANS......................... $     9 $    2 $                  6 $  17 $   9,748  $    9,765
                                              ======= ====== ==================== ===== =========  ==========

December 31, 2015:
------------------

  Commercial................................. $    -- $   -- $                 30 $  30 $   4,817  $    4,847
  Agricultural...............................      12      7                    4    23     2,307       2,330
                                              ------- ------ -------------------- ----- ---------  ----------
Total Mortgage Loans......................... $    12 $    7 $                 34 $  53 $   7,124  $    7,177
                                              ======= ====== ==================== ===== =========  ==========

                                                      RECORDED
                                                     INVESTMENT
                                              OR (GREATER THAN) 90 DAYS
                                                         AND
                                                      ACCRUING
                                              --------------------------

DECEMBER 31, 2016:
------------------

  Commercial................................. $                       --
  Agricultural...............................                          6
                                              --------------------------
TOTAL MORTGAGE LOANS......................... $                        6
                                              ==========================

December 31, 2015:
------------------

  Commercial................................. $                       --
  Agricultural...............................                          4
                                              --------------------------
Total Mortgage Loans......................... $                        4
                                              ==========================

   The following table provides information relating to impaired mortgage loans at December 31, 2016 and 2015, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                   AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                              ---------- ---------- ----------  --------------  ----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2016:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       15 $       15 $       --     $        22  $       --
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $       15 $       15 $       --     $        22  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $       27 $       27 $       (8)    $        48  $        2
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $       27 $       27 $       (8)    $        48  $        2
                                              ========== ========== ==========     ===========  ==========

December 31, 2015:
------------------

With no related allowance recorded:
  Commercial mortgage loans -- other......... $       46 $       46 $       --     $        15  $       --
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $       46 $       46 $       --     $        15  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $       63 $       63 $       (6)    $       137  $        4
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $       63 $       63 $       (6)    $       137  $        4
                                              ========== ========== ==========     ===========  ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are limited partnership interests, real estate joint ventures and investment companies accounted for under the equity method with a total carrying value of $1,295 million and $1,363 million, respectively, at December 31, 2016 and 2015. The Company's total equity in net income (losses) for these limited partnership interests was $60 million, $71 million and $206 million, respectively, for 2016, 2015 and 2014.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a Derivative Use Plan approved by the NYDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, bond and bond-index total return swaps, swaptions, variance swaps and equity options as well as bond and repo transactions to support the hedging. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with GWBL, guaranteed minimum withdrawal benefit ("GMWB") and GMAB features (collectively, "GWBL and Other Features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and Other Features is that under-performance of the financial markets could result in the GIB and GWBL and Other Features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and Other Features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and Other Features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company has in place a hedge program utilizing interest rate swaps to partially protect the overall profitability of future variable annuity sales against declining interest rates.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

   Derivatives utilized to hedge risks associated with interest-rate risk arising from issuance of funding agreements

   The Company issues fixed and floating rate funding agreements, to fund originated non-recourse commercial real estate mortgage loans, the terms of which may result in short term economic interest rate risk between mortgage loan commitment and mortgage loan funding. The company uses forward interest-rate swaps to protect against interest rate fluctuations during this period. Realized gains and losses from the forward interest rate swaps are amortized over the life of the loan in interest credited to policyholder's account balances.

   Derivatives utilized to hedge equity market risks associated with the General Account's seed money investments in Separate Accounts, retail mutual funds and Separate Account fee revenue fluctuations

   The Company's General Account seed money investments in Separate Account equity funds and retail mutual funds exposes the Company to market risk, including equity market risk, which is partially hedged through equity-index futures contracts to minimize such risk.

   Periodically, the Company enters into futures on equity indices to mitigate the impact on net income from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions partially cover fees expected to be earned from the Company's Separate Account products.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter of 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible for investment under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives generally have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of CDSs exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically, the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") and other sovereign bonds, both inflation linked and non-inflation linked, as General Account investments and enters into asset or cross-currency basis swaps, to result in payment of the given bond's coupons and principal at maturity in the bond's specified currency to the swap counterparty, in return for fixed dollar amounts. These swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond. At
   December 31, 2016 and 2015, respectively, the Company's unrealized gains (losses) related to this program were $(97) million and $(4) million and reported in AOCI.

   The Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the super senior tranche of the investment grade credit default swap index ("CDX index"). Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net derivative gains (losses).

   During third quarter 2016, the Company implemented a program to mitigate its duration gap using total return swaps for which the reference U.S. Treasury securities are sold to the swap counterparty under arrangements economically similar to repurchase agreements. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. In 2016, the Company derecognized approximately $995 million U.S. Treasury securities for which the Company received proceeds of approximately $1,007 million at inception of the total return swap contract. Under the terms of these swaps, the Company retains ongoing exposure to the total returns of the underlying U.S. Treasury securities in exchange for a financing cost. At December 31, 2016, the aggregate fair value of U.S. Treasury securities derecognized under this program was approximately
   $888 million. Reported in Other invested assets in the Company's balance sheet at December 31, 2016 is approximately $(154) million, representing the fair value of the total return swap contracts.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2016

                                                               FAIR VALUE
                                                         -----------------------
                                                                                 GAINS (LOSSES)
                                               NOTIONAL     ASSET     LIABILITY   REPORTED IN
                                                AMOUNT   DERIVATIVES DERIVATIVES INCOME (LOSS)
                                              ---------- ----------- ----------- --------------
                                                                (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $    5,086 $         1 $         1 $         (826)
  Swaps......................................      3,529          13          67           (290)
  Options....................................     11,465       2,114       1,154            727
Interest rate contracts:/(1)/
  Floors.....................................      1,500          11          --              4
  Swaps......................................     18,933         246       1,163           (224)
  Futures....................................      6,926          --          --             --
  Swaptions..................................         --          --          --             87

                                                              FAIR VALUE
                                                        -----------------------
                                                                                GAINS (LOSSES)
                                              NOTIONAL     ASSET     LIABILITY   REPORTED IN
                                               AMOUNT   DERIVATIVES DERIVATIVES INCOME (LOSS)
                                              --------- ----------- ----------- --------------
                                                                (IN MILLIONS)
Credit contracts:/(1)/
  Credit default swaps....................... $   2,757  $       20  $       15  $          15
Other freestanding contracts:/(1)/
  Foreign currency contracts.................       730          52           6             45
  Margin.....................................        --         113           6             --
  Collateral.................................        --         713         748             --

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/(4)/..............        --      10,316          --           (262)
GMxB derivative features' liability/(2)(4)/..        --          --       5,348            137
SCS, SIO, MSO and IUL indexed
  features/(3)(4)/...........................        --          --         875           (576)
                                              ---------  ----------  ----------  -------------
Balances, December 31, 2016.................. $  50,926  $   13,599  $    9,383  $      (1,163)
                                              =========  ==========  ==========  =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2015

                                                              Fair Value
                                                        -----------------------
                                                                                Gains (Losses)
                                              Notional     Asset     Liability   Reported In
                                               Amount   Derivatives Derivatives Income (Loss)
                                              --------- ----------- ----------- --------------
                                                                (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $   7,089  $        2  $        3  $         (84)
  Swaps......................................     1,359           8          21            (45)
  Options....................................     7,358       1,042         652             14
Interest rate contracts:/(1)/
  Floors.....................................     1,800          61          --             12
  Swaps......................................    13,718         351         108             (8)
  Futures....................................     8,685          --          --            (81)
  Swaptions..................................        --          --          --            118
Credit contracts:/(1)/
  Credit default swaps.......................     2,442          16          38            (14)
Other freestanding contracts:/(1)/
  Foreign currency contracts.................       263           5           4              7
Embedded derivatives:
GMIB reinsurance contracts/(4)/..............        --      10,585          --           (316)
GMxB derivative features' liability/(2)(4)/..        --          --       5,172           (749)
SCS, SIO, MSO and IUL indexed
  features/(3)(4)/...........................        --          --         298             71
                                              ---------  ----------  ----------  -------------
Balances, December 31, 2015.................. $  42,714  $   12,070  $    6,296  $      (1,075)
                                              =========  ==========  ==========  =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(4)/Reported in Net derivative gains (losses) in the consolidated statements of income (loss).

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS

   All outstanding equity-based and treasury futures contracts at December 31, 2016 are exchange-traded and net settled daily in cash. At December 31, 2016, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000 and Emerging Market indices, having initial margin requirements of $209 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $28 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200 and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $15 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in OTC derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2016 and 2015, respectively, the Company held $755 million and $655 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents. The aggregate fair value of all collateralized derivative transactions that were in a liability position with trade counterparties December 31, 2016 and 2015, respectively, were $700 million and $5 million, for which the Company posted collateral of $820 million and $5 million at December 31, 2016 and 2015, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements respectively, and are reported in the consolidated balance sheets on a gross basis. The Company obtains or posts collateral generally in the form of cash, U.S. Treasury, corporate and government agency securities. The fair value of the securities to be repurchased or resold are monitored on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2016 and 2015, the balance outstanding under reverse repurchase transactions was $0 million and $79 million, respectively. At December 31, 2016 and 2015, the balance outstanding under securities repurchase transactions was $1,996 million and $1,890 million, respectively. The Company utilized these repurchase and reverse repurchase agreements for asset liability and cash management purposes. For other instruments used for asset liability management purposes, see "Policyholders' Account Balances and Future Policy Benefits" included in Note 2.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2016.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2016

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                             (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $    2,128 $        1,219 $            909
Interest rate contracts......................        253          1,162             (909)
Credit contracts.............................         20             14                6
Currency.....................................         48              1               47
Margin.......................................        107              6              101
Collateral...................................        712            747              (35)
                                              ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,268          3,149              119
Total Derivatives, not subject to an ISDA
  Master Agreement...........................          4             --                4
                                              ---------- -------------- ----------------
  Total Derivatives..........................      3,272          3,149              123
Other financial instruments..................      2,103             --            2,103
                                              ---------- -------------- ----------------
  Other invested assets...................... $    5,375 $        3,149 $          2,226
                                              ========== ============== ================
Securities purchased under agreement to
  resell..................................... $       -- $           -- $             --
                                              ========== ============== ================

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                             (IN MILLIONS)
LIABILITIES/(2)/
DESCRIPTION
Derivatives:
Equity contracts............................. $    1,219 $        1,219 $             --
Interest rate contracts......................      1,162          1,162               --
Credit contracts.............................         14             14               --
Currency.....................................          1              1               --
Margin.......................................          6              6               --
Collateral...................................        747            747               --
                                              ---------- -------------- ----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      3,149          3,149               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --               --
                                              ---------- -------------- ----------------
  Total Derivatives..........................      3,149          3,149               --
Other non-financial liabilities..............      2,108             --            2,108
                                              ---------- -------------- ----------------
  Other liabilities.......................... $    5,257 $        3,149 $          2,108
                                              ========== ============== ================
Securities sold under agreement to
  repurchase/(3)/............................ $    1,992 $           -- $          1,992
                                              ========== ============== ================

  /(1)/Excludes Investment Management segment's $13 million net derivative assets (including derivative assets of consolidated VIEs), $3 million long exchange traded options and $83 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $11 million net derivative liabilities (including derivative liabilities of consolidated VIEs), $1 million short exchange traded options.
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2016.

         COLLATERAL AMOUNTS OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2016

                                                                COLLATERAL (RECEIVED)/HELD
                                                                -------------------------
                                               FAIR VALUE OF     FINANCIAL                      NET
                                                   ASSETS       INSTRUMENTS      CASH         AMOUNTS
                                              ----------------  -----------   ----------   ------------
                                                                   (IN MILLIONS)
ASSETS/(1)/
Counterparty A............................... $             46  $        --   $      (48)  $         (2)
Counterparty B...............................             (128)          --          132              4
Counterparty C...............................             (116)          --          138             22
Counterparty D...............................              182           --         (176)             6
Counterparty E...............................              (65)          --           83             18
Counterparty F...............................               (3)          --           16             13
Counterparty G...............................              219           --         (214)             5
Counterparty H...............................              104           --         (110)            (6)
Counterparty I...............................             (188)          --          203             15
Counterparty J...............................              (93)          --          115             22
Counterparty K...............................               92           --          (96)            (4)
Counterparty L...............................               (3)          --            3             --
Counterparty M...............................             (105)          --          120             15
Counterparty N...............................                4           --           --              4
Counterparty Q...............................               10           --          (11)            (1)
Counterparty T...............................               --           --            2              2
Counterparty U...............................                1           --           10             11
Counterparty V...............................               96           --         (101)            (5)
                                              ----------------   -----------   ----------  ------------
  Total Derivatives.......................... $             53  $        --   $       66   $        119
Other financial instruments..................            2,103           --           --          2,103
                                              ----------------   -----------   ----------  ------------
  OTHER INVESTED ASSETS...................... $          2,156  $        --   $       66   $      2,222
                                              ================   ===========   ==========  ============

                                                                COLLATERAL (RECEIVED)/HELD
                                                NET AMOUNTS     -------------------------
                                              PRESENTED IN THE   FINANCIAL                      NET
                                               BALANCE SHEETS   INSTRUMENTS      CASH         AMOUNTS
                                              ----------------  -----------   ----------   ------------
                                                                   (IN MILLIONS)
LIABILITIES/(2)/
Counterparty D............................... $            767  $      (767)  $       --   $         --
Counterparty M...............................              410         (410)          --             --
Counterparty C...............................              302         (296)          (2)             4
Counterparty W...............................              513         (513)          --             --
                                              ----------------   -----------   ----------  ------------
  Securities sold under agreement to
   repurchase/(3)/........................... $          1,992  $    (1,986)  $       (2)  $          4
                                              ================   ===========   ==========  ============

  /(1)/Excludes Investment Management segment's cash collateral received of $1 million related to derivative assets (including those related to derivative assets of consolidated VIEs) and $83 million related to securities borrowed.
  /(2)/Excludes Investment Management segment's cash collateral pledged of $8 million related to derivative liabilities (including those related to derivative liabilities of consolidated VIEs).
  /(3)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2016.

         REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS/(1)/

                                                                    AT DECEMBER 31, 2016
                                              ----------------------------------------------------------------
                                                      REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              ----------------------------------------------------------------
                                              OVERNIGHT AND   UP TO 30        30-90     GREATER THAN
                                               CONTINUOUS       DAYS          DAYS        90 DAYS      TOTAL
                                              ------------- ------------- ------------- ------------- --------
                                                            (IN MILLIONS)
SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE/(2)/
  U.S. Treasury and agency securities........ $          --   $     1,992 $          -- $          -- $  1,992
                                              -------------   ----------- ------------- ------------- --------
Total........................................ $          --   $     1,992 $          -- $          -- $  1,992
                                              -------------   ----------- ------------- ------------- --------

  /(1)/Excludes Investment Management segment's $83 million of securities borrowed.
  /(2)/Excludes expense of $4 million in securities sold under agreement to repurchase.

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2015.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2015

                                                             Gross
                                                Gross       Amounts        Net Amounts
                                               Amounts   Offset in the   Presented in the
                                              Recognized Balance Sheets   Balance Sheets
                                              ---------- -------------- -----------------
                                                             (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $    1,049 $          673 $             376
Interest rate contracts......................        389            104               285
Credit contracts.............................         14             37               (23)
                                              ---------- -------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      1,452            814               638
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         20             --                20
                                              ---------- -------------- -----------------
  Total Derivatives..........................      1,472            814               658
Other financial instruments/(2) (4)/.........      1,130             --             1,130
                                              ---------- -------------- -----------------
  Other invested assets/(2)/................. $    2,602 $          814 $           1,788
                                              ========== ============== =================
  Securities purchased under agreement to
   resell.................................... $       79 $           -- $              79
                                              ========== ============== =================

LIABILITIES/(3)/
Description
Derivatives:
Equity contracts............................. $      673 $          673 $              --
Interest rate contracts......................        104            104                --
Credit contracts.............................         37             37                --
                                              ---------- -------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        814            814                --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --                --
                                              ---------- -------------- -----------------
  Total Derivatives..........................        814            814                --
Other non-financial liabilities..............      2,534             --             2,534
                                              ---------- -------------- -----------------
  Other liabilities.......................... $    3,348 $          814 $           2,534
                                              ========== ============== =================
  Securities sold under agreement to
   repurchase................................ $    1,890 $           -- $           1,890
                                              ========== ============== =================

  /(1)/Excludes Investment Management segment's $13 million net derivative assets, $6 million long exchange traded options and $75 million of securities borrowed.
  /(2)/Includes $141 million related to accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $12 million net derivative liabilities, $1 million short exchange traded options and $10 million of securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2015.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2015

                                                                    Collateral (Received)/Held
                                                                    -------------------------
                                                                     Financial                     Net
                                              Fair Value of Assets  Instruments      Cash        Amounts
                                              --------------------  -----------  ------------  ------------
                                                                      (In Millions)
ASSETS/(1)/
Counterparty A...............................      $            52  $        --  $        (52) $         --
Counterparty B...............................                    9           --            (7)            2
Counterparty C...............................                   61           --           (58)            3
Counterparty D...............................                  222           --          (218)            4
Counterparty E...............................                   53           --           (53)           --
Counterparty F...............................                   (2)          --             2            --
Counterparty G...............................                  129           --          (129)           --
Counterparty H...............................                   16          (11)           (5)           --
Counterparty I...............................                   44           --           (39)            5
Counterparty J...............................                   19           --           (13)            6
Counterparty K...............................                   17           --           (17)           --
Counterparty L...............................                    7           --            (7)           --
Counterparty M...............................                   11           --           (10)            1
Counterparty N...............................                   20           --            --            20
Counterparty Q...............................                   --           --            --            --
Counterparty T...............................                   (3)          --             3            --
Counterparty U...............................                   --           --             1             1
Counterparty V...............................                    3           --            (3)           --
                                                   ---------------  -----------  ------------  ------------
  Total Derivatives..........................      $           658  $       (11) $       (605) $         42
Other financial instruments/(2) (4)/.........                1,130           --            --         1,130
                                                   ---------------  -----------  ------------  ------------
  Other invested assets/(2)/.................      $         1,788  $       (11) $       (605) $      1,172
                                                   ===============  ===========  ============  ============
Counterparty M...............................      $            28  $       (28) $         --  $         --
Counterparty V...............................      $            51  $       (51) $         --  $         --
                                                   ---------------  -----------  ------------  ------------
Securities purchased under agreement to
  resell.....................................      $            79  $       (79) $         --  $         --
                                                   ===============  ===========  ============  ============
LIABILITIES/(3)/
Counterparty D...............................      $           234  $      (234) $         --            --
Counterparty C...............................                1,033       (1,016)          (17)           --
Counterparty M...............................                  623         (611)          (12)           --
                                                   ---------------  -----------  ------------  ------------
  Securities sold under agreement to
   repurchase................................      $         1,890  $    (1,861) $        (29) $         --
                                                   ===============  ===========  ============  ============

  /(1)/Excludes Investment Management segment's cash collateral received of $2 million related to derivative assets and $75 million related to securities borrowed.
  /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of
       $12 million related to derivative liabilities and $10 million related to securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2015.

         Repurchase Agreement Accounted for as Secured Borrowings/(1)/

                                                               At December 31, 2015
                                              ------------------------------------------------------
                                                 Remaining Contractual Maturity of the Agreements
                                              ------------------------------------------------------
                                              Overnight and  Up to 30   30-90  Greater Than
                                               Continuous      days     days     90 days     Total
                                              ------------- ---------- ------- ------------ --------
                                                                  (In Millions)
Securities sold under agreement to repurchase
  U.S. Treasury and agency securities........   $        -- $    1,865 $    25   $       -- $  1,890
                                                ----------- ---------- -------   ---------- --------
Total........................................   $        -- $    1,865 $    25   $       -- $  1,890
                                                ----------- ---------- -------   ---------- --------
Securities purchased under agreement to resell
  Corporate securities.......................   $        -- $       79 $    --   $       -- $     79
                                                ----------- ---------- -------   ---------- --------
Total........................................   $        -- $       79 $    --   $       -- $     79
                                                ----------- ---------- -------   ---------- --------

  /(1)/Excludes Investment Management segment's $75 million of securities borrowed and $10 million of securities loaned.

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                              TWELVE MONTHS ENDED DECEMBER 31
                                              -------------------------------
                                                 2016       2015       2014
                                              ---------  ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $   1,418  $   1,420  $   1,431
Mortgage loans on real estate................       461        338        306
Repurchase agreement.........................         1          1         --
Other equity investments.....................       170         84        200
Policy loans.................................       210        213        216
Trading securities...........................        80         17         63
Other investment income......................        44         40         49
                                              ---------  ---------  ---------
  Gross investment income (loss).............     2,384      2,113      2,265
Investment expenses..........................       (66)       (56)       (55)
                                              ---------  ---------  ---------
Net Investment Income (Loss)................. $   2,318  $   2,057  $   2,210
                                              =========  =========  =========

   For 2016, 2015 and 2014, respectively, Net investment income (loss) from derivatives included $(4) million, $474 million and $899 million of realized gains (losses) on contracts closed during those periods and $(458) million, $(555) million and $706 million of unrealized gains (losses) on derivative positions at each respective year end.

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of income (loss). The table below shows a breakdown of Net investment income from trading account securities during the years ended 2016, 2015 and 2014:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                  TWELVE MONTHS ENDED DECEMBER 31,
                                              ----------------------------------------
                                                  2016          2015          2014
                                              ------------  ------------  ------------
                                                           (IN MILLIONS)

Net investment gains (losses) recognized
  during the period on securities held at
  the end of the period...................... $        (19) $        (63) $         --
Net investment gains (losses) recognized on
  securities sold during the period..........          (22)           20            22
                                              ------------  ------------  ------------
Unrealized and realized gains (losses) on
  trading securities.........................          (41)          (43)           22
Interest and dividend income from trading
  securities.................................          121            60            41
                                              ------------  ------------  ------------
Net investment income (loss) from trading
  securities................................. $         80  $         17  $         63
                                              ------------  ------------  ------------

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                              TWELVE MONTHS ENDED DECEMBER 31,
                                              ------------------------------
                                                2016        2015       2014
                                              --------   ---------  ---------
                                                       (IN MILLIONS)

Fixed maturities............................. $     (3)  $     (17) $     (54)
Mortgage loans on real estate................       (2)         (1)        (3)
Other equity investments.....................       (2)         (5)        (2)
Other........................................       23           3          1
                                              --------   ---------  ---------
Investment Gains (Losses), Net............... $     16   $     (20) $     (58)
                                              ========   =========  =========

   For 2016, 2015 and 2014, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $4 million, $4 million and $5 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AB totaled $3,584 million and $3,562 million at December 31, 2016 and 2015, respectively. The Company annually tests goodwill for recoverability at December 31. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of its investment in AB, the reporting unit, to its carrying value. If the fair value of the reporting unit exceeds its carrying value, goodwill is not considered to be impaired and the second step of the impairment test is not performed. However, if the carrying value of the reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed by measuring the amount of impairment loss only if the result indicates a potential impairment. The second step compares the implied fair value of the reporting unit to the aggregated fair values of its individual assets and liabilities to determine the amount of impairment, if any. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AB as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AB for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AB's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AB as well as taxes incurred at the Company level in order to determine the fair value of its investment in AB. At December 31, 2016 and 2015, the Company determined that goodwill was not impaired as the fair value of its investment in AB exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AB related intangible assets was $625 million and $610 million at December 31, 2016 and 2015, respectively and the accumulated amortization of these intangible assets was $468 million and $439 million at December 31, 2016 and 2015, respectively. Amortization expense related to the AB intangible assets totaled $29 million, $28 million and $27 million for 2016, 2015 and 2014, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $29 million.

   At December 31, 2016 and 2015, respectively, net deferred sales commissions totaled $64 million and $99 million and are included within Other assets.
   The estimated amortization expense of deferred sales commissions, based on the December 31, 2016 net asset balance for each of the next five years is $32 million, $21 million, $8 million, $3 million and $0 million. The Company tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2016, the Company determined that the deferred sales commission asset was not impaired.

   On September 23, 2016, AB acquired a 100% ownership interest in Ramius Alternative Solutions LLC ("RASL"), a global alternative investment management business that, as of the acquisition date, had approximately $2.5 billion in AUM. RASL offers a range of customized alternative investment and advisory solutions to a global institutional client base. On the acquisition date, AB made a cash payment of $21 million and recorded a contingent consideration payable of $12 million based on projected fee revenues over a five-year measurement period. The excess of the purchase price over the current fair value of identifiable net assets acquired resulted in the recognition of $22 million of goodwill. AB recorded
   $10 million of definite-lived intangible assets relating to investment management contracts.

   On June 20, 2014, AB acquired an approximate 82.0% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million based on projected assets under management levels over a three-year measurement period. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $58 million of goodwill. AB recorded $24 million of finite-lived intangible assets relating to separately-managed account relationships and $4 million of indefinite-lived intangible assets relating to an acquired fund's investment contract. AB also recorded redeemable non-controlling interest of $17 million relating to the fair value of the portion of CPH AB does not own. During 2015 and 2016, AB purchased additional shares of CPH, bringing AB's ownership interest to 90.0% as of December 31, 2016.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $170 million and $157 million at December 31, 2016 and 2015, respectively. Amortization of capitalized software in 2016, 2015 and 2014 were $52 million, $55 million and $50 million, respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                DECEMBER 31,
                                              -----------------
                                                2016     2015
                                              -------- --------
                                                (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $  7,179 $  7,363
Policyholder dividend obligation.............       52       81
Other liabilities............................       43      100
                                              -------- --------
Total Closed Block liabilities...............    7,274    7,544
                                              -------- --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $3,884 and
  $4,426)....................................    4,025    4,599
Mortgage loans on real estate................    1,623    1,575
Policy loans.................................      839      881
Cash and other invested assets...............      444       49
Other assets.................................      181      258
                                              -------- --------
Total assets designated to the Closed Block..    7,112    7,362
                                              -------- --------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......      162      182
Amounts included in accumulated other
  comprehensive income (loss):
  Net unrealized investment gains (losses),
   net of policyholder dividend obligation
   of $(52) and $(81)........................      100      103
                                              -------- --------
Maximum Future Income To Be Recognized From
  Closed Block Assets and Liabilities........ $    262 $    285
                                              ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                               2016    2015    2014
                                              ------  ------  ------
                                                   (IN MILLIONS)
REVENUES:
Premiums and other income.................... $  212  $  236  $  246
Investment income (loss).....................    349     368     378
Net investment gains (losses)................     (1)      2      (4)
                                              ------  ------  ------
Total revenues...............................    560     606     620
                                              ------  ------  ------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........    522     550     570
Other operating costs and expenses...........      4       4       4
                                              ------  ------  ------
Total benefits and other deductions..........    526     554     574
                                              ------  ------  ------
Net revenues, before income taxes............     34      52      46
Income tax (expense) benefit.................    (12)    (18)    (16)
                                              ------  ------  ------
Net Revenues (Losses)........................ $   22  $   34  $   30
                                              ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                 DECEMBER 31,
                                              -----------------
                                                2016     2015
                                              -------  --------
                                                (IN MILLIONS)
Balances, beginning of year.................. $    81  $    201
Unrealized investment gains (losses).........     (29)     (120)
                                              -------  --------
Balances, End of year........................ $    52  $     81
                                              =======  ========

6) CONTRACTHOLDER BONUS INTEREST CREDITS AND DEFERRED ACQUISITION COST

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                               DECEMBER 31,
                                              --------------
                                               2016    2015
                                              ------  ------
                                               (IN MILLIONS)
Balance, beginning of year................... $  534  $  557
Contractholder bonus interest credits
  deferred...................................     13      17
Amortization charged to income...............    (43)    (40)
                                              ------  ------
Balance, End of Year......................... $  504  $  534
                                              ======  ======

   Changes in deferred acquisition costs were as follows:

                                                 DECEMBER 31,
                                              ------------------
                                                2016      2015
                                              --------  --------
                                                 (IN MILLIONS)
Balance, beginning of year................... $  5,139  $  4,801
Capitalization of commissions, sales and
  issue expenses.............................      594       615
Amortization.................................     (881)     (361)
Change in unrealized investment gains and
  losses.....................................       --        84
                                              --------  --------
Balance, End of Year......................... $  4,852  $  5,139
                                              ========  ========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2016 and 2015, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2016

                                                LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                               ---------- ---------  --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       -- $  12,984  $      28 $   13,012
   Private Corporate..........................         --     6,223        817      7,040
   U.S. Treasury, government and agency.......         --    10,336         --     10,336
   States and political subdivisions..........         --       451         42        493
   Foreign governments........................         --       390         --        390
   Commercial mortgage-backed.................         --        22        349        371
   Residential mortgage-backed/(1)/...........         --       314         --        314
   Asset-backed/(2)/..........................         --        36         24         60
   Redeemable preferred stock.................        218       335          1        554
                                               ---------- ---------  --------- ----------
     Subtotal.................................        218    31,091      1,261     32,570
                                               ---------- ---------  --------- ----------
  Other equity investments....................          3        --          5          8
  Trading securities..........................        478     8,656         --      9,134
  Other invested assets:
   Short-term investments.....................         --       574         --        574
   Assets of consolidated VIEs................        342       205          6        553
   Swaps......................................         --      (925)        --       (925)
   Credit Default Swaps.......................         --         5         --          5
   Futures....................................         --        --         --         --
   Options....................................         --       960         --        960
   Floors.....................................         --        11         --         11
                                               ---------- ---------  --------- ----------
     Subtotal.................................        342       830          6      1,178
                                               ---------- ---------  --------- ----------
Cash equivalents..............................      1,529        --         --      1,529
Segregated securities.........................         --       946         --        946
GMIB reinsurance contracts asset..............         --        --     10,316     10,316
Separate Accounts' assets.....................    108,085     2,818        313    111,216
                                               ---------- ---------  --------- ----------
   Total Assets............................... $  110,655 $  44,341  $  11,901 $  166,897
                                               ========== =========  ========= ==========
LIABILITIES
GMxB derivative features' liability........... $       -- $      --  $   5,348 $    5,348
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --       875         --        875
Liabilities of consolidated VIEs..............        248         2         --        250
Contingent payment arrangements...............         --        --         18         18
                                               ---------- ---------  --------- ----------
   Total Liabilities.......................... $      248 $     877  $   5,366 $    6,491
                                               ========== =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2015

                                                 Level 1    Level 2    Level 3     Total
                                               ----------  ---------  --------- ----------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Public Corporate........................... $       --  $  13,345  $      31 $   13,376
   Private Corporate..........................         --      6,537        389      6,926
   U.S. Treasury, government and agency.......         --      8,775         --      8,775
   States and political subdivisions..........         --        459         45        504
   Foreign governments........................         --        414          1        415
   Commercial mortgage-backed.................         --         30        503        533
   Residential mortgage-backed/(1)/...........         --        640         --        640
   Asset-backed/(2)/..........................         --         37         40         77
   Redeemable preferred stock.................        258        389         --        647
                                               ----------  ---------  --------- ----------
     Subtotal.................................        258     30,626      1,009     31,893
                                               ----------  ---------  --------- ----------
  Other equity investments....................         16         --         49         65
  Trading securities..........................        735      6,151         --      6,886
  Other invested assets:
   Short-term investments.....................         --        369         --        369
   Swaps......................................         --        230         --        230
   Credit Default Swaps.......................         --        (22)        --        (22)
   Futures....................................         (1)        --         --         (1)
   Options....................................         --        390         --        390
   Floors.....................................         --         61         --         61
   Currency Contracts.........................         --          1         --          1
                                               ----------  ---------  --------- ----------
     Subtotal.................................         (1)     1,029         --      1,028
                                               ----------  ---------  --------- ----------
Cash equivalents..............................      2,150         --         --      2,150
Segregated securities.........................         --        565         --        565
GMIB reinsurance contracts asset..............         --         --     10,585     10,585
Separate Accounts' assets.....................    104,058      2,964        313    107,335
                                               ----------  ---------  --------- ----------
   Total Assets............................... $  107,216  $  41,335  $  11,956 $  160,507
                                               ==========  =========  ========= ==========
LIABILITIES
GMxB derivative features' liability........... $       --  $      --  $   5,172 $    5,172
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        298         --        298
Contingent payment arrangements...............         --         --         31         31
                                               ----------  ---------  --------- ----------
   Total Liabilities.......................... $       --  $     298  $   5,203 $    5,501
                                               ==========  =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2016 and 2015, respectively, the fair value of public fixed maturities was approximately $24,918 million and $24,216 million or approximately 16.0% and 16.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2016 and 2015, respectively, the fair value of private fixed maturities was approximately $7,652 million and $7,677 million or approximately 4.9% and 5.1% of the Company's total assets measured at fair value on a recurring basis. The fair values of some of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2016 and 2015, respectively, the net fair value of freestanding derivative positions was approximately
   $51 million and $659 million or approximately 8.2% and 64.1% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2016 and 2015 respectively, investments classified as Level 1 comprise approximately 71.1% and 71.8% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2016 and 2015 respectively, investments classified as Level 2 comprise approximately 27.9% and 27.3% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2016 and 2015, respectively, approximately $340 million and $673 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2016 and 2015, respectively, investments classified as Level 3 comprised approximately 1.0% and 0.9% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2016 and 2015, respectively, were approximately $111 million and $119 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $373 million and $543 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2016 and 2015, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract's benefit base if and when the contract account value is depleted and the NLG feature is activated. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset and liabilities which are accounted for as derivative contracts. The GMIB reinsurance contract asset and liabilities' fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while GMxB derivative features' liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to guarantee embedded derivative features over a range of market-consistent economic scenarios.

   The valuations of the GMIB reinsurance contract asset and GMxB derivative features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity separate account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GMxB derivative features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset and liabilities to reflect change in the claims-paying ratings of counterparties. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIBNLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIBNLG valuations.

   After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $139 million and $123 million at December 31, 2016 and 2015, respectively, to recognize incremental counterparty nonperformance risk.

   In second quarter 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and GMAB liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Income (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively.

   The Company's Level 3 liabilities include contingent payment arrangements associated with acquisitions in 2010, 2013 and 2014 by AB. At each reporting date, AB estimates the fair values of the contingent consideration expected to be paid based upon probability-weighted AUM and revenue projections, using unobservable market data inputs, which are included in Level 3 of the valuation hierarchy.

   As of December 31, 2016, five of the Company's consolidated VIEs that are open-end Luxembourg funds hold $6 million of investments that are classified as Level 3. They primarily consist of corporate bonds that are vendor priced with no ratings available, bank loans, non-agency collateralized mortgage obligations and asset-backed securities.

   In 2016, AFS fixed maturities with fair values of $62 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $25 million were transferred from Level 2 into the Level 3 classification. During the third quarter of 2016, one of AB's private securities went public and, due to a trading restriction period, $56 million was transferred from a Level 3 to a Level 2 classification. These transfers in the aggregate represent approximately 0.9% of total equity at December 31, 2016.

   In 2015, AFS fixed maturities with fair values of $125 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $99 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2015.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2016, 2015 and 2014 respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                             STATE AND              COMMERCIAL  RESIDENTIAL
                                                             POLITICAL     FOREIGN  MORTGAGE-    MORTGAGE-    ASSET-
                                                CORPORATE  SUB-DIVISIONS    GOVTS     BACKED      BACKED      BACKED
                                                ---------  -------------  --------  ----------  -----------  --------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2016....................... $     420    $        45  $      1  $      503    $      --  $     40
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............        --             --        --          --           --        --
     Investment gains (losses), net............         1             --        --         (67)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
  Subtotal.....................................         1             --        --         (67)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
Other comprehensive income (loss)..............         7             (2)       --          14           --         1
Purchases......................................       572             --        --          --           --        --
Sales..........................................      (142)            (1)       --         (87)          --        (8)
Transfers into Level 3/(1)/....................        25             --        --          --           --        --
Transfers out of Level 3/(1)/..................       (38)            --        (1)        (14)          --        (9)
                                                ---------    -----------  --------  ----------    ---------  --------
BALANCE, DECEMBER 31, 2016..................... $     845    $        42  $     --  $      349    $      --  $     24
                                                =========    ===========  ========  ==========    =========  ========

BALANCE, JANUARY 1, 2015....................... $     380    $        47  $     --  $      715    $       2  $     53
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         3             --        --           1           --        --
     Investment gains (losses), net............         2             --        --         (38)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
  Subtotal.....................................         5             --        --         (37)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
Other comprehensive income (loss)..............       (25)            (1)       --          64           --        (4)
Purchases......................................        60             --         1          --           --        --
Sales..........................................       (38)            (1)       --        (175)          (2)       (9)
Transfers into Level 3/(1)/....................        99             --        --          --           --        --
Transfers out of Level 3/(1)/..................       (61)            --        --         (64)          --        --
                                                ---------    -----------  --------  ----------    ---------  --------
BALANCE, DECEMBER 31, 2015..................... $     420    $        45  $      1  $      503    $      --  $     40
                                                =========    ===========  ========  ==========    =========  ========

                              Level 3 Instruments
                            Fair Value Measurements

                                                             State and             Commercial  Residential
                                                             Political    Foreign  Mortgage-    Mortgage-    Asset-
                                                Corporate  Sub-divisions   Govts     backed      backed      backed
                                                ---------  -------------  -------- ----------  -----------  -------
                                                                           (In Millions)

BALANCE, JANUARY 1, 2014....................... $     291    $        46  $     -- $      700     $      4  $    83
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............         2             --        --          2           --       --
     Investment gains (losses), net............         3             --        --        (89)          --       --
                                                ---------    -----------  -------- ----------     --------  -------
  Subtotal.....................................         5             --        --        (87)          --       --
                                                ---------    -----------  -------- ----------     --------  -------
Other comprehensive income (loss)..............         6              2        --        135           --        7
Purchases......................................       162             --        --         --           --       --
Sales..........................................       (30)            (1)       --        (20)          (2)     (37)
Transfers into Level 3/(1)/....................        15             --        --         --           --       --
Transfers out of Level 3/(1)/..................       (69)            --        --        (13)          --       --
                                                ---------    -----------  -------- ----------     --------  -------
BALANCE, DECEMBER 31, 2014..................... $     380    $        47  $     -- $      715     $      2  $    53
                                                =========    ===========  ======== ==========     ========  =======

                                                                                                         GMXB
                                                REDEEMABLE       OTHER           GMIB      SEPARATE   DERIVATIVE  CONTINGENT
                                                PREFERRED       EQUITY        REINSURANCE  ACCOUNTS   FEATURES'     PAYMENT
                                                  STOCK     INVESTMENTS/(2)/     ASSET      ASSETS    LIABILITY   ARRANGEMENT
                                                ----------- ---------------  ------------  --------  -----------  -----------
                                                                                (IN MILLIONS)
BALANCE, JANUARY 1, 2016....................... $        --   $          49  $     10,585  $    313  $    (5,172)          31
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............          --              --            --        --           --           --
     Investment gains (losses), net............          --              --            --        19           --           --
     Net derivative gains (losses).............          --              --          (262)       --          137           --
                                                -----------   -------------  ------------  --------  -----------  -----------
  Subtotal.....................................          --              --          (262)       19          137           --
                                                -----------   -------------  ------------  --------  -----------  -----------
Other comprehensive income (loss)..............          --              (2)           --        --           --           --
Purchases/(3)/.................................           1              --           223        10         (317)          11
Sales/(4)/.....................................          --              --          (230)       --            4           --
Settlements/(5)/...............................          --              --            --        (7)          --          (24)
Activities related to VIEs.....................          --              20            --        --           --           --
Transfers into Level 3/(1)/....................          --              --            --         1           --           --
Transfers out of Level 3/(1)/..................          --             (56)           --       (23)          --           --
                                                -----------   -------------  ------------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2016..................... $         1   $          11  $     10,316  $    313  $    (5,348) $        18
                                                ===========   =============  ============  ========  ===========  ===========

BALANCE, JANUARY 1, 2015....................... $        --   $          61  $     10,725  $    260  $    (4,150)          42
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............          --              --            --        --           --           --
     Investment gains (losses), net............          --               5            --        36           --           --
     Net derivative gains (losses).............          --              --          (316)       --         (749)          --
                                                -----------   -------------  ------------  --------  -----------  -----------
  Subtotal.....................................          --               5          (316)       36         (749)          --
                                                -----------   -------------  ------------  --------  -----------  -----------

                                                                                                           GMxB
                                                 Redeemable        Other           GMIB      Separate   derivative  Contingent
                                                 Preferred        Equity        Reinsurance  Accounts   features'     Payment
                                                   Stock      Investments/(2)/     Asset      Assets    liability   Arrangement
                                                -----------  -----------------  -----------  --------  -----------  -----------
                                                                                 (In Millions)
Purchases/(3)/................................. $        --  $               1  $       229  $     26  $      (274) $        --
Sales/(4)/.....................................          --                (20)         (53)       (2)           1          (11)
Settlements/(5)/...............................          --                 --           --        (5)          --           --
Transfers into Level 3/(1)/....................          --                 --           --        --           --           --
Transfers out of Level 3/(1)/..................          --                 --           --        (2)          --           --
                                                -----------  -----------------  -----------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2015..................... $        --  $              49  $    10,585  $    313  $    (5,172) $        31
                                                ===========  =================  ===========  ========  ===========  ===========

                                                                                                           GMxB
                                                 Redeemable        Other           GMIB      Separate   derivative  Contingent
                                                 Preferred        Equity        Reinsurance  Accounts   features'     Payment
                                                   Stock      Investments/(2)/     Asset      Assets    liability   Arrangement
                                                -----------  -----------------  -----------  --------  -----------  -----------
                                                                                 (In Millions)

BALANCE, JANUARY 1, 2014....................... $        15  $              52  $     6,758  $    237  $    (2,025) $        38
Total gains (losses), realized and
  unrealized, included in:
   Income (loss) as:
     Net investment income (loss)..............          --                  3           --        --           --           --
     Investment gains (losses), net............          --                  1           --        15           --           --
     Net derivative gains (losses).............          --                 --        3,855        --       (1,874)          --
                                                -----------  -----------------  -----------  --------  -----------  -----------
  Subtotal.....................................          --                  4        3,855        15       (1,874)          --
                                                -----------  -----------------  -----------  --------  -----------  -----------
Purchases/(3)/.................................          --                  8          225        16         (251)           9
Sales/(4)/.....................................         (15)                (1)        (113)       (3)          --           (5)
Settlements/(5)/...............................          --                 --           --        (5)          --           --
Transfers into Level 3/(1)/....................          --                 --           --        --           --           --
Transfers out of Level 3/(1)/..................          --                 (2)          --        --           --           --
                                                -----------  -----------------  -----------  --------  -----------  -----------
BALANCE, DECEMBER 31, 2014..................... $        --  $              61  $    10,725  $    260  $    (4,150) $        42
                                                ===========  =================  ===========  ========  ===========  ===========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/Includes Level 3 amounts for Trading securities and consolidated VIE investments.
  /(3)/For the GMIB reinsurance contract asset and GWBL and other features reserves, represents premiums.
  /(4)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GWBL and other features reserves represents benefits paid.
  /(5)/For contingent payment arrangements, it represents payments under the arrangement.

   The table below details changes in unrealized gains (losses) for 2016 and 2015 by category for Level 3 assets and liabilities still held at December 31, 2016 and 2015, respectively:

                                                         INCOME (LOSS)
                                                -------------------------------
                                                INVESTMENT    NET
                                                  GAINS    DERIVATIVE
                                                (LOSSES),    GAINS
                                                   NET      (LOSSES)     OCI
                                                ---------- ---------- ---------
                                                         (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2016
STILL HELD AT DECEMBER 31, 2016
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $       -- $      11
     State and political subdivisions..........         --         --        (1)
     Commercial mortgage-backed................         --         --         9
     Asset-backed..............................         --         --         1
                                                ---------- ---------- ---------
       Subtotal................................ $       -- $       -- $      20
                                                ---------- ---------- ---------

                                                          INCOME (LOSS)
                                                --------------------------------
                                                INVESTMENT    NET
                                                  GAINS    DERIVATIVE
                                                (LOSSES),    GAINS
                                                   NET      (LOSSES)      OCI
                                                ---------- ----------  ---------
                                                          (IN MILLIONS)
   GMIB reinsurance contracts.................. $       -- $     (262) $      --
   Separate Accounts' assets/(1)/..............         20         --         --
   GMxB derivative features' liability.........         --        137         --
                                                ---------- ----------  ---------
       Total................................... $       20 $     (125) $      20
                                                ========== ==========  =========

Level 3 Instruments
Full Year 2015
Still Held at December 31, 2015
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $       --  $     (25)
     State and political subdivisions..........         --         --         (2)
     Commercial mortgage-backed................         --         --         61
     Asset-backed..............................         --         --         (4)
                                                ---------- ----------  ---------
       Subtotal................................ $       -- $       --  $      30
                                                ---------- ----------  ---------
     GMIB reinsurance contracts................         --       (316)        --
     Separate Accounts' assets/(1)/............         36         --         --
     GMxB derivative features' liability.......         --       (749)        --
                                                ---------- ----------  ---------
       Total................................... $       36 $   (1,065) $      30
                                                ========== ==========  =========

  /(1)/There is an investment expense that offsets this investment gain (loss).

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2016 and 2015, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2016

                                FAIR         VALUATION              SIGNIFICANT
                                VALUE        TECHNIQUE           UNOBSERVABLE INPUT           RANGE
                               ------- ---------------------- ------------------------- -----------------
ASSETS:                                                      (IN MILLIONS)
Investments:
Fixed maturities,
  available-for-sale:
   Corporate.................. $    55 Matrix pricing model             Spread over the
                                                                      industry-specific
                                                                  benchmark yield curve  0 BPS - 565 BPS

                                   636 Market comparable               EBITDA multiples   4.3X - 25.6X
                                         companies                        Discount rate   7.0% - 17.8%
                                                                    Cash flow Multiples   14.0X - 16.5X
---------------------------------------------------------------------------------------------------------

   Asset-backed...............       2 Matrix pricing model            Spread over U.S.
                                                                         Treasury curve 25 BPS - 687 BPS
---------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     295 Third party appraisal        Capitalization rate       4.8%
                                                               Exit capitalization rate       5.7%
                                                                          Discount rate       6.6%

                                     3 Discounted cash flow            Spread over U.S.
                                                                         Treasury curve 273 BPS - 512 BPS
                                                                        Discount factor    1.1% - 7.0%
---------------------------------------------------------------------------------------------------------

GMIB reinsurance contract       10,316 Discounted cash flow                 Lapse Rates    1.5% - 5.7%
  asset.......................                                         Withdrawal rates    0.0% - 8.0%
                                                                 GMIB Utilization Rates   0.0% - 16.0%
                                                                   Non-performance risk  5 BPS - 17 BPS
                                                              Volatility rates - Equity   11.0% - 38.0%
---------------------------------------------------------------------------------------------------------

                               FAIR        VALUATION              SIGNIFICANT
                               VALUE       TECHNIQUE           UNOBSERVABLE INPUT          RANGE
                               ------ --------------------- ------------------------  ----------------
                                                            (IN MILLIONS)
LIABILITIES:
GMIBNLG....................... $5,184 Discounted cash flow           Non-performance
                                                                    risk Lapse Rates        1.1%
                                                                    Withdrawal Rates    1.2% - 26.2%
                                                                  Annuitization  NLG    0.0% - 8.0%
                                                                    Forfeiture Rates    0.0% - 16.0%
                                                                    Long-term equity    0.55% - 2.1%
                                                                          Volatility       20.0%
------------------------------------------------------------------------------------------------------
GWBL/GMWB.....................    114 Discounted cash flow    Lapse Rates Withdrawal    1.0% - 5.7%
                                                            Rates  Utilization Rates    0.0% - 7.0%
                                                                  Volatility rates -  100% AFTER DELAY
                                                                              Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------
GIB...........................     30 Discounted cash flow    Lapse Rates Withdrawal    1.0% - 5.7%
                                                            Rates  Utilization Rates    0.0% - 8.0%
                                                                  Volatility rates -  100% AFTER DELAY
                                                                              Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------
GMAB..........................     20 Discounted cash flow    Lapse Rates Volatility    1.0% - 11.0%
                                                                      rates - Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2015

                                 Fair         Valuation                  Significant
                                 Value        Technique               Unobservable Input               Range
                                ------- ---------------------- --------------------------------- -----------------
                                                              (In Millions)
ASSETS:
Investments:
  Fixed maturities,
  available-for-sale:
   Corporate................... $    61 Matrix pricing model
                                                               Spread over the industry-specific
                                                                           benchmark yield curve 50 bps - 565 bps
------------------------------------------------------------------------------------------------------------------

                                    154 Market comparable                                 EBITDA   7.8x - 19.1x
                                          companies                      multiples Discount rate   7.0% - 12.6%
                                                                             Cash flow Multiples   14.0x - 16.5x
------------------------------------------------------------------------------------------------------------------

   Asset-backed................       3 Matrix pricing model                    Spread over U.S.
                                                                                  Treasury curve 30 bps - 687 bps
------------------------------------------------------------------------------------------------------------------

   Other equity investments....      10 Market comparable                                Revenue
                                          companies                          multiple Marketable    2.5x - 4.8x
                                                                                        Discount       30.0%
------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     271 Third party appraisal                Capitalization rate       4.9%
                                                                        Exit capitalization rate       5.9%
                                                                                   Discount rate       6.7%

                                      7 Discounted cash flow                    Spread over U.S.
                                                                                  Treasury curve
                                                                          Gross domestic product 280 bps - 411 bps
                                                                                            rate    0.0% - 1.1%
                                                                                 Discount factor    2.3% - 5.9%
------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contract        10,585 Discounted cash flow                         Lapse Rates    0.6% - 5.7%
  asset........................                                                 Withdrawal rates    0.2% - 8.0%
                                                                          GMIB Utilization Rates    0.0% - 15%
                                                                            Non-performance risk  5 bps - 18 bps
                                                                       Volatility rates - Equity     9% - 35%
------------------------------------------------------------------------------------------------------------------

                               Fair        Valuation              Significant
                               Value       Technique           Unobservable Input          Range
                               ------ --------------------- ------------------------  ----------------
                                                            (In Millions)
LIABILITIES:
GMIBNLG....................... $4,987 Discounted cash flow           Non-performance
                                                                    risk Lapse Rates        1.5%
                                                                    Withdrawal Rates    1.2% - 26.2%
                                                                  Annuitization  NLG    0.0% - 11.5%
                                                                    Forfeiture Rates    0.0% - 16.0%
                                                                    Long-term equity    0.55% - 2.1%
                                                                          Volatility       20.0%
------------------------------------------------------------------------------------------------------

GWBL/GMWB.....................    120 Discounted cash flow    Lapse Rates Withdrawal    1.0% - 5.7%
                                                            Rates  Utilization Rates    0.0% - 7.0%
                                                                  Volatility rates -  100% after delay
                                                                              Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------

GIB...........................     35 Discounted cash flow                Withdrawal
                                                             Rates Utilization Rates    0.0% - 8.0%
                                                                  Volatility rates -  100% after delay
                                                                              Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------

GMAB..........................     29 Discounted cash flow    Lapse Rates Volatility    1.0% - 11.0%
                                                                      rates - Equity    9.0% - 35.0%
------------------------------------------------------------------------------------------------------

   Excluded from the tables above at December 31, 2016 and 2015, respectively, are approximately $594 million and $865 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 37.5% and 63.1% of total assets classified as Level 3 and represent only 0.4% and 0.6% of total assets measured at fair value on a recurring basis at December 31, 2016 and 2015 respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2016 and 2015, respectively, are approximately $691 million and $215 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 81.8% and 51.2% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2016 and 2015, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2016 and 2015, are approximately 8.3% and 7.5%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Included in other equity investments classified as Level 3 are reporting entities' venture capital securities in the Technology, Media and Telecommunications industries. The fair value measurements of these securities include significant unobservable inputs including an enterprise value to revenue multiples and a discount rate to account for liquidity and various risk factors. Significant increases (decreases) in the enterprise value to revenue multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

   Separate Accounts' assets classified as Level 3 in the table at December 31, 2016 and 2015, primarily consist of a private real estate fund with a fair value of approximately $295 million and $271 million, a private equity investment with a fair value of approximately $1 million and $2 million and mortgage loans with fair value of approximately $2 million and $5 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $12 million and $3 million at December 31, 2016 and $28 million and $7 million at December 31, 2015, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using the Company's data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIBNLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for Non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB benefit accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIBNLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIBNLG liability.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The three AB acquisition-related contingent consideration liabilities (with a combined fair value of $18 million and $31 million as of December 31, 2016 and 2015, respectively) were currently valued using projected AUM growth rates with a weighted average of 18.0% and 46.0%, revenue growth rates (with a range of 4.0% to 31.0%) and 43.0%, and a discount rate (with a range of 1.4% to 6.4%) and 3.0% as of December 31, 2016 and December 31, 2015, respectively.

   The carrying values and fair values at December 31, 2016 and 2015 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                 FAIR VALUE
                                              ------------------------------------------------
                                               CARRYING
                                                VALUE    LEVEL 1 LEVEL 2  LEVEL 3     TOTAL
                                              ---------- ------- ------- ---------- ----------
                                                               (IN MILLIONS)
December 31, 2016:
Mortgage loans on real estate................ $    9,757 $    -- $    -- $    9,608 $    9,608
Loans to affiliates..........................        703      --     775         --        775
Policyholders liabilities: Investment
  contracts..................................      2,226      --      --      2,337      2,337
Funding Agreements...........................      2,255      --   2,202         --      2,202
Policy loans.................................      3,361      --      --      4,257      4,257
Short-term debt..............................        513      --     513         --        513
Separate Account Liabilities.................      6,194      --      --      6,194      6,194
December 31, 2015:
Mortgage loans on real estate................ $    7,171 $    -- $    -- $    7,257 $    7,257
Loans to affiliates..........................      1,087      --     795        390      1,185
Policyholders liabilities: Investment
  contracts..................................      7,325      --      --      7,430      7,430
Funding Agreements...........................        500      --     500         --        500
Policy loans.................................      3,393      --      --      4,343      4,343
Short-term debt..............................        584      --     584         --        584
Separate Account Liabilities.................      5,124      --      --      5,124      5,124

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The Company's short-term debt primarily includes commercial paper issued by AB with short-term maturities and book value approximates fair value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   Fair values for FHLBNY funding agreements are determined from a matrix pricing model and are internally assessed for reasonableness. The matrix pricing model for FHLBNY funding agreements utilizes an independently sourced Treasury curve which is separately sourced from the Barclays' suite of curves.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and Escrow Shield Plus product reserves are held at book value.

8) INSURANCE LIABILITIES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities without NLG, before reinsurance ceded, reflected in the Consolidated Balance Sheet in Future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2014................... $  1,612  $  4,385  $  5,997
  Paid guarantee benefits....................     (231)     (220)     (451)
  Other changes in reserve...................      344       539       883
                                              --------  --------  --------
Balance at December 31, 2014.................    1,725     4,704     6,429
  Paid guarantee benefits....................     (313)      (89)     (402)
  Other changes in reserve...................    1,579      (728)      851
                                              --------  --------  --------
Balance at December 31, 2015.................    2,991     3,887     6,878
  Paid guarantee benefits....................     (357)     (281)     (638)
  Other changes in reserve...................      531       264       795
                                              --------  --------  --------
Balance at December 31, 2016................. $  3,165  $  3,870  $  7,035
                                              ========  ========  ========

   The following table summarizes the ceded GMDB liabilities, reflected in the Consolidated Balance Sheet in amounts due to reinsurers:

                                                  GMDB
                                              -------------
                                              (IN MILLIONS)
Balance at January 1, 2014................... $         791
  Paid guarantee benefits....................          (114)
  Other changes in reserve...................           156
                                              -------------
Balance at December 31, 2014.................           833
  Paid guarantee benefits....................          (148)
  Other changes in reserve...................           745
                                              -------------
Balance at December 31, 2015.................         1,430
  Paid guarantee benefits....................          (174)
  Other changes in reserve...................           302
                                              -------------
Balance at December 31, 2016................. $       1,558
                                              =============

   The GMxB derivative features' liability and the liability for SCS, SIO, MSO and IUL indexed features are considered embedded or freestanding insurance derivatives and are reported at fair value. Summarized in the table below are the fair values of these liabilities at December 31, 2016 and 2015:

                                                 DECEMBER 31,
                                              -------------------
                                                2016      2015
                                              --------- ---------
                                                 (IN MILLIONS)
GMIBNLG/(1)/................................. $   5,184 $   4,987
SCS,MSO, IUL features/(2)/...................       875       298
GWBL/GMWB/(1)/...............................       114       120
GIB/(1)/.....................................        30        35
GMAB/(1)/....................................        20        29
                                              --------- ---------
Total Embedded and Freestanding derivative
  liability.................................. $   6,223 $   5,469
                                              ========= =========
GMIB reinsurance contract asset/(3)/......... $  10,316 $  10,585
                                              ========= =========

  /(1)/Reported in future policyholders' benefits and other policyholders'
       liabilities in the consolidated balance sheets.
  /(2)/Reported in policyholders' account balances in the consolidated balance sheets.
  /(3)/Reported in GMIB reinsurance contract asset in the consolidated balance sheets.

   The December 31, 2016 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                    RETURN OF
                                                     PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                    ---------  --------  --------  ---------  ---------
                                                                   (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account................................. $  13,642  $    121  $     72  $     220  $  14,055
   Separate Accounts............................... $  40,736  $  8,905  $  3,392  $  33,857  $  86,890
Net amount at risk, gross.......................... $     237  $    154  $  2,285  $  16,620  $  19,296
Net amount at risk, net of amounts reinsured....... $     237  $    108  $  1,556  $   7,152  $   9,053
Average attained age of contractholders............      51.2      65.8      72.3       67.1       55.1
Percentage of contractholders over age 70..........       9.2%     37.1%     60.4%      40.6%      17.1%
Range of contractually specified interest rates....       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
-----
  Account values invested in:
   General Account.................................       N/A       N/A  $     33  $     321  $     354
   Separate Accounts...............................       N/A       N/A  $ 18,170  $  39,678  $  57,848
Net amount at risk, gross..........................       N/A       N/A  $  1,084  $   6,664  $   7,748
Net amount at risk, net of amounts reinsured.......       N/A       N/A  $    334  $   1,675  $   2,009
Weighted average years remaining until
  annuitization....................................       N/A       N/A       1.6        1.3        1.3
Range of contractually specified interest rates....       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   For more information about the reinsurance programs of the Company's GMDB and GMIB exposure, see "Reinsurance" in Note 9.

..   VARIABLE ANNUITY INFORCE MANAGEMENT. The Company continues to proactively manage its variable annuity in-force business. Since 2012, the Company has initiated several programs to purchase from certain contractholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. In March 2016, a program to give contractholders an option to elect a full buyout of their rider or a new partial (50%) buyout of their rider expired. The Company believes that buyout programs are mutually beneficial to both the Company and contractholders who no longer need or want all or part of the GMDB or GMIB rider. To reflect the actual payments and reinsurance credit received from the buyout program that expired in March 2016 the Company recognized a $4 million increase to Net income in 2016. For additional information, see "Accounting for VA Guarantee Features" in Note 2.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                 DECEMBER 31,
                                              -------------------
                                                2016      2015
                                              --------- ---------
                                                 (IN MILLIONS)
GMDB:
-----
Equity....................................... $  69,625 $  66,230
Fixed income.................................     2,483     2,686
Balanced.....................................    14,434    15,350
Other........................................       348       375
                                              --------- ---------
Total........................................ $  86,890 $  84,641
                                              ========= =========

GMIB:
-----
Equity....................................... $  45,931 $  43,874
Fixed income.................................     1,671     1,819
Balanced.....................................    10,097    10,696
Other........................................       149       170
                                              --------- ---------
Total........................................ $  57,848 $  56,559
                                              ========= =========

    C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2016, the total account value and net amount at risk of the hedged variable annuity contracts were $51,961 million and $7,954 million, respectively, with the GMDB feature and $38,559 million and $3,285 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to income (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, the related reinsurance reserve ceded, reflected in Amounts due from reinsurers and deferred cost of reinsurance, reflected in Other assets in the Consolidated balance sheets.

                                               DIRECT   REINSURANCE
                                              LIABILITY    CEDED       NET
                                              --------- -----------  -------
                                                       (IN MILLIONS)
Balance at January 1, 2014................... $     789    $   (415) $   374
  Other changes in reserves..................       179        (109)      70
                                              ---------    --------  -------
Balance at December 31, 2014.................       968        (524)     444
  Other changes in reserves..................       164          16      180
                                              ---------    --------  -------
Balance at December 31, 2015.................     1,132        (508)     624
  Other changes in reserves..................        50         (98)     (48)
                                              ---------    --------  -------
Balance at December 31, 2016................. $   1,182    $   (606) $   576
                                              =========    ========  =======

    E) Loss Recognition Testing

   After the initial establishment of reserves, loss recognition tests are performed using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC is first written off, and thereafter a premium deficiency reserve is established by a charge to income.

   In 2016, the Company determined that it had a loss recognition in certain of its variable interest sensitive life insurance products due to low interest rates. In 2016, the Company wrote off $224 million, of the DAC balance through accelerated amortization.

   In addition, the Company is required to analyze the impacts from net unrealized investment gains and losses on its available-for-sale investment securities backing insurance liabilities, as if those unrealized investment gains and losses were realized. These adjustments result in the recognition of unrealized gains and losses on related insurance assets and liabilities in a manner consistent with the recognition of the unrealized gains and losses on available-for-sale investment securities within the statements of comprehensive income (loss) and changes in equity. Changes in net unrealized investment (gains) losses may increase or decrease the ending DAC balance. Similar to a loss recognition event, when the DAC balance is reduced to zero, additional insurance liabilities are established if necessary. Unlike a loss recognition event, based on changes in net unrealized investment (gains) losses, these adjustments may reverse from period to period. In 2016, due primarily to the decline in interest rates increasing unrealized investments gains, the Company wrote-off $22 million of the DAC balance, and a cumulative decrease in the accumulated effect of net unrealized investment gains of approximately $41 million as of December 31, 2016, with an offsetting amount recorded in other comprehensive income (loss). There was no impact to net income (loss).

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains up to $25 million on each single-life policy and $30 million on each second-to-die policy, with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2016, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 3.8% and 49.3%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 18.0% and 56.0%, respectively, of its current liability exposure resulting from the GMIB feature. For additional information, see
   Note 8.

   Based on management's estimates of future contract cash flows and experience, the fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2016 and 2015 were $10,316 million and $10,585 million, respectively. The increases (decreases) in fair value were $(269) million, $(140) million and $3,967 million for 2016, 2015 and 2014, respectively, reported in Net derivative gains (loses) on the consolidated statement of income.

   At December 31, 2016 and 2015, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,458 million and $2,458 million, of which $2,381 million and $2,005 million related to three specific reinsurers, which were Zurich Insurance Company Ltd. (AA -- rating), Chubb Tempest Reinsurance Ltd. (AA rating) and Connecticut General Life Insurance Company (AA- rating). At December 31, 2016 and 2015, affiliated reinsurance recoverables related to insurance contracts amounted to $2,177 million and $2,009 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.

   Reinsurance payables related to insurance contracts were $125 million and $131 million, at December 31, 2016 and 2015, respectively.

   The Company cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $82 million and $92 million at December 31, 2016 and 2015, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Company has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, AXA Equitable currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2016 and 2015 were $734 million and $744 million, respectively.

   For affiliated reinsurance agreements see "Related Party Transactions" in
   Note 11.

   The following table summarizes the effect of reinsurance:

                                               2016    2015    2014
                                              ------  ------  ------
                                                   (IN MILLIONS)
Direct premiums.............................. $  824  $  794  $  817
Reinsurance assumed..........................    206     207     211
Reinsurance ceded............................   (176)   (173)   (181)
                                              ------  ------  ------
Premiums..................................... $  854  $  828  $  847
                                              ======  ======  ======
Policy charges and fee income ceded.......... $  640  $  645  $  630
                                              ======  ======  ======
Policyholders' Benefits Ceded................ $  942  $  527  $  726
                                              ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities for individual DI and major medical policies were $1,918 million and $1,789 million before ceded reserves of $1,849 million and $1,709 million at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, respectively, $1,676 million and $1,652 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                      2016   2015  2014
                                                    -------- ----- -----
                                                       (IN MILLIONS)

Incurred benefits related to current year.......... $      7 $  11 $  14
Incurred benefits related to prior years...........       15    22    16
                                                    -------- ----- -----
Total Incurred Benefits............................ $     22 $  33 $  30
                                                    ======== ===== =====
Benefits paid related to current year.............. $     17 $  18 $  20
Benefits paid related to prior years...............       15    13    11
                                                    -------- ----- -----
Total Benefits Paid................................ $     32 $  31 $  31
                                                    ======== ===== =====

10)SHORT-TERM DEBT

   As of December 31, 2016 and 2015, the Company had $513 million and
   $584 million, respectively, in commercial paper outstanding with weighted average interest rates of approximately 0.9% and 0.5%, respectively, all of which is related to AB.

   AB has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million, any such increase being subject to the consent of the affected lenders. The AB Credit Facility is available for AB and SCB LLC's business purposes, including the support of AB's $1,000 million commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2016, AB and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   On October 22, 2014, as part of an amendment and restatement, the maturity date of the AB Credit Facility was extended from January 17, 2017 to October 22, 2019. There were no other significant changes included in the amendment.

   On December 1, 2016, AB entered into a $200 million, unsecured 364-day senior revolving credit facility (the "AB Revolver") with a leading international bank and the other lending institutions that may be party thereto. The AB Revolver is available for AB's and SCB LLC's business purposes, including the provision of additional liquidity to meet funding requirements primarily related to SCB LLC's operations. Both AB and SCB LLC can draw directly under the AB Revolver and management expects to draw on the AB Revolver from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Revolver. The AB Revolver contains affirmative, negative and financial covenants which are identical to those of the AB Credit Facility. As of December 31, 2016, AB had no amounts outstanding under the AB Revolver.

   As of December 31, 2016 and 2015, AB and SCB LLC had no amounts outstanding under the AB Credit Facility. During 2016 and 2015, AB and SCB LLC did not draw upon the AB Credit Facility.

   In addition, SCB LLC has four uncommitted lines of credit with three financial institutions. Three of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $225 million, with AB named as an additional borrower, while one line has no stated limit. As of December 31, 2016 and 2015, SCB LLC had no bank loans outstanding.

11)RELATED PARTY TRANSACTIONS

   LOANS TO AFFILIATES. In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new
   $382 million, seven year term loan with an interest rate of 4.0% was issued. In January 2016, the property was sold and a portion of the proceeds was used to repay the $382 million term loan outstanding and a $65 million prepayment penalty.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXARE Arizona Company's ("AXA Arizona") $50 million note receivable from AXA for $54 million. AXA Arizona is a wholly-owned subsidiary of AXA Financial. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   LOANS FROM AFFILIATES. In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% which was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note paid interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   EXPENSE REIMBURSEMENTS AND COST SHARING AGREEMENTS. The Company provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with AXA Financial, certain AXA Financial subsidiaries and affiliates to conduct their business. In addition, the Company, along with other AXA affiliates, participates in certain intercompany cost sharing and service agreements including technology and professional development arrangements. The associated costs related to the service and cost sharing agreements are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company.

   AFFILIATED DISTRIBUTION EXPENSE. AXA Equitable pays commissions and fees to AXA Distribution Holding and its subsidiaries ("AXA Distribution") for sales of insurance products. The commissions and fees paid to AXA Distribution are based on various selling agreements.

   AFFILIATED DISTRIBUTION REVENUE. AXA Distributors, a subsidiary of AXA Equitable, receives commissions and fee revenue from MONY America for sales of its insurance products. The commissions and fees earned from MONY America are based on the various selling agreements.

   AFFILIATED INVESTMENT ADVISORY AND ADMINISTRATIVE FEES. FMG, a subsidiary of AXA Equitable, provides investments advisory and administrative services to EQAT, VIP Trust, 1290 Funds and other AXA affiliated trusts. Investment advisory and administrative fees earned are calculated as a percentage of assets under management and are recorded as revenue as the related services are performed.

   AFFILIATED INVESTMENT ADVISORY AND ADMINISTRATIVE EXPENSES. AXA Investment Managers ("AXA IM"), AXA Real Estate Investment Managers ("AXA REIM") and AXA Rosenberg provide sub-advisory services to the Company's retail mutual funds and certain investments of the Company's General Account. Fees paid to these affiliates are based on investment advisory service agreements with each affiliate.

   The table below summarizes the expenses reimbursed to/from the Company and Commission and fees received/paid by the Company for 2016, 2015 and 2014:

                                                       2016     2015     2014
                                                     -------- -------- --------
                                                           (IN MILLIONS)
EXPENSES PAID OR ACCRUED FOR BY THE COMPANY:
Paid or accrued expenses for services provided by
  AXA, AXA Financial and Affiliates................. $    188 $    164 $    173
Paid or accrued commission and fee expenses for
  sale of insurance products by AXA Distribution....      587      603      616
Paid or accrued expenses for investment management
  services provided by AXA IM, AXA REIM and AXA
  Rosenberg.........................................        2        1        1
                                                     -------- -------- --------
Total affiliated expenses paid or accrued for.......      777      768      790
                                                     ======== ======== ========
REVENUE RECEIVED OR ACCRUED FOR BY THE COMPANY:
Amounts received or accrued for cost sharing
  services provided to AXA, AXA Financial and
  affiliates........................................      531      491      482
Amounts received or accrued for commissions and
  fees earned for sale of MONY America's insurance
  products..........................................       11       13        2
Amounts received or accrued for investment
  management and administrative services provided
  to EQAT, VIP Trust, 1290 Funds and Other AXA
  Trusts............................................      674      707      711
                                                     -------- -------- --------
Total affiliated revenue received or accrued for.... $  1,216 $  1,211 $  1,195
                                                     ======== ======== ========

   INSURANCE RELATED TRANSACTIONS. The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products through reinsurance transactions with AXA RE Arizona.

   The Company currently reinsures to AXA Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2016 and 2015, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,574 million and $8,741 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums and universal life and policy fee income in 2016, 2015 and 2014 related to the UL and no lapse guarantee riders totaled approximately
   $447 million, $453 million and $453 million, respectively. Ceded claims paid in 2016, 2015 and 2014 were $65 million, $54 million and $83 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,376 million at December 31, 2016) and/or letters of credit ($3,660 million at December 31, 2016). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2016, 2015 and 2014 totaled approximately $20 million, $21 million and $22 million, respectively. Claims and expenses paid in 2016, 2015 and 2014 were $6 million, $5 million and $10 million, respectively.

   In April 2015, AXA entered into a mortality catastrophe bond based on general population mortality in each of France, Japan and the U.S. The purpose of the bond is to protect AXA against a severe worldwide pandemic. AXA Equitable entered into a stop loss reinsurance agreement with AXA Global Life to protect AXA Equitable with respect to a deterioration in its claim experience following the occurrence of an extreme mortality event. Premiums and expenses associated with the reinsurance agreement were $4 million in both 2016 and 2015.

   Investment management and service fees includes certain revenues for services provided to mutual funds managed by AB. These revenues are described below:

                                               2016     2015     2014
                                              ------- -------- --------
                                                    (IN MILLIONS)

Investment advisory and services fees........ $   999 $  1,056 $  1,062
Distribution revenues........................     372      415      433
Other revenues -- shareholder servicing fees.      76       85       91
Other revenues -- other......................       6        5        6

   OTHER TRANSACTIONS. Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable Qualified Pension Plan ("AXA Equitable QP") was transferred from AXA Equitable to AXA Financial under terms of an Assumption Agreement. For additional information regarding this transaction see "Employee Benefit Plans" in Note 12.

   In 2016, AXA Equitable sold artwork to AXA Financial and recognized a $20 million gain on the sale. AXA Equitable used the proceeds received from this sale to make a $21 million donation to AXA Foundation, Inc. (the "Foundation"). The Foundation was organized for the purpose of distributing grants to various tax-exempt charitable organizations and administering various matching gift programs for AXA Equitable, its subsidiaries and affiliates.

   In 2016, AXA Equitable and Saum Sing LLC ("Saum Sing"), an affiliate, formed Broad Vista Partners LLC ("Broad Vista"), AXA Equitable owns 70% and Saum Sing owns 30% of Broad Vista. On June 30, 2016, Broad Vista entered into a real estate joint venture with a third party and AXA Equitable invested approximately $25 million, reported in Other equity investments in the consolidated balance sheets.

12)EMPLOYEE BENEFIT PLANS

   AXA Equitable Retirement Plans

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $16 million, $18 million and $18 million in 2016, 2015 and 2014, respectively.

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average income over a specified period in the plan.

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the "Assumption Transaction"). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable's primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately
   $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

   AB Retirement Plans

   AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for Federal income tax purposes.

   AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000. AB's benefits are based on years of credited service and average final base salary.

   AB uses a December 31 measurement date for its pension plans.

   The funding policy of AB for its qualified pension plan is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. AB did not make a contribution to the AB Retirement Plan during 2016. AB currently estimates that it will contribute $4 million to the AB Retirement Plan during 2017. Contribution estimates, which are subject to change, are based on regulatory requirements, future market conditions and assumptions used for actuarial computations of the AB Retirement Plan's obligations and assets. AB Management, at the present time, has not determined the amount, if any, of additional future contributions that may be required.

   Net Periodic Pension Expense

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2016      2015      2014
                                              --------  --------  --------
                                                      (IN MILLIONS)
Service cost................................. $     --  $      8  $      9
Interest cost................................        6        93       107
Expected return on assets....................       (5)     (159)     (155)
Actuarial (gain) loss........................        1         1         1
Net amortization.............................       --       110       111
                                              --------  --------  --------
Net Periodic Pension Expense................. $      2  $     53  $     73
                                              ========  ========  ========

   Changes in PBO

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                 DECEMBER 31,
                                              -----------------
                                               2016      2015
                                              ------  ---------
                                                (IN MILLIONS)

Projected benefit obligation, beginning of
  year....................................... $  129  $   2,657
Service cost.................................     --         --
Interest cost................................      6         93
Actuarial (gains) losses.....................      2         (6)
Benefits paid................................     (5)      (169)
Plan amendments and curtailments.............     --          1
                                              ------  ---------
  Projected Benefit Obligation...............    132      2,576
Transfer to AXA Financial....................     --     (2,447)
                                              ------  ---------
Projected Benefit Obligation, End of Year.... $  132  $     129
                                              ======  =========

   Changes in Plan Assets/Funded Status

   The following table discloses the changes in plan assets and the funded status of the Company's qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

                                                DECEMBER 31,
                                              ----------------
                                               2016     2015
                                              ------  --------
                                                (IN MILLIONS)

Pension plan assets at fair value, beginning
  of year.................................... $   86  $  2,473
Actual return on plan assets.................      4        24
Contributions................................     --        --
Benefits paid and fees.......................     (3)     (175)
                                              ------  --------
Pension plan assets at fair value, end of
  year.......................................     87     2,322
PBO (immediately preceding the Transfer to
  AXA Financial in 2015).....................    132     2,576
                                              ------  --------
  Excess of PBO Over Pension Plan Assets
   (immediately preceding the Transfer to
   AXA Financial in 2015)....................    (45)     (254)
Transfer to AXA Financial.................... $   --  $    211
                                              ------  --------
Excess of PBO Over Pension Plan Assets, end
  of year.................................... $  (45) $    (43)
                                              ======  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $45 million and $43 million at December 31, 2016 and 2015, respectively. The aggregate PBO/accumulated benefit obligation ("ABO") and fair value of pension plan assets for plans with PBOs/ABOs in excess of those assets were $132 million and $87 million, respectively, at December 31, 2016 and $2,576 million and $2,322 million, respectively, at December 31, 2015.

   Unrecognized Net Actuarial (Gain) Loss

   The following table discloses the amounts included in AOCI at December 31, 2016 and 2015 that have not yet been recognized by AXA Equitable as components of net periodic pension cost.

                                              DECEMBER 31,
                                              ------------
                                               2016   2015
                                              -----  -----
                                              (IN MILLIONS)
Unrecognized net actuarial gain (loss)....... $ (51) $ (49)
Unrecognized prior service (cost) credit.....    (1)    (1)
                                              -----  -----
  Total...................................... $ (52) $ (50)
                                              =====  =====

   The estimated net actuarial gain (loss) and prior service (cost) credit expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $(1.4) million and $(23,000), respectively.

   Pension Plan Assets

   The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.

   At December 31, 2016 and 2015, the total fair value of plan assets for the qualified pension plans was approximately $87 million and $86 million, respectively, all supporting the AB qualified retirement plan.

                                              DECEMBER 31,
                                              ------------
                                               2016   2015
                                              -----  -----
Fixed Maturities.............................  18.0%  24.0%
Equity Securities............................  61.0   56.0
Other........................................  21.0   20.0
                                              -----  -----
  Total...................................... 100.0% 100.0%
                                              =====  =====

                                              LEVEL 1  LEVEL 2 LEVEL 3  TOTAL
                                              -------- ------- ------- --------
                                                        (IN MILLIONS)
DECEMBER 31, 2016:
ASSET CATEGORIES
Common and preferred equity.................. $     21 $    -- $    -- $     21
Mutual funds.................................       47      --      --       47
                                              -------- ------- ------- --------
  Total assets in the fair value hierarchy...       68      --      --       68
Investments measured at net assets value.....       --      --      --       19
                                              -------- ------- ------- --------
   Investments at fair value................. $     68 $    -- $    -- $     87
                                              ======== ======= ======= ========
December 31, 2015:
Asset Categories
Common and preferred equity.................. $     22 $    -- $    -- $     22
Mutual funds.................................       45      --      --       45
                                              -------- ------- ------- --------
  Total assets in the fair value hierarchy...       67      --      --       67
Investments measured at net assets value.....       --      --      --       19
                                              -------- ------- ------- --------
   Investments at fair value................. $     67 $    -- $    -- $     86
                                              ======== ======= ======= ========

   Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes.

   Discount Rate and Other Assumptions

   In 2015 and 2014 the discount rate assumptions used by AXA Equitable to measure the benefits obligations and related net periodic cost of the AXA Equitable QP reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under the AXA Equitable QP were discounted using a published high-quality bond yield curve for which AXA Equitable replaced its reference to the Citigroup-AA curve with the Citigroup Above-Median-AA curve beginning in 2014, thereby reducing the PBO of AXA Equitable's qualified pension plan and the related charge to equity to adjust the funded status of the plan by $25 million in 2014. At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $4 million in 2015.

   In fourth quarter 2015, the Society of Actuaries (SOA) released MP-2015, an update to the mortality projection scale issued last year by the SOA, indicating that while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested. For the year ended December 31, 2015 valuations of its defined benefits plans, AXA Equitable considered this new data as well as observations made from current practice regarding how best to estimate improved trends in life expectancies. As a result, AXA Equitable concluded to change the mortality projection scale used to measure and report its defined benefit obligations from 125% Scale AA to Scale BB, representing a reasonable "fit" to the results of the AXA Equitable QP mortality experience study and more aligned to current thinking in practice with respect to projections of mortality improvements. Adoption of that change increased the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $83 million. At December 31, 2014, AXA Equitable modified its then-current use of Scale AA by adopting 125% Scale AA and introduced additional refinements to its projection of assumed mortality, including use of a full generational approach, thereby increasing the year-end 2014 valuation of the AXA Equitable QP PBO by approximately
   $54 million.

   The following table discloses assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2016 and 2015. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

                                              DECEMBER 31,
                                              -----------
                                              2016   2015
                                              -----  -----
Discount rates:
   AXA Equitable QP, immediately preceding
     Transfer to AXA Financial...............   N/A  3.98%
   Other AXA Equitable defined benefit plans. 3.48%  3.66%
   AB Qualified Retirement Plan.............. 4.75%   4.3%
  Periodic cost..............................  3.7%   3.6%

Rates of compensation increase:
  Benefit obligation.........................   N/A  6.00%
  Periodic cost..............................   N/A  6.46%

Expected long-term rates of return on
  pension plan assets (periodic cost)........  6.5%  6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under the AXA Equitable QP were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately
   $6 million and $10 million for 2015 and 2014, respectively.

   Future Benefits

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2017, and in the aggregate for the five years thereafter, all of which are subsequent to the Assumption Transaction. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2016 and include benefits attributable to estimated future employee service.

                                                 PENSION
                                                BENEFITS
                                              -------------
                                              (IN MILLIONS)

2017.........................................    $        4
2018.........................................             6
2019.........................................             6
2020.........................................             5
2021.........................................             6
Years 2022 - 2026............................            38

   AXA FINANCIAL ASSUMPTIONS

   In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of AXA Financial and its subsidiaries, including the Company. AB also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2016, 2015 and 2014 for share-based payment arrangements as further described herein are as follows:

                                               2016   2015    2014
                                              ------ ------- -------
                                                  (IN MILLIONS)
Performance Units/Shares..................... $   17 $    18 $    10
Stock Options................................      1       1       1
AXA Shareplan................................     14      16      10
Restricted Units.............................    154     174     171
Other Compensation plans/(1)/................      1       2      --
                                              ------ ------- -------
Total Compensation Expenses.................. $  187 $   211 $   192
                                              ====== ======= =======

  /(1)/Other compensation plans include Stock Appreciation Rights, Restricted
       Stock and AXA Miles.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance shares under the AXA International Performance Shares Plan (the "Performance Share Plan"). Prior to 2013 they were granted performance units under the AXA Performance Unit Plan.

   Non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA
   ADRs) annually under The Equity Plan for Directors. They also were granted ADR stock options in years prior to 2014.

   Performance Units and Performance Shares

   2016 GRANT. On June 6, 2016, under the terms of the Performance Share Plan, AXA awarded approximately 1.9 million unearned performance shares to employees of AXA Equitable. The extent to which 2016-2018 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in AXA ordinary shares to all participants. In 2016, the expense associated with the June 6, 2016 grant of performance shares was approximately $10 million.

   SETTLEMENT OF 2013 GRANT IN 2016. On March 22, 2016, share distributions totaling approximately $55 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance shares earned under the terms of the 2013 Performance Share Plan.

   2015 GRANT. On June 19, 2015, under the terms of the 2015 Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of AXA Equitable. The extent to which 2015-2017 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2016 and 2015 the expense associated with the June 19, 2015 grant of performance shares were $4 million and $8 million, respectively.

   SETTLEMENT OF 2012 GRANT IN 2015. On April 2, 2015, cash distributions of approximately $53 million were made to active and former AXA Equitable employees in settlement of approximately 2.3 million performance units earned under the terms of the AXA Performance Unit Plan 2012.

   2014 GRANT. On March 24, 2014, under the terms of the 2014 Performance Share Plan, AXA awarded approximately 1.5 million unearned performance shares to employees of AXA Equitable. The extent to which 2014-2016 cumulative performance targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The first tranche of the performance shares will vest and be settled on the third anniversary of the award date; the second tranche of these performance shares will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2016, 2015 and 2014 the expense associated with the March 24, 2014 grant of performance shares was approximately $4 million, $4 million, and $9 million respectively.

   SETTLEMENT OF 2011 GRANT IN 2014. On April 3, 2014, cash distributions of approximately $26 million were made to active and former AXA Equitable employees in settlement of 1.0 million performance units earned under the terms of the AXA Performance Unit Plan 2011.

   The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. Approximately 2 million outstanding performance shares are at risk to achievement of 2017 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2015-2017 and 2014-2016 performance targets will determine the number of performance shares earned under those awards, respectively.

   Stock Options

   2016 GRANT. On June 6, 2016, 0.6 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 21.52 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 6, 2016, 0.3 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 6, 2016 have a ten-year term. The weighted average grant date fair value per option award was estimated at 1.85 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 26.6%, a weighted average expected term of 8.1 years, an expected dividend yield of 6.49% and a risk-free interest rate of 0.33%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016, the Company recognized expenses associated with the June 6, 2015 grant of options of approximately $0.6 million.

   2015 GRANT. On June 19, 2015, approximately 0.4 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 22.90 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on

   June 19, 2015, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at 1.58 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of 8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016 and 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately
   $0.1 million and $0.3 million, respectively.

   2014 GRANT. On March 24, 2014, 0.4 million options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 18.68 euros All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on March 24, 2014, 0.2 million are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 24, 2014 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.89 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 29.24%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.38% and a risk-free interest rate of 1.54%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2016, 2015 and 2014 the Company recognized expenses associated with the March 24, 2014 grant of options of approximately $0.2 million, $0.2 million and $0.3 million, respectively.

   Shares Authorized

   There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA, AXA Financial and AB option plans during 2016 follows:

                                                                           Options Outstanding
                                              -----------------------------------------------------------------------------
                                                    AXA Ordinary Shares            AXA ADRs/(3)/        AB Holding Units
                                              ------------------------------   --------------------- ----------------------
                                                                Weighted                   Weighted               Weighted
                                                Number          Average          Number    Average     Number     Average
                                              Outstanding       Exercise       Outstanding Exercise  Outstanding  Exercise
                                              (In 000's)         Price         (In 000's)   Price    (In 000's)    Price
                                              -----------  -----------------   ----------- --------- -----------  ---------

Options Outstanding at January 1, 2016.......    12,602.1  (Euro)      21.39          41.0 $   27.28     5,398.5  $   47.59
Options granted..............................       594.3  (Euro)      21.52            -- $      --        54.5  $    22.6
Options exercised............................      (568.2) (Euro)      14.93            -- $      --      (358.3) $    17.1
Options forfeited, net.......................              (Euro)         --            -- $      --          --  $      --
Options expired/reinstated...................    (3,092.0)              27.8           3.9     26.06        (9.7) $    65.0
                                              -----------                             ----            ----------
Options Outstanding at December 31, 2016.....     9,536.2  (Euro)      21.02          44.9 $   24.90     5,085.0  $    49.5
                                              ===========  =================          ==== =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)30,077.2/(2)/             $   252.9                     --
                                                           =================               =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................         3.1                             1.89                  2.00
                                              ===========                             ====            ==========
Options Exercisable at December 31, 2016.....     7,169.4  (Euro)      20.43          44.8 $   24.90     4,700.9  $    47.6
                                              ===========  =================          ==== =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)   26,793.5               $   252.9                     --
                                                           =================               =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................        3.74                             1.89                  2.00
                                              ===========                             ====            ==========

  /(1)/Aggregate intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2016 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   No stock options were exercised in 2016. The intrinsic value related to exercises of stock options during 2015 and 2014 were approximately
   $0.2 million and $3 million respectively, resulting in amounts currently deductible for tax purposes of approximately $0.1 million, and $1 million, respectively, for the periods then ended. In 2015 and 2014, windfall tax benefits of approximately $0.1 million and $1 million, respectively, resulted from exercises of stock option awards.

   At December 31, 2016, AXA Financial held 22,974 AXA ordinary shares in treasury at a weighted average cost of $23.95 per share, which were designated to fund future exercises of outstanding stock options.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2016, 2015 and 2014, respectively.

                                                  AXA Ordinary Shares          AB Holding Units
                                              --------------------------  -------------------------
                                                2016     2015     2014      2016     2015     2014
                                              -------  -------  --------  -------  -------  -------

Dividend yield...............................    6.49%    6.29%     6.38%     7.1%     7.1%     8.4%
Expected volatility..........................    26.6%   23.68%    29.24%    31.0%    32.1%    48.9%
Risk-free interest rates.....................    0.33%    0.92%     1.54%     1.3%     1.5%     1.5%
Expected life in years.......................     8.1      8.2       8.2      6.0      6.0      6.0
Weighted average fair value per option at
  grant date................................. $  2.06  $  1.73  $   2.89  $  2.75  $  4.13  $  4.78

   As of December 31, 2016, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 3.22 years.

   Restricted Awards

   Under The Equity Plan for Directors, AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares. Likewise, AB awards restricted AB Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AB Holding units that vest ratably over three years are made to eligible AB employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   AXA Equitable has also granted restricted AXA ordinary share units ("RSUs") to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   For 2016, 2015 and 2014, respectively, the Company recognized compensation costs of $154 million, $174 million and $171 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for RSUs. At December 31, 2016, approximately 19.2 million restricted AXA ordinary shares and AB Holding unit awards remain unvested. At December 31, 2016, approximately $39 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of
   2.6 years.

   The following table summarizes restricted AXA ordinary share activity for 2016. In addition, approximately 84,611 RSUs were granted during 2016 with graded vesting over a 4-year service period.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
Unvested as of January 1, 2016...............     34,010 $    18.43
Granted......................................     13,909 $    22.63
Vested.......................................     11,613 $    23.81
                                              ---------- ----------
Unvested as of December 31, 2016.............     36,306 $    24.46
                                              ========== ==========

   Unrestricted Awards

   Under the Equity Plan for Directors, AXA Financial provides a stock retainer to non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable). Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction.

   AXA Shareplan

   2016 AXA SHAREPLAN. In 2016, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA ordinary shares, subject to plan limits, under the terms of AXA Shareplan 2016. Eligible employees could have reserved a share purchase during the reservation period from August 29, 2016 through September 9, 2016 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 17, 2016 through October 19, 2016. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 13, 2016 to the discounted formula subscription price in Euros. Investment Option A permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of 15.53 euros/per share. Investment Option B permitted participants to purchase AXA ordinary shares at an 8.63% formula discounted price of 17.73 euros/per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2016, which is July 1, 2021. All subscriptions became binding and irrevocable on October 19, 2016.

   The Company recognized compensation expense of $14 million, $16 million and $10 million in 2016, 2015 and 2014 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2016, 2015 and 2014 primarily invested under Investment Option B for the purchase of approximately $6 million, $5 million and $5 million AXA ordinary shares, respectively.

   AXA Miles Program 2012

   On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. On March 16, 2016, AXA ordinary share distributions totaling approximately $4 million were made to active and former AXA Equitable employees in settlement of approximately 0.2 million AXA Miles earned under the terms of the AXA Miles Program 2012.

   AB Long-term Incentive Compensation Plans

   AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect, wholly-owned subsidiary of AXA Equitable, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AB implemented changes to AB's employee long-term incentive compensation award. AB amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, the Company's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AB engages in open-market purchases of AB Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2016 and 2015, AB purchased
   10.5 million and 8.5 million Holding units for $237 million and $218 million respectively. These amounts reflect open-market purchases of 7.9 million and
   5.8 million Holding units for $176 million and $151 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   During 2016, AB granted to employees and eligible directors 7.0 million restricted AB Holding unit awards (including 6.1 million granted in December for 2016 year-end awards). During 2015, AB granted to employees and eligible directors 7.4 million restricted AB Holding awards (including 7.0 million granted in December 2015 for year-end awards).

   During 2016 and 2015, AB Holding issued 0.4 million and 0.5 million Holding units, respectively, upon exercise of options to buy AB Holding units. AB Holding used the proceeds of $6 million and $9 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued Holding units.

   Effective July 1, 2013, management of AB and AB Holding retired all unallocated Holding units in AB's consolidated rabbi trust. To retire such units, AB delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AB units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AB's and AB Holding's units outstanding decreased by approximately
   13.1 million units. AB and AB Holding intend to retire additional units as AB purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AB units, as was done in December 2013.

   The cost of the 2016 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AB 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and eligible directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued Holding units. As of December 31, 2016, 0.4 million options to buy Holding units had been granted and 51.9 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 7.7 million Holding units were available for grant as of December 31, 2016.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of income (loss) follows:

                                                 2016      2015       2014
                                              ----------  ------  -----------
                                                       (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $     (274) $  (19) $      (552)
  Deferred (expense) benefit.................        442      42         (488)
                                              ----------  ------  -----------
Total........................................ $      168  $   23  $    (1,040)
                                              ==========  ======  ===========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the income before income taxes and noncontrolling interest by the expected Federal income tax rate of 35.0%. The sources of the difference and their tax effects are as follows:

                                                 2016       2015       2014
                                              ----------  -------  -----------
                                                        (IN MILLIONS)

Expected income tax (expense) benefit........ $     (135) $  (362) $    (1,478)
Noncontrolling interest......................        162      119          114
Separate Accounts investment activity........        160      181          116
Non-taxable investment income (loss).........         15        8           12
Tax audit interest...........................        (22)       1           (6)
State income taxes...........................         (8)       1           (4)
AB Federal and foreign taxes.................         (4)      --            2
Tax settlement...............................         --       77          212
Other........................................         --       (2)          (8)
                                              ----------  -------  -----------
Income tax (expense) benefit................. $      168  $    23  $    (1,040)
                                              ==========  =======  ===========

   In second quarter 2015, the Company recognized a tax benefit of $77 million related to settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns.

   In second quarter 2014, the Company recognized a tax benefit of $212 million related to settlement of the IRS audit for tax years 2006 and 2007.

   In February 2014, the IRS released Revenue Ruling 2014-7, eliminating the IRS' previous guidance related to the methodology to be followed in calculating the Separate Account dividends received deduction ("DRD"). However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues previously raised related to the calculation of the DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   As of December 31, 2016 and 2015, the Company had a current tax liability of $235 million and $575 million respectively.

   The components of the net deferred income taxes are as follows:

                                                DECEMBER 31, 2016     December 31, 2015
                                              --------------------- ---------------------
                                               ASSETS   LIABILITIES  Assets   Liabilities
                                              --------- ----------- --------- -----------
                                                             (IN MILLIONS)

Compensation and related benefits............ $      88   $      -- $      93   $      --
Reserves and reinsurance.....................        --         528        --         449
DAC..........................................        --       1,390        --       1,488
Unrealized investment gains or losses........        --          23        --         134
Investments..................................        --       1,062        --       1,475
Net operating losses and credits.............       394          --       424          --
Other........................................         5          --        --          25
                                              ---------   --------- ---------   ---------
Total........................................ $     487   $   3,003 $     517   $   3,571
                                              =========   ========= =========   =========

   As of December 31, 2016, the Company had $394 million of AMT credits which do not expire.

   The Company does not provide income taxes on the undistributed income of non-U.S. corporate subsidiaries except to the extent that such income are not permanently invested outside the United States. As of December 31, 2016, $195 million of accumulated undistributed income of non-U.S. corporate subsidiaries were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately
   $79 million would need to be provided if such income were remitted.

   At December 31, 2016 and 2015, of the total amount of unrecognized tax benefits $394 million and $344 million, respectively, would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2016 and 2015 were $67 million and $52 million, respectively. For 2016, 2015 and 2014, respectively, there were $15 million, $(25) million and $(43) million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                               2016     2015     2014
                                              ------- -------  -------
                                                    (IN MILLIONS)

Balance at January 1,........................ $   418 $   475  $   592
Additions for tax positions of prior years...      39      44       56
Reductions for tax positions of prior years..      --    (101)    (181)
Additions for tax positions of current year..      --      --        8
                                              ------- -------  -------
Balance at December 31,...................... $   457 $   418  $   475
                                              ======= =======  =======

   During the second quarter of 2015, the Company reached a settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns. In 2015, the IRS commenced their examination of the 2008 and 2009 tax years, with prior years no longer subject to examination. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in Net income (loss). The balances for the past three years follow:

                                                     DECEMBER 31,
                                              --------------------------
                                                2016     2015     2014
                                              -------  -------  --------
                                                     (IN MILLIONS)

Unrealized gains (losses) on investments..... $    40  $   248  $  1,076
Foreign currency translation adjustments.....     (77)     (59)      (34)
Defined benefit pension plans................     (46)     (43)     (811)
                                              -------  -------  --------
Total accumulated other comprehensive income
  (loss).....................................     (83)     146       231
                                              -------  -------  --------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................      86       69        54
                                              -------  -------  --------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $     3  $   215  $    285
                                              =======  =======  ========

   Immediately preceding the Assumption Transaction, the AXA Equitable QP had approximately $1,193 million unrecognized net actuarial losses in AOCI that were transferred to AXA Financial, resulting in an increase in AOCI and a decrease in additional paid in capital of $1,193 million ($772 million net of tax), the net impact to AXA Equitable's consolidated Shareholder's Equity was $0 million.

   The components of OCI for the past three years, net of tax, follow:

                                                2016      2015        2014
                                              -------  ----------  ---------
                                                       (IN MILLIONS)

Foreign currency translation adjustments:
  Foreign currency translation gains
   (losses) arising during the period........ $   (18) $      (25) $     (21)
  (Gains) losses reclassified into net
   income (loss) during the period...........      --          --         --
                                              -------  ----------  ---------
  Foreign currency translation adjustment....     (18)        (25)       (21)
                                              -------  ----------  ---------
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year...........................    (160)     (1,020)     1,043
  (Gains) losses reclassified into net
   income (loss) during the year/(1)/........       2          12         37
                                              -------  ----------  ---------
Net unrealized gains (losses) on investments.    (158)     (1,008)     1,080
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other..................................     (50)        180       (168)
                                              -------  ----------  ---------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $(89), $(454) and
  $498)......................................    (208)       (828)       912
                                              -------  ----------  ---------

                                                  2016      2015      2014
                                                --------  --------  -------
                                                       (IN MILLIONS)
Change in defined benefit plans:
  Net gain (loss) arising during the year...... $     --  $     --  $   (95)
  Prior service cost arising during the year...       --        --       --
   Less: reclassification adjustments to net
     income (loss) for:/(2)/...................
     Amortization of net (gains) losses
       included in net periodic cost...........       (3)       (4)      72
     Amortization of net prior service
       credit included in net periodic cost....       --        --       --
                                                --------  --------  -------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $(2), $(2) and $(12))........................       (3)       (4)     (23)
                                                --------  --------  -------
Total other comprehensive income (loss), net
  of income taxes..............................     (229)     (857)     868
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest......       17        15       29
                                                --------  --------  -------
Other Comprehensive Income (Loss)
  Attributable to AXA Equitable................ $   (212) $   (842) $   897
                                                ========  ========  =======

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(1) million, $(6) million and $(20) million for 2016, 2015 and 2014, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see "Employee Benefit Plans" in Note 12). Reclassification amounts presented net of income tax expense (benefit) of $2 million, $2 million and $12 million for 2016, 2015 and 2014, respectively.

   Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of income (loss). Amounts reclassified from AOCI to net income (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2017 and the four successive years are $218 million, $207 million, $194 million, $168 million, $159 million and $446 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2017 and the four successive years is $32 million, $33 million, $32 million, $16 million, $14 million and $44 million thereafter.

   Obligations under Funding Agreements

   Entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLBNY stock and the pledge of assets as collateral, AXA Equitable has purchased FHLBNY stock of $109 million and pledged collateral with a carrying value of $3,885 million, as of December 31, 2016. AXA Equitable issues short-term funding agreements to the FHLBNY and uses the funds for asset liability and cash management purposes. AXA Equitable issues long term funding agreements to the FHLBNY and uses the funds for spread lending purposes. Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. For other instruments used for asset/liability and cash management purposes, see "Derivative and offsetting assets and liabilities" included in Note 3. The table below summarizes AXA Equitable's activity of funding agreements with the FHLBNY.

                                               Outstanding
                                              balance at end      Maturity of        Issued during Repaid during
                                                 of year       Outstanding balance     the Year      the year
                                              --------------- ---------------------- ------------- -------------
December 31, 2016:                                                      (In Millions)
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $       6,000
Long-term FHLBNY funding agreements.......... $            58 less than 4 years      $          58 $          --
                                              $           862 Less than 5 years      $         862 $          --
                                              $           818 great than five years  $         818 $          --
                                              ---------------                        ------------- -------------
Total long term funding agreements........... $         1,738                        $       1,738 $          --
                                              ---------------                        ------------- -------------
Total FHLBNY funding agreements at
  December 31, 2016.......................... $         2,238                        $       7,738 $       6,000
                                              ===============                        ============= =============
December 31, 2015:
Short-term FHLBNY funding agreements......... $           500 less than one month    $       6,000 $       6,000

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2016, 2015 and 2014, respectively, AXA Equitable recorded $21 million, $3 million and $42 million pre-tax charges related to severance and lease costs. The amounts recorded in 2014 included pre-tax charges of $25 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                   DECEMBER 31,
                                              ---------------------
                                                2016    2015   2014
                                              -------  -----  -----
                                                  (IN MILLIONS)

Balance, beginning of year................... $    89  $ 113  $ 122
Additions....................................      35     10     21
Cash payments................................     (18)   (32)   (24)
Other reductions.............................      --     (2)    (6)
                                              -------  -----  -----
Balance, End of Year......................... $   106  $  89  $ 113
                                              =======  =====  =====

   In an effort to further reduce its global real estate footprint, AB completed a comprehensive review of its worldwide office locations and began implementing a global space consolidation plan in 2012. This resulted in the sublease of office space primarily in New York as well as offices in England, Australia and various U.S. locations. In 2016, AB recorded new real estate charges of $18 million, resulting from new charges of $23 million relating to the further consolidation of office space at AB's New York offices, offset by changes in estimates related to previously recorded real estate charges of $5 million, which reflects the shortening of the lease term of AB's corporate headquarters from 2029 to 2024. Real estate charges are recorded in Other operating costs and expenses in the Company's consolidated statements of income (loss).

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2016, these arrangements include commitments by the Company to provide equity financing of $697 million (including $249 million with affiliates) to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2016. The Company had $883 million of commitments under existing mortgage loan agreements at December 31, 2016.

   AB maintains a guarantee in connection with the AB Credit Facility. If SCB LLC is unable to meet its obligations, AB will pay the obligations when due or on demand. In addition, AB maintains guarantees totaling $425 million for the four of SCB LLC's four uncommitted lines of credit.

   AB maintains a guarantee with a commercial bank, under which it guarantees the obligations in the ordinary course of business of SCB LLC, Sanford C. Bernstein Limited ("SCBL") and AllianceBernstein Holdings (Cayman) Ltd. ("AB Cayman"). AB also maintains three additional guarantees with other commercial banks under which it guarantees approximately $366 million of obligations for SCBL. In the event that SCB LLC, SCBL or AB Cayman is unable to meet its obligations, AB will pay the obligations when due or on demand.

   During 2009, AB entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2016 AB had funded $34 million of this commitment.

   During 2010, as general partner of the AB U.S. Real Estate L.P. (the "Real Estate Fund"), AB committed to invest $25 million in the Real Estate
   Fund. As of December 31, 2016, AB had funded $21 million of this commitment.

   During 2012, AB entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2016, AB had funded $6 million of this commitment.

   AB has not been required to perform under any of the above agreements and currently have no liability in connection with these agreements.

17)LITIGATION

   INSURANCE LITIGATION

   In July 2011, a derivative action was filed in the United States District Court of the District of New Jersey entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("Sivolella Litigation") and a substantially similar action was filed in January 2013 entitled Sanford ET AL. v. AX Equitable FMG ("Sanford Litigation"). These lawsuits were filed on behalf of a total of twelve mutual funds and, among other things, seek recovery under (i) Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") for investment management services and administrative services and (ii) a variety of other theories including unjust enrichment. The Sivolella Litigation and the Sanford Litigation were consolidated and a 25-day trial commenced in January 2016 and concluded in February 2016. In August 2016, the Court issued its decision in favor of AXA Equitable and AXA Equitable FMG, finding that the Plaintiffs had failed to meet their burden to demonstrate that AXA Equitable and AXA Equitable FMG breached their fiduciary duty in violation of
   Section 36(b) of the Investment Company Act or show any actual damages. In September 2016, the Plaintiffs filed a motion to amend the District Court's trial opinion and to amend or make new findings of fact and/or conclusions of law. In December 2016, the Court issued an order denying the motion to amend and Plaintiffs filed a notice to appeal the District Court's decision to the U.S. Court of Appeals for the Third Circuit.

   In April 2014, a lawsuit was filed in the United States District Court for the Southern District of New York, now entitled Ross v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, between 2011 and March 11, 2014, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statements or elsewhere that the collateral for certain reinsurance transactions with affiliated reinsurance companies was supported by parental guarantees, an omission that allegedly caused AXA Equitable to misrepresent its "financial condition" and "legal reserve system." The lawsuit seeks recovery under
   Section 4226 of the New York Insurance Law of all premiums paid by the class for the Policies during the relevant period. In July 2015, the Court granted AXA Equitable's motion to dismiss for lack of subject matter jurisdiction. In April 2015, a second action in the United States District Court for the Southern District of New York was filed on behalf of a putative class of variable annuity holders with "Guaranteed Benefits Insurance Riders," entitled Calvin W. Yarbrough, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. The new action covers the same class period, makes substantially the same allegations, and seeks the same relief as the Ross action. In October 2015, the Court, on its own, dismissed the Yarbrough litigation on similar grounds as the Ross litigation. In December 2015, the Second Circuit denied the plaintiffs motion to consolidate their appeals but ordered that the appeals be heard together before a single panel of judges. In February 2017, the Second Circuit affirmed the decisions of the district court in favor of AXA Equitable.

   In November 2014, a lawsuit was filed in the Superior Court of New Jersey, Camden County entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all AXA Equitable variable life insurance policyholders who allocated funds from their policy accounts to investments in AXA Equitable's separate accounts, which were subsequently subjected to volatility-management strategy, and who suffered injury as a result thereof. The action asserts that AXA Equitable breached its variable life insurance contracts by implementing the volatility management strategy. In February 2016, the Court dismissed the complaint. In March 2016, the Plaintiff filed a notice of appeal. In August 2015, another lawsuit was filed in Connecticut Superior Court, Judicial Division of New Haven entitled Richard T. O'Donnell, on behalf of himself and all other similarly situated
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action on behalf of all persons who purchased variable annuities from AXA Equitable which subsequently became subject to the volatility management strategy and who suffered injury as a result thereof. Plaintiff asserts a claim for breach of contract alleging that AXA Equitable implemented the volatility management strategy in violation of applicable law. In November 2015, the Connecticut Federal District Court transferred this action to the United States District Court for the Southern District of New York.

   In February 2016, a lawsuit was filed in the United States District Court for the Southern District of New York entitled Brach Family Foundation, Inc.
   v. AXA Equitable Life Insurance Company. This lawsuit is a putative class action brought on behalf of all owners of UL policies subject to AXA Equitable's cost of insurance ("COI") increase. In early 2016, AXA Equitable raised COI rates for certain UL policies issued between 2004 and 2007, which had both issue ages 70 and above and a current face value amount of $1 million and above. The current complaint alleges a claim for breach of contract and a claim that the AXA Equitable made misrepresentations in violation of Section 4226 of the New York Insurance Law ("Section 4226"). Plaintiff seeks (a) with respect to its breach of contract claim, compensatory damages, costs, and, pre- and post-judgment interest, and
   (b) with respect to its claim concerning Section 4226, a penalty in the amount of premiums paid by the Plaintiff and the putative class. AXA Equitable's response to the complaint was filed in February 2017. Additionally, a separate putative class action and five individual actions challenging the COI increase have been filed against AXA Equitable.

   ALLIANCEBERNSTEIN LITIGATION

   During the first quarter of 2012, AB received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Electronics UK Limited ("Philips"), a former pension fund client, alleging that AB Limited (one of AB's subsidiaries organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to the initial investment in, and management of, a (Pounds)500 million portfolio of U.S. mortgage-backed securities. Philips has alleged damages ranging between $177 million and $234 million, plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form ("Claim") in the High Court of Justice in London, England, which formally commenced litigation with respect to the allegations in the Letter of Claim. By agreement dated November 26, 2016, the terms of which are confidential, this matter was settled. AB's contribution to the settlement amount was paid by AB's relevant insurance carriers.

           ---------------------------------------------------------

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

   In addition to the matters described above, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. In addition, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against businesses in the jurisdictions in which AXA Equitable and its subsidiaries do business, including actions and proceedings related to alleged discrimination, alleged breaches of fiduciary duties in connection with qualified pension plans and other general business-related matters. Some of the matters have resulted in the award of substantial fines and judgments, including material amounts of punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York Insurance law, a domestic life insurer may not, without prior approval of the NYDFS, pay a dividend to its shareholders exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than approximately $1,185 million during 2017. Payment of dividends exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the NYDFS who then has 30 days to disapprove the distribution. For 2016, 2015 and 2014, respectively, AXA Equitable's statutory net income (loss) totaled $679 million, $2,038 million and $1,664 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,278 million and $5,895 million at December 31, 2016 and 2015, respectively. In 2016, AXA Equitable paid $1,050 million in shareholder dividends. In 2015, AXA Equitable paid $767 million in shareholder dividends and transferred approximately 10.0 million in Units of AB (fair value of $245 million) in the form of a dividend to AEFS. In 2014, AXA Equitable paid $382 million in shareholder dividends.

   At December 31, 2016, AXA Equitable, in accordance with various government and state regulations, had $57 million of securities on deposit with such government or state agencies.

   In 2015, AXA Equitable repaid $200 million of third party surplus notes at maturity. In 2014, AXA Equitable, with the approval of the NYDFS, repaid at par value plus accrued interest of $825 million of outstanding surplus notes to AXA Financial.

   At December 31, 2016 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2016. The NYDFS is completing its periodic statutory examinations of the books, records and accounts of AXA Equitable for the years 2011 through 2015, but has not yet issued its final report.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting

   Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies;
   (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured;
   (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and income (loss) from operations before income taxes to total revenues and income (loss) as reported on the consolidated statements of income (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2016        2015          2014
                                              ----------  ----------  -------------
                                                          (IN MILLIONS)
SEGMENT REVENUES:
Insurance/(1)/............................... $    6,158  $    6,026  $      10,650
Investment Management/(2)/...................      3,029       3,025          3,011
Consolidation/elimination....................        (27)        (28)           (27)
                                              ----------  ----------  -------------
Total Revenues............................... $    9,160  $    9,023  $      13,634
                                              ==========  ==========  =============

  /(1)/Includes investment expenses charged by AB of approximately $50 million, $45 million and $40 million for 2016, 2015 and 2014, respectively, for services provided to the Company.
  /(2)/Intersegment investment advisory and other fees of approximately
       $77 million, $73 million and $67 million for 2016, 2015 and 2014, respectively, are included in total revenues of the Investment Management segment.

                                                 2016       2015        2014
                                              ---------  ----------  ----------
                                                        (IN MILLIONS)
SEGMENT INCOME (LOSS) FROM OPERATIONS,
BEFORE INCOME TAXES:
Insurance.................................... $    (320) $      425  $    3,624
Investment Management/(1)/...................       706         618         603
Consolidation/elimination....................        (1)         (1)         --
                                              ---------  ----------  ----------
Total Income (Loss) from Operations, before
  Income Taxes............................... $     385  $    1,042  $    4,227
                                              =========  ==========  ==========

  /(1)/Net of interest expenses incurred on securities borrowed.

                                                   DECEMBER 31,
                                              ----------------------
                                                 2016        2015
                                              ----------  ----------
                                                   (IN MILLIONS)
SEGMENT ASSETS:
Insurance.................................... $  191,216  $  183,473
Investment Management/(1)/...................     13,139      11,895
Consolidation/elimination....................         (3)         (7)
                                              ----------  ----------
Total Assets................................. $  204,352  $  195,361
                                              ==========  ==========

  /(1)/In accordance with SEC regulations, the Investment Management segment includes securities with a fair value of $893 million and $460 million which have been segregated in a special reserve bank custody account at December 31, 2016 and 2015, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act. They also include cash held in several special bank accounts for the exclusive benefit of customers. As of December 31, 2016 and December 31, 2015, $53 million and $55 million, respectively, of cash were segregated in these bank accounts.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2016 and 2015 are summarized below:

                                                             THREE MONTHS ENDED
                                              ------------------------------------------------
                                               MARCH 31    JUNE 30   SEPTEMBER 30  DECEMBER 31
                                              ---------- ----------  ------------ ------------
                                                                (IN MILLIONS)
2016
Total Revenues............................... $    3,942 $    3,316   $     2,172 $       (270)
                                              ========== ==========   =========== ============
Total benefits and other deductions.......... $    2,473 $    2,425   $     2,092 $      1,785
                                              ========== ==========   =========== ============
Net income (loss)............................ $    1,081 $      612   $       136 $     (1,276)
                                              ========== ==========   =========== ============

2015
Total Revenues............................... $    3,375 $       36   $     5,628 $        (16)
                                              ========== ==========   =========== ============
Total benefits and other deductions.......... $    2,219 $    2,032   $     2,388 $      1,342
                                              ========== ==========   =========== ============
Net income (loss)............................ $      872 $   (1,184)  $     2,211 $       (834)
                                              ========== ==========   =========== ============

   The impacts of the revisions and change in accounting principle to the quarterly results of operations for 2016 and 2015 are summarized below. For more information on the revision and change in accounting principle see
   Note 2. This information has been corrected from the information previously presented in the Q3 2017 Form 10-Q.

                                                                         AS REVISED   IMPACT OF
                                              AS PREVIOUSLY  IMPACT OF  AND ADJUSTED  ACCOUNTING
                                                REPORTED     REVISIONS     HEREIN       CHANGE     AS REVISED
                                              -------------  ---------  ------------  ----------  -----------
                                                                       (IN MILLIONS)
THREE MONTHS ENDED DECEMBER 31, 2016
Total Revenues...............................  $     (1,942) $      18   $    (1,924) $    1,654  $      (270)
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      1,627  $     220   $     1,847  $      (62) $     1,785
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $     (2,259) $    (132)  $    (2,391) $    1,115  $    (1,276)
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED SEPTEMBER 30, 2016
Total Revenues...............................  $      2,006  $      11   $     2,017  $      155  $     2,172
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,036  $      57   $     2,093  $       (1) $     2,092
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $         22  $      12   $        34  $      102  $       136
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED JUNE 30, 2016
Total Revenues...............................  $      4,157  $      31   $     4,188  $     (872) $     3,316
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,581  $      (4)  $     2,577  $     (152) $     2,425
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $      1,061  $      19   $     1,080  $     (468) $       612
                                               ============  =========   ===========  ==========  ===========
THREE MONTHS ENDED MARCH 31, 2016
Total Revenues...............................  $      4,927  $     151   $     5,078  $   (1,136) $     3,942
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,473  $      99   $     2,572  $      (99) $     2,473
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $      1,720  $      35   $     1,755  $     (674) $     1,081
                                               ============  =========   ===========  ==========  ===========

Three Months Ended December 31, 2015
Total Revenues...............................  $        208  $     125   $       333  $     (349) $       (16)
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      1,274  $     204   $     1,478  $     (136) $     1,342
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $       (640) $     (57)  $      (697) $     (137) $      (834)
                                               ============  =========   ===========  ==========  ===========
Three Months Ended September 30, 2015
Total Revenues...............................  $      5,877  $       1   $     5,878  $     (250) $     5,628
                                               ============  =========   ===========  ==========  ===========
Total benefits and other deductions..........  $      2,538  $     (59)  $     2,479  $      (91) $     2,388
                                               ============  =========   ===========  ==========  ===========
Net income (loss)............................  $      2,275  $      40   $     2,315  $     (104) $     2,211
                                               ============  =========   ===========  ==========  ===========

                                                                         As Revised    Impact of
                                              As Previously  Impact of  and Adjusted   Accounting
                                                Reported     Revisions     Herein        Change      As Revised
                                              -------------  ---------  ------------  ------------  ------------
                                                                         (In Millions)
Three Months Ended June 30, 2015
Total Revenues...............................  $        273  $       8  $        281  $       (245) $         36
                                               ============  =========  ============  ============  ============
Total benefits and other deductions..........  $      2,026  $      94  $      2,120  $        (88) $      2,032
                                               ============  =========  ============  ============  ============
Net income (loss)............................  $     (1,025) $     (57) $     (1,082) $       (102) $     (1,184)
                                               ============  =========  ============  ============  ============
Three Months Ended March 31, 2015
Total Revenues...............................  $      3,475  $      23  $      3,498  $       (123) $      3,375
                                               ============  =========  ============  ============  ============
Total benefits and other deductions..........  $      2,345  $     (89) $      2,256  $        (37) $      2,219
                                               ============  =========  ============  ============  ============
Net income (loss)............................  $        854  $      74  $        928  $        (56) $        872
                                               ============  =========  ============  ============  ============

21)EVENTS SUBSEQUENT TO ORIGINAL ISSUANCE OF FINANCIAL STATEMENTS (UNAUDITED)

   At the end of the third quarter of 2017, changes to the Company's organization structure were internally announced by the Company's management. Implementation of these changes commenced in the beginning of the fourth quarter of 2017, and, as a result, we are in the process of reassessing our reportable segments. The reportable segment changes will be based on management's organization and view of the Company's business when making operating decisions and assessing performance. The purpose of the internal changes is to flatten the organization structure, reduce our costs and accelerate decision-making processes. These internal reporting changes, including changes to our reportable segments, will occur during the rest of the fourth quarter of 2017. The Company will begin reporting new reportable segments in the 2017 annual financial statements on Form 10-K and all prior periods reported will reflect the reportable segment changes.

   On May 10, 2017, AXA announced its intention to pursue the sale of a minority stake in our indirect parent, AXA Equitable Holdings, Inc. ("Equitable Holdings"), through a proposed initial public offering ("IPO") in the first half of 2018. On November 13, 2017, Equitable Holdings filed a Form S-1 registration statement with the Securities and Exchange Commission (the "SEC"). The completion of the proposed IPO will depend on, among other things, the SEC filing and review process and customary regulatory approvals, as well as market conditions. There can be no assurance that the proposed IPO will occur on the anticipated timeline or at all.

   In 2017, the Company recognized a tax benefit of $221 million related to the conclusion of an IRS audit for tax years 2008 and 2009.

                                    PART C

                               OTHER INFORMATION

Item 29. Financial Statements and Exhibits

         (a) Financial Statements included in Part B for both the Members Retirement Program contract and Retirement Investment Account contract, respectively:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 are included in each of the above contract's Statement of Additional Information, respectively.

         (b)    Exhibits.

                The following Exhibits correspond to those required by paragraph (b) of Item 29 as to exhibits in Form N-3:

                1.   (a)      Resolutions of the Board of Directors of The
                              Equitable Life Assurance Society of the United
                              States ("Equitable") authorizing the
                              establishment of Separate Account Nos. 3, 4 and
                              10 and additional similar separate accounts, incorporated by reference to Registration
                              No. 2-91983 on Form N-3 of Registrant, filed
                              April 14, 1986.

                     (b) Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of Equitable's Separate Account Nos. 4, 30, and 191, incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement 33-46995, filed July 22, 1992.

                     (c) Resolutions of the Board of Directors of the Equitable authorizing the establishment of Equitable's Separate Account 200, dated September 5, 1995, incorporated by reference to
                              Exhibit 1(b) to Registration Statement
                              No. 333-50967, filed February 5, 1999.

                     (d) Action, dated April 6, 1999 regarding the Establishment of Separate Account 206, incorporated herein by reference to Exhibit 1(c) to Registration Statement No. 333-77117 on
                              Form N-4, filed October 25, 1999.

                2.   Not Applicable.

                3.   Not Applicable.

                4.   (a)      Amended and Restated Participation Agreement
                              among EQ Advisors Trust, AXA Equitable Life
                              Insurance Company ("AXA Equitable"), AXA
                              Distributors, LLC and AXA Advisors dated
                              July 15,2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ
                              Advisor's Trust Registration Statement on
                              Form N-1A (File No. 333-17217 and 811-07953),
                              filed on February 7,2003.

                     (a)(i) Amendment No. 1, dated May 2,2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to
                              Post-Effective Amendment No. 28 To the EQ
                              Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10,2004.

                     (a)(ii) Amendment No. 2, dated July 9,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated
                              July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15,2004.

                     (a)(iii) Amendment No. 3, dated October 1,2004, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated
                              July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                     (a)(iv) Amendment No. 4, dated May 1,2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7,2005.

                     (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment among EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5.2006.

                     (a)(vi) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated
                              July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

                     (a)(vii) Amendment No. 7, dated May 1, 2007, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated
                              July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

                     (a)(viii)Amendment No. 8, dated January 1, 2008, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated
                              July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                     (a)(ix) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated
                              July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                     (a)(x) Amendment No. 10, dated January 1,2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated
                              July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

                     (a)(xi) Amendment No. 11, dated May 1,2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust AXA Equitable, AXA Distributors, LLC and AXA Advisors dated
                              July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

                     (a)(xii) Amendment No. 12, dated September 29,2009, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated
                              July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

                     (a)(xiii)Amendment No. 13, dated August 16, 2010, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated
                              July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                     (a)(xiv) Amendment No. 14, dated December 35,2010, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated
                              July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                     (a)(xv) Amendment No. 15, dated June 7,2011, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated
                              July 15,2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

                     (a)(xvi) Amendment No. 16, dated April 30, 2012, to the
                              Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15,2002 incorporated herein by reference to
                              Post-Effective Amendment No. 96 to the EQ
                              Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2012.

                     (a)(b)(i)Second Amended and Restated Participation
                              Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

                    (a)(b)(ii)Amendment No. 1 dated as of June 4, 2013 to the
                              Second Amended and Restated Participation
                              Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

                   (a)(b)(iii)Amendment No. 2 dated as of October 21, 2013 to the Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

                    (a)(b)(iv)Amendment No. 3, dated as of April 4, 2014
                              ("Amendment No. 3"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

                     (a)(b)(v)Amendment No. 4, dated as of June 1, 2014
                              ("Amendment No. 4"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

                    (a)(b)(vi)Amendment No. 5, dated as of July 16, 2014
                              ("Amendment No. 5"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

                   (a)(b)(vii)Amendment No. 6, dated as of April 30, 2015
                              ("Amendment No. 6"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 17, 2015.

                  (a)(b)(viii)Amendment No. 7, dated as of December 21, 2015
                              ("Amendment No. 7"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No.
                              333-17217) filed on February 11, 2016.

                    (a)(b)(ix)Amendment No. 8, dated as of December 9, 2016
                              ("Amendment No. 8"), to the Second Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to EQ Advisors Trust Registration Statement on Form 485 (a) (File No. 333-17217) filed on January 31, 2017.

                     (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10,2001.

                     (b)(i) Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25,2004.

                     (b)(ii) Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1,2006.

                     (b)(iii) Amendment No. 3, dated (double left angle quote)
                              of May 25,2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5,2008.

                     (b)(iv) Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

                     (b)(v) Amendment No. 1 dated as of October 21, 2013, to the Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

                     (b)(vi) Amendment No. 2, dated as of April 18, 2014 ("Amendment No. 2") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

                     (b)(vii) Amendment No. 3, dated as of July 8, 2014
                              ("Amendment No. 3") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

                     (b)(viii)Amendment No. 4, dated as of December 10, 2014
                              ("Amendment No. 4"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

                     (b)(ix) Amendment No. 5, dated as of September 26, 2015 ("Amendment No. 5"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties") incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form 485 (b) (File No. 333-70754) filed on April 26, 2016.

                5.   (a)      Sales Agreement, dated as of January 1, 1996, by
                              and among Equico Securities, Inc., Equitable, and
                              Separate Account A, Separate Account No. 301 and
                              Separate Account No. 51, incorporated by reference to Exhibit No. 4(d) to Registration
                              Statement (File No. 33-76028), filed on April 29,
                              1996.

                     (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated by reference to Exhibit No. 3(d) to Registration Statement (File No. 33-58950), filed on April 19, 2001.

                     (c) Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, incorporated by reference to Exhibit No. 3(e) to Registration File No. 33-58950, filed on April 19, 2001.

                     (d) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement (File No. 2-30070) on April 19, 2004.

                     (d)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4
                              (File No. 333-05593) on April 24, 2012.

                     (d)(ii) Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4
                              (File No. 333-05593) on April 24, 2012.

                     (d)(iii) Third Amendment dated as of July 19, 2004 to
                              General Agent Sales Agreement dated as of
                              January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on
                              August 11, 2005.

                     (d)(iv) Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of
                              January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on
                              August 11, 2005.

                     (d)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of
                              January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                     (d)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                              January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                     (d)(vii) Seventh Amendment dated as of February 15, 2008,
                              to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

                     (d)(viii)Eighth Amendment dated as of November 1, 2008, to
                              General Agent Sales Agreement dated as of
                              January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

                     (d)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

                     (d)(x) Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

                     (d)(xi) Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

                     (d)(xii) Twelfth Amendment dated as of November 1, 2013,
                              to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-178750) filed on October 16, 2014.

                     (d)(xiii)Thirteenth Amendment dated as of October 1, 2014
                              to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4 (File
                              No. 333-202147), filed on September 9, 2015.

                     (d)(xiv) Fourteenth Amendment dated as of August 1, 2015
                              to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

                     (d)(xv) Sixteenth Amendment dated May 1, 2016 to the General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company, (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 18, 2017.

                     The following Exhibits relate to the Retirement Investment
                     Account:

                6.   (a)(1) Group Annuity Contract AC 5000 - 83T (No. 15,740)
                            between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (a)(2) Riders 1, 2, 3, 4, 5, 6 and 7 to Group Annuity
                            Contract AC 5000 - 83T (No. 15,740) between
                            Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, as executed, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 28, 1988.

                     (a)(3) Form of Rider 8 to Group Annuity Contract AC 5000 -
                            83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                     (a)(4) Form of Rider 9 to Group Annuity Contract AC 5000 -
                            83T between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(a)4 to Registration Statement No. 33-76028 filed on
                            March 3, 1994.

                     (b)(1) Group Annuity Contract AC 5000 - 83E (No. 15,739)
                            between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (b)(2) Riders l, 2, 3, 4, 5, 6 and 7 to Group Annuity
                            Contract AC 5000 - 83E (No. 15,739) between
                            Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, as executed, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (b)(3) Form of Rider 8 to Group Annuity Contract AC 5000 -
                            83E (No. 15,739) between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                     (b)(4) Form of Rider 9 to Group Annuity Contract AC 5000 -
                            83E between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(b)4 to Registration Statement No. 33-76028 filed on
                            March 3, 1994.

                     (c)(1) Retirement Investment Account Master Retirement
                            Trust effective as of January 1,

                            1979, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (c)(2) Amendment to the Retirement Investment Account
                            Master Retirement Trust effective July 1, 1984, incorporated by reference to Registration
                            No. 2-91983 on Form N-3 of Registrant filed
                            April 14, 1986.

                     (c)(3) Revised Retirement Investment Account Master
                            Retirement Trust effective as of March 1, 1990, incorporated by reference to Registration
                            No. 2-91983 on Form N-3 of Registrant filed
                            April 27, 1990.

                     (c)(4) Form of Restated Retirement Investment Account
                            Master Retirement Trust as submitted to the Internal Revenue Service, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                     The following Exhibits relate to the Members Retirement
                     Program:

                     (d) Exhibit 6(e) (Copy of Group Annuity Contract AC 6059, effective August 30, 1984, among the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration
                            No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                     (e) Exhibit 6(f) (Form of Rider No. 1 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration
                            No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                     (f) Exhibit 6(g) (Form of Rider No. 2 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration
                            No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                     (g) Form of Rider No. 3 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (h) Form of Rider No. 4 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration
                            No. 33-46995 on Form N-3 of Registrant, filed
                            March 2, 1993.

                     (i) Form of Rider No. 5 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement
                            No. 33-91588 on Form N-3 of Registrant,
                            incorporated by reference to Post-Effective
                            Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed
                            April 27, 2006.

                     (j) Form of Rider No. 6 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed
                            April 27, 2006.

                     (k) Form of Rider No. 7 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed
                            April 27, 2006.

                     (l) Form of Rider No. 8 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on Form N-3 of Registrant, filed
                            April 27, 2006.

                     (l)(a) Membership Retirement Program GIO Rider (Form No.
                            APC 10-36-15 AC 6059 Rider 12), incorporated herein by reference to the Registration Statement (File No. 333-142459) filed on April 21, 2016.

                     The following Exhibits relate to the American Dental Association Program:

                     (m) Exhibit 6(a)(2) (Group Annuity Contract AC 2100, as amended and restated effective February 1, 1991 on contract Form No. APC 1,000-91, among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States), incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement 33-40162 on Form N-3 of Registrant, filed December 20, 1991.

                     (n) Rider No.1 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (o) Form of Rider No. 2 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (p) Rider No. 3 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75614 on Form N-3 of Registrant, filed April 29, 1994.

                     (q) Form of Rider No. 4 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration No. 33-75614 on Form N-3 of Registrant, filed April 29, 1994.

                     (r) Form of Rider No. 5 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No.1 to Registration Statement No. 33-75616 on Form N-4 of Registrant, filed February 27, 1995.

                     (s) Form of Rider No. 6 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed September 29, 1995.

                     (t) Form of Rider No. 7 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Pre-Effective Amendment No.1 to Registration Statement No. 33-63113 on Form N-4 of Registrant, filed November 21, 1995.

                     (u) Form of Rider No. 8 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No.1 to Registration Statement No. 33-91648 on Form N-3 of Registrant, filed April 30, 1996.

                     (v) Form of Rider No. 9 to Group Annuity Contract 2100 among the Trustees of the American Dental Association Members Retirement Trust, the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-91648 on Form N-3 of Registrant, filed April 24, 1997.

                     (w) Form of Rider No. 10 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124408 on Form N-3 of Registrant, filed
                            April 27, 2006.

                     (x) Form of Rider No. 11 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124408 on Form N-3 of Registrant, filed
                            April 27, 2006.

                     (y) Form of Rider No. 12 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124408 on Form N-3 of Registrant, filed
                            April 27, 2006.

                     (z) Form of Rider No. 13 to Group Annuity Contract AC 2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124408 on Form N-3 of Registrant, filed
                            April 27, 2006.

                     (a)(a) Form of Rider No. 14 to Group Annuity Contract AC
                            2100 among the Trustees of the American Dental Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124408 on Form N-3 of Registrant, filed
                            April 27, 2006.

                     (b)(b) Form of Rider 15 to Group Annuity Contract AC 2100
                            among the Trustees of the American Dental
                            Association Members Retirement Trust, and of the American Dental Association Members Pooled Trust for Retirement Plans and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124408 on Form N-3 of Registrant, filed
                            April 27, 2006.

                     The following exhibits relate to the Retirement Investment
                     Account:

                7.   (a)    Retirement Investment Account Enrollment Forms -
                            Including Participation and Enrollment Agreements, incorporated by reference to Registration
                            No. 2-91983 on Form N-3 of Registrant filed
                            April 14, 1986.

                     (b)(1) Supplementary Agreement to Master Retirement Trust
                            Participation Agreement, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                     (b)(2) Supplementary Agreement B to Master Retirement
                            Trust Participation Agreement (RIA Loans), incorporated by reference to Registration
                            No. 2-91983 on Form N-3 of Registrant filed
                            April 28, 1988.

                     (b)(3) Form of Supplementary Agreement A to Master
                            Retirement Trust Participation Agreement (RIA Partial Funding), as amended, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 30, 1991.

                     (b)(4) Form of Supplementary Agreement to Master
                            Retirement Trust Participation Agreement (The Bond Account), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                     (c) Basic Installation Information Form, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                     (d) RIA Installation Agreement, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                     The following Exhibits relate to the Members Retirement
                     Program:

                     (e) Exhibit 7(k) (Form of Participation Agreement for the standardized profit-sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                     (f) Exhibit 7(l) (Form of Participation Agreement for the non-standardized Profit-Sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                     (g) Exhibit 7(m) (Form of Participation Agreement for the standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed
                            April 16, 1986.

                     (h) Exhibit 7(n) (Form of Participation Agreement for the non-standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed
                            April 16, 1986.

                     (i) Exhibit 7(r) (Copy of Attachment to Profit Sharing Participation Agreement under the Association Members Retirement Plan of the Equitable Life Assurance Society of the United States), incorporated by reference to Registration
                            No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                     (j) Exhibit 7(0)(2) (Form of Participant Enrollment Form under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 2 in Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 21, 1987.

                     (k) Exhibit 7(t) (Form of Standardized Participation Agreement under the Association Members Defined Benefit Pension Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                     (l) Exhibit 7(ee) (Form of Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                            1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (m) Exhibit 7(ff) (Form of Non-Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (n) Exhibit 7(gg) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (o) Exhibit 7(hh) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                            1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (p) Exhibit 7 (ii) (Form of Simplified Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18,
                            1989), incorporated by reference to

                              Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (q) Exhibit 7(jj) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (r) Exhibit 7(kk) (Form of Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (s) Exhibit 7(11) (Form of Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (t) Exhibit 7 (mm) (Form of Non-Standardized (and nonintegrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to PostEffective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (u) Exhibit 7(nn) (Form of Non-Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (v) Form of First Amendment to the Members Retirement Plan of The Equitable Life Assurance Society of the United States Participation Agreement, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (w) Membership Retirement Program Enrollment Form is incorporated by Reference to Exhibit 7.(w) to Post-Effective Amendment No.2 to Registration Statement No. 333-142459 on Form N-3 filed on April 24, 2008.

                8.   (a)      Restated Charter of AXA Equitable, as amended
                              August 31, 2010, incorporated herein by reference to Registration Statement on Form N-4 (File
                              No. 333-05593) on April 24, 2012.

                     (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

                9.   Not Applicable.

                10.  Not Applicable.

                11.  (a)    Exhibit 11(e)(2) (Form of Association Members
                            Retirement Plan, as filed with the Internal Revenue
                            Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to
                            Registration No. 33-21417 on Form N-3 of
                            Registrant, filed April 26, 1989.

                     (b) Exhibit 11(j)(2) (Form of Association Members Retirement Trust, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                     (c) Exhibit 11(k) (Copy of the Association Members Pooled Trust for Retirement Plans, as submitted to the Internal Revenue Service on March 3, 1987), incorporated by reference to Post-Effective Amendment No. 2 to Registration on Form S-1 of Registrant, filed April 21, 1987.

                     (d) Exhibit 11(o) (Form of Association Members Defined Benefit Pension Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 3321417 on Form N-3 of Registrant, filed April 26, 1989.

                     (e) Form of First Amendment to the Pooled Trust for Association Members Retirement Plans of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (f) Form of First Amendment to the Association Members Retirement Plan of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration
                            No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                     (g) Form of Basic Plan Document (No. 1) for Volume Submitter plan as filed with the Internal Revenue Service in November 2003, incorporated by reference to Exhibit No. 7(m) to the Registration Statement on Form N-3 covering Separate Account 4, filed on April 27, 2004.

                     (h) Membership Retirement Program Form of IRS Pre-Approved Defined Contribution Prototype Plan and Trust Basic Plan Document [DC-BPD #03] as filed with the Internal Revenue Service in April 2012, is incorporated herein by reference to the Registration Statement (File No. 333-142459) filed on April 21, 2016.

                12. Opinion of Shane Daly, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

                13.  (a)    Consent of PricewaterhouseCoopers LLP, filed
                            herewith.

                     (b)    Powers of Attorney, filed herewith.

Item 30. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS               AXA EQUITABLE
------------------             --------------------------
DIRECTORS

Thomas Buberl                  Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh           Director
1670 Stephens Drive
Wayne, PA 19087

Daniel G. Kaye                 Director
767 Quail Run
Inverness, IL 60067

Kristi A. Matus                Director
380 Beacon Street, #2
Boston, MA 02116

Ramon de Oliveira              Director
Investment Audit Practice, LLC
580 Park Avenue
New York, NY 10065

Bertram L. Scott               Director
Novant Health, Inc.
108 Providence Road
Charlotte, NC 28207

George Stansfield              Director
AXA
25, Avenue, Matignon
75008 Paris, France

Richard C. Vaughan             Director
764 Lynnmore Lane
Naples, FL 34108-7522

Charles G.T. Stonehill         Director
Founding Partner
Green & Blue Advisors
285 Central Park West
New York, New York 10024

OFFICER-DIRECTOR

*Mark Pearson                  Chairman of the Board,
                               Chief Executive Officer, Director and President

OTHER OFFICERS

*Dave S. Hattem                Senior Executive Director and General Counsel

*Heinz-Juergen Schwering       Managing Director and Chief Risk Officer

*Anders B. Malmstrom           Senior Executive Director and Chief Financial
                               Officer

*Marine de Boucaud             Senior Executive Director and Chief Human
                               Resources Officer

*Joshua E. Braverman           Senior Executive Director and Treasurer

*Kermitt J. Brooks             Managing Director and Deputy General Counsel

*Michael B. Healy              Senior Executive Director and Chief Information
                               Officer

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*Brian Winikoff                Senior Executive Director and Head of U.S. Life,
                               Retirement and Wealth Management

*Adrienne Johnson              Senior Executive Director and Chief
                               Transformation Officer

*Kevin Molloy                  Senior Executive Director

*Keith Floman                  Managing Director and Chief Actuary

*David Kam                     Managing Director and Actuary

*Michel Perrin                 Managing Director and Actuary

*Karen Field Hazin             Lead Director, Secretary and Associate General
                               Counsel

*Nicholas Huth                 Managing Director, Associate General Counsel
                               and Chief Compliance Officer

*Kathryn Ferrero               Senior Executive Director and Chief Marketing
                               Officer

*David Karr                    Senior Executive Director

*Dominique Baede               Managing Director

*Herve Balzano                 Managing Director

*Christina Banthin             Managing Director and Associate General Counsel

*Eric Colby                    Managing Director

*Graham Day                    Managing Director

*Matthew Drummond              Managing Director

*Ronald Herrmann               Managing Director

*Steven M. Joenk               Managing Director and Chief Investment Officer

*David Kahal                   Managing Director

*Kevin M. Kennedy              Managing Director

*Kenneth Kozlowski             Managing Director

*Susan La Vallee               Managing Director

*Barbara Lenkiewicz            Managing Director

*Patricia Louie                Managing Director and Associate General Counsel

*Carol Macaluso                Managing Director

*Laurent Marvy                 Managing Director

*James Mellin                  Managing Director

*Hillary Menard                Managing Director

*Prabha ("Mary") Ng            Managing Director

*Christine Nigro               Managing Director

*James O'Boyle                 Managing Director

*George Papazicos              Managing Director

*Robin Raju                    Managing Director

*Anthony F. Recine             Managing Director and Chief Auditor

*John Rivett                   Managing Director

*Pamela Rosado                 Managing Director and Associate General Counsel

*Steven I. Rosenthal           Managing Director

*Theresa Trusskey              Managing Director

*Marc Warshawsky               Managing Director

*Melisa Waters                 Managing Director

*William M. Webster            Managing Director

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Separate Account Nos. 3, 4, 10 and 66 of AXA Equitable Life Insurance Company (the "Separate Accounts") are separate accounts of AXA Equitable. AXA Equitable, a New York stock life insurance company is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

         AXA owns 100% of the Holding Company's outstanding common stock plus convertible preferred stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         (a) The 2016/2017 AXA Group Organizational Charts are incorporated herein by reference to Exhibit 26(a) to Registration Statement
(File No. 333-216084) on Form N-4, filed August 25, 2017.

         (b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q3-2017 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 333-216084) on Form N-4 filed December 21, 2017.

Item 32. Number of Contractowners

         As of October 31, 2017 there were 318 participants of Retirement Investment Account Contracts offered by the registrant, all of which are qualified contracts. As of the same date, there were participants in the Members Retirement Program all of which are qualified contracts.

Item 33. Indemnification

         (a)    Indemnification of Directors and Officers

                The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

                7.4  Indemnification of Directors, Officers and Employees.
                     (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                     (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                     (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                     (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                            (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $105 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriter

                For the Retirement Investment Account:

                        To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

                For the Members Retirement Program:

                        Not applicable. Presently, there is no Principal Underwriter of the contracts. AXA Equitable provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan distributions and number of plans sold.

         (c)    Undertaking

                        Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Business and Other Connections of Investment Adviser

         AXA Equitable Life Insurance Company ("AXA Equitable") acts as the investment manager for Separate Account Nos. 3, 4 and 10. With respect to Alliance Capital Management L.P. ("Alliance"), a publicly-traded limited partnership, is indirectly majority-owned by AXA Equitable and provides personnel and facilities for portfolio selection and transaction services. Alliance recommends the securities investments to be purchased and sold for Separate Account Nos. 3, 4 and 10, and arranges for the execution of portfolio transactions. Alliance coordinates related accounting and bookkeeping functions with AXA Equitable. Both AXA Equitable and Alliance are registered investment advisers under the Investment Advisers Act of 1940.

         Information regarding the directors and principal officers of AXA Equitable is provided in Item 30 of this Part C and is incorporated herein by reference.

       Set forth below is certain information regarding the directors and principal officers of AllianceBernstein Corporation ("AllianceBernstein"). The business address of the AllianceBernstein persons whose names are preceded by an asterisk is 1345 Avenue of the Americas, New York, New York 10105.

             (1)                       (2)                     (3)
                                  POSITIONS AND        PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                OFFICES WITH        (AND OTHER POSITIONS)
BUSINESS ADDRESS                ALLIANCEBERNSTEIN      WITHIN PAST 2 YEARS
------------------             -------------------  ---------------------------
DIRECTORS

Robert B. Zoellick             Chairman of the      See Column 2.
                               Board

* Seth P. Bernstein            President and Chief  President and Chief
                               Executive Officer    Executive Officer,
                                                    AllianceBernstein, and
                                                    Holding (May 2017 to
                                                    present)

* Paul L. Audet                Director             Independent Director

* Ramon de Oliveira            Director             Member of the Board, AXA

Denis Duverne                  Director             Chairman of the Board, AXA
AXA                                                 (September 2016-present)
25, Avenue Matignon
75008, Paris, France

* Barbara Fallon-Walsh         Director             Independent Director

* Daniel G. Kaye               Director             Independent Director

* Shelley B. Leibowitz         Director             Founder, SL Advisory LLC

Anders Malmstrom               Director             Chief Financial Officer,
c/o AXA Financial, Inc.                             AXA Financial, Inc.
1290 Ave. of the Americas
New York, NY 10104

* Das Narayandas               Director             Edsel Bryant Ford
                                                    Professor of Business
                                                    Admin., Harvard Bus. School

             (1)                       (2)                     (3)
                                  POSITIONS AND        PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                OFFICES WITH        (AND OTHER POSITIONS)
BUSINESS ADDRESS                ALLIANCEBERNSTEIN      WITHIN PAST 2 YEARS
------------------             -------------------  --------------------------

Mark Pearson                   Director             Director, President and
AXA Financial, Inc.                                 Chief Executive Officer of
1290 Avenue of the Americas                         AXA Financial, and
New York, NY 10104                                  Chairman and Chief
                                                    Executive Officer of AXA
                                                    Equitable.

             (1)                       (2)                     (3)
                                  POSITIONS AND        PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                OFFICES WITH        (AND OTHER POSITIONS)
BUSINESS ADDRESS                ALLIANCEBERNSTEIN      WITHIN PAST 2 YEARS
------------------             -------------------  --------------------------
OFFICERS

* Seth P. Bernstein            President and Chief  See Column 2.
                               Executive Officer

* Kate C. Burke                Head of Human        See Column 2.
                               Capital and Chief
                               Talent Officer

* Laurence E. Cranch           General Counsel      See Column 2.

* James A. Gingrich            Chief Operating      See Column 2.
                               Officer

* John C. Weisenseel           Chief Financial      See Column 2.
                               Officer

Item 35. Principal Underwriters

                For Retirement Investment Account:

         (a) AXA Advisors, LLC, an affiliate of AXA Equitable and MONY Life Insurance Company of America are the principal underwriters for AXA Equitable's Separate Account A, Separate Account No. 301, Separate Account No. 45, Separate Account 49, Separate Account No. 70, Separate Account I, Separate Account FP, AXA Premier VIP Trust and EQ Advisors Trust; and of MONY America Variable Account A, MONY America Variable Account L and MONY America Variable Account K. AXA Advisors, LLC's principal business address is 1290 Avenue of the Americas, New York, NY 10104.

                For Members Retirement Program:

                Not applicable. Presently, there is no Principal Underwriter of the contracts, see Item 33(b) of this Part C which is incorporated by reference.

         (b) See Item 30 of this Part C, which is incorporated herein by reference.

         (c)    Not applicable.

Item 36. Location of Accounts and Records

         AXA Equitable Life Insurance Company

         135 West 50th Street
         New York, New York 10020

         1290 Avenue of the Americas
         New York, New York 10104

         500 Plaza Drive
         Secaucus, New Jersey 07094

Item 37. Management Services

         Not applicable.

Item 38. Undertakings

         The Registrant hereby undertakes the following:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include (1) as part of its applications to purchase any contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request; and

         (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

                                  SIGNATURES

       As required by the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 21st day of December, 2017.

                                       AXA EQUITABLE LIFE INSURANCE COMPANY
                                                  (Registrant)

                                       By:  AXA Equitable Life Insurance Company

                                       By:  /s/ Shane Daly
                                            ------------------------------------
                                            Shane Daly
                                            Vice President and Associate General
                                            Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933, the Depositor has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 21st day of December, 2017.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Shane Daly
                                              ----------------------------------
                                              Shane Daly
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*DIRECTORS:

Thomas Buberl           Daniel G. Kaye     Bertram Scott
George Stansfield       Kristi A. Matus    Richard C. Vaughan
Barbara Fallon-Walsh    Ramon de Oliveira  Mark Pearson

*By:  /s/ Shane Daly
      --------------------------
      Shane Daly
      Attorney-in-Fact
      December 21, 2017

                                 EXHIBIT INDEX

EXHIBIT NO.                                                           TAG VALUE
------------                                                          ---------

12                 Opinion and Consent of Counsel                     EX-99.12

13(a)              Consent of PricewaterhouseCoopers LLP              EX-99.13a

13(b)              Powers of Attorney                                 EX-99.13b